UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-03290

Name of Fund: BlackRock Variable Series Funds, Inc.

BlackRock Basic Value V.I. Fund

BlackRock Capital Appreciation V.I. Fund

BlackRock Equity Dividend V.I. Fund

BlackRock Global Allocation V.I. Fund

BlackRock Global Opportunities V.I. Fund

BlackRock Government Money Market V.I. Fund

BlackRock High Yield V.I. Fund

BlackRock International V.I. Fund

BlackRock iShares Alternative Strategies V.I. Fund

BlackRock iShares Dynamic Allocation V.I Fund

BlackRock iShares Dynamic Fixed Income V.I. Fund

BlackRock iShares Equity Appreciation V.I. Fund

BlackRock Large Cap Core V.I. Fund

BlackRock Large Cap Growth V.I. Fund

BlackRock Large Cap Value V.I. Fund

BlackRock Managed Volatility V.I. Fund

BlackRock S&P 500 Index V.I. Fund

BlackRock Total Return V.I. Fund

BlackRock U.S. Government Bond V.I. Fund

BlackRock Value Opportunities V.I. Fund

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Variable Series Funds, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2016

Date of reporting period: 06/30/2016

Item 1 – Report to Stockholders

JUNE 30, 2016

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

The Markets in Review

Dear Shareholder,

Uneven economic outlooks and divergence of monetary policies across regions have been the overarching themes driving financial markets over the past couple of years. In the latter half of 2015, as U.S. growth outpaced other developed markets, investors were focused largely on the timing of the Federal Reserve’s (the “Fed”) decision to end its near-zero interest rate policy. The Fed ultimately hiked rates in December, whereas the European Central Bank and the Bank of Japan took additional steps to stimulate growth, even introducing negative interest rates. The U.S. dollar had strengthened considerably ahead of these developments, causing profit challenges for U.S. companies that generate revenues overseas, and pressuring emerging market currencies and commodities prices.

Also during this time period, oil prices collapsed due to excess global supply. China, one of the world’s largest consumers of oil, was another notable source of stress for financial markets as the country showed signs of slowing economic growth and took measures to devalue its currency. Declining confidence in the country’s policymakers stoked investors’ worries about the potential impact of China’s weakness on the global economy. Global market volatility increased and risk assets (such as equities and high yield bonds) suffered in this environment.

The elevated market volatility spilled over into 2016, but as the first quarter wore on, fears of a global recession began to fade, allowing markets to calm and risk assets to rebound. Central bank stimulus in Europe and Japan, combined with a more tempered outlook for rate hikes in the United States, helped bolster financial markets. A softening in U.S. dollar strength brought relief to U.S. exporters and emerging market economies. Oil prices rebounded as the world’s largest producers agreed to reduce supply.

Volatility spiked again in late June when the United Kingdom shocked investors with its vote to leave the European Union. Uncertainty around how the British exit might affect the global economy and political landscape long term drove investors to high quality assets, pushing already-low global yields to even lower levels.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to adjust accordingly as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	3.84%	3.99%
U.S. small cap equities (Russell 2000® Index)	2.22	(6.73)
International equities (MSCI Europe, Australasia, Far East Index)	(4.42)	(10.16)
Emerging market equities (MSCI Emerging Markets Index)	6.41	(12.05)
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.15	0.19
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	7.95	9.49
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	5.31	6.00
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.35	7.80
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	9.06	1.65

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT

JUNE 30, 2016

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶   BlackRock Basic Value V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of June 30, 2016	BlackRock Basic Value V.I. Fund

Investment Objective

BlackRock Basic Value V.I. Fund’s (the “Fund”) investment objective is to seek capital appreciation and, secondarily, income.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2016, the Fund underperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

•

Stock selection in the financials sector was the leading detractor from performance relative to the benchmark over the six-month period. In particular, overweight positions in Capital One Financial Corporation and Discover Financial Services, Inc. lagged amid concerns regarding consumer credit quality, while overweight positions in Citigroup, Inc. and JP Morgan Chase & Co. detracted as falling interest rates renewed concerns about pressure on bank net interest margins. The Fund’s underweight to real estate investment trusts also weighed on relative returns as falling interest rates continued to increase investor demand for yield.

•

The Fund’s underweight allocation to consumer staples detracted from relative performance over the period, as investors gravitated to the sector’s perceived safety and stability without regard for valuation. Selection within the sector also hindered performance, in particular an overweight position in Kroger Co. as the grocery-store operator lagged due in part to concerns that food inflation may dampen same-store sales.

•	On the positive side, stock selection in both health care and utilities contributed to relative performance during the period. In health care, an overweight position in St. Jude Medical, Inc. added value as shares of the medical device company rallied following the announcement of a planned acquisition by Abbott Laboratories. In addition, a position in biopharmaceutical company Baxalta Inc. benefited from the closing of its merger with Shire PLC. Stock selection in utilities was highlighted by overweight positions in Exelon Corp., AES Corp., and Dynegy, Inc., all of which benefited from the rebound in power prices during the quarter. Finally, relative performance was aided by an overweight in telecommunication services (“telecom”), most notably the Fund’s position in Verizon Communications, Inc.

Describe recent portfolio activity.

•	During the period, portfolio management modestly increased the Fund’s investments in the energy and utilities sectors, while reducing exposure to financials and telecom.

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Value Index, the Fund ended the period with the largest sector overweights in the health care, information technology, and energy sectors, while the most significant underweights were consumer staples, industrials and materials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Net Assets
Financials	27%
Health Care	16
Energy	15
Information Technology	13
Utilities	8
Consumer Discretionary	6
Industrials	5
Telecommunication Services	5
Materials	2
Consumer Staples	2
Short-Term Securities	8
Liabilities in Excess of Other Assets	(7)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

BlackRock Basic Value V.I. Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[2]	The Fund invests primarily in equity securities that Fund management believes are undervalued, which means that their prices are less than Fund management believes they are worth.

[3]	An unmanaged index that is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values.

Performance Summary for the Period Ended June 30, 2016

		Average Annual Total Returns
	6-Month Total Returns[5]	1 Year[5]	5 Years[5]	10 Years[5]
Class I4	5.24%	(4.12)%	9.77%	6.34%
Class II4	5.10	(4.26)	9.59	6.17
Class III[4]	4.97	(4.41)	9.45	6.05
Russell 1000® Value Index	6.30	2.86	11.35	6.13

[4]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[5]	For a portion of the period, the Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[6]	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[6]	Annualized Expense Ratio
Class I	$1,000.00	$1,052.40	$3.73	$1,000.00	$1,021.23	$3.67	0.73%
Class II	$1,000.00	$1,051.00	$4.59	$1,000.00	$1,020.39	$4.52	0.90%
Class III	$1,000.00	$1,049.70	$5.15	$1,000.00	$1,019.84	$5.07	1.01%

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	3

BlackRock Basic Value V.I. Fund

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2016 and held through June 30, 2016) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Schedule of Investments June 30, 2016 (Unaudited)	BlackRock Basic Value V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 2.0%
B/E Aerospace, Inc.	20,180	$931,811
Boeing Co.	25,870	3,359,737
Honeywell International, Inc.	11,560	1,344,659
Huntington Ingalls Industries, Inc.	11,310	1,900,419
Northrop Grumman Corp.	1,810	402,327
Raytheon Co.	4,230	575,069

		8,514,022
Airlines — 0.5%
American Airlines Group, Inc.	75,150	2,127,497
Auto Components — 1.3%
Lear Corp.	51,290	5,219,270
Magna International, Inc.	11,720	411,020

		5,630,290
Automobiles — 0.2%
Thor Industries, Inc.	13,999	906,295
Banks — 12.4%
Bank of America Corp.	355,030	4,711,248
Citigroup, Inc.	466,500	19,774,935
JPMorgan Chase & Co.	336,946	20,937,824
KeyCorp	221,490	2,447,465
Regions Financial Corp.	327,260	2,784,982
Wells Fargo & Co.	75,510	3,573,888

		54,230,342
Biotechnology — 1.3%
Gilead Sciences, Inc.	69,600	5,806,032
Capital Markets — 0.9%
Ameriprise Financial, Inc.	10,320	927,252
KKR & Co. LP	3,414	42,129
Morgan Stanley	114,600	2,977,308

		3,946,689
Chemicals — 0.5%
Akzo Nobel NV — ADR	63,985	1,346,244
Ashland, Inc.	5,600	642,712

		1,988,956
Communications Equipment — 6.0%
Cisco Systems, Inc.	774,970	22,233,889
Nokia OYJ — ADR (a)	376,880	2,144,447
Telefonaktiebolaget LM Ericsson — ADR (a)	256,091	1,966,779

		26,345,115
Construction & Engineering — 0.4%
AECOM (b)	56,130	1,783,250
Consumer Finance — 6.9%
Capital One Financial Corp.	171,700	10,904,667

Common Stocks	Shares	Value
Consumer Finance (continued)
Discover Financial Services	295,200	$15,819,768
SLM Corp. (b)	544,957	3,367,834

		30,092,269
Containers & Packaging — 0.7%
Avery Dennison Corp.	10,840	810,290
Bemis Co., Inc.	27,730	1,427,818
Crown Holdings, Inc. (b)	16,870	854,803

		3,092,911
Diversified Financial Services — 1.2%
Nasdaq, Inc.	77,800	5,031,326
Diversified Telecommunication Services — 2.8%
Verizon Communications, Inc.	215,830	12,051,947
Electric Utilities — 3.2%
Exelon Corp.	387,200	14,078,592
Energy Equipment & Services — 1.0%
Superior Energy Services, Inc. (b)	244,122	4,494,286
Food & Staples Retailing — 1.2%
CVS Health Corp.	8,560	819,534
Kroger Co.	119,652	4,401,997

		5,221,531
Food Products — 0.3%
Mondelez International, Inc., Class A	28,860	1,313,419
Health Care Equipment & Supplies — 6.2%
Baxter International, Inc.	242,200	10,952,284
Medtronic PLC	63,218	5,485,426
St. Jude Medical, Inc.	29,900	2,332,200
Zimmer Biomet Holdings, Inc.	67,300	8,101,574

		26,871,484
Hotels, Restaurants & Leisure — 0.0%
Wyndham Worldwide Corp. (a)	620	44,163
Household Durables — 1.2%
Newell Brands, Inc.	101,880	4,948,312
Tupperware Brands Corp. (a)	8,620	485,134

		5,433,446
Independent Power and Renewable Electricity Producers — 4.5%
AES Corp.	1,038,530	12,960,854
Dynegy, Inc. (b)	377,290	6,504,480

		19,465,334
Insurance — 3.9%
Genworth Financial, Inc., Class A (b)	381,450	984,141
Hartford Financial Services Group, Inc.	117,701	5,223,570
Lincoln National Corp.	81,727	3,168,556

Portfolio Abbreviation
ADR	American Depositary Receipts

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	5

Schedule of Investments (continued)	BlackRock Basic Value V.I. Fund

Common Stocks	Shares	Value
Insurance (continued)
MetLife, Inc.	11,131	$443,348
Prudential Financial, Inc.	58,570	4,178,384
XL Group PLC	89,370	2,976,915

		16,974,914
Internet & Catalog Retail — 0.0%
Priceline Group, Inc. (b)	100	124,841
IT Services — 0.2%
Fidelity National Information Services, Inc.	6,220	458,290
First Data Corp., Class A (b)	48,920	541,544

		999,834
Media — 2.9%
Comcast Corp., Class A	73,390	4,784,294
Interpublic Group of Cos., Inc.	91,180	2,106,258
Omnicom Group, Inc. (a)	17,890	1,457,856
Scripps Networks Interactive, Inc., Class A (a)	66,980	4,170,845

		12,519,253
Metals & Mining — 0.6%
Allegheny Technologies, Inc. (a)	20,100	256,275
Reliance Steel & Aluminum Co.	31,800	2,445,420

		2,701,695
Multiline Retail — 0.1%
Dollar General Corp. (a)	2,330	219,020
Oil, Gas & Consumable Fuels — 14.3%
Apache Corp. (a)	301,410	16,779,495
Devon Energy Corp.	332,900	12,067,625
Gulfport Energy Corp. (b)	253,940	7,938,164
Hess Corp.	11,070	665,307
Marathon Oil Corp.	800,362	12,013,434
Marathon Petroleum Corp.	105,850	4,018,066
Parsley Energy, Inc., Class A (b)	82,520	2,232,991
Suncor Energy, Inc.	16,590	460,041
Valero Energy Corp. (a)	125,710	6,411,210

		62,586,333
Personal Products — 0.1%
Unilever NV — NY Shares	9,320	437,481
Pharmaceuticals — 8.9%
Merck & Co., Inc.	281,370	16,209,726
Pfizer, Inc.	519,570	18,294,060
Shire PLC — ADR	13,316	2,451,209
Teva Pharmaceutical Industries Ltd. — ADR	41,290	2,073,997

		39,028,992
Professional Services — 2.6%
Dun & Bradstreet Corp.	5,641	687,299
Nielsen Holdings PLC	204,140	10,609,156

		11,296,455
Real Estate Investment Trusts (REITs) — 1.1%
Brixmor Property Group, Inc.	49,290	1,304,213
Starwood Property Trust, Inc. (a)	178,690	3,702,457

		5,006,670
Semiconductors & Semiconductor Equipment — 5.1%
Lam Research Corp.	550	46,233
QUALCOMM, Inc.	389,190	20,848,908
Teradyne, Inc.	76,470	1,505,694

		22,400,835
Software — 0.1%
Oracle Corp.	5,470	223,887

Common Stocks	Shares	Value
Specialty Retail — 0.6%
GNC Holdings, Inc., Class A	113,490	$2,756,672
Technology Hardware, Storage & Peripherals — 1.0%
Apple Inc.	46,730	4,467,388
Thrifts & Mortgage Finance — 0.5%
New York Community Bancorp, Inc. (a)	148,300	2,223,017
Trading Companies & Distributors — 0.1%
AerCap Holdings NV (b)	3,870	129,993
Air Lease Corp. (a)	6,440	172,463

		302,456
Wireless Telecommunication Services — 1.9%
Telephone & Data Systems, Inc.	242,554	7,194,152
United States Cellular Corp. (b)	29,883	1,173,505

		8,367,657
Total Common Stocks — 98.7%		431,106,596

Preferred Stocks
Food Products — 0.5%
Tyson Foods, Inc., 4.75% (c)	27,359	2,021,283
Machinery — 0.1%
Stanley Black & Decker, Inc., 6.25% (a)(c)	3,270	379,647
Total Preferred Stocks — 0.6%		2,400,930
Total Long-Term Investments (Cost — $404,075,120) — 99.3%		433,507,526

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.40% (d)(e)	6,308,310	6,308,310
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.59% (d)(e)(f)	$28,215	28,215,428
Total Short-Term Securities (Cost — $34,523,738) — 7.9%		34,523,738
Total Investments (Cost — $438,598,858) — 107.2%		468,031,264
Liabilities in Excess of Other Assets — (7.2)%		(31,320,797)

Net Assets — 100.0%		$436,710,467

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Schedule of Investments (concluded)	BlackRock Basic Value V.I. Fund

Notes to Schedule of Investments

(a)	Security, or a portion of security, is on loan.

(b)	Non-income producing security.

(c)	Convertible security.

(d)	During the six months ended June 30, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2015	Net Activity	Shares/Beneficial Interest Held at June 30, 2016	Value at June 30, 2016	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	2,943,348	3,364,962	6,308,310	$6,308,310	$2,560
BlackRock Liquidity Series, LLC Money Market Series	27,873,304	$342,124	28,215,428	28,215,428	46,865	[1]
Total				$34,523,738	$49,425

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(e)	Current yield as of period end.

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$433,507,526	—	—	$433,507,526
Short-Term Securities	6,308,310	$28,215,428	—	34,523,738

Total	$439,815,836	$28,215,428	—	$468,031,264

[1]	See above Schedule of Investments for values in each industry.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, collateral on securities loaned at value of $28,215,428 is categorized as Level 2 within the disclosure hierarchy.

During the six months ended June 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	7

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)	BlackRock Basic Value V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $27,711,546) (cost — $404,075,120)	$433,507,526
Investments at value — affiliated (cost — $34,523,738)	34,523,738
Receivables:
Investments sold	7,467,597
Securities lending income — affiliated	7,430
Capital shares sold	24,373
Dividends — affiliated	868
Dividends — unaffiliated	477,552
From the Manager	83,351
Prepaid expenses	1,011

Total assets	476,093,446

Liabilities
Collateral on securities loaned at value	28,215,428
Payables:
Investments purchased	2,501,658
Capital shares redeemed	8,099,677
Distribution fees	10,209
Investment advisory fees	219,193
Officer’s and Directors’ fees	4,011
Other accrued expenses	330,373
Other affiliates	2,430

Total liabilities	39,382,979

Net Assets	$436,710,467

Net Assets Consist of
Paid-in capital	$399,936,153
Undistributed net investment income	3,732,479
Accumulated net realized gain	3,609,429
Net unrealized appreciation (depreciation)	29,432,406

Net Assets	$436,710,467

Net Asset Value
Class I — Based on net assets of $385,144,215 and 27,402,747 shares outstanding, 300 million shares authorized, $0.10 par value	$14.05

Class II — Based on net assets of $5,281,585 and 377,036 shares outstanding, 100 million shares authorized, $0.10 par value	$14.01

Class III — Based on net assets of $46,284,667 and 3,318,730 shares outstanding, 100 million shares authorized, $0.10 par value	$13.95

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)	BlackRock Basic Value V.I. Fund

Investment Income
Dividends — unaffiliated	$5,370,564
Securities lending — affiliated — net	46,865
Dividends — affiliated	2,560
Foreign taxes withheld	(68,384)

Total income	5,351,605

Expenses
Investment advisory	1,280,954
Transfer agent — class specific	400,678
Distribution — class specific	58,570
Accounting services	48,462
Professional	36,359
Custodian	27,543
Printing	13,891
Officer and Directors	12,533
Transfer agent	2,463
Miscellaneous	7,606

Total expenses	1,889,059
Less:
Fees waived by the Manager	(466)
Transfer agent fees reimbursed — class specific	(265,132)

Total expenses after fees waived and/or reimbursed	1,623,461

Net investment income	3,728,144

Realized and Unrealized Gain
Net realized gain from investments	2,047,576
Net change in unrealized appreciation (depreciation) on investments	15,726,168

Total realized and unrealized gain	17,773,744

Net Increase in Net Assets Resulting from Operations	$21,501,888

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	9

Statements of Changes in Net Assets	BlackRock Basic Value V.I. Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

Operations
Net investment income	$3,728,144	$7,171,154
Net realized gain	2,047,576	54,034,585
Net change in unrealized appreciation (depreciation)	15,726,168	(88,682,929)

Net increase (decrease) in net assets resulting from operations	21,501,888	(27,477,190)

Distributions to Shareholders[1]
From net investment income:
Class I	—	(6,536,936)
Class II	—	(80,368)
Class III	—	(614,442)
From net realized gain:
Class I	—	(47,597,385)
Class II	—	(660,255)
Class III	—	(5,510,489)

Decrease in net assets resulting from distributions to shareholders	—	(60,999,875)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(28,824,875)	3,007,568

Net Assets
Total decrease in net assets	(7,322,987)	(85,469,497)
Beginning of period	444,033,454	529,502,951

End of period	$436,710,467	$444,033,454

Undistributed net investment income, end of period	$3,732,479	$4,335

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Financial Highlights	BlackRock Basic Value V.I. Fund

	Class I
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31,
		2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$13.36	$16.42	$17.44	$12.80	$11.43	$11.94

Net investment income[1]	0.12	0.24	0.25	0.22	0.22	0.19
Net realized and unrealized gain (loss)	0.57	(1.20)	1.51	4.65	1.38	(0.48)

Net increase (decrease) from investment operations	0.69	(0.96)	1.76	4.87	1.60	(0.29)

Distributions:[2]
From net investment income	—	(0.25)	(0.27)	(0.23)	(0.23)	(0.22)
From net realized gain	—	(1.85)	(2.51)	—	—	—

Total distributions	—	(2.10)	(2.78)	(0.23)	(0.23)	(0.22)

Net asset value, end of period	$14.05	$13.36	$16.42	$17.44	$12.80	$11.43

Total Return[3]
Based on net asset value	5.24%[4]	(5.95)%	9.93%	38.07%	14.05%	(2.45)%

Ratios to Average Net Assets
Total expenses	0.85%[5]	0.86%	0.85%	0.84%	0.79%	0.67%

Total expenses after fees waived and/or reimbursed	0.73%[5]	0.73%	0.72%	0.72%	0.71%	0.67%

Net investment income	1.78%[5]	1.47%	1.40%	1.41%	1.79%	1.58%

Supplemental Data
Net assets, end of period (000)	$385,144	$393,370	$468,876	$448,299	$363,954	$366,990

Portfolio turnover rate	21%	50%	39%	47%	42%	58%

	Class II
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31,
		2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$13.33	$16.38	$17.40	$12.77	$11.40	$11.91

Net investment income[1]	0.11	0.21	0.22	0.19	0.20	0.17
Net realized and unrealized gain (loss)	0.57	(1.18)	1.51	4.64	1.38	(0.48)

Net increase (decrease) from investment operations	0.68	(0.97)	1.73	4.83	1.58	(0.31)

Distributions:[2]
From net investment income	—	(0.23)	(0.24)	(0.20)	(0.21)	(0.20)
From net realized gain	—	(1.85)	(2.51)	—	—	—

Total distributions	—	(2.08)	(2.75)	(0.20)	(0.21)	(0.20)

Net asset value, end of period	$14.01	$13.33	$16.38	$17.40	$12.77	$11.40

Total Return[3]
Based on net asset value	5.10%[4]	(6.07)%	9.75%	37.85%	13.89%	(2.64)%

Ratios to Average Net Assets
Total expenses	1.03%[5]	1.02%	1.02%	1.01%	0.95%	0.82%

Total expenses after fees waived and/or reimbursed	0.90%[5]	0.90%	0.89%	0.89%	0.87%	0.82%

Net investment income	1.61%[5]	1.30%	1.23%	1.24%	1.63%	1.41%

Supplemental Data
Net assets, end of period (000)	$5,282	$5,466	$6,233	$6,715	$6,058	$6,462

Portfolio turnover rate	21%	50%	39%	47%	42%	58%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	11

Financial Highlights (concluded)	BlackRock Basic Value V.I. Fund

	Class III
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31,
		2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$13.28	$16.32	$17.35	$12.74	$11.37	$11.89

Net investment income[1]	0.10	0.19	0.20	0.17	0.19	0.16
Net realized and unrealized gain (loss)	0.57	(1.17)	1.50	4.62	1.38	(0.49)

Net increase (decrease) from investment operations	0.67	(0.98)	1.70	4.79	1.57	(0.33)

Distributions:[2]
From net investment income	—	(0.21)	(0.22)	(0.18)	(0.20)	(0.19)
From net realized gain	—	(1.85)	(2.51)	—	—	—

Total distributions	—	(2.06)	(2.73)	(0.18)	(0.20)	(0.19)

Net asset value, end of period	$13.95	$13.28	$16.32	$17.35	$12.74	$11.37

Total Return[3]
Based on net asset value	4.97%[4]	(6.15)%	9.63%	37.65%	13.81%	(2.78)%

Ratios to Average Net Assets
Total expenses	1.13%[5]	1.13%	1.11%	1.12%	1.05%	0.92%

Total expenses after fees waived and/or reimbursed	1.01%[5]	1.01%	1.00%	1.00%	0.98%	0.92%

Net investment income	1.50%[5]	1.19%	1.11%	1.14%	1.52%	1.37%

Supplemental Data
Net assets, end of period (000)	$46,285	$45,197	$54,394	$47,184	$38,758	$35,132

Portfolio turnover rate	21%	50%	39%	47%	42%	58%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Financial Statements (Unaudited)	BlackRock Basic Value V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Basic Value V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	13

Notes to Financial Statements (continued)	BlackRock Basic Value V.I. Fund

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value each business day.

•

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for the Fund’s investments has been included in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Preferred Stock: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Financial Statements (continued)	BlackRock Basic Value V.I. Fund

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc.	$820,384	$(820,384)	—
JP Morgan Securities LLC	3,978,172	(3,978,172)	—
Morgan Stanley	5,370,450	(5,370,450)	—
State Street Bank & Trust Co.	17,191,184	(17,191,184)	—
UBS Securities LLC	351,356	(351,356)	—

Total	$27,711,546	$(27,711,546)	—

[1]

Collateral with a value of $28,215,428 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the above table.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee, which is determined by calculating a percentage of the Fund’s average daily net assets, based on the following annual rates:

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	15

Notes to Financial Statements (continued)	BlackRock Basic Value V.I. Fund

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.60%
$1 Billion — $3 Billion	0.56%
$3 Billion — $5 Billion	0.54%
$5 Billion — $10 Billion	0.52%
Greater than $10 Billion	0.51%

Distribution Fees

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates of 0.15% and 0.25% based upon the average daily net assets attributable to Class II and Class III, respectively.

For the six months ended June 30, 2016, the following table shows the class specific distribution fees borne directly by each share class of the Fund:

Class II	Class III	Total
$3,845	$54,725	$58,570

Transfer Agent

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations which is shown as transfer agent — class specific. For the six months ended June 30, 2016, the Fund paid the following amounts to affiliates in return for these services, which is included in transfer agent — class specific in the Statement of Operations.

Class I	Class II	Class III	Total
$350,080	$5,438	$45,160	$400,678

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

Expense Limitations, Waivers and Reimbursements

The Manager, with respect to the Fund, contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows:

Class I	1.25%
Class II	1.40%
Class III	1.50%

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2017, unless approved by the Board, including a majority of the Independent Directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a majority of the outstanding voting securities of the Fund.

The Manager, with respect to the Fund, voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by the Manager in the Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. For the six months ended June 30, 2016, the amount waived was $466.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Financial Statements (continued)	BlackRock Basic Value V.I. Fund

The Manager has contractually agreed to reimburse transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.06%
Class II	0.08%
Class III	0.09%

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2017 unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund.

These amounts waived and/or reimbursed are included in fees waived by the Manager, and shown as transfer agent fees reimbursed — class specific in the Statement of Operations. Class specific expense waivers and/or reimbursements are as follows:

	Class I	Class II	Class III	Total
Transfer Agent Fees Reimbursed	$236,346	$3,382	$25,404	$265,132

For the six months ended June 30, 2016, the Fund reimbursed the Manager $2,411 for certain accounting services, which is included in accounting services in the Statement of Operations.

Securities Lending

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the six months ended June 30, 2016, the Fund paid BIM $16,872 for securities lending agent services.

Officers and Directors

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Officer and Directors in the Statement of Operations.

6. Purchases and Sales:

For the six months ended June 30, 2016, purchases and sales of investments, excluding short-term securities, were $91,496,993 and $115,587,307, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	17

Notes to Financial Statements (continued)	BlackRock Basic Value V.I. Fund

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2015. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of June 30, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$440,127,270

Gross unrealized appreciation	$52,838,052
Gross unrealized depreciation	(24,934,058)

Net unrealized appreciation	$27,903,994

8. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2016, the Fund did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: As of period end, the Fund invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Financial Statements (concluded)	BlackRock Basic Value V.I. Fund

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class l
Shares sold	278,628	$3,685,657	691,099	$11,155,149
Shares issued in reinvestment of distributions	—	—	3,981,747	54,134,322
Shares redeemed	(2,312,040)	(31,022,562)	(3,796,900)	(62,537,434)

Net increase (decrease)	(2,033,412)	$(27,336,905)	875,946	$2,752,037

Class II
Shares sold	—	—	4,430	$65,251
Shares issued in reinvestment of distributions	—	—	54,627	740,623
Shares redeemed	(33,160)	$(426,749)	(29,479)	(471,738)

Net increase (decrease)	(33,160)	$(426,749)	29,578	$334,136

Class III
Shares sold	340,207	$4,488,425	592,749	$9,628,267
Shares issued in reinvestment of distributions	—	—	453,380	6,124,932
Shares redeemed	(426,149)	(5,549,646)	(974,870)	(15,831,804)

Net increase (decrease)	(85,942)	$(1,061,221)	71,259	$(78,605)

Total Net Increase (Decrease)	(2,152,514)	$(28,824,875)	976,783	$3,007,568

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

The Fund paid a long-term capital gain distribution in the following amounts per share on July 22, 2016 to shareholders of record on July 20, 2016:

Long-Term Capital Gain
Class I	$0.087861
Class II	$0.087861
Class III	$0.087861

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	19

JUNE 30, 2016

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶    BlackRock Capital Appreciation V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of June 30, 2016	BlackRock Capital Appreciation V.I. Fund

Investment Objective

BlackRock Capital Appreciation V.I. Fund’s (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended June 30, 2016, the Fund underperformed the benchmark Russell 1000® Growth Index and the broad-market S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Growth Index.

What factors influenced performance?

•

After a strong finish to 2015, the Fund was not immune to the broader risk-off environment and momentum reversal that gripped markets at the start of 2016. Investors began the year favoring dividend stocks amid fears of negative interest rates, then broadly rotated to more traditional value stocks at the expense of growth/momentum names as the first quarter progressed. The rotation exacted the greatest toll on last year’s winners (regardless of sound fundamentals) and higher volatility stocks. Further challenging performance has been the resilience of safe-haven assets as the low/negative interest rate environment continued to attract domestic and foreign investors to high-dividend segments in their quest for yield. The Fund did rebound in the latter half of the reporting period, but, unfortunately, it was not enough to offset the abovementioned weakness.

•

On a sector basis, consumer discretionary was the prime detractor from relative performance, with weakness most notable in the internet & catalog retail, media and specialty retail segments. Health care and information technology (“IT”) also weighed on results, mainly with respect to biotechnology and IT services. Conversely, energy and materials were the top contributors to performance. Oil & gas holdings led in energy, while chemicals was a standout in materials. Financials also added value.

•

In stock specifics, biotechnology holdings Vertex Pharmaceuticals, Inc. and United Therapeutics Corp. were among the top detractors. The stocks underperformed amid the broader market rotation away from volatility, momentum and growth in the first half of the reporting period, which had a particularly negative impact on the biotechnology segment. Vertex shares were further pressured by several near-term downward estimate revisions on the company’s newly-launched drug Orkambi (though peak sales for the drug remain constant).

•

Positions in Alliance Data Systems Corp. and TripAdvisor, Inc. also weighed on results. Alliance Data Systems reported an in-line fourth quarter and reiterated 2016 guidance, but its guidance included slightly higher credit losses than previously forecasted due to 2015 coming in better than expected (the company is using the same end point in 2016). Given Alliance Data’s exposure to credit losses in a potential downturn and the higher increase in losses relative to 2015, the stock sold off primarily on macro worries. TripAdvisor underperformed amid worries about the global economy and, specifically, global travel fundamentals post-terrorist attacks in Europe and fears about the Zika virus in Latin America. Adding to weakness in the shares were investor concerns about the company’s business transition to first party booking, especially in light of a challenging travel environment.

•

On the positive side, UnitedHealth Group, Inc. and Amazon.com, Inc. were the top contributors in the six-month period. UnitedHealth outperformed as its pharmacy benefit management (PBM) unit, which represents about 20% of profits, won the business of the California and Texas government workers retirees program, and General Electric. These wins suggest that UnitedHealth’s recent purchase of Catamaran (a smaller PBM) is being well received in the marketplace, and that the company could continue to take share if its promises of using the PBM relationship to lower overall medical costs for its customers (not just drug costs) bear out. Amazon shares outperformed after the company’s first-quarter results showed both a revenue acceleration and significant margin expansion, resulting in operating profit that beat expectations by almost 40%. Moreover, the company’s fastest-growing business, Amazon Web Services, continued to show strong revenue growth (63% year-over-year) and margin expansion.

•

Additional contributions came from positions in Tencent Holdings Ltd. and Facebook, Inc. Tencent reported first-quarter revenue growth and margins that exceeded expectations. In addition, Weixin user additions accelerated on a quarter-over-quarter basis, and the company’s outlook was bullish with respect to mobile games, subscriptions and advertising. Facebook outperformed earlier in the period after the company exceeded expectations for its fourth-quarter results by a wide margin. Revenues accelerated, margins topped expectations and the company’s plans for 2016 were in-line with expectations.

Describe recent portfolio activity.

•

Due to a combination of portfolio trading activity and market movement during the six-month period, the Fund’s weighting in the consumer staples and energy sectors increased, largely with respect to beverages and oil, gas & consumable fuels. Industrials exposure also increased. The most notable reductions were in IT, mainly hardware, and health care, especially biotechnology and pharmaceuticals.

Describe portfolio positioning at period end.

•

From a positioning standpoint, the investment adviser continues to barbell the portfolio, balancing best-in-class growth companies with low-volatility names that should perform well in a low growth, low interest rate environment.

•	As of period end, the Fund’s largest sector overweight relative to the Russell 1000® Growth Index was in IT, while industrials remained the largest underweight.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

BlackRock Capital Appreciation V.I. Fund

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to June 15, 2010, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution and/or service (12b-1) fees applicable to the Class III Shares.

[2]

The Fund invests primarily in a diversified portfolio consisting primarily of common stock of U.S. companies that the investment adviser believes have exhibited above-average growth rates in earnings over the long-term.

[3]

An unmanaged index that measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to-book ratios and higher forecasted growth values.

[4]	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

Performance Summary for the Period Ended June 30, 2016
		Average Annual Total Returns
	6-Month Total Returns[6]	1 Year[6]	5 Years[6]	10 Years[6]
Class I5	(4.29)%	(3.72)%	8.60%	6.62%
Class III[5]	(4.43)	(4.00)	8.31	6.36	[7]
Russell 1000® Growth Index	1.36	3.02	12.35	8.78
S&P 500® Index	3.84	3.99	12.10	7.43

[5]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[6]	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[7]

The returns for Class III Shares prior to June 15, 2010, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[9]
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[8]	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[8]	Annualized Expense Ratio
Class I	$1,000.00	$957.10	$3.89	$1,000.00	$1,020.89	$4.02	0.80%
Class III	$1,000.00	$955.70	$5.15	$1,000.00	$1,019.59	$5.32	1.06%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[9]

Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366. See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	3

BlackRock Capital Appreciation V.I. Fund

Portfolio Information as of June 30, 2016

Sector Allocation	Percent of Net Assets
Information Technology	36%
Consumer Discretionary	20
Health Care	16
Consumer Staples	11
Industrials	5
Financials	4
Materials	3
Energy	2
Telecommunication Services	1
Short-Term Securities	5
Liabilities in Excess of Other Assets	(3)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2016 and held through June 30, 2016) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Schedule of Investments June 30, 2016 (Unaudited)	BlackRock Capital Appreciation V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 2.0%
Honeywell International, Inc.	26,913	$3,130,520
TransDigm Group, Inc. (a)(b)	15,268	4,026,019

		7,156,539
Beverages — 6.5%
Anheuser-Busch InBev SA/NV — ADR	91,034	11,987,357
Constellation Brands, Inc., Class A	67,180	11,111,572

		23,098,929
Biotechnology — 3.6%
Alexion Pharmaceuticals, Inc. (a)	8,595	1,003,552
Celgene Corp. (a)	30,285	2,987,010
Regeneron Pharmaceuticals, Inc. (a)	14,058	4,909,475
Vertex Pharmaceuticals, Inc. (a)	44,010	3,785,740

		12,685,777
Chemicals — 2.9%
Ecolab, Inc.	31,140	3,693,204
Sherwin-Williams Co.	22,564	6,626,370

		10,319,574
Diversified Financial Services — 2.9%
Berkshire Hathaway, Inc., Class B (a)	70,646	10,228,834
Diversified Telecommunication Services — 1.4%
SBA Communications Corp., Class A (a)	47,110	5,085,053
Electrical Equipment — 1.2%
Acuity Brands, Inc.	16,907	4,192,260
Food & Staples Retailing — 3.4%
Costco Wholesale Corp.	49,258	7,735,476
Walgreens Boots Alliance, Inc.	53,698	4,471,433

		12,206,909
Food Products — 0.6%
Mead Johnson Nutrition Co.	21,756	1,974,357
Health Care Equipment & Supplies — 4.1%
Becton Dickinson and Co.	34,103	5,783,528
Boston Scientific Corp. (a)	221,029	5,165,448
Intuitive Surgical, Inc. (a)	5,521	3,651,645

		14,600,621
Health Care Providers & Services — 4.6%
Humana, Inc.	16,315	2,934,742
UnitedHealth Group, Inc.	95,995	13,554,494

		16,489,236
Hotels, Restaurants & Leisure — 2.6%
Chipotle Mexican Grill, Inc. (a)(b)	10,645	4,287,380
Domino’s Pizza, Inc.	22,687	2,980,618
Starbucks Corp.	36,122	2,063,289

		9,331,287

Common Stocks	Shares	Value
Internet & Catalog Retail — 12.1%
Amazon.com, Inc. (a)	33,405	$23,905,286
Netflix, Inc. (a)	85,554	7,826,480
Priceline Group, Inc. (a)	6,241	7,791,327
TripAdvisor, Inc. (a)	57,464	3,694,935

		43,218,028
Internet Software & Services — 16.0%
Alphabet, Inc., Class A (a)	37,337	26,267,700
Facebook, Inc., Class A (a)	180,911	20,674,509
Tencent Holdings Ltd.	435,900	9,999,404

		56,941,613
IT Services — 9.2%
Fiserv, Inc. (a)	27,764	3,018,780
FleetCor Technologies, Inc. (a)	55,023	7,875,442
Global Payments, Inc.	78,235	5,584,414
Visa, Inc., Class A	217,977	16,167,354

		32,645,990
Life Sciences Tools & Services — 2.1%
Illumina, Inc. (a)	52,138	7,319,132
Media — 1.1%
Liberty Global PLC LiLAC, Class A (a)	20,918	674,815
Liberty Global PLC, Class A (a)	115,124	3,345,503

		4,020,318
Oil, Gas & Consumable Fuels — 2.2%
Concho Resources, Inc. (a)	38,346	4,573,527
EOG Resources, Inc.	38,460	3,208,333

		7,781,860
Pharmaceuticals — 1.4%
Allergan PLC (a)	21,950	5,072,426
Real Estate Investment Trusts (REITs) — 1.4%
Crown Castle International Corp.	50,234	5,095,235
Road & Rail — 1.5%
Norfolk Southern Corp.	64,011	5,449,256
Semiconductors & Semiconductor Equipment — 0.5%
Applied Materials, Inc.	72,948	1,748,564
Software — 7.9%
Activision Blizzard, Inc.	221,141	8,763,818
Microsoft Corp.	216,021	11,053,795
salesforce.com, Inc. (a)	103,323	8,204,879

		28,022,492
Specialty Retail — 2.1%
Home Depot, Inc.	58,889	7,519,536
Technology Hardware, Storage & Peripherals — 1.3%
Apple Inc.	49,308	4,713,845

Portfolio Abbreviation

ADR	American Depositary Receipts

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	5

Schedule of Investments (continued)	BlackRock Capital Appreciation V.I. Fund

Common Stocks	Shares	Value
Textiles, Apparel & Luxury Goods — 1.9%
NIKE, Inc., Class B	124,557	$6,875,546
Total Common Stocks — 96.5%		343,793,217

Preferred Stock
Software — 1.2%
Palantir Technologies, Inc., Series I (Acquired 2/07/14, cost $2,858,021) (a)(c)	466,235	4,471,194
Total Long-Term Investments (Cost — $303,171,140) — 97.7%		348,264,411

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.40% (d)(e)	13,698,056	$13,698,056

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.59% (d)(e)(f)	$4,015	4,014,509
Total Short-Term Securities (Cost — $17,712,565) — 5.0%		17,712,565
Total Investments (Cost — $320,883,705) — 102.7%		365,976,976
Liabilities in Excess of Other Assets — (2.7)%		(9,592,563)

Net Assets — 100.0%		$356,384,413

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Restricted security as to resale, excluding 144A securities. As of period end, the Fund held restricted securities with a current value of $4,471,194 and an original cost of $2,858,021 which was 1.2% of its net assets.

(d)	During the six months ended June 30, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2015	Net Activity	Shares/Beneficial Interest Held at June 30, 2016	Value at June 30, 2016	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	3,359,763	10,338,293	13,698,056	$13,698,056	$8,099
BlackRock Liquidity Series, LLC, Money Market Series	$8,602,385	$(4,587,876)	$ 4,014,509	4,014,509	7,382	[1]
Total				$17,712,565	$15,481

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(e)	Current yield as of period end.

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$7,156,539	—	—	$7,156,539
Beverages	23,098,929	—	—	23,098,929
Biotechnology	12,685,777	—	—	12,685,777
Chemicals	10,319,574	—	—	10,319,574
Diversified Financial Services	10,228,834	—	—	10,228,834
Diversified Telecommunication Services	5,085,053	—	—	5,085,053
Electrical Equipment	4,192,260	—	—	4,192,260
Food & Staples Retailing	12,206,909	—	—	12,206,909
Food Products	1,974,357	—	—	1,974,357
Health Care Equipment & Supplies	14,600,621	—	—	14,600,621
Health Care Providers & Services	16,489,236	—	—	16,489,236

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Schedule of Investments (concluded)	BlackRock Capital Appreciation V.I. Fund

	Level 1	Level 2	Level 3	Total
Hotels, Restaurants & Leisure	$9,331,287	—	—	$9,331,287
Internet & Catalog Retail	43,218,028	—	—	43,218,028
Internet Software & Services	46,942,209	$9,999,404	—	56,941,613
IT Services	32,645,990	—	—	32,645,990
Life Sciences Tools & Services	7,319,132	—	—	7,319,132
Media	4,020,318	—	—	4,020,318
Oil, Gas & Consumable Fuels	7,781,860	—	—	7,781,860
Pharmaceuticals	5,072,426	—	—	5,072,426
Real Estate Investment Trusts (REITs)	5,095,235	—	—	5,095,235
Road & Rail	5,449,256	—	—	5,449,256
Semiconductors & Semiconductor Equipment	1,748,564	—	—	1,748,564
Software	28,022,492	—	—	28,022,492
Specialty Retail	7,519,536	—	—	7,519,536
Technology Hardware, Storage & Peripherals	4,713,845	—	—	4,713,845
Textiles, Apparel & Luxury Goods	6,875,546	—	—	6,875,546
Preferred Stock:
Software	—	—	$4,471,194	4,471,194
Short-Term Securities	13,698,056	4,014,509	—	17,712,565

Total	$347,491,869	$14,013,913	$4,471,194	$365,976,976

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, collateral on securities loaned at value of $4,014,509 is categorized as Level 2 within the disclosure hierarchy.

During the six months ended June 30, 2016, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Preferred Stocks
Assets:
Opening Balance, as of December 31, 2015	$5,305,754
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation)[1,2]	(834,560)
Purchases	—
Sales	—

Closing Balance, as of June 30, 2016	$4,471,194

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2016[2]	$(834,560)

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2016 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end.

	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs Utilized
Assets:
Preferred Stocks	$4,471,194	Market Comparables	Revenue Multiple[1]	12.00x
			Revenue Growth Rate[1]	84.00%

[1]	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	7

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)	BlackRock Capital Appreciation V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $3,954,968) (cost — $303,171,140)	$348,264,411
Investments at value — affiliated (cost — $17,712,565)	17,712,565
Receivables:
Investments sold	124,869
Securities lending income — affiliated	1,390
Capital shares sold	456,065
Dividends — affiliated	1,261
Dividends — unaffiliated	35,932
From the Manager	79,048
Prepaid expenses	826

Total assets	366,676,367

Liabilities
Collateral on securities loaned at value	4,014,509
Payables:
Investments purchased	5,728,948
Capital shares redeemed	18,363
Distribution fees	47,204
Investment advisory fees	190,642
Officer’s and Directors’ fees	3,357
Other accrued expenses	286,945
Other affiliates	1,986

Total liabilities	10,291,954

Net Assets	$356,384,413

Net Assets Consist of
Paid-in capital	$310,325,870
Accumulated net investment loss	(450,440)
Accumulated net realized gain	1,415,712
Net unrealized appreciation (depreciation)	45,093,271

Net Assets	$356,384,413

Net Asset Value
Class I — Based on net assets of $126,633,758 and 14,937,252 shares outstanding, 100 million shares authorized, $0.10 par value	$8.48

Class III — Based on net assets of $229,750,655 and 27,287,103 shares outstanding, 100 million shares authorized, $0.10 par value	$8.42

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)	BlackRock Capital Appreciation V.I. Fund

Investment Income
Dividends — affiliated	$8,099
Dividends — unaffiliated	1,259,313
Securities lending — affiliated — net	7,382
Foreign taxes withheld	(32,128)

Total income	1,242,666

Expenses
Investment advisory	1,145,129
Transfer agent	2,463
Transfer agent — class specific	372,772
Distribution — class specific	281,547
Accounting services	40,318
Printing	31,766
Professional	28,916
Custodian	17,959
Officer and Directors	11,957
Miscellaneous	6,373

Total expenses	1,939,200
Less:
Fees waived by the Manager	(1,531)
Transfer agent fees reimbursed — class specific	(237,820)

Total expenses after fees waived and reimbursed	1,699,849

Net investment loss	(457,183)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(3,786,734)
Foreign currency transactions	439

(3,786,295)

Net change in unrealized appreciation (depreciation) on:
Investments	(10,986,438)
Foreign currency translations	(1)

(10,986,439)

Net realized and unrealized loss	(14,772,734)

Net Decrease in Net Assets Resulting from Operations	$(15,229,917)

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	9

Statements of Changes in Net Assets	BlackRock Capital Appreciation V.I. Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

Operations
Net investment loss	$(457,183)	$(1,196,132)
Net realized gain (loss)	(3,786,295)	29,921,614
Net change in unrealized appreciation (depreciation)	(10,986,439)	(2,661,862)

Net increase (decrease) in net assets resulting from operations	(15,229,917)	26,063,620

Distributions to Shareholders[1]
From net realized gain:
Class I	—	(11,704,904)
Class III	—	(18,891,440)

Decrease in net assets resulting from distributions to shareholders	—	(30,596,344)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(1,136,731)	(23,025,148)

Net Assets
Total decrease in net assets	(16,366,648)	(27,557,872)
Beginning of period	372,751,061	400,308,933

End of period	$356,384,413	$372,751,061

Undistributed (accumulated) net investment income (loss), end of period	$(450,440)	$6,743

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Financial Highlights	BlackRock Capital Appreciation V.I. Fund

	Class I
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31,
		2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$8.86	$9.02	$9.80	$8.50	$7.62	$8.59

Net investment income (loss)[1]	(0.00)[2]	(0.01)	(0.01)	(0.00)[2]	0.07	0.03
Net realized and unrealized gain (loss)	(0.38)	0.63	0.87	2.86	0.99	(0.77)

Net increase (decrease) from investment operations	(0.38)	0.62	0.86	2.86	1.06	(0.74)

Distributions:[3]
From net investment income	—	—	—	(0.00)[2]	(0.07)	(0.05)
From net realized gain	—	(0.78)	(1.64)	(1.56)	(0.11)	(0.18)

Total distributions	—	(0.78)	(1.64)	(1.56)	(0.18)	(0.23)

Net asset value, end of period	$8.48	$8.86	$9.02	$9.80	$8.50	$7.62

Total Return[4]
Based on net asset value	(4.29)%[5]	6.73%	9.02%	33.82%	13.84%	(8.88)%

Ratios to Average Net Assets
Total expenses	0.95%[6]	0.93%	0.91%	0.93%	0.86%	0.72%

Total expenses after fees waived and reimbursed	0.80%[6]	0.79%	0.79%	0.80%	0.77%	0.72%

Net investment income (loss)	(0.09)%[6]	(0.15)%	(0.10)%	(0.00)%[2]	0.81%	0.34%

Supplemental Data
Net assets, end of period (000)	$126,634	$139,045	$166,586	$180,580	$191,093	$203,706

Portfolio turnover rate	47%	70%	102%	158%	63%	84%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	11

Financial Highlights (concluded)	BlackRock Capital Appreciation V.I. Fund

	Class III
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31,
		2015	2014	2013		2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$8.81	$8.97	$9.76	$8.48		$7.61	$8.59

Net investment income (loss)[1]	(0.01)	(0.04)	(0.03)	(0.03)		0.06	0.02
Net realized and unrealized gain (loss)	(0.38)	0.63	0.86	2.84		0.97	(0.80)

Net increase (decrease) from investment operations	(0.39)	0.59	0.83	2.81		1.03	(0.78)

Distributions:[2]
From net investment income	—	—	—	(0.00	)3	(0.05)	(0.02)
From net realized gain	—	(0.75)	(1.62)	(1.53)		(0.11)	(0.18)

Total distributions	—	(0.75)	(1.62)	(1.53)		(0.16)	(0.20)

Net asset value, end of period	$8.42	$8.81	$8.97	$9.76		$8.48	$7.61

Total Return[4]
Based on net asset value	(4.43)%[5]	6.49%	8.68%	33.40%		13.57%	(9.08)%

Ratios to Average Net Assets
Total expenses	1.19%[6]	1.17%	1.18%	1.19%		1.11%	0.97%

Total expenses after fees waived and reimbursed	1.06%[6]	1.05%	1.05%	1.06%		1.02%	0.97%

Net investment income (loss)	(0.35)%[6]	(0.40)%	(0.35)%	(0.27)%		0.72%	0.21%

Supplemental Data
Net assets, end of period (000)	$229,751	$233,706	$233,723	$207,582		$134,612	$38,791

Portfolio turnover rate	47%	70%	102%	158%		63%	84%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Financial Statements (Unaudited)	BlackRock Capital Appreciation V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Capital Appreciation V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares were redeemed on December 31, 2007 and sales of Class III Shares recommenced on June 15, 2010.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	13

Notes to Financial Statements (continued)	BlackRock Capital Appreciation V.I. Fund

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value each business day.

•

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Financial Statements (continued)	BlackRock Capital Appreciation V.I. Fund

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for the Fund’s investments has been included in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Preferred Stock: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	15

Notes to Financial Statements (continued)	BlackRock Capital Appreciation V.I. Fund

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
JP Morgan Securities LLC	$3,300,080	$(3,300,080)	—
Morgan Stanley	654,888	(654,888)	—

Total	$3,954,968	$(3,954,968)	—

[1]

Collateral with a value of $4,014,509 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee, which is determined by calculating a percentage of the Fund’s average daily net assets, based on the following annual rates:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.65%
$1 Billion - $3 Billion	0.61%
$3 Billion - $5 Billion	0.59%
$5 Billion - $10 Billion	0.57%
Greater than $10 Billion	0.55%

Distribution Fees

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

For the six months ended June 30, 2016, the class specific distribution fees borne directly by Class III is $281,547.

Transfer Agent

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the six months ended June 30, 2016, the Fund paid the following amounts to affiliates in return for these services, which is included in transfer agent — class specific in the Statement of Operations:

Class I	Class III	Total
$139,399	$233,373	$372,772

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Financial Statements (continued)	BlackRock Capital Appreciation V.I. Fund

Expense Limitations, Waivers and Reimbursements

The Manager, with respect to the Fund, contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows:

Class I	1.25%
Class III	1.50%

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2017, unless approved by the Board, including a majority of the Independent Directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a majority of the outstanding voting securities of the Fund.

The Manager, with respect to the Fund, voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by the Manager in the Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. For the six months ended June 30, 2016, the amount waived was $1,531.

The Manager has contractually agreed to reimburse transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.07%
Class III	0.08%

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2017, unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund.

These amounts are shown as transfer agent fees reimbursed — class specific in the Statement of Operations. Class specific expense waivers and/or reimbursements are as follows:

	Class I	Class III	Total
Transfer Agent Fees Reimbursed	$94,789	$143,031	$237,820

For the six months ended June 30, 2016, the Fund reimbursed the Manager $1,996 for certain accounting services, which is included in accounting services in the Statement of Operations.

Securities Lending

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the six months ended June 30, 2016, the Fund paid BIM $2,500 for securities lending agent services.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	17

Notes to Financial Statements (continued)	BlackRock Capital Appreciation V.I. Fund

Officers and Directors

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Officer and Directors in the Statement of Operations.

6. Purchases and Sales:

For the six months ended June 30, 2016, purchases and sales of investments, excluding short-term securities, were $165,835,068 and $175,929,109, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2015. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of June 30, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$321,902,443

Gross unrealized appreciation	$51,553,542
Gross unrealized depreciation	(7,479,009)

Net unrealized appreciation	$44,074,533

8. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2016, the Fund did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Financial Statements (concluded)	BlackRock Capital Appreciation V.I. Fund

Concentration Risk: As of period end, the Fund invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class I
Shares sold	558,824	$4,649,672	508,302	$4,779,314
Shares issued in reinvestment of distributions	—	—	1,285,091	11,704,904
Shares redeemed	(1,318,679)	(11,003,440)	(4,571,788)	(42,953,109)

Net decrease	(759,855)	$(6,353,768)	(2,778,395)	$(26,468,891)

Class III
Shares sold	2,035,838	$15,808,263	1,733,953	$15,998,016
Shares issued in reinvestment of distributions	—	—	2,085,369	18,891,440
Shares redeemed	(1,278,552)	(10,591,226)	(3,339,319)	(31,445,713)

Net increase	757,286	$5,217,037	480,003	$3,443,743

Total Net Decrease	(2,569)	$(1,136,731)	(2,298,392)	$(23,025,148)

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

The Fund paid a long-term capital gain distribution in the following amounts per share on July 22, 2016 to shareholders of record on July 20, 2016:

Long-Term Capital Gain
Class I	$0.148124
Class III	$0.148124

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	19

JUNE 30, 2016

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶   BlackRock Equity Dividend V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of June 30, 2016	BlackRock Equity Dividend V.I. Fund

Investment Objective

BlackRock Equity Dividend V.I. Fund’s (the “Fund”) investment objective is to seek long-term total return and current income.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended June 30, 2016, the Fund underperformed its benchmark, the Russell 1000® Value Index, and outperformed the broad-market S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Value Index.

What factors influenced performance?

•

The largest detractor from relative performance came from a combination of stock selection and allocation decisions in the financials sector. Falling U.S. interest rates negatively impacted overweight positions in life insurers MetLife, Inc. and Prudential Financial, Inc. as well as the Fund’s overweight to banks, notably Citigroup, Inc., Wells Fargo & Co. and SunTrust Banks, Inc. An underweight to real estate investment trusts also detracted from relative returns within the sector. Stock selection in consumer staples also hindered performance as the grocery store operator Kroger Co. lagged, due in part to concerns that food price deflation could hurt the company’s same-store sales. Lastly, stock selection in the materials and information technology sectors detracted during the period.

•

The largest contributor to relative performance was stock selection in the consumer discretionary sector. Notably, non-benchmark holding Dollar General Corp. outperformed its peers after exceeding consensus earnings estimates in successive quarters. The company has benefited from same-store sales gains and new store productivity. In industrials, a combination of stock selection and an overweight to the aerospace &

defense industry boosted relative performance, as did holdings in the non-benchmark company United Parcel Service, Inc. Lastly, stock selection in the health care sector contributed to relative returns.

Describe recent portfolio activity.

•

Over the six-month period, the Fund’s exposure to the energy and financials sectors was increased. Notable transactions within energy included the initiation of positions in Anadarko Petroleum Corp., Hess Corp. and Suncor Energy, Inc. Within financials, the Fund purchased shares of The Allstate Corp. and Marsh & McLennan Cos., Inc., and increased its holdings in Invesco Ltd. and Morgan Stanley. Conversely, exposure to the industrials sector was reduced through the elimination of the Fund’s positions in Tyco International PLC and United Technologies Corp., as well as by trimming exposure to strong performers within the aerospace & defense industry. Positions within materials were reduced by exiting BHP Billiton Ltd. and reducing the Fund’s allocation to International Paper Co. Lastly, the portfolio’s utilities exposure was trimmed by eliminating positions in ITC Holdings Corp. and WEC Energy Group, Inc.

Describe portfolio positioning at period end.

•

Relative to the Russell 1000 Value benchmark, the Fund’s largest overweight positions were in the health care, consumer discretionary and industrials sectors. Conversely, the Fund’s largest relative underweights were in the financials, telecommunication services and energy sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Net Assets

Financials	23%
Health Care	15
Industrials	12
Energy	12
Information Technology	10
Consumer Staples	7
Consumer Discretionary	7
Utilities	5
Materials	3
Telecommunication Services	2
Short-Term Securities	10
Liabilities in Excess of Other Assets	(6)

For Fund compliance purposes, the Fund’s classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

BlackRock Equity Dividend V.I. Fund

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to July 1, 2011, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[2]

The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities. Under normal circumstances, the Fund will invest in at least 80% of its assets in equity securities and at least 80% of its assets in dividend paying securities. The Fund’s total returns prior to October 1, 2010 are the returns of the Fund when it followed a different objective and different investment strategies under the name BlackRock Utilities & Telecommunications V.I. Fund.

[3]	An unmanaged index that is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values.

[4]	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

Performance Summary for the Period Ended June 30, 2016
	6-Month Total Returns[6]	Average Annual Total Returns
		1 Year[6]	5 Years[6]	10 Years[6]
Class I5	4.96%	5.30%	9.39%	7.62%
Class III[5]	4.71	5.00	9.11[7]	7.35[7]
Russell 1000® Value Index	6.30	2.86	11.35	6.13
S&P 500® Index	3.84	3.99	12.10	7.43

[5]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to October 1, 2010 are the returns of the Fund when it followed a different objective and different investment strategies under the name BlackRock Utilities & Telecommunications V.I. Fund.

[6]	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[7]

The returns for Class III Shares prior to July 1, 2011, the recommencement of operations of Class III Shares, are based upon the performance for the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[9]
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[8]	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[8]	Annualized Expense Ratio
Class I	$1,000.00	$1,049.60	$3.57	$1,000.00	$1,021.38	$3.52	0.70%
Class III	$1,000.00	$1,047.10	$4.84	$1,000.00	$1,020.14	$4.77	0.95%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	3

Disclosure of Expenses	BlackRock Equity Dividend V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2016 and held through June 30, 2016) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Schedule of Investments June 30, 2016 (Unaudited)	BlackRock Equity Dividend V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 5.9%
Honeywell International, Inc.	24,500	$ 2,849,840
Lockheed Martin Corp.	9,330	2,315,426
Northrop Grumman Corp.	12,514	2,781,612
Raytheon Co.	23,190	3,152,681

		11,099,559
Air Freight & Logistics — 1.0%
United Parcel Service, Inc., Class B	17,530	1,888,332
Banks — 13.3%
Bank of America Corp.	298,820	3,965,341
Citigroup, Inc.	89,200	3,781,188
JPMorgan Chase & Co.	95,270	5,920,078
SunTrust Banks, Inc.	76,067	3,124,832
U.S. Bancorp	67,270	2,712,999
Wells Fargo & Co.	114,925	5,439,400

		24,943,838
Beverages — 2.0%
Coca-Cola Co.	52,205	2,366,453
Diageo PLC	48,370	1,351,255

		3,717,708
Capital Markets — 2.6%
Goldman Sachs Group, Inc.	9,440	1,402,595
Invesco Ltd.	47,308	1,208,246
Morgan Stanley	87,380	2,270,132

		4,880,973
Chemicals — 2.8%
Dow Chemical Co.	44,025	2,188,483
E I du Pont de Nemours & Co.	38,875	2,519,100
Praxair, Inc. (a)	4,855	545,653

		5,253,236
Communications Equipment — 0.7%
Motorola Solutions, Inc.	20,880	1,377,454
Consumer Finance — 0.3%
American Express Co.	8,346	507,103
Containers & Packaging — 0.5%
International Paper Co.	20,400	864,552
Diversified Financial Services — 0.9%
CME Group, Inc.	17,090	1,664,566
Diversified Telecommunication Services — 1.9%
BCE, Inc.	11,935	564,645
Verizon Communications, Inc.	55,100	3,076,784

		3,641,429
Electric Utilities — 2.1%
Exelon Corp.	38,390	1,395,860
NextEra Energy, Inc.	20,245	2,639,948

		4,035,808
Electrical Equipment — 0.3%
Rockwell Automation, Inc.	4,325	496,597
Energy Equipment & Services — 0.5%
Schlumberger Ltd.	10,785	852,878

Common Stocks	Shares	Value
Food & Staples Retailing — 1.3%
Kroger Co.	67,500	$ 2,483,325
Food Products — 0.6%
Mondelez International, Inc., Class A	23,210	1,056,287
Health Care Equipment & Supplies — 0.7%
Becton Dickinson and Co.	7,690	1,304,147
Health Care Providers & Services — 5.3%
Aetna, Inc.	23,173	2,830,118
Anthem, Inc.	20,471	2,688,661
Quest Diagnostics, Inc.	25,895	2,108,112
UnitedHealth Group, Inc.	16,842	2,378,090

		10,004,981
Hotels, Restaurants & Leisure — 0.7%
McDonald’s Corp.	11,283	1,357,796
Household Products — 1.1%
Procter & Gamble Co.	24,155	2,045,204
Industrial Conglomerates — 3.7%
3M Co.	4,685	820,437
General Electric Co.	192,295	6,053,447

		6,873,884
Insurance — 5.1%
Allstate Corp.	13,450	940,828
American International Group, Inc.	44,460	2,351,489
Marsh & McLennan Cos., Inc.	7,140	488,804
MetLife, Inc.	47,100	1,875,993
Prudential Financial, Inc.	28,690	2,046,745
Travelers Cos., Inc.	15,908	1,893,688

		9,597,547
Media — 1.7%
Comcast Corp., Class A	48,125	3,137,269
Multiline Retail — 2.3%
Dollar General Corp. (a)	45,420	4,269,480
Multi-Utilities — 2.9%
CMS Energy Corp.	28,060	1,286,832
Dominion Resources, Inc.	27,040	2,107,227
DTE Energy Co.	3,156	312,823
Public Service Enterprise Group, Inc.	37,680	1,756,265

		5,463,147
Oil, Gas & Consumable Fuels — 11.3%
Anadarko Petroleum Corp.	9,380	499,485
Chevron Corp.	25,203	2,642,030
ConocoPhillips	21,110	920,396
Exxon Mobil Corp.	47,845	4,484,990
Hess Corp.	21,080	1,266,908
Marathon Oil Corp.	38,770	581,938
Marathon Petroleum Corp.	32,190	1,221,932
Occidental Petroleum Corp.	52,160	3,941,210
Pioneer Natural Resources Co.	2,740	414,315
Spectra Energy Corp.	22,086	809,010
Suncor Energy, Inc.	51,490	1,427,818
TOTAL SA — ADR (a)	61,058	2,936,890

		21,146,922

Portfolio Abbreviations
ADR	American Depositary Receipts
GDR	Global Depositary Receipts

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	5

Schedule of Investments (continued)	BlackRock Equity Dividend V.I. Fund

Common Stocks	Shares	Value
Personal Products — 0.7%
Unilever NV — NY Shares (a)	29,695	$ 1,393,883
Pharmaceuticals — 8.5%
AstraZeneca PLC	35,566	2,126,272
Johnson & Johnson	26,555	3,221,122
Merck & Co., Inc.	66,630	3,838,554
Pfizer, Inc.	192,510	6,778,277

		15,964,225
Professional Services — 0.5%
Nielsen Holdings PLC	18,720	972,878
Real Estate Investment Trusts (REITs) — 0.4%
Weyerhaeuser Co.	25,280	752,586
Road & Rail — 0.6%
Union Pacific Corp.	11,975	1,044,819
Semiconductors & Semiconductor Equipment — 3.7%
Intel Corp.	136,750	4,485,400
NVIDIA Corp. (a)	6,490	305,095
QUALCOMM, Inc.	40,340	2,161,014

		6,951,509
Software — 3.6%
Microsoft Corp.	71,995	3,683,984
Oracle Corp.	77,500	3,172,075

		6,856,059
Specialty Retail — 2.6%
Gap, Inc. (a)	59,770	1,268,319
Home Depot, Inc.	27,945	3,568,297

		4,836,616
Technology Hardware, Storage & Peripherals — 1.5%
Lenovo Group Ltd.	1,058,000	643,089
Samsung Electronics Co. Ltd. — GDR	3,670	2,239,677

		2,882,766

Common Stocks	Shares	Value

Tobacco — 1.8%
Altria Group, Inc.	16,795	$1,158,183
Philip Morris International, Inc.	9,985	1,015,674
Reynolds American, Inc.	22,274	1,201,237

		3,375,094

Water Utilities — 0.4%
American Water Works Co., Inc.	10,045	848,903

Wireless Telecommunication Services — 0.4%
SK Telecom Co. Ltd — ADR	36,630	766,300

Total Long-Term Investments
(Cost — $166,921,705) — 96.2%		180,609,660

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.40% (b)(c)	9,151,372	9,151,372

	Beneficial
	Interest
	(000)

BlackRock Liquidity Series, LLC, Money Market Series, 0.59% (b)(c)(d)	$ 10,147	10,146,624

Total Short-Term Securities
(Cost — $19,297,996) — 10.3%		19,297,996

Total Investments (Cost — $186,219,701) — 106.5%		199,907,656
Liabilities in Excess of Other Assets — (6.5)%		(12,137,256)

Net Assets — 100.0%		$187,770,400

Notes to Schedule of Investments

(a)	Security, or a portion of security, is on loan.

(b)	During the six months ended June 30, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2015	Net Activity	Shares/Beneficial Interest Held at June 30, 2016	Value at June 30, 2016	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	5,156,067	3,995,305	9,151,372	$ 9,151,372	$12,389
BlackRock Liquidity Series, LLC, Money Market Series	$2,303,512	$7,843,112	$10,146,624	10,146,624	7,079	[1]

				$19,297,996	$19,468

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	Current yield as of period end.

(d)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Equity Dividend V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Aerospace & Defense	$11,099,559	—	—	$11,099,559
Air Freight & Logistics	1,888,332	—	—	1,888,332
Banks	24,943,838	—	—	24,943,838
Beverages	2,366,453	$1,351,255	—	3,717,708
Capital Markets	4,880,973	—	—	4,880,973
Chemicals	5,253,236	—	—	5,253,236
Communications Equipment	1,377,454	—	—	1,377,454
Consumer Finance	507,103	—	—	507,103
Containers & Packaging	864,552	—	—	864,552
Diversified Financial Services	1,664,566	—	—	1,664,566
Diversified Telecommunication Services	3,641,429	—	—	3,641,429
Electric Utilities	4,035,808	—	—	4,035,808
Electrical Equipment	496,597	—	—	496,597
Energy Equipment & Services	852,878	—	—	852,878
Food & Staples Retailing	2,483,325	—	—	2,483,325
Food Products	1,056,287	—	—	1,056,287
Health Care Equipment & Supplies	1,304,147	—	—	1,304,147
Health Care Providers & Services	10,004,981	—	—	10,004,981
Hotels, Restaurants & Leisure	1,357,796	—	—	1,357,796
Household Products	2,045,204	—	—	2,045,204
Industrial Conglomerates	6,873,884	—	—	6,873,884
Insurance	9,597,547	—	—	9,597,547
Media	3,137,269	—	—	3,137,269
Multiline Retail	4,269,480	—	—	4,269,480
Multi-Utilities	5,463,147	—	—	5,463,147
Oil, Gas & Consumable Fuels	21,146,922	—	—	21,146,922
Personal Products	1,393,883	—	—	1,393,883
Pharmaceuticals	13,837,953	2,126,272	—	15,964,225
Professional Services	972,878	—	—	972,878
Real Estate Investment Trusts (REITs)	752,586	—	—	752,586
Road & Rail	1,044,819	—	—	1,044,819
Semiconductors & Semiconductor Equipment	6,951,509	—	—	6,951,509
Software	6,856,059	—	—	6,856,059
Specialty Retail	4,836,616	—	—	4,836,616
Technology Hardware, Storage & Peripherals	2,239,677	643,089	—	2,882,766
Tobacco	3,375,094	—	—	3,375,094
Water Utilities	848,903	—	—	848,903
Wireless Telecommunication Services	766,300	—	—	766,300
Short-Term Securities	9,151,372	10,146,624	—	19,297,996

Total	$185,640,416	$14,267,240	—	$199,907,656

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	7

Schedule of Investments (concluded)	BlackRock Equity Dividend V.I. Fund

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$14,411	—	—	$14,411
Liabilities:
Collateral on securities loaned at value	—	$(10,146,624)	—	(10,146,624)

Total	$14,411	$(10,146,624)	—	$(10,132,213)

During the six months ended June 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)	BlackRock Equity Dividend V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $10,005,760) (cost — $166,921,705)	$ 180,609,660
Investments at value — affiliated (cost — $19,297,996)	19,297,996
Foreign currency at value (cost — $14,425)	14,411
Receivables:
Investments sold	1,408,311
Securities lending income — affiliated	1,864
Capital shares sold	368,265
Dividends — affiliated	2,541
Dividends — unaffiliated	260,571
From the Manager	42,840
Prepaid expenses	197

Total assets	202,006,656

Liabilities
Collateral on securities loaned at value	10,146,624
Payables:
Investments purchased	3,936,981
Capital shares redeemed	5,659
Distribution fees	29,756
Investment advisory fees	88,034
Officer’s and Directors’ fees	2,031
Other accrued expenses	26,762
Other affiliates	409

Total liabilities	14,236,256

Net Assets	$ 187,770,400

Net Assets Consist of
Paid-in capital	$ 169,514,772
Undistributed net investment income	720,684
Accumulated net realized gain	3,846,474
Net unrealized appreciation (depreciation)	13,688,470

Net Assets	$ 187,770,400

Net Asset Value
Class I — Based on net assets of $31,510,883 and 3,005,178 shares outstanding, 100 million shares authorized, $0.10 par value	$ 10.49

Class III — Based on net assets of $156,259,517 and 14,932,223 shares outstanding, 100 million shares authorized, $0.10 par value	$ 10.46

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	9

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)	BlackRock Equity Dividend V.I. Fund

Investment Income
Dividends — unaffiliated	$ 2,017,276
Dividends — affiliated	12,389
Securities lending — affiliated — net	7,079
Foreign taxes withheld	(14,614)

Total income	2,022,130

Expenses
Investment advisory	441,569
Distribution — class specific	147,034
Transfer agent	2,418
Transfer agent — class specific	85,663
Professional	18,207
Custodian	15,682
Accounting services	14,687
Officer and Directors	10,175
Printing	8,093
Miscellaneous	7,758

Total expenses	751,286
Less fees waived by the Manager	(2,203)
Less transfer agent fees reimbursed — class specific	(85,663)

Total expenses after fees waived and reimbursed	663,420

Net investment income	1,358,710

Realized and Unrealized Gain
Net realized gain from:
Investments	3,478,790
Foreign currency transactions	165

3,478,955

Net change in unrealized appreciation (depreciation) on:
Investments	4,435,008
Foreign currency translations	578

4,435,586

Net realized and unrealized gain	7,914,541

Net Increase in Net Assets Resulting from Operations	$ 9,273,251

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Statements of Changes in Net Assets	BlackRock Equity Dividend V.I. Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

Operations
Net investment income	$1,358,710	$1,170,084
Net realized gain	3,478,955	5,975,303
Net change in unrealized appreciation (depreciation)	4,435,586	(6,974,575)

Net increase in net assets resulting from operations	9,273,251	170,812

Distributions to Shareholders[1]
From net investment income:
Class I	(138,189)	(521,306)
Class III	(501,820)	(648,439)
From net realized gain:
Class I	—	(1,820,371)
Class III	—	(4,352,573)

Decrease in net assets resulting from distributions to shareholders	(640,009)	(7,342,689)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	63,446,896	64,548,587

Net Assets
Total increase in net assets	72,080,138	57,376,710
Beginning of period	115,690,262	58,313,552

End of period	$187,770,400	$115,690,262

Undistributed net investment income, end of period	$720,684	$1,983

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	11

Financial Highlights	BlackRock Equity Dividend V.I. Fund

	Class I
	Six Months Ended June 30, 2016	Year Ended December 31,
	(Unaudited)	2015	2014	2013	2012	2011

Per Share Operating Performance

Net asset value, beginning of period	$10.04	$10.90	$10.78	$8.95	$8.17	$7.92

Net investment income[1]	0.10	0.19	0.20	0.19	0.21	0.17
Net realized and unrealized gain (loss)	0.40	(0.25)	0.80	1.99	0.78	0.30

Net increase (decrease) from investment operations	0.50	(0.06)	1.00	2.18	0.99	0.47

Distributions:[2]
From net investment income	(0.05)	(0.18)	(0.20)	(0.20)	(0.20)	(0.17)
From net realized gain	—	(0.62)	(0.68)	(0.15)	(0.01)	(0.05)
From return of capital	—	—	—	—	—	(0.00)[3]

Total distributions	(0.05)	(0.80)	(0.88)	(0.35)	(0.21)	(0.22)

Net asset value, end of period	$10.49	$10.04	$10.90	$10.78	$8.95	$8.17

Total Return[4]

Based on net asset value	4.96%[5]	(0.61)%	9.34%	24.52%	12.12%	5.96%

Ratios to Average Net Assets

Total expenses	0.91%[6,7]	1.00%	0.99%	1.04%	0.96%	1.02%

Total expenses after fees waived and reimbursed	0.70%[6,7]	0.79%	0.78%	0.84%	0.83%	1.02%

Net investment income	2.05%[6,7]	1.79%	1.81%	1.95%	2.35%	2.09%

Supplemental Data

Net assets, end of period (000)	$31,511	$30,527	$35,694	$36,658	$34,558	$30,925

Portfolio turnover rate	11%	25%	18%	18%	4%	12%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[7]	Annualized.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Financial Highlights (concluded)	BlackRock Equity Dividend V.I. Fund

	Class III
	Six Months Ended June 30, 2016 (Unaudited)					Period July 1, 2011[1] to December 31, 2011
		Year Ended December 31,
		2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$10.03	$10.89	$10.77	$8.95	$8.17	$ 8.60

Net investment income[2]	0.09	0.17	0.17	0.17	0.20	0.06
Net realized and unrealized gain (loss)	0.38	(0.25)	0.80	1.97	0.77	(0.31)

Net increase (decrease) from investment operations	0.47	(0.08)	0.97	2.14	0.97	(0.25)

Distributions:[3]
From net investment income	(0.04)	(0.16)	(0.17)	(0.17)	(0.18)	(0.13)
From net realized gain	—	(0.62)	(0.68)	(0.15)	(0.01)	(0.05)
From return of capital	—	—	—	—	—	(0.00)[4]

Total distributions	(0.04)	(0.78)	(0.85)	(0.32)	(0.19)	(0.18)

Net asset value, end of period	$10.46	$10.03	$10.89	$10.77	$8.95	$ 8.17

Total Return[5]
Based on net asset value	4.71%[6]	(0.82)%	9.07%	24.12%	11.90%	(2.94)%[6]

Ratios to Average Net Assets
Total expenses	1.05%[7,8]	1.16%	1.24%	1.28%	1.21%	1.26%[8]

Total expenses after fees waived and reimbursed	0.95%[7,8]	1.03%	1.03%	1.09%	1.06%	1.26%[8]

Net investment income	1.80%[7,8]	1.59%	1.56%	1.71%	2.24%	1.99%[8]

Supplemental Data
Net assets, end of period (000)	$156,260	$85,163	$22,619	$20,567	$12,379	$ 2,347

Portfolio turnover rate	11%	25%	18%	18%	4%	12%

[1]	Recommencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[8]	Annualized.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	13

Notes to Financial Statements (Unaudited)	BlackRock Equity Dividend V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Equity Dividend V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares were redeemed on December 31, 2007 and sales of Class III Shares recommenced on July 1, 2011.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Financial Statements (continued)	BlackRock Equity Dividend V.I. Fund

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value each business day.

•

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	15

Notes to Financial Statements (continued)	BlackRock Equity Dividend V.I. Fund

disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for the Fund’s investments has been included in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
JP Morgan Securities LLC	$5,023,344	$(5,023,344)	—
Morgan Stanley	4,666,227	(4,666,227)	—
State Street Bank & Trust Co.	316,189	(316,189)	—

Total	$10,005,760	$(10,005,760)	—

[1]

Collateral with a value of $10,146,624 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Financial Statements (continued)	BlackRock Equity Dividend V.I. Fund

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee, which is determined by calculating a percentage of the Fund’s average daily net assets, based on the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.60%
$1 Billion - $3 Billion	0.56%
$3 Billion - $5 Billion	0.54%
$5 Billion - $10 Billion	0.52%
Greater than $10 Billion	0.51%

Distribution Fees

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

For the six months ended June 30, 2016, the class specific distribution fees borne directly by Class III is $147,034.

Transfer Agent

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the six months ended June 30, 2016, the Fund paid the following amounts to affiliates in return for these services, which is included in transfer agent — class specific in the Statement of Operations:

Class I	Class III	Total
$30,155	$55,508	$85,663

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

Expense Limitations, Waivers and Reimbursements

The Manager, with respect to the Fund, contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows:

Class I	1.25%
Class III	1.50%

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2017, unless approved by the Board, including a majority of the Independent Directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a majority of the outstanding voting securities of the Fund.

The Manager, with respect to the Fund, voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by the Manager in the Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investments in other affiliated investment companies, if any. For the six months ended June 30, 2016, the amount waived was $2,203.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	17

Notes to Financial Statements (continued)	BlackRock Equity Dividend V.I. Fund

The Manager has contractually agreed to reimburse all transfer agent fees for Class I and Class III.

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2017, unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund.

These amounts are shown as transfer agent fees reimbursed — class specific in the Statement of Operations. Class specific expense waivers and/or reimbursements are as follows:

	Class I	Class III	Total
Transfer Agent Fees Reimbursed	$30,155	$55,508	$85,663

For the six months ended June 30, 2016, the Fund reimbursed the Manager $508 for certain accounting services, which is included in accounting services in the Statement of Operations.

Securities Lending

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the six months ended June 30, 2016, the Fund paid BIM $2,558 for securities lending agent services.

Officers and Directors

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

6. Purchases and Sales:

For the six months ended June 30, 2016, purchases and sales of investments, excluding short-term securities, were $78,366,573 and $16,093,643, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2015. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Financial Statements (continued)	BlackRock Equity Dividend V.I. Fund

As of June 30, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$186,274,273

Gross unrealized appreciation	$17,695,937
Gross unrealized depreciation	(4,062,554)

Net unrealized appreciation	$13,633,383

8. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2016, the Fund did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount

Class I

Shares sold	223,905	$2,248,591	181,947	$1,952,844
Shares issued in reinvestment of distributions	13,548	138,189	227,026	2,341,677
Shares redeemed	(271,840)	(2,671,875)	(644,334)	(6,890,290)

Net decrease	(34,387)	$(285,095)	(235,361)	$(2,595,769)

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	19

Notes to Financial Statements (concluded)	BlackRock Equity Dividend V.I. Fund

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount

Class III

Shares sold	6,947,000	$68,744,375	6,377,749	$67,001,811
Shares issued in reinvestment of distributions	49,295	501,820	491,810	5,001,012
Shares redeemed	(554,349)	(5,514,204)	(456,240)	(4,858,467)

Net increase	6,441,946	$63,731,991	6,413,319	$67,144,356

Total Net Increase	6,407,559	$63,446,896	6,177,958	$64,548,587

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

The Fund paid a net investment income, a short-term capital gain and a long-term capital gain distribution in the following amounts per share on July 22, 2016 to shareholders of record on July 20, 2016.

	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain
Class I	$0.042891	$0.001834	$0.021223
Class III	$0.037325	$0.001834	$0.021223

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

JUNE 30, 2016

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶   BlackRock Global Allocation V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of June 30, 2016	BlackRock Global Allocation V.I. Fund

Investment Objective

BlackRock Global Allocation V.I. Fund’s (the “Fund”) investment objective is to seek high total investment return.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended June 30, 2016, the Fund underperformed its reference benchmark, which is comprised of the S&P 500® Index (36%), FTSE World (ex-US) Index (24%), BofA Merrill Lynch Current 5-Year U.S. Treasury Index (24%) and Citigroup Non-U.S. Dollar World Government Bond Index (16%) (the “Reference Benchmark”). For the same period, the Fund also underperformed the broad-based all-equity benchmark, the FTSE World Index. The Fund invests in both equities and bonds; therefore, the Reference Benchmark provides a truer representation of the Fund’s composition and a more comparable means for measurement. The following discussion of relative performance pertains to the Reference Benchmark. The commentary (and referenced allocation percentages) are based on the economic exposures of the Fund, which reflect adjustments for futures, swaps, options and convertible bonds, and may vary relative to the market value.

What factors influenced performance?

•

Within equities, an overweight in Japan and an underweight in the United States detracted from performance. From a sector perspective, stock selection in industrials, consumer discretionary, information technology (“IT”), financials, and telecommunication services (“telecom”) weighed on returns. An underweight in fixed income detracted from performance. Currency management, notably an overweight in the U.S. dollar, negatively impacted performance.

•

The Fund uses derivatives, which may include options, futures, swaps and forward contracts both to seek to enhance returns of the Fund and to hedge (or protect) against adverse movements in currency exchange rates, interest rates and movements in the securities markets. During the period, the Fund’s use of derivatives had a negative impact on the absolute performance of the Fund.

•

Positive contributors within equities included an overweight in precious metal securities, in particular, gold miners. From a sector perspective, an overweight in energy was additive. Exposure to commodity-related securities (notably gold) and to cash and cash equivalents positively impacted performance as well.

Describe recent portfolio activity.

•

During the period, the Fund’s overall equity allocation increased slightly from 57% to 58% of net assets. Within equities, the Fund increased its exposure to the United States, and decreased exposure to Asia, notably Japan. On a sector basis, the Fund increased its weighting in financials, IT, and consumer staples, and decreased its weighting in health care, materials, energy, and telecom.

•

The Fund’s overall allocation to fixed income increased from 22% to 32% of net assets. Within fixed income, the Fund increased exposure to government bonds, notably in the US, Australia, and Europe. The Fund’s exposure to commodity-related securities increased from 1% to 5% of net assets.

•

Reflecting the above changes, the Fund’s allocation to cash and cash equivalents was reduced from 20% to 5% of net assets. Over the period, cash and cash equivalents helped mitigate portfolio volatility and served as a source of funds for new investments.

Describe portfolio positioning at period end.

•

Relative to the Reference Benchmark, the Fund ended the period underweight equities and fixed income and overweight commodity-related securities and cash and cash equivalents. Within equities, the Fund was overweight Japan and Europe, and underweight the United States. Within Europe, the Fund was overweight France and the Netherlands, and underweight Switzerland and Germany. From a sector perspective, the Fund was overweight IT and telecom, and underweight consumer staples, consumer discretionary, materials, utilities, and financials. Within fixed income, the Fund was underweight U.S. Treasuries, Japanese government bonds, and European sovereign debt, and overweight government bonds in Australia, Mexico, and Hungary. In addition, the Fund was overweight corporate and convertible bonds. With respect to currency exposure, the Fund was overweight the U.S. dollar, and was underweight the Japanese yen, euro, and British pound sterling.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overall Asset Exposure

	Percent of Fund’s Net Assets[1]		Reference Benchmark[2]
Portfolio Composition	6/30/16	12/31/15	Percentage

U.S. Equities	30%	27%	35%
European Equities	14	13	13
Asia Pacific Equities	12	15	9
Other Equities	2	2	3
Total Equity Securities	58	57	60
U.S. Dollar Denominated Fixed Income Securities	23	17	24
U.S. Issuers	18	12	—
Non-U.S. Issuers	5	5	—
Non-U.S. Dollar Denominated Fixed Income Securities	9	5	16
Total Fixed Income Securities	32	22	40
Commodity-Related Securities	5	1	—
Cash & Short-Term Securities	5	20	—

[1]	Exposure based on market value and adjusted for the economic value of futures, swaps, options and convertible bonds.

[2]

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% of the S&P 500 Index®; 24% FTSE World (ex U.S.) Index; 24% BofA Merrill Lynch Current 5-Year U.S. Treasury Index; and 16% Citigroup Non-U.S. Dollar World Government Bond Index. Descriptions of these indexes are found on page 3 of this report to shareholders in the “Performance Summary” section.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

BlackRock Global Allocation V.I. Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[2]

The Fund invests in a portfolio of U.S. and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time with respect to types of securities and markets in response to changing markets and economic trends.

[3]	This unmanaged capitalization-weighted index is comprised of 2,544 equities from 35 countries in 4 regions, including the United States.

[4]

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex U.S.) Index; 24% BofA Merrill Lynch Current 5-Year U.S. Treasury Index; and 16% Citigroup Non-U.S. Dollar World Government Bond Index.

Performance Summary for the Period Ended June 30, 2016
	6-Month	Average Annual Total Returns
	Total Returns[6]	1 Year[6]	5 Years	[6]	10 Years[6]
Class I5	0.20%	(3.43)%	3.69%		5.46%
Class II5	0.13	(3.60)	3.53		5.30
Class III[5]	0.08	(3.71)	3.43		5.19
FTSE World Index	1.55	(2.57)	6.34		4.98
Reference Benchmark	4.42	2.71	5.49		5.53
U.S. Stocks: S&P 500® Index[7]	3.84	3.99	12.10		7.43
Non-U.S. Stocks: FTSE World (ex U.S.) Index[8]	(1.03)	(9.03)	0.96		2.48
U.S. Bonds: BofA Merrill Lynch Current 5-Year U.S. Treasury Index[9]	4.36	4.74	2.84		4.98
Non-U.S. Bonds: Citigroup Non-U.S. Dollar World Government Bond Index[10]	13.50	13.85	0.31		3.97

[5]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[6]	For a portion of the period, the Fund’s investment adviser waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.

[7]	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

[8]	This unmanaged capitalization-weighted index is comprised of 1,920 equities from 34 countries, excluding the United States.

[9]	This unmanaged index is designed to track the total return of the current coupon five-year U.S. Treasury bond.

[10]	This unmanaged market capitalization-weighted index tracks 22 government bond indexes, excluding the United States.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual						Hypothetical[13]
			Including Dividend Expense and Stock Loan Fees	Excluding Dividend Expense and Stock Loan Fees		Including Dividend Expense and Stock Loan Fees			Excluding Dividend Expense and Stock Loan Fees
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[11]	Expenses Paid During the Period[12]	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[11]	Ending Account Value June 30, 2016	Expenses Paid During the Period[12]
Class I	$1,000.00	$1,002.00	$3.68	$3.63	$1,000.00	$1,021.18	$3.72	$1,021.23	$3.67
Class II	$1,000.00	$1,001.30	$4.43	$4.38	$1,000.00	$1,020.44	$4.47	$1,020.49	$4.42
Class III	$1,000.00	$1,000.80	$4.92	$4.88	$1,000.00	$1,019.94	$4.97	$1,019.99	$4.92

[11]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.74% for Class I, 0.89% for Class II and 0.99% for Class III), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[12]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.73% for Class I, 0.88% for Class II and 0.98% for Class III), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[13]

Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366. See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	3

Disclosure of Expenses	BlackRock Global Allocation V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2016 and held through June 30, 2016) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appears in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Consolidated Schedule of Investments June 30, 2016 (Unaudited)	BlackRock Global Allocation V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 0.3%
Commonwealth Bank of Australia	154,050	$8,646,866
Healthscope Ltd.	4,757,008	10,236,772
Westpac Banking Corp.	584,523	12,962,136

		31,845,774
Belgium — 0.2%
Anheuser-Busch InBev SA	154,644	20,449,659
Umicore SA (a)	123,730	6,391,208

		26,840,867
Brazil — 0.0%
SLC Agricola SA	290,257	1,334,588
Canada — 0.8%
Brookfield Asset Management, Inc., Class A	458,442	15,161,054
Brookfield Business Partners LP (b)	9,168	174,941
Cameco Corp.	829,742	9,102,270
Canadian National Railway Co.	100,478	5,934,231
Cenovus Energy, Inc. (a)	542,848	7,508,567
Encana Corp.	3,483,230	27,134,362
Platinum Group Metals Ltd. (a)(b)	1,245,813	4,223,306
Platinum Group Metals Ltd. (b)	500,789	1,682,282
Toronto-Dominion Bank	440,681	18,924,093

		89,845,106
China — 0.4%
Alibaba Group Holding Ltd. — ADR (a)(b)	366,181	29,122,375
Dongfeng Motor Group Co. Ltd., Class H	1,538,800	1,621,975
Haitian International Holdings Ltd.	2,541,800	4,497,235
Lenovo Group Ltd.	3,550,000	2,157,812
Zhongsheng Group Holdings Ltd.	2,469,706	1,347,954

		38,747,351
Denmark — 0.1%
Genmab A/S (b)	7,986	1,456,225
Novo Nordisk A/S, Class B (a)	146,248	7,875,879

		9,332,104
Egypt — 0.0%
Integrated Diagnostics Holdings PLC (a)(c)	367,805	1,452,830
Finland — 0.1%
Nokia OYJ	1,530,366	8,716,147
France — 2.7%
Accor SA	243,758	9,339,907
Aeroports de Paris (a)	32,901	3,604,998
Airbus Group SE	436,488	25,019,571
Arkema SA	29,141	2,227,919
AXA SA	800,550	15,829,035
BNP Paribas SA	343,418	15,060,842
Cie Generale des Etablissements Michelin	12,018	1,132,589
Compagnie de Saint-Gobain	237,702	9,010,275
Danone SA	240,657	16,841,884

Common Stocks	Shares	Value
France (continued)
Dassault Aviation SA	10,376	$10,281,648
Engie SA	467,893	7,512,831
Legrand SA	185,648	9,503,611
LVMH Moet Hennessy Louis Vuitton SE	69,181	10,428,025
Orange SA	488,429	7,942,137
Publicis Groupe SA	289,851	19,391,822
Renault SA	68,917	5,203,085
Safran SA	479,106	32,264,001
Sanofi	343,978	28,578,754
Sodexo SA	88,905	9,524,383
TOTAL SA	257,259	12,337,172
TOTAL SA — ADR (a)	26,400	1,269,840
UbiSoft Entertainment (b)	146,095	5,322,401
Unibail-Rodamco SE	56,674	14,661,290
Veolia Environnement SA	186,924	4,036,570
Vinci SA	138,274	9,757,605

		286,082,195
Germany — 1.0%
adidas AG	48,608	6,977,672
Allianz SE, Registered Shares	66,381	9,469,786
BASF SE	147,924	11,342,676
Bayer AG, Registered Shares	82,540	8,289,933
Bayerische Motoren Werke AG	75,841	5,519,361
Beiersdorf AG	59,007	5,586,485
Deutsche Post AG, Registered Shares	170,611	4,806,561
Deutsche Telekom AG, Registered Shares	787,782	13,433,531
Evonik Industries AG	209,735	6,251,926
HUGO BOSS AG (a)	102,166	5,808,373
Siemens AG, Registered Shares	96,089	9,860,811
Volkswagen AG	4,512	598,126
Vonovia SE	537,506	19,626,561

		107,571,802
Hong Kong — 0.5%
AIA Group Ltd. (a)	2,056,600	12,367,827
Beijing Enterprises Holdings Ltd.	2,062,542	11,692,917
Brilliance China Automotive Holdings Ltd. (a)	3,420,000	3,531,071
Chaoda Modern Agriculture Holdings Ltd. (a)(b)	19,748,798	438,724
Haier Electronics Group Co. Ltd.	2,911,000	4,447,781
Sun Hung Kai Properties Ltd.	1,582,083	19,093,986
Techtronic Industries Co. Ltd.	793,000	3,311,568

		54,883,874
India — 0.3%
Coal India Ltd.	2,121,451	9,859,173
Maruti Suzuki India Ltd.	97,660	6,071,151
Reliance Industries Ltd.	1,433,951	20,655,695

		36,586,019

Portfolio Abbreviations
ADR	American Depositary Receipts	EURIBOR	Euro Interbank Offered Rate	OTC	Over-the-Counter
AED	Emirati Dirham	FTSE	Financial Times Stock Exchange	PLN	Polish Zloty
AUD	Australian Dollar	GBP	British Pound	S&P	Standard & Poor’s
BRL	Brazilian Real	HUF	Hungarian Forint	SGD	Singapore Dollar
CAD	Canadian Dollar	JPY	Japanese Yen	SPDR	Standard & Poor’s Depositary Receipts
CNH	Chinese Yuan Offshore	KRW	South Korean Won	TBA	To-Be-Announced
CVA	Certification Van Aandelon	LIBOR	London Interbank Offered Rate	TWD	Taiwan Dollar
	(Dutch Certificate)	MSCI	Morgan Stanley Capital International	USD	U.S. Dollar
ETF	Exchange-Traded Fund	MXN	Mexican Peso	ZAR	South African Rand
EUR	Euro	NZD	New Zealand Dollar

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	5

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

Common Stocks	Shares	Value
Indonesia — 0.1%
Siloam International Hospitals Tbk PT	8,494,808	$7,468,534
Ireland — 0.4%
CRH PLC (a)	281,475	8,253,910
Shire PLC	309,916	19,153,689
XL Group PLC	387,716	12,914,820

		40,322,419
Israel — 0.3%
Teva Pharmaceutical Industries Ltd. — ADR	649,061	32,602,334
Italy — 0.8%
Ei Towers SpA (a)	328,679	16,678,430
Enel SpA	1,933,713	8,584,656
Intesa Sanpaolo SpA	5,849,574	11,141,799
Luxottica Group SpA	59,237	2,887,084
Prysmian SpA	266,401	5,847,304
RAI Way SpA (a)(c)	1,610,442	7,238,142
Recordati SpA	84,539	2,542,899
Snam SpA	948,235	5,668,980
Telecom Italia SpA (b)	18,773,408	15,418,841
Telecom Italia SpA, Non-Convertible Savings Shares	895,768	576,320
UniCredit SpA	3,149,964	6,927,600

		83,512,055
Japan — 8.2%
Aisin Seiki Co. Ltd.	265,739	10,824,424
Ajinomoto Co., Inc.	563,700	13,281,316
Alfresa Holdings Corp.	96,500	2,016,087
Alpine Electronics, Inc.	67,200	658,576
Asahi Group Holdings Ltd.	279,800	9,047,279
Asahi Kasei Corp.	1,479,100	10,293,109
Astellas Pharma, Inc.	600,065	9,410,425
Autobacs Seven Co. Ltd.	60,400	856,085
Bridgestone Corp.	468,932	15,070,041
Canon Marketing Japan, Inc.	81,800	1,493,691
Chiyoda Corp.	255,000	1,686,343
Chubu Electric Power Co., Inc.	484,100	6,889,239
COMSYS Holdings Corp.	98,300	1,593,687
Daikin Industries Ltd.	143,600	12,068,830
Daiwa Securities Group, Inc.	863,000	4,546,604
Denso Corp.	505,920	17,800,963
East Japan Railway Co.	343,151	31,800,946
Eisai Co. Ltd.	68,700	3,835,940
Electric Power Development Co. Ltd.	105,500	2,457,969
Exedy Corp.	40,800	873,512
FamilyMart Co. Ltd.	122,700	7,477,496
FANUC Corp.	29,018	4,720,453
Fuji Heavy Industries Ltd.	953,764	32,784,099
FUJIFILM Holdings Corp.	62,200	2,413,386
Fukuoka Financial Group, Inc.	1,273,000	4,197,399
Futaba Industrial Co. Ltd.	358,821	1,687,887
GS Yuasa Corp.	1,178,000	4,517,960
Hino Motors Ltd.	170,500	1,698,173
Hirose Electric Co. Ltd.	16,600	2,041,235
Hitachi Chemical Co. Ltd.	444,600	8,303,528
Honda Motor Co. Ltd.	427,483	10,723,524
Hoya Corp.	287,574	10,270,991
Inpex Corp.	1,753,439	13,712,947
Isuzu Motors Ltd.	917,700	11,303,294
Japan Airlines Co. Ltd.	792,200	25,487,146
Japan Post Bank Co. Ltd.	657,200	7,727,780
Japan Tobacco, Inc.	120,300	4,848,355
JGC Corp.	424,302	6,074,143
JSR Corp.	456,000	6,038,866
Kamigumi Co. Ltd.	185,000	1,709,921
Kansai Electric Power Co., Inc. (b)	110,200	1,073,266

Common Stocks	Shares	Value
Japan (continued)
KDDI Corp.	756,000	$22,989,761
Keyence Corp.	11,800	8,051,477
Kinden Corp.	117,300	1,269,759
Koito Manufacturing Co. Ltd.	113,600	5,230,650
Komatsu Ltd.	559,500	9,719,453
Kubota Corp.	756,996	10,238,618
Kuraray Co. Ltd.	337,670	4,028,903
Kurita Water Industries Ltd.	69,100	1,540,360
Kyocera Corp.	225,700	10,739,442
Kyushu Electric Power Co., Inc.	459,600	4,609,516
Mabuchi Motor Co. Ltd.	50,100	2,121,973
Maeda Road Construction Co. Ltd.	65,000	1,110,238
Makita Corp.	65,400	4,342,369
Medipal Holdings Corp.	110,600	1,818,356
Mitsubishi Corp.	431,147	7,591,349
Mitsubishi Electric Corp.	1,906,000	22,754,507
Mitsubishi Estate Co. Ltd.	1,295,000	23,753,919
Mitsubishi UFJ Financial Group, Inc.	2,674,700	11,990,288
Mitsui & Co. Ltd.	792,078	9,455,175
Mitsui Fudosan Co. Ltd.	307,000	7,045,891
MS&AD Insurance Group Holdings, Inc.	320,114	8,294,194
Murata Manufacturing Co. Ltd.	75,328	8,445,372
Nabtesco Corp.	175,400	4,185,072
NEC Corp.	2,917,000	6,796,214
Nexon Co. Ltd.	13,100	193,881
Nintendo Co. Ltd.	91,100	13,090,998
Nippo Corp.	90,000	1,530,936
Nippon Steel & Sumitomo Metal Corp.	176,600	3,418,912
Nippon Telegraph & Telephone Corp.	334,260	15,675,094
Nippon Television Holdings, Inc.	116,500	1,923,470
Nitori Holdings Co. Ltd.	40,600	4,924,134
Nitto Denko Corp.	267,100	16,943,276
Nomura Holdings, Inc.	1,372,900	4,882,800
NTT DOCOMO, Inc.	219,800	5,927,687
Okumura Corp.	1,138,751	6,296,157
Omron Corp.	236,600	7,722,807
Otsuka Holdings Co. Ltd.	291,400	13,428,551
Rinnai Corp.	75,123	6,638,096
Rohm Co. Ltd.	294,053	11,606,302
Sanrio Co. Ltd. (a)	218,400	3,888,688
Sawai Pharmaceutical Co. Ltd.	33,100	2,565,878
Secom Co. Ltd.	37,400	2,765,087
Sega Sammy Holdings, Inc.	547,200	5,893,399
Seino Holdings Co. Ltd.	126,200	1,156,916
Sekisui Chemical Co. Ltd.	396,500	4,885,197
Seven & i Holdings Co. Ltd.	239,300	10,033,398
Shimamura Co. Ltd.	24,000	3,570,881
Shin-Etsu Chemical Co. Ltd.	555,134	32,524,466
Ship Healthcare Holdings, Inc.	39,100	1,216,944
SHO-BOND Holdings Co Ltd. (a)	22,000	1,000,034
SKY Perfect JSAT Holdings, Inc.	191,000	883,490
SMC Corp.	24,800	6,101,449
Sompo Japan Nipponkoa Holdings, Inc.	213,900	5,692,350
Sony Financial Holdings, Inc.	664,900	7,517,941
Stanley Electric Co. Ltd.	110,300	2,355,599
Sumco Corp. (a)	747,100	4,786,127
Sumitomo Corp.	580,500	5,851,383
Sumitomo Electric Industries Ltd.	520,648	6,891,007
Sumitomo Mitsui Financial Group, Inc.	262,947	7,592,610
Suntory Beverage & Food Ltd.	108,600	4,914,273
Suzuken Co. Ltd.	48,900	1,539,189
Suzuki Motor Corp.	720,489	19,509,350
Toda Corp.	1,195,896	5,173,672
Toho Co. Ltd.	73,900	2,046,392
Tokio Marine Holdings, Inc.	361,823	12,045,481
Tokyo Gas Co. Ltd.	4,256,070	17,572,298

See Notes to Consolidated Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

Common Stocks	Shares	Value
Japan (continued)
Toyota Industries Corp.	601,077	$23,898,755
Toyota Motor Corp.	157,300	7,754,660
Toyota Tsusho Corp.	154,200	3,319,826
Trend Micro, Inc.	91,600	3,275,979
TV Asahi Holdings Corp.	69,400	1,130,039
Ube Industries Ltd.	3,471,346	5,745,242
West Japan Railway Co.	113,900	7,218,220
Yamada Denki Co. Ltd.	1,384,100	7,306,418
Yamaha Corp.	122,600	3,304,488
Yamato Kogyo Co. Ltd.	51,300	1,164,437
Zenkoku Hosho Co. Ltd.	50,200	1,833,531

		883,567,966
Luxembourg — 0.0%
RTL Group SA	11,512	940,177
Mexico — 0.2%
America Movil SAB de CV, Series L (a)	5,227,858	3,214,055
America Movil SAB de CV, Series L — ADR	349,636	4,286,537
Fibra Uno Administracion SA de CV (a)	6,085,338	12,964,489
Telesites SAB de CV (a)(b)	8,390,304	5,185,843

		25,650,924
Netherlands — 1.6%
Akzo Nobel NV	599,429	37,237,172
Constellium NV, Class A (b)	543,966	2,551,201
ING Groep NV CVA	1,548,566	16,021,398
Koninklijke KPN NV	4,918,865	17,533,065
Koninklijke Philips NV	549,981	13,659,538
Randstad Holding NV (a)	183,501	7,338,417
Royal Dutch Shell PLC, Class A — ADR (a)	539,602	29,796,822
SBM Offshore NV	1,532,180	17,756,655
Unilever NV CVA	614,153	28,564,146

		170,458,414
Norway — 0.0%
Statoil ASA	338,445	5,847,809
Portugal — 0.1%
NOS SGPS SA (a)	1,036,317	6,271,485
Singapore — 0.7%
CapitaLand Ltd.	8,897,050	20,427,438
Global Logistic Properties Ltd.	18,075,100	24,402,297
Keppel Corp. Ltd.	2,451,300	10,112,367
Singapore Telecommunications Ltd.	4,713,030	14,556,752
United Overseas Bank Ltd.	315,400	4,345,567

		73,844,421
South Korea — 0.4%
Hyundai Motor Co.	117,499	13,899,131
Hyundai Wia Corp. (a)	29,238	2,279,358
Samsung Electronics Co. Ltd.	13,377	16,659,064
SK Hynix, Inc. (a)	297,953	8,478,844

		41,316,397
Spain — 0.3%
Cellnex Telecom SAU (c)	1,155,580	18,134,078
Gas Natural SDG SA (a)	209,515	4,164,680
Iberdrola SA	929,345	6,339,617

		28,638,375
Sweden — 0.3%
SKF AB, Class B (a)	1,242,636	19,910,721
Svenska Handelsbanken AB, A Shares	1,268,254	15,397,256

		35,307,977

Common Stocks	Shares	Value
Switzerland — 1.2%
Cie Financiere Richemont SA, Registered Shares (a)	159,687	$9,347,231
Nestle SA, Registered Shares	825,565	63,963,401
Novartis AG, Registered Shares	249,458	20,589,902
Roche Holding AG	70,188	18,521,197
UBS Group AG, Registered Shares	1,099,664	14,268,793
Zurich Insurance Group AG	18,444	4,562,727

		131,253,251
Taiwan — 0.2%
Cheng Shin Rubber Industry Co. Ltd.	1,930,323	4,069,950
Taiwan Semiconductor Manufacturing Co. Ltd.	2,614,000	13,173,769
Yulon Motor Co. Ltd.	2,220,000	1,894,944

		19,138,663
United Arab Emirates — 0.2%
Mediclinic International PLC	210,783	3,085,847
NMC Health PLC	846,065	14,585,973

		17,671,820
United Kingdom — 3.5%
Aggreko PLC (a)	290,302	4,965,070
ARM Holdings PLC	453,601	6,890,112
AstraZeneca PLC	457,972	27,379,323
Aviva PLC	345,561	1,821,562
BAE Systems PLC	1,223,707	8,566,683
Berkeley Group Holdings PLC	213,192	7,199,041
BP PLC — ADR (a)	775,255	27,529,305
BT Group PLC	1,587,260	8,724,578
Burberry Group PLC	412,074	6,410,021
Coats Group PLC (b)	1,865,979	667,601
Coca-Cola European Partners PLC	21,523	768,156
Delphi Automotive PLC	240,853	15,077,398
Delta Topco Ltd. (Acquired 5/02/12, cost $8,295,346) (b)(d)	13,440,990	4,569,937
Diageo PLC — ADR (a)	117,581	13,272,543
GlaxoSmithKline PLC	1,044,565	22,432,162
HSBC Holdings PLC	7,085,782	43,900,573
Legal & General Group PLC	1,038,932	2,659,781
Liberty Global PLC LiLAC, Class A (b)	25,386	818,953
Liberty Global PLC, Class A (b)	248,392	7,218,272
National Grid PLC	864,228	12,708,823
Pearson PLC (a)	831,691	10,818,795
Prudential PLC	466,193	7,910,828
Rio Tinto PLC	259,558	8,063,612
Royal Bank of Scotland Group PLC (b)	1,519,518	3,443,481
SABMiller PLC	1,044,917	60,938,968
Smiths Group PLC	630,607	9,744,955
Spire Healthcare Group PLC (c)	2,869,126	12,794,862
Vodafone Group PLC	5,581,718	17,017,963
Vodafone Group PLC — ADR (a)	610,407	18,855,472

		373,168,830
United States — 29.0%
3M Co.	14,317	2,507,193
Abbott Laboratories	311,388	12,240,662
AbbVie, Inc.	159,672	9,885,294
Accenture PLC, Class A	27,392	3,103,240
Activision Blizzard, Inc.	323,520	12,821,098
Adobe Systems, Inc. (b)	86,682	8,303,269
Aetna, Inc.	293,017	35,786,166
Agilent Technologies, Inc.	93,127	4,131,114
Air Products & Chemicals, Inc.	59,802	8,494,276
Alexion Pharmaceuticals, Inc. (b)	102,859	12,009,817

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	7

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

Common Stocks	Shares	Value
United States (continued)
Alliance Data Systems Corp. (b)	5,974	$1,170,426
Allstate Corp.	350,473	24,515,586
Alphabet, Inc., Class A (b)	38,653	27,193,545
Alphabet, Inc., Class C (b)	140,431	97,192,295
Altria Group, Inc. (e)	346,829	23,917,328
Amazon.com, Inc. (b)	15,838	11,333,990
Amdocs Ltd.	43,872	2,532,292
American Electric Power Co., Inc.	196,936	13,803,244
American International Group, Inc.	298,610	15,793,483
American Tower Corp.	29,750	3,379,898
American Water Works Co., Inc.	235,539	19,905,401
Ameriprise Financial, Inc.	9,091	816,826
AmerisourceBergen Corp.	4,907	389,223
Amgen, Inc.	208,804	31,769,529
Anadarko Petroleum Corp. (f)	1,044,883	55,640,020
Anthem, Inc.	131,048	17,211,844
Apple Inc. (g)	1,564,224	149,539,814
Archer-Daniels-Midland Co.	16,308	699,450
Axalta Coating Systems Ltd. (b)	1,033,328	27,414,192
Axis Capital Holdings Ltd.	42,362	2,329,910
Bank of America Corp.	3,641,491	48,322,585
Baxter International, Inc.	460,966	20,844,882
Bed Bath & Beyond, Inc. (a)	131,123	5,667,136
Berkshire Hathaway, Inc., Class A (b)	156	33,848,100
Berkshire Hathaway, Inc., Class B (b)	254,320	36,822,993
Biogen, Inc. (b)	67,995	16,442,551
Boeing Co.	11,958	1,552,985
Bristol-Myers Squibb Co.	264,351	19,443,016
Calpine Corp. (b)	364,524	5,376,729
Capital One Financial Corp.	30,176	1,916,478
Cardinal Health, Inc.	31,529	2,459,577
Catalent, Inc. (a)(b)	485,595	11,163,829
Caterpillar, Inc. (a)	70,021	5,308,292
Celgene Corp. (b)	82,677	8,154,433
Charles Schwab Corp.	372,008	9,415,522
Charter Communications, Inc., Class A (b)	72,990	16,688,434
Chevron Corp.	8,743	916,529
Chipotle Mexican Grill, Inc. (b)	26,418	10,640,114
Chubb Ltd.	204,285	26,702,092
Cintas Corp.	29,396	2,884,629
Cisco Systems, Inc.	881,290	25,284,210
Citigroup, Inc.	768,342	32,570,017
CME Group, Inc.	136,399	13,285,263
Coca-Cola Co.	312,097	14,147,357
Colfax Corp. (b)	174,109	4,606,924
Colgate-Palmolive Co.	51,245	3,751,134
Comcast Corp., Class A	729,629	47,564,515
Computer Sciences Corp.	40,133	1,992,603
Constellation Brands, Inc., Class A	21,749	3,597,285
Crown Castle International Corp.	33,951	3,443,650
Crown Holdings, Inc. (b)	10,460	530,008
CSX Corp.	206,232	5,378,531
CVS Health Corp.	288,014	27,574,460
DaVita HealthCare Partners, Inc. (b)	136,534	10,556,809
Delta Air Lines, Inc.	178,986	6,520,460
Discover Financial Services	195,775	10,491,582
DISH Network Corp., Class A (b)	198,396	10,395,950
Dominion Resources, Inc.	163,832	12,767,428
Dover Corp.	9,976	691,536
Dr Pepper Snapple Group, Inc.	16,317	1,576,712
DTE Energy Co.	66,436	6,585,136
E I du Pont de Nemours & Co.	298,232	19,325,434
Eaton Corp. PLC	262,957	15,706,422
eBay, Inc. (b)	258,762	6,057,618
Edgewell Personal Care Co. (b)	331,849	28,011,374
Edison International	30,587	2,375,692

Common Stocks	Shares	Value
United States (continued)
Electronic Arts, Inc. (b)	22,916	$1,736,116
Eli Lilly & Co.	322,220	25,374,825
Envision Healthcare Holdings, Inc. (b)	27,797	705,210
EQT Corp.	279,558	21,646,176
Equity Residential	83,533	5,753,753
Expedia, Inc.	58,926	6,263,834
Exxon Mobil Corp.	189,299	17,744,888
Facebook, Inc., Class A (b)	481,059	54,975,423
FedEx Corp.	147,391	22,371,006
Fifth Third Bancorp	58,873	1,035,576
FirstEnergy Corp.	99,455	3,471,974
Fitbit, Inc., Class A (a)(b)	506,618	6,190,872
Ford Motor Co. (a)	1,307,587	16,436,369
Fortune Brands Home & Security, Inc.	110,938	6,431,076
General Dynamics Corp.	19,910	2,772,268
General Electric Co. (g)	2,183,544	68,737,965
General Growth Properties, Inc.	112,128	3,343,657
Gilead Sciences, Inc.	215,533	17,979,763
Global Payments, Inc.	22,509	1,606,692
GoDaddy, Inc., Class A (a)(b)	127,259	3,969,208
Goldman Sachs Group, Inc.	118,102	17,547,595
Goodyear Tire & Rubber Co.	42,682	1,095,220
Hartford Financial Services Group, Inc.	165,606	7,349,594
HCA Holdings, Inc. (b)	13,516	1,040,867
HD Supply Holdings, Inc. (b)	179,917	6,264,710
Helmerich & Payne, Inc. (a)	25,837	1,734,438
Hershey Co. (e)	35,897	4,073,951
Hewlett-Packard Co. (b)(h)	369,148	4,632,807
Hexcel Corp. (a)	65,205	2,715,136
Home Depot, Inc.	21,519	2,747,761
HTG Molecular Diagnostics, Inc. (b)	52,239	135,821
Illinois Tool Works, Inc.	10,341	1,077,119
Ingersoll-Rand PLC	197,045	12,547,826
Intel Corp.	472,459	15,496,655
International Business Machines Corp.	62,316	9,458,322
International Paper Co.	44,092	1,868,619
Intuit, Inc.	80,274	8,959,381
Invitae Corp. (b)	435,262	3,216,586
Johnson & Johnson	424,380	51,477,294
JPMorgan Chase & Co. (g)	959,516	59,624,324
Kansas City Southern	130,963	11,798,457
Kimberly-Clark Corp.	21,664	2,978,367
KLA-Tencor Corp.	23,398	1,713,904
Kohl’s Corp.	57,813	2,192,269
Kroger Co.	209,066	7,691,538
Las Vegas Sands Corp. (a)	104,490	4,544,270
Lear Corp.	28,932	2,944,120
Liberty Broadband Corp., Class A (b)	79,558	4,725,745
Liberty Broadband Corp., Class C (b)	142,696	8,561,760
Liberty Media Group, Class C (b)	136,670	2,592,630
Liberty SiriusXM Group, Class A (b)	285,285	8,946,538
Liberty SiriusXM Group, Class C (b)	534,932	16,513,351
Lincoln National Corp.	19,607	760,163
Lookout, Inc. (Acquired 3/04/15, cost $936,169) (b)(d)	81,954	751,444
Lowe’s Cos., Inc.	105,556	8,356,869
Macy’s, Inc.	67,116	2,255,769
Marathon Oil Corp. (a)	2,026,630	30,419,716
Marathon Petroleum Corp.	1,883,715	71,505,821
Marsh & McLennan Cos., Inc.	279,113	19,108,076
Masco Corp.	199,449	6,170,952
MasterCard, Inc., Class A	273,922	24,121,571
McDonald’s Corp.	20,315	2,444,707
McKesson Corp.	203,667	38,014,446
Medtronic PLC	71,547	6,208,133
Merck & Co., Inc.	358,925	20,677,669

See Notes to Consolidated Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

Common Stocks	Shares	Value
United States (continued)
MetLife, Inc.	314,405	$12,522,751
Michael Kors Holdings Ltd. (a)(b)	291,453	14,421,094
Micron Technology, Inc. (a)(b)	1,034,696	14,237,417
Microsoft Corp.	772,123	39,509,534
Mondelez International, Inc., Class A (e)	548,485	24,961,552
Monsanto Co.	92,898	9,606,582
Morgan Stanley	27,221	707,202
Mylan NV (b)	516,547	22,335,492
NextEra Energy Partners LP	277,074	8,417,508
NextEra Energy, Inc.	219,883	28,672,743
Northrop Grumman Corp.	47,908	10,648,990
Norwegian Cruise Line Holdings Ltd. (b)	126,918	5,056,413
Nuance Communications, Inc. (b)	263,958	4,125,664
Oracle Corp.	850,859	34,825,659
PACCAR, Inc.	160,888	8,345,261
PayPal Holdings, Inc. (b)	235,107	8,583,757
PepsiCo, Inc.	350,075	37,086,946
Perrigo Co. PLC (e)	81,392	7,379,813
Pfizer, Inc.	1,337,427	47,090,805
Phillips 66	23,890	1,895,433
Pioneer Natural Resources Co.	64,606	9,769,073
PPG Industries, Inc.	47,581	4,955,561
Procter & Gamble Co.	592,363	50,155,375
Progressive Corp.	66,145	2,215,858
Prudential Financial, Inc.	98,073	6,996,528
Public Service Enterprise Group, Inc.	89,881	4,189,353
Pure Storage, Inc., Class A (b)	815,919	8,893,517
QUALCOMM, Inc.	579,245	31,030,155
Ralph Lauren Corp. (a)	61,214	5,485,999
Raytheon Co.	15,181	2,063,857
Realogy Holdings Corp. (b)	82,561	2,395,920
Reinsurance Group of America, Inc.	24,768	2,402,248
Rockwell Automation, Inc.	21,109	2,423,735
Schlumberger Ltd.	214,119	16,932,531
Scripps Networks Interactive, Inc., Class A (a)	10,385	646,674
Sealed Air Corp.	22,412	1,030,280
Sempra Energy (a)	125,511	14,310,764
Simon Property Group, Inc.	134,677	29,211,441
Southwest Airlines Co.	140,810	5,521,160
Square, Inc., Class A (a)(b)	310,323	2,808,423
St. Joe Co. (b)	1,475,472	26,145,364
Stryker Corp.	15,479	1,854,849
SunTrust Banks, Inc.	207,502	8,524,182
Tahoe Resources, Inc. (a)	988,881	14,810,827
Target Corp.	272,741	19,042,777
Tenet Healthcare Corp. (a)(b)	456,545	12,618,904
TESARO, Inc. (a)(b)	37,577	3,158,347
Textron, Inc.	548,869	20,066,651
Thermo Fisher Scientific, Inc.	106,806	15,781,655
Tiffany & Co. (a)	114,508	6,943,765
Time Warner, Inc.	182,486	13,420,020
Travelers Cos., Inc.	72,776	8,663,255
Tyco International PLC	143,369	6,107,519
U.S. Bancorp	545,463	21,998,523
Union Pacific Corp.	128,650	11,224,713
United Continental Holdings, Inc. (b)	449,379	18,442,514
United Parcel Service, Inc., Class B	88,177	9,498,426
United Rentals, Inc. (b)	222,043	14,899,085
United Technologies Corp.	116,299	11,926,462
UnitedHealth Group, Inc.	13,757	1,942,488
Univar, Inc. (b)	139,602	2,639,874
Unum Group	295,576	9,396,361
Urban Outfitters, Inc. (a)(b)	228,721	6,289,828
Valero Energy Corp.	50,673	2,584,323
Veeva Systems, Inc., Class A (b)	311,065	10,613,538
VeriSign, Inc. (a)(b)	29,720	2,569,591

Common Stocks		Shares	Value
United States (continued)
Verizon Communications, Inc. (a)		637,061	$35,573,486
Visa, Inc., Class A		401,546	29,782,667
WABCO Holdings, Inc. (b)		26,470	2,423,858
Walgreens Boots Alliance, Inc.		200,590	16,703,129
Wells Fargo & Co.	1,185,039		56,087,896
Western Digital Corp.		185,902	8,785,729
WestRock Co.		414,893	16,126,891
Whirlpool Corp.		45,479	7,578,621
WhiteWave Foods Co. (b)(e)		71,125	3,338,608
Whiting Petroleum Corp. (a)(b)		339,244	3,141,399
Whole Foods Market, Inc. (a)(e)		176,580	5,654,092
Williams Cos., Inc.		696,910	15,074,163
Williams-Sonoma, Inc. (a)		76,904	4,009,006
Wyndham Worldwide Corp. (a)		27,137	1,932,969
Yahoo!, Inc. (b)		162,934	6,119,801
Zimmer Biomet Holdings, Inc.		166,388	20,029,787

			3,100,193,414
Total Common Stocks — 53.9%			5,770,413,922

Corporate Bonds		Par (000)
Argentina — 0.1%
IRSA Propiedades Comerciales SA, 8.75%, 3/23/23 (c)	USD	4,875	5,185,249
Australia — 0.2%
TFS Corp. Ltd., 11.00%, 7/15/18 (c)		18,370	18,370,000
Belgium — 0.1%
Anheuser-Busch InBev Finance, Inc., 2.65%, 2/01/21		11,836	12,274,110
Brazil — 0.0%
Odebrecht Finance Ltd., 4.38%, 4/25/25 (c)		6,347	2,741,904
Canada — 0.1%
First Quantum Minerals Ltd.:
6.75%, 2/15/20		4,323	3,609,705
7.00%, 2/15/21		12,060	9,693,225

			13,302,930
Chile — 0.0%
Inversiones Alsacia SA, 8.00%, 12/31/18 (b)(c)(i)		7,809	527,091
China — 0.2%
Alibaba Group Holding Ltd.:
3.13%, 11/28/21		9,145	9,352,180
3.60%, 11/28/24		2,629	2,684,656
Celestial Nutrifoods Ltd., 0.00%, 6/12/11 (b)(i)(j)	SGD	11,400	84,626
China Milk Products Group Ltd., 0.00%, 1/05/12 (b)(i)(j)	USD	4,800	48,000
SINA Corp., 1.00%, 12/01/18 (j)		6,127	6,015,948

			18,185,410
France — 0.2%
BNP Paribas SA, 2.40%, 12/12/18		15,761	16,068,812
Germany — 0.1%
Deutsche Bank AG, 1.88%, 2/13/18		6,213	6,174,100
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.50%, 1/15/23 (c)		2,662	2,675,310

			8,849,410
Hong Kong — 0.0%
Sun Hung Kai Properties Capital Market Ltd., 4.50%, 2/14/22		4,186	4,657,277

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	9

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

Corporate Bonds		Par (000)	Value
India — 0.1%
REI Agro Ltd.:
5.50%, 11/13/14 (b)(c)(i)(j)	USD	6,148	$30,740
5.50%, 11/13/14 (b)(i)(j)		2,291	11,455
Suzlon Energy Ltd., 5.75%, 7/16/19 (c)(j)(k)		14,214	14,800,327

			14,842,522
Italy — 0.3%
Intesa Sanpaolo SpA, 3.88%, 1/15/19		12,821	13,177,449
Telecom Italia Finance SA:
6.13%, 11/15/16 (c)(j)	EUR	8,100	8,696,870
6.13%, 11/15/16 (j)		500	536,844
Telecom Italia SpA, 5.30%, 5/30/24 (c)	USD	8,517	8,495,707

			30,906,870
Japan — 0.1%
Sumitomo Mitsui Banking Corp., 2.45%, 1/10/19		7,197	7,350,498
Luxembourg — 0.1%
Intelsat Jackson Holdings SA:
7.50%, 4/01/21		8,184	5,646,960
8.00%, 2/15/24 (c)		2,600	2,561,000

			8,207,960
Mexico — 0.0%
Trust F/1401, 5.25%, 12/15/24 (c)		3,832	3,918,220
Netherlands — 0.2%
Bio City Development Co. BV, 8.00%, 7/06/18 (b)(c)(i)(j)		21,400	8,829,640
Constellium NV:
7.00%, 1/15/23 (c)	EUR	4,437	3,966,267
8.00%, 1/15/23 (c)	USD	1,180	1,038,400
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA, 3.95%, 11/09/22		3,115	3,221,474

			17,055,781
Singapore — 0.3%
CapitaLand Ltd.:
2.10%, 11/15/16 (j)	SGD	11,250	8,299,078
1.95%, 10/17/23 (c)(j)		10,000	7,395,516
Global Logistic Properties Ltd., 3.88%, 6/04/25	USD	15,759	16,112,726

			31,807,320
Spain — 0.1%
Telefonica Participaciones SAU, 4.90%, 9/25/17 (j)	EUR	12,800	11,584,064
Telefonica SA, 6.00%, 7/24/17 (j)		4,100	3,894,795

			15,478,859
Switzerland — 0.1%
UBS AG, 2.38%, 8/14/19	USD	5,345	5,466,385
UBS Group Funding Jersey Ltd., 4.13%, 9/24/25 (c)		6,708	6,953,164

			12,419,549
United Arab Emirates — 0.1%
Dana Gas Sukuk Ltd., 7.00%, 10/31/17 (c)(j)		17,922	15,681,619
United Kingdom — 0.2%
Delta Topco Ltd. (Acquired 5/02/12-1/04/16,cost $13,856,992), 10.00%, 11/24/60 (d)		13,639	13,638,862
Lloyds Bank PLC, 2.30%, 11/27/18		2,241	2,253,617

			15,892,479

Corporate Bonds		Par (000)	Value
United States — 3.2%
AbbVie, Inc.:
2.50%, 5/14/20 (f)	USD	11,252	$11,503,178
2.30%, 5/14/21		9,125	9,235,905
Actavis Funding SCS, 3.00%, 3/12/20		9,152	9,438,723
AliphCom (Acquired 11/11/15, cost $3,000,000), 12.00%, 4/28/20 (d)(j)(l)		3,000	1,170,000
AliphCom (Acquired 4/27/15-7/21/15, cost $44,575,000), 12.00%, 4/28/20 (d)(j)(l)		44,575	17,384,250
Ally Financial, Inc.:
2.75%, 1/30/17		8,604	8,644,215
3.50%, 1/27/19		6,094	6,055,913
American Tower Corp., 3.40%, 2/15/19		2,448	2,549,176
AT&T Inc.:
2.38%, 11/27/18		13,102	13,371,076
3.00%, 6/30/22		21,647	22,168,130
Bank of America Corp.:
2.00%, 1/11/18		5,429	5,463,708
6.88%, 4/25/18		5,275	5,758,965
Series L, 2.60%, 1/15/19		5,306	5,429,465
Berkshire Hathaway, Inc., 2.75%, 3/15/23		7,485	7,733,742
BioMarin Pharmaceutical, Inc.:
0.75%, 10/15/18 (j)		2,660	2,954,263
1.50%, 10/15/20 (j)		2,584	2,987,750
Cablevision Systems Corp., 5.88%, 9/15/22		3,424	3,067,904
Capital One Bank USA N.A., 2.15%, 11/21/18		4,266	4,296,173
Cisco Systems, Inc., 2.20%, 2/28/21		7,432	7,659,546
Citigroup, Inc., 1.80%, 2/05/18		15,047	15,108,693
Cobalt International Energy, Inc.:
2.63%, 12/01/19 (j)		12,966	4,862,250
3.13%, 5/15/24 (j)		16,167	5,335,110
eBay, Inc., 3.80%, 3/09/22		5,251	5,579,602
Edgewell Personal Care Co.:
4.70%, 5/19/21		5,240	5,427,398
4.70%, 5/24/22		4,773	4,904,257
Ford Motor Credit Co. LLC:
5.00%, 5/15/18		8,564	9,073,849
2.55%, 10/05/18		2,998	3,053,418
Forest Laboratories LLC:
4.38%, 2/01/19 (c)		6,835	7,209,168
5.00%, 12/15/21 (c)		4,818	5,391,983
Freeport-McMoRan, Inc., 3.88%, 3/15/23		4,484	3,923,500
GE Capital International Funding Co., 2.34%, 11/15/20 (c)		3,486	3,591,141
General Electric Co., 5.55%, 5/04/20		1,294	1,490,208
General Motors Financial Co., Inc.:
2.40%, 4/10/18		3,531	3,558,740
3.50%, 7/10/19		8,118	8,400,060
Hughes Satellite Systems Corp., 7.63%, 6/15/21		1,558	1,676,603
Hyundai Capital America, 2.00%, 3/19/18 (c)		3,735	3,758,418
Intel Corp., 3.25%, 8/01/39 (j)		3,323	5,401,952
JPMorgan Chase & Co., 4.35%, 8/15/21		4,447	4,892,300
Medtronic, Inc., 3.15%, 3/15/22		11,777	12,568,049
Molson Coors Brewing Co.:
1.45%, 7/15/19		1,195	1,198,026
2.10%, 7/15/21		3,145	3,154,561
Mylan, Inc., 2.55%, 3/28/19		7,396	7,486,889
Oracle Corp., 1.90%, 9/15/21		29,795	29,904,437
QUALCOMM, Inc., 3.00%, 5/20/22		13,358	14,096,751
Sabine Pass Liquefaction LLC, 5.63%, 4/15/23		4,106	4,121,398
Synchrony Financial, 3.75%, 8/15/21		2,810	2,910,983

See Notes to Consolidated Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

Corporate Bonds		Par (000)	Value
United States (continued)
Take-Two Interactive Software, Inc., 1.75%, 12/01/16 (j)	USD	4,684	$9,288,957
T-Mobile USA, Inc., 6.00%, 4/15/24		6,109	6,322,815
Volkswagen Group of America Finance LLC, 2.45%, 11/20/19		4,449	4,524,993

			345,088,591
Total Corporate Bonds — 5.8%			618,812,461

Floating Rate Loan Interests (l)
Canada — 0.1%
Novelis, Inc., Initial Term Loan, 4.00%, 6/02/22		5,074	5,018,801
Cyprus — 0.1%
Drillships Ocean Ventures, Inc., Term Loan, 5.50%, 7/25/21		6,372	3,780,625
Netherlands — 0.1%
Promontoria Blue Holding 2 BV, Mezzanine Loan, 7.00%, 4/17/20	EUR	13,045	14,476,561
Norway — 0.0%
Drillships Financing Holding, Inc. (Ocean Rig), Tranche B-1 Term Loan, 6.00%, 3/31/21	USD	5,556	2,161,384
United States — 0.6%
Calpine Corp., Term Loan, 3.50%, 5/27/22		8,816	8,713,068
Fieldwood Energy LLC:
Closing Date Loan (Second Lien), 8.38%, 9/30/20		4,979	1,369,253
FLLO Facility (First Lien), 8.38%, 9/30/20		2,958	1,560,565
Reserve Based Term Loan, 8.00%, 8/31/20		2,191	1,804,261
Hilton Worldwide Finance LLC, Initial Term Loan, 3.50%, 10/26/20		20,085	20,084,823
Seadrill Operating LP (Seadrill Partners Finco LLC), Initial Term Loan, 4.00%, 2/21/21		14,204	6,306,422
Sheridan Investment Partners II LP, Senior Secured Term Loan, 4.25%, 12/16/20		11,831	7,217,196
Sheridan Production Partners II-A LP, Senior Secured Term Loan, 4.25%, 12/16/20		1,646	1,004,025
Sheridan Production Partners II-M LP, Senior Secured Term Loan, 4.25%, 12/16/20		614	374,475
Univar USA, Inc., Initial Dollar Term Loan, 4.25%, 7/01/22		8,496	8,360,802
Univision Communications, Inc., Replacement First-Lien Term Loan (C-4), 4.00%, 3/01/20		10,999	10,928,544

			67,723,434
Total Floating Rate Loan Interests — 0.9%			93,160,805

Foreign Agency Obligations
Argentina — 0.2%
YPF SA:
8.88%, 12/19/18 (c)		6,986	7,527,415
8.50%, 7/28/25 (c)		17,504	18,492,976

			26,020,391
Canada — 0.2%
Canada Housing Trust No. 1, 1.25%, 6/15/21	CAD	30,965	24,261,010

Foreign Agency Obligations		Par (000)	Value
Mexico — 0.3%
Petroleos Mexicanos:
5.75%, 3/01/18	USD	8,054	$8,421,746
3.50%, 7/23/20		10,901	10,891,298
6.38%, 2/04/21 (c)		12,049	13,100,878

			32,413,922
South Korea — 0.2%
Export-Import Bank of Korea:
2.88%, 9/17/18		3,691	3,796,980
2.63%, 12/30/20		11,860	12,220,414

			16,017,394
Total Foreign Agency Obligations — 0.9%			98,712,717

Foreign Government Obligations
Argentina — 0.6%
Provincia de Buenos Aires:
8.95%, 2/19/21 (c)		4,707	5,248,305
9.13%, 3/16/24 (c)		6,243	6,867,300
Republic of Argentina:
6.88%, 4/22/21 (c)		20,404	21,760,866
7.50%, 4/22/26 (c)		11,566	12,502,846
7.13%, 7/06/36 (c)		12,475	12,475,000
7.63%, 4/22/46 (c)		5,341	5,768,280

			64,622,597
Australia — 1.4%
Commonwealth of Australia:
5.75%, 5/15/21	AUD	57,016	50,641,003
5.75%, 7/15/22		102,574	93,955,361

			144,596,364
Brazil — 0.4%
Brazil Notas do Tesouro Nacional:
Series B, 6.00%, 8/15/22	BRL	6	5,419,641
Series F, 10.00%, 1/01/21		94	27,397,928
Federative Republic of Brazil:
4.88%, 1/22/21	USD	6,737	7,097,429
2.88%, 4/01/21	EUR	3,678	4,046,127

			43,961,125
Canada — 0.6%
Canadian Government Bonds:
0.25%, 5/01/18	CAD	48,209	37,138,785
0.75%, 3/01/21		30,284	23,630,404

			60,769,189
France — 0.6%
France Government Bond OAT, 0.50%, 5/25/26	EUR	55,666	63,579,380
Germany — 0.7%
Bundesobligation, 0.00%, 4/09/21		63,018	71,842,688

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	11

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

Foreign Government Obligations		Par (000)	Value
Hungary — 0.9%
Republic of Hungary:
6.25%, 1/29/20	USD	6,166	$6,837,798
6.38%, 3/29/21		42,230	48,073,450
5.50%, 6/24/25	HUF	10,202,670	42,602,263

			97,513,511
Indonesia — 0.2%
Republic of Indonesia:
6.88%, 1/17/18 (c)	USD	6,797	7,301,643
2.63%, 6/14/23 (c)	EUR	9,861	11,040,654

			18,342,297
Italy — 0.6%
Buoni Poliennali Del Tesoro, 1.50%, 6/01/25		55,432	63,251,904
Japan — 0.8%
Government of Japan (2 Year):
0.10%, 3/15/17	JPY	2,383,000	23,140,703
0.10%, 3/15/18		6,086,800	59,400,307

			82,541,010
Mexico — 0.9%
United Mexican States, Series M, 6.50%, 6/10/21	MXN	17,346	99,146,882
New Zealand — 0.4%
New Zealand Government Bonds, 6.00%, 5/15/21	NZD	54,408	45,915,192
Poland — 0.5%
Republic of Poland:
5.25%, 10/25/20	PLN	60,810	17,448,714
5.75%, 10/25/21		51,368	15,296,729
3.25%, 7/25/25		70,694	18,527,308
2.50%, 7/25/26		30,817	7,537,921

			58,810,672
Spain — 0.3%
Kingdom of Spain, 1.95%, 4/30/26	EUR	29,622	35,010,436
Turkey — 0.1%
Republic of Turkey, 6.75%, 4/03/18	USD	10,248	11,021,724
United Kingdom — 0.8%
United Kingdom Gilt:
1.50%, 1/22/21	GBP	50,608	70,728,458
3.50%, 1/22/45		8,720	16,162,696

			86,891,154
Total Foreign Government Obligations — 9.8%			1,047,816,125

Investment Companies		Shares
ETFS Physical Palladium Shares (b)(m)		80,940	4,662,953
ETFS Physical Platinum Shares (b)(m)		67,020	6,629,618
ETFS Physical Swiss Gold Shares (b)(m)		230,215	29,686,224
iShares Gold Trust (b)(m)(n)		2,098,037	26,770,952
iShares iBoxx $ High Yield Corporate Bond ETF (n)		128,161	10,853,955
SPDR Gold Shares (b)(e)(m)		2,238,914	283,267,399
Total Investment Companies — 3.4%			361,871,101

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities — 0.1%
Logistics UK PLC, Series 2015-1A, Class F, 4.19%, 8/20/25 (c)(l)	GBP	6,637	$8,217,064

Preferred Securities

Capital Trusts
Netherlands — 0.0%
ING Groep NV, 6.00% (l)(o)	USD	4,790	4,502,600
Switzerland — 0.1%
Credit Suisse Group Guernsey I Ltd., 7.88%, 2/24/41 (j)(l)		5,934	5,941,417
United Kingdom — 0.4%
HSBC Holdings PLC, 6.38% (l)(o)		17,614	16,645,230
Lloyds Bank PLC, 13.00% (l)(o)	GBP	9,685	21,143,972
Standard Chartered PLC, 6.50% (c)(l)(o)	USD	6,810	6,248,175

			44,037,377
United States — 1.0%
American Express Co.Series C, 4.90% (l)(o)		6,164	5,894,325
Citigroup, Inc.:
5.95% (l)(o)		4,081	4,032,538
Series O, 5.88% (l)(o)		11,144	10,698,240
General Electric Co.:
6.38%, 11/15/67 (l)		6,423	6,559,489
Series D, 5.00% (l)(o)		9,772	10,368,092
Goldman Sachs Group, Inc.:
Series L, 5.70% (l)(o)		9,459	9,440,318
Series M, 5.38% (l)(o)		9,921	9,811,075
JPMorgan Chase & Co.:
Series Q, 5.15% (l)(o)		10,608	10,317,341
Series X, 6.10% (l)(o)		21,067	21,725,344
Morgan Stanley, Series H, 5.45% (l)(o)		7,002	6,721,920
NBCUniversal Enterprise, Inc., 5.25% (c)(o)		5,389	5,557,406
USB Capital IX, 3.50% (l)(o)		8,452	6,909,510

			108,035,598
Total Capital Trusts — 1.5%			162,516,992

Preferred Stocks		Shares
Germany — 0.1%
Volkswagen AG, Preference Shares, 0.02%		96,584	11,698,338
Ireland — 0.2%
Allergan PLC, Series A, 5.50% (j)		24,949	20,797,985
Israel — 0.3%
Teva Pharmaceutical Industries Ltd., 7.00% (j)		40,680	33,642,360
South Korea — 0.1%
Samsung Electronics Co. Ltd., Preference Shares, 1.76%		10,988	11,335,083

See Notes to Consolidated Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

Preferred Stocks		Shares	Value
United Kingdom — 0.1%
HSBC Holdings PLC, Series 2, 8.00%		231,249	$6,135,036
Royal Bank of Scotland Group PLC, Series T, 7.25% (a)		215,015	5,420,528

			11,555,564
United States — 1.8%
American Tower Corp., Series A, 5.25% (j)		45,686	5,139,675
Anthem, Inc., 5.25% (j)		500,750	22,398,548
Crown Castle International Corp., Series A, 4.50% (j)		126,859	15,332,179
Dominion Resources, Inc., 6.38% (j)		104,846	5,435,217
Domo, Inc., Series D-2 (Acquired 4/01/15- 7/06/15, cost $17,824,428), 0.00% (b)(d)		2,114,003	15,939,583
Dropbox, Inc., Series C (Acquired 1/28/14, cost $28,835,783), 0.00% (b)(d)		1,509,632	15,866,232
Forestar Group, Inc., 6.00% (j)		220,475	3,518,781
Grand Rounds, Inc., Series C (Acquired 3/31/15, cost $5,939,231), 0.00% (b)(d)		2,139,107	5,796,980
Lookout, Inc., Series F (Acquired 9/19/14- 10/22/14, cost $10,936,522), 0.00% (b)(d)		957,404	8,778,533
Palantir Technologies, Inc., Series I (Acquired 3/27/14, cost $11,447,321), 0.00% (b)(d)		1,867,426	17,908,615
Stericycle, Inc., 5.25%, 9/15/18		89,492	7,443,945
U.S. Bancorp:
Series F, 6.50% (a)(l)		209,039	6,438,401
Series G, 6.00% (l)		112,682	2,942,127
Uber Technologies, Inc., Series D (Acquired 6/10/14, cost $17,574,548), 0.00% (b)(d)		1,132,888	55,253,440
Wells Fargo & Co., Series L, 7.50% (j)		3,851	5,003,219

			193,195,475
Total Preferred Stocks — 2.6%			282,224,805

Trust Preferreds
United States — 0.5%
Citigroup Capital XIII, 7.01%, 10/30/40 (l)		378,355	9,863,715
GMAC Capital Trust I, Series 2, 6.41%, 2/15/40 (l)		494,162	12,265,101
Mandatory Exchangeable Trust, 5.75%, 6/01/19 (c)(j)		182,668	18,652,229
Welltower, Inc., Series I, 6.50% (j)(o)		181,298	12,292,004
Total Trust Preferreds — 0.5%			53,073,049
Total Preferred Securities — 4.6%			497,814,846

U.S. Government Sponsored Agency Securities		Par (000)
Mortgage-Backed Securities — 0.6%
Fannie Mae Mortgage-Backed Securities, 3.00%, 7/01/46 (p)	USD	61,781	64,114,666

U.S. Treasury Obligations
U.S. Treasury Inflation Indexed Bonds:
1.00%, 2/15/46 (g)		15,506	16,739,956
U.S. Treasury Inflation Indexed Notes:
0.13%, 4/15/21		75,764	77,628,715
0.38%, 7/15/25		68,479	70,512,357
0.63%, 1/15/26 (g)		320,789	337,801,409

U.S. Treasury Obligations		Par (000)	Value
U.S. Treasury Notes:
0.88%, 1/31/17 (m)	USD	31,897	$31,976,857
1.25%, 3/31/21		112,890	114,204,254
1.38%, 4/30/21 (g)(q)		543,446	552,828,935
1.75%, 3/31/22 (q)		44,820	46,310,113
2.00%, 8/15/25 (g)		25,102	26,242,175
1.63%, 2/15/26 (g)		22,432	22,684,259
Total U.S. Treasury Obligations — 12.1%			1,296,929,030

Warrants		Shares
Australia — 0.0%
TFS Corp. Ltd. (Issued/exercisable 8/01/11, 1 share for 1 warrant, Expires 7/15/18, Strike Price AUD 1.28)		3,767,700	933,681
Total Long-Term Investments (Cost — $9,879,624,240) — 92.1%			9,858,796,418

Short-Term Securities
Foreign Agency Obligations (r)		Par (000)
Japan Treasury Discount Bill:
0.19%, 7/19/16	JPY	12,580,000	121,826,638
0.28%, 8/22/16		12,520,000	121,283,052
0.27%, 9/05/16		12,740,000	123,426,931
0.18%, 9/12/16		6,090,000	59,004,265
0.34%, 10/03/16		12,460,000	120,756,965
Total Foreign Agency Obligations — 5.1%			546,297,851

Money Market Funds		Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.40% (n)(s)		6,016,752	6,016,752

		Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.59% (n)(s)(t)	USD	274,482	274,482,165
Total Money Market Funds — 2.7%			280,498,917

Time Deposits		Par (000)
Canada — 0.0%
Brown Brothers Harriman & Co., 0.06%, 7/01/16	CAD	11	8,895

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	13

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

Time Deposits		Par (000)	Value
Europe — 0.0%
Brown Brothers Harriman & Co., (0.55)%, 7/01/16	EUR	929	$1,030,759
Japan — 0.0%
Brown Brothers Harriman & Co., (0.33)%, 7/01/16	JPY	372,238	3,604,685
United States — 0.1%
Wells Fargo & Co., 0.36%, 7/01/16	USD	8,218	8,218,318
Total Time Deposits — 0.1%			12,862,657

U.S. Treasury Obligations
U.S. Treasury Bills (r):
0.20%, 7/14/16		97,597	97,592,608
0.21%, 7/21/16-8/25/16		157,233	157,205,012
0.17%, 7/28/16		6,000	5,999,208
0.18%, 8/04/16		26,000	25,994,722
0.23%, 8/11/16-9/22/16		206,945	206,861,229
0.25%, 8/18/16		84,630	84,604,103
Total U.S. Treasury Obligations — 5.4%			578,256,882
Total Short-Term Securities (Cost — $1,396,802,722) — 13.3%			1,417,916,307

Options Purchased		Value
(Cost — $88,840,036) — 0.5%		$54,799,725
Total Investments Before Investments Sold Short and Options Written (Cost — $11,365,266,998) — 105.9%		11,331,512,450

Investments Sold Short	Shares
Alcoa, Inc.	556,673	(5,160,359)
Church & Dwight Co., Inc.	76,209	(7,841,144)
Ecolab, Inc.	84,289	(9,996,675)
Gentex Corp.	345,876	(5,343,784)
LafargeHolcim Ltd.	133,974	(5,605,142)
Total Investments Sold Short (Proceeds — $34,876,751) — (0.3)%		(33,947,104)

Options Written
(Premiums Received — $41,309,609) — (0.4)%		(42,167,144)
Total Investments Net of Investments Sold Short and Options Written — 105.2%		11,255,398,202
Liabilities in Excess of Other Assets — (5.2)%		(551,605,410)

Net Assets — 100.0%		$10,703,792,792

Notes to Consolidated Schedule of Investments

(a)	Security, or a portion of security, is on loan.

(b)	Non-income producing security.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Restricted security as to resale, excluding 144a securities. As of period end, the Fund held restricted securities with a current value of $157,057,876 and an original cost of $163,221,340 which was 1.5% of its net assets.

(e)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.

(f)	All or a portion of security has been pledged as collateral in connection with short sales.

(g)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

(h)	When-issued security.

(i)	Issuer filed for bankruptcy and/or is in default of interest payments.

(j)	Convertible security.

(k)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(l)	Variable rate security. Rate as of period end.

(m)	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly owned subsidiary.

See Notes to Consolidated Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

(n)	During the six months ended June 30, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2015	Shares/Beneficial Interest Purchased	Shares/Beneficial Interest Sold	Shares/Beneficial Interest Held at June 30, 2016	Value at June 30, 2016	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	8,973,878	—	(2,957,126)[1]	6,016,752	$6,016,752	$8,858		—
BlackRock Liquidity Series, LLC, Money Market Series	$290,256,248	—	$(15,774,083)[2]	$274,482,165	274,482,165	1,743,660	[3]	—
iShares Gold Trust	2,098,037	—	—	2,098,037	26,770,952	—		—
iShares iBoxx $ High Yield Corporate Bond ETF	—	662,768	(534,607)	128,161	10,853,955	223,840		$1,787,228
Total					$318,123,824	$1,976,358		$1,787,228

[1]	Represents net shares sold.

[2]	Represents net beneficial interest sold.

[3]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(o)	Perpetual security with no stated maturity date.

(p)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$64,114,666	$736,048

(q)	All or a portion of security has been pledged in connection with outstanding futures contracts.

(r)	Rates are discount rates or a range of discount rates at the time of purchase.

(s)	Current yield as of period end.

(t)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Short	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(87)	MSCI Taiwan Stock Index	July 2016	USD	2,762,250	$(85,090)
(665)	Euro STOXX 50 Index	September 2016	USD	21,069,526	176,627
(7)	FTSE 100 Index	September 2016	USD	598,500	(52,151)
(111)	NASDAQ 100 E-Mini Index	September 2016	USD	9,783,540	25,323
(113)	Nikkei 225 Yen Index	September 2016	USD	8,611,921	132,456
(176)	S&P 500 E-Mini Index	September 2016	USD	18,393,760	(369,352)
(893)	STOXX Europe 600 Index	September 2016	USD	16,207,985	(339,785)
Total					$(511,972)

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	33,508,000	USD	38,304,339	Credit Suisse International	7/01/16	$(1,117,282)
USD	26,957,620	EUR	24,152,758	Credit Suisse International	7/01/16	152,977
USD	10,574,324	EUR	9,355,242	Morgan Stanley & Co. International PLC	7/01/16	191,910
BRL	21,395,445	USD	5,527,967	Morgan Stanley Capital Services LLC	7/13/16	1,104,638
PLN	107,167,193	USD	28,367,170	JPMorgan Chase Bank N.A.	7/13/16	(1,212,303)
USD	5,025,000	BRL	21,395,445	Morgan Stanley Capital Services LLC	7/13/16	(1,607,606)

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	15

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	26,540,000	PLN	107,167,193	JPMorgan Chase Bank N.A.	7/13/16	$(614,866)
JPY	1,079,793,000	USD	9,847,633	Citibank N.A.	7/15/16	613,812
USD	115,724,983	JPY	12,580,000,000	Morgan Stanley & Co. International PLC	7/19/16	(6,170,141)
EUR	33,121,000	USD	37,633,903	Morgan Stanley & Co. International PLC	7/28/16	(839,072)
JPY	3,020,039,000	USD	27,776,859	Morgan Stanley & Co. International PLC	7/28/16	1,494,366
USD	21,759,582	EUR	19,218,000	Morgan Stanley & Co. International PLC	7/28/16	409,893
USD	10,810,232	JPY	1,184,023,063	Goldman Sachs International	7/28/16	(665,715)
EUR	15,747,000	USD	17,795,370	Deutsche Bank AG	7/29/16	(301,032)
GBP	7,469,299	USD	10,818,981	Deutsche Bank AG	8/03/16	(872,409)
GBP	11,462,701	USD	16,578,504	Deutsche Bank AG	8/03/16	(1,314,075)
TWD	706,853,992	USD	21,970,000	Citibank N.A.	8/03/16	(40,532)
TWD	708,312,800	USD	21,970,000	Deutsche Bank AG	8/03/16	4,726
TWD	530,014,870	USD	16,478,000	Goldman Sachs International	8/03/16	(34,797)
USD	27,661,072	GBP	18,932,000	Deutsche Bank AG	8/03/16	2,450,072
GBP	7,440,000	USD	10,690,090	Deutsche Bank AG	8/04/16	(782,442)
JPY	2,818,118,110	USD	25,934,000	Goldman Sachs International	8/04/16	1,386,373
USD	10,727,885	GBP	7,440,000	Deutsche Bank AG	8/04/16	820,237
EUR	13,699,000	JPY	1,683,226,267	Deutsche Bank AG	8/09/16	(1,095,675)
JPY	1,754,047,358	EUR	13,699,000	Deutsche Bank AG	8/09/16	1,782,367
USD	656,977	JPY	70,821,091	Goldman Sachs International	8/09/16	(29,715)
EUR	23,005,000	JPY	2,862,500,647	Morgan Stanley & Co. International PLC	8/10/16	(2,187,360)
JPY	2,929,502,710	EUR	23,005,000	Morgan Stanley Capital Services LLC	8/10/16	2,837,043
KRW	12,231,258,893	USD	10,682,322	Credit Suisse International	8/10/16	(68,273)
KRW	12,496,233,107	USD	10,754,073	Credit Suisse International	8/10/16	89,916
USD	613,729	JPY	67,002,063	Goldman Sachs International	8/10/16	(35,955)
USD	20,416,540	KRW	24,727,492,000	Credit Suisse International	8/10/16	(1,041,498)
EUR	23,741,000	JPY	2,939,895,512	Deutsche Bank AG	8/19/16	(2,119,754)
JPY	2,947,017,812	EUR	23,741,000	Deutsche Bank AG	8/19/16	2,188,836
USD	65,126	JPY	7,122,300	Goldman Sachs International	8/19/16	(3,955)
USD	117,653,692	JPY	12,520,000,000	JPMorgan Chase Bank N.A.	8/22/16	(3,794,316)
CAD	34,418,000	USD	26,314,260	Deutsche Bank AG	8/24/16	330,060
EUR	18,692,000	USD	20,704,007	Credit Suisse International	8/24/16	81,568
BRL	35,936,000	USD	10,719,485	Goldman Sachs International	8/25/16	270,367
USD	19,729,901	BRL	71,659,000	Goldman Sachs International	8/25/16	(2,184,664)
USD	26,597,000	MXN	497,925,097	Goldman Sachs International	8/25/16	(482,911)
USD	18,698,000	MXN	349,665,053	JPMorgan Chase Bank N.A.	8/25/16	(318,713)
ZAR	170,034,888	USD	10,545,000	Citibank N.A.	8/26/16	861,279
EUR	18,860,000	USD	21,142,249	JPMorgan Chase Bank N.A.	9/01/16	(163,582)
USD	21,364,421	EUR	18,860,000	JPMorgan Chase Bank N.A.	9/01/16	385,754
USD	26,993,065	GBP	18,823,000	HSBC Bank USA N.A.	9/01/16	1,920,219
CAD	34,579,000	USD	26,944,328	JPMorgan Chase Bank N.A.	9/02/16	(175,199)
USD	27,116,602	GBP	18,823,000	Goldman Sachs International	9/02/16	2,043,449
USD	117,663,357	JPY	12,740,000,000	Goldman Sachs International	9/06/16	(5,991,236)
USD	27,097,149	GBP	18,822,000	BNP Paribas S.A.	9/09/16	2,023,181
USD	53,893,805	JPY	6,090,000,000	Credit Suisse International	9/12/16	(5,231,549)
USD	26,602,070	GBP	18,820,000	JPMorgan Chase Bank N.A.	9/15/16	1,528,926
USD	26,887,112	GBP	18,304,000	Morgan Stanley & Co. International PLC	9/16/16	2,501,115
EUR	23,670,000	USD	26,739,527	HSBC Bank USA N.A.	9/23/16	(387,628)
USD	15,022,921	GBP	10,985,000	Credit Suisse International	9/23/16	386,606

See Notes to Consolidated Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	10,462,897	AUD	14,202,000	Deutsche Bank AG	9/30/16	$(93,276)
USD	15,063,238	GBP	10,984,000	Credit Suisse International	9/30/16	426,981
USD	14,974,414	GBP	10,980,000	HSBC Bank USA N.A.	9/30/16	343,487
USD	121,415,277	JPY	12,460,000,000	Deutsche Bank AG	10/03/16	334,645
CNH	180,900,000	USD	27,540,535	Deutsche Bank AG	11/04/16	(553,716)
USD	27,838,907	CNH	180,900,000	Deutsche Bank AG	11/04/16	852,088
USD	26,742,902	NZD	39,519,000	Morgan Stanley & Co. International PLC	11/08/16	(1,289,252)
USD	27,038,309	AUD	36,455,000	Goldman Sachs International	11/09/16	(20,480)
USD	26,978,685	AUD	37,033,000	Deutsche Bank AG	11/10/16	(508,167)
USD	26,726,694	NZD	40,064,000	JPMorgan Chase Bank N.A.	11/10/16	(1,689,339)
BRL	41,084,000	USD	11,531,056	Deutsche Bank AG	12/02/16	671,634
USD	11,014,477	BRL	41,084,000	Deutsche Bank AG	12/02/16	(1,188,213)
TWD	916,487,340	USD	28,069,197	Citibank N.A.	1/09/17	460,509
TWD	923,085,000	USD	28,324,179	Goldman Sachs International	1/09/17	410,908
TWD	912,385,998	USD	27,961,141	JPMorgan Chase Bank N.A.	1/09/17	440,893
USD	27,366,000	TWD	916,487,340	Citibank N.A.	1/09/17	(1,163,706)
USD	27,375,000	TWD	923,358,750	Goldman Sachs International	1/09/17	(1,368,609)
USD	27,366,000	TWD	912,385,998	JPMorgan Chase Bank N.A.	1/09/17	(1,036,034)
TWD	909,217,896	USD	27,908,954	Credit Suisse International	1/11/17	395,751
USD	27,102,000	TWD	909,217,896	Credit Suisse International	1/11/17	(1,202,705)
USD	10,577,000	AED	39,162,400	BNP Paribas S.A.	1/19/17	(69,582)
USD	10,576,000	AED	39,189,368	Goldman Sachs International	1/19/17	(77,913)
USD	10,475,000	AED	38,791,020	BNP Paribas S.A.	1/25/17	(69,534)
EUR	9,345,000	JPY	1,162,447,912	HSBC Bank USA N.A.	2/13/17	(896,444)
JPY	1,211,551,215	EUR	9,345,000	HSBC Bank USA N.A.	2/13/17	1,376,296
USD	453,250	JPY	49,103,303	HSBC Bank USA N.A.	2/13/17	(26,602)
TWD	344,727,300	USD	10,759,279	Deutsche Bank AG	2/16/17	(18,806)
USD	10,315,000	TWD	344,727,300	Deutsche Bank AG	2/16/17	(425,473)
Total						$(19,009,224)

Exchange-Traded Options Purchased
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
SPDR Gold Trust ETF[1]	Call	8/19/16	USD	124.00	6,188	$2,877,420
SPDR Gold Trust ETF[1]	Call	9/30/16	USD	125.00	3,043	1,582,360
Total						$4,459,780

[1]	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly owned subsidiary.

OTC Options Purchased
Description	Put/ Call	Counterparty	Expiration Date	Strike Price			Notional Amount (000)	Contracts	Value
USD Currency	Call	Deutsche Bank AG	7/07/16	JPY	110.00	USD	60,619	—	$6
		Morgan Stanley & Co.
USD Currency	Call	International PLC	8/08/16	JPY	111.00	USD	60,655	—	42,628
USD Currency	Call	Goldman Sachs International	9/08/16	JPY	110.50	USD	60,678	—	128,267
Apple Inc.	Call	Citibank N.A.	9/16/16	USD	100.00		—	202,874	403,395

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	17

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Contracts	Value
SPDR Gold Trust ETF[1]	Call	JPMorgan Chase Bank N.A.	9/16/16	USD	125.00		—	307,736	$1,492,520
SPDR Gold Trust ETF[1]	Call	JPMorgan Chase Bank N.A.	9/16/16	USD	120.00		—	304,500	2,428,388
SPDR Gold Trust ETF[1]	Call	JPMorgan Chase Bank N.A.	9/16/16	USD	100.00		—	215,416	5,719,295
STOXX Europe 600 Index	Call	Credit Suisse International	9/16/16	EUR	345.00		—	48,196	251,383
Taiwan Stock Exchange
Weighted Index	Call	Citibank N.A.	9/21/16	TWD	9,000.77		—	101,800	131,217
USD Currency	Call	JPMorgan Chase Bank N.A.	10/04/16	JPY	110.00	USD	60,804	—	229,567
SPDR Gold Trust ETF[1]	Call	JPMorgan Chase Bank N.A.	10/21/16	USD	127.00		—	155,036	744,173
USD Currency	Call	Deutsche Bank AG	11/15/16	JPY	108.50	USD	61,288	—	504,410
SPDR Gold Trust ETF[1]	Call	JPMorgan Chase Bank N.A.	12/16/16	USD	125.00		—	307,736	2,107,992
SPDR Gold Trust ETF[1]	Call	JPMorgan Chase Bank N.A.	12/16/16	USD	100.00		—	166,178	4,395,408
MetLife, Inc.	Call	UBS AG	1/20/17	USD	50.00		—	183,706	45,008
MetLife, Inc.	Call	UBS AG	1/20/17	USD	52.50		—	167,100	22,559
		Morgan Stanley & Co.
Prudential Financial, Inc.	Call	International PLC	1/20/17	USD	87.50		—	204,800	116,736
SPDR Gold Trust ETF[1]	Call	Société Générale	1/20/17	USD	121.00		—	308,755	2,956,329
		Morgan Stanley & Co.
Euro STOXX 50 Index	Call	International PLC	3/17/17	EUR	3,450.00		—	3,894	101,150
		Morgan Stanley & Co.
Euro STOXX 50 Index	Call	International PLC	3/17/17	EUR	3,025.00		—	2,031	287,417
		Morgan Stanley & Co.
Euro STOXX 50 Index	Call	International PLC	3/17/17	EUR	3,025.00		—	2,029	287,134
STOXX Europe 600 Index	Call	Credit Suisse International	3/17/17	EUR	355.61		—	69,976	734,009
QUALCOMM, Inc.	Call	Deutsche Bank AG	5/19/17	USD	52.50		—	363,420	1,838,138
Euro STOXX 50 Index	Call	Citibank N.A.	6/16/17	EUR	3,150.00		—	7,591	729,531
Euro STOXX 50 Index	Call	Bank of America N.A.	9/15/17	EUR	3,600.00		—	7,747	224,591
STOXX Europe 600 Index	Call	JPMorgan Chase Bank N.A.	9/15/17	EUR	372.06		—	47,705	414,871
Taiwan Capitalization Weighted		Morgan Stanley & Co.
Stock Index	Call	International PLC	9/20/17	TWD	9,000.00		—	92,908	669,537
Euro STOXX 50 Index	Call	Barclays Bank PLC	12/15/17	EUR	3,500.00		—	7,935	434,076
Taiwan Capitalization Weighted		Morgan Stanley & Co.
Stock Index	Call	International PLC	12/20/17	TWD	9,000.00		—	94,754	832,832
Aflac, Inc.	Call	Goldman Sachs International	1/19/18	USD	85.00		—	325,876	433,415
Allstate Corp.	Call	Goldman Sachs International	1/19/18	USD	80.00		—	207,513	423,327
BB&T Corp.	Call	Goldman Sachs International	1/19/18	USD	40.00		—	453,103	847,303
Capital One Financial Corp.	Call	Goldman Sachs International	1/19/18	USD	80.00		—	463,825	1,379,879
Charles Schwab Corp.	Call	Goldman Sachs International	1/19/18	USD	40.00		—	635,632	397,270
CIT Group, Inc.	Call	Goldman Sachs International	1/19/18	USD	42.00		—	278,741	497,553
Citigroup, Inc.	Call	Goldman Sachs International	1/19/18	USD	55.00		—	635,632	1,220,413
CME Group, Inc .	Call	Goldman Sachs International	1/19/18	USD	115.00		—	223,046	602,224
Comerica, Inc.	Call	Goldman Sachs International	1/19/18	USD	55.00		—	389,790	613,919
E*TRADE Financial Corp.	Call	Goldman Sachs International	1/19/18	USD	35.00		—	577,281	516,667
Fifth Third Bancorp	Call	Goldman Sachs International	1/19/18	USD	25.00		—	635,632	228,828
Franklin Resources, Inc.	Call	Goldman Sachs International	1/19/18	USD	45.00		—	573,874	516,487
JPMorgan Chase & Co.	Call	Goldman Sachs International	1/19/18	USD	70.00		—	635,632	2,011,775
KeyCorp	Call	Goldman Sachs International	1/19/18	USD	15.00		—	635,632	209,759
Manulife Financial Corp.	Call	Goldman Sachs International	1/19/18	CAD	22.00		—	635,632	331,850
MetLife, Inc.	Call	Goldman Sachs International	1/19/18	USD	52.50		—	635,632	670,592
Morgan Stanley	Call	Goldman Sachs International	1/19/18	USD	35.00		—	635,632	502,149
Regions Financial Corp.	Call	Goldman Sachs International	1/19/18	USD	12.00		—	635,632	184,333
State Street Corp.	Call	Goldman Sachs International	1/19/18	USD	72.50		—	430,051	627,874
SunTrust Banks, Inc.	Call	Goldman Sachs International	1/19/18	USD	55.00		—	635,632	626,098
Synchrony Financial	Call	Goldman Sachs International	1/19/18	USD	35.00		—	635,632	619,741
TD Ameritrade Holding Corp.	Call	Goldman Sachs International	1/19/18	USD	40.00		—	541,773	419,874
Travelers Cos., Inc .	Call	Goldman Sachs International	1/19/18	USD	135.00		—	196,582	570,088

See Notes to Consolidated Financial Statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)	Contracts	Value
Wells Fargo & Co.	Call	Goldman Sachs International	1/19/18	USD	55.00	—	635,632	$1,118,712
Zions Bancorp	Call	Goldman Sachs International	1/19/18	USD	35.00	—	521,152	349,172
Nikkei 225 Index	Call	Goldman Sachs International	3/09/18	JPY	21,968.28	—	247,564	498,130
Euro STOXX 50 Index	Call	Goldman Sachs International	3/16/18	EUR	3,500.00	—	6,612	407,497
Euro STOXX 50 Index	Call	UBS AG	6/15/18	EUR	3,600.00	—	3,205	168,394
Euro STOXX 50 Index	Call	Deutsche Bank AG	9/21/18	EUR	3,426.55	—	3,336	310,723
Euro STOXX 50 Index	Put	UBS AG	7/15/16	EUR	2,875.00	—	16,381	1,165,154
		Morgan Stanley & Co.
S&P 500 Index	Put	International PLC	7/15/16	USD	2,035.00	—	119,894	797,295
		Morgan Stanley & Co.
Gentex Corp.	Put	International PLC	9/16/16	USD	12.50	—	956,718	47,836
Total								$47,586,898

[1]	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly owned subsidiary.

OTC Interest Rate Swaptions Purchased
Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
10-Year Interest Rate Swap	Deutsche Bank AG	Put	1.25%	Pay	6-month JPY LIBOR	7/29/16	JPY	2,831,410	$12
10-Year Interest Rate Swap	Goldman Sachs International	Put	1.22%	Pay	6-month GBP LIBOR	9/15/16	GBP	124,020	1,102,077
10-Year Interest Rate Swap	Goldman Sachs International	Put	1.62%	Pay	6-month GBP LIBOR	9/15/16	GBP	124,020	141,671
10-Year Interest Rate Swap	Goldman Sachs International	Put	1.48%	Pay	3-month LIBOR	9/16/16	USD	124,010	1,280,400
10-Year Interest Rate Swap	Goldman Sachs International	Put	1.88%	Pay	3-month LIBOR	9/16/16	USD	124,010	207,552
5-Year Interest Rate Swap	Deutsche Bank AG	Put	1.07%	Pay	6-month JPY LIBOR	4/04/18	JPY	2,370,178	21,335
Total									$2,753,047

Exchange-Traded Options Written
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
WhiteWave Foods Co.	Call	7/15/16	USD	37.50	645	$(619,200)
Hershey Co.	Call	8/19/16	USD	100.00	358	(538,790)
SPDR Gold Trust ETF[1]	Call	8/19/16	USD	136.00	6,188	(513,604)
Altria Group, Inc.	Call	9/16/16	USD	67.50	1,227	(346,628)
Mondelez International, Inc., Class A	Call	9/16/16	USD	43.00	1,361	(534,193)
Whole Foods Market, Inc.	Call	9/16/16	USD	34.00	1,765	(169,440)
SPDR Gold Trust ETF[1]	Call	9/30/16	USD	145.00	3,043	(222,139)
Perrigo Co. PLC	Call	11/18/16	USD	110.00	406	(146,160)
Altria Group, Inc.	Call	12/16/16	USD	67.50	1,227	(457,057)
Total						$(3,547,211)

[1]	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly owned subsidiary.

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	19

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

OTC Barrier Options Written
Description	Put/ Call	Type of Options	Counterparty	Expiration Date	Strike Price		Barrier Price		Contracts	Value
Euro STOXX 50 Index	Put	Down-and-In	Morgan Stanley & Co. International PLC	03/17/17	EUR	2,375.00	EUR	2,000.00	2,029	$(166,932)
Euro STOXX 50 Index	Put	Down-and-In	Morgan Stanley & Co. International PLC	03/17/17	EUR	2,375.00	EUR	2,000.00	2,031	(183,747)
Euro STOXX 50 Index	Put	Down-and-In	Citibank N.A.	06/16/17	EUR	2,350.00	EUR	1,823.00	7,591	(950,244)
Nikkei 225 Index	Put	Down-and-In	Goldman Sachs International	03/09/18	JPY	17,974.04	JPY	14,978.37	247,564	(8,824,810)
Euro STOXX 50 Index	Put	Down-and-In	Deutsche Bank AG	09/21/18	EUR	2,586.07	EUR	2,165.83	3,336	(1,127,867)
Total										$(11,253,600)

OTC Options Written
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Contracts	Value
Bank of America Corp.	Call	Morgan Stanley & Co. International PLC	7/15/16	USD	14.00		—	365,200	$(31,042)
Mylan NV	Call	Barclays Bank PLC	7/15/16	USD	45.00		—	71,975	(35,628)
USD Currency	Call	Deutsche Bank AG	8/22/16	ZAR	17.00	USD	30,558	—	(97,279)
General Electric Co.	Call	UBS AG	9/16/16	USD	31.00		—	1,079,636	(1,333,350)
SPDR Gold Trust ETF[1]	Call	JPMorgan Chase Bank N.A.	9/16/16	USD	140.00		—	304,500	(272,528)
SPDR Gold Trust ETF[1]	Call	JPMorgan Chase Bank N.A.	9/16/16	USD	137.00		—	307,736	(384,670)
USD Currency	Call	JPMorgan Chase Bank N.A.	10/04/16	JPY	117.00	USD	60,804	—	(36,823)
SPDR Gold Trust ETF[1]	Call	JPMorgan Chase Bank N.A.	10/21/16	USD	150.00		—	155,036	(103,874)
NZD Currency	Call	Morgan Stanley & Co. International PLC	11/08/16	USD	0.73	NZD	39,519	—	(494,744)
AUD Currency	Call	Goldman Sachs International	11/09/16	USD	0.80	AUD	36,455	—	(117,980)
AUD Currency	Call	Deutsche Bank AG	11/10/16	USD	0.79	AUD	37,033	—	(174,918)
NZD Currency	Call	JPMorgan Chase Bank N.A.	11/10/16	USD	0.73	NZD	40,064	—	(580,641)
USD Currency	Call	Deutsche Bank AG	11/15/16	JPY	115.00	USD	61,288	—	(133,589)
Alexion Pharmaceuticals, Inc.	Call	Credit Suisse International	11/18/16	USD	125.00		—	19,811	(162,450)
SPDR Gold Trust ETF[1]	Call	JPMorgan Chase Bank N.A.	12/16/16	USD	145.00		—	307,736	(524,690)
General Electric Co.	Call	Deutsche Bank AG	1/20/17	USD	32.50		—	932,852	(941,378)
Johnson & Johnson	Call	Barclays Bank PLC	1/20/17	USD	110.00		—	299,959	(3,764,485)
SPDR Gold Trust ETF[1]	Call	Société Générale	1/20/17	USD	145.00		—	308,755	(646,842)
QUALCOMM, Inc.	Call	Deutsche Bank AG	5/19/17	USD	70.00		—	363,420	(186,911)
Euro STOXX 50 Index	Put	UBS AG	7/15/16	EUR	2,650.00		—	16,381	(172,699)
GBP Currency	Put	Goldman Sachs International	7/15/16	USD	1.30	GBP	61,402	—	(409,096)
S&P 500 Index	Put	Morgan Stanley & Co. International PLC	7/15/16	USD	1,870.00		—	119,894	(95,915)
USD Currency	Put	Morgan Stanley & Co. International PLC	8/08/16	JPY	101.00	USD	60,655	—	(727,915)
USD Currency	Put	Goldman Sachs International	8/22/16	ZAR	14.20	USD	30,558	—	(396,682)
USD Currency	Put	Goldman Sachs International	9/08/16	JPY	100.50	USD	60,678	—	(925,764)
Apple Inc.	Put	Citibank N.A.	9/16/16	USD	90.00		—	202,874	(421,534)
Taiwan Stock Exchange Weighted Index	Put	Citibank N.A.	9/21/16	TWD	8,100.70		—	101,800	(502,623)
USD Currency	Put	JPMorgan Chase Bank N.A.	10/04/16	JPY	100.00	USD	60,804	—	(1,033,621)
NZD Currency	Put	Morgan Stanley & Co. International PLC	11/08/16	USD	0.62	NZD	39,519	—	(101,117)
AUD Currency	Put	Goldman Sachs International	11/09/16	USD	0.69	AUD	36,455	—	(204,520)
AUD Currency	Put	Deutsche Bank AG	11/10/16	USD	0.67	AUD	37,033	—	(141,518)
NZD Currency	Put	JPMorgan Chase Bank N.A.	11/10/16	USD	0.62	NZD	40,064	—	(91,521)
USD Currency	Put	Deutsche Bank AG	11/15/16	JPY	98.00	USD	61,288	—	(975,566)

See Notes to Consolidated Financial Statements.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)	Contracts	Value
Johnson & Johnson	Put	Barclays Bank PLC	1/20/17	USD	97.50	—	299,959	$(292,460)
MetLife, Inc.	Put	UBS AG	1/20/17	USD	46.00	—	83,550	(749,725)
MetLife, Inc.	Put	UBS AG	1/20/17	USD	45.00	—	91,853	(647,564)
Prudential Financial, Inc.	Put	Morgan Stanley & Co. International PLC	1/20/17	USD	77.50	—	102,400	(1,039,360)
QUALCOMM, Inc.	Put	Deutsche Bank AG	5/19/17	USD	40.00	—	363,420	(605,280)
Taiwan Capitalization Weighted Stock Index	Put	Morgan Stanley & Co. International PLC	9/20/17	TWD	8,600.00	—	92,908	(2,794,611)
Taiwan Capitalization Weighted Stock Index	Put	Morgan Stanley & Co. International PLC	12/20/17	TWD	8,600.00	—	94,754	(3,058,644)
Total								$(25,411,557)

[1]	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly owned subsidiary.

OTC Interest Rate Swaptions Written
Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
10-Year Interest Rate Swap	Goldman Sachs International	Put	1.42%	Receive	6-month GBP LIBOR	9/15/16	GBP	248,040	$(868,895)
10-Year Interest Rate Swap	Goldman Sachs International	Put	1.68%	Receive	3-month LIBOR	9/16/16	USD	248,020	(1,085,881)
Total									$(1,954,776)

Centrally Cleared Credit Default Swaps — Sell Protection
Index	Receive Fixed Rate	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
CDX.NA.HY Series 26 Version 1	5.00%	6/20/21	B+	USD	40,354	$144,989
CDX.NA.IG Series 26 Version 1	1.00%	6/20/21	BBB+	USD	213,449	258,636
iTraxx Europe Crossover Series 25 Version 1	5.00%	6/20/21	B+	EUR	74,434	(1,767,065)
iTraxx Europe Series 25 Version 1	1.00%	6/20/21	BBB+	EUR	46,940	(273,543)
Total						$(1,636,983)

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps
Fixed Rate	Floating Rate	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Depreciation
0.02%[1]	6-month EURIBOR	N/A	4/09/21	EUR	16,078	$(89,932)
1.45%[1]	3-month LIBOR	6/28/19[2]	6/28/22	USD	124,556	(341,014)
1.38%[1]	3-month LIBOR	6/28/19[2]	6/28/22	USD	62,278	(52,678)
1.45%[1]	3-month LIBOR	6/28/19[2]	6/28/22	USD	62,278	(179,571)
Total						$(663,195)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Forward swap.

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	21

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

OTC Currency Swaps
		Notional Amount (000)
Fund Pays	Fund Receives	Notional Delivered		Notional Received		Counterparty	Expiration Date[1]	Value	Premiums Paid (Received)	Unrealized Depreciation
0.10 JPY%	1.23%	JPY	2,383,000	USD	19,769	Bank of America N.A.	3/15/2017	$(6,514,372)	—	$(6,514,372)
0.10 JPY%	1.84%	JPY	2,434,450	USD	21,624	Bank of America N.A.	3/15/2018	(3,691,296)	—	(3,691,296)
0.10 JPY%	1.96%	JPY	3,652,350	USD	32,208	Bank of America N.A.	3/15/2018	(5,907,961)	—	(5,907,961)
Total								$(16,113,629)	—	$(16,113,629)

[1]	At expiration date, the notional amount delivered will be exchanged for the notional amount received.

OTC Total Return Swaps
Reference Entity	Fixed Amount/ Floating Rate	Counterparty	Expiration Date	Contract Amount		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
SGX Nikkei Stock Average Dividend Point Index Future December 2016	JPY 506,870,000[1]	BNP Paribas S.A.	3/31/17	JPY	182	$854,791	—	$854,791
SGX Nikkei Stock Average Dividend Point Index Future December 2016	JPY 515,970,000[1]	BNP Paribas S.A.	3/31/17	JPY	182	766,668	—	766,668
Euro STOXX 50 Index Dividend Future December 2017	EUR 5,355,980[1]	BNP Paribas S.A.	12/15/17	EUR	469	(109,300)	—	(109,300)
Euro STOXX 50 Index Dividend Future December 2017	EUR 5,360,190[1]	BNP Paribas S.A.	12/15/17	EUR	465	(163,733)	—	(163,733)
SGX Nikkei Stock Average Dividend Point Index Future December 2017	JPY 594,918,000[1]	BNP Paribas S.A.	4/02/18	JPY	180	(61,182)	—	(61,182)
SGX Nikkei Stock Average Dividend Point Index Future December 2017	JPY 600,750,000[1]	BNP Paribas S.A.	4/02/18	JPY	180	(117,659)	—	(117,659)
Euro STOXX 50 Index Dividend Future December 2018	EUR 2,618,460[1]	BNP Paribas S.A.	12/21/18	EUR	234	(202,552)	—	(202,552)
Euro STOXX 50 Index Dividend Future December 2018	EUR 2,892,800[1]	BNP Paribas S.A.	12/21/18	EUR	256	(252,847)	—	(252,847)
Euro STOXX 50 Index Dividend Future December 2018	EUR 5,310,630[1]	BNP Paribas S.A.	12/21/18	EUR	468	(486,905)	—	(486,905)
S&P 500 Annual Dividend Index Future December 2018	USD 7,094,313[1]	BNP Paribas S.A.	12/21/18	USD	607	60,700	—	60,700
SGX Nikkei Stock Average Dividend Point Index Future December 2018	JPY 309,375,000[1]	BNP Paribas S.A.	3/29/19	JPY	90	(142,497)	—	(142,497)
SGX Nikkei Stock Average Dividend Point Index Future December 2018	JPY 316,800,000[1]	BNP Paribas S.A.	3/29/19	JPY	90	(214,400)	—	(214,400)

See Notes to Consolidated Financial Statements.

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

Reference Entity	Fixed Amount/ Floating Rate	Counterparty	Expiration Date	Contract Amount		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
SGX Nikkei Stock Average Dividend Point Index Future December 2018	JPY 618,839,000[1]	BNP Paribas S.A.	3/29/19	JPY	181	$(254,152)	—	$(254,152)
SGX Nikkei Stock Average Dividend Point Index Future December 2019	JPY 314,640,000[1]	BNP Paribas S.A.	3/31/20	JPY	90	(207,427)	—	(207,427)
SGX Nikkei Stock Average Dividend Point Index Future December 2019	JPY 418,800,000[1]	BNP Paribas S.A.	3/31/20	JPY	120	(269,598)	—	(269,598)
SGX Nikkei Stock Average Dividend Point Index Future December 2019	JPY 510,000,000[1]	BNP Paribas S.A.	3/31/20	JPY	150	(206,265)	—	(206,265)
S&P 500 Annual Dividend Index Future December 2020	USD 2,937,263[1]	Goldman Sachs International	12/18/20	USD	243	50,119	—	50,119
S&P 500 Annual Dividend Index Future December 2021	USD 3,726,213[1]	BNP Paribas S.A.	12/17/21	USD	307	92,100	—	92,100
Total						$(864,139)	—	$(864,139)

[1]	Fund receives the total return of the reference entity and pays the fixed amount. Net payment made at termination.

Transactions in Options Written for the Six Months Ended June 30, 2016

	Calls
		Notional (000)
	Contracts	AUD	NZD	USD	Premiums Received

Outstanding options, beginning of period	14,290,521	—	—	354,800	$16,320,399
Options written	5,603,118	73,488	79,583	1,733,156	20,576,210
Options exercised	(770,271)	—	—	—	(1,006,325)
Options expired	(12,988,578)	—	—	—	(7,335,380)
Options closed	(1,601,954)	—	—	(1,935,306)	(17,921,711)

Outstanding options, end of period	4,532,836	73,488	79,583	152,650	$10,633,193

	Puts
		Notional (000)
	Contracts	AUD	GBP	NZD	USD	Premiums Received

Outstanding options, beginning of period	39,408,444	—	—	—	296,405	$30,731,387
Options written	18,552,937	73,488	309,442	79,583	1,132,914	26,588,489
Options exercised	(827,763)	—	—	—	—	(3,097,382)
Options expired	(82,120)	—	—	—	—	(748,950)
Options closed	(55,219,154)	—	—	—	(907,316)	(22,797,128)

Outstanding options, end of period	1,832,344	73,488	309,442	79,583	522,003	$30,676,416

As of period end, the value of portfolio securities subject to covered call options written was $449,242,794.

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	23

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	$334,406	—	—	—	$334,406
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$33,572,882	—	—	33,572,882
Options purchased	Investments at value — unaffiliated[2]	—	—	51,141,800	904,878	$2,753,047	—	54,799,725
Swaps — OTC	Unrealized appreciation on OTC swaps	—	—	1,824,378	—	—	—	1,824,378
Swaps — centrally cleared	Net unrealized appreciation[1]	—	$403,625	—	—	—	—	403,625
Total		—	$403,625	$53,300,584	$34,477,760	$2,753,047	—	$90,935,016

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	$846,378	—	—	—	$846,378
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$52,582,106	—	—	52,582,106
Options written	Options written at value	—	—	33,569,074	6,643,294	$1,954,776	—	42,167,144
Swaps — OTC	Unrealized depreciation on OTC swaps	—	—	2,688,517	—	16,113,629	—	18,802,146
Swaps — centrally cleared	Net unrealized depreciation[1]	—	$2,040,608	—	—	663,195	—	2,703,803
Total		—	$2,040,608	$37,103,969	$59,225,400	$18,731,600	—	$117,101,577

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

For the six months ended June 30, 2016, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	$(8,576,328)	—	—	—	$(8,576,328)
Forward foreign currency exchange contracts	—	—	—	$(76,803,292)	—	—	(76,803,292)
Options purchased[1]	—	—	(23,528,082)	(848,229)	$(5,374,888)	—	(29,751,199)
Options written	—	—	(8,532,002)	751,881	(4,134,081)	—	(11,914,202)
Swaps	—	$4,225,798	2,062,655	—	2,287,092	—	8,575,545

Total	—	$4,225,798	$(38,573,757)	$(76,899,640)	$(7,221,877)	—	$(118,469,476)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	$1,911,280	—	—	—	$1,911,280
Forward foreign currency exchange contracts	—	—	—	$(18,452,080)	—	—	(18,452,080)
Options purchased[2]	—	—	(3,061,043)	(4,470,711)	$2,929,174	—	(4,602,580)
Options written	—	—	(5,894,504)	(122,755)	930,005	—	(5,087,254)
Swaps	—	$(892,623)	(4,245,361)	—	(17,240,467)	—	(22,378,451)

Total	—	$(892,623)	$(11,289,628)	$(23,045,546)	$(13,381,288)	—	$(48,609,085)

[1]	Options purchased are included in net realized gain (loss) from investments.

[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

See Notes to Consolidated Financial Statements.

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$118,123,475	[1]
Average notional value of contracts — short	$143,294,995
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$1,411,585,128
Average amounts sold — in USD	$851,126,302
Options:
Average value of option contracts purchased	$38,778,234
Average value of option contracts written	$35,650,568
Average notional value of swaption contracts purchased	$459,257,048
Average notional value of swaption contracts written	$532,812,493
Credit default swaps:
Average notional value — buy protection	$29,468,000
Average notional value — sell protection	$250,950,517
Interest rate swaps:
Average notional value — pays fixed rate	$331,569,791
Currency swaps:
Average notional value — pays	$73,601,000
Average notional value — receives	$78,638,527
Total return swaps:
Average notional value	$66,975,221

[1]	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter end.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:
	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$176,627		$638,929
Forward foreign currency exchange contracts	33,572,882		52,582,106
Options	54,799,725	[1]	42,167,144
Swaps — centrally cleared	739,645		—
Swaps — OTC[2]	1,824,378		18,802,146
Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	$91,113,257		$114,190,325
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(5,376,052)		(4,186,140)
Total derivative assets and liabilities subject to an MNA	$85,737,205		$110,004,185

[1]

Includes options purchased at value which is included in Investments at value—unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

[2]	Includes unrealized appreciation (depreciation) on OTC swaps in the Consolidated Statement of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received[2]	Cash Collateral Received[2]	Net Amount of Derivative Assets[3,6]
Bank of America N.A	$224,591	$(224,591)	—	—	—
Barclays Bank PLC	434,076	(434,076)	—	—	—
BNP Paribas S.A	3,797,440	(2,827,633)	—	—	$969,807
Citibank N.A	3,199,743	(3,078,639)	—	—	121,104
Credit Suisse International	2,519,191	(2,519,191)	—	—	—
Deutsche Bank AG	12,109,289	(12,109,289)	—	—	—
Goldman Sachs International	23,846,112	(23,729,578)	—	—	116,534
HSBC Bank USA N.A	3,640,002	(1,310,674)	—	—	2,329,328
JPMorgan Chase Bank N.A	19,887,787	(12,032,720)	—	$(7,855,067)	—
Morgan Stanley & Co. International PLC	7,779,849	(7,779,849)	—	—	—
Morgan Stanley Capital Services LLC	3,941,681	(1,607,606)	—	—	2,334,075
Société Générale	2,956,329	(646,842)	—	(2,280,000)	29,487
UBS AG	1,401,115	(1,401,115)	—	—	—
Total	$85,737,205	$(69,701,803)	—	$(10,135,067)	$5,900,335

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	25

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged[4]	Cash Collateral Pledged	Net Amount of Derivative Liabilities[5,6]
Bank of America N.A	$16,113,629	$(224,591)	$(9,145,167)	—	$6,743,871
Barclays Bank PLC	4,092,573	(434,076)	(3,658,497)	—	—
BNP Paribas S.A	2,827,633	(2,827,633)	—	—	—
Citibank N.A	3,078,639	(3,078,639)	—	—	—
Credit Suisse International	8,823,757	(2,519,191)	—	—	6,304,566
Deutsche Bank AG	13,657,344	(12,109,289)	(621,246)	—	926,809
Goldman Sachs International	23,729,578	(23,729,578)	—	—	—
HSBC Bank USA N.A	1,310,674	(1,310,674)	—	—	—
JPMorgan Chase Bank N.A	12,032,720	(12,032,720)	—	—	—
Morgan Stanley & Co. International PLC	19,179,852	(7,779,849)	(4,334,160)	—	7,065,843
Morgan Stanley Capital Services LLC	1,607,606	(1,607,606)	—	—	—
Société Générale	646,842	(646,842)	—	—	—
UBS AG	2,903,338	(1,401,115)	(679,655)	—	822,568
Total	$110,004,185	$(69,701,803)	$(18,438,725)	—	$21,863,657

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

[3]	Net amount represents the net amount receivable from the counterparty in the event of default.

[4]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[5]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Consolidated Statement of Assets and Liabilities.

[6]	Net amount may also include forward foreign currency exchange contracts and currency options that are not required to be collateralized.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	—	$31,845,774	—	$31,845,774
Belgium	—	26,840,867	—	26,840,867
Brazil	$1,334,588	—	—	1,334,588
Canada	89,845,106	—	—	89,845,106
China	29,122,375	9,624,976	—	38,747,351
Denmark	—	9,332,104	—	9,332,104
Egypt	1,452,830	—	—	1,452,830
Finland	—	8,716,147	—	8,716,147
France	1,269,840	284,812,355	—	286,082,195
Germany	—	107,571,802	—	107,571,802
Hong Kong	—	54,883,874	—	54,883,874
India	—	36,586,019	—	36,586,019
Indonesia	—	7,468,534	—	7,468,534
Ireland	12,914,820	27,407,599	—	40,322,419
Israel	32,602,334	—	—	32,602,334
Italy	7,238,142	76,273,913	—	83,512,055
Japan	—	883,567,966	—	883,567,966
Luxembourg	—	940,177	—	940,177
Mexico	25,650,924	—	—	25,650,924
Netherlands	60,912,169	109,546,245	—	170,458,414
Norway	—	5,847,809	—	5,847,809
Portugal	—	6,271,485	—	6,271,485
Singapore	—	73,844,421	—	73,844,421
South Korea	—	41,316,397	—	41,316,397
Spain	—	28,638,375	—	28,638,375
Sweden	—	35,307,977	—	35,307,977

See Notes to Consolidated Financial Statements.

26	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

	Level 1	Level 2	Level 3	Total
Switzerland	—	$131,253,251	—	$131,253,251
Taiwan	—	19,138,663	—	19,138,663
United Arab Emirates	$14,585,973	3,085,847	—	17,671,820
United Kingdom	84,207,700	284,391,193	$4,569,937	373,168,830
United States	3,099,441,970	—	751,444	3,100,193,414
Corporate Bonds	—	577,614,888	41,197,573	618, 812,461
Floating Rate Loan Interests	—	78,684,244	14,476,561	93,160,805
Foreign Agency Obligations	—	98,712,717	—	98,712,717
Foreign Government Obligations	—	1,047,816,125	—	1,047,816,125
Investment Companies	361,871,101	—	—	361,871,101
Non-Agency Mortgage-Backed Securities	—	—	8,217,064	8,217,064
Preferred Securities	170,550,040	207,721,423	119,543,383	497,814,846
U.S. Government Sponsored Agency Securities	—	64,114,666	—	64,114,666
U.S. Treasury Obligations	—	1,296,929,030	—	1,296,929,030
Warrants	—	933,681	—	933,681
Short-Term Securities:
Foreign Agency Obligations	—	546,297,851	—	546,297,851
Money Market Funds	6,016,752	274,482,165	—	280,498,917
Time Deposits	—	12,862,657	—	12,862,657
U.S. Treasury Obligations	—	578,256,882	—	578,256,882
Options Purchased:
Equity contracts	4,459,780	46,682,020	—	51,141,800
Foreign currency exchange contracts	—	904,878	—	904,878
Interest rate contracts	—	2,753,047	—	2,753,047
Liabilities:
Investments:
Investments Sold Short	(28,341,962)	(5,605,142)	—	(33,947,104)

Total	$3,975,134,482	$7,133,674,902	$188,755,962	$11,297,565,346

Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$403,625	—	$403,625
Equity contracts	$334,406	1,824,378	—	2,158,784
Foreign currency exchange contracts	—	33,572,882	—	33,572,882
Liabilities:
Credit contracts	—	(2,040,608)	—	(2,040,608)
Equity contracts	(4,393,589)	(32,710,380)	—	(37,103,969)
Foreign currency exchange contracts	—	(59,225,400)	—	(59,225,400)
Interest rate contracts	—	(18,731,600)	—	(18,731,600)

Total	$(4,059,183)	$(76,907,103)	—	$(80,966,286)

[1]      Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$658,738	—	—	$658,738
Cash held for investments sold short	36,317,738	—	—	36,317,738
Cash pledged for centrally cleared swaps	15,286,960	—	—	15,286,960
Liabilities:
Foreign bank overdraft	—	$(683,278)	—	(683,278)
Cash received:
Collateral — Options written	—	(18,520,000)	—	(18,520,000)
Collateral — TBA commitments	—	(503,000)	—	(503,000)
Collateral on securities loaned at value	—	(274,482,165)	—	(274,482,165)

Total	$52,263,436	$(294,188,443)	—	$(241,925,007)

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	27

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

During the six months ended June 30, 2016, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Preferred Securities	Rights	Options Purchased	Total
Assets:
Opening balance, as of December 31, 2015	$6,823,323	$91,576,847	$15,440,951	$ 9,349,901	$129,809,258	$1	$1,273,536	$254,273,817
Transfers into Level 3	—	—	—	—	—	—	—	—
Transfers out of Level 3	—	(2,264,539)	—	—	—	—	—	(2,264,539)
Accrued discounts/premiums	—	(449)	11,352	62,127	—	—	—	73,030
Net realized gain (loss)	—	—	8,614	—	—	—	(1,232,743)	(1,224,129)
Net change in unrealized appreciation (depreciation)[1,2]	(1,501,942)	(49,354,183)	399,066	(1,194,964)	(10,265,875)	(1)	(38,414)	(61,956,313)
Purchases	—	1,239,897	—	—	—	—	—	1,239,897
Sales	—	—	(1,383,422)	—	—	—	(2,379)	(1,385,801)

Closing balance, as of June 30, 2016	$5,321,381	$41,197,573	$14,476,561	$ 8,217,064	$119,543,383	—	—	$188,755,962

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2016[2]	$(1,501,942)	$(49,354,183)	$399,066	$(1,194,964)	$(10,265,875)	—	—	$(61,917,898)

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2016 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

Equity Contracts
	Assets	Liabilities
Opening Balance, as of December 31, 2015	—	$(875,797)
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Accrued discounts/premiums	—	—
Net realized gain (loss)	—	(2,649,027)
Net change in unrealized appreciation (depreciation)[1]	—	7,090,454
Purchases	—	—
Issues	—	—
Sales	—	(3,565,630)
Settlements	—	—

Closing Balance, as of June 30, 2016	—	—

Net change in unrealized appreciation (depreciation) on derivative financial instruments still held at June 30, 2016	—	—

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Consolidated Financial Statements.

28	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Consolidated Schedule of Investments (concluded)	BlackRock Global Allocation V.I. Fund

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (“Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $22,783,820.

	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs Utilized	Weighted Average of Unobservable Inputs
Assets:
Common Stocks	$5,321,381	Market Comparables	Run Rate EBITDA Multiple[2]	20.50x	—
		Probability-Weighted Expected Return Model	Discount Rate[1]	20.00%	—
			IPO Exit Probability[2]	45.00%	—
			Merger & Acquisition Probability[2]	50.00%	—
			Revenue Multiple[2]	9.0x - 13.25x	—
			Revenue Growth Rate[1]	78.00%	—
			Time to Exit[1]	1-2 years	—
Corporate Bonds[3]	41,107,378	Coverage Analysis	Revenue Multiple[2]	0.70x	—
		Discounted Cash Flow	Discount Rate[1]	15.00%	—
		Estimated Recovery Value	Recovery Rate[2]	—	—
		Market Comparables	Run Rate EBITDA Multiple [2]	20.50x	—
Preferred Stocks	119,543,383	Market Comparables	Priced to new financing round[2]	—	—
			Revenue Multiple[2]	7.0x - 12.0x	9.65	x
			Revenue Growth Rate[1]	84.00%	—
		Option Pricing Model	Gross Profit Growth Rate[2]	83.00%
			Revenue Multiple[2]	4.50x-9.00x	7.80	x
			Risk Free Rate[1]	0.48% - 0.64%	0.52%
			Revenue Growth Rate[1]	182.00%	—
			Volatility[2]	54.00% - 57.00%	54.80%
			Time to Exit[1]	1-2 years	—
		Probability-Weighted Expected Return Model	Discount Rate[1]	20.00%	—
			IPO Exit Probability[2]	45.00% - 85.00%	70.79%
			Merger & Acquisition Probability[2]	10.00% - 50.00%	24.21%
			Revenue Multiple[2]	9.0x - 14.25x	12.33	x
			Revenue Growth Rate[1]	78.00% - 83.00%	81.22%
			Time to Exit[1]	1-3 years	—

Total	$165,972,142

[1]	Decrease in unobservable input may result in a significant increase to value, while an increase in unobservable input may result in a significant decrease to value.

[2]	Increase in unobservable input may result in a significant increase to value, while a decrease in unobservable input may result in a significant decrease to value.

[3]

For the period ended June 30, 2016, the valuation technique for certain investments classified as corporate bonds changed to a Coverage Analysis Model. The investment was previously valued utilizing an Option Pricing Model. A Coverage Analysis Model was considered to be a more relevant measure of fair value for this investment.

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	29

Consolidated Statement of Assets and Liabilities

June 30, 2016 (Unaudited)	BlackRock Global Allocation V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $268,397,632)(cost — $11,045,041,601)	$11,013,388,626
Investments at value — affiliated (cost — $320,225,397)	318,123,824
Cash	658,738
Cash held for investments sold short	36,317,738
Cash pledged for centrally cleared swaps	15,286,960
Receivables:
Investments sold	35,679,808
Securities lending income — affiliated	104,455
Capital shares sold	1,893,081
Dividends — affiliated	193
Dividends — unaffiliated	11,846,526
Interest	27,294,817
From the Manager	2,000,572
Variation margin on futures contracts	176,627
Variation margin on centrally cleared swaps	739,645
Unrealized appreciation on:
Forward foreign currency exchange contracts	33,572,882
OTC swaps	1,824,378
Prepaid expenses	28,359

Total assets	11,498,937,229

Liabilities
Investments sold short at value (proceeds — $34,876,751)	33,947,104
Foreign bank overdraft — (cost — $668,299)	683,278
Cash received:
Collateral — Options written	18,520,000
Collateral — TBA commitments	503,000
Collateral on securities loaned at value	274,482,165
Options written at value (premiums received — $41,309,609)	42,167,144
Payables:
Investments purchased	329,271,509
Capital shares redeemed	9,131,115
Deferred foreign capital gain tax	212,618
Distribution fees	1,764,299
Dividends on short sales	29,501
Investment advisory fees	5,500,311
Officer’s and Directors’ fees	43,800
Options written	138,055
Other accrued expenses	6,668,218
Other affiliates	59,139
Variation margin on futures contracts	638,929
Unrealized depreciation on:
Forward foreign currency exchange contracts	52,582,106
OTC swaps	18,802,146

Total liabilities	795,144,437

Net Assets	$10,703,792,792

Net Assets Consist of
Paid-in capital	$11,054,783,461
Undistributed net investment income	43,535,153
Accumulated net realized loss	(323,960,713)
Net unrealized appreciation (depreciation)	(70,565,109)

Net Assets	$10,703,792,792

Net Asset Value

Class I — Based on net assets of $2,061,298,121 and 136,379,307 shares outstanding, 400 million shares authorized, $0.10 par value	$15.11

Class II — Based on net assets of $238,012,527 and 15,810,417 shares outstanding, 200 million shares authorized, $0.10 par value	$15.05

Class III — Based on net assets of $8,404,482,144 and 644,272,041 shares outstanding, 1.5 billion shares authorized, $0.10 par value	$13.04

See Notes to Consolidated Financial Statements.

30	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Consolidated Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)	BlackRock Global Allocation V.I. Fund

Investment Income
Dividends — unaffiliated	$86,835,729
Interest	55,019,981
Securities lending — affiliated — net	1,743,660
Dividends — affiliated	232,698
Foreign taxes withheld	(5,411,979)

Total income	138,420,089

Expenses
Investment advisory	33,381,516
Distribution — class specific	10,725,663
Transfer agent	2,379
Transfer agent — class specific	9,832,377
Custodian	583,532
Accounting services	305,845
Printing	287,036
Professional	286,516
Officer and Directors	80,967
Registration	2,765
Miscellaneous	269,069

Total expenses excluding dividend expense and stock loan fees	55,757,665
Dividend expense	363,624
Stock loan fees	4,032

Total expenses	56,125,321
Less:
Fees waived by the Manager	(1,284)
Transfer agent fees reimbursed — class specific	(6,089,573)

Total expenses after fees waived and reimbursed	50,034,464

Net investment income	88,385,625

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(152,234,911)
Investments — affiliated	1,787,228
Futures contracts	(8,576,328)
Foreign currency transactions	(75,934,450)
Options written	(11,914,202)
Short sales	3,007,060
Swaps	8,575,545

(235,290,058)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated (net of $184,163 foreign capital gain tax)	187,820,844
Investments — affiliated	5,438,957
Futures contracts	1,911,280
Foreign currency translations	(18,125,968)
Options written	(5,087,254)
Short sales	292,569
Swaps	(22,378,451)

149,871,977

Net realized and unrealized loss	(85,418,081)

Net Increase in Net Assets Resulting from Operations	$2,967,544

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	31

Consolidated Statements of Changes in Net Assets	BlackRock Global Allocation V.I. Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

Operations
Net investment income.	$88,385,625	$129,521,516
Net realized gain (loss)	(235,290,058)	472,061,666
Net change in unrealized appreciation (depreciation)	149,871,977	(729,403,422)

Net increase (decrease) in net assets resulting from operations	2,967,544	(127,820,240)

Distributions to Shareholders[1]
From net investment income:
Class I	—	(22,591,667)
Class II	—	(2,596,531)
Class III	—	(96,000,973)
From net realized gain:
Class I	—	(104,343,065)
Class II	—	(13,712,126)
Class III	—	(543,917,999)
From return of capital:
Class I	—	(1,227,074)
Class II	—	(159,076)
Class III	—	(6,297,189)

Decrease in net assets resulting from distributions to shareholders	—	(790,845,700)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(419,798,333)	290,068,576

Net Assets
Total decrease in net assets	(416,830,789)	(628,597,364)
Beginning of period	11,120,623,581	11,749,220,945

End of period	$10,703,792,792	$11,120,623,581

Undistributed (distributions in excess of) net investment income, end of period	$43,535,153	$(44,850,472)

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Consolidated Financial Statements.

32	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Consolidated Financial Highlights	BlackRock Global Allocation V.I. Fund

	Class I
	Six Months Ended June 30, 2016	Year Ended December 31,
	(Unaudited)	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$15.09	$16.26	$17.61	$16.10	$14.87	$16.15

Net investment income[1]	0.14	0.22	0.29	0.22	0.26	0.28
Net realized and unrealized gain (loss)	(0.12)	(0.35)	0.12	2.14	1.27	(0.84)

Net increase (decrease) from investment operations	0.02	(0.13)	0.41	2.36	1.53	(0.56)

Distributions:[2]
From net investment income	—	(0.19)	(0.39)	(0.20)	(0.25)	(0.36)
From net realized gain	—	(0.84)	(1.37)	(0.65)	(0.05)	(0.36)
From return of capital	—	(0.01)	—	—	—	—

Total distributions	—	(1.04)	(1.76)	(0.85)	(0.30)	(0.72)

Net asset value, end of period	$15.11	$15.09	$16.26	$17.61	$16.10	$14.87

Total Return[3]
Based on net asset value	0.20%[4]	(0.89)%	2.30%	14.76%	10.28%	(3.49)%

Ratios to Average Net Assets
Total expenses	0.74%[5,6]	0.75%	0.74%	0.72%	0.74%	0.69%

Total expenses after fees waived and/or reimbursed	0.74%[5,6]	0.73%	0.72%	0.72%	0.74%	0.69%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, interest expense and stock loan fees	0.73%[5,6]	0.73%	0.72%	0.72%	0.74%	0.69%

Net investment income	1.87%[5,6]	1.32%	1.64%	1.26%	1.66%	1.75%

Supplemental Data
Net assets, end of period (000)	$2,061,298	$1,994,371	$1,708,903	$2,426,154	$1,868,059	$1,737,294

Portfolio turnover rate[7]	58%	90%	72%	53%	49%	31%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[6]	Annualized.

[7]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover is as follows:

	Six Months Ended June 30, 2016	Year Ended December 31,
	(Unaudited)	2015	2014	2013	2012	2011

Portfolio turnover rate (excluding MDRs)	57%	88%	72%	53%	49%	31%

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	33

Consolidated Financial Highlights (continued)	BlackRock Global Allocation V.I. Fund

	Class II
	Six Months Ended June 30, 2016	Year Ended December 31,
	(Unaudited)	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$15.04	$16.21	$17.56	$16.07	$14.85	$16.13

Net investment income[1]	0.12	0.19	0.25	0.19	0.23	0.26
Net realized and unrealized gain (loss)	(0.11)	(0.35)	0.14	2.14	1.28	(0.84)

Net increase (decrease) from investment operations	0.01	(0.16)	0.39	2.33	1.51	(0.58)

Distributions:[2]
From net investment income	—	(0.16)	(0.37)	(0.19)	(0.24)	(0.34)
From net realized gain	—	(0.84)	(1.37)	(0.65)	(0.05)	(0.36)
From return of capital	—	(0.01)	—	—	—	—

Total distributions	—	(1.01)	(1.74)	(0.84)	(0.29)	(0.70)

Net asset value, end of period	$15.05	$15.04	$16.21	$17.56	$16.07	$14.85

Total Return[3]
Based on net asset value	0.13%[4]	(1.05)%	2.16%	14.55%	10.14%	(3.63)%

Ratios to Average Net Assets
Total expenses	1.01%[5,6]	1.02%	1.01%	1.00%	0.98%	0.84%

Total expenses after fees waived and/or reimbursed	0.89%[5,6]	0.88%	0.88%	0.87%	0.90%	0.84%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, interest expense and stock loan fees	0.88%[5,6]	0.88%	0.87%	0.87%	0.90%	0.84%

Net investment income	1.70%[5,6]	1.17%	1.39%	1.07%	1.43%	1.60%

Supplemental Data
Net assets, end of period (000)	$238,013	$256,964	$260,312	$216,395	$80,236	$25,768

Portfolio turnover rate[7]	58%	90%	72%	53%	49%	31%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[6]	Annualized.

[7]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover is as follows:

	Six Months Ended June 30, 2016	Year Ended December 31,
	(Unaudited)	2015	2014	2013	2012	2011

Portfolio turnover rate (excluding MDRs)	57%	88%	72%	53%	49%	31%

See Notes to Consolidated Financial Statements.

34	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Consolidated Financial Highlights (concluded)	BlackRock Global Allocation V.I. Fund

	Class III
	Six Months Ended June 30, 2016	Year Ended December 31,
	(Unaudited)	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$13.04	$14.19	$15.58	$14.34	$13.28	$14.49

Net investment income[1]	0.10	0.15	0.21	0.16	0.20	0.22
Net realized and unrealized gain (loss)	(0.10)	(0.30)	0.12	1.89	1.12	(0.74)

Net increase (decrease) from investment operations	—	(0.15)	0.33	2.05	1.32	(0.52)

Distributions:[2]
From net investment income	—	(0.15)	(0.35)	(0.16)	(0.21)	(0.33)
From net realized gain	—	(0.84)	(1.37)	(0.65)	(0.05)	(0.36)
From return of capital	—	(0.01)	—	—	—	—

Total distributions	—	(1.00)	(1.72)	(0.81)	(0.26)	(0.69)

Net asset value, end of period	$13.04	$13.04	$14.19	$15.58	$14.34	$13.28

Total Return[3]
Based on net asset value	0.08%[4]	(1.14)%	2.08%	14.42%	9.97%	(3.64)%

Ratios to Average Net Assets
Total expenses	1.13%[5,6]	1.12%	1.11%	1.11%	1.07%	0.94%

Total expenses after fees waived and/or reimbursed	0.99%[5,6]	0.98%	0.98%	0.97%	0.99%	0.94%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, interest expense and stock loan fees	0.98%[5,6]	0.98%	0.97%	0.97%	0.99%	0.94%

Net investment income	1.61%[5,6]	1.07%	1.32%	1.02%	1.41%	1.50%

Supplemental Data
Net assets, end of period (000)	$8,404,482	$8,869,288	$9,780,007	$10,014,301	$8,702,140	$7,704,593

Portfolio turnover rate[7]	58%	90%	72%	53%	49%	31%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[6]	Annualized.

[7]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover is as follows:

	Six Months Ended June 30, 2016	Year Ended December 31,
	(Unaudited)	2015	2014	2013	2012	2011

Portfolio turnover rate (excluding MDRs)	57%	88%	72%	53%	49%	31%

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	35

Notes to Consolidated Financial Statements (Unaudited)	BlackRock Global Allocation V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The consolidated financial statements presented are for BlackRock Global Allocation V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the accounts of BlackRock Cayman Global Allocation V.I. Fund I, Ltd. (the “Subsidiary”), which is a wholly owned subsidiary of the Fund and primarily invests in commodity-related instruments. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of period end were $350,752,241 and 3.3% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written, swaps and short sales), that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

36	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The portion of distributions, if any, that exceeds the Fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are pro-rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Consolidated Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the consolidated financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

•	Investments in open-end U.S. mutual funds are valued at net asset value each business day.

•

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	37

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for the Fund’s investments and derivative financial instruments has been included in the Consolidated Schedule of Investments.

38	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Fund may subsequently have to reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund’s initial investment in the IOs may not fully recoup.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	39

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

Zero-Coupon Bonds: Zero-coupon bonds, are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of the these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle the Fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and the Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result to proceeds from the sale to not be readily available for the Fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of the Fund’s investment policies.

When the Fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. The Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in

40	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments and When-Issued Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, the Fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, TBA commitments may be entered into by the Fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by the Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Typically, the Fund is permitted to sell, repledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to the Fund is not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Short Sales Transactions: In short sale transaction, the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short from a broker/counterparty and deliver the security to the purchaser. To close out a short position, the Fund delivers the same security to the broker and records a liability to reflect the obligation to return the security to the broker. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. Cash deposited with the broker is recorded as an asset in the Consolidated Statement of Assets and Liabilities. Securities segregated as collateral are denoted in the Consolidated Schedule of Investments. The Fund may pay a financing fee for the difference between the market value of the short position and the cash collateral deposited with the broker which would be recorded as interest expense. The Fund is required to repay the counterparty any dividends received on the security sold short, which, if applicable, is shown as dividend expense in the Consolidated Statement of Operations. The Fund may pay a fee on the assets borrowed from the counterparty, which, if applicable, is shown as stock loan fees in the Consolidated Statement of Operations. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that the Fund will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by

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Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common or preferred stocks in the Fund’s Consolidated Schedule of Investments, and the value of any related collateral are shown separately in the Consolidated Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value[1]	Cash Collateral Received[2]	Net Amount[3]
Barclays Capital, Inc.	$5,322,750	$(5,322,750)	—
BNP Paribas S.A.	2,946,886	(2,946,886)	—
Citigroup Global Markets, Inc.	4,407,744	(4,407,744)	—
Credit Suisse Securities (USA) LLC	4,986,645	(4,986,645)	—
Goldman Sachs & Co.	14,390,231	(14,390,231)	—
JP Morgan Securities LLC	115,459,428	(115,459,428)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	6,929,118	(6,929,118)	—
Morgan Stanley	77,726,684	(77,726,684)	—
Nomura Securities International Inc.	4,206,840	(4,206,684)	$156
State Street Bank & Trust Co.	19,921,530	(19,921,530)	—
UBS AG	12,099,776	(12,099,776)	—

Total	$268,397,632	$(268,397,476)	$156

[1]	Securities loaned with a value of $805,991 have been sold and are pending settlement as of June 30, 2016.

[2]

Collateral with a value of $274,482,165 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

[3]

The market value of the loaned securities is determined as of June 30, 2016. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g. inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedule of Investments. These contracts may be transacted on an exchange or OTC.

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Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

Futures Contracts: The Fund invests in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk.

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Consolidated Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to gain or reduce exposure, to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked to market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Consolidated Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Consolidated Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Consolidated Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Consolidated Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

•

Swaptions — The Fund purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

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Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

•

Foreign Currency options — The Fund purchases and writes foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options — The Fund may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Fund may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options and up-and-out options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date.

•	Structured options — The Fund invests in structured options to increase or decrease its exposure to an underlying index or group of securities (equity risk).

These options may consist of single or multiple OTC options which are priced as a single instrument. They may only be exercised at the expiration date, but may be transferred/sold prior to the expiration date. The value of a structured option may either increase or decrease with the underlying index or group of securities, depending on the combination of options used. Structured options are issued in units whereby each unit represents a structure based on the specific index with an initial reference strike price. One type of structure involves the combination of selling a put while buying a call on a specific index. This option would rise in value as the underlying index increases and fall in value as the underlying index decreases. Alternatively, another structure involves the sale of a call and the purchase of a put. This option structure would rise in value as the underlying index decreases and fall in value as the underlying index increases. Upon the exercise of the structured option, the Fund will receive a payment from, or be required to remit a payment to, the counterparty depending on the value of the underlying index at exercise.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: The Fund enters into swap contracts to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Consolidated Statement of Operations.

•

Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in

44	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

•	Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•	Currency swaps — The Fund enters into currency swaps to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

•

Forward swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is

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Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee, which is determined by calculating a percentage of the Fund’s average daily net assets, based on the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $6 Billion	0.65%
$6 Billion - $8 Billion	0.61%
$8 Billion - $10 Billion	0.59%
$10 Billion - $15 Billion	0.57%
Greater than $15 Billion	0.55%

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

Distribution Fees

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Class II	Class III
0.15%	0.25%

For the six months ended June 30, 2016, the following table shows the class specific distribution fees borne directly by each share class of the Fund:

Class II	Class III	Total
$181,129	$10,544,534	$10,725,663

Transfer Agent

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the six months ended June 30, 2016, the Fund did not pay any amounts to affiliates in return for these services.

46	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Consolidated Statement of Operations.

For the six months ended June 30, 2016, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Class I	Class II	Class III	Total
$721,232	$238,855	$8,872,290	$9,832,377

Expense Limitations, Waivers and Reimbursements

The Manager, with respect to the Fund, contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows:

Class I	1.25%
Class II	1.40%
Class III	1.50%

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2017 unless approved by the Board, including a majority of the Independent Directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a majority of the outstanding voting securities of the Fund.

The Manager, with respect to the Fund, voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by the Manager in the Consolidated Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. For the six months ended June 30, 2016, the amount waived was $1,284.

The Manager has contractually agreed to reimburse transfer agent fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.07%
Class II	0.07%
Class III	0.07%

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2017 unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund.

These amounts reimbursed are shown as transfer agent fees reimbursed — class specific in the Consolidated Statement of Operations. Class specific expense reimbursements are as follows:

	Class I	Class II	Class III	Total
Transfer Agent Fees Reimbursed	$23,745	$154,096	$5,911,732	$6,089,573

For the six months ended June 30, 2016, the Fund reimbursed the Manager $59,272 for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations.

Securities Lending

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	47

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Consolidated Statement of Operations. For the six months ended June 30, 2016, the Fund paid BIM $426,366 for securities lending agent services.

Officers and Directors

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Officer and Directors in the Consolidated Statement of Operations.

Other Transactions

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended June 30, 2016, the purchase and sale transactions which resulted in net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows.

Purchases	Sales	Net Realized Gain
$9,877,590	$4,566,154	$557,197

7. Purchases and Sales:

For the six months ended June 30, 2016, purchases and sales of investments, including paydowns and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$4,263,686,951	$3,623,825,858
U.S. Government Securities.	$2,351,879,960	$1,884,222,567

For the six months ended June 30, 2016, purchases and sales related to mortgage dollar rolls were $148,044,015 and $147,522,701, respectively.

8. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2015. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of June 30, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$11,432,839,176

Gross unrealized appreciation	$657,725,138
Gross unrealized depreciation	(759,051,864)

Net unrealized depreciation	$(101,326,726)

9. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding

48	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Consolidated Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2016, the Fund did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy; the overall market and local, regional or global political or/and social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased, futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	49

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class I
Shares sold	10,277,855	$152,287,171	29,942,559	$491,454,627
Shares issued in reinvestment of distributions.	—	—	7,239,930	111,785,594
Shares redeemed	(6,104,793)	(90,886,023)	(10,045,140)	(164,284,586)

Net increase	4,173,062	$61,401,148	27,137,349	$438,955,635

Class II
Shares sold	374,658	$5,539,660	1,738,682	$28,612,376
Shares issued in reinvestment of distributions.	—	—	1,068,549	16,467,733
Shares redeemed	(1,653,195)	(24,374,446)	(1,772,664)	(28,738,978)

Net increase (decrease)	(1,278,537)	$(18,834,786)	1,034,567	$16,341,131

Class III
Shares sold	7,948,227	$101,529,025	21,372,342	$305,722,607
Shares issued in reinvestment of distributions.	—	—	48,275,550	646,216,116
Shares redeemed	(44,046,068)	(563,893,720)	(78,303,391)	(1,117,166,913)

Net decrease	(36,097,841)	$(462,364,695)	(8,655,499)	$(165,228,190)

Total Net Increase (Decrease)	(33,203,316)	$(419,798,333)	19,516,417	$290,068,576

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the consolidated financial statements.

50	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

JUNE 30, 2016

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶  BlackRock Global Opportunities V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of June 30, 2016	BlackRock Global Opportunities V.I. Fund

Investment Objective

BlackRock Global Opportunities V.I. Fund’s (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2016, the Fund underperformed its benchmark, the MSCI All Country World Index.

What factors influenced performance?

•

Stock selection decisions in the internet software & services sub-industry of the information technology (“IT”) sector led detractors. In particular, the Fund’s position in Hortonworks, Inc. weighed on performance after investors rotated out of higher growth names for safer relative investments. Stock selection in the construction machinery & heavy trucks sub-industry of the industrials sector was the next largest detractor as global growth concerns, particularly manufacturing based in China, negatively impacted the Fund’s position in CRRC Corp. Ltd. Given the concerns, the Fund exited the stock.

•

Conversely, the Fund’s underweight positioning within the automobile manufacturers sub-industry of the consumer discretionary sector led gains for the period after the group traded broadly lower. The investment adviser believes that global growth concerns could continue to hamper demand, and the Fund remains underweight in the sub-industry. The other notable contributor to relative returns during the period was stock selection within the oil & gas exploration & production sub-industry of the energy sector, as the Fund’s position in Encana Corp. traded higher after energy prices continued to stabilize.

•

For the period, derivatives were utilized to obtain currency exposure for risk management purposes. Given some extreme relative moves for currency values during the period, the Fund’s derivative exposure positively contributed to performance.

Describe recent portfolio activity.

•

During the six-month period, the Fund shifted to more defensive stocks in the consumer staples and utilities sectors, funded by profit taking in the financials and health care sectors. Regionally, these sector decisions resulted in increased exposure to Europe and the Pacific Basin, and decreased exposure to North America and the emerging markets.

Describe portfolio positioning at period end.

•

Relative to the MSCI All Country World Index, the Fund ended the period with its largest overweights in the IT and consumer discretionary sectors, and underweights in the financials and industrials sectors. Regionally, this resulted in overweight positions in Europe and underweights in North America and the Pacific Basin.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Geographic Allocation	Percent of Net Assets
United States	53%
United Kingdom	11
Japan	5
Belgium	3
Switzerland	3
India	3
Italy	2
Netherlands	2
China	2
Other[1]	15
Short-Term Securities	5
Liabilities in Excess of Other Assets	(4)

[1]	Includes holdings within countries that are 1% or less of net assets. Please refer to the Schedule of Investments for such countries.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

BlackRock Global Opportunities V.I. Fund

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to June 23, 2008, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[2]

Under normal conditions, the Fund will invest at least 75% of its total assets in global equity securities of any market capitalization, selected for their above-average return potential. The returns prior to October 1, 2011 are the returns of the Fund when it followed different investment strategies.

[3]

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

Performance Summary for the Period Ended June 30, 2016

			Average Annual Total Returns
	6-Month Total Returns[5]		1 Year[5]	5 Years[5]	10 Years[5]
Class I4	(1.81)%[6]		(7.26)%	3.72%	4.65%
Class III[4]	(1.88)	[6]	(7.49)	3.47	4.40	[7]
MSCI All Country World Index	1.23		(3.73)	5.38	4.26

[4]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The returns prior to October 1, 2011 are the returns of a Fund that followed different investment strategies.

[5]	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[6]

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from results reported in the financial highlights.

[7]

The returns for Class III Shares prior to June 23, 2008, the recommencement of operations of Class III Shares, are based upon performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example

	Actual			Hypothetical[9]
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[8]	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[8]	Annualized Expense Ratio
Class I	$1,000.00	$981.90	$4.78	$1,000.00	$1,020.04	$4.87	0.97%
Class III	$1,000.00	$981.20	$6.01	$1,000.00	$1,018.80	$6.12	1.22%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[9]

Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366. See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	3

Disclosure of Expenses	BlackRock Global Opportunities V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2016 and held through June 30, 2016) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Schedule of Investments June 30, 2016 (Unaudited)	BlackRock Global Opportunities V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 0.5%
Ensogo Ltd. (a)	18,821	$9,118
Newcrest Mining Ltd. (a)	12,100	209,716

		218,834
Belgium — 3.5%
Anheuser-Busch InBev SA	9,296	1,229,275
Delhaize Group	1,512	159,720

		1,388,995
Canada — 1.4%
Fairfax Financial Holdings Ltd.	1,011	544,513
China — 2.0%
Alibaba Group Holding Ltd. — ADR (a)	5,721	454,991
China Construction Bank Corp., H Shares	488,000	325,319

		780,310
France — 1.1%
Unibail-Rodamco SE — REIT	1,672	432,538
Hong Kong — 0.7%
AIA Group Ltd.	49,289	296,410
India — 1.5%
Bharti Infratel Ltd.	41,555	212,930
HDFC Bank Ltd.	19,759	400,520

		613,450
Indonesia — 0.5%
Matahari Department Store Tbk PT	133,789	203,909
Ireland — 0.7%
Green REIT PLC	187,988	289,774
Israel — 0.5%
Teva Pharmaceutical Industries Ltd. — ADR	3,900	195,897
Italy — 2.2%
Atlantia SpA	9,700	242,355
Eni SpA	18,795	302,736
Snam SpA	53,200	318,054

		863,145
Japan — 5.2%
Alps Electric Co. Ltd.	9,718	184,625
FANUC Corp.	2,564	417,094
Nintendo Co. Ltd.	1,937	278,345
Panasonic Corp.	18,868	162,332
SoftBank Group Corp.	5,935	335,637
Sony Corp.	9,200	271,050

Common Stocks	Shares	Value
Japan (continued)
Sumitomo Mitsui Financial Group, Inc.	14,981	$432,577

		2,081,660
Mexico — 0.7%
Fomento Economico Mexicano SAB de CV — ADR	2,919	269,978
Netherlands — 2.0%
ASML Holding NV	2,092	205,934
InterXion Holding NV (a)	5,955	219,620
Koninklijke Philips NV	15,848	393,607

		819,161
New Zealand — 0.4%
Xero Ltd. (a)	13,604	177,560
Nigeria — 0.2%
Lekoil Ltd. (a)	382,903	91,754
Norway — 0.8%
Statoil ASA	18,292	316,058
Portugal — 1.0%
Galp Energia SGPS SA	27,486	382,286
South Africa — 1.0%
Naspers Ltd., N Shares	2,686	410,139
South Korea — 0.3%
LG Chem Ltd.	600	137,021
Spain — 1.3%
Cellnex Telecom SAU	33,466	525,169
Sweden — 0.7%
Nordea Bank AB	31,697	268,906
Switzerland — 2.7%
Nestle SA, Registered Shares	5,811	450,227
Roche Holding AG	1,344	354,654
UBS Group AG, Registered Shares (b)	21,445	278,262

		1,083,143
Taiwan — 1.4%
Largan Precision Co. Ltd.	2,750	254,329
Taiwan Semiconductor Manufacturing Co. Ltd.	58,577	295,210

		549,539
Thailand — 0.4%
True Corp. PCL	762,100	156,150
United Kingdom — 11.3%
AstraZeneca PLC	6,780	405,334
BAE Systems PLC	48,769	341,412

Portfolio Abbreviations
ADR	American Depositary Receipts	EUR	Euro	REIT	Real Estate Investment Trust
AUD	Australian Dollar	GBP	British Pound	SEK	Swedish Krona
CAD	Canadian Dollar	JPY	Japanese Yen	SGD	Singapore Dollar
CHF	Swiss Franc	NOK	Norwegian Krone	USD	U.S. Dollar
DKK	Danish Krone	NZD	New Zealand Dollar

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	5

Schedule of Investments (continued)	BlackRock Global Opportunities V.I. Fund

Common Stocks	Shares	Value
United Kingdom (continued)
Delphi Automotive PLC	3,935	$246,331
Diageo PLC	15,330	428,256
GlaxoSmithKline PLC	12,500	268,439
Imperial Brands PLC	9,003	488,260
Kennedy Wilson Europe Real Estate PLC	11,227	144,164
Lloyds Banking Group PLC	377,765	273,613
Metro Bank PLC (a)	12,199	293,619
Nomad Foods Ltd. (a)	35,966	287,009
Unilever PLC	13,232	634,017
Vodafone Group PLC — ADR	11,757	363,174
Worldpay Group PLC (a)	92,250	335,764

		4,509,392
United States — 51.6%
Acuity Brands, Inc.	925	229,363
Adobe Systems, Inc. (a)	3,344	320,322
Allergan PLC (a)	850	196,427
Alphabet, Inc., Class A (a)	635	446,742
Alphabet, Inc., Class C (a)	950	657,495
Altria Group, Inc.	6,649	458,515
Amazon.com, Inc. (a)	602	430,803
Amgen, Inc.	1,400	213,010
Apple Inc.	6,256	598,074
Aramark	10,863	363,041
Assured Guaranty Ltd.	7,153	181,472
AT&T Inc.	8,500	367,285
BankUnited, Inc.	12,990	399,053
Biogen, Inc. (a)(b)	600	145,092
Boston Scientific Corp. (a)	23,450	548,027
Cerner Corp. (a)	3,500	205,100
Cigna Corp.	1,500	191,985
Citigroup, Inc.	11,248	476,803
Comcast Corp., Class A	7,171	467,477
Concho Resources, Inc. (a)	3,254	388,105
Crown Holdings, Inc. (a)	4,263	216,006
Duke Energy Corp.	3,700	317,423
Eastman Chemical Co.	3,884	263,724
Enterprise Products Partners LP	9,800	286,748
EOG Resources, Inc. (b)	4,498	375,223
Facebook, Inc., Class A (a)	4,690	535,973
FirstEnergy Corp.	8,354	291,638
Hartford Financial Services Group, Inc.	12,306	546,140
Hess Corp.	4,900	294,490
Hortonworks, Inc. (a)	18,597	198,802
Humana, Inc. (b)	1,300	233,844
Intercontinental Exchange, Inc.	1,300	332,748
Kellogg Co.	5,000	408,250
Kennedy-Wilson Holdings, Inc.	11,855	224,771
Lam Research Corp.	2,860	240,412
Lowe’s Cos., Inc.	4,732	374,632
Macquarie Infrastructure Corp.	3,236	239,626
MasterCard, Inc., Class A	5,615	494,457
McDonald’s Corp.	6,299	758,022
Medtronic PLC	5,893	511,336
Merck & Co., Inc.	3,611	208,030
Micron Technology, Inc. (a)	10,372	142,719
Mondelez International, Inc., Class A	8,572	390,112
Monsanto Co.	3,300	341,253
Mosaic Co. (b)	15,244	399,088
Pioneer Natural Resources Co.	1,778	268,851
Platform Specialty Products Corp. (a)	19,743	175,318
PPL Corp.	8,169	308,380
Public Service Enterprise Group, Inc.	9,728	453,422
Roper Technologies, Inc.	1,352	230,597
Samsonite International SA	67,516	186,672

Common Stocks	Shares	Value
United States (continued)
ServiceMaster Global Holdings, Inc. (a)	8,200	$326,360
Sherwin-Williams Co.	948	278,399
Shire PLC — ADR	1,056	194,388
Starbucks Corp.	9,154	522,876
Strategic Growth Bancorp (Acquired 3/10/14, cost $247,382) (a)(c)	19,870	149,025
Union Pacific Corp.	3,131	273,180
UnitedHealth Group, Inc.	2,453	346,364
Walt Disney Co.	3,085	301,775
WestRock Co.	6,500	252,655
Whirlpool Corp.	1,450	241,628
WisdomTree Investments, Inc. (b)	19,101	186,999

		20,606,547
Total Common Stocks — 95.6%		38,212,238

Preferred Stocks
India — 1.0%
Jasper Infotech Private Ltd., Series F (Acquired 5/07/14, cost $85,441) (a)(c)	12	294,999
Jasper Infotech Private Ltd., Series G (Acquired 10/29/14, cost $33,723) (a)(c)	4	98,333

		393,332
United States — 1.9%
Palantir Technologies, Inc., Series I (Acquired 2/07/14, cost $138,814) (a)(c)	22,645	217,165
Uber Technologies, Inc., Series D (Acquired 6/10/14, cost $172,691) (a)(c)	11,132	542,932

		760,097
Total Preferred Stocks — 2.9%		1,153,429
Total Long-Term Investments (Cost — $37,424,925) — 98.5%		39,365,667

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.40% (d)(e)	380,533	380,533

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.59% (d)(e)(f)	$1,484	1,484,211
Total Short-Term Securities (Cost — $1,864,744) — 4.7%		1,864,744
Total Investments (Cost — $39,289,669) — 103.2%		41,230,411
Liabilities in Excess of Other Assets — (3.2)%		(1,274,649)

Net Assets — 100.0%		$39,955,762

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Global Opportunities V.I. Fund

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Restricted security as to resale, excluding 144A securities. As of period end, the Fund held restricted securities with a current value of $1,302,454 and an original cost of $678,051, which was 3.3% of its net assets.

(d)	During the six months ended June 30, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2015	Net Activity	Shares/Beneficial Interest Held at June 30, 2016	Value at June 30, 2016	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	943,288	(562,755)	380,533	$ 380,533	$2,451
BlackRock Liquidity Series, LLC, Money Market Series	$1,924,659	$(440,448)	$1,484,211	1,484,211	3,748	[1]
				$1,864,744	$6,199

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(e)	Current yield as of period end.

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	1,324,000	USD	952,152	HSBC Bank PLC	7/13/16	$34,800
CAD	355,000	USD	270,148	Citibank N.A.	7/13/16	4,645
CHF	18,228	USD	18,596	Bank of New York Mellon	7/13/16	87
CHF	195,535	USD	201,270	HSBC Bank PLC	7/13/16	(858)
DKK	978,471	USD	150,025	Commonwealth Bank of Australia	7/13/16	(3,957)
DKK	806,121	USD	123,618	Morgan Stanley & Co. International PLC	7/13/16	(3,279)
EUR	9,587	USD	10,998	Citibank N.A.	7/13/16	(353)
EUR	127,356	USD	146,948	Goldman Sachs International	7/13/16	(5,545)
EUR	166,000	USD	191,479	Goldman Sachs International	7/13/16	(7,170)
EUR	13,572	USD	15,656	HSBC Bank PLC	7/13/16	(587)
EUR	128,719	USD	146,422	HSBC Bank PLC	7/13/16	(3,506)
EUR	18,989	USD	21,318	Morgan Stanley & Co. International PLC	7/13/16	(235)
GBP	102,000	USD	146,276	Citibank N.A.	7/13/16	(10,472)
GBP	11,000	USD	16,071	Goldman Sachs International	7/13/16	(1,426)
GBP	120,000	USD	172,572	Morgan Stanley & Co. International PLC	7/13/16	(12,802)
GBP	150,000	USD	216,840	Morgan Stanley & Co. International PLC	7/13/16	(17,129)
JPY	239,675	USD	2,240	Bank of New York Mellon	7/13/16	81
JPY	146,581,390	USD	1,361,812	HSBC Bank PLC	7/13/16	58,235
SEK	192,580	USD	23,692	Northern Trust Corp.	7/13/16	(917)
SEK	941,922	USD	115,793	State Street Bank and Trust Co.	7/13/16	(4,400)
SGD	239,148	USD	176,658	State Street Bank and Trust Co.	7/13/16	850
USD	205,409	AUD	274,000	Morgan Stanley & Co. International PLC	7/13/16	1,160
USD	106,727	CHF	102,779	State Street Bank and Trust Co.	7/13/16	1,384
USD	543,235	EUR	476,260	HSBC Bank PLC	7/13/16	14,445
USD	217,430	EUR	198,000	Morgan Stanley & Co. International PLC	7/13/16	(2,408)
USD	92,491	EUR	81,846	State Street Bank and Trust Co.	7/13/16	1,618
USD	236,569	EUR	207,655	State Street Bank and Trust Co.	7/13/16	6,011
USD	2,723,218	GBP	1,931,159	Commonwealth Bank of Australia	7/13/16	152,054
USD	207,918	JPY	22,623,184	HSBC Bank PLC	7/13/16	(11,250)

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	7

Schedule of Investments (continued)	BlackRock Global Opportunities V.I. Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	25,627	JPY	2,615,485	Morgan Stanley & Co. International PLC	7/13/16	$288
USD	124,886	JPY	13,197,896	Morgan Stanley & Co. International PLC	7/13/16	(2,972)
USD	709,185	JPY	76,391,334	Morgan Stanley & Co. International PLC	7/13/16	(30,877)
USD	531,268	JPY	55,194,000	State Street Bank and Trust Co.	7/13/16	(3,439)
USD	25,588	NOK	212,970	HSBC Bank PLC	7/13/16	140
USD	177,015	NOK	1,472,914	HSBC Bank PLC	7/13/16	1,016
USD	130,381	NZD	193,206	Morgan Stanley & Co. International PLC	7/13/16	(7,472)
USD	47,331	SEK	384,224	Commonwealth Bank of Australia	7/13/16	1,892
Total						$147,652

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:
Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$278,706	—	—	$278,706

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$(131,054)	—	—	$(131,054)

For the six months ended June 30, 2016, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	—	—	—	$257,639	—	—	$257,639

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	—	—	—	$73,585	—	—	$73,585

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$6,192,499
Average amounts sold — in USD	$4,531,490

      For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Global Opportunities V.I. Fund

Derivative Financial Instruments — Offsetting as of Period End
The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$278,706	$131,054

Total derivative assets and liabilities in the Statement of Assets and Liabilities	278,706	131,054

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$278,706	$131,054

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of New York Mellon	$ 168	—	—	—	$ 168
Citibank N.A.	4,645	$ (4,645)	—	—	—
Commonwealth Bank of Australia	153,946	(3,957)	—	—	149,989
HSBC Bank PLC	108,636	(16,201)	—	—	92,435
Morgan Stanley & Co. International PLC	1,448	(1,448)	—	—	—
State Street Bank and Trust Co.	9,863	(7,839)	—	—	2,024
Total	$278,706	$(34,090)	—	—	$244,616

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Citibank N.A.	$ 10,825	$ (4,645)	—	—	$ 6,180
Commonwealth Bank of Australia	3,957	(3,957)	—	—	—
Goldman Sachs International	14,141	—	—	—	14,141
HSBC Bank PLC	16,201	(16,201)	—	—	—
Morgan Stanley & Co. International PLC	77,174	(1,448)	—	—	75,726
Northern Trust Corp.	917	—	—	—	917
State Street Bank and Trust Co.	7,839	(7,839)	—	—	—
Total	$131,054	$(34,090)	—	—	$96,964

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	9

Schedule of Investments (continued)	BlackRock Global Opportunities V.I. Fund

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:
	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	—	$218,834	—	$218,834
Belgium	—	1,388,995	—	1,388,995
Canada	$544,513	—	—	544,513
China	454,991	325,319	—	780,310
France	—	432,538	—	432,538
Hong Kong	—	296,410	—	296,410
India	—	613,450	—	613,450
Indonesia	—	203,909	—	203,909
Ireland	289,774	—	—	289,774
Israel	195,897	—	—	195,897
Italy	—	863,145	—	863,145
Japan	—	2,081,660	—	2,081,660
Mexico	269,978	—	—	269,978
Netherlands	219,620	599,541	—	819,161
New Zealand	—	177,560	—	177,560
Nigeria	91,754	—	—	91,754
Norway	—	316,058	—	316,058
Portugal	—	382,286	—	382,286
South Africa	—	410,139	—	410,139
South Korea	—	137,021	—	137,021
Spain	—	525,169	—	525,169
Sweden	—	268,906	—	268,906
Switzerland	—	1,083,143	—	1,083,143
Taiwan	—	549,539	—	549,539
Thailand	156,150	—	—	156,150
United Kingdom	1,190,133	3,319,259	—	4,509,392
United States	20,270,850	186,672	$149,025	20,606,547
Preferred Stocks:
India	—	—	393,332	393,332
United States	—	—	760,097	760,097
Short-Term Securities	380,533	1,484,211	—	1,864,744

Total	$24,064,193	$15,863,764	$1,302,454	$41,230,411

Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$ 278,706	—	$ 278,706
Liabilities:
Foreign currency exchange contracts	—	(131,054)	—	(131,054)

Total	—	$ 147,652	—	$ 147,652

[1] Derivative financial instruments are forward foreign currency exchange contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$ 14,499	—	—	$ 14,499
Foreign currency at value	323,764	—	—	323,764
Liabilities:
Collateral on securities loaned at value	—	$(1,484,211)	—	(1,484,211)

Total	$ 338,263	$(1,484,211)	—	$ (1,145,948)

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Schedule of Investments (concluded)	BlackRock Global Opportunities V.I. Fund

During the six months ended June 30, 2016, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets:
Opening balance, as of December 31, 2015	$ 414,599	$1,197,796	$1,612,395
Transfers into Level 3	—	—	—
Transfers out of Level 3	(235,769)	—	(235,769)
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation (depreciation)[1]	(29,805)	(44,367)	(74,172)
Purchases	—	—	—
Sales	—	—	—

Closing balance, as of June 30, 2016	$ 149,025	$1,153,429	$1,302,454

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2016[1]	$ (29,805)	$ (44,367)	$ (74,172)

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2016 is generally due to investments no longer held or categorized as Level 3 at year end.

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (“Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end.

Assets:	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs Utilized
Common Stocks	$149,025	Market Comparables	Tangible Book Value Multiple[1]	1.35x
Preferred Stocks	1,153,429	Market Comparables	Priced to new financing round[1]	—
			Revenue Multiple[1]	12.0x
			Revenue Growth Rate[1]	84.00%
		Probability-Weighted Expected Return Model	Discount Rate[2]	25.00%
			IPO Exit Probability[1]	70.00%
			Merger and Acquisition Probability[1]	25.00%
			Revenue Growth Rate[1]	80.00%
			Revenue Multiple[1]	13.55x-20.70x
			Time to Exit[2]	1-2 years
Total	$1,302,454

[1]	Increase in unobservable input may result in a significant increase to value, while a decrease in unobservable input may result in a significant decrease to value.

[2]	Decrease in unobservable input may result in a significant increase to value, while an increase in unobservable input may result in a significant decrease to value.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	11

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)	BlackRock Global Opportunities V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $1,460,466) (cost — $37,424,925)	$39,365,667
Investments at value — affiliated (cost — $1,864,744)	1,864,744
Cash	14,499
Foreign currency at value (cost — $326,460)	323,764
Receivables:
Investments sold	107,757
Securities lending income — affiliated	550
Capital shares sold	284
Dividends — affiliated	175
Dividends — unaffiliated	96,289
Litigation proceeds	129,658
From the Manager	14,334
Unrealized appreciation on forward foreign currency exchange contracts	278,706
Prepaid expenses	95

Total assets	42,196,522

Liabilities
Collateral on securities loaned at value	1,484,211
Payables:
Investments purchased	384,445
Capital shares redeemed	133,387
Distribution fees	767
Investment advisory fees	16,286
Officer’s and Directors’ fees	2,353
Other accrued expenses	88,026
Other affiliates	231
Unrealized depreciation on forward foreign currency exchange contracts	131,054

Total liabilities	2,240,760

Net Assets	$39,955,762

Net Assets Consist of
Paid-in capital	$38,243,136
Undistributed net investment income	65,028
Accumulated net realized loss	(434,815)
Net unrealized appreciation (depreciation)	2,082,413

Net Assets	$39,955,762

Net Asset Value
Class I — Based on net assets of $36,020,934 and 2,285,261 shares outstanding, 100 million shares authorized, $0.10 par value	$15.76

Class III — Based on net assets of $3,934,828 and 250,944 shares outstanding, 100 million shares authorized, $0.10 par value	$15.68

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)	BlackRock Global Opportunities V.I. Fund

Investment Income
Dividends — unaffiliated	$483,268
Dividends — affiliated	2,451
Securities lending — affiliated — net	3,748
Foreign taxes withheld	(37,309)

Total income	452,158

Expenses
Investment advisory	147,420
Transfer agent	2,415
Transfer agent — class specific	41,765
Professional	32,528
Custodian	13,963
Printing	12,065
Officer and Directors	9,892
Accounting services	8,088
Distribution — class specific	4,606
Miscellaneous	12,077

Total expenses	284,819
Less fees waived by the Manager	(47,712)
Less transfer agent fees reimbursed — class specific	(41,765)

Total expenses after fees waived and reimbursed	195,342

Net investment income	256,816

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(765,493)
Litigation proceeds	129,658
Foreign currency transactions	238,344

(397,491)

Net change in unrealized appreciation (depreciation) on:
Investments	(629,660)
Foreign currency translations	69,311

(560,349)

Net realized and unrealized loss	(957,840)

Net Decrease in Net Assets Resulting from Operations	$(701,024)

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	13

Statements of Changes in Net Assets	BlackRock Global Opportunities V.I. Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations
Net investment income	$256,816	$322,477
Net realized gain (loss)	(397,491)	948,479
Net change in unrealized appreciation (depreciation)	(560,349)	(1,022,313)

Net increase (decrease) in net assets resulting from operations	(701,024)	248,643

Distributions to Shareholders[1]
From net investment income:
Class I	—	(385,681)
Class III	—	(29,195)
From net realized gain:
Class I	—	(556,120)
Class III	—	(53,873)

Decrease in net assets resulting from distributions to shareholders	—	(1,024,869)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(1,842,063)	(3,832,518)

Net Assets
Total decrease in net assets	(2,543,087)	(4,608,744)
Beginning of period	42,498,849	47,107,593

End of period	$39,955,762	$42,498,849

Undistributed (distributions in excess of) net investment income, end of period	$65,028	$(191,788)

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Financial Highlights	BlackRock Global Opportunities V.I. Fund

	Class I
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31,
		2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$16.00	$16.35	$17.98	$13.89	$12.26	$14.17

Net investment income[1]	0.10	0.12	0.14	0.07	0.18	0.14
Net realized and unrealized gain (loss)	(0.34)	(0.07)	(0.81)	4.08	1.60	(1.89)

Net increase (decrease) from investment operations	(0.24)	0.05	(0.67)	4.15	1.78	(1.75)

Distributions:[2]
From net investment income	—	(0.17)	(0.20)	(0.06)	(0.15)	(0.16)
From net realized gain	—	(0.23)	(0.76)	—	—	—

Total distributions	—	(0.40)	(0.96)	(0.06)	(0.15)	(0.16)

Net asset value, end of period	$15.76	$16.00	$16.35	$17.98	$13.89	$12.26

Total Return[3]
Based on net asset value	(1.50)%[4,5]	0.28%	(3.74)%	29.87%[6]	14.53%	(12.39)%

Ratios to Average Net Assets
Total expenses	1.43%[7]	1.35%	1.33%	1.33%	1.19%	1.09%

Total expenses after fees waived and reimbursed	0.97%[7]	1.03%	1.12%	1.14%	1.06%	1.09%

Net investment income	1.33%[7]	0.72%	0.82%	0.44%	1.36%	1.04%

Supplemental Data
Net assets, end of period (000)	$36,021	$38,686	$44,136	$52,175	$43,102	$43,381

Portfolio turnover rate	27%	69%	87%	135%	139%	119%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is (1.81)%.

[5]	Aggregate total return.

[6]	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is 29.72%.

[7]	Annualized.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	15

Financial Highlights (concluded)	BlackRock Global Opportunities V.I. Fund

	Class III
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31,
		2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$15.93	$16.29	$17.93	$13.86	$12.23	$14.12

Net investment income[1]	0.08	0.08	0.06	0.03	0.14	0.11
Net realized and unrealized gain (loss)	(0.33)	(0.08)	(0.77)	4.06	1.60	(1.88)

Net increase (decrease) from investment operations	(0.25)	—	(0.71)	4.09	1.74	(1.77)

Distributions:[2]
From net investment income	—	(0.13)	(0.17)	(0.02)	(0.11)	(0.12)
From net realized gain	—	(0.23)	(0.76)	—	—	—

Total distributions	—	(0.36)	(0.93)	(0.02)	(0.11)	(0.12)

Net asset value, end of period	$15.68	$15.93	$16.29	$17.93	$13.86	$12.23

Total Return[3]
Based on net asset value	(1.57)%[4,5]	0.02%	(4.00)%	29.51%[6]	14.28%	(12.53)%

Ratios to Average Net Assets
Total expenses	1.64%[7]	1.63%	1.57%	1.58%	1.43%	1.35%

Total expenses after fees waived and reimbursed	1.22%[7]	1.27%	1.39%	1.39%	1.31%	1.35%

Net investment income	1.10%[7]	0.45%	0.32%	0.16%	1.09%	0.78%

Supplemental Data
Net assets, end of period (000)	$3,935	$3,813	$2,972	$1,404	$1,051	$1,070

Portfolio turnover rate	27%	69%	87%	135%	139%	119%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is (1.88)%.

[5]	Aggregate total return.

[6]	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is 29.37%.

[7]	Annualized.

See Notes to Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Financial Statements (Unaudited)	BlackRock Global Opportunities V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Global Opportunities V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares also bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., forward foreign currency exchange contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

The Fund recorded a settlement amount from litigation related to certain foreign exchange trades. This amount is shown as litigation proceeds in the Statement of Operations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	17

Notes to Financial Statements (continued)	BlackRock Global Opportunities V.I. Fund

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value each business day.

•

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Financial Statements (continued)	BlackRock Global Opportunities V.I. Fund

assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for the Fund’s investments and derivative financial instruments have been included in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Preferred Stock: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	19

Notes to Financial Statements (continued)	BlackRock Global Opportunities V.I. Fund

impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount[2]
BNP Paribas S.A.	$ 143,641	$ (143,641)	—
Citigroup Global Markets, Inc.	88,227	(86,966)	$1,261
Goldman Sachs & Co.	602,975	(602,975)	—
Morgan Stanley	395,082	(395,082)	—
State Street Bank & Trust Co.	96,892	(96,496)	396
UBS Securities LLC	133,649	(133,649)	—

Total	$1,460,466	$(1,458,809)	$1,657

[1]

Collateral with a value of $1,484,211 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

[2]

The market value of the loaned securities is determined as of June 30, 2016. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to gain or reduce exposure, to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked to market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Master Netting Arrangements: In order to better define it’s contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Financial Statements (continued)	BlackRock Global Opportunities V.I. Fund

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee, which is determined by calculating a percentage of the Fund’s average daily net assets, based on the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.75%
$1 Billion - $3 Billion	0.71%
$3 Billion - $5 Billion	0.68%
$5 Billion - $10 Billion	0.65%
Greater than $10 Billion	0.64%

Distribution Fees

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.25% based upon the average daily net assets attributable to Class III.

For the six months ended June 30, 2016, the class specific distribution fees borne directly by Class III is $4,606.

Transfer Agent

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the six months ended June 30, 2016, the Fund paid the following amounts to affiliates in return for these services, which is included in transfer agent — class specific in the Statement of Operations:

Class I	Class III	Total
$38,470	$3,295	$41,765

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	21

Notes to Financial Statements (continued)	BlackRock Global Opportunities V.I. Fund

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

Expense Limitations, Waivers and Reimbursements

The Manager, with respect to the Fund, contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows:

Class I	0.97%
Class III	1.22%

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2017 unless approved by the Board, including a majority of the Independent Directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a majority of the outstanding voting securities of the Fund. This amount is included in fees waived by the Manager in the Statement of Operations. For the six months ended June 30, 2016, the amount waived was $47,267.

The Manager, with respect to the Fund, voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is included in fees waived by the Manager in the Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investments in other affiliated investment companies, if any. For the six months ended, June 30, 2016, the amount waived was $445.

The Manager has contractually agreed to reimburse all transfer agent fees for Class I and Class III.

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2017, unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund.

These amounts waived and/or reimbursed are included in fees waived by the Manager, and shown as transfer agent fees reimbursed — class specific in the Statement of Operations. Class specific expense waivers and/or reimbursements are as follows:

	Class I	Class III	Total
Transfer Agent Fees Reimbursed	$38,470	$3,295	$41,765

For the six months ended June 30, 2016, the Fund reimbursed the Manager $229 for certain accounting services, which is included in accounting services in the Statement of Operations.

Securities Lending

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Financial Statements (continued)	BlackRock Global Opportunities V.I. Fund

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the six months ended June 30, 2016, the Fund paid BIM $887 for securities lending agent services.

Officers and Directors

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

7. Purchases and Sales:

For the six months ended June 30, 2016, purchases and sales of investments, excluding short-term securities, were $10,569,998 and $11,148,687, respectively.

8. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2015. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2016, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of June 30, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$39,494,387

Gross unrealized appreciation	$ 4,479,704
Gross unrealized depreciation	(2,743,680)

Net unrealized appreciation	$ 1,736,024

9. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2016, the Fund did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	23

Notes to Financial Statements (concluded)	BlackRock Global Opportunities V.I. Fund

of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

Concentration Risk: The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

The United Kingdom has voted to withdraw from the European Union on June 23, 2016, which may introduce significant new uncertainties and instability in the financial markets across Europe.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class I
Shares sold	55,017	$858,119	122,089	$2,096,203
Shares issued in reinvestment of distributions	—	—	58,562	941,801
Shares redeemed	(188,163)	(2,856,977)	(462,187)	(7,788,272)

Net decrease	(133,146)	$(1,998,858)	(281,536)	$(4,750,268)

Class III
Shares sold	45,559	$682,851	106,889	$1,752,107
Shares issued in reinvestment of distributions	—	—	5,187	83,068
Shares redeemed	(33,993)	(526,056)	(55,156)	(917,425)

Net increase	11,566	$156,795	56,920	$917,750

Total Net Decrease	(121,580)	$(1,842,063)	(224,616)	$(3,832,518)

12. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

The Fund paid a long-term capital gain distribution in the following amounts per share on July 22, 2016 to shareholders of record on July 20, 2016:

Long-Term Capital Gain
Class I	$0.026400
Class III	$0.026400

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

JUNE 30, 2016

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶   BlackRock Government Money Market V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Money Market Overview	BlackRock Government Money Market V.I. Fund

For the Six-Month Period Ended June 30, 2016

After the Federal Open Market Committee (the “FOMC”) raised the target range for the federal funds rate by 25 basis points (0.25%) to 0.25-0.50% at its December 2015 meeting, the FOMC was clear in its expectation that the future removal of monetary accommodation would likely be gradual and dependent on incoming data. The positive momentum that resulted from the rate increase diminished fairly quickly in early 2016 as an economic slowdown in China spurred selling in equity markets around the world. On the back of this broader financial market turmoil, which abated in mid-February, the FOMC left rates unchanged for the remainder of the six-month period ended June 2016 and tempered its outlook for future short-term interest rate increases.

After the United Kingdom voted in late June to leave the European Union, markets broadly factored in expectations that the FOMC would not resume its course of raising interest rates before 2018, and reflected that investors anticipated the Bank of England and European Central Bank would turn more accommodative. Additionally, major credit rating agencies generally viewed the result of the “leave” decision unfavorably, assigning or maintaining a negative outlook on the United Kingdom, and in certain cases, downgrading the nation’s long-term credit rating by as much as two “notches” to AA.

While conditions in U.S. short-term markets were relatively stable and investment activity in credit was generally muted, some credit spread widening occurred on an issuer-specific basis, which was likely a combination of quarter-end factors and Brexit concerns. The U.S. short Rates Market benefited from the “flight to safety” flows, while core global bond yields hit record lows. In Europe, this raised expectations for more active central bank policy loosening, as well as a great deal of uncertainty in the political environment.

London Interbank Offered Rates (“LIBOR”) moved higher early in the period as a result of the hike in rates by the FOMC and speculation of another possible rate hike later this year. LIBOR remained elevated toward the end of the period even as expectations of a 2016 rate increase came down. The benchmark three-month LIBOR ended the period at 0.654%, which is just over 4 basis points higher than it had been six months prior.

We believe one 25-basis-point rate hike in 2016 is unlikely, though still possible should recent upward pressure on inflation prove lasting and labor market and financial conditions remain supportive of such an action.

The short-term tax-exempt market ended the six-month period with the SIFMA Index, which represents the average yield on seven-day variable rate demand note (“VRDN”) securities, at a multi-year high of 0.41%, well above the six-month average of 0.24%. VRDN new issuance remained light as municipal issuers continued to lock in low fixed rates through longer-dated bond deals. However, over the past six months, the tax-exempt money fund industry experienced outflows of approximately 24%, or $62 billion, due to pending money fund reform. These outflows caused dealer VRDN inventories to increase substantially, forcing dealers to reset levels on VRDNs higher in order to attract the interest of taxable crossover buyers. During the six months ended June 30, yields on short term municipal securities essentially matched those of comparable taxable investments, making the tax-exempt investment space very attractive to crossover buyers.

In the primary note market, the Municipal Market Advisors AAA General Obligation One-Year Index ended the six-month period at 0.46%, reflective of the selectivity of investors with regard to purchases of one-year maturities. Ahead of “note season” in July and August, when municipalities issue the bulk of their one-year tax and revenue anticipation notes, municipal note issuance is anticipated to remain light as municipalities continue to assess their operating cash needs and formulate their budgets for the upcoming fiscal year. However, we expect one-year levels to continue to move higher throughout the summer as issuers will need to offer greater yield premiums to entice buyers to extend out to the full year maturity. Also, short-term tax-exempt industry assets are expected to decrease further over the coming months as money continues to move out of municipal money funds and into government funds as a result of technical provisions of the money fund reform that becomes effective in October. Due to this widespread uncertainty over shareholder activity, and in addition to the possibility of a further hike in short-term rates by the Fed, we expect an upward bias on short-term municipal rates throughout the remainder of 2016 as municipal money fund investors remain defensively positioned, favoring higher levels of liquidity and shorter weighted average maturities.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Fund Summary as of June 30, 2016	BlackRock Government Money Market V.I. Fund

Investment Objective

BlackRock Government Money Market V.I. Fund’s (the “Fund”) investment objective is to seek to preserve capital, maintain liquidity, and achieve the highest possible current income consistent with the foregoing.

Yields	7-Day SEC Yield	7-Day Yield
Class I	0.17%	0.17%

Portfolio Composition	Percent of Net Assets
Repurchase Agreements	48%
U.S. Government Sponsored Agency Obligations	47
U.S. Treasury Obligations	7
Liabilities in Excess of Other Assets	(2)

Total	100%

The 7-Day SEC Yield may differ from the 7-Day Yield shown above due to the fact that the 7-Day SEC Yield excludes distributed capital gains.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, and (b) operating expenses, including investment advisory fees, service and distribution fees, and other fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on January 1, 2016 and held through June 30, 2016) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical expense with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example
	Actual			Hypothetical[2]
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[1]	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[1]	Annualized Expense Ratio
Class I	$1,000.00	$1,000.50	$1.49	$1,000.00	$1,023.37	$1.51	0.30%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	3

Schedule of Investments June 30, 2016 (Unaudited)	BlackRock Government Money Market V.I. Fund
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Obligations	Par (000)	Value
Fannie Mae Variable Rate Notes: (a)
0.47%, 07/20/17	$2,500	$2,499,865
0.45%, 08/16/17	2,000	1,999,772
0.47%, 10/05/17	1,500	1,499,711
Federal Farm Credit Bank Discount Notes, 0.55%, 07/14/16 (b)	2,000	1,999,603
Federal Farm Credit Bank Variable Rate Notes: (a)
0.46%, 11/14/16	2,000	1,999,931
0.46%, 03/16/17	2,000	1,999,711
0.46%, 09/22/17	2,000	1,999,876
0.52%, 11/20/17	1,000	999,930
0.56%, 01/23/18	575	575,009
0.64%, 04/04/18	1,000	999,823
Federal Home Loan Bank Discount Notes: (b)
0.34%, 07/05/16	1,810	1,809,932
0.34%, 07/06/16	1,390	1,389,934
0.35%, 07/15/16	1,500	1,499,796
0.45%, 07/22/16	300	299,921
0.52%, 07/27/16	2,000	1,999,256
0.49%, 07/29/16	491	490,813
0.49%, 08/10/16	5,000	4,997,278
0.47%, 08/31/16	4,090	4,086,770
0.52%, 08/31/16	475	474,582
0.41%, 09/14/16	1,500	1,498,734
0.40%, 09/16/16	1,000	999,144
0.50%, 09/19/16	2,000	1,997,778
0.42%, 09/23/16	2,000	1,998,063
0.51%, 09/23/16	2,000	1,997,620
0.46%, 10/21/16	1,400	1,398,023
0.45%, 10/26/16	1,000	998,538
0.45%, 11/14/16	2,145	2,141,370
0.58%, 12/23/16	900	897,463
Federal Home Loan Bank Variable Rate Notes: (a)
0.61%, 11/25/16	2,500	2,500,000
0.50%, 02/07/17	1,500	1,499,856
0.46%, 03/14/17	2,000	1,999,725
0.46%, 03/15/17	1,000	1,000,000
0.52%, 07/06/17	1,970	1,970,000
0.59%, 08/25/17	1,260	1,260,000
0.55%, 10/27/17	1,670	1,670,000
Freddie Mac Discount Notes: (b)
0.37%, 07/06/16	2,000	1,999,897
0.54%, 07/06/16	2,000	1,999,850
0.43%, 07/13/16	3,500	3,499,498
0.46%, 07/22/16	2,000	1,999,463
0.46%, 08/12/16	2,000	1,998,938
0.40%, 10/06/16	1,000	998,936
Total U.S. Government Sponsored Agency Obligations — 46.5%		71,944,409

U.S. Treasury Obligations
U.S. Treasury Bills:
0.51%, 9/15/16 (b)	4,500	4,495,155
0.54%, 2/02/17 (b)	1,500	1,495,140
0.61%, 4/27/17 (b)	1,800	1,790,925

U.S. Treasury Obligations	Par (000)	Value
U.S. Treasury Notes:
0.33%, 4/30/17 (a)	$2,000	$1,999,966
0.43%, 10/31/17 (a)	1,274	1,273,090
Total U.S. Treasury Obligations — 7.2%		11,054,276

Repurchase Agreements
Bank of Montreal, 0.40%, 7/01/16 (Purchased on 6/30/16 to be repurchased at $10,000,111, collateralized by various U.S. government sponsored agency obligations, 1.88% to 4.50% due from 11/01/19 to 2/01/46, aggregate original par and fair value of $33,601,111 and $10,286,245, respectively)	10,000	10,000,000
Total Value of Bank of Montreal (collateral value of $10,286,245)		10,000,000
BNP Paribas Securities Corp., 0.36%, 7/22/16 (c) (Purchased on 6/23/16 to be repurchased at $2,000,580, collateralized by various U.S. Treasury obligations, 0.00% to 2.13% due from 7/21/16 to 2/15/43, aggregate original par and fair value of $2,096,524 and $2,040,000, respectively)	2,000	2,000,000
Total Value of BNP Paribas Securities Corp. (collateral value of $2,040,000)		2,000,000
Goldman Sachs & Co., 0.40%, 7/05/16 (Purchased on 6/28/16 to be repurchased at $3,000,233, collateralized by various Ginnie Mae Bonds, 5.00% due from 3/15/23 to 7/20/41, aggregate original par and fair value of $8,612,070 and $3,060,000, respectively)	3,000	3,000,000
Goldman Sachs & Co., 0.46%, 7/07/16 (Purchased on 6/30/16 to be repurchased at $1,000,089, collateralized by various U.S. government sponsored agency obligations, 1.93% to 11.00% due from 7/15/16 to 5/01/46, aggregate original par and fair value of $282,130,164 and $1,030,000, respectively)	1,000	1,000,000
Total Value of Goldman Sachs & Co. (collateral value of $4,090,000)		4,000,000
JPMorgan Securities LLC, 0.40%, 7/01/16 (Purchased on 6/30/16 to be repurchased at $10,000,111, collateralized by U.S. Treasury obligation, 0.00% due at 3/30/17, original par and fair value of $10,235,000 and $10,203,272, respectively)	10,000	10,000,000

See Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Government Money Market V.I. Fund

Repurchase Agreements	Par (000)	Value
JPMorgan Securities LLC, 0.64%, 7/01/16 (c) (Purchased on 6/30/16 to be repurchased at $3,500,062, collateralized by Ginnie Mae Bond, 3.00% due at 10/20/42, original par and fair value of $5,175,000 and $3,570,591, respectively)	$3,500	$3,500,000
Total Value of JPMorgan Securities LLC (collateral value of $13,773,863)		13,500,000
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.48%, 7/07/16 (Purchased on 6/30/16 to be repurchased at $1,500,140, collateralized by U.S. government sponsored agency obligation, 5.70% due at 10/25/39, original par and fair value of $63,675,275 and $1,605,000, respectively)	1,500	1,500,000
Total Value of Merrill Lynch, Pierce, Fenner & Smith, Inc. (collateral value of $1,605,000)		1,500,000
Mizuho Securities USA, Inc., 0.53%, 7/01/16 (Purchased on 6/30/16 to be repurchased at $15,000,221, collateralized by various Ginnie Mae Bonds, 1.90% to 1.99% due at 12/31/50, aggregate original par and fair value of $83,148,977 and $16,650,000, respectively)	15,000	15,000,000
Total Value of Mizuho Securities USA, Inc. (collateral value of $16,650,000)		15,000,000
RBC Capital Markets LLC, 0.40%, 7/01/16 (Purchased on 6/30/16 to be repurchased at $11,000,122, collateralized by various U.S. government sponsored agency obligations, 0.00% to 4.86% due from 7/25/43 to 10/25/43, aggregate original par and fair value of $15,691,887 and $11,770,001, respectively)	11,000	11,000,000
Total Value of RBC Capital Markets LLC (collateral value of $11,770,001)		11,000,000

Repurchase Agreements	Par (000)	Value
Societe Generale, 0.40%, 7/01/16 (Purchased on 6/30/16 to be repurchased at $10,000,111, collateralized by various U.S. Treasury obligations, 0.00% to 3.38% due from 8/31/16 to 5/15/44, aggregate original par and fair value of $10,054,200 and $10,200,058, respectively)	$10,000	$10,000,000
Total Value of Societe Generale (collateral value of $10,200,058)		10,000,000
Wells Fargo Securities LLC, 0.45%, 7/05/16 (Purchased on 6/28/16 to be repurchased at $4,000,350, collateralized by U.S. government sponsored agency obligation, 3.00% due at 6/01/46, original par and fair value of $3,962,974 and $4,120,000, respectively)	4,000	4,000,000
Wells Fargo Securities LLC, 0.44%, 7/07/16 (Purchased on 6/30/16 to be repurchased at $4,000,342, collateralized by U.S. government sponsored agency obligation, 3.00% due at 6/01/46, original par and fair value of $3,962,974 and $4,120,000, respectively)	4,000	4,000,000
Total Value of Wells Fargo Securities LLC (collateral value of $8,240,000)		8,000,000
Total Repurchase Agreements — 48.5%		75,000,000
Total Investments (Cost — $157,998,685*) — 102.2%		157,998,685
Liabilities in Excess of Other Assets — (2.2)%		(3,377,370)

Net Assets — 100.0%		$154,621,315

Notes to Schedule of Investments

*	Cost for federal income tax purposes.

(a)	Variable rate security. Rate as of period end.

(b)	Rates are discount rates or a range of discount rates at the time of purchase.

(c)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities[1]	—	$157,998,685	—	$157,998,685

1 See above Schedule of Investments for values in each security type.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	5

Schedule of Investments (concluded)	BlackRock Government Money Market V.I. Fund

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial reporting purposes. As of period end, cash of $147,965 is categorized as Level 1 within the disclosure hierarchy.

During the six months ended June 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)	BlackRock Government Money Market V.I. Fund

Assets
Investments at value (cost — $82,998,685)	$82,998,685
Repurchase agreements at value (cost — $75,000,000)	75,000,000
Cash	147,965
Receivables:
Capital shares sold	400,851
Interest	10,252
From the Manager	732
Prepaid expenses	340

Total assets	158,558,825

Liabilities
Payables:
Investments purchased	1,970,000
Capital shares redeemed	1,846,318
Investment advisory fees	25,460
Officer’s and Directors’ fees	3,196
Other accrued expenses	91,333
Other affiliates	1,203

Total liabilities	3,937,510

Net Assets	$154,621,315

Net Assets Consist of
Paid-in capital	$154,620,214
Accumulated net realized gain	1,101

Net Assets	$154,621,315

Net Asset Value
Class I — Based on net assets of $154,621,315 and 154,624,354 shares outstanding, 3.3 billion shares authorized, $0.10 par value	$1.00

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	7

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)	BlackRock Government Money Market V.I. Fund

Investment Income
Interest — unaffiliated	$310,670

Expenses
Investment advisory	394,407
Professional	24,082
Transfer agent — Class I	22,365
Custodian	14,415
Officer and Directors	10,832
Accounting services	3,076
Transfer agent	2,419
Miscellaneous	16,515

Total expenses	488,111
Less:
Fees waived by the Manager	(229,623)
Transfer agent fees reimbursed	(22,365)

Total expenses after fees waived and/or reimbursed	236,123

Net investment income	74,547

Realized Gain
Net realized gain from investments	154

Net Increase in Net Assets Resulting from Operations	$74,701

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Statements of Changes in Net Assets	BlackRock Government Money Market V.I. Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

Operations
Net investment income	$74,547	$69
Net realized gain	154	10,697

Net increase in net assets resulting from operations	74,701	10,766

Distributions to Shareholders[1]
From net investment income	(74,547)	(69)
From net realized gain	—	(12,794)

Decrease in net assets resulting from distributions to shareholders	(74,547)	(12,863)

Capital Share Transactions
Net proceeds from sales of shares	49,572,881	209,256,424
Reinvestment of distributions	74,547	12,861
Cost of shares redeemed	(47,144,463)	(285,390,343)

Net increase (decrease) in net assets derived from capital share transactions	2,502,965	(76,121,058)

Net Assets
Total increase (decrease) in net assets	2,503,119	(76,123,155)
Beginning of period	152,118,196	228,241,351

End of period	$154,621,315	$152,118,196

1 Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	9

Financial Highlights	BlackRock Government Money Market V.I. Fund

	Class I
	Six Months Ended June 30, 2016	Year Ended December 31,
	(Unaudited)	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0005	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]
Net realized gain	0.0000 [1]	0.0001	0.0001	0.0000 [1]	0.0000 [1]	0.0000 [1]

Net increase from investment operations	0.0005	0.0001	0.0001	0.0000	0.0000	0.0000

Distributions:[2]
From net investment income	(0.0005)	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]
From net realized gains	—	(0.0001)	(0.0001)	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]

Total distributions	(0.0005)	(0.0001)	(0.0001)	(0.0000)	(0.0000)	(0.0000)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[4]
Based on net asset value	0.05%[5]	0.01%	0.01%	0.00%	0.00%	0.00%

Ratios to Average Net Assets
Total expenses	0.62%[6]	0.61%	0.61%	0.63%	0.61%	0.58%

Total expenses after fees waived and/or reimbursed	0.30%[6]	0.18%	0.17%	0.20%	0.25%	0.24%

Net investment income	0.09%[6]	0.00%	0.00%	0.00%	0.00%	0.00%

Supplemental Data
Net assets, end of period (000)	$154,621	$152,118	$228,241	$179,570	$198,888	$235,527

[1]	Amount is less than $0.00005 per share.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Financial Statements (Unaudited)	BlackRock Government Money Market V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The Funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Government Money Market Fund V.I. Fund. The Fund is classified as diversified.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and, thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. The Fund seeks to maintain its net asset value per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Fund’s assets and liabilities:

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	11

Notes to Financial Statements (continued)	BlackRock Government Money Market V.I. Fund

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Repurchase Agreements: Repurchase agreements are commitments to purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed upon repurchase amount. Pursuant to the custodial undertaking associated with a tri-party repurchase arrangement, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties. Typically, the Fund and counterparty are not permitted to sell, re-pledge or use the collateral absent a default by the counterparty or the Fund, respectively.

In the event the counterparty defaults and the fair value of the collateral declines, the Fund could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund would recognize a liability with respect to such excess collateral. The liability reflects the Fund’s obligation under bankruptcy law to return the excess to the counterparty.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee, which is determined by calculating a percentage of the Fund’s average daily net assets, based on the following annual rates:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.500%
$1 Billion - $2 Billion	0.450%
$2 Billion - $3 Billion	0.400%
$3 Billion - $4 Billion	0.375%
$4 Billion - $7 Billion	0.350%
$7 Billion - $10 Billion	0.325%
$10 Billion - $ 15 Billion	0.300%
Greater than $15 Billion	0.290%

Service and Distribution Fees

The Company, on behalf of the Fund, entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Financial Statements (continued)	BlackRock Government Money Market V.I. Fund

Transfer Agent

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the six months ended June 30, 2016, the Fund did not pay any amounts to affiliates in return for these services. Prior to March 1, 2016, the Manager had contractually agreed to reimburse such fees in order to limit such expenses to 0.02% for class I shares of average daily net assets. Effective March 1, 2016, the expense cap relating to operational and record keeping fees was eliminated.

Expense Limitations, Waivers and Reimbursements

The Manager, with respect to the Fund, agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). Prior to March 1, 2016, the Manager agreed to a voluntary expense limitation of 0.30% of average daily net assets and a contractual expense limitation of 1.25% of average daily net assets of Class I. Effective March 1, 2016, the Manager terminated its voluntary expense limitation and agreed to a contractual expense limitation of 0.30% of average daily net assets of Class I through April 30, 2018. The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2018 unless approved by the Board, including a majority of the Independent Directors who are not “interested persons” of the Fund, as defined in the 1940 Act or by a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2016, the Manager waived $228,918, which is included in fees waived by the Manager in the Statement of Operations.

The Manager voluntarily agreed to waive a portion of the investment advisory fees to enable the Fund to maintain minimum levels of daily net investment income. The Manager may discontinue this waiver and/or reimbursement at any time without notice. For the six months ended June 30, 2016, the Manager waived $705, which is included in fees waived by the Manager the Statement of Operations

For the six months ended June 30, 2016, the Fund reimbursed the Manager $681 for certain accounting services, which is included in accounting services in the Statement of Operations.

Officers and Directors

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Officer and Directors in the Statement of Operations.

6. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2015. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2016, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

7. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund.

On July 23, 2014, the U.S. Securities and Exchange Commission adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. The compliance period for amendments range between July 2015 and October 2016. The changes may affect BlackRock Money Market Portfolio’s/ BlackRock Government Money Market V.I. Fund’s return potential.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	13

Notes to Financial Statements (concluded)	BlackRock Government Money Market V.I. Fund

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

8. Capital Share Transactions:

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of all distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share.

9. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The Fund paid a long-term capital gain distribution of $0.000006 and short-term capital gain distribution of $0.000001 per share on July 22, 2016 to shareholders of record on July 20, 2016.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

JUNE 30, 2016

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶  BlackRock High Yield V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of June 30, 2016	BlackRock High Yield V.I. Fund

Investment Objective

BlackRock High Yield V.I. Fund’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2016, the Fund underperformed its benchmark, the Barclays U.S. Corporate High Yield 2% Issuer Capped Index.

What factors influenced performance?

•

Despite a poor showing in the initial weeks of the year, high yield bonds finished with a positive return in the first half of 2016. The early weakness was driven by a “risk-off” tone in the market that was largely fueled by the sharp decline in oil prices. The environment changed for the better in mid-February, when favorable actions by the world’s central banks sparked a significant recovery in oil and led to a rebound in riskier assets such as high yield bonds. Energy issues performed particularly well in the rally, as investors grew more confident in the credit outlook for many companies in the sector.

•

The Fund entered the period with a below-average risk profile, which aided performance during the early sell-off. However, this aspect of its positioning caused it to underperform in the subsequent rally. Underweight allocations in the metals & mining and oil field services industries weighed on results, as did security selection and an underweight position in the independent energy space. In this case, the underweight was due to the Fund’s underweight position in Chesapeake Energy Corp., a high-beta issue that rallied considerably from mid-February onward.

•

Security selection within the cable & satellite and gaming industries – which stemmed from an underweight position in Intelsat Jackson Holdings SA and an overweight in Amaya, Inc., respectively – contributed positively to returns. Performance was also aided by the Fund’s overweight position in the technology sector.

•

The Fund may utilize credit default swaps (“CDS”), high yield total returns swaps, high yield exchange traded funds and currency forward contracts. CDS are normally used as a strategy to manage risk, but are also used to express credit views and as a means to put capital to work in moving markets. On occasion, the Fund utilizes futures on the S&P 500 Index and Russell 2000 Index to manage portfolio beta and offset general market volatility. During the six-month period, the Fund used derivatives to add risk quickly during the rally and to provide liquidity as necessary. The Fund’s exposure to derivatives had a positive impact on performance during the period.

Describe recent portfolio activity.

•

The Fund increased its allocation to the metals & mining, independent energy and midstream industries. Although the Fund added to its energy weighting, it remained underweight the oil field services industry. The Fund held only select positions in higher-quality issuers within oil field services, as the investment adviser believed the industry would continue to face pressure despite the rebound in oil prices. Although oil field services issues rallied in conjunction with the rest of energy sector, companies in the industry typically have higher break-even levels that those in the independent energy and midstream areas.

Describe portfolio positioning at period end.

•

The Fund’s general investment themes and core positions reflected the investment adviser’s views regarding issuer cash flows, firm or industry catalysts, and idiosyncratic factors. Top issuer overweights include First Data Holdings, Inc. (technology), Ally Financial, Inc. (banking), and iHeartmedia, Inc. (Media and Entertainment).

•

Relative to the Barclays U.S. Corporate High Yield 2% Issuer Capped Index, the Fund was underweight in BB rated credits (which are more interest-rate sensitive), overweight in single B issuers and approximately neutral to the benchmark in bonds rated CCC and below. The Fund remained underweight the distressed part of the CCC tier, focusing on select issues with improving credit positions and/or attractive yields.

•

In addition to credit, the investment adviser sought opportunities in equity and equity-like instruments, such as preferred stocks and convertible bonds, to enhance the Fund’s total return profile. The Fund closed the period with a net short exposure to equities, reflecting its strategy of tactically implementing hedges to mitigate this risk when markets conditions warrant.

•

The Fund maintained a strategic allocation to bank loans, which have little duration risk and, as senior secured instruments, help offset the portfolio’s underweight in BB-rated bonds. (Duration is a measure of interest rate sensitivity.) The Fund has a slightly short duration relative to the benchmark overall, but this isn’t a core aspect of its strategy.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

BlackRock High Yield V.I. Fund

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares, prior to February 15, 2012, the recommencement of Class III Shares, are based upon performance of the Fund’s Class I Shares, as adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

[2]

The Fund invests primarily in non-investment grade bonds with maturities of ten years or less. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund that followed different investment objectives and investment strategies under the name “BlackRock High Income V.I. Fund”.

[3]

An unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

Performance Summary for the Period Ended June 30, 2016

				Average Annual Total Returns
	Standardized 30-Day Yields[5]	Unsubsidized 30-Day Yields[5]	6-Month Total Returns[6]	1 Year[6]	5 Years[6]	10 Years[6]
Class I4	5.60%	5.49%	5.83%[7]	(0.33)%	5.61%	6.66%
Class III[4]	5.36	5.31	5.86	(0.43)	5.35[8]	6.40[8]
Barclays U.S. Corporate High Yield 2% Issuer Capped Index	—	—	9.06	1.65	5.84	7.61

[4]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund that followed different investment objectives and investment strategies under the name “BlackRock High Income V.I. Fund”.

[5]	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

[6]	For a portion of the period, the Fund’s investment adviser waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.

[7]

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from results reported in the financial highlights.

[8]

The returns for Class III Shares prior to February 15, 2012, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example

	Actual			Hypothetical[10]
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[9]	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[9]	Annualized Expense Ratio
Class I	$1,000.00	$1,058.30	$3.48	$1,000.00	$1,021.48	$3.42	0.68%
Class III	$1,000.00	$1,058.60	$4.71	$1,000.00	$1,020.29	$4.62	0.92%

[9]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[10]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	3

BlackRock High Yield V.I. Fund

Portfolio Information as of June 30, 2016

Credit Quality Allocations[1]	Percent of Total Investments[2]
BBB/Baa	6%
BB/Ba	39
B	41
CCC/Caa	8
N/R	6

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]	Total investments exclude short-term securities.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2016 and held through June 30, 2016) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Schedule of Investments June 30, 2016 (Unaudited)	BlackRock High Yield V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Capital Markets — 1.3%
American Capital Ltd. (a)	222,258	$3,518,344
Chemicals — 0.0%
Advanced Emissions Solutions, Inc. (a)	1,644	11,689
Consumer Finance — 0.9%
Ally Financial, Inc. (a)	60,914	1,039,811
Ally Financial, Inc. (a)	51,770	883,705
Ally Financial, Inc. (a)	29,273	499,690

		2,423,206
Diversified Financial Services — 0.0%
Concrete Investment II SCA — Stapled (a)(b)	623	—
Diversified Telecommunication Services — 0.0%
Broadview Networks Holdings, Inc. (a)	13,812	10,359
Hotels, Restaurants & Leisure — 0.2%
Amaya, Inc. (a)	30,619	469,731
Amaya, Inc. (a)	9,024	138,439

		608,170
Oil, Gas & Consumable Fuels — 0.1%
Denbury Resources, Inc.	40,160	144,174
Real Estate Investment Trusts (REITs) — 0.0%
Ovation Acquisition I, LLC (Acquired 12/28/15, cost $1,200) (a)(c)	1,200	1,200
Wireless Telecommunication Services — 0.1%
T-Mobile U.S., Inc. (a)	6,800	294,236
Total Common Stocks — 2.6%		7,011,378

Corporate Bonds		Par (000)
Aerospace & Defense — 1.4%
Bombardier, Inc.:
5.50%, 9/15/18 (d)	USD	250	247,500
6.00%, 10/15/22 (d)		143	122,265
7.50%, 3/15/25 (d)		465	402,225
KLX, Inc., 5.88%, 12/01/22 (d)		392	384,160
TransDigm, Inc.:
7.50%, 7/15/21		205	217,300
6.00%, 7/15/22		1,261	1,267,532
6.50%, 7/15/24		666	675,577
6.38%, 6/15/26 (d)		438	436,905

			3,753,464
Air Freight & Logistics — 0.3%
CEVA Group PLC, 7.00%, 3/01/21 (d)		80	68,800
XPO Logistics, Inc.:
7.88%, 9/01/19 (d)		292	297,840
5.75%, 6/15/21	EUR	100	104,274
6.50%, 6/15/22 (d)	USD	406	387,223

			858,137
Airlines — 0.6%
Air Medical Merger Sub Corp., 6.38%, 5/15/23 (d)		147	139,650
American Airlines Group, Inc., 5.50%, 10/01/19 (d)		30	29,700

Corporate Bonds		Par (000)	Value
Airlines (continued)
American Airlines Pass-Through Trust, Series 2013-2, Class C, 6.00%, 1/15/17 (d)	USD	651	$659,498
Continental Airlines Pass-Through Certificates, Series 2012-3, Class C, 6.13%, 4/29/18		365	384,163
National Air Cargo Group, Inc.:
11.88%, 5/02/18		68	67,764
11.88%, 5/08/18		70	69,903
Virgin Australia Trust, Series 2013-1C, 7.13%, 10/23/18 (d)		243	243,366

			1,594,044
Auto Components — 0.5%
AA Bond Co. Ltd., 5.50%, 7/31/43	GBP	125	158,503
Dakar Finance SA, 9.00% (9.00% Cash or 9.25% PIK), 11/15/20 (e)	EUR	100	107,757
Goodyear Tire & Rubber Co.:
7.00%, 5/15/22	USD	100	106,625
5.00%, 5/31/26		68	69,275
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.88%, 3/15/19		475	464,313
5.88%, 2/01/22		270	254,510
ZF North America Capital, Inc., 4.50%, 4/29/22 (d)		150	152,063

			1,313,046
Automobiles — 0.1%
Fiat Chrysler Finance Europe, 4.75%, 3/22/21	EUR	200	238,497
Jaguar Land Rover Automotive PLC, 5.63%, 2/01/23 (d)	USD	150	155,813

			394,310
Banks — 0.9%
Allied Irish Banks PLC, 4.13%, 11/26/25 (f)	EUR	100	103,191
Banco Espirito Santo SA:
2.63%, 5/08/17 (a)(g)		100	27,744
4.75%, 1/15/18 (a)(g)		100	27,744
4.00%, 1/21/19 (a)(g)		100	27,744
Bankia SA, 4.00%, 5/22/24 (f)		200	209,259
CIT Group, Inc.:
6.63%, 4/01/18 (d)	USD	445	469,475
5.50%, 2/15/19 (d)		100	104,625
5.00%, 8/01/23		771	776,783
Commerzbank AG:
7.75%, 3/16/21	EUR	100	132,155
4.00%, 3/23/26		100	113,456
Ibercaja Banco SA, 5.00%, 7/28/25 (f)		100	101,083
UniCredit SpA:
6.95%, 10/31/22		100	124,630
5.75%, 10/28/25 (f)		100	114,871
4.38%, 1/03/27 (f)		100	109,039

			2,441,799
Beverages — 0.0%
Constellation Brands, Inc., 6.00%, 5/01/22	USD	100	111,750
Building Products — 1.3%
Builders FirstSource, Inc., 7.63%, 6/01/21 (d)		45	47,025
CPG Merger Sub LLC, 8.00%, 10/01/21 (d)		529	529,000

Portfolio Abbreviations
AKA	Also Know As	FKA	Formerly Known As	PIK	Payment-in-kind
CAD	Canadian Dollar	GBP	British Pound	S&P	Standard & Poor’s
EUR	Euro	OTC	Over-the-counter	USD	US Dollar

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	5

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund

Corporate Bonds		Par (000)	Value
Building Products (continued)
Masonite International Corp., 5.63%, 3/15/23 (d)	USD	201	$208,537
Pfleiderer GmbH, 7.88%, 8/01/19	EUR	100	114,440
Ply Gem Industries, Inc., 6.50%, 2/01/22	USD	1,096	1,079,560
Standard Industries, Inc.:
5.13%, 2/15/21 (d)		125	128,437
5.50%, 2/15/23 (d)		204	208,590
6.00%, 10/15/25 (d)		667	697,015
USG Corp.:
9.75%, 1/15/18		90	98,663
5.88%, 11/01/21 (d)		415	434,194
5.50%, 3/01/25 (d)		54	56,565

			3,602,026
Capital Markets — 0.1%
CPUK Finance Ltd., 7.00%, 2/28/42	GBP	100	136,454
Deutsche Bank AG, 4.50%, 5/19/26	EUR	100	107,663
E*TRADE Financial Corp.:
5.38%, 11/15/22	USD	10	10,550
Series A, 0.00%, 8/31/19 (h)(i)		3	6,759

			261,426
Chemicals — 1.1%
Chemours Co.:
6.63%, 5/15/23		117	99,450
7.00%, 5/15/25		202	169,427
Huntsman International LLC:
4.88%, 11/15/20		111	111,555
5.13%, 4/15/21	EUR	100	112,363
INEOS Finance PLC, 4.00%, 5/01/23		100	106,432
INOVYN Finance PLC, 6.25%, 5/15/21		100	112,934
Momentive Performance Materials, Inc.:
3.88%, 10/24/21	USD	439	348,456
Escrow, 0.00%, 10/15/20 (a)(g)		334	—
Platform Specialty Products Corp.:
10.38%, 5/01/21 (d)		52	52,390
6.50%, 2/01/22 (d)		1,454	1,272,250
PQ Corp., 6.75%, 11/15/22 (d)		331	345,067
WR Grace & Co-Conn, 5.13%, 10/01/21 (d)		176	180,840

			2,911,164
Commercial Services & Supplies — 1.6%
Acosta, Inc., 7.75%, 10/01/22 (d)		514	451,035
ADT Corp.:
3.50%, 7/15/22		466	426,973
4.13%, 6/15/23		83	77,709
Advanced Disposal Services, Inc., 8.25%, 10/01/20		92	92,920
Befesa Zinc SAU Via Zinc Capital SA, 8.88%, 5/15/18	EUR	100	110,314
Bilbao Luxembourg SA, 10.50% (10.50% Cash or 11.25% PIK), 12/01/18 (e)		107	114,539
Ceridian HCM Holding, Inc., 11.00%, 3/15/21 (d)	USD	226	224,870
Herc Spinoff Escrow Issuer LLC/Herc Spinoff Escrow Issuer Corp.:
7.50%, 6/01/22 (d)		98	96,285
7.75%, 6/01/24 (d)		144	140,400
Mobile Mini, Inc., 5.88%, 7/01/24 (d)		418	429,495
Prime Security One MS, Inc., 4.88%, 7/15/32 (d)		40	30,550
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 5/15/23 (d)		456	483,360
Safway Group Holding LLC/Safway Finance Corp., 7.00%, 5/15/18 (d)		625	623,437
Verisure Holding AB, 6.00%, 11/01/22	EUR	100	118,133

Corporate Bonds		Par (000)	Value
Commercial Services & Supplies (continued)
WaveDivision Escrow LLC/WaveDivision Escrow Corp., 8.13%, 9/01/20 (d)	USD	794	$825,760

			4,245,780
Communications Equipment — 1.1%
Alcatel-Lucent USA, Inc., 6.45%, 3/15/29		1,372	1,430,310
Blue Coat Holdings, Inc., 8.38%, 6/01/23 (d)		205	231,650
CommScope Technologies Finance LLC, 6.00%, 6/15/25 (d)		262	268,550
CommScope, Inc.:
4.38%, 6/15/20 (d)		470	484,100
5.00%, 6/15/21 (d)		90	91,935
Nokia OYJ, 6.63%, 5/15/39		373	394,447
Riverbed Technology, Inc., 8.88%, 3/01/23 (d)		243	251,505

			3,152,497
Construction & Engineering — 0.2%
Brand Energy & Infrastructure Services, Inc., 8.50%, 12/01/21 (d)		207	198,720
Modular Space Corp., 10.25%, 1/31/19 (d)		837	401,760

			600,480
Construction Materials — 0.0%
HeidelbergCement AG, 2.25%, 3/30/23	EUR	75	84,901
Consumer Finance — 1.2%
Ally Financial, Inc.:
5.13%, 9/30/24	USD	367	373,881
4.63%, 3/30/25		715	703,381
8.00%, 11/01/31		1,586	1,835,795
DFC Finance Corp., 10.50%, 6/15/20 (d)		210	126,000
Navient Corp.:
5.50%, 1/25/23		20	17,550
6.13%, 3/25/24		113	99,157
5.88%, 10/25/24		122	104,310
OneMain Financial Holdings LLC:
6.75%, 12/15/19 (d)		101	98,475
7.25%, 12/15/21 (d)		34	32,555

			3,391,104
Containers & Packaging — 2.8%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
6.25%, 1/31/19 (d)		400	406,500
6.75%, 1/31/21 (d)		400	402,500
3.88%, 5/15/21 (d)(f)		303	304,136
6.00%, 6/30/21 (d)		400	397,000
4.25%, 1/15/22	EUR	210	237,127
4.63%, 5/15/23 (d)	USD	224	220,640
6.75%, 5/15/24	EUR	200	225,280
7.25%, 5/15/24 (d)	USD	682	696,066
Ball Corp.:
5.00%, 3/15/22		257	272,805
4.38%, 12/15/23		100	119,576
Beverage Packaging Holdings Luxembourg II SA, 5.63%, 12/15/16 (d)		26	26,065
Reynolds Group Issuer, Inc.:
5.75%, 10/15/20		636	656,670
6.88%, 2/15/21		219	225,570
8.25%, 2/15/21		1,332	1,393,432
4.13%, 7/15/21 (d)(f)		510	511,275
5.13%, 7/15/23 (d)		39	39,487
7.00%, 7/15/24 (d)		452	465,334
Sealed Air Corp.:
4.88%, 12/01/22 (d)		369	379,609
4.50%, 9/15/23	EUR	100	117,079
6.88%, 7/15/33 (d)	USD	212	224,720
Smurfit Kappa Acquisitions, 2.75%, 2/01/25	EUR	100	111,253

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund

Corporate Bonds		Par (000)	Value
Containers & Packaging (continued)
Verallia Packaging SASU, 5.13%, 8/01/22	EUR	100	$114,443

			7,546,567
Distributors — 0.1%
American Tire Distributors, Inc., 10.25%, 3/01/22 (d)	USD	202	177,255
LKQ Italia Bondco SpA, 3.88%, 4/01/24	EUR	100	113,750

			291,005
Diversified Consumer Services — 0.1%
Service Corp. International:
4.50%, 11/15/20	USD	60	61,050
5.38%, 1/15/22		120	123,600

			184,650
Diversified Financial Services — 2.2%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
4.63%, 10/30/20		843	873,980
5.00%, 10/01/21		730	759,200
Altice Financing SA:
6.50%, 1/15/22 (d)		360	363,600
5.25%, 2/15/23	EUR	100	111,808
7.50%, 5/15/26 (d)	USD	247	242,060
CNH Industrial Finance Europe SA, 2.88%, 5/17/23	EUR	175	194,207
eircom Finance DAC, 4.50%, 5/31/22		100	109,566
Garfunkelux Holdco 3 SA, 8.50%, 11/01/22	GBP	100	125,924
Mercury Bondco PLC, 8.25% (8.25% Cash or 9.00% PIK), 5/30/21 (e)	EUR	100	109,677
MGM Growth Properties Operating Partnership LP/MGP Escrow Co-Issuer, Inc., 5.63%, 5/01/24 (d)	USD	1,001	1,058,557
Solera LLC/Solera Finance, Inc., 10.50%, 3/01/24 (d)		830	872,537
Virgin Media Finance PLC, 5.75%, 1/15/25 (d)		400	383,000
Virgin Media Secured Finance PLC:
6.00%, 4/15/21	GBP	396	541,675
5.50%, 8/15/26 (d)	USD	200	194,500

			5,940,291
Diversified Telecommunication Services — 3.7%
CenturyLink, Inc., Series S, 6.45%, 6/15/21		120	121,950
Columbus International, Inc., 7.38%, 3/30/21 (d)		370	390,720
Consolidated Communications, Inc., 6.50%, 10/01/22		80	71,800
Frontier Communications Corp.:
6.25%, 9/15/21		280	263,973
7.13%, 1/15/23		170	152,150
7.63%, 4/15/24		562	497,370
6.88%, 1/15/25		664	557,345
11.00%, 9/15/25		275	284,625
Intelsat Jackson Holdings SA:
7.25%, 10/15/20		333	237,263
6.63%, 12/15/22		163	110,025
5.50%, 8/01/23		337	213,995
Level 3 Financing, Inc.:
5.38%, 8/15/22		533	538,330
5.63%, 2/01/23		452	456,240
5.13%, 5/01/23		226	224,023
5.38%, 1/15/24		330	331,237
5.38%, 5/01/25		507	503,197
5.25%, 3/15/26 (d)		246	241,080
OTE PLC, 3.50%, 7/09/20	EUR	100	108,479
SBA Communications Corp., 5.63%, 10/01/19	USD	278	287,035

Corporate Bonds		Par (000)	Value
Diversified Telecommunication Services (continued)
Telecom Italia Capital SA:
6.00%, 9/30/34	USD	750	$716,250
7.20%, 7/18/36		140	140,175
Telecom Italia SpA:
6.38%, 6/24/19	GBP	150	219,759
5.88%, 5/19/23		200	297,807
Telenet Finance V Luxembourg SCA:
6.25%, 8/15/22	EUR	200	236,933
6.75%, 8/15/24		210	255,771
Wind Acquisition Finance SA:
6.50%, 4/30/20 (d)	USD	200	205,500
4.00%, 7/15/20	EUR	130	142,104
7.00%, 4/23/21		100	108,201
Zayo Group LLC/Zayo Capital, Inc.:
6.00%, 4/01/23	USD	1,261	1,279,915
6.38%, 5/15/25		464	473,280
Ziggo Bond Finance BV:
4.63%, 1/15/25	EUR	100	105,704
5.88%, 1/15/25 (d)	USD	400	386,000

			10,158,236
Electric Utilities — 0.1%
ContourGlobal Power Holdings SA, 5.13%, 6/15/21	EUR	100	109,122
FPL Energy National Wind Portfolio LLC, 6.13%, 3/25/19 (d)	USD	10	10,091
Viridian Group FundCo II Ltd., 7.50%, 3/01/20	EUR	100	114,776

			233,989
Electrical Equipment — 0.3%
GrafTech International Ltd., 6.38%, 11/15/20	USD	103	79,310
Sensata Technologies BV:
5.63%, 11/01/24 (d)		72	74,745
5.00%, 10/01/25 (d)		256	257,124
Sensata Technologies UK Financing Co. PLC, 6.25%, 2/15/26 (d)		200	207,000
Trionista Holdco GmbH, 5.00%, 4/30/20	EUR	105	119,292

			737,471
Electronic Equipment, Instruments & Components — 0.5%
Belden, Inc., 5.50%, 4/15/23		160	178,005
CDW LLC/CDW Finance Corp.:
6.00%, 8/15/22	USD	215	224,675
5.00%, 9/01/23		349	351,439
5.50%, 12/01/24		485	500,763

			1,254,882
Energy Equipment & Services — 0.9%
Ensco PLC:
4.70%, 3/15/21		75	62,319
4.50%, 10/01/24		293	196,310
5.20%, 3/15/25		296	205,720
Noble Holding International Ltd.:
4.63%, 3/01/21		40	32,400
6.95%, 4/01/25		100	79,750
Noble Holding U.S. Corp./Noble Drilling Services 6 LLC/Noble Drilling Holding LLC, 7.50%, 3/15/19		140	141,400
Transocean, Inc.:
3.75%, 10/15/17		139	140,043
6.00%, 3/15/18		436	442,540
7.38%, 4/15/18		35	35,437
6.50%, 11/15/20		29	25,772
7.13%, 12/15/21		85	71,825
5.05%, 10/15/22		240	169,800
Weatherford International LLC, 6.80%, 6/15/37		52	38,366

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	7

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund

Corporate Bonds		Par (000)	Value
Energy Equipment & Services (continued)
Weatherford International Ltd.:
7.75%, 6/15/21	USD	607	$591,066
4.50%, 4/15/22		109	93,467
6.50%, 8/01/36		77	55,247
7.00%, 3/15/38		98	72,520
5.95%, 4/15/42		100	71,000

			2,524,982
Food & Staples Retailing — 1.2%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, 6.63%, 6/15/24 (d)		159	164,167
Casino Guichard Perrachon SA:
3.31%, 1/25/23	EUR	100	118,883
3.30%, 3/07/24		200	231,575
2.33%, 2/07/25		100	109,636
Rite Aid Corp.:
9.25%, 3/15/20	USD	90	94,966
6.75%, 6/15/21		559	588,347
6.13%, 4/01/23 (d)		1,197	1,277,797
7.70%, 2/15/27		288	343,440
Tesco PLC, 5.00%, 3/24/23	GBP	100	137,099
Tesco Property Finance 1 PLC, 7.62%, 7/13/39		46	68,678
Tesco Property Finance 4 PLC, 5.80%, 10/13/40		99	121,231

			3,255,819
Food Products — 1.1%
JBS USA LLC/JBS USA Finance, Inc.:
7.25%, 6/01/21 (d)	USD	175	181,125
5.75%, 6/15/25 (d)		161	151,340
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 5.88%, 1/15/24 (d)		55	57,544
Post Holdings, Inc.:
6.75%, 12/01/21 (d)		265	280,237
7.38%, 2/15/22		204	214,455
7.75%, 3/15/24 (d)		724	795,495
8.00%, 7/15/25 (d)		431	477,871
R&R Pik PLC, 9.25% (9.25% Cash or 9.75% PIK), 5/15/18 (e)	EUR	213	235,823
Smithfield Foods, Inc.:
5.88%, 8/01/21 (d)	USD	52	54,210
6.63%, 8/15/22		220	230,382
Tereos Finance Groupe I SA, 4.13%, 6/16/23	EUR	100	110,554
TreeHouse Foods, Inc., 6.00%, 2/15/24 (d)	USD	121	128,260
WhiteWave Foods Co., 5.38%, 10/01/22		143	153,010

			3,070,306
Health Care Equipment & Supplies — 0.9%
Alere, Inc.:
6.50%, 6/15/20		318	316,410
6.38%, 7/01/23 (d)		235	244,987
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.13%, 6/15/21 (d)		981	848,565
Hologic, Inc., 5.25%, 7/15/22 (d)		952	994,840
Teleflex, Inc., 4.88%, 6/01/26		98	98,980

			2,503,782
Health Care Providers & Services — 5.1%
Acadia Healthcare Co., Inc.:
5.13%, 7/01/22		37	35,890
5.63%, 2/15/23		309	302,820
6.50%, 3/01/24 (d)		57	57,855
Amsurg Corp., 5.63%, 7/15/22		959	985,373

Corporate Bonds		Par (000)	Value
Health Care Providers & Services (continued)
Centene Corp.:
5.63%, 2/15/21 (d)	USD	330	$344,025
4.75%, 5/15/22		378	385,560
6.13%, 2/15/24 (d)		426	452,891
CHS/Community Health Systems, Inc., 6.88%, 2/01/22		423	370,125
DaVita HealthCare Partners, Inc.:
5.13%, 7/15/24		174	175,931
5.00%, 5/01/25		754	747,403
Envision Healthcare Corp., 5.13%, 7/01/22 (d)		584	586,920
ExamWorks Group, Inc., 5.63%, 4/15/23		223	247,530
Fresenius Medical Care U.S. Finance II, Inc.:
5.88%, 1/31/22 (d)		160	175,400
4.75%, 10/15/24 (d)		354	365,505
Fresenius U.S. Finance II, Inc., 4.50%, 1/15/23 (d)		127	129,857
HCA Holdings, Inc., 6.25%, 2/15/21		610	651,175
HCA, Inc.:
6.50%, 2/15/20		244	269,925
7.50%, 2/15/22		514	584,418
5.88%, 3/15/22		180	195,750
4.75%, 5/01/23		375	384,375
5.00%, 3/15/24		563	582,705
5.38%, 2/01/25		606	621,150
5.25%, 4/15/25		338	353,210
5.25%, 6/15/26		315	327,009
Series 1, 5.88%, 5/01/23		203	216,195
HealthSouth Corp.:
5.13%, 3/15/23		170	166,600
5.75%, 11/01/24		523	525,092
5.75%, 9/15/25		150	148,500
MEDNAX, Inc., 5.25%, 12/01/23 (d)		346	350,325
MPH Acquisition Holdings LLC, 7.13%, 6/01/24 (d)		316	331,800
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 5/01/23 (d)		391	400,775
Surgery Center Holdings, Inc., 8.88%, 4/15/21 (d)		71	72,953
Surgical Care Affiliates, Inc., 6.00%, 4/01/23 (d)		89	90,780
Synlab Bondco PLC, 6.25%, 7/01/22		175	204,888
Tenet Healthcare Corp.:
6.25%, 11/01/18		69	72,795
6.00%, 10/01/20		172	181,460
4.50%, 4/01/21		54	54,405
4.38%, 10/01/21		184	182,620
8.13%, 4/01/22		588	602,582
6.75%, 6/15/23		820	785,150
Voyage Care Bondco PLC, 6.50%, 8/01/18	GBP	100	127,441
WellCare Health Plans, Inc., 5.75%, 11/15/20	USD	120	124,050

			13,971,213
Hotels, Restaurants & Leisure — 3.2%
Aramark Services, Inc.:
5.75%, 3/15/20		47	48,410
5.13%, 1/15/24		266	271,320
5.13%, 1/15/24 (d)		141	143,820
BC ULC/New Red Finance, Inc., 6.00%, 4/01/22 (d)		610	632,686
Boyd Gaming Corp., 6.88%, 5/15/23		338	359,970
Caesars Entertainment Resort Properties LLC, 8.00%, 10/01/20		800	802,000
Cirsa Funding Luxembourg SA, 5.88%, 5/15/23	EUR	100	111,586
Gala Group Finance PLC, 8.88%, 9/01/18	GBP	50	68,550
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.63%, 10/15/21	USD	390	403,650

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund

Corporate Bonds		Par (000)	Value
Hotels, Restaurants & Leisure (continued)
International Game Technology PLC, 6.25%, 2/15/22 (d)	USD	200	$203,250
Intralot Finance Luxembourg SA, 9.75%, 8/15/18	EUR	115	133,051
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC:
5.00%, 6/01/24 (d)	USD	35	35,613
5.25%, 6/01/26 (d)		142	145,550
MGM Resorts International:
8.63%, 2/01/19		153	171,819
5.25%, 3/31/20		150	157,500
6.75%, 10/01/20		681	743,993
6.63%, 12/15/21		764	830,850
6.00%, 3/15/23		54	56,970
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (d)		41	41,615
Pinnacle Entertainment, Inc., 5.63%, 5/01/24 (d)		69	68,827
Pizzaexpress Financing 2 PLC, 6.63%, 8/01/21	GBP	100	124,784
PortAventura Entertainment Barcelona BV, 7.25%, 12/01/20	EUR	100	115,140
Scientific Games International, Inc.:
7.00%, 1/01/22 (d)	USD	307	308,535
10.00%, 12/01/22		93	75,563
Six Flags Entertainment Corp.:
5.25%, 1/15/21 (d)		170	175,313
4.88%, 7/31/24 (d)		211	208,363
Snai SpA, 7.63%, 6/15/18	EUR	100	114,305
Station Casinos LLC, 7.50%, 3/01/21	USD	925	979,344
Sterling Entertainment Enterprises LLC, 9.75%, 12/25/19 (d)		475	470,250
Unique Pub Finance Co. PLC:
Series A4, 5.66%, 6/30/27	GBP	207	271,798
Series N, 6.46%, 3/30/32		100	111,783
Vougeot Bidco PLC, 7.88%, 7/15/20		115	156,539
Yum! Brands, Inc.:
3.75%, 11/01/21	USD	67	65,660
3.88%, 11/01/23		30	28,313

			8,636,720
Household Durables — 1.3%
Allegion U.S. Holding Co., Inc., 5.75%, 10/01/21		109	113,905
Beazer Homes USA, Inc., 6.63%, 4/15/18		111	112,943
Brookfield Residential Properties, Inc., 6.50%, 12/15/20 (d)		20	19,950
CalAtlantic Group, Inc.:
6.63%, 5/01/20		255	279,863
8.38%, 1/15/21		368	424,120
5.88%, 11/15/24		95	97,850
Lennar Corp.:
4.50%, 11/15/19		40	41,666
4.75%, 4/01/21		307	319,280
4.75%, 11/15/22		294	298,777
4.88%, 12/15/23		140	140,350
Meritage Homes Corp., 7.15%, 4/15/20		70	75,075
PulteGroup, Inc.:
5.50%, 3/01/26		273	279,825
6.38%, 5/15/33		250	259,375
Tempur Sealy International, Inc., 5.50%, 6/15/26 (d)		141	138,533
TRI Pointe Group, Inc.:
4.38%, 6/15/19		165	165,825
4.88%, 7/01/21		195	194,513
5.88%, 6/15/24		180	182,925
William Lyon Homes, Inc., 8.50%, 11/15/20		210	215,775

Corporate Bonds		Par (000)	Value
Household Durables (continued)
Woodside Homes Co. LLC/Woodside Homes Finance, Inc., 6.75%, 12/15/21 (d)	USD	190	$175,750

			3,536,300
Household Products — 0.4%
HRG Group, Inc., 7.88%, 7/15/19		155	162,556
Spectrum Brands, Inc.:
6.38%, 11/15/20		100	104,375
6.63%, 11/15/22		395	419,194
6.13%, 12/15/24		214	225,770
5.75%, 7/15/25		262	272,807

			1,184,702
Independent Power and Renewable Electricity Producers — 1.1%
AES Corp.:
8.00%, 6/01/20		95	110,675
7.38%, 7/01/21		50	56,375
4.88%, 5/15/23		98	96,775
5.50%, 3/15/24		171	175,061
Calpine Corp.:
6.00%, 1/15/22 (d)		106	111,035
5.38%, 1/15/23		35	34,125
5.88%, 1/15/24 (d)		246	255,840
5.50%, 2/01/24		662	638,830
Dynegy, Inc.:
6.75%, 11/01/19		615	615,769
7.38%, 11/01/22		164	158,260
NRG Energy, Inc.:
8.25%, 9/01/20		25	25,852
7.88%, 5/15/21		201	208,035
6.63%, 3/15/23		40	39,400
7.25%, 5/15/26 (d)		397	395,015
NRG Yield Operating LLC, 5.38%, 8/15/24		95	94,525

			3,015,572
Insurance — 0.6%
HUB International Ltd.:
9.25%, 2/15/21 (d)		273	285,285
7.88%, 10/01/21 (d)		535	513,600
Pension Insurance Corp. PLC, 6.50%, 7/03/24	GBP	100	122,356
Radian Group, Inc., 5.25%, 6/15/20	USD	381	383,857
Wayne Merger Sub LLC, 8.25%, 8/01/23 (d)		426	420,675

			1,725,773
Internet & Catalog Retail — 0.1%
Netflix, Inc.:
5.50%, 2/15/22		154	160,545
5.88%, 2/15/25		120	125,850

			286,395
Internet Software & Services — 0.0%
IAC/InterActiveCorp., 4.88%, 11/30/18		115	117,444
IT Services — 0.6%
Alliance Data Systems Corp., 5.38%, 8/01/22 (d)		320	306,400
APX Group, Inc.:
6.38%, 12/01/19		158	156,420
8.75%, 12/01/20		116	106,430
Sabre GLBL, Inc.:
5.38%, 4/15/23 (d)		135	138,037
5.25%, 11/15/23 (d)		170	172,975
WEX, Inc., 4.75%, 2/01/23 (d)		700	679,000

			1,559,262
Leisure Products — 0.0%
Brunswick Corp., 4.63%, 5/15/21 (d)		84	85,050

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	9

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund

Corporate Bonds		Par (000)	Value
Life Sciences Tools & Services — 0.9%
Crimson Merger Sub, Inc., 6.63%, 5/15/22 (d)	USD	641	$528,825
DPx Holdings BV, 7.50%, 2/01/22 (d)		275	282,563
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 8/01/23 (d)		1,421	1,452,973
Sterigenics-Nordion Holdings LLC, 6.50%, 5/15/23 (d)		70	70,875

			2,335,236
Machinery — 0.7%
Accudyne Industries Borrower/Accudyne Industries LLC, 7.75%, 12/15/20 (d)		460	405,950
Gardner Denver, Inc., 6.88%, 8/15/21 (d)		145	131,587
Gates Global LLC/Gates Global Co.:
5.75%, 7/15/22	EUR	100	92,545
6.00%, 7/15/22 (d)	USD	272	238,000
Schaeffler Holding Finance BV:
6.88% (6.88% Cash or 7.38% PIK), 8/15/18 (e)	EUR	60	68,004
6.25% (6.25% Cash or 6.75% PIK), 11/15/19 (d)(e)	USD	482	501,280
5.75% (5.75% Cash or 6.50% PIK), 11/15/21 (e)	EUR	60	71,246
6.75% (6.75% Cash or 7.25% PIK), 11/15/22 (d)(e)	USD	478	525,963

			2,034,575
Marine — 0.2%
Global Ship Lease, Inc., 10.00%, 4/01/19 (d)		464	414,120
Onorato Armatori SpA, 7.75%, 2/15/23	EUR	200	212,518

			626,638
Media — 9.8%
Altice Luxembourg SA:
7.25%, 5/15/22		100	111,669
7.75%, 5/15/22 (d)	USD	395	398,950
6.25%, 2/15/25	EUR	278	282,288
7.63%, 2/15/25 (d)	USD	200	195,250
Altice U.S. Finance I Corp.:
5.38%, 7/15/23 (d)		926	919,055
5.50%, 5/15/26 (d)		454	454,000
Altice U.S. Finance II Corp., 7.75%, 7/15/25 (d)		784	817,320
AMC Networks, Inc.:
4.75%, 12/15/22		360	357,300
5.00%, 4/01/24		137	135,613
Cablevision Systems Corp.:
8.63%, 9/15/17		115	121,469
7.75%, 4/15/18		204	218,406
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.25%, 9/30/22		900	923,625
5.13%, 5/01/23 (d)		476	478,677
5.88%, 4/01/24 (d)		399	413,963
5.75%, 2/15/26 (d)		294	302,820
5.50%, 5/01/26 (d)		429	435,435
5.88%, 5/01/27 (d)		893	922,023
Cengage Learning Acquisitions, Inc., 0.00%, 4/15/20 (a)(g)(i)		230	—
Cequel Communications Holdings I LLC/Cequel Capital Corp.:
6.38%, 9/15/20 (d)		168	170,822
5.13%, 12/15/21 (d)		490	465,500
5.13%, 12/15/21 (d)		267	254,317
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.91%, 7/23/25 (d)		10	10,933
Clear Channel International BV, 8.75%, 12/15/20 (d)		366	380,640

Corporate Bonds		Par (000)	Value
Media (continued)
Clear Channel Worldwide Holdings, Inc.:
Series A, 6.50%, 11/15/22	USD	509	$489,913
Series B, 7.63%, 3/15/20		779	741,219
Series B, 6.50%, 11/15/22		1,950	1,950,000
CSC Holdings LLC, 5.25%, 6/01/24		727	661,570
DISH DBS Corp.:
6.75%, 6/01/21		232	240,410
5.88%, 7/15/22		194	188,665
5.00%, 3/15/23		220	200,200
5.88%, 11/15/24		236	219,480
7.75%, 7/01/26 (d)		749	771,470
DreamWorks Animation SKG, Inc., 6.88%, 8/15/20 (d)		134	141,789
iHeartCommunications, Inc.:
9.00%, 12/15/19		279	209,250
9.00%, 3/01/21		46	32,430
9.00%, 9/15/22		345	236,325
10.63%, 3/15/23		820	567,850
Lamar Media Corp., 5.75%, 2/01/26 (d)		212	220,614
Live Nation Entertainment, Inc.:
7.00%, 9/01/20 (d)		69	71,846
5.38%, 6/15/22 (d)		47	48,293
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, 7.88%, 5/15/24 (d)		95	98,325
MDC Partners, Inc., 6.50%, 5/01/24 (d)		503	499,227
Midcontinent Communications & Midcontinent Finance Corp., 6.25%, 8/01/21 (d)		125	128,750
Neptune Finco Corp.:
10.13%, 1/15/23 (d)		820	918,400
6.63%, 10/15/25 (d)		396	415,800
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 4/15/22 (d)		522	532,440
Numericable-SFR SA:
5.38%, 5/15/22	EUR	100	112,485
6.00%, 5/15/22 (d)	USD	705	685,613
5.63%, 5/15/24	EUR	200	223,252
7.38%, 5/01/26 (d)	USD	2,184	2,159,430
Outfront Media Capital LLC/Outfront Media Capital Corp.:
5.63%, 2/15/24		37	38,110
5.88%, 3/15/25		315	324,450
Radio One, Inc., 7.38%, 4/15/22 (d)		60	57,300
RCN Telecom Services LLC/RCN Capital Corp., 8.50%, 8/15/20 (d)		305	312,625
Regal Entertainment Group, 5.75%, 2/01/25		48	47,280
Sirius XM Radio, Inc., 4.63%, 5/15/23 (d)		295	286,174
TEGNA, Inc.:
4.88%, 9/15/21 (d)		70	71,750
5.50%, 9/15/24 (d)		115	118,450
Townsquare Media, Inc., 6.50%, 4/01/23 (d)		48	47,460
Trader Corp., 9.88%, 8/15/18 (d)		43	44,397
Tribune Media Co., 5.88%, 7/15/22		645	641,775
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
5.50%, 1/15/23 (d)		490	492,450
4.00%, 1/15/25	EUR	148	165,137
5.00%, 1/15/25 (d)	USD	206	201,880
3.50%, 1/15/27	EUR	211	225,377
Univision Communications, Inc.:
8.50%, 5/15/21 (d)	USD	208	217,360
6.75%, 9/15/22 (d)		260	274,300
5.13%, 5/15/23 (d)		1,130	1,121,525
5.13%, 2/15/25 (d)		411	406,376
UPCB Finance IV Ltd., 4.00%, 1/15/27	EUR	100	107,230

			26,736,527

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund

Corporate Bonds		Par (000)	Value
Metals & Mining — 4.4%
Alcoa, Inc.:
6.15%, 8/15/20	USD	535	$579,137
5.13%, 10/01/24		252	251,370
5.90%, 2/01/27		14	14,210
5.95%, 2/01/37		18	16,830
Anglo American Capital PLC:
2.75%, 6/07/19	EUR	100	108,783
1.50%, 4/01/20		100	100,659
3.63%, 5/14/20 (d)	USD	200	192,250
4.45%, 9/27/20 (d)		106	103,350
3.50%, 3/28/22	EUR	100	104,308
4.13%, 9/27/22 (d)	USD	200	185,500
ArcelorMittal:
6.13%, 6/01/18		326	343,076
7.25%, 2/25/22		22	23,155
8.00%, 10/15/39		64	62,080
7.75%, 3/01/41		290	276,225
Constellium NV:
8.00%, 1/15/23 (d)		610	536,800
5.75%, 5/15/24 (d)		755	594,563
First Quantum Minerals Ltd.:
7.00%, 2/15/21 (d)		58	46,617
7.25%, 5/15/22 (d)		187	144,457
Freeport-McMoRan, Inc.:
2.30%, 11/14/17		224	220,080
2.38%, 3/15/18		1,071	1,049,580
3.10%, 3/15/20		135	127,575
4.00%, 11/14/21		172	155,391
3.55%, 3/01/22		1,013	891,440
3.88%, 3/15/23		985	861,875
5.40%, 11/14/34		130	103,350
5.45%, 3/15/43		198	158,895
Glencore Finance Europe SA, 3.38%, 9/30/20	EUR	100	113,023
Joseph T Ryerson & Son, Inc., 11.00%, 5/15/22 (d)	USD	177	183,195
Kaiser Aluminum Corp., 5.88%, 5/15/24 (d)		81	83,227
Novelis, Inc.:
8.38%, 12/15/17		245	250,513
8.75%, 12/15/20		1,074	1,119,645
Officine Maccaferri SpA, 5.75%, 6/01/21	EUR	100	94,615
Ovako AB, 6.50%, 6/01/19		100	78,793
Steel Dynamics, Inc.:
5.13%, 10/01/21	USD	165	168,919
6.38%, 8/15/22		260	273,000
5.25%, 4/15/23		278	283,560
5.50%, 10/01/24		57	58,283
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.38%, 2/01/20 (d)		123	103,320
Teck Resources Ltd.:
3.00%, 3/01/19		207	194,580
8.00%, 6/01/21 (d)		402	414,060
8.50%, 6/01/24 (d)		483	501,113
6.00%, 8/15/40		176	123,200
United States Steel Corp., 8.38%, 7/01/21 (d)		333	349,650
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75%, 12/15/18 (d)		354	325,680

			11,969,932
Multiline Retail — 0.7%
Dollar Tree, Inc.:
5.25%, 3/01/20 (d)		24	24,720
5.75%, 3/01/23 (d)		1,314	1,396,125
Family Dollar Stores, Inc., 5.00%, 2/01/21		263	278,780
Hema Bondco I BV, 6.25%, 6/15/19	EUR	100	84,147

Corporate Bonds		Par (000)	Value
Multiline Retail (continued)
New Look Secured Issuer PLC, 6.50%, 7/01/22	GBP	100	$122,303

			1,906,075
Oil, Gas & Consumable Fuels — 11.9%
Alberta Energy Co. Ltd., 7.38%, 11/01/31	USD	65	68,697
Antero Resources Corp., 5.63%, 6/01/23		40	38,800
California Resources Corp.:
8.00%, 12/15/22 (d)		854	606,340
6.00%, 11/15/24		235	115,150
Carrizo Oil & Gas, Inc.:
7.50%, 9/15/20		101	102,263
6.25%, 4/15/23		911	876,837
Cenovus Energy, Inc.:
5.70%, 10/15/19		40	42,308
3.80%, 9/15/23		95	89,406
6.75%, 11/15/39		64	67,209
5.20%, 9/15/43		20	17,183
Cheniere Corpus Christi Holdings LLC, 7.00%, 6/30/24 (d)		658	675,687
Chesapeake Energy Corp.:
3.88%, 4/15/19 (f)		508	382,270
6.63%, 8/15/20		50	35,125
8.00%, 12/15/22 (d)		345	292,387
Concho Resources, Inc., 6.50%, 1/15/22		26	26,617
CONSOL Energy, Inc.:
5.88%, 4/15/22		1,529	1,334,053
8.00%, 4/01/23		89	78,765
Continental Resources, Inc.:
5.00%, 9/15/22		472	461,380
4.50%, 4/15/23		260	242,450
3.80%, 6/01/24		605	527,863
4.90%, 6/01/44		335	276,375
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.25%, 4/01/23 (d)		35	32,200
CrownRock LP/CrownRock Finance, Inc.:
7.13%, 4/15/21 (d)		375	384,375
7.75%, 2/15/23 (d)		100	104,500
Denbury Resources, Inc., 9.00%, 5/15/21 (d)		578	578,000
Diamondback Energy, Inc., 7.63%, 10/01/21		409	432,006
Encana Corp.:
3.90%, 11/15/21		135	130,917
6.50%, 8/15/34		253	253,617
6.63%, 8/15/37		157	156,323
6.50%, 2/01/38		401	398,309
5.15%, 11/15/41		188	147,580
Energy Transfer Equity LP:
7.50%, 10/15/20		55	58,300
5.88%, 1/15/24		483	469,717
5.50%, 6/01/27		315	296,100
Freeport-McMoRan Oil & Gas LLC/FCX Oil & Gas, Inc.:
6.50%, 11/15/20		125	125,265
6.63%, 5/01/21		125	124,375
Genesis Energy LP/Genesis Energy Finance Corp.:
5.75%, 2/15/21		57	53,865
6.75%, 8/01/22		220	213,400
6.00%, 5/15/23		51	47,685
5.63%, 6/15/24		85	77,350
Gulfport Energy Corp.:
7.75%, 11/01/20		502	515,805
6.63%, 5/01/23		21	20,685
Halcon Resources Corp., 8.63%, 2/01/20 (d)		150	141,468
Hilcorp Energy I LP/Hilcorp Finance Co.:
7.63%, 4/15/21 (d)		45	46,237

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	11

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
5.00%, 12/01/24 (d)	USD	215	$200,466
Matador Resources Co., 6.88%, 4/15/23		400	408,000
MEG Energy Corp.:
6.50%, 3/15/21 (d)		501	388,275
6.38%, 1/30/23 (d)		227	167,980
7.00%, 3/31/24 (d)		1,012	779,240
Memorial Production Partners LP/Memorial Production Finance Corp.:
7.63%, 5/01/21		129	69,337
6.88%, 8/01/22		113	56,500
Memorial Resource Development Corp., 5.88%, 7/01/22		496	494,760
NGPL PipeCo LLC:
7.12%, 12/15/17 (d)		1,982	2,066,235
9.63%, 6/01/19 (d)		92	96,140
7.77%, 12/15/37 (d)		125	121,250
Oasis Petroleum, Inc.:
7.25%, 2/01/19		40	38,300
6.50%, 11/01/21		339	309,337
6.88%, 3/15/22		563	520,071
6.88%, 1/15/23		180	163,800
ONEOK, Inc.:
4.25%, 2/01/22		70	64,400
7.50%, 9/01/23		135	143,775
Parsley Energy LLC/Parsley Finance Corp.:
7.50%, 2/15/22 (d)		668	696,390
6.25%, 6/01/24 (d)		76	76,950
QEP Resources, Inc.:
6.88%, 3/01/21		153	154,530
5.38%, 10/01/22		803	748,797
5.25%, 5/01/23		196	180,320
Range Resources Corp.:
5.00%, 8/15/22		37	34,873
5.00%, 3/15/23		280	262,500
Rockies Express Pipeline LLC:
5.63%, 4/15/20 (d)		405	406,013
6.88%, 4/15/40 (d)		346	329,565
RSP Permian, Inc., 6.63%, 10/01/22		469	483,070
Sabine Pass Liquefaction LLC:
5.63%, 2/01/21		145	146,450
6.25%, 3/15/22		450	462,375
5.63%, 4/15/23		597	599,239
5.75%, 5/15/24		1,009	1,001,433
5.63%, 3/01/25		69	68,741
5.88%, 6/30/26 (d)		516	517,935
Sabine Pass LNG LP, 6.50%, 11/01/20		313	325,716
Sanchez Energy Corp.:
7.75%, 6/15/21		68	57,630
6.13%, 1/15/23		1,108	855,930
Seven Generations Energy Ltd.:
8.25%, 5/15/20 (d)		1,055	1,093,244
6.75%, 5/01/23 (d)		105	105,787
SM Energy Co.:
6.13%, 11/15/22		439	403,331
6.50%, 1/01/23		15	13,950
5.00%, 1/15/24		350	299,250
Southern Star Central Corp., 5.13%, 7/15/22 (d)		162	157,950
Southwestern Energy Co.:
3.30%, 1/23/18		409	417,998
7.50%, 2/01/18		188	199,750
4.05%, 1/23/20		250	245,625
4.10%, 3/15/22		202	180,285
4.95%, 1/23/25		75	71,813

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
6.88%, 2/01/21	USD	73	$74,277
6.38%, 8/01/22		440	441,100
5.25%, 5/01/23		15	14,175
6.75%, 3/15/24 (d)		73	74,825
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
6.13%, 10/15/21		41	42,435
6.25%, 10/15/22		272	283,560
6.38%, 5/01/24		108	113,130
Whiting Petroleum Corp.:
5.00%, 3/15/19 (h)		57	55,005
1.25%, 6/05/20 (h)		1,133	1,011,203
5.75%, 3/15/21 (h)		740	699,300
5.75%, 3/15/21		28	25,270
6.25%, 4/01/23 (h)		316	295,460
Williams Cos., Inc.:
3.70%, 1/15/23		38	33,630
4.55%, 6/24/24		252	231,462
WPX Energy, Inc.:
5.25%, 1/15/17		50	50,125
7.50%, 8/01/20		70	69,868
6.00%, 1/15/22		718	667,740
8.25%, 8/01/23		175	175,437
5.25%, 9/15/24		275	242,000

			32,450,552
Paper & Forest Products — 0.2%
Louisiana-Pacific Corp., 7.50%, 6/01/20		100	103,375
Norbord, Inc., 6.25%, 4/15/23 (d)		117	119,925
PH Glatfelter Co., 5.38%, 10/15/20		34	34,510
Unifrax I LLC/Unifrax Holding Co., 7.50%, 2/15/19 (d)		417	360,705

			618,515
Personal Products — 0.2%
NBTY, Inc., 7.63%, 5/15/21 (d)		616	616,770
Pharmaceuticals — 1.6%
Capsugel SA, 7.00% (7.00% Cash or 7.75% PIK), 5/15/19 (d)(e)		69	69,173
Concordia International Corp., 7.00%, 4/15/23 (d)		75	63,937
Endo Finance LLC/Endo Finco, Inc., 7.75%, 1/15/22 (d)		136	126,140
Endo Ltd./Endo Finance LLC/Endo Finco, Inc.:
6.00%, 7/15/23 (d)		290	253,750
6.00%, 2/01/25 (d)		367	318,373
Mallinckrodt International Finance SA/Mallinckrodt CB LLC:
4.88%, 4/15/20 (d)		125	120,625
5.75%, 8/01/22 (d)		80	76,000
Prestige Brands, Inc., 6.38%, 3/01/24 (d)		144	149,400
Valeant Pharmaceuticals International, Inc.:
6.75%, 8/15/18 (d)		40	38,700
5.38%, 3/15/20 (d)		1,306	1,115,814
7.00%, 10/01/20 (d)		84	74,130
6.38%, 10/15/20 (d)		820	705,200
7.50%, 7/15/21 (d)		570	502,669
5.63%, 12/01/21 (d)		50	41,250
7.25%, 7/15/22 (d)		55	47,173
5.50%, 3/01/23 (d)		48	38,550
4.50%, 5/15/23	EUR	125	104,733
5.88%, 5/15/23 (d)	USD	531	428,783
6.13%, 4/15/25 (d)		65	52,163

			4,326,563

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund

Corporate Bonds		Par (000)	Value
Real Estate Investment Trusts (REITs) — 1.0%
Communications Sales & Leasing, Inc./CSL Capital LLC:
6.00%, 4/15/23 (d)	USD	72	$73,260
8.25%, 10/15/23		403	408,795
Corrections Corp. of America, 5.00%, 10/15/22		130	134,875
Equinix, Inc.:
5.38%, 4/01/23		70	72,275
5.88%, 1/15/26		295	307,353
ESH Hospitality, Inc., 5.25%, 5/01/25 (d)		705	686,494
FelCor Lodging LP, 5.63%, 3/01/23		116	116,000
GEO Group, Inc.:
5.88%, 1/15/22		70	71,400
5.88%, 10/15/24		220	222,750
6.00%, 4/15/26		103	104,030
GLP Capital LP/GLP Financing II, Inc.:
4.38%, 11/01/18		110	112,887
5.38%, 11/01/23		48	50,100
Iron Mountain, Inc.:
6.00%, 10/01/20 (d)		250	261,563
6.00%, 8/15/23		70	73,675
VEREIT Operating Partnership LP, 4.13%, 6/01/21		81	84,493

			2,779,950
Real Estate Management & Development — 0.7%
Aroundtown Property Holdings PLC, 3.00%, 12/09/21	EUR	100	113,208
Crescent Resources LLC/Crescent Ventures, Inc., 10.25%, 8/15/17 (d)	USD	57	57,000
Realogy Group LLC/Realogy Co-Issuer Corp.:
4.50%, 4/15/19 (d)		127	130,175
5.25%, 12/01/21 (d)		624	638,820
4.88%, 6/01/23 (d)		1,002	989,475
Tropicana Entertainment LLC/Tropicana Finance Corp., 9.63%, 12/15/14 (a)(g)		95	—

			1,928,678
Road & Rail — 0.7%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.:
5.13%, 6/01/22 (d)		175	168,875
6.38%, 4/01/24 (d)		165	163,350
5.25%, 3/15/25 (d)		510	461,550
EC Finance PLC, 5.13%, 7/15/21	EUR	100	115,414
Europcar Groupe SA, 5.75%, 6/15/22		173	200,627
Florida East Coast Holdings Corp., 6.75%, 5/01/19 (d)	USD	305	303,475
Hertz Corp., 7.38%, 1/15/21		195	201,337
Jack Cooper Enterprises, Inc., 10.50% (10.50% Cash or 11.25% PIK), 3/15/19 (d)(e)		464	146,104
Watco Cos. LLC/Watco Finance Corp., 6.38%, 4/01/23 (d)		99	98,010

			1,858,742
Semiconductors & Semiconductor Equipment — 0.5%
Advanced Micro Devices, Inc., 7.50%, 8/15/22 NXP BV/NXP Funding LLC:		65	57,850
4.13%, 6/15/20 (d)		245	248,063
4.63%, 6/15/22 (d)		430	436,450
4.63%, 6/01/23 (d)		555	564,713

			1,307,076
Software — 3.1%
Ensemble S Merger Sub, Inc., 9.00%, 9/30/23 (d)		110	108,625
First Data Corp.:
5.38%, 8/15/23 (d)		1,230	1,249,077

Corporate Bonds		Par (000)	Value
Software (continued)
7.00%, 12/01/23 (d)	USD	2,720	$2,753,901
5.00%, 1/15/24 (d)		684	685,710
5.75%, 1/15/24 (d)		1,021	1,013,343
Infinity Acquisition LLC/Infinity Acquisition Finance Corp., 7.25%, 8/01/22 (d)		46	40,135
Infor Software Parent LLC/Infor Software Parent, Inc., 7.13% (7.13% Cash or 7.88% PIK), 5/01/21 (d)(e)		479	423,915
Infor U.S., Inc., 6.50%, 5/15/22		1,112	1,050,151
Informatica LLC, 7.13%, 7/15/23 (d)		364	344,890
Nuance Communications, Inc.:
5.38%, 8/15/20 (d)		75	76,313
6.00%, 7/01/24 (d)		140	140,700
PTC, Inc., 6.00%, 5/15/24		111	114,885
SS&C Technologies Holdings, Inc., 5.88%, 7/15/23		395	403,887

			8,405,532
Specialty Retail — 1.1%
Asbury Automotive Group, Inc., 6.00%, 12/15/24		502	505,765
CST Brands, Inc., 5.00%, 5/01/23		59	59,885
L Brands, Inc., 6.88%, 11/01/35		318	321,975
Michaels Stores, Inc., 5.88%, 12/15/20 (d)		272	281,520
Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21 (d)		778	634,070
Penske Automotive Group, Inc.:
5.75%, 10/01/22		471	471,000
5.38%, 12/01/24		98	94,570
5.50%, 5/15/26		194	184,300
Sally Holdings LLC/Sally Capital, Inc.:
5.75%, 6/01/22		80	82,900
5.50%, 11/01/23		161	167,037
THOM Europe SAS, 7.38%, 7/15/19	EUR	120	139,030

			2,942,052
Technology Hardware, Storage & Peripherals — 0.3%
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
5.88%, 6/15/21 (d)	USD	217	221,290
7.13%, 6/15/24 (d)		264	275,727
Western Digital Corp., 7.38%, 4/01/23 (d)		194	206,610

			703,627
Textiles, Apparel & Luxury Goods — 0.1%
BiSoho SAS, 5.88%, 5/01/23	EUR	100	114,671
Springs Industries, Inc., 6.25%, 6/01/21	USD	53	53,530

			168,201
Thrifts & Mortgage Finance — 0.3%
Jefferies Finance LLC/JFIN Co-Issuer Corp.:
7.38%, 4/01/20 (d)		200	185,250
6.88%, 4/15/22 (d)		451	387,860
Rialto Holdings LLC/Rialto Corp., 7.00%, 12/01/18 (d)		145	145,363

			718,473
Trading Companies & Distributors — 2.4%
Aircastle Ltd.:
6.25%, 12/01/19		125	135,625
7.63%, 4/15/20		12	13,515
5.13%, 3/15/21		68	70,720
5.50%, 2/15/22		424	440,960
5.00%, 4/01/23		100	101,620
American Builders & Contractors Supply Co., Inc., 5.75%, 12/15/23 (d)		366	378,810
Beacon Roofing Supply, Inc., 6.38%, 10/01/23		171	179,123

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	13

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund

Corporate Bonds		Par (000)	Value
Trading Companies & Distributors (continued)
BlueLine Rental Finance Corp., 7.00%, 2/01/19 (d)	USD	577	$496,220
HD Supply, Inc.:
7.50%, 7/15/20		1,009	1,056,827
5.25%, 12/15/21 (d)		1,522	1,588,587
5.75%, 4/15/24 (d)		364	378,560
International Lease Finance Corp.:
8.25%, 12/15/20		345	407,900
4.63%, 4/15/21		71	73,130
5.88%, 8/15/22		480	519,600
Loxam SAS, 3.50%, 5/03/23	EUR	100	112,390
Rexel SA, 3.50%, 6/15/23		195	218,079
Travis Perkins PLC, 4.50%, 9/07/23	GBP	100	127,128
United Rentals North America, Inc.:
7.38%, 5/15/20	USD	18	18,720
7.63%, 4/15/22		65	69,387
5.75%, 11/15/24		46	46,345
5.50%, 7/15/25		48	47,280

			6,480,526
Transportation Infrastructure — 0.1%
OHL Investments SA, 4.00%, 4/25/18 (h)	EUR	100	95,994
Silk Bidco AS, 7.50%, 2/01/22		100	112,224
Swissport Investments SA, 6.75%, 12/15/21		100	113,750

			321,968
Wireless Telecommunication Services — 2.7%
Digicel Ltd., 6.00%, 4/15/21 (d)	USD	815	698,618
Matterhorn Telecom SA, 3.88%, 5/01/22	EUR	100	106,783
Play Finance 2 SA, 5.25%, 2/01/19		110	124,829
SoftBank Group Corp., 4.75%, 7/30/25		172	205,318
Sprint Capital Corp.:
6.90%, 5/01/19	USD	55	52,525
6.88%, 11/15/28		885	694,725
8.75%, 3/15/32		53	45,315
Sprint Communications, Inc.:
9.00%, 11/15/18 (d)		1,814	1,931,910
7.00%, 8/15/20		60	53,400
Sprint Corp.:
7.25%, 9/15/21		512	436,480
7.13%, 6/15/24		750	598,125
7.63%, 2/15/25		530	419,363
T-Mobile USA, Inc.:
6.25%, 4/01/21		140	146,037
6.63%, 4/28/21		137	143,165
6.13%, 1/15/22		38	39,853
6.73%, 4/28/22		325	341,754
6.00%, 3/01/23		605	626,175
6.38%, 3/01/25		207	216,315
6.50%, 1/15/26		537	566,535

			7,447,225
Total Corporate Bonds — 80.3%			219,219,772

Floating Rate Loan Interests (f)
Air Freight & Logistics — 0.2%
Ceva Group PLC (FKA Louis No.1 PLC/TNT Logistics), Pre-Funded L/C Loan, 6.50%, 3/19/21		148	121,163
Ceva Intercompany BV, Dutch BV Term Loan, 6.50%, 3/19/21		153	124,897
Ceva Logistics Canada ULC (FKA TNT Canada ULC), Canadian Term Loan, 6.50%, 3/19/21		26	21,534

Floating Rate Loan Interests (f)		Par (000)	Value
Air Freight & Logistics (continued)
Ceva Logistics U.S. Holdings, Inc. (FKA Louis U.S. Holdco, Inc.), U.S. Term Loan, 6.50%, 3/19/21	USD	211	$172,271

			439,865
Airlines — 0.1%
Air Medical Group Holdings, Inc., Initial Term Loan, 4.25%, 4/28/22		168	163,934
Chemicals — 0.3%
Ascend Performance Materials Operations LLC, Term B Loan, 6.75%, 4/10/18		482	479,146
MacDermid, Inc. (Platform Specialty Products Corp.), Tranche B-3 Term Loan, 5.50%, 6/07/20		141	138,891
PQ Corp., Tranche B-1 Term Loan, 5.75%, 11/04/22		142	141,742

			759,779
Commercial Services & Supplies — 0.1%
Laureate Education, Inc., New Series 2018 Extended Term Loan, 5.00%, 6/15/18		300	290,331
Trugreen Limited Partnership, Initial Term Loan (First Lien), 6.50%, 4/13/23		112	112,280

			402,611
Communications Equipment — 0.0%
Blue Coat Holdings, Inc., Initial Term Loan, 4.50%, 5/20/22		63	62,587
Construction & Engineering — 0.1%
Brand Energy & Infrastructure Services, Inc. (FKA FR Brand Acquisition Corp.), Initial Term Loan, 4.75%, 11/26/20		247	240,036
Diversified Financial Services — 0.1%
Solera LLC (Solera Finance, Inc.), Dollar Term Loan, 5.75%, 3/03/23		355	354,517
Diversified Telecommunication Services — 0.7%
Intelsat Jackson Holdings SA, Tranche B-2 Term Loan, 3.75%, 6/30/19		146	132,579
Ligado Networks LLC (FKA New LightSquared LLC), Junior Loan, 13.50%, 12/07/20		440	272,104
New LightSquared LLC, Loan, 9.75%, 6/15/20		1,860	1,650,630

			2,055,313
Electric Utilities — 0.2%
Energy Future Intermediate Holding Co. LLC (EFIH Finance, Inc.), Term Loan, 4.25%, 12/19/16		207	206,483
Texas Competitive Electric Holdings Co. LLC (TXU), DIP Term Loan, 3.75%, 11/07/16		271	269,937

			476,420
Energy Equipment & Services — 0.1%
Weatherford International Ltd., Term Loan, 3.20%, 7/13/20		397	367,173
Health Care Equipment & Supplies — 0.1%
DJO Finance LLC, Initial Term Loan, 4.25%, 6/08/20		128	121,358
Immucor, Inc. (FKA IVD Acquisition Corp.), Term B-2 Loan, 5.00%, 8/19/18		234	218,398

			339,756
Health Care Providers & Services — 0.2%
MPH Acquisition Holdings LLC, Initial Term Loan, 5.00%, 6/07/23		331	331,745
Surgery Center Holdings, Inc., Initial Term Loan (First Lien), 5.25%, 11/03/20		74	73,610

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund

Floating Rate Loan Interests (f)		Par (000)	Value
Health Care Providers & Services (continued)
Vizient, Inc., Initial Term Loan, 6.25%, 2/13/23	USD	104	$104,952

			510,307
Hotels, Restaurants & Leisure — 0.6%
Amaya Holdings BV:
Initial Term B Loan (First Lien), 5.00%, 8/01/21		416	402,499
Initial Term B Loan (Second Lien), 8.00%, 8/01/22		20	19,231
Caesars Entertainment Resort Properties LLC, Term B Loan, 7.00%, 10/11/20		1,215	1,158,706
Scientific Games International, Inc., Initial Term Loan, 5.00%, 10/18/20		86	84,637

			1,665,073
Insurance — 0.0%
AssuredPartners, Inc., First Lien Term Loan, 5.75%, 10/21/22		138	137,010
IT Services — 0.0%
WEX, Inc., Term Loan B, 3.50%, 6/24/23		144	142,920
Life Sciences Tools & Services — 0.3%
DPX Holdings BV (FKA JLL/Delta Dutch Newco BV), 2015 Incremental Dollar Term Loan, 4.25%, 3/11/21		257	249,433
Jaguar Holding Co. I (AKA Pharmaceutical Product Development, Inc.), Initial Term Loan, 4.25%, 8/18/22		469	464,542

			713,975
Machinery — 0.3%
Accudyne Industries Borrower SCA/Accudyne Industries LLC (AKA Hamilton Sundstrand), Refinancing Term Loan, 4.00%, 12/13/19		438	392,210
Gates Global LLC, Initial Dollar Term Loan, 4.25%, 7/06/21		376	355,913

			748,123
Media — 0.5%
Advantage Sales & Marketing, Inc.:
Initial Term Loan (First Lien), 4.25%, 7/23/21		128	124,266
Term Loan (Second Lien), 7.50%, 7/25/22		331	306,247
Cengage Learning Acquisitions, Inc. (FKA TL Acquisitions, Inc.), Term Loan, 0.00%, 6/30/16 (a)(g)		49	—
Cengage Learning, Inc., 2016 Refinancing Term Loan, 5.25%, 6/07/23		73	71,721
iHeartCommunications, Inc. (FKA Clear Channel Communications, Inc.), Tranche D Term Loan, 7.21%, 1/30/19		751	546,608
Telenet Financing USD LLC, Term Loan AD Facility, 4.25%, 6/30/24		200	198,042
Univision Communications, Inc., Replacement First-Lien Term Loan (C-4), 4.00%, 3/01/20		11	10,858

			1,257,742
Metals & Mining — 0.2%
FMG Resources (August 2006) Pty Ltd. (FMG America Finance, Inc.), Loan, 4.25%, 6/30/19		442	421,759
Novelis, Inc., Initial Term Loan, 4.00%, 6/02/22		88	87,309

			509,068
Oil, Gas & Consumable Fuels — 0.1%
CITGO Holding, Inc., Term Loan, 9.50%, 5/12/18		131	131,852

Floating Rate Loan Interests (f)		Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
MEG Energy Corp., New Term Loan, 3.75%, 3/31/20	USD	80		$69,912

				201,764
Personal Products — 0.0%
NBTY, Inc., Dollar Term B Loan, 5.00%, 5/05/23		165		163,527
Pharmaceuticals — 0.2%
Capsugel Holdings U.S., Inc., New Dollar Term Loan, 4.00%, 7/31/21		55		54,519
Valeant Pharmaceuticals International, Inc.:
Series A-3 Tranche A Term Loan, 3.72%, 10/20/18		97		94,681
Series C-2 Tranche B Term Loan, 4.75%, 12/11/19		53		51,073
Series E-1 Tranche B Term Loan, 4.75%, 8/05/20		219		212,240
Series F-1 Tranche B Term Loan, 5.00%, 4/01/22		89		86,981

				499,494
Semiconductors & Semiconductor Equipment — 0.2%
Avago Technologies Cayman Holdings Ltd., Term B-1 Dollar Loan, 4.25%, 2/01/23		196		196,388
Microsemi Corp., Closing Date Term B Loan, 5.25%, 1/15/23		37		36,436
ON Semiconductor Corp., Closing Date Term Loan, 5.25%, 3/31/23		252		252,630

				485,454
Software — 0.3%
First Data Corp., 2021 Extended Dollar Term Loan, 4.45%, 3/24/21		296		294,424
Informatica Corp., Dollar Term Loan, 4.50%, 8/05/22		283		274,331
Kronos, Inc., Initial Term Loan (Second Lien), 9.75%, 4/30/20		145		145,369

				714,124
Specialty Retail — 0.0%
J. Crew Group, Inc., Initial Loan,, 4.00%, 3/05/21		125		84,901
Total Floating Rate Loan Interests — 4.9%				13,495,473

Foreign Agency Obligations
Canada — 0.1%
NOVA Chemicals Corp., 5.00%, 5/01/25 (d)		143		141,570
Total Foreign Agency Obligations — 0.1%				141,570

Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — 0.2%
Hilton USA Trust, Series 2013-HLT, Class EFX, 4.60%, 11/05/30 (d)(f)		442		444,777

Other Interests (j)		Beneficial Interest (000)
Household Durables — 0.1%
Stanley-Martin, Class B Membership Units (a)		—	(k)	274,500

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	15

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund

Preferred Securities
Capital Trusts (f)		Par (000)	Value
Banks — 2.0%
ABN AMRO Bank NV, 5.75% (l)	EUR	200	$206,215
Banco Bilbao Vizcaya Argentaria SA, 7.00% (l)		200	190,722
Banco Popular Espanol SA, 8.25% (l)		200	188,929
Banco Santander SA, 6.25% (l)		200	187,549
Bank of America Corp.:
Series X, 6.25% (l)	USD	1,128	1,145,597
Series Z, 6.50% (l)		306	325,890
Bank of Ireland, 7.38% (l)	EUR	200	205,251
BNP Paribas SA, 6.13% (l)		200	211,686
Citigroup, Inc.:
5.95% (l)	USD	112	110,670
Series N, 5.80% (l)		80	77,300
Series O, 5.88% (l)		315	302,400
Series P, 5.95% (l)		641	626,577
Series R, 6.13% (l)		175	177,625
Cooperatieve Rabobank UA, 6.63% (l)	EUR	200	222,724
Intesa Sanpaolo SpA, 7.00% (l)		200	204,195
JPMorgan Chase & Co.:
Series 1, 7.90% (l)	USD	170	173,400
Series V, 5.00% (l)		600	573,750
Wells Fargo & Co., Series U, 5.88% (l)		287	306,014

			5,436,494
Capital Markets — 0.2%
Goldman Sachs Group, Inc., Series L, 5.70% (l)		243	242,520
Morgan Stanley, Series H, 5.45% (l)		162	155,520
UBS Group AG, 5.75% (l)	EUR	200	223,061

			621,101
Diversified Telecommunication Services — 0.1%
Koninklijke KPN NV, 6.13% (l)		164	193,616
Electric Utilities — 0.1%
Enel SpA, 6.50%		100	119,851
Gas Natural Fenosa Finance BV, 3.38% (l)		200	197,803

			317,654
Oil, Gas & Consumable Fuels — 0.0%
TOTAL SA, 3.88% (l)		100	115,054
Wireless Telecommunication Services — 0.2%
Orange SA, 4.00% (l)		125	143,950

Capital Trusts (f)	Par (000)	Value
Wireless Telecommunication Services (continued)
Telefonica Europe BV:
4.20% (l)	EUR 200	$220,320
5.00% (l)	100	111,789

		476,059
Total Capital Trusts — 2.6%		7,159,978

Preferred Stocks	Shares
Diversified Financial Services — 0.0%
Concrete Investment II SCA (a)	623	73,286
Hotels, Restaurants & Leisure — 0.5%
Amaya, Inc. (a)	1,516	1,258,376
Total Preferred Stocks — 0.5%		1,331,662

Trust Preferreds
Consumer Finance — 0.3%
GMAC Capital Trust I, Series 2, 6.41%, 2/15/40 (f)	32,966	818,216
Total Preferred Securities — 3.4%		9,309,856
Total Long-Term Investments (Cost — $253,384,814) — 91.6%		249,897,326

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.40% (m)(n)	7,094,060	7,094,060
Total Short-Term Securities (Cost — $7,094,060) — 2.6%		7,094,060
Total Investments — 94.2% (Cost — $260,478,874)		256,991,386
Other Assets Less Liabilities — 5.8%		15,903,642

Net Assets — 100.0%		$272,895,028

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.

(c)	Restricted security as to resale, excluding 144A securities. As of period end, the Fund held restricted securities with a current value of $1,200 and an original cost of $1,200 which was less than 0.05% of its net assets.

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(f)	Variable rate security. Rate as of period end.

(g)	Issuer filed for bankruptcy and/or is in default of interest payments.

(h)	Convertible security.

(i)	Zero-coupon bond.

(j)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(k)	Amount is less than $500.

(l)	Perpetual security with no stated maturity date.

See Notes to Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund

(m)	During the six months ended June 30, 2016, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2015	Net Activity	Shares Held at June 30, 2016	Value at June 30, 2016	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	13,560,297	(6,466,237)	7,094,060	$7,094,060	$18,312

(n)	Current yield as of period end.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Short	Issue	Expiration	Notional Value		Unrealized Depreciation
(14)	Russell 2000 Mini Index	September 2016	USD	1,606,360	$ (4,519)
(66)	S&P 500 E-Mini Index	September 2016	USD	6,897,660	(255,448)
Total					$(259,967)

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	290,000	USD	424,821	Citibank N.A.	7/06/16	$ (38,736)
USD	1,585,401	CAD	2,065,000	Royal Bank of Canada	7/06/16	(12,998)
USD	12,456,454	EUR	11,155,000	Barclays Bank PLC	7/06/16	74,353
USD	28,405	EUR	25,000	Citibank N.A.	7/06/16	655
USD	56,617	EUR	50,000	Citibank N.A.	7/06/16	1,117
USD	111,084	EUR	98,000	Citibank N.A.	7/06/16	2,303
USD	78,419	EUR	70,000	Morgan Stanley & Co. International PLC	7/06/16	719
USD	88,132	EUR	78,000	Morgan Stanley & Co. International PLC	7/06/16	1,552
USD	118,180	EUR	105,000	Morgan Stanley & Co. International PLC	7/06/16	1,630
USD	125,495	EUR	110,000	Morgan Stanley & Co. International PLC	7/06/16	3,395
USD	156,630	EUR	138,000	Morgan Stanley & Co. International PLC	7/06/16	3,449
USD	646,462	EUR	579,000	Morgan Stanley & Co. International PLC	7/06/16	3,769
USD	627,922	EUR	552,000	Morgan Stanley & Co. International PLC	7/06/16	15,199
USD	3,545,562	GBP	2,421,000	Barclays Bank PLC	7/06/16	322,418
USD	191,737	GBP	140,000	Morgan Stanley & Co. International PLC	7/15/16	5,336
USD	1,590,226	CAD	2,065,000	TD Securities, Inc.	8/03/16	(8,338)
USD	14,383,190	EUR	12,945,000	Morgan Stanley & Co. International PLC	8/03/16	(850)
USD	2,652,802	GBP	1,970,000	Royal Bank of Scotland PLC	8/03/16	29,430
Total						$404,403

Centrally Cleared Credit Default Swaps - Buy Protection
Index	Pay Fixed Rate	Expiration Date	Notional Amount (000)		Unrealized Depreciation
iTraxx Europe Crossover Series 25 Version 1	5.00%	6/20/21	EUR	390	$(4,216)

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	17

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund

Centrally Cleared Credit Default Swaps - Sell Protection
Index	Receive Fixed Rate	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation
CDX.NA.HY Series 26 Version 1	5.00%	6/20/21	B+	USD 12,149	$177,117

[1]	Using S&P’s rating of the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Credit Default Swaps - Sell Protection
Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Paid	Unrealized Depreciation
CNH Industrial NV	5.00%	Goldman Sachs International	6/20/21	BB+	EUR	79	$7,606	$ 7,810	$ (204)
Fiat Finance North America, Inc.	5.00%	Citibank N.A.	6/20/21	BB	EUR	31	1,272	2,467	(1,195)
Wind Acquisition Finance SA	5.00%	JPMorgan Chase Bank N.A.	6/20/21	B	EUR	20	577	663	(86)
Total							$9,455	$10,940	$(1,485)

[1]	Using S&P’s rating of the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Assets - Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$465,325	—	—	$465,325
Swaps - OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	$ 10,940	—	—	—	—	10,940
Swaps - centrally cleared	Net unrealized appreciation[1]	—	177,117	—	—	—	—	177,117
Total		—	$188,057	—	$465,325	—	—	$653,382

Liabilities - Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	$259,967	—	—	—	$259,967
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$ 60,922	—	—	60,922
Swaps - OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	$ 1,485	—	—	—	—	1,485
Swaps - centrally cleared	Net unrealized depreciation[1]	—	4,216	—	—	—	—	4,216
Total		—	$ 5,701	$259,967	$ 60,922	—	—	$326,590

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund

For the six months ended June 30, 2016, the effect of derivative financial instruments in the Statement of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	$(753,824)	—	$(63,360)	—	$(817,184)
Forward foreign currency exchange contracts	—	—	—	$(387,187)	—	—	(387,187)
Swaps	—	$718,672	—	—	—	—	718,672

Total	—	$718,672	$(753,824)	$(387,187)	$(63,360)	—	$(485,699)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	$ (3,791)	—	$(13,130)	—	$ (16,921)
Forward foreign currency exchange contracts	—	—	—	$ 522,001	—	—	522,001
Swaps	—	$160,853	—	—	—	—	160,853

Total	—	$160,853	$ (3,791)	$ 522,001	$(13,130)	—	$ 665,933

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts - short							$8,970,155
Forward foreign currency exchange contracts:
Average amounts purchased - in USD							$35,366,863
Average amounts sold - in USD							$212,411
Credit default swaps:
Average notional value - buy protection							$216,402
Average notional value - sell protection.							$13,533,495

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to the Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	—	$ 103,076
Forward foreign currency exchange contracts	$465,325	60,922
Swaps - centrally cleared	42,657	—
Swaps - OTC[1]	10,940	1,485

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$518,922	$ 165,483
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(42,657)	(103,076)

Total derivative assets and liabilities subject to an MNA	$476,265	$ 62,407

[1]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid in the Statement of Assets and Liabilities and reported in the Schedule of Investments.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Barclays Bank PLC	$396,771	—	—	—	$396,771
Citibank N.A.	6,542	$(6,542)	—	—	—
Goldman Sachs International	7,810	(204)	—	—	7,606
JPMorgan Chase Bank N.A.	663	(86)	—	—	577
Morgan Stanley & Co. International PLC	35,049	(850)	—	—	34,199
Royal Bank of Scotland PLC	29,430	—	—	—	29,430

Total	$476,265	$(7,682)	—	—	$468,583

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	19

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Citibank N.A.	$39,931	$(6,542)	—	—	$33,389
Goldman Sachs International	204	(204)	—	—	—
JPMorgan Chase Bank N.A.	86	(86)	—	—	—
Morgan Stanley & Co. International PLC	850	(850)	—	—	—
Royal Bank of Canada	12,998	—	—	—	12,998
TD Securities, Inc.	8,338	—	—	—	8,338

Total	$62,407	$(7,682)	—	—	$54,725

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statement.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks	$4,804,049	$2,206,129	$1,200	$7,011,378
Corporate Bonds	—	218,611,855	607,917	219,219,772
Floating Rate Loan Interests	—	13,383,193	112,280	13,495,473
Foreign Agency Obligations	—	141,570	—	141,570
Non-Agency Mortgage-Backed Securities	—	444,777	—	444,777
Other Interests	—	—	274,500	274,500
Preferred Securities	818,216	7,159,978	1,331,662	9,309,856
Short-Term Securities	7,094,060	—	—	7,094,060

Total	$12,716,325	$241,947,502	$2,327,559	$256,991,386

Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$177,117	—	$177,117
Foreign currency exchange contracts	—	465,325	—	465,325
Liabilities:
Credit contracts	—	(5,701)	—	(5,701)
Equity contracts	$(259,967)	—	—	(259,967)
Foreign currency exchange contracts	—	(60,922)	—	(60,922)

Total	$(259,967)	$575,819	—	$315,852

[1]

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$56,950	—	—	$56,950
Foreign currency at value	38,301	—	—	38,301
Cash pledged:
Futures contracts	465,570	—	—	465,570
Centrally cleared swaps	737,600	—	—	737,600

Total	$1,298,421	—	—	$1,298,421

During the six months ended June 30, 2016, there were no transfers between Level 1 and Level 2.

See Notes to Financial Statements.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Schedule of Investments (concluded)	BlackRock High Yield V.I. Fund

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Preferred Securities	Total
Assets:
Opening Balance, as of December 31, 2015	$1,200	$644,667	$308,782	$312,300	$1,030,915	$2,297,864
Transfers into Level 3	—	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—	—
Accrued discounts/premiums	—	—	156	—	—	156
Net realized gain (loss)	—	—	(3,754)	—	—	(3,754)
Net change in unrealized appreciation (depreciation)[1,2]	—	—	13,088	(37,800)	300,747	276,035
Purchases	—	—	110,320	—	—	110,320
Sales	—	(36,750)	(316,312)	—	—	(353,062)

Closing Balance, as of June 30, 2016	$1,200	$607,917	$112,280	$274,500	$1,331,662	$2,327,559

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2016[2]	—	—	$1,916	$(37,800)	$300,747	$264,863

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2016 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	21

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)	BlackRock High Yield V.I. Fund
Assets
Investments at value — unaffiliated (cost — $253,384,814)	$249,897,326
Investments at value — affiliated (cost — $7,094,060)	7,094,060
Cash	56,950
Cash pledged:
Futures contracts	465,570
Centrally cleared swaps	737,600
Foreign currency at value (cost — $38,566)	38,301
Receivables:
Investments sold	6,409,288
Capital shares sold	7,749,670
Dividends — affiliated	1,386
Interest	3,701,705
From the Manager	37,348
Variation margin on centrally cleared swaps	42,657
Swap premiums paid	10,940
Unrealized appreciation on forward foreign currency exchange contracts	465,325
Prepaid expenses	512

Total assets	276,708,638

Liabilities
Payables:
Investments purchased	1,824,715
Capital shares redeemed	283,127
Distribution fees	28,230
Income dividends	1,213,442
Investment advisory fees	116,658
Officer’s and Directors’ fees	2,633
Other accrued expenses	178,189
Other affiliates	1,133
Variation margin on futures contracts	103,076
Unrealized depreciation on:
Forward foreign currency exchange contracts	60,922
OTC swaps	1,485

Total liabilities	3,813,610

Net Assets	$272,895,028

Net Assets Consist of
Paid-in capital	$311,016,196
Undistributed net investment income	356,942
Accumulated net realized loss	(35,270,449)
Net unrealized appreciation (depreciation)	(3,207,661)

Net Assets	$272,895,028

Net Asset Value
Class I — Based on net assets of $130,625,210 and 18,722,110 shares outstanding, 200 million shares authorized, $0.10 par value	$6.98

Class III — Based on net assets of $142,269,818 and 20,398,087 shares outstanding, 100 million shares authorized, $0.10 par value	$6.97

See Notes to Financial Statements.

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)	BlackRock High Yield V.I. Fund
Investment Income
Dividends — affiliated	$18,312
Dividends — unaffiliated	43,031
Interest	7,490,034

Total income	7,551,377

Expenses
Investment advisory	658,035
Transfer agent	2,419
Transfer agent — class specific	184,061
Distribution — class specific	156,597
Professional	36,864
Accounting services	26,938
Custodian	17,249
Printing	14,334
Officer and Directors	11,002
Registration	4,347
Miscellaneous	15,793

Total expenses	1,127,639
Less:
Fees waived by the Manager	(3,513)
Transfer agent fees reimbursed — class specific	(114,540)

Total expenses after fees waived and reimbursed	1,009,586

Net investment income	6,541,791

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(5,801,852)
Futures contracts	(817,184)
Swaps	718,672
Foreign currency transactions	(406,623)

(6,306,987)

Net change in unrealized appreciation (depreciation) on:
Investments	14,404,098
Futures contracts	(16,921)
Swaps	160,853
Foreign currency translations	492,369

15,040,399

Net realized and unrealized gain	8,733,412

Net Increase in Net Assets Resulting from Operations	$15,275,203

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	23

Statements of Changes in Net Assets	BlackRock High Yield V.I. Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations
Net investment income	$6,541,791	$10,530,772
Net realized loss	(6,306,987)	(4,607,177)
Net change in unrealized appreciation (depreciation)	15,040,399	(15,022,452)

Net increase (decrease) in net assets resulting from operations	15,275,203	(9,098,857)

Distributions to Shareholders[1]
From net investment income:
Class I	(3,540,904)	(7,614,399)
Class III	(3,352,615)	(4,886,376)

Decrease in net assets resulting from distributions to shareholders	(6,893,519)	(12,500,775)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	41,632,673	53,227,604

Net Assets
Total increase in net assets	50,014,357	31,627,972
Beginning of period	222,880,671	191,252,699

End of period	$272,895,028	$222,880,671

Undistributed net investment income, end of period	$356,942	$708,670

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Financial Highlights	BlackRock High Yield V.I Fund

	Class I
	Six Months Ended June 30, 2016	Year Ended December 31,
	(Unaudited)	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$6.77	$7.44	$7.67	$7.44	$6.87	$7.13

Net investment income[1]	0.18	0.36	0.40	0.43	0.48	0.50
Net realized and unrealized gain (loss)	0.22	(0.61)	(0.18)	0.24	0.56	(0.27)

Net increase (decrease) from investment operations	0.40	(0.25)	0.22	0.67	1.04	0.23

Distributions from net investment income[2]	(0.19)	(0.42)	(0.45)	(0.44)	(0.47)	(0.49)

Net asset value, end of period	$6.98	$6.77	$7.44	$7.67	$7.44	$6.87

Total Return[3]
Based on net asset value	5.98%[4]	(3.60)%	2.89%	9.33%	15.65%	3.33%

Ratios to Average Net Assets
Total expenses[5]	0.81%[6]	0.84%	0.87%	0.85%	0.86%	0.68%

Total expenses after fees waived and/or reimbursed[5]	0.68%[6]	0.70%	0.73%	0.73%	0.77%	0.67%

Net investment income[5]	5.30%[6]	4.86%	5.23%	5.65%	6.65%	6.98%

Supplemental Data
Net assets, end of period (000)	$130,625	$127,742	$139,729	$150,691	$142,392	$134,486

Portfolio turnover rate	48%	73%	87%	101%	88%	82%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31,
		2015	2014	2013	2012	2011
Investments in underlying funds	0.01%	0.01%	—	—	—	—

[6]	Annualized.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	25

Financial Highlights (concluded)	BlackRock High Yield V.I. Fund

	Class III
	Six Months Ended June 30, 2016	Year Ended December 31,			Period February 15, 2012[1] to December 31,
	(Unaudited)	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$6.76	$7.43	$7.67	$7.44	$7.12

Net investment income[2]	0.17	0.34	0.38	0.40	0.38
Net realized and unrealized gain (loss)	0.22	(0.61)	(0.18)	0.25	0.34

Net increase (decrease) from investment operations	0.39	(0.27)	0.20	0.65	0.72

Distributions from net investment income[3]	(0.18)	(0.40)	(0.44)	(0.42)	(0.40)

Net asset value, end of period	$6.97	$6.76	$7.43	$7.67	$7.44

Total Return[4]
Based on net asset value	5.86%[5]	(3.85)%	2.51%	9.07%	10.39%[5]

Ratios to Average Net Assets
Total expenses[6]	0.99%[7]	1.06%	1.07%	1.07%	1.29%[7]

Total expenses after fees waived and/or reimbursed[6]	0.92%[7]	0.94%	0.98%	0.96%	1.19%[7]

Net investment income[6]	5.08%[7]	4.63%	4.86%	5.23%	6.74%[7]

Supplemental Data
Net assets, end of period (000)	$142,270	$95,139	$51,524	$18,567	$14,824

Portfolio turnover rate	48%	73%	87%	101%	88%

[1]	Recommencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31,			Period February 15, 2012[1] to December 31, 2012
		2015	2014	2013
Investments in underlying funds	0.01%	0.01%	—	—	—

[7]	Annualized.

See Notes to Financial Statements.

26	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Financial Statements (Unaudited)	BlackRock High Yield V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock High Yield V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares were redeemed on December 31, 2007, and recommenced on February 15, 2012.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security”. Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	27

Notes to Financial Statements (continued)	BlackRock High Yield V.I. Fund

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the bench-mark yield based on the unique attributes of the tranche. Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for

28	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Financial Statements (continued)	BlackRock High Yield V.I. Fund

liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for the Fund’s investments and derivative financial instruments has been included in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Fund may subsequently have to reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	29

Notes to Financial Statements (continued)	BlackRock High Yield V.I. Fund

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Zero-Coupon Bonds: Zero-coupon bonds, are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of the these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result to proceeds from the sale to not be readily available for the Fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of the Fund’s investment policies.

When the Fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. The Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

30	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Financial Statements (continued)	BlackRock High Yield V.I. Fund

5. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: The Fund invests in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to gain or reduce exposure, to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked to market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Swaps: The Fund enters into swap contracts to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	31

Notes to Financial Statements (continued)	BlackRock High Yield V.I. Fund

agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•

Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

32	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Financial Statements (continued)	BlackRock High Yield V.I. Fund

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s and BlackRock Total Return V.I. Fund’s, a series of the Company, aggregate average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fees
Up to $250 Million	0.55%
Over $250 Million up to $500 Million	0.50%
Over $500 Million up to $750 Million	0.45%
Over $750 Million	0.40%

For the six months ended June 30, 2016, the aggregate average daily net assets of the Fund and the Company’s BlackRock Total Return V.I. Fund were approximately $508,857,986.

Distribution Fees

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

For the six months ended June 30, 2016, the class specific distribution fees borne directly by Class III is $156,597.

Transfer Agent

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the six months ended June 30, 2016, the Fund paid the following amounts to affiliates in return for these services, which is included in transfer agent — class specific in the Statement of Operations:

Class I	Class III	Total
$114,018	$70,043	$184,061

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

Expense Limitations, Waivers and Reimbursements

The Manager, with respect to the Fund, contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows:

Class I	1.25%
Class III	1.50%

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2017, unless approved by the Board, including a majority of the Independent Directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a majority of the outstanding voting securities of the Fund.

The Manager, with respect to the Fund, voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by the Manager in the

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	33

Notes to Financial Statements (continued)	BlackRock High Yield V.I. Fund

Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. For the six months ended June 30, 2016, the amount waived was $3,513.

The Manager has contractually agreed to reimburse transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.06%
Class III	0.05%

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2017, unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund.

These amounts are shown as transfer agent fees reimbursed — class specific in the Statement of Operations. Class specific expense waivers and/or reimbursements are as follows:

	Class I	Class III	Total
Transfer Agent Fees Reimbursed	$75,949	$38,591	$114,540

For the six months ended June 30, 2016, the Fund reimbursed the Manager $1,167 for certain accounting services, which is included in accounting services in the Statement of Operations.

Officers and Directors

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Officer and Directors in the Statement of Operations.

Other Transactions

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended June 30, 2016, the purchase and sale transactions and any realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain (Loss)
$178,634	—	—

7. Purchases and Sales:

For the six months ended June 30, 2016, purchases and sales of investments, including paydowns and excluding short-term securities, were $151,954,362 and $115,512,810, respectively.

8. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2015. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of December 31, 2015, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,
No expiration date[1]	$8,442,669
2016	9,129,091
2017	11,211,061

Total	$28,782,821

[1]	Must be utilized prior to losses subject to expiration.

34	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Financial Statements (continued)	BlackRock High Yield V.I. Fund

As of June 30, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$261,046,753

Gross unrealized appreciation	$5,151,123
Gross unrealized depreciation	(9,206,490)

Net unrealized depreciation	$(4,055,367)

9. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2016, the Fund did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy; the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	35

Notes to Financial Statements (concluded)	BlackRock High Yield V.I. Fund

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class I
Shares sold	947,664	$ 6,501,931	2,469,573	$ 17,493,607
Shares issued in reinvestment of distributions	513,632	3,503,312	1,058,601	7,723,213
Shares redeemed	(1,616,240)	(10,978,615)	(3,441,699)	(25,310,952)

Net increase (decrease)	(154,944)	$ (973,372)	86,475	$ (94,132)

Class III
Shares sold	18,318,216	$124,354,783	23,405,785	$ 171,738,346
Shares issued in reinvestment of distributions	458,406	3,134,298	647,949	4,701,923
Shares redeemed	(12,445,609)	(84,883,036)	(16,920,447)	(123,118,533)

Net increase	6,331,013	$ 42,606,045	7,133,287	$ 53,321,736

Total Net Increase	6,176,069	$ 41,632,673	7,219,762	$ 53,227,604

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

36	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

JUNE 30, 2016

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶  BlackRock International V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of June 30, 2016	BlackRock International V.I. Fund

Investment Objective
BlackRock International V.I. Fund’s (the “Fund”) investment objective is long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2016, the Fund underperformed its benchmark, the MSCI All Country World (ACWI) ex USA Index.

What factors influenced performance?

•

From a sector perspective, negative stock selection in health care, financials and consumer discretionary detracted from performance. The most significant individual detractors included Alexion Pharmaceuticals, Inc., which suffered in the rotation away from health care companies during the first quarter on concerns about potential price controls. Shares of Lloyds Banking Group PLC suffered in the wake of the surprise result of the U.K. referendum on leaving the European Union. A position in Japanese automaker Mazda Motor Corp. also lagged notably as the company’s results were negatively impacted by a strong yen.

•

Positive stock selection in telecommunication services (“telecom”), industrials and information technology (“IT”) contributed the most to performance. The top individual contributors included Recruit Holdings Co., Ltd., a Japanese staffing company which saw its shares perform well following strong full year earnings released in May. Shares of Royal Dutch Shell PLC rose in line with oil prices, and also benefited from the British pound’s weakness post-Brexit, given that most of its revenue is earned in U.S. dollars. A position in Telefonica Brasil SA also outperformed.

Describe recent portfolio activity.

•

The largest change to active positioning was a material increase in the Fund’s position in financials, bringing the allocation almost to the benchmark weight. A significant increase to the Fund’s IT overweight and a significant decrease in the consumer discretionary overweight were the other notable changes. Examples of new financial holdings include pan-Asian insurer AIA Group Ltd., along with banks Intesa Sanpaolo SpA (Italy) and Axis Bank Ltd. (India). Within IT, Omron Corp. (Japan) and Baidu Inc. (China) were added, and additional capital was invested into ASML Holding NV (Netherlands) and Trend Micro, Inc. (Japan). Conversely, a number of consumer discretionary stocks were sold, including Mazda Motor Corp., Mattel, Inc. and Magna International, Inc.

Describe portfolio positioning at period end.

•

Relative to the benchmark, the Fund’s largest sector overweight positions were in health care, IT and telecom. The largest underweight exposures were consumer staples, materials and utilities. On a regional basis, the largest overweight exposures were in the United Kingdom and the Netherlands, while the largest underweight allocations were in Canada and Germany.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Geographic Allocation	Percent of Net Assets
United Kingdom	20%
Japan	18
Netherlands	13
United States	6
Ireland	6
China	5
Belgium	4
Hong Kong	3
Israel	3
India.	3
South Korea	3
France	2
Brazil	2
Indonesia	2
Sweden.	2
Taiwan	2
Italy	2
Switzerland	2
Short-Term Securities	3
Liabilities in Excess of Other Assets	(1)

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

BlackRock International V.I. Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[2]

The Fund invests primarily in stocks of companies located outside the U.S. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed a different investment strategy under the name “BlackRock International Value V.I. Fund.”

[3]	A free float-adjusted market capitalization index designed to measure the combined equity market performance of developed and emerging market countries, excluding the United States.

Performance Summary for the Period Ended June 30, 2016
		Average Annual Total Returns
	6-Month Total Returns[5]	1 Year[5]	5 Years[5]	10 Years[5]
Class I4	(5.56)%	(12.58)%	(0.22)%	0.47%
MSCI ACWI ex USA Index	(1.02)	(10.24)	0.10	1.87

[4]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed a different investment strategy under the name “BlackRock International Value V.I. Fund.”

[5]	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[7]
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[6]	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[6]	Annualized Expense Ratio
Class I	$1,000.00	$944.40	$4.93	$1,000.00	$1,019.79	$5.12	1.02%

[6]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	3

Disclosure of Expenses	BlackRock International V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2016 and held through June 30, 2016) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical example that appears in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Schedule of Investments June 30, 2016 (Unaudited)	BlackRock International V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Belgium — 3.6%
KBC Groep NV (a)	69,931	$3,439,285
Brazil — 2.4%
Telefonica Brasil SA, Preferred Shares (a)	165,928	2,263,476
China — 5.3%
Baidu, Inc. — ADR (a)	8,984	1,483,708
Bank of China Ltd., H Shares	8,807,000	3,539,603

		5,023,311
France — 2.5%
Compagnie de Saint-Gobain	63,811	2,418,805
Hong Kong — 3.5%
AIA Group Ltd.	561,000	3,373,700
India — 2.7%
Axis Bank Ltd.	329,454	2,617,906
Indonesia — 2.2%
Bank Mandiri Perseo Tbk PT	2,866,100	2,074,068
Ireland — 5.9%
Shire PLC	91,636	5,663,365
Israel — 3.4%
Teva Pharmaceutical Industries Ltd. — ADR	64,005	3,214,971
Italy — 1.7%
Intesa Sanpaolo SpA	877,232	1,670,881
Japan — 18.3%
Bridgestone Corp.	32,800	1,054,092
Omron Corp.	121,200	3,956,062
Recruit Holdings Co. Ltd.	153,700	5,615,294
THK Co. Ltd.	204,800	3,490,696
Trend Micro, Inc.	95,800	3,426,188

		17,542,332
Netherlands — 13.1%
ASML Holding NV	40,057	3,943,157
Heineken NV	18,532	1,699,796
ING Groep NV CVA	288,383	2,983,598
Royal Dutch Shell PLC, A Shares	143,007	3,922,759

		12,549,310
South Korea — 2.7%
SK Telecom Co. Ltd	13,710	2,575,655
Sweden — 2.1%
SKF AB, Class B	124,460	1,994,219
Switzerland — 1.5%
Cie Financiere Richemont SA, Registered Shares	24,475	1,432,637
Taiwan — 2.1%
Hermes Microvision, Inc.	48,000	1,990,281

Common Stocks	Shares	Value
United Kingdom — 19.6%
AstraZeneca PLC	88,819	$5,309,941
Kingfisher PLC	967,761	4,156,638
Liberty Global PLC LiLAC, Class A (a)	11,605	374,377
Liberty Global PLC, Class A (a)	60,742	1,765,162
Lloyds Banking Group PLC	3,624,361	2,625,104
Vodafone Group PLC	1,487,908	4,536,446

		18,767,668
United States — 6.0%
Alexion Pharmaceuticals, Inc. (a)	14,905	1,740,308
Estee Lauder Cos., Inc., Class A	16,214	1,475,798
TripAdvisor, Inc. (a)	39,630	2,548,209

		5,764,315
Total Long-Term Investments (Cost — $99,386,371) — 98.6%		94,376,185

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.40% (b)(c)	2,447,980	2,447,980

Time Deposits	Par (000)
Japan — 0.0%
Brown Brothers Harriman & Co., (0.33)%, 7/01/16	$2,528	24,484
Switzerland — 0.1%
Brown Brothers Harriman & Co., (1.45)%, 7/01/16	81	82,858
Total Time Deposits — 0.1%		107,342
Total Short-Term Securities (Cost — $2,555,322) — 2.6%		2,555,322
Total Investments (Cost — $101,941,693) — 101.2%		96,931,507
Liabilities in Excess of Other Assets — (1.2)%		(1,193,475)

Net Assets — 100.0%		$95,738,032

Portfolio Abbreviations
ADR	American Depositary Receipts	USD	U.S. Dollar
AUD	Australian Dollar

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	5

Schedule of Investments (continued)	BlackRock International V.I. Fund

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	During the six months ended June 30, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2015	Net Activity	Shares Held at June 30, 2016	Value at June 30, 2016	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	869,748	1,578,232	2,447,980	$2,447,980	$3,057
BlackRock Liquidity Series, LLC, Money Market Series	$3,559,780	$(3,559,780)	—	—	6,032	[1]
				$2,447,980	$9,089

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	Current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
AUD	4,469,000	USD	3,349,158	Citibank N.A.	7/07/16	$(17,061)

Derivative Financial Instruments Categorized by Risk Exposure

      As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Liabilities - Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$(17,061)	—	—	$(17,061)

      For the six months ended June 30, 2016, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	—	—	—	$135,121	—	—	$135,121

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	—	—	—	$ (30,896)	—	—	$ (30,896)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD.	$6,499,928	[1]
Average amounts sold — in USD	$3,236,778

[1]	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter end.

      For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock International V.I. Fund

Derivative Financial Instruments – Offsetting as of Period End

      The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	—	$17,061

Total derivative assets and liabilities in the Statement of Assets and Liabilities	—	17,061

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	—	$17,061

      The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[1]
Citibank N.A	$17,061	—	—	—	$17,061

[1]	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

      Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

      The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Belgium	—	$3,439,285	—	$3,439,285
Brazil	$2,263,476	—	—	2,263,476
China	1,483,708	3,539,603	—	5,023,311
France	—	2,418,805	—	2,418,805
Hong Kong	—	3,373,700	—	3,373,700
India.	—	2,617,906	—	2,617,906
Indonesia	—	2,074,068	—	2,074,068
Ireland	—	5,663,365	—	5,663,365
Israel	3,214,971	—	—	3,214,971
Italy	—	1,670,881	—	1,670,881
Japan	—	17,542,332	—	17,542,332
Netherlands	—	12,549,310	—	12,549,310
South Korea.	—	2,575,655	—	2,575,655
Sweden	—	1,994,219	—	1,994,219
Switzerland	—	1,432,637	—	1,432,637
Taiwan	—	1,990,281	—	1,990,281
United Kingdom	2,139,539	16,628,129	—	18,767,668
United States	5,764,315	—	—	5,764,315
Short-Term Securities:
Money Market Funds	2,447,980	—	—	2,447,980
Time Deposits	—	107,342	—	107,342

Total	$17,313,989	$79,617,518	—	$96,931,507

Derivative Financial Instruments[1]
Liabilities:
Foreign currency exchange contracts	—	$(17,061)	—	$(17,061)

[1]	Derivative financial instruments are forward foreign currency exchange contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	7

Schedule of Investments (concluded)	BlackRock International V.I. Fund

      The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, foreign currency at value of $81,549 is categorized as Level 1 within the disclosure hierarchy.

      Transfers between Level 1 and Level 2 were as follows:

	Transfers into Level 1	Transfers out of Level 1[1]	Transfers into Level 2[1]	Transfers out of Level 2
Assets:
Long-Term Investments:
Netherlands	—	$(3,303,809)	$3,303,809	—

[1]	External pricing service used to reflect any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)	BlackRock International V.I. Fund

Assets
Investments at value — unaffiliated (cost — $99,493,713)	$94,483,527
Investments at value — affiliated (cost — $2,447,980)	2,447,980
Foreign currency at value (cost — $81,487)	81,549
Receivables:
Investments sold	3,887,628
Securities lending income — affiliated	280
Capital shares sold	4,708
Dividends — affiliated	571
Dividends — unaffiliated	475,542
From the Manager	19,415
Prepaid expenses	244

Total assets	101,401,444

Liabilities
Payables:
Investments purchased	5,099,573
Capital shares redeemed	278,350
Deferred foreign capital gain tax	69,848
Investment advisory fees	60,696
Officer’s and Directors’ fees	2,675
Other accrued expenses	134,607
Other affiliates	602
Unrealized depreciation on forward foreign currency exchange contracts	17,061

Total liabilities	5,663,412

Net Assets	$95,738,032

Net Assets Consist of
Paid-in capital	$131,180,775
Undistributed net investment income	1,169,742
Accumulated net realized loss	(31,566,404)
Net unrealized appreciation (depreciation)	(5,046,081)

Net Assets	$95,738,032

Net Asset Value
Class I — Based on net assets of $95,738,032 and 10,436,953 shares outstanding, 100 million shares authorized, $0.10 par value	$9.17

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	9

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)	BlackRock International V.I. Fund

Investment Income
Dividends — unaffiliated	$1,790,776
Dividends — affiliated	3,057
Securities lending — affiliated — net	6,032
Foreign taxes withheld	(163,353)

Total income	1,636,512

Expenses
Investment advisory	370,703
Transfer agent	102,365
Professional	30,177
Accounting services	16,302
Custodian	15,032
Printing	11,662
Officer and Directors	10,328
Miscellaneous	9,678

Total expenses	566,247
Less fees waived by the Manager	(540)
Less transfer agent fees reimbursed	(60,303)

Total expenses after fees waived and reimbursed	505,404

Net investment income	1,131,108

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(4,763,997)
Foreign currency transactions	113,496

(4,650,501)

Net change in unrealized appreciation (depreciation) on:
Investments	(2,383,413)
Foreign currency translations	(33,086)

(2,416,499)

Net realized and unrealized loss	(7,067,000)

Net Decrease in Net Assets Resulting from Operations	$(5,935,892)

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Statements of Changes in Net Assets	BlackRock International V.I. Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

Operations
Net investment income.	$1,131,108	$1,610,161
Net realized loss	(4,650,501)	(698,346)
Net change in unrealized appreciation (depreciation)	(2,416,499)	(3,801,604)

Net decrease in net assets resulting from operations	(5,935,892)	(2,889,789)

Distributions to Shareholders[1]
From net investment income	—	(1,257,545)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(6,268,394)	(13,053,953)

Net Assets
Total decrease in net assets	(12,204,286)	(17,201,287)
Beginning of period	107,942,318	125,143,605

End of period	$95,738,032	$107,942,318

Undistributed net investment income, end of period	$1,169,742	$38,634

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	11

Financial Highlights	BlackRock International V.I. Fund

	Class I
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31,
		2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$9.71	$10.10	$10.87	$9.04	$8.00	$9.55

Net investment income[1]	0.10	0.14	0.13	0.19	0.16	0.19
Net realized and unrealized gain (loss)	(0.64)	(0.42)	(0.69)	1.86	1.04	(1.50)

Net increase (decrease) from investment operations	(0.54)	(0.28)	(0.56)	2.05	1.20	(1.31)

Distributions from net investment income[2]	—	(0.11)	(0.21)	(0.22)	(0.16)	(0.24)

Net asset value, end of period	$9.17	$9.71	$10.10	$10.87	$9.04	$8.00

Total Return[3]
Based on net asset value	(5.56)%[4]	(2.76)%	(5.19)%	22.75%	15.08%	(13.71)%

Ratios to Average Net Assets
Total expenses	1.15%[5]	1.09%	1.11%	1.08%	1.05%	0.89%

Total expenses after fees waived and reimbursed	1.02%[5]	0.98%	0.99%	0.97%	0.96%	0.88%

Net investment income	2.29%[5]	1.35%	1.21%	1.92%	1.84%	2.08%

Supplemental Data
Net assets, end of period (000)	$95,738	$107,942	$125,144	$150,314	$133,308	$134,471

Portfolio turnover rate	38%	112%	129%	121%	106%	153%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Financial Statements (Unaudited)	BlackRock International V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock International V.I. Fund (the “Fund”). The Fund is classified as diversified.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., forward foreign currency exchange contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	13

Notes to Financial Statements (continued)	BlackRock International V.I. Fund

would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value each business day.

•

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for the Fund’s investments and derivative financial instruments have been included in the Schedule of Investments.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Financial Statements (continued)	BlackRock International V.I. Fund

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to gain or reduce exposure, to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked to market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	15

Notes to Financial Statements (continued)	BlackRock International V.I. Fund

Master Netting Arrangements: In order to better define it’s contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee, which is determined by calculating a percentage of the Fund’s average daily net assets, based on the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.75%
$1 Billion - $3 Billion	0.71%
$3 Billion - $5 Billion	0.68%
$5 Billion - $10 Billion	0.65%
Greater than $10 Billion	0.64%

The Manager, with respect to the Fund, entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Financial Statements (continued)	BlackRock International V.I. Fund

Distribution Fees

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund. For the six months ended June 30, 2016, the Fund had no distribution fees.

Transfer Agent

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent. For the six months ended June 30, 2016, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

Expense Limitations, Waivers and Reimbursements

The Manager, with respect to the Fund, contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets is 1.25% for Class I.

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2017 unless approved by the Board, including a majority of the Independent Directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a majority of the outstanding voting securities of the Fund.

The Manager, with respect to the Fund, voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by the Manager in the Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. For the six months ended June 30, 2016, the amount waived was $540.

The Manager has contractually agreed to reimburse transfer agent fees in order to limit such expenses at 0.08% of average daily net assets.

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2017 unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund.

These amounts are shown as transfer agent fees reimbursed in the Statement of Operations.

For the six months ended June 30, 2016, the Fund reimbursed the Manager $594 for certain accounting services, which is included in accounting services in the Statement of Operations.

Securities Lending

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	17

Notes to Financial Statements (continued)	BlackRock International V.I. Fund

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the six months ended June 30, 2016, the Fund paid BIM $1,415 for securities lending agent services.

Officers and Directors

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Officer and Directors in the Statement of Operations

Other Transactions

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended June 30, 2016, the purchase and sale transactions which resulted in net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Loss
—	$2,064,492	$(531,224)

7. Purchases and Sales:

For the six months ended June 30, 2016, purchases and sales of investments, excluding short-term securities, were $37,737,947 and $43,037,606, respectively.

8. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2015. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of December 31, 2015, the Fund had a capital loss carryforward available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,
No expiration date[1]	$1,771,920
2017	25,133,494

Total	$26,905,414

[1]	Must be utilized prior to losses subject to expiration.

As of June 30, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$101,948,340

Gross unrealized appreciation	$3,970,104
Gross unrealized depreciation	(8,986,937)

Net unrealized depreciation	$(5,016,833)

9. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Financial Statements (continued)	BlackRock International V.I. Fund

commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2016, the Fund did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

Concentration Risk: The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

The United Kingdom has voted to withdraw from the European Union on June 23, 2016, which may introduce significant new uncertainties and instability in the financial markets across Europe.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	19

Notes to Financial Statements (concluded)	BlackRock International V.I. Fund

11. Capital Share Transactions:

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class I
Shares sold	96,965	$888,351	428,873	$4,374,274
Shares issued in reinvestment of distributions.	—	—	127,785	1,257,545
Shares redeemed	(779,887)	(7,156,745)	(1,822,740)	(18,685,772)

Net decrease	(682,922)	$(6,268,394)	(1,266,082)	$(13,053,953)

12. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

The Fund paid a net investment income distribution of $0.004688 per share on July 22, 2016 to shareholders of record on July 20, 2016.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

JUNE 30, 2016

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶   BlackRock iShares® Alternative Strategies V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of June 30, 2016	BlackRock iShares® Alternative Strategies V.I. Fund

Investment Objective

BlackRock iShares® Alternative Strategies V.I. Fund’s (the “Fund”) investment objective is to seek to achieve long-term growth of capital and risk adjusted returns.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2016, the Fund outperformed its blended benchmark, the 60% MSCI All Country World Index/40% Barclays U.S. Aggregate Bond Index.

What factors influenced performance?

•

The largest contributor to Fund performance was exposure to potentially less risky global stocks through the iShares Edge MSCI Minimum Volatility Global ETF. This was followed by exposure to U.S. dollar-denominated government bonds issued by emerging market countries through the iShares J.P. Morgan USD Emerging Markets Bond ETF.

•

The largest detractor from Fund performance was exposure to Canadian, European and Asian real estate through the iShares International Developed Real Estate ETF. The next-largest detractor was exposure to U.S. real estate companies and real estate investment trusts (“REITs”) through the iShares U.S. Real Estate ETF.

Describe recent portfolio activity.

•

Post-Brexit, the investment adviser favors U.S. REITs over international REITs due to their relative safety and reduced expectations of Fed rate hikes. In light of this, the Fund increased its allocation to U.S. REITs and sold international REITs. In addition, the Fund’s broad commodity exposure was marginally reduced in favor of increased exposure to global equities with minimum volatility, and silver.

Describe portfolio positioning at period end.

•

At period end, the Fund was positioned with a defensive tilt via exposure to minimum volatility assets and precious metals. In addition, the Fund held exposures to higher yielding assets such as preferred stock and REITs.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Affiliated Investment Companies
Fixed Income Funds	42%
Equity Funds	35
Short-Term Securities	13
Commodity Funds	10

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

BlackRock iShares® Alternative Strategies V.I. Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[2]	The Fund invests in a portfolio of underlying exchange-traded funds that seek to track alternative indices.

[3]	A customized weighted index comprised of 60% MSCI All Country World Index and 40% Barclays U.S. Aggregate Bond Index.

[4]

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

[5]

A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

[6]	Commencement of operations.

Performance Summary for the Period Ended June 30, 2016

			Average Annual Total Returns
	6-Month Total Returns[8]		1 Year[8]	Since Inception[8,10]
Class I7	10.61%[9]		7.90%	5.90%
Class III[7]	10.43	[9]	7.58	5.63
60% MSCI All Country World Index / 40% Barclays U.S. Aggregate Bond Index	2.97		0.33	2.08
MSCI All Country World Index	1.23		(3.73)	0.41
Barclays U.S. Aggregate Bond Index	5.31		6.00	4.17

[7]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[8]	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[9]

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from results reported in the financial highlights.

[10]	The Fund commenced operations on April 30, 2014.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example

	Actual			Hypothetical[12]
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[11]	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[11]	Annualized Expense Ratio
Class I	$1,000.00	$1,106.10	$3.40	$1,000.00	$1,021.63	$3.27	0.65%
Class III	$1,000.00	$1,104.30	$4.71	$1,000.00	$1,020.39	$4.52	0.90%

[11]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[12]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half-year divided by 366.

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	3

Disclosure of Expenses	BlackRock iShares® Alternative Strategies V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2016 and held through June 30, 2016) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Consolidated Schedule of Investments June 30, 2016 (Unaudited)	BlackRock iShares® Alternative Strategies V.I. Fund
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares	Value
Commodity Funds — 11.3%
iShares Commodities Select Strategy ETF	19,184	$629,619
iShares Gold Trust (b)(c)	69,394	885,467
iShares Silver Trust (b)(c)	31,172	557,044

		2,072,130

Equity Funds — 40.1%
iShares Edge MSCI Minimum Volatility Global ETF	72,257	5,518,267
iShares U.S. Real Estate ETF	22,266	1,832,492

		7,350,759

Fixed Income Funds — 48.5%
iShares J.P. Morgan USD Emerging Markets Bond ETF	46,291	5,330,409

Affiliated Investment Companies (a)	Shares/ Beneficial Interest (000)	Value
Fixed Income Funds (continued)
iShares U.S. Preferred Stock ETF (d)	89,381	$3,565,408

		8,895,817

Short-Term Securities — 15.4%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.40% (e)	586,598	586,598
BlackRock Liquidity Series, LLC, Money Market Series, 0.59% (e)(f)	$2,239	2,239,009

		2,825,607

Total Affiliated Investment Companies (Cost — $20,144,635) — 115.3%		21,144,313
Liabilities in Excess of Other Assets — (15.3)%		(2,813,556)

Net Assets — 100.0%		$18,330,757

Notes to Schedule of Investments

(a)	During the six months ended June 30, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2015	Shares Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2016	Value at June 30, 2016	Income		Realized Gain (Loss)
BlackRock Liquidity Funds, TempFund, Institutional Class	150,886	435,712	[1]	—	586,598	$586,598	$299		—
BlackRock Liquidity Series, LLC, Money Market Series	—	$2,239,009	[2]	—	$2,239,009	2,239,009	16,089	[3]	—
iShares Commodities Select Strategy ETF	20,386	7,881		9,083	19,184	629,619	1,850		$(55,405)
iShares Edge MSCI Minimum Volatility Global ETF	47,124	28,486		3,353	72,257	5,518,267	51,601		(3,981)
iShares Gold Trust	52,477	18,817		1,900	69,394	885,467	—		(351)
iShares International Developed Real Estate ETF	42,690	23,917		66,607	—	—	27,375		(72,260)
iShares J.P. Morgan USD Emerging Markets Bond ETF	32,705	16,888		3,302	46,291	5,330,409	79,804		(6,560)
iShares Silver Trust	16,629	17,743		3,200	31,172	557,044	—		(1,674)
iShares U.S. Preferred Stock ETF	61,210	36,038		7,867	89,381	3,565,408	64,764		(6,280)
iShares U.S. Real Estate ETF	3,328	19,033		95	22,266	1,832,492	6,916		7
Total						$21,144,313	$248,698		$(146,504)

[1]	Represents net shares purchased.

[2]	Represents net beneficial interest purchased.

[3]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(b)	Non-income producing security.

(c)	Security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

(d)	Security, or a portion of security, is on loan.

(e)	Current yield as of period end.

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Portfolio Abbreviation
ETF	Exchange-Traded Fund

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	5

Consolidated Schedule of Investments (concluded)	BlackRock iShares® Alternative Strategies V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$18,905,304	$2,239,009	—	$21,144,313

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$47,897	—	—	$47,897
Liabilities:
Collateral on securities loaned at value	—	$(2,239,009)	—	(2,239,009)

Total	$47,897	$(2,239,009)	—	$(2,191,112)

During the six months ended June 30, 2016, there were no transfers between levels.

See Notes to Consolidated Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Consolidated Statement of Assets and Liabilities

June 30, 2016 (Unaudited)	BlackRock iShares® Alternative Strategies V.I. Fund

Assets
Investments at value — affiliated (including securities loaned at value of $2,202,566)(cost — $20,144,635)	$21,144,313
Cash	47,897
Receivables:
Investments sold	1,994,926
Securities lending income — affiliated	3,020
Capital shares sold	24,600
Dividends — affiliated	54
From the Manager	1,971
Prepaid expenses	353

Total assets	23,217,134

Liabilities
Collateral on securities loaned at value	2,239,009
Payables:
Investments purchased	2,587,246
Capital shares redeemed	4,163
Distribution fees	987
Officer’s and Directors’ fees	855
Other affiliates	52
Other accrued expenses	54,065

Total liabilities	4,886,377

Net Assets	$18,330,757

Net Assets Consist of
Paid-in capital	$17,498,044
Undistributed net investment income	200,094
Accumulated net realized loss	(367,059)
Net unrealized appreciation (depreciation)	999,678

Net Assets	$18,330,757

Net Asset Value
Class I — Based on net assets of $12,967,617 and 1,196,593 shares outstanding, 100 million shares authorized, $0.10 par value	$10.84

Class III — Based on net assets of $5,363,140 and 496,747 shares outstanding, 100 million shares authorized, $0.10 par value	$10.80

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	7

Consolidated Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)	BlackRock iShares® Alternative Strategies V.I. Fund

Investment Income
Dividends — affiliated	$232,609
Securities lending — affiliated — net	16,089

Total income	248,698

Expenses
Professional	27,791
Investment advisory	17,703
Transfer agent	2,390
Transfer agent — Class Specific	10,602
Printing	9,142
Distribution — Class Specific	4,221
Accounting services	4,006
Officer and Directors	2,813
Custodian	1,921
Registration	391
Miscellaneous	3,381

Total expenses	84,361
Less fees waived by the Manager	(14,948)
Less transfer agent fees reimbursed — Class specific	(10,591)
Less expenses reimbursed by the Manager	(8,500)

Total expenses after fees waived and reimbursed	50,322

Net investment income	198,376

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Net realized loss on investments — affiliated	(146,504)
Net change in unrealized appreciation (depreciation) on investments — affiliated	1,456,981

Net realized and unrealized gain	1,310,477

Net Increase in Net Assets Resulting from Operations	$1,508,853

See Notes to Consolidated Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Consolidated Statements of Changes in Net Assets	BlackRock iShares® Alternative Strategies V.I. Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

Operations
Net investment income	$198,376	$340,498
Net realized loss	(146,504)	(223,189)
Net change in unrealized appreciation (depreciation)	1,456,981	(427,276)

Net increase (decrease) in net assets resulting from operations	1,508,853	(309,967)

Distributions to Shareholders[1]
From net investment income:
Class I	—	(283,383)
Class III	—	(60,376)
From return of capital:
Class I	—	(10,016)
Class III	—	(2,226)

Decrease in net assets resulting from distributions to shareholders	—	(356,001)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	4,954,661	7,083,164

Net Assets
Total increase in net assets	6,463,514	6,417,196
Beginning of period	11,867,243	5,450,047

End of period	$18,330,757	$11,867,243

Undistributed net investment income, end of period	$200,094	$1,718

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	9

Consolidated Financial Highlights	BlackRock iShares® Alternative Strategies V.I. Fund

	Class I			Class III
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Period April 30, 2014[1] to December 31, 2014	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Period April 30, 2014[1] to December 31, 2014

Per Share Operating Performance
Net asset value, beginning of period	$9.79	$10.20	$10.00	$9.77	$10.20	$10.00

Net investment income[2]	0.14	0.37	0.31	0.14	0.39	0.36
Net realized and unrealized gain (loss)	0.91	(0.47)	0.03	0.89	(0.52)	(0.03)

Net increase (decrease) from investment operations	1.05	(0.10)	0.34	1.03	(0.13)	0.33

Distributions:[3]
From net investment income	—	(0.30)	(0.13)	—	(0.29)	(0.12)
From net realized capital gains	—	—	(0.01)	—	—	(0.01)
From return of capital	—	(0.01)	(0.00)[4]	—	(0.01)	(0.00)[4]

Total distributions	—	(0.31)	(0.14)	—	(0.30)	(0.13)

Net asset value, end of period	$10.84	$9.79	$10.20	$10.80	$9.77	$10.20

Total Return[5]
Based on net asset value	10.73%[6]	(1.02)%	3.32%[6]	10.54%[6]	(1.24)%	3.26%[6]

Ratios to Average Net Assets[7]
Total expenses	1.17%[8]	2.15%	8.81%[8,9]	1.27%[8]	2.26%	8.54%[8,9]

Total expenses after fees waived and reimbursed	0.65%[8]	0.71%	0.75%[8]	0.90%[8]	0.94%	1.00%[8]

Net investment income	2.81%[8]	3.59%	4.36%[8]	2.77%[8]	3.81%	5.05%[8]

Supplemental Data
Net assets, end of period (000)	$12,968	$9,707	$5,116	$5,363	$2,160	$334

Portfolio turnover rate	22%	37%	34%	22%	37%	34%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Period April 30, 2014[1] to December 31, 2014
Investments in underlying funds	0.34%	0.37%	0.41%

[8]	Annualized.

[9]

Organization and/or offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Class I and Class III would have been 9.60% and 9.03%, respectively.

See Notes to Consolidated Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Consolidated Financial Statements (Unaudited)	BlackRock iShares® Alternative Strategies V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The consolidated financial statements presented are for BlackRock iShares® Alternative Strategies V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the accounts of iShares® Alternative Strategies V.I. Fund (Cayman) (the “Subsidiary”), which is a wholly-owned subsidiary of the Fund and primarily invests in underlying ETFs that primarily invest in commodities. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of June 30, 2016 were $1,347,936, which is 7.4% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

2. Significant Accounting Policies:

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The portion of distributions, if any, that exceeds the Fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Consolidated Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	11

Notes to Consolidated Financial Statements (continued)	BlackRock iShares® Alternative Strategies V.I. Fund

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

The market value of the Fund’s investments in the underlying funds is based on the published net asset value (“NAV”) of each underlying fund computed as of the close of regular trading on the NYSE on days when the NYSE is open.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for the Fund’s investments has been included in the Consolidated Schedules of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Consolidated Financial Statements (continued)	BlackRock iShares® Alternative Strategies V.I. Fund

4. Securities and Other Investments:

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as affiliated investment companies in the Fund’s Consolidated Schedule of Investments, and the value of any related collateral are shown separately in the Consolidated Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc.	$2,202,566	$(2,202,566)	—

[1]

Collateral with a value of $2,239,009 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of a borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	13

Notes to Consolidated Financial Statements (continued)	BlackRock iShares® Alternative Strategies V.I. Fund

services, the Fund pays the Manager a monthly fee, which is determined by calculating a percentage of the Fund’s average daily net assets, based on the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.250%
$1 Billion - $3 Billion	0.240%
$3 Billion - $5 Billion	0.225%
$5 Billion - $10 Billion	0.220%
Greater than $10 Billion	0.210%

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

Distribution Fees

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

For the six months ended June 30, 2016, the class specific distribution fees borne directly by Class III is $4,221.

Transfer Agent

The Manager on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the six months ended June 30, 2016, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Consolidated Statement of Operations.

For the six months ended June 30, 2016, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Class I	Class III	Total
$9,394	$1,208	$10,602

Expense Limitations, Waivers, Reimbursements and Recoupments

The Manager, with respect to the Fund, contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows:

Class I	0.65%
Class III	0.90%

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2017, unless approved by the Board, including a majority of the Independent Directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a majority of the outstanding voting securities of the Fund.

For the six months ended June 30, 2016, the amount is shown as fees waived by the Manager on the Consolidated Statement of Operations and the amount included in fees waived by the Manager was $14,895.

These amounts waived and/or reimbursed are included in fees waived by the Manager shown as transfer agent fees reimbursed — class specific in the Consolidated Statement of Operations. Class specific expense waivers and/or reimbursements are as follows:

	Class I	Class III	Total
Transfer Agent Fees Reimbursed	$9,386	$1,205	$10,591

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Consolidated Financial Statements (continued)	BlackRock iShares® Alternative Strategies V.I. Fund

The Manager, with respect to the Fund, voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. In addition, the Manager has contractually agreed to waive the management fee on assets estimated to be attributable to the Fund’s investments in other equity and fixed-income mutual funds managed by BlackRock or its affiliates, if any. This amount is included in fees waived by the Manager in the Consolidated Statement of Operations. For the six months ended June 30, 2016, the amount waived was $53.

For the six months ended June 30, 2016, the Fund reimbursed the Manager $55 for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations.

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the expense cap for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of the following expenses:

(a)	The amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement.

(b)	The amount by which the expense cap for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that:

•	The Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year.

•	The Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

In the event the expense cap for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived and/or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense cap for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense cap for that share class.

On June 30, 2016, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expires December 31,
	2016	2017	2018
Fund Level	$89,728	$116,781	$23,395
Class I	$1,140	$17,186	$9,386
Class III	$24	$1,013	$1,205

Securities Lending

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Consolidated Statement of Operations. For the six months ended June 30, 2016, the Fund paid BIM $3,727 for securities lending agent services.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	15

Notes to Consolidated Financial Statements (continued)	BlackRock iShares® Alternative Strategies V.I. Fund

Officers and Directors

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Consolidated Statement of Operations.

6. Purchases and Sales:

For the six months ended June 30, 2016, purchases and sales of investments, excluding short-term securities, were $8,313,882 and $3,183,699, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for the period ended December 31, 2014 and year ended December 31, 2015. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2016, inclusive of the open tax years and does not believe there are any uncertain tax positions that require recognition of a tax liability.

As of December 31, 2015, the Fund had a capital loss carryforward, with no expiration date, available to offset future realized capital gains of $34,842.

As of June 30, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$20,330,348

Gross unrealized appreciation	$813,965
Gross unrealized depreciation	—

Net unrealized appreciation	$813,965

8. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Consolidated Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2016, the Fund did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Consolidated Financial Statements (concluded)	BlackRock iShares® Alternative Strategies V.I. Fund

of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets approximated by their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class I
Shares sold	303,243	$3,130,892	788,065	$8,190,739
Shares issued in reinvestment of distributions	—	—	29,757	293,399
Shares redeemed	(97,791)	(1,002,027)	(328,008)	(3,333,637)

Net increase	205,452	$2,128,865	489,814	$5,150,501

Class III
Shares sold	376,755	$3,883,593	209,618	$2,155,730
Shares issued in reinvestment of distributions	—	—	6,362	62,602
Shares redeemed	(101,093)	(1,057,797)	(27,667)	(285,669)

Net increase	275,662	$2,825,796	188,313	$1,932,663

Total Net Increase	481,114	$4,954,661	678,127	$7,083,164

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	17

JUNE 30, 2016

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶   BlackRock iShares® Dynamic Allocation V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of June 30, 2016	BlackRock iShares® Dynamic Allocation V.I. Fund

Investment Objective

BlackRock iShares® Dynamic Allocation V.I. Fund’s (the “Fund”) investment objective is to seek to provide total return.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2016, the Fund outperformed its blended benchmark (60% MSCI All Country World Index/40% Barclays U.S. Aggregate Bond Index).

What factors influenced performance?

•

The largest contributor to Fund performance was exposure to U.S. investment grade bonds through the iShares Core U.S. Credit Bond ETF. This was followed by exposure to a broad range of U.S. investment grade corporate bonds through the iShares iBoxx $ Investment Grade Corporate Bond ETF.

•

The largest detractor from Fund performance was exposure to a broad range of companies in Europe, Australia, Asia and the Far East through the iShares MSCI EAFE ETF. The second-largest detractor was exposure to small public U.S. companies through the iShares Russell 2000 ETF.

Describe recent portfolio activity.

•	During the six-month period, the Fund raised its allocation to the alternatives portfolio, which has access to safe haven assets such as gold, and smart beta (market sensitivity) exposures such as global minimum volatility equities that have performed well in this environment. The investment adviser expects the outperformance of alternatives over market cap equity and bond ETFs to continue. The Fund’s asset allocation is now 45% equity, 35% fixed income and 20% alternatives.

Describe portfolio positioning at period end.

•

At period end, the Fund was generally defensively positioned, with a higher weighting to alternative asset classes, lower beta and higher duration (interest rate sensitivity) versus the benchmark. From an equity perspective, the Fund was overweight U.S. equities relative to international equities, with an underweight in diversified banks. Within fixed income, the Fund was overweight duration via long-term investment grade credit. Within alternatives, the Fund held a defensive tilt via minimum volatility equities, precious metals and higher yielding assets. Lastly, in terms of currency exposure, the Fund held an overweight to the U.S. dollar, primarily versus the euro, British pound and Japanese yen.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Affiliated Investment Companies
Equity Funds	42%
Fixed Income Funds	35
Short-Term Securities	22
Commodity Funds	1

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

BlackRock iShares® Dynamic Allocation V.I. Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[2]	The Fund invests in a portfolio of underlying exchange-traded funds that seek to track equity, fixed income and alternative indices.

[3]	A customized weighted index comprised of 60% MSCI All Country World Index and 40% Barclays U.S. Aggregate Bond Index.
[4]

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

[5]

A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

[6]	Commencement of operations.

Performance Summary for the Period Ended June 30, 2016
		Average Annual Total Returns
	6-Month Total Returns[8]	1 Year[8]	Since Inception[8,9]
Class I7	4.34%	(0.80)%	0.72%
Class III[7]	4.13	(1.01)	0.47
60% MSCI All Country World Index / 40% Barclays U.S. Aggregate Bond Index	2.97	0.33	2.08
MSCI All Country World Index	1.23	(3.73)	0.41
Barclays U.S. Aggregate Bond Index	5.31	6.00	4.17

[7]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[8]	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[9]	The Fund commenced operations on April 30, 2014.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[11]
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[10]	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[10]	Annualized Expense Ratio
Class I	$1,000.00	$1,043.40	$2.69	$1,000.00	$1,022.23	$2.66	0.53%
Class III	$1,000.00	$1,041.30	$3.96	$1,000.00	$1,020.98	$3.92	0.78%

[10]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[11]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	3

Disclosure of Expenses	BlackRock iShares® Dynamic Allocation V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2016 and held through June 30, 2016) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Consolidated Schedule of Investments June 30, 2016 (Unaudited)	BlackRock iShares® Dynamic Allocation V.I. Fund
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares	Value
Commodity Funds — 1.6%
iShares Gold Trust (b)(c)	14,073	$179,572
iShares Silver Trust (b)(c)	6,406	114,475

		294,047

Equity Funds — 54.8%
iShares Core MSCI Emerging Markets ETF	22,562	943,768
iShares Core S&P 500 ETF (d)	4,909	1,034,326
iShares Core S&P Mid-Cap ETF (d)	5,473	817,611
iShares Core S&P Small-Cap ETF (d)	5,981	695,052
iShares Edge MSCI Minimum Volatility Global ETF	14,310	1,092,855
iShares High Dividend ETF	6,577	540,301
iShares MSCI Canada ETF	8,225	201,595
iShares MSCI EAFE ETF (d)	34,657	1,934,207
iShares MSCI EAFE Small-Cap ETF	2,053	99,078
iShares Russell 1000 ETF (d)	17,748	2,074,741
iShares S&P 100 ETF (d)	2,983	277,121
iShares U.S. Real Estate ETF	4,048	333,150

		10,043,805

Fixed Income Funds — 45.3%
iShares 10+ Year Credit Bond ETF (d)	6,167	386,362
iShares 20+ Year Treasury Bond ETF	464	64,450
iShares Agency Bond ETF	8,512	986,371

Affiliated Investment Companies (a)	Shares/ Beneficial Interest (000)	Value
Fixed Income Funds (continued)
iShares CMBS ETF	1,365	$72,604
iShares Core U.S. Credit Bond ETF	14,706	1,666,925
iShares Core U.S. Treasury Bond ETF (d)	35,443	930,024
iShares iBoxx $ High Yield Corporate Bond ETF (d)	4,922	416,844
iShares iBoxx $ Investment Grade Corporate Bond ETF	6,905	847,451
iShares J.P. Morgan USD Emerging Markets Bond ETF	9,211	1,060,647
iShares MBS ETF	8,797	967,406
iShares TIPS Bond ETF	1,894	220,973
iShares U.S. Preferred Stock ETF (d)	16,976	677,173

		8,297,230

Short-Term Securities — 28.7%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.40% (e)	25,624	25,625
BlackRock Liquidity Series, LLC, Money Market Series, 0.59% (e)(f)	$5,221	5,221,479

		5,247,104

Total Affiliated Investment Companies (Cost — $23,336,922) — 130.4%		23,882,186
Liabilities in Excess of Other Assets — (30.4)%		(5,563,087)

Net Assets — 100.0%		$18,319,099

Portfolio Abbreviation
ETF	Exchange-Traded Fund

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	5

Consolidated Schedule of Investments (continued)	BlackRock iShares® Dynamic Allocation V.I. Fund

Notes to Schedule of Investments

(a)	During the six months ended June 30, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2015	Shares/ Beneficial Interest Purchased		Shares Sold		Shares/ Beneficial Interest Held at June 30, 2016	Value at June 30, 2016	Income		Realized Gain (Loss)
BlackRock Liquidity Funds, TempFund, Institutional Class	175,512	—		149,887	[1]	25,625	$25,625	$ 205		—
BlackRock Liquidity Series, LLC, Money Market Series	$666,937	$4,554,542	[2]	—		$5,221,479	5,221,479	11,637	[3]	—
iShares 1-3 Year Treasury Bond ETF	3,689	1,034		4,723		—	—	394		$ 2,535
iShares 10+ Year Credit Bond ETF	—	7,133		966		6,167	386,362	4,141		1,168
iShares 20+ Year Treasury Bond ETF	—	464		—		464	64,450	—		—
iShares Agency Bond ETF	8,619	2,111		2,218		8,512	986,371	5,848		1,758
iShares CMBS ETF	1,221	144		—		1,365	72,604	616
iShares Commodities Select Strategy ETF	2,776	300		3,076		—	—	248		(10,149)
iShares Core MSCI Emerging Markets ETF	23,208	4,662		5,308		22,562	943,768	9,207		(44,326)
iShares Core S&P 500 ETF	4,193	1,335		619		4,909	1,034,326	10,699		(1,395)
iShares Core S&P Mid-Cap ETF	1,189	4,744		460		5,473	817,611	4,189		(311)
iShares Core S&P Small-Cap ETF	—	6,590		609		5,981	695,052	2,190		(600)
iShares Core U.S. Credit Bond ETF	14,869	3,312		3,475		14,706	1,666,925	23,553		2,337
iShares Core U.S. Treasury Bond ETF	37,842	9,410		11,809		35,443	930,024	5,871		4,690
iShares Edge MSCI Minimum Volatility Global ETF	6,378	8,325		393		14,310	1,092,855	5,433		372
iShares Gold Trust	7,142	7,474		543		14,073	179,572	—		(181)
iShares High Dividend ETF	—	6,577		—		6,577	540,301	—		—
iShares iBoxx $ High Yield Corporate Bond ETF	6,421	570		2,069		4,922	416,844	12,805		(13,098)
iShares iBoxx $ Investment Grade Corporate Bond ETF	6,792	1,730		1,617		6,905	847,451	12,835		7,370
iShares International Developed Real Estate ETF	5,583	950		6,533		—	—	3,130		(11,089)
iShares International Select Dividend ETF	5,786	—		5,786		—	—	1,964		(2,754)
iShares J.P. Morgan USD Emerging Markets Bond ETF	4,329	5,159		277		9,211	1,060,647	9,890		(1,292)
iShares MBS ETF	9,388	2,594		3,185		8,797	967,406	9,184		576
iShares Micro-Cap ETF	2,059	—		2,059		—	—	404		(8,949)
iShares MSCI Canada ETF	—	8,715		490		8,225	201,595	1,610		(173)
iShares MSCI EAFE ETF	36,286	15,132		16,761		34,657	1,934,207	54,288		(178,537)
iShares MSCI EAFE Small-Cap ETF	5,960	2,619		6,526		2,053	99,078	5,291		(12,886)
iShares Russell 1000 ETF	16,288	3,664		2,204		17,748	2,074,741	10,722		(10,363)
iShares Russell 2000 ETF	10,576	2,181		12,757		—	—	4,167		(46,221)
iShares S&P 100 ETF	1,705	1,351		73		2,983	277,121	1,749		(180)
iShares Silver Trust	2,217	4,410		221		6,406	114,475	—		(419)
iShares TIPS Bond ETF	1,729	165		—		1,894	220,973	68		—
iShares U.S. Preferred Stock ETF	8,161	9,895		1,080		16,976	677,173	8,062		(1,258)
iShares U.S. Real Estate ETF	418	3,630		—		4,048	333,150	711		—
Total							$23,882,186	$221,111		$(323,375)

[1]	Represents net shares sold.

[2]	Represents net beneficial interest purchased.

[3]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(b)	Non-income producing security.

(c)	Security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

(d)	Security, or a portion of security, is on loan.

(e)	Current yield as of period end.

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

See Notes to Consolidated Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Consolidated Schedule of Investments (concluded)	BlackRock iShares® Dynamic Allocation V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$18,660,707	$5,221,479	—	$23,882,186

The Fund may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, collateral on securities loaned at value of $5,221,479 is categorized as Level 2 within the disclosure hierarchy.

During the six months ended June 30, 2016, there were no transfers between levels.

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	7

Consolidated Statement of Assets and Liabilities

June 30, 2016 (Unaudited)	BlackRock iShares® Dynamic Allocation V.I. Fund

Assets
Investments at value — affiliated (including securities loaned at value of $ 5,176,547) (cost — $ 23,336,922)	$23,882,186
Receivables:
Investments sold	2,531,603
Securities lending income — affiliated	3,499
Capital shares sold	865
Dividends — affiliated	18
From the Manager	3,667
Prepaid expenses	362

Total assets	26,422,200

Liabilities
Collateral on securities loaned at value	5,221,479
Payables:
Investments purchased	2,523,273
Capital shares redeemed	273,271
Distribution fees	324
Officer’s and Directors’ fees	859
Other affiliates	69
Other accrued expenses	83,826

Total liabilities	8,103,101

Net Assets	$18,319,099

Net Assets Consist of
Paid-in capital	$18,613,539
Undistributed net investment income	175,540
Accumulated net realized loss	(1,015,244)
Net unrealized appreciation (depreciation)	545,264

Net Assets	$18,319,099

Net Asset Value
Class I — Based on net assets of $16,717,373 and 1,696,101 shares outstanding, 100 million shares authorized, $0.10 par value	$9.86

Class III — Based on net assets of $1,601,726 and 162,952 shares outstanding, 100 million shares authorized, $0.10 par value	$9.83

See Notes to Consolidated Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Consolidated Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)	BlackRock iShares® Dynamic Allocation V.I. Fund
Investment Income
Dividends — affiliated	$209,474
Securities lending — affiliated — net	11,637

Total income	221,111

Expenses
Professional	26,531
Transfer agent	2,390
Transfer agent — class specific	15,099
Investment advisory	12,904
Printing	8,383
Accounting services	4,417
Officer and Directors	2,835
Custodian	2,468
Distribution — class specific	1,765
Registration	655
Miscellaneous	3,751

Total expenses	81,198
Less fees waived by the Manager	(8,554)
Less transfer agent fees reimbursed — class specific	(15,086)
Less expenses reimbursed by the Manager	(10,126)

Total expenses after fees waived and reimbursed	47,432

Net investment income	173,679

Realized and Unrealized Gain (Loss)
Net realized loss on investments — affiliated	(323,375)
Net change in unrealized appreciation (depreciation) on investments — affiliated	976,444

Net realized and unrealized gain	653,069

Net Increase in Net Assets Resulting from Operations	$826,748

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	9

Consolidated Statements of Changes in Net Assets	BlackRock iShares® Dynamic Allocation V.I. Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

Operations
Net investment income	$173,679	$279,655
Net realized loss	(323,375)	(670,387)
Net change in unrealized appreciation (depreciation)	976,444	(382,117)

Net increase (decrease) in net assets resulting from operations	826,748	(772,849)

Distributions to Shareholders[1]
From net investment income:
Class I	—	(267,341)
Class III	—	(19,225)
From return of capital
Class I	—	(9,695)
Class III	—	(741)

Decrease in net assets resulting from distributions to shareholders	—	(297,002)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	1,682,232	10,767,798

Net Assets
Total increase in net assets	2,508,980	9,697,947
Beginning of period	15,810,119	6,112,172

End of period	$18,319,099	$15,810,119

Undistributed net investment income, end of period	$175,540	$1,861

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Consolidated Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Consolidated Financial Highlights	BlackRock iShares® Dynamic Allocation V.I. Fund

	Class I			Class III
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Period April 30, 2014[1] to December 31, 2014	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Period April 30, 2014[1] to December 31, 2014

Per Share Operating Performance
Net asset value, beginning of period	$9.45	$10.02	$10.00	$9.44	$10.01	$10.00

Net investment income[2]	0.10	0.24	0.20	0.09	0.26	0.17
Net realized and unrealized gain (loss)	0.31	(0.63)	(0.07)	0.30	(0.66)	(0.06)

Net increase (decrease) from investment operations	0.41	(0.39)	0.13	0.39	(0.40)	0.11

Distributions:[3]
From net investment income	—	(0.17)	(0.10)	—	(0.16)	(0.09)
From net realized capital gains	—	—	(0.01)	—	—	(0.01)
From return of capital	—	(0.01)	—	—	(0.01)	—

Total distributions	—	(0.18)	(0.11)	—	(0.17)	(0.10)

Net asset value, end of period	$9.86	$9.45	$10.02	$9.83	$9.44	$10.01

Total Return[4]
Based on net asset value	4.34%[5]	(3.88)%	1.27%[5]	4.13%[5]	(3.99)%	1.05%[5]

Ratios to Average Net Assets[6]
Total expenses	0.93%[7]	1.90%	6.47%[7,8]	1.07%[7]	1.87%	8.32%[7,8]

Total expenses after fees waived and reimbursed	0.53%[7]	0.64%	0.75%[7]	0.78%[7]	0.86%	1.00%[7]

Net investment income	2.03%[7]	2.41%	2.85%[7]	1.86%[7]	2.56%	2.54%[7]

Supplemental Data
Net assets, end of period (000)	$16,717	$14,636	$6,092	$1,602	$1,174	$20

Portfolio turnover	36%	54%	25%	36%	54%	25%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Period April 30, 2014[1] to December 31, 2014
Investments in underlying funds	0.23%	0.29%	0.27%

[7]	Annualized.

[8]

Organization and/or offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Class I and Class III would have been 7.00% and 9.13%, respectively.

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	11

Notes to Consolidated Financial Statements (Unaudited)	BlackRock iShares® Dynamic Allocation V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The consolidated financial statements presented are for BlackRock iShares® Dynamic Allocation V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the accounts of iShares® Dynamic Allocation V.I. Fund (Cayman) (the “Subsidiary”), which is a wholly-owned subsidiary of the Fund and primarily invests in commodity-related instruments. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of June 30, 2016 were $150,720, which is 0.8% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

2. Significant Accounting Policies:

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex- dividend date. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The portion of distributions, if any, that exceeds the Fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Consolidated Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Consolidated Financial Statements (continued)	BlackRock iShares® Dynamic Allocation V.I. Fund

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

The market value of the Fund’s investments in the underlying funds is based on the published net asset value (“NAV”) of each underlying fund computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open.

•	Investments in U.S. mutual funds are valued at NAV each business day.

•

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for the Fund’s investments has been included in the Consolidated Schedules of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	13

Notes to Consolidated Financial Statements (continued)	BlackRock iShares® Dynamic Allocation V.I. Fund

4. Securities and Other Investments:

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as affiliated investment companies in the Fund’s Consolidated Schedule of Investments, and the value of any related collateral are shown separately in the Consolidated Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc.	$ 552,539	$ (552,539)	—
Credit Suisse Securities (USA) LLC	437,413	(437,413)	—
J.P. Morgan Securities LLC	4,074,550	(4,074,550)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	112,045	(112,045)	—

Total	$5,176,547	$(5,176,547)	—

[1]

Collateral with a value of $5,221,479 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Consolidated Financial Statements (continued)	BlackRock iShares® Dynamic Allocation V.I. Fund

services, the Fund pays the Manager a monthly fee, which is determined by calculating a percentage of the Fund’s average daily net assets based on the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.150%
$1 Billion - $3 Billion	0.140%
$3 Billion - $5 Billion	0.135%
Greater than $5 Billion	0.130%

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

Distribution Fees

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

For the six months ended June 30, 2016, the class specific distribution fees borne directly by Class III is $1,765.

Transfer Agent

The Manager on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the six months ended June 30, 2016, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Consolidated Statement of Operations.

For the six months ended June 30, 2016, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Class I	Class III	Total
$14,480	$619	$15,099

Expense Limitations, Waivers, Reimbursements and Recoupments

The Manager, with respect to the Fund, contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows:

Class I	0.53%
Class III	0.78%

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2017, unless approved by the Board, including a majority of the Independent Directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a majority of the outstanding voting securities of the Fund.

For the six months ended June 30, 2016, the amount is shown as fees waived by the Manager on the Consolidated Statement of Operations and the amount included in expenses reimbursed by the Manager was $8,515.

These amounts waived and/or reimbursed are included in fees waived by the Manager shown as transfer agent fees reimbursed — class specific in the Consolidated Statement of Operations. Class specific expense waivers and/or reimbursements are as follows:

	Class I	Class III	Total
Transfer Agent Fees Reimbursed	$14,469	$617	$15,086

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	15

Notes to Consolidated Financial Statements (continued)	BlackRock iShares® Dynamic Allocation V.I. Fund

The Manager, with respect to the Fund, voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. In addition, the Manager has contractually agreed to waive the management fee on assets estimated to be attributable to the Fund’s investments in other equity and fixed-income mutual funds managed by BlackRock or its affiliates, if any. This amount is included in fee waived by the Manager in the Consolidated Statement of Operations. For the six months ended June 30, 2016, the amount waived was $39.

For the six months ended June 30, 2016, the Fund reimbursed the Manager $75 for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations.

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the expense cap for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of the following expenses:

(a)	The amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement.

(b)	The amount by which the expense cap for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that:

•	The Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year.

•	The Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

In the event the expense cap for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived and/or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense cap for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense cap for that share class.

On June 30, 2016, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expires December 31,
	2016	2017	2018
Fund Level	$91,762	$122,310	$18,641
Class I	$2,453	$21,925	$14,469
Class III	—	$265	$617

Securities Lending

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Consolidated Statement of Operations. For the six months ended June 30, 2016, the Fund paid BIM $2,612 for securities lending agent services.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Consolidated Financial Statements (continued)	BlackRock iShares® Dynamic Allocation V.I. Fund

Officers and Directors

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Consolidated Statement of Operations.

6. Purchases and Sales:

For the six months ended June 30, 2016, purchases and sales of investments, excluding short-term securities, were $8,359,238 and $6,211,834, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for the period ended December 31, 2014 and year ended December 31, 2015. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2016, inclusive of the open tax years and does not believe there are any uncertain tax positions that require recognition of a tax liability.

As of December 31, 2015, the Fund had a capital loss carryforward, with no expiration date, available to offset future realized capital gains of $21,932.

As of June 30, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$23,560,219

Gross unrealized appreciation	$411,022
Gross unrealized depreciation	(89,055)

Net unrealized appreciation	$321,967

8. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Consolidated Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2016, the Fund did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	17

Notes to Consolidated Financial Statements (concluded)	BlackRock iShares® Dynamic Allocation V.I. Fund

of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets approximated by their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class I
Shares sold	361,885	$3,371,191	1,158,756	$11,694,893
Shares issued in reinvestment of distributions	—	—	29,070	277,036
Shares redeemed	(214,101)	(2,044,129)	(247,618)	(2,424,902)

Net increase	147,784	$1,327,062	940,208	$9,547,027

Class III
Shares sold	57,602	$539,942	127,645	$1,273,061
Shares issued in reinvestment of distributions	—	—	2,097	19,966
Shares redeemed	(19,083)	(184,772)	(7,323)	(72,256)

Net increase	38,519	$355,170	122,419	$1,220,771

Total Net Increase	186,303	$1,682,232	1,062,627	$10,767,798

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

JUNE 30, 2016

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶  BlackRock iShares® Dynamic Fixed Income V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of June 30, 2016	BlackRock iShares® Dynamic Fixed Income V.I. Fund

Investment Objective

BlackRock iShares® Dynamic Fixed Income V.I. Fund’s (the “Fund”) investment objective is to seek to provide total return.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2016, the Fund outperformed its benchmark, the Barclays U.S. Aggregate Bond Index.

What factors influenced performance?

•

The largest contributor to Fund performance was exposure to corporate and non-corporate U.S. investment grade bonds through the iShares Core U.S. Credit Bond ETF. This was followed by exposure to U.S. investment grade corporate bonds through the iShares iBoxx $ Investment Grade Corporate Bond ETF.

•

The largest detractor from Fund performance was exposure to U.S. floating rate bonds through the iShares Floating Rate Bond ETF. The next-largest detractor was exposure to short-term U.S. Treasury bonds through the iShares 1-3 Year Treasury Bond ETF.

Describe recent portfolio activity.

•

During the six-month period, the Fund marginally reduced its high yield bond position in favor of long-duration U.S. Treasuries and investment grade credits to better align credit and interest rate exposures given the investment adviser’s cautious near-term outlook.

Describe portfolio positioning at period end.

•

At period end, the Fund was positioned with higher duration (interest rate sensitivity) via an overweight to U.S. investment grade credit. In addition, the Fund maintained a small exposure to Treasury inflation-protected securities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Affiliated Investment Companies
Fixed Income Funds	95%
Short-Term Securities	5

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

BlackRock iShares® Dynamic Fixed Income V.I. Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[2]	The Fund invests in a portfolio of underlying exchange-traded funds that seek to track fixed income indices.

[3]

A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

[4]	Commencement of operations.

Performance Summary for the Period Ended June 30, 2016

		Average Annual Total Returns
	6-Month Total Returns[6]	1 Year[6]	Since Inception[6,7]
Class I5	5.65%	4.80%	2.61%
Class III[5]	5.57	4.53	2.32
Barclays U.S. Aggregate Bond Index	5.31	6.00	4.17

[5]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[6]	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[7]	The Fund commenced operations on April 30, 2014.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[9]
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[8]	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[8]	Annualized Expense Ratio
Class I	$1,000.00	$1,056.50	$2.56	$1,000.00	$1,022.38	$2.51	0.50%
Class III	$1,000.00	$1,055.70	$3.83	$1,000.00	$1,021.13	$3.77	0.75%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	3

Disclosure of Expenses	BlackRock iShares Dynamic Fixed Income V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2016 and held through June 30, 2016) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Schedule of Investments June 30, 2016 (Unaudited)	BlackRock iShares® Dynamic Fixed Income V.I. Fund
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares	Value
Fixed Income Funds — 100.0%
iShares 10+ Year Credit Bond ETF	11,886	$744,658
iShares 20+ Year Treasury Bond ETF	1,344	186,682
iShares Agency Bond ETF	17,406	2,017,007
iShares CMBS ETF	2,486	132,230
iShares Core U.S. Credit Bond ETF	29,829	3,381,117
iShares Core U.S. Treasury Bond ETF	71,521	1,876,711
iShares iBoxx $ High Yield Corporate Bond ETF (b)	9,326	789,819
iShares iBoxx $ Investment Grade Corporate Bond ETF	13,957	1,712,943
iShares MBS ETF	18,100	1,990,457
iShares TIPS Bond ETF	3,454	402,978

		13,234,602

Affiliated Investment Companies (a)	Shares/ Beneficial Interest (000)	Value
Short-Term Securities — 5.1%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.40% (c)	638,528	$638,528
BlackRock Liquidity Series, LLC, Money Market Series, 0.59% (c)(d)	$36	36,336

		674,864

Total Affiliated Investment Companies (Cost — $13,451,835) — 105.1%		13,909,466
Liabilities in Excess of Other Assets — (5.1)%		(680,842)

Net Assets — 100.0%		$13,228,624

Notes to Schedule of Investments

(a)	During the six months ended June 30, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2015	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold		Shares/ Beneficial Interest Held at June 30, 2016	Value at June 30, 2016	Income		Realized Gain (Loss)
BlackRock Liquidity Funds, TempFund, Institutional Class	62,237	576,291	[1]	—		638,528	$638,528	$284		—
BlackRock Liquidity Series, LLC, Money Market Series	$80,190	—		$43,854	[2]	$36,336	36,336	3,986	[3]	—
iShares 1-3 Year Treasury Bond ETF	5,920	2,190		8,110		—		591		$4,240
iShares 10+ Year Credit Bond ETF	—	13,061		1,175		11,886	744,658	6,902		(2)
iShares 20+ Year Treasury Bond ETF	—	1,344		—		1,344	186,682	—		—
iShares Agency Bond ETF	13,006	6,453		2,053		17,406	2,017,007	9,539		(527)
iShares CMBS ETF	1,861	829		204		2,486	132,230	1,060		(18)
iShares Core U.S. Credit Bond ETF	22,463	11,071		3,705		29,829	3,381,117	37,853		(8,250)
iShares Core U.S. Treasury Bond ETF	54,936	26,330		9,745		71,521	1,876,711	9,480		(1,167)
iShares iBoxx $ High Yield Corporate Bond ETF	9,282	4,662		4,618		9,326	789,819	19,339		(20,738)
iShares iBoxx $ Investment Grade Corporate Bond ETF	10,412	5,354		1,809		13,957	1,712,943	20,485		(119)
iShares MBS ETF	13,663	6,861		2,424		18,100	1,990,457	14,883		(815)
iShares TIPS Bond ETF	2,599	1,157		302		3,454	402,978	113		(181)
Total							$13,909,466	$124,515		$(27,577)

[1]	Represents net shares purchased.

[2]	Represents net beneficial interest sold.

[3]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(b)	Security, or a portion of security, is on loan.

(c)	Current yield as of period end.

(d)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Portfolio Abbreviation
ETF Exchange-Traded Fund

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	5

Schedule of Investments (concluded)	BlackRock iShares® Dynamic Fixed Income V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$ 13,873,130	$36,336	—	$13,909,466

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, collateral on securities loaned at value of $36,336 is categorized as Level 2 within the disclosure hierarchy.

During the six months ended June 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)	BlackRock iShares® Dynamic Fixed Income V.I. Fund

Assets
Investments at value — affiliated (including securities loaned at value of $35,824)(cost — $13,451,835)	$13,909,466
Receivables:
Investments sold	234,570
Securities lending income — affiliated	889
Capital shares sold	24,256
Dividends — affiliated	54
From the Manager	5,978
Prepaid expenses	349

Total assets	14,175,562

Liabilities
Collateral on securities loaned at value	36,336
Payables:
Investments purchased	852,086
Capital shares redeemed	3,160
Distribution fees	467
Officer’s and Directors’ fees	906
Other accrued expenses	53,944
Other affiliates	39

Total liabilities	946,938

Net Assets	$13,228,624

Net Assets Consist of
Paid-in capital	$12,921,375
Undistributed net investment income	95,107
Accumulated net realized loss	(245,489)
Net unrealized appreciation (depreciation)	457,631

Net Assets	$13,228,624

Net Asset Value
Class I — Based on net assets of $10,767,926 and 1,046,283 shares outstanding, 100 million shares authorized, $0.10 par value	$10.29

Class III — Based on net assets of $2,460,698 and 240,216 shares outstanding, 100 million shares authorized, $0.10 par value	$10.24

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	7

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)	BlackRock iShares® Dynamic Fixed Income V.I. Fund

Investment Income
Dividends — affiliated	$120,529
Securities lending — affiliated — net	3,986

Total income	124,515

Expenses
Professional	22,577
Transfer agent	2,390
Transfer agent — class specific	6,593
Investment advisory	8,417
Printing	7,428
Accounting services	3,783
Officer and Directors	2,809
Distribution — class specific	2,211
Custodian	1,890
Miscellaneous	3,629

Total expenses	61,727
Less:
Fees waived by the Manager	(8,417)
Transfer agent fees reimbursed — class specific	(6,585)
Expenses reimbursed by the Manager	(16,385)

Total expenses after fees waived and reimbursed	30,340

Net investment income	94,175

Realized and Unrealized Gain (Loss)
Net realized loss on investments — affiliated	(27,577)
Net change in unrealized appreciation (depreciation) on investments — affiliated	567,856

Net realized and unrealized gain	540,279

Net Increase in Net Assets Resulting from Operations	$634,454

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Statements of Changes in Net Assets	BlackRock iShares® Dynamic Fixed Income V.I. Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

Operations
Net investment income	$94,175	$165,898
Net realized loss	(27,577)	(197,794)
Net change in unrealized appreciation (depreciation)	567,856	(113,654)

Net increase (decrease) in net assets resulting from operations	634,454	(145,550)

Distributions to Shareholders[1]
From net investment income:
Class I	—	(158,654)
Class III	—	(20,719)
From return of capital:
Class I	—	(553)
Class III	—	(75)

Decrease in net assets resulting from distributions to shareholders	—	(180,001)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	3,102,188	6,115,663

Net Assets
Total increase in net assets	3,736,642	5,790,112
Beginning of period	9,491,982	3,701,870

End of period	$13,228,624	$9,491,982

Undistributed net investment income, end of period	$95,107	$932

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	9

Financial Highlights	BlackRock iShares® Dynamic Fixed Income V.I. Fund

	Class I			Class III
	Six Months Ended June 30, 2016	Year Ended December 31,	Period April 30, 2014[1] to December 31,	Six Months Ended June 30, 2016	Year Ended December 31,	Period April 30, 2014[1] to December 31,
	(Unaudited)	2015	2014	(Unaudited)	2015	2014

Per Share Operating Performance
Net asset value, beginning of period	$9.74	$10.05	$10.00	$9.70	$10.03	$10.00

Net investment income[2]	0.09	0.24	0.12	0.07	0.27	0.14
Net realized and unrealized gain (loss)	0.46	(0.36)	0.01	0.47	(0.42)	(0.04)

Net increase (decrease) from investment operations	0.55	(0.12)	0.13	0.54	(0.15)	0.10

Distributions:[3]
From net investment income	—	(0.19)	(0.08)	—	(0.18)	(0.07)
From net realized capital gains	—	—	(0.00)[4]	—	—	(0.00)[4]
From return of capital	—	(0.00)[4]	(0.00)[4]	—	(0.00)[4]	(0.00)[4]

Total distributions	—	(0.19)	(0.08)	—	(0.18)	(0.07)

Net asset value, end of period	$10.29	$9.74	$10.05	$10.24	$9.70	$10.03

Total Return[5]
Based on net asset value	5.65%[6]	(1.20)%	1.30%[6]	5.57%[6]	(1.47)%	1.03%[6]

Ratios to Average Net Assets[7]
Total expenses	1.08%[8]	1.91%	7.16%[8,9]	1.22%[8]	2.06%	8.57%[8,9]

Total expenses after fees waived and reimbursed	0.50%[8]	0.63%	0.75%[8]	0.75%[8]	0.84%	1.00%[8]

Net investment income	1.72%[8]	2.33%	1.83%[8]	1.47%[8]	2.71%	1.98%[8]

Supplemental Data
Net assets, end of period (000)	$10,768	$8,346	$3,624	$2,461	$1,146	$78

Portfolio turnover rate	23%	58%	61%	23%	58%	61%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended June 30, 2016	Year Ended December 31,	Period April 30, 2014[1] to December 31,
	(Unaudited)	2015	2014
Investments in underlying funds	0.22%	0.26%	0.25%

[8]	Annualized.

[9]

Organization and/or offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Class I and Class III would have been 7.71% and 8.93%, respectively.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Financial Statements (Unaudited)	BlackRock iShares® Dynamic Fixed Income V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock iShares® Dynamic Fixed Income V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The portion of distributions, if any, that exceeds the Fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	11

Notes to Financial Statements (continued)	BlackRock iShares® Dynamic Fixed Income V.I. Fund

•

The market value of the Fund’s investments in the underlying funds is based on the published net asset value (“NAV”) of each underlying fund computed as of the close of regular trading on the NYSE on days when the NYSE is open.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for the Fund’s investments has included in the Schedules of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as affiliated investment companies in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Financial Statements (continued)	BlackRock iShares® Dynamic Fixed Income V.I. Fund

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
UBS Securities LLC	$35,824	$(35,824)	—

[1]

Collateral with a value of $36,336 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee, which is determined by calculating a percentage of the Fund’s average daily net assets, based on the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.150%
$1 Billion - $3 Billion	0.140%
$3 Billion - $5 Billion	0.135%
Greater than $5 Billion	0.130%

Distribution Fees

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

For the six months ended June 30, 2016, the class specific distribution fees borne directly by Class III is $2,211.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	13

Notes to Financial Statements (continued)	BlackRock iShares® Dynamic Fixed Income V.I. Fund

Transfer Agent

The Manager on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the six months ended June 30, 2016, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the six months ended June 30, 2016, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Class I	Class III	Total
$6,236	$357	$6,593

Expense Limitations, Waivers, Reimbursements and Recoupments

The Manager, with respect to the Fund, contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows:

Class I	0.50%
Class III	0.75%

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2017, unless approved by the Board, including a majority of the Independent Directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a majority of the outstanding voting securities of the Fund.

For the six months ended June 30, 2016, the amount is shown as fees waived by the Manager on the Statement of Operations and the amount included in expenses reimbursed by the Manager was $16,335.

These amounts waived and/or reimbursed are included in fees waived by the Manager shown as transfer agent fees reimbursed — class specific in the Statement of Operations. Class specific expense waivers and/or reimbursements are as follows:

	Class I	Class III	Total
Transfer Agent Fees Reimbursed	$6,230	$355	$6,585

The Manager, with respect to the Fund, voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. In addition, the Manager has contractually agreed to waive the management fee on assets estimated to be attributable to the Fund’s investments in other equity and fixed-income mutual funds managed by BlackRock or its affiliates, if any. This amount is included in expenses reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2016, the amount reimbursed was $50.

For the six months ended June 30, 2016, the Fund reimbursed the Manager $44 for certain accounting services, which is included in accounting services in the Statement of Operations.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Financial Statements (continued)	BlackRock iShares® Dynamic Fixed Income V.I. Fund

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the expense cap for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of the following expenses:

(a)	The amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement.

(b)	The amount by which the expense cap for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that:

•	The Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year.

•	The Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

In the event the expense cap for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived and/or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense cap for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense cap for that share class.

On June 30, 2016, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expires December 31,
	2016	2017	2018
Fund Level	$75,070	$80,571	$24,752
Class I	$1,455	$9,548	$6,229
Class III	—	$282	$355

Securities Lending

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the six months ended June 30, 2016, the Fund paid BIM $915 for securities lending agent services.

Officers and Directors

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Officer and Directors in the Statement of Operations.

6. Purchases and Sales:

For the six months ended June 30, 2016, purchases and sales of investments, excluding short-term securities, were $5,721,718 and $2,557,830, respectively.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	15

Notes to Financial Statements (continued)	BlackRock iShares® Dynamic Fixed Income V.I. Fund

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for the period ended December 31, 2014 and the year ended December 31, 2015. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2016, inclusive of the open tax returns years and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of December 31, 2015, the Fund had a capital loss carryforward, with no expiration date, available to offset future realized capital gains of $5,270.

As of June 30, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$13,522,488

Gross unrealized appreciation	$387,739
Gross unrealized depreciation	(761)

Net unrealized appreciation	$386,978

8. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2016, the Fund did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Financial Statements (concluded)	BlackRock iShares® Dynamic Fixed Income V.I. Fund

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class I
Shares sold	385,187	$3,857,935	628,288	$6,345,522
Shares issued in reinvestment of distributions	—	—	16,379	159,206
Shares redeemed	(196,193)	(1,968,372)	(148,160)	(1,488,001)

Net increase	188,994	$1,889,563	496,507	$5,016,727

Class III
Shares sold	129,937	$1,289,855	119,320	$1,189,039
Shares issued in reinvestment of distributions	—	—	2,148	20,794
Shares redeemed	(7,822)	(77,230)	(11,110)	(110,897)

Net increase	122,115	$1,212,625	110,358	$1,098,936

Total Net Increase	311,109	$3,102,188	606,865	$6,115,663

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	17

JUNE 30, 2016

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶  BlackRock iShares® Equity Appreciation V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of June 30, 2016	BlackRock iShares® Equity Appreciation V.I. Fund

Investment Objective

BlackRock iShares® Equity Appreciation V.I. Fund’s (the “Fund”) investment objective is to seek to provide growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2016, the Fund outperformed its benchmark, the MSCI All Country World Index.

What factors influenced performance?

•

The largest contributor to Fund performance was exposure to large U.S. companies through the iShares Russell 1000 ETF. This was followed by exposure to a broad range of emerging market companies through the iShares Core MSCI Emerging Markets ETF.

•

The largest detractors from Fund performance came from exposure to a broad range of companies in Europe, Australia, Asia, and the Far East, through the iShares MSCI EAFE ETF. The second-largest detractor was exposure to small public U.S. companies through the iShares Russell 2000 ETF.

Describe recent portfolio activity.

•

Post-Brexit, the investment advisor has a negative outlook on European equities and believes that uncertainty and market volatility may be heightened near term. For these reasons, the Fund reduced exposure to European equities and reduced overall portfolio sensitivity to equity markets. Proceeds were reallocated to U.S. mega-cap stocks and U.S. dividend-paying stocks where the investment adviser sees more opportunity over the near term.

Describe portfolio positioning at period end.

•

At period end, the Fund was neutral in terms of overall market sensitivity, with an overweight to U.S. equities and underweights to Japanese and European stocks. From a sector and currency perspective, the Fund was underweight diversified banks and overweight the U.S. dollar, particularly versus the euro, British pound and Japanese yen.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Affiliated Investment Companies
Equity Funds	68%
Short-Term Securities	32

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

BlackRock iShares® Equity Appreciation V.I. Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[2]	The Fund invests in a portfolio of underlying exchange-traded funds that seek to track equity indices.

[3]

This unmanaged index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

[4]	Commencement of operations.

Performance Summary for the Period Ended June 30, 2016

		Average Annual Total Returns
	6-Month Total Returns[6]	1 Year[6]	Since Inception[6,7]
Class I5	1.65%	(7.11)%	(2.16)%
Class III[5]	1.54	(7.32)	(2.39)
MSCI All Country World Index	1.23	(3.73)	0.41

[5]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[6]	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[7]	The Fund commenced operations on April 30, 2014.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example

	Actual			Hypothetical[9]
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[8]	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[8]	Annualized Expense Ratio
Class I	$1,000.00	$1,016.50	$2.26	$1,000.00	$1,022.63	$2.26	0.45%
Class III	$1,000.00	$1,015.40	$3.51	$1,000.00	$1,021.38	$3.52	0.70%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half-year divided by 366.

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	3

Disclosure of Expenses	BlackRock iShares® Equity Appreciation V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2016 and held through June 30, 2016) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Schedule of Investments June 30, 2016 (Unaudited)	BlackRock iShares® Equity Appreciation V.I. Fund
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares	Value
Equity Funds — 100.2%
iShares Core MSCI Emerging Markets ETF	24,099	$1,008,061
iShares Core S&P 500 ETF (b)	5,287	1,113,971
iShares Core S&P Mid-Cap ETF (b)	5,923	884,837
iShares Core S&P Small-Cap ETF (b)	6,447	749,206
iShares High Dividend ETF	7,772	638,470
iShares MSCI Canada ETF	8,380	205,394
iShares MSCI EAFE ETF (b)	37,751	2,106,883
iShares MSCI EAFE Small-Cap ETF	2,409	116,258
iShares Russell 1000 ETF (b)	19,447	2,273,354
iShares S&P 100 ETF (b)	3,726	346,146

		9,442,580

Affiliated Investment Companies(a)	Shares/ Beneficial Interest (000)	Value
Short-Term Securities — 47.0%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.40% (c)	159,809	$159,809
BlackRock Liquidity Series, LLC, Money Market Series, 0.59% (c)(d)	$4,267	4,267,259

		4,427,068

Total Affiliated Investment Companies (Cost — $13,779,942) — 147.2%		13,869,648
Liabilities in Excess of Other Assets — (47.2)%		(4,446,459)

Net Assets — 100.0%		$9,423,189

Notes to Schedule of Investments

(a)	During the six months ended June 30, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2015	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2016	Value at June 30, 2016	Income		Realized Loss
BlackRock Liquidity Funds, TempFund, Institutional Class	106,288	53,521	[1]	—	159,809	$159,809	$88		—
BlackRock Liquidity Series, LLC, Money Market Series	459,990	$3,807,269	[2]	—	$4,267,259	4,267,259	4,124	[3]	—
iShares Core MSCI Emerging Markets ETF	21,540	2,799		240	24,099	1,008,061	9,097		$(2,014)
iShares Core S&P 500 ETF	4,104	1,283		100	5,287	1,113,971	10,361		(200)
iShares Core S&P Mid-Cap ETF	1,260	4,663		—	5,923	884,837	4,064		—
iShares Core S&P Small-Cap ETF	—	6,447		—	6,447	749,206	2,161		—
iShares High Dividend ETF	—	7,772		—	7,772	638,470	—		—
iShares International Select Dividend ETF	4,823	—		4,823	—	—	1,637		(196)
iShares Micro-Cap ETF	1,708	66		1,774	—	—	335		(5,575)
iShares MSCI Canada ETF	—	8,380		—	8,380	205,394	1,601		—
iShares MSCI EAFE ETF	34,834	14,285		11,368	37,751	2,106,883	55,698		(123,055)
iShares MSCI EAFE Small-Cap ETF	5,717	2,386		5,694	2,409	116,258	5,275		(10,863)
iShares Russell 1000 ETF	15,291	4,416		260	19,447	2,273,354	9,817		(773)
iShares Russell 2000 ETF	10,016	1,959		11,975	—	—	3,851		(35,110)
iShares S&P 100 ETF	1,721	2,005		—	3,726	346,146	1,717		—
Total						$13,869,648	$109,826		$(177,786)

[1]	Represents net shares purchased.

[2]	Represents net beneficial interest purchased.

[3]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(b)	Security, or a portion of security, is on loan.

(c)	Current yield as of period end.

(d)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Portfolio Abbreviation

ETF	Exchange-Traded Fund

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	5

Schedule of Investments (concluded)	BlackRock iShares® Equity Appreciation V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$9,602,389	$4,267,259	—	$13,869,648

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, collateral on securities loaned at value of $4,267,259 is categorized as Level 2 within the disclosure hierarchy.

During the six months ended June 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)	BlackRock iShares® Equity AppreciationV.I. Fund

Assets
Investments at value — affiliated (including securities loaned at value of $4,244,568)(cost — $13,779,942)	$13,869,648
Receivables:
Investments sold	860,906
Securities lending income — affiliated	957
Capital shares sold	1,632
Dividends — affiliated	19
From the Manager	10,032
Prepaid expenses	343

Total assets	14,743,537

Liabilities
Collateral on securities loaned at value	4,267,259
Payables:
Investments purchased	1,002,680
Capital shares redeemed	55
Distribution fees	180
Officer’s and Directors’ fees	886
Other accrued expenses	49,254
Other affiliates	34

Total liabilities	5,320,348

Net Assets	$9,423,189

Net Assets Consist of
Paid-in capital	$10,088,265
Undistributed net investment income	91,125
Accumulated net realized loss	(845,907)
Net unrealized appreciation (depreciation)	89,706

Net Assets	$9,423,189

Net Asset Value
Class I — Based on net assets of $8,476,127 and 914,289 shares outstanding, 100 million shares authorized, $0.10 par value	$9.27

Class III — Based on net assets of $947,062 and 102,506 shares outstanding, 100 million shares authorized, $0.10 par value	$9.24

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	7

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)	BlackRock iShares® Equity AppreciationV.I. Fund

Investment Income
Dividends — affiliated	$105,702
Securities lending — affiliated — net	4,124

Total income	109,826

Expenses
Professional	21,727
Transfer agent	2,390
Transfer agent — class specific	6,858
Printing	7,520
Investment advisory	6,177
Accounting services	3,556
Officer and Directors	2,793
Custodian	1,798
Distribution — class specific	888
Registration	243
Miscellaneous	3,383

Total expenses	57,333
Less:
Fees waived by the Manager	(6,177)
Transfer agent fees reimbursed — class specific	(6,851)
Expenses reimbursed by the Manager	(24,814)

Total expenses after fees waived and reimbursed	19,491

Net investment income	90,335

Realized and Unrealized Gain (Loss)
Net realized loss on investments — affiliated	(177,786)
Net change in unrealized appreciation (depreciation) on investments — affiliated	290,717

Net realized and unrealized gain	112,931

Net Increase in Net Assets Resulting from Operations	$203,266

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Statements of Changes in Net Assets	BlackRock iShares® Equity Appreciation V.I. Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

Operations
Net investment income	$90,335	$125,278
Net realized loss	(177,786)	(646,821)
Net change in unrealized appreciation (depreciation)	290,717	(139,408)

Net increase (decrease) in net assets resulting from operations	203,266	(660,951)

Distributions to Shareholders[1]
From net investment income:
Class I	—	(121,605)
Class III	—	(8,233)
Return of capital:
Class I	—	(3,687)
Class III	—	(266)

Decrease in net assets resulting from distributions to shareholders	—	(133,791)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	1,769,495	4,474,171

Net Assets
Total increase in net assets	1,972,761	3,679,429
Beginning of period	7,450,428	3,770,999

End of period	$9,423,189	$7,450,428

Undistributed net investment income, end of period	$91,125	$790

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	9

Financial Highlights	BlackRock iShares® Equity Appreciation V.I. Fund

	Class I			Class III
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Period April 30, 2014[1] to December 31, 2014	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Period April 30, 2014[1] to December 31, 2014

Per Share Operating Performance
Net asset value, beginning of period	$9.12	$9.93	$10.00	$9.10	$9.92	$10.00

Net investment income[2]	0.10	0.20	0.21	0.10	0.25	0.21
Net realized and unrealized gain (loss)	0.05	(0.84)	(0.17)	0.04	(0.91)	(0.19)

Net increase (decrease) from investment operations	0.15	(0.64)	0.04	0.14	(0.66)	0.02

Distributions:[3]
From net investment income	—	(0.16)	(0.11)	—	(0.15)	(0.10)
Return of capital	—	(0.01)	—	—	(0.01)	—

Total distributions	—	(0.17)	(0.11)	—	(0.16)	(0.10)

Net asset value, end of period	$9.27	$9.12	$9.93	$9.24	$9.10	$9.92

Total Return[4]
Based on net asset value	1.65%[5]	(6.50)%	0.37%[5]	1.54%[5]	(6.70)%	0.16%[5]

Ratios to Average Net Assets[6]
Total expenses	1.38%[7]	2.08%	7.84%[7,8]	1.50%[7]	2.18%	10.67%[7,8]

Total expenses after fees waived and reimbursed	0.45%[7]	0.62%	0.75%[7]	0.70%[7]	0.81%	1.00%[7]

Net investment income	2.19%[7]	1.98%	3.04%[7]	2.28%[7]	2.58%	3.01%[7]

Supplemental Data
Net assets, end of period (000)	$8,476	$6,948	$3,749	$947	$502	$22

Portfolio turnover rate	30%	76%	16%	30%	76%	16%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Period April 30, 2014[1] to December 31, 2014
Investments in underlying funds	0.22%	0.30%	0.27%

[7]	Annualized.

[8]

Organization and/or offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Class I and Class III would have been 8.47% and 11.83%, respectively.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Financial Statements (Unaudited)	BlackRock iShares® Equity Appreciation V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock iShares® Equity Appreciation V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The portion of distributions, if any, that exceeds the Fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	11

Notes to Financial Statements (continued)	BlackRock iShares® Equity Appreciation V.I. Fund

•

The market value of the Fund’s investments in the underlying funds is based on the published net asset value (“NAV”) of each underlying fund computed as of the close of regular trading on the NYSE on days when the NYSE is open.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for the Fund’s investments has been included in the Schedules of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as affiliated investment companies in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Financial Statements (continued)	BlackRock iShares® Equity Appreciation V.I. Fund

– unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Credit Suisse Securities (USA) LLC	$1,037,487	$(1,037,487)	—
JP Morgan Securities LLC	3,207,081	(3,207,081)	—
Total	$4,244,568	$(4,244,568)	—

[1]

Collateral with a value of $4,267,259 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee, which is determined by calculating a percentage of the Fund’s average daily net assets, based on the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.150%
$1 Billion - $3 Billion	0.140%
$3 Billion - $5 Billion	0.135%
Greater than $5 Billion	0.130%

Distribution Fees

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

For the six months ended June 30, 2016, the class specific distribution fees borne directly by Class III is $888.

FUND NAME	DATE	13

Notes to Financial Statements (continued)	BlackRock iShares® Equity Appreciation V.I. Fund

Transfer Agent

The Manager on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent – class specific. For the six months ended June 30, 2016, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the six months ended June 30, 2016, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Class I	Class III	Total
$6,659	$199	$6,858

Expense Limitations, Waivers, Reimbursements and Recoupments

The Manager, with respect to the Fund, contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows:

Class I	0.45%
Class III	0.70%

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2017, unless approved by the Board, including a majority of the Independent Directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a majority of the outstanding voting securities of the Fund.

For the six months ended June 30, 2016, the amount is shown as fees waived by the Manager on the Statement of Operations and the amount included in expenses reimbursed by the Manager was $24,798.

These amounts waived and/or reimbursed are included in fees waived by the Manager shown as transfer agent fees reimbursed – class specific in the Statement of Operations. Class specific expense waivers and/or reimbursements are as follows:

	Class I	Class III	Total
Transfer Agent Fees Reimbursed	$6,653	$198	$6,851

The Manager, with respect to the Fund, voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. In addition, the Manager has contractually agreed to waive the management fee on assets estimated to be attributable to the Fund’s investments in other equity and fixed-income mutual funds managed by BlackRock or its affiliates, if any. This amount is included in expenses reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2016, the amount reimbursed was $16.

For the six months ended June 30, 2016, the Fund reimbursed the Manager $35 for certain accounting services, which is included in accounting services in the Statement of Operations.

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the expense cap for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of the following expenses:

(a)	The amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Financial Statements (continued)	BlackRock iShares® Equity Appreciation V.I. Fund

(b)	The amount by which the expense cap for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that:

•	The Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year.

•	The Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

In the event the expense cap for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived and/or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense cap for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense cap for that share class.

On June 30, 2016, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expires December 31,
	2016	2017	2018
Fund Level	$72,150	$79,049	$30,975
Class I	$1,138	$12,427	$6,653
Class III	—	$168	$198

Securities Lending

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending – affiliated – net in the Statement of Operations. For the six months ended June 30, 2016, the Fund paid BIM $945 for securities lending agent services.

Officers and Directors

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Officer and Directors in the Statement of Operations.

6. Purchases and Sales:

For the six months ended June 30, 2016, purchases and sales of investments, excluding short-term securities, were $4,383,900 and $2,529,145, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	15

Notes to Financial Statements (continued)	BlackRock iShares® Equity Appreciation V.I. Fund

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for the period ended December 31, 2014 and the year ended December 31, 2015. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2016, inclusive of the open tax return years and does not believe there are any uncertain tax positions that require recognition of a tax liability in the financial statements.

As of December 31, 2015, the Fund had a capital loss carryforward, with no expiration date, available to offset future realized capital gains of $98,349.

As of June 30, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$14,012,679

Gross unrealized appreciation	$13,288
Gross unrealized depreciation	(156,319)

Net unrealized depreciation	$(143,031)

8. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2016, the Fund did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy; the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Financial Statements (concluded)	BlackRock iShares® Equity Appreciation V.I. Fund

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class I
Shares sold	175,474	$1,560,877	627,937	$6,297,929
Shares issued in reinvestment of distributions	—	—	13,498	125,292
Shares redeemed	(22,952)	(206,827)	(257,060)	(2,467,085)

Net increase	152,522	$1,354,050	384,375	$3,956,136

Class III
Shares sold	49,881	$438,831	54,945	$537,987
Shares issued in reinvestment of distributions	—	—	917	8,499
Shares redeemed	(2,566)	(23,386)	(2,921)	(28,451)

Net increase	47,315	$415,445	52,941	$518,035

Total Net Increase	199,837	$1,769,495	437,316	$4,474,171

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	17

JUNE 30, 2016

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶  BlackRock Large Cap Core V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of June 30, 2016	BlackRock Large Cap Core V.I. Fund

Investment Objective

BlackRock Large Cap Core V.I. Fund’s (the “Fund”) investment objective is to seek long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2016, the Fund underperformed its benchmark, the Russell 1000® Index.

What factors influenced performance?

•

Financials was the prime detractor from relative performance. Bank holdings, including Bank of America Corp. and Citigroup Inc., underperformed early in 2016 on speculation that low commodity prices would weigh further on inflation expectations and credit markets. At the same time, market volatility and uncertainty led to a sharp slowdown in mergers & acquisitions, equity & debt underwriting and trading activity, which resulted in negatively revised expectations for bank earnings reports. More recently, the group experienced weakness as the Brexit result exacerbated the concern around lower long-term rates and the perpetual Federal Reserve waiting game. Elsewhere in the sector, insurance was a drag, as was an underweight to real estate investment trusts (“REITs”).

•

Consumer discretionary and health care were additional sources of weakness. Cruise operator Carnival Corp. and auto components holding Lear Corp. were the top detractors in consumer discretionary. Carnival underperformed as rising oil prices are expected to modestly pressure the company’s near-term earnings. At the same time, recent terrorist incidents have continued to weigh on US-sourced demand for European cruises. Lear underperformed on concerns around peaking domestic auto sales. Within health care, the position in Teva Pharmaceutical Industries Limited weighed. The broader generics space has been under extreme pressure, with rival companies seeing high rates of deflation in their businesses, which has caused contagion to Teva. Concerns that the acquisition of Allergan, Plc’s generics unit will be delayed also dampened sentiment for the shares, though the timing has little fundamental impact as long as the deal closes.

•

Finally, the Fund’s long-standing underweight to stability/bond proxies, especially telecommunication services and utilities, proved disadvantageous in the six months. The sectors significantly outperformed amid the broad flight to safety in the period, with investors’ search for yield in the lower for longer interest rate environment lending additional support.

•	On the positive side, select holdings within the consumer sectors added value. Media name Comcast Corp. outperformed on better than expected earnings results. The company delivered the best subscriber growth numbers (in both video and high speed data) in over eight years, confirming it is gaining share despite fears that competition from over-the-top (internet-based distribution) is driving accelerated “cord cutting”. In addition, Comcast’s operations, profits and free cash flow generation were increasingly attractive to investors seeking stability and total yield. Tobacco holding Altria Group Inc. gained as the company delivered solid earnings upside and maintained 2016 earnings growth guidance of 7% – 9%. The stock was also a beneficiary of the broader flight to high-yielding dividend growers in the period.

•

Additional contributions came from managed-care holdings UnitedHealth Group Inc. and Aetna Inc. Managed-care stocks broadly performed well on continued strong fundamentals. The companies appear to be managing cost trends well, and pricing remains solid in the majority of businesses. Though the healthcare exchanges continue to struggle, UnitedHealth has almost entirely withdrawn from these markets and Aetna has made a number of changes, including significantly raising prices, which should stabilize the business and remove this headwind. Positive developments in its services arm, Optum, further supported UnitedHealth shares as the unit won several high-profile contracts from CVS Health, aided by its new partnership with Walgreens Boots Alliance. Meanwhile, anticipation around the closing of its proposed merger with Humana further supported Aetna shares in the period (albeit sentiment reversed in July amid renewed uncertainty of the acquisition receiving regulatory approval).

Describe recent portfolio activity.

•

Due to a combination of portfolio trading activity and market movement during the six-month period, the Fund’s exposure to the industrials sector increased, particularly within aerospace & defense, construction & engineering and airlines. Exposure to consumer staples and materials also increased. The largest reduction was in financials, largely with respect to banks and insurance. Consumer discretionary and health care exposure also declined.

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Index, the Fund ended the period with its largest sector overweights in information technology, consumer discretionary and health care. Utilities, telecommunication services and industrials were the most significant underweights.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

BlackRock Large Cap Core V.I. Fund

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance related fees and expenses. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower. The returns for Class III Shares prior to January 27, 2009, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[2]

Under normal circumstances, the Fund invests at least 80% of its assets in a diversified portfolio of equity securities, primarily common stock, of large cap companies located in the United States included at the time of purchase in the Russell 1000® Index.

[3]

An index that measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

Performance Summary for the Period Ended June 30, 2016
		Average Annual Total Returns
	6-Month Total Returns[5]	1 Year[5]	5 Years[5]	10 Years[5]
Class I4	(1.98)%	(2.18)%	8.78%	5.33%
Class II4	(2.04)	(2.32)	8.61	5.17
Class III[4]	(2.11)	(2.44)	8.49	5.05[6]
Russell 1000® Index	3.74	2.93	11.88	7.51

[4]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower.

[5]	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[6]

The returns for Class III Shares prior to January 27, 2009, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[7]	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[7]	Annualized Expense Ratio
Class I	$1,000.00	$980.20	$2.86	$1,000.00	$1,021.98	$2.92	0.58%
Class II	$1,000.00	$979.60	$3.69	$1,000.00	$1,021.13	$3.77	0.75%
Class III	$1,000.00	$978.90	$4.23	$1,000.00	$1,020.59	$4.32	0.86%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	3

BlackRock Large Cap Core V.I. Fund

Portfolio Information as of June 30, 2016

Sector Allocation	Percent of Net Assets
Information Technology	24%
Health Care	17
Consumer Discretionary	16
Financials	15
Consumer Staples	9
Industrials	7
Energy	6
Materials	3
Utilities	1
Short-Term Securities	8
Liabilities in Excess of Other Assets	(6)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2016 and held through June 30, 2016) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Schedule of Investments June 30, 2016 (Unaudited)	BlackRock Large Cap Core V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 2.5%
L-3 Communications Holdings, Inc.	26,104	$3,829,196
Raytheon Co.	58,100	7,898,695

		11,727,891
Airlines — 2.8%
Delta Air Lines, Inc.	125,900	4,586,537
Southwest Airlines Co.	186,800	7,324,428
United Continental Holdings, Inc. (a)	30,290	1,243,102

		13,154,067
Auto Components — 2.3%
Goodyear Tire & Rubber Co.	126,500	3,245,990
Lear Corp.	74,129	7,543,367

		10,789,357
Banks — 10.5%
Bank of America Corp.	935,603	12,415,452
Citigroup, Inc.	123,367	5,229,527
JPMorgan Chase & Co.	256,983	15,968,924
SunTrust Banks, Inc.	137,026	5,629,028
U.S. Bancorp	266,535	10,749,356

		49,992,287
Beverages — 1.8%
Dr Pepper Snapple Group, Inc.	73,000	7,053,990
Molson Coors Brewing Co., Class B	15,408	1,558,211

		8,612,201
Biotechnology — 4.0%
Amgen, Inc.	62,720	9,542,848
Gilead Sciences, Inc.	111,690	9,317,180

		18,860,028
Building Products — 0.7%
Owens Corning	62,700	3,230,304
Capital Markets — 1.6%
Goldman Sachs Group, Inc.	51,020	7,580,552
Chemicals — 1.0%
Dow Chemical Co.	34,732	1,726,528
Eastman Chemical Co.	41,180	2,796,122

		4,522,650
Communications Equipment — 2.5%
Cisco Systems, Inc.	416,630	11,953,115
Construction & Engineering — 0.7%
AECOM (a)(b)	69,382	2,204,266
EMCOR Group, Inc.	20,200	995,052

		3,199,318
Consumer Finance — 0.8%
SLM Corp. (a)	638,680	3,947,042

Common Stocks	Shares	Value
Containers & Packaging — 1.5%
Avery Dennison Corp.	33,400	$2,496,650
Packaging Corp. of America	69,577	4,656,788

		7,153,438
Electronic Equipment, Instruments & Components — 1.1%
CDW Corp.	73,150	2,931,852
Flextronics International Ltd. (a)	183,600	2,166,480

		5,098,332
Energy Equipment & Services — 0.3%
Schlumberger Ltd.	19,040	1,505,683
Food & Staples Retailing — 3.9%
CVS Health Corp.	128,350	12,288,229
Walgreens Boots Alliance, Inc.	76,700	6,386,809

		18,675,038
Food Products — 0.9%
Tyson Foods, Inc., Class A (b)	64,930	4,336,675
Health Care Providers & Services — 8.8%
Aetna, Inc.	100,700	12,298,491
Centene Corp. (a)(b)	95,500	6,815,835
Cigna Corp.	48,938	6,263,575
Humana, Inc. (b)	16,600	2,986,008
Laboratory Corp. of America Holdings (a)	38,050	4,956,773
UnitedHealth Group, Inc.	58,700	8,288,440

		41,609,122
Hotels, Restaurants & Leisure — 1.9%
Carnival Corp. (b)	204,717	9,048,491
Household Durables — 1.6%
D.R. Horton, Inc.	131,039	4,125,108
Lennar Corp., Class A	45,077	2,078,050
NVR, Inc. (a)	909	1,618,329

		7,821,487
Insurance — 2.1%
American International Group, Inc.	85,711	4,533,255
Travelers Cos., Inc.	44,895	5,344,301

		9,877,556
Internet Software & Services — 4.6%
Alphabet, Inc., Class A (a)	12,923	9,091,718
Alphabet, Inc., Class C (a)	14,234	9,851,351
Facebook, Inc., Class A (a)	25,627	2,928,653

		21,871,722
IT Services — 2.0%
Amdocs Ltd.	67,924	3,920,573

Portfolio Abbreviations
ADR	American Depositary Receipts
S&P	Standard & Poor’s

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	5

Schedule of Investments (continued)	BlackRock Large Cap Core V.I. Fund

Common Stocks	Shares	Value
IT Services (continued)
Cognizant Technology Solutions Corp., Class A (a)	93,300	$5,340,492

		9,261,065
Machinery — 0.4%
WABCO Holdings, Inc. (a)	21,700	1,987,069
Media — 4.3%
Comcast Corp., Class A	237,500	15,482,625
Omnicom Group, Inc. (b)	59,490	4,847,840

		20,330,465
Metals & Mining — 0.7%
Rio Tinto PLC — ADR (b)	108,682	3,401,746
Multi-Utilities — 0.8%
Public Service Enterprise Group, Inc.	82,700	3,854,647
Oil, Gas & Consumable Fuels — 5.5%
Anadarko Petroleum Corp.	28,340	1,509,105
BP PLC — ADR (b)	215,950	7,668,385
Chevron Corp.	53,100	5,566,473
Hess Corp.	41,205	2,476,421
Marathon Oil Corp.	79,010	1,185,940
Statoil ASA — ADR	92,520	1,601,521
Suncor Energy, Inc. (b)	176,310	4,889,076
Valero Energy Corp. (b)	26,300	1,341,300

		26,238,221
Pharmaceuticals — 4.3%
Johnson & Johnson	17,985	2,181,581
Pfizer, Inc.	341,910	12,038,651
Teva Pharmaceutical Industries Ltd. — ADR	126,144	6,336,213

		20,556,445
Road & Rail — 0.6%
Norfolk Southern Corp.	30,919	2,632,134
Semiconductors & Semiconductor Equipment — 2.5%
Intel Corp.	69,430	2,277,304
Lam Research Corp. (b)	97,212	8,171,641
NVIDIA Corp. (b)	33,580	1,578,596

		12,027,541

Common Stocks	Shares	Value
Software — 5.1%
Activision Blizzard, Inc.	251,540	$9,968,530
Microsoft Corp.	281,410	14,399,750

		24,368,280
Specialty Retail — 5.5%
GNC Holdings, Inc., Class A	74,200	1,802,318
Home Depot, Inc.	85,400	10,904,726
Lowe’s Cos., Inc.	117,900	9,334,143
Ross Stores, Inc.	69,650	3,948,459

		25,989,646
Technology Hardware, Storage & Peripherals — 5.8%
Apple Inc.	215,260	20,578,856
EMC Corp.	219,000	5,950,230
Western Digital Corp.	25,560	1,207,966

		27,737,052
Tobacco — 2.6%
Altria Group, Inc.	176,445	12,167,647
Total Long-Term Investments (Cost — $391,908,957) — 98.0%		465,118,314

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.40% (c)(d)	2,772,232	2,772,232
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.59% (c)(d)(e)	$36,399	36,398,892
Total Short-Term Securities (Cost — $39,171,124) — 8.3%		39,171,124
Total Investments (Cost — $431,080,081) — 106.3%		504,289,438
Liabilities in Excess of Other Assets — (6.3)%		(29,803,074)

Net Assets — 100.0%		$474,486,364

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	During the six months ended June 30, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2015	Net Activity	Shares/Beneficial Interest Held at June 30, 2016	Value at June 30, 2016	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	1,724,257	1,047,975	2,772,232	$ 2,772,232	$20,004
BlackRock Liquidity Series, LLC, Money Market Series	$19,784,132	$16,614,760	$36,398,892	36,398,892	31,318	[1]
Total				$39,171,124	$51,322

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	Current yield as of period end.

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Large Cap Core V.I. Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Long	Issue	Expiration	Notional Value	Unrealized Appreciation
14	S&P 500 E-Mini Index	September 2016	$1,463,140	$14,278

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Statements of Assets and Liabilities Location		Credit Contracts	Commodity Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Assets - Derivative Financial Instruments
Futures contracts	Net unrealized appreciation	[1]	—	—	$14,278	—	—	$14,278

[1]

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the six months ended June 30, 2016, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Credit Contracts	Commodity Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain from:
Futures contracts	—	—	$655,203	—	—	$655,203

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	$ 14,278	—	—	$ 14,278

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contract — long	$2,731,783

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$16,383	—
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(16,383)	—
Total derivative assets and liabilities subject to an MNA	—	—

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$465,118,314	—	—	$465,118,314
Short-Term Securities	2,772,232	$36,398,892	—	39,171,124

Total	$467,890,546	$36,398,892	—	$504,289,438

[1]	See above Schedule of Investments for values in each industry

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	7

Schedule of Investments (concluded)	BlackRock Large Cap Core V.I. Fund

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Equity contracts	$14,278	—	—	$14,278

[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for futures contracts	$59,000	—	—	$59,000
Liabilities:
Collateral on securities loaned at value	—	$(36,398,892)	—	(36,398,892)
Total	$59,000	$(36,398,892)	—	$(36,339,892)

During the six months ended June 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Statement of Assets and Liabilities

June 30, 2016 (unaudited)	BlackRock Large Cap Core V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $36,238,993) (cost — $391,908,957)	$465,118,314
Investments at value — affiliated (cost — $39,171,124)	39,171,124
Cash pledged for futures contracts	59,000
Receivables:
Investments sold	9,678,265
Securities lending income — affiliated	8,141
Capital shares sold	4,154
Dividends — affiliated	2,818
Dividends — unaffiliated	384,673
From the Manager	111,174
Variation margin on futures contracts	16,383
Prepaid expenses	1,112

Total assets	514,555,158

Liabilities
Collateral on securities loaned at value	36,398,892
Payables:
Investments purchased	2,952,702
Capital shares redeemed	91,353
Distribution fees	62,612
Investment advisory fees	180,568
Officer’s and Directors’ fees	3,863
Other accrued expenses	61,197
Other affiliates	2,642
Professional fees	31,373
Transfer agent fees	283,592

Total liabilities	40,068,794

Net Assets	$474,486,364

Net Assets Consist of
Paid-in capital	$385,629,667
Undistributed net investment income	2,491,031
Undistributed net realized gain	13,142,031
Net unrealized appreciation (depreciation)	73,223,635

Net Assets	$474,486,364

Net Asset Value
Class I — Based on net assets of $168,488,508 and 5,474,041 shares outstanding, 200 million shares authorized, $0.10 par value	$30.78

Class II — Based on net assets of $4,617,779 and 150,038 shares outstanding, 100 million shares authorized, $0.10 par value	$30.78

Class III — Based on net assets of $301,380,077 and 9,852,742 shares outstanding, 100 million shares authorized, $0.10 par value	$30.59

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	9

Statement of Operations

Six Months Ended June 30, 2016 (unaudited)	BlackRock Large Cap Core V.I. Fund

Investment Income
Dividends — unaffiliated	$4,249,359
Securities lending — affiliated — net	31,318
Dividends — affiliated	20,004
Foreign taxes withheld	(35,092)

Total income	4,265,589

Expenses
Investment advisory	1,093,628
Transfer agent	2,346
Transfer agent — class specific	495,241
Distribution — class specific	374,975
Accounting services	54,263
Printing	26,711
Professional	34,170
Officer and Directors	12,764
Custodian	14,842
Registration	13
Miscellaneous	7,858

Total expenses	2,116,811
Less:
Fees waived by the Manager	(3,567)
Transfer agent fees reimbursed — class specific	(331,691)

Total expenses after fees waived and/or reimbursed	1,781,553

Net investment income	2,484,036

Realized and Unrealized Gain (Loss) from:
Net realized gain from:
Investments	8,975,358
Futures contracts	655,203

9,630,561

Net change in unrealized appreciation (depreciation) on:
Investments	(21,688,389)
Futures contracts	14,278

(21,674,111)

Total realized and unrealized loss	(12,043,550)

Net Decrease in Net Assets Resulting from Operations	$(9,559,514)

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Statements of Changes in Net Assets	BlackRock Large Cap Core V.I. Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

Operations
Net investment income	$2,484,036	$4,768,437
Net realized gain	9,630,561	24,180,947
Net change in unrealized appreciation (depreciation)	(21,674,111)	(26,765,746)

Net increase (decrease) in net assets resulting from operations	(9,559,514)	2,183,638

Distributions to Shareholders[1]
From net investment income:
Class I	—	(2,154,309)
Class II	—	(49,177)
Class III	—	(2,726,763)
From net realized gain:
Class I	—	(9,419,280)
Class II	—	(272,636)
Class III	—	(15,768,565)

Decrease in net assets resulting from distributions to shareholders	—	(30,390,730)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(12,005,027)	(16,430,161)

Net Assets
Total decrease in net assets	(21,564,541)	(44,637,253)
Beginning of period	496,050,905	540,688,158

End of period	$474,486,364	$496,050,905

Undistributed net investment income, end of period	$2,491,031	$6,995

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	11

Financial Highlights	BlackRock Large Cap Core V.I. Fund

	Class I
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31,
		2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$31.40	$33.26	$33.80	$25.55	$23.00	$22.73

Net investment income[1]	0.18	0.36	0.34	0.30	0.39	0.29
Net realized and unrealized gain (loss)	(0.80)	(0.16)	3.86	8.27	2.54	0.26

Net increase (decrease) from investment operations	(0.62)	0.20	4.20	8.57	2.93	0.55

Distributions:[2]
From net investment income	—	(0.39)	(0.36)	(0.32)	(0.38)	(0.28)
From net realized gain	—	(1.67)	(4.38)	—	—	—

Total distributions	—	(2.06)	(4.74)	(0.32)	(0.38)	(0.28)

Net asset value, end of period	$30.78	$31.40	$33.26	$33.80	$25.55	$23.00

Total Return[3]
Based on net asset value	(1.98)%[4]	0.52%	12.36%	33.56%	12.75%	2.40%

Ratios to Average Net Assets
Total expenses	0.74%[5]	0.71%	0.73%	0.73%	0.69%	0.56%

Total expenses after fees waived and/or reimbursed	0.58%[5]	0.56%	0.57%	0.58%	0.59%	0.56%

Net investment income	1.23%[5]	1.08%	0.97%	1.03%	1.56%	1.21%

Supplemental Data
Net assets, end of period (000)	$168,489	$184,151	$212,067	$219,418	$191,227	$193,953

Portfolio turnover rate	28%	31%	48%	42%	110%	101%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Financial Highlights (continued)	BlackRock Large Cap Core V.I. Fund

	Class II
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31,
		2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$31.42	$33.27	$33.79	$25.56	$23.01	$22.74

Net investment income[1]	0.16	0.30	0.28	0.25	0.35	0.23
Net realized and unrealized gain (loss)	(0.80)	(0.16)	3.87	8.25	2.54	0.27

Net increase (decrease) from investment operations	(0.64)	0.14	4.15	8.50	2.89	0.50

Distributions:[2]
From net investment income	—	(0.32)	(0.29)	(0.27)	(0.34)	(0.23)
From net realized gain	—	(1.67)	(4.38)	—	—	—

Total distributions	—	(1.99)	(4.67)	(0.27)	(0.34)	(0.23)

Net asset value, end of period	$30.78	$31.42	$33.27	$33.79	$25.56	$23.01

Total Return[3]
Based on net asset value	(2.04)%[4]	0.34%	12.23%	33.28%	12.59%	2.20%

Ratios to Average Net Assets
Total expenses	0.92%[5]	0.85%	0.89%	0.86%	0.85%	0.71%

Total expenses after fees waived and/or reimbursed	0.75%[5]	0.73%	0.74%	0.75%	0.74%	0.71%

Net investment income	1.05%[5]	0.91%	0.81%	0.86%	1.42%	1.00%

Supplemental Data
Net assets, end of period (000)	$4,618	$5,333	$6,203	$6,080	$4,603	$4,239

Portfolio turnover rate	28%	31%	48%	42%	110%	101%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	13

Financial Highlights (concluded)	BlackRock Large Cap Core V.I. Fund

	Class III
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31,
		2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$31.25	$33.11	$33.66	$25.46	$22.92	$22.67

Net investment income[1]	0.14	0.27	0.24	0.22	0.32	0.25
Net realized and unrealized gain (loss)	(0.80)	(0.17)	3.84	8.22	2.54	0.23

Net increase (decrease) from investment operations	(0.66)	0.10	4.08	8.44	2.86	0.48

Distributions:[2]
From net investment income	—	(0.29)	(0.25)	(0.24)	(0.32)	(0.23)
From net realized gain	—	(1.67)	(4.38)	—	—	—

Total distributions	—	(1.96)	(4.63)	(0.24)	(0.32)	(0.23)

Net asset value, end of period	$30.59	$31.25	$33.11	$33.66	$25.46	$22.92

Total Return[3]
Based on net asset value	(2.11)%[4]	0.23%	12.07%	33.16%	12.49%	2.11%

Ratios to Average Net Assets
Total expenses	0.99%[5]	0.96%	0.98%	0.99%	0.94%	0.81%

Total expenses after fees waived and/or reimbursed	0.86%[5]	0.84%	0.85%	0.86%	0.87%	0.81%

Net investment income	0.95%[5]	0.80%	0.69%	0.75%	1.30%	1.05%

Supplemental Data
Net assets, end of period (000)	$301,380	$306,567	$322,418	$300,005	$232,024	$145,432

Portfolio turnover rate	28%	31%	48%	42%	110%	101%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Financial Statements (Unaudited)	BlackRock Large Cap Core V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The Funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Large Cap Core V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of the Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	15

Notes to Financial Statements (continued)	BlackRock Large Cap Core V.I. Fund

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value each business day.

•

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments and derivative financial instruments are typically categorized as Level 3. The fair value hierarchy for the Fund’s investments and derivative financial instruments has been included in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Financial Statements (continued)	BlackRock Large Cap Core V.I. Fund

to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value - unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount[2]
Citigroup Global Markets, Inc.	$5,208,281	$(5,197,659)	$10,622
Goldman Sachs & Co.	136,169	(136,169)	—
JP Morgan Securities LLC	14,933,981	(14,913,161)	20,820
Morgan Stanley	8,244,810	(8,244,810)	—
State Street Bank & Trust Co.	7,715,752	(7,715,752)	—

Total	$36,238,993	$(36,207,551)	$31,442

[1]

Collateral with a value of $36,398,892 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

[2]

The market value of the loaned securities is determined as of June 30, 2016. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: The Fund invests in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	17

Notes to Financial Statements (continued)	BlackRock Large Cap Core V.I. Fund

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee, which is determined by calculating a percentage of the Fund’s average daily net assets based on the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $250 Million	0.500%
$250 Million - $300 Million	0.450%
$300 Million - $400 Million	0.425%
Greater than $400 Million	0.400%

Distribution Fees

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Funds as follows:

	Class II	Class III
Distribution Fee	0.15%	0.25%

For the six months ended June 30, 2016, the following table shows the class specific distribution fees borne directly by each share class of the Fund:

Class II	Class III	Total
$3,763	$371,212	$374,975

Transfer Agent

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the six months ended June 30, 2016, the Fund paid the following amounts to affiliates in return for these services, which is included in transfer agent — class specific in the Statement of Operations:

Class I	Class II	Class III	Total
$180,118	$6,112	$309,011	$495,241

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Financial Statements (continued)	BlackRock Large Cap Core V.I. Fund

Expense Limitations, Waivers and Reimbursements

The Manager, with respect to the Fund, contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows:

Class I	1.25%
Class III	1.40%
Class III	1.50%

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2017 unless approved by the Board, including a majority of the Independent Directors who are not “interested persons” of the Fund, as defined in the 1940 Act or by a majority of the outstanding voting securities of the Fund.

The Manager, with respect to the Fund, voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is included in fees waived by the Manager in the Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. For the six months ended June 30, 2016, the amount was $3,567.

The Manager has contractually agreed to reimburse transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.05%
Class II	0.07%
Class III	0.08%

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2017 unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund.

These amounts are shown as transfer agent fees reimbursed - class specific in the Statement of Operation. Class specific expense waivers and/or reimbursements are as follows:

	Class I	Class II	Class III	Total
Transfer Agent Fees Reimbursed	$137,443	$4,351	$189,897	$331,691

For the six months ended June 30, 2016, the Fund reimbursed the Manager $2,657 for certain accounting services, which is included in accounting services in the Statement of Operations.

Securities Lending

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	19

Notes to Financial Statements (continued)	BlackRock Large Cap Core V.I. Fund

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the six months ended June 30, 2016, the Fund paid BIM $11,382 for securities lending agent services.

Officers and Directors

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Officer and Directors in the Statement of Operations.

7. Purchases and Sales:

For the six months ended June 30, 2016, purchases and sales of investments, excluding short-term securities, were $132,526,929 and $148,735,329, respectively.

8. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2015. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of June 30, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$432,496,005

Gross unrealized appreciation	$85,543,856
Gross unrealized depreciation	(13,750,423)

Net unrealized appreciation	$71,793,433

9. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2016, the Fund did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political or/and social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Financial Statements (concluded)	BlackRock Large Cap Core V.I. Fund

of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class l
Shares sold	70,419	$2,137,125	61,356	$2,027,889
Shares issued in reinvestment of distributions	—	—	360,977	11,573,589
Shares redeemed	(460,873)	(13,944,228)	(933,673)	(31,107,976)

Net decrease	(390,454)	$(11,807,103)	(511,340)	$(17,506,498)

Class ll
Shares sold	27,348	$814,266	87,132	$2,879,243
Shares issued in reinvestment of distributions	—	—	10,010	321,813
Shares redeemed	(47,027)	(1,437,273)	(113,855)	(3,800,979)

Net decrease	(19,679)	$(623,007)	(16,713)	$(599,923)

Class lll
Shares sold	428,198	$11,991,667	270,465	$8,947,440
Shares issued in reinvestment of distributions	—	—	579,467	18,495,328
Shares redeemed	(385,757)	(11,566,584)	(777,765)	(25,766,508)

Net increase	42,441	$425,083	72,167	$1,676,260

Total Net decrease	(367,692)	$(12,005,027)	(455,886)	$(16,430,161)

12. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

The Fund paid a long-term capital gain distribution in the following amounts per share on July 22, 2016 to shareholders of record on July 20, 2016:

Long-Term Capital Gain
Class I	$0.320562
Class II	$0.320562
Class III	$0.320562

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	21

JUNE 30, 2016

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶   BlackRock Large Cap Growth V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of June 30, 2016	BlackRock Large Cap Growth V.I. Fund

Investment Objective

BlackRock Large Cap Growth V.I. Fund’s (the “Fund”) investment objective is to seek long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2016, the Fund underperformed its benchmark, the Russell 1000® Growth Index.

What factors influenced performance?

•

At the sector level, industrials was the prime detractor from performance, with airlines having the greatest negative impact. Carriers, including Delta Air Lines Inc. and Southwest Airlines Co., underperformed in the latter half of the reporting period as second-quarter PRASM (passenger revenue per available seat mile) guidance disappointed the market. Weakness persisted through the end of the period as companies further lowered PRASM guidance, weighing on sentiment and earnings estimates. Higher fuel prices were an additional drag for the group.

•

The Fund’s long-standing underweight to stability/bond proxies, especially real estate investment trusts (“REITs”) within financials and telecommunication services, also hindered relative results. The sectors significantly outperformed amid the broad flight to safety in the period, with investors’ search for yield in the lower for longer interest rate environment lending additional support.

•

In stock specifics, Alliance Data Systems Corp. and Lear Corp. were top detractors. Alliance Data Systems reported an in-line fourth quarter and reiterated 2016 guidance, but the stock sold off primarily on macro worries as the guidance included higher credit losses versus a year ago. The stock was eliminated by the end of the reporting period. Lear underperformed on concerns around peaking domestic auto sales.

•

On the positive side, the top contributor to performance was health care, where a tilt to managed care proved most advantageous. Managed-care stocks broadly performed well on continued strong fundamentals. The companies appear to be managing cost trends well, and pricing remains solid in the majority of businesses. Though the healthcare exchanges continue to struggle, most companies seem to have found a solution, either by significantly improving margins or simply exiting the business. Anticipation of accretive M&A opportunities further boosted sentiment for the group, with the successful closing and initial integration of the Centene/Health Net merger. Elsewhere, an underweight to biotechnology was beneficial as it was the worst-performing industry in the sector.

•

On an individual stock basis, information technology (“IT”) holding NVIDIA Corp. was the largest portfolio contributor in the six months. The company delivered strong quarterly results, driven by 17% gaming growth, despite tough comparisons and ahead of a new product cycle. Also notable, datacenter growth accelerated and automotive demand remains robust. Select holdings within the consumer sectors also added value, namely tobacco holding Altria Group Inc. and media name Comcast Corp.

Describe recent portfolio activity.

•

Due to a combination of portfolio trading activity and market movement during the six-month period, the Fund’s exposure to the materials and consumer staples sectors increased, particularly within containers & packaging and food & staples retailing. The largest reduction was in industrials, largely with respect to air freight & logistics and aerospace & defense. Energy exposure also declined.

Describe portfolio positioning at period end.

•	Relative to the Russell 1000® Growth Index, the Fund ended the period with its largest sector overweight in IT, while industrials was the most significant underweight.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Net Assets
Information Technology	33%
Consumer Discretionary	20
Health Care	19
Consumer Staples	10
Industrials	6
Financials	6
Materials	4
Energy	1
Short-Term Securities	4
Liabilities in Excess of Other Assets	(3)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

BlackRock Large Cap Growth V.I. Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance related fees and expenses.

[2]	The Fund invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States.

[3]

An unmanaged index that measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to-book ratios and higher forecasted growth values.

Performance Summary for the Period Ended June 30, 2016
		Average Annual Total Returns
	6-Month Total Returns[5]	1 Year[5]	5 Years[5]	10 Years[5]
Class I4	(1.03)%	0.60%	10.47%	6.42%
Class III[4]	(1.26)	0.29	10.18	6.15
Russell 1000® Growth Index	1.36	3.02	12.35	8.78

[4]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[5]	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[6]	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[6]	Annualized Expense Ratio
Class I	$1,000.00	$989.70	$4.11	$1,000.00	$1,020.74	$4.17	0.83%
Class III	$1,000.00	$987.40	$5.34	$1,000.00	$1,019.49	$5.42	1.08%

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	3

Disclosure of Expenses	BlackRock Large Cap Growth V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2016 and held through June 30, 2016) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Schedule of Investments June 30, 2016 (Unaudited)	BlackRock Large Cap Growth V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Airlines — 4.1%
Delta Air Lines, Inc.	37,962	$1,382,956
JetBlue Airways Corp. (a)	21,083	349,134
Southwest Airlines Co.	66,244	2,597,427
United Continental Holdings, Inc. (a)	16,810	689,882

		5,019,399
Auto Components — 2.4%
Goodyear Tire & Rubber Co.	29,392	754,199
Lear Corp.	21,541	2,192,012

		2,946,211
Banks — 2.4%
U.S. Bancorp	59,150	2,385,519
Wells Fargo & Co.	11,620	549,975

		2,935,494
Beverages — 2.2%
Dr Pepper Snapple Group, Inc.	28,350	2,739,460
Biotechnology — 6.1%
Amgen, Inc.	24,960	3,797,664
Biogen, Inc. (a)	1,287	311,222
Gilead Sciences, Inc.	40,553	3,382,931

		7,491,817
Capital Markets — 0.8%
Goldman Sachs Group, Inc.	6,383	948,386
Chemicals — 1.6%
Dow Chemical Co.	16,150	802,817
Eastman Chemical Co.	17,623	1,196,602

		1,999,419
Communications Equipment — 1.5%
Cisco Systems, Inc.	66,009	1,893,798
Construction & Engineering — 0.6%
AECOM (a)	25,073	796,569
Consumer Finance — 0.9%
SLM Corp. (a)	187,083	1,156,173
Containers & Packaging — 2.6%
Avery Dennison Corp.	21,928	1,639,118
Packaging Corp. of America	23,354	1,563,083

		3,202,201
Electronic Equipment, Instruments & Components — 1.6%
CDW Corp.	48,335	1,937,267
Energy Equipment & Services — 0.9%
Schlumberger Ltd.	14,541	1,149,902
Food & Staples Retailing — 3.4%
CVS Health Corp.	28,989	2,775,407
Walgreens Boots Alliance, Inc.	16,189	1,348,058

		4,123,465
Food Products — 0.9%
Tyson Foods, Inc., Class A	17,024	1,137,033
Health Care Providers & Services — 10.0%
Aetna, Inc.	24,500	2,992,185
Centene Corp. (a)	27,430	1,957,679
Cigna Corp.	9,460	1,210,785

Common Stocks	Shares	Value
Health Care Providers & Services (continued)
Laboratory Corp. of America Holdings (a)	12,120	$1,578,872
UnitedHealth Group, Inc.	23,410	3,305,492
Universal Health Services, Inc., Class B	9,527	1,277,571

		12,322,584
Household Durables — 2.2%
D.R. Horton, Inc.	41,495	1,306,263
Lennar Corp., Class A	14,451	666,191
NVR, Inc. (a)	381	678,310

		2,650,764
Industrial Conglomerates — 0.7%
3M Co.	4,763	834,097
Insurance — 1.5%
Travelers Cos., Inc.	15,910	1,893,926
Internet & Catalog Retail — 1.9%
Priceline Group, Inc. (a)	1,844	2,302,068
Internet Software & Services — 8.8%
Alphabet, Inc., Class A (a)	5,385	3,788,509
Alphabet, Inc., Class C (a)	5,670	3,924,207
Facebook, Inc., Class A (a)	27,235	3,112,416

		10,825,132
IT Services — 4.3%
Amdocs Ltd.	20,067	1,158,267
Cognizant Technology Solutions Corp., Class A (a)	50,860	2,911,226
Total System Services, Inc.	22,840	1,213,032

		5,282,525
Machinery — 0.4%
WABCO Holdings, Inc. (a)	5,740	525,612
Media — 6.2%
Comcast Corp., Class A	74,300	4,843,617
Omnicom Group, Inc. (b)	33,485	2,728,693

		7,572,310
Pharmaceuticals — 2.3%
Merck & Co., Inc.	15,955	919,168
Pfizer, Inc.	20,237	712,545
Teva Pharmaceutical Industries Ltd. — ADR	23,850	1,197,985

		2,829,698
Semiconductors & Semiconductor Equipment — 3.2%
Lam Research Corp. (b)	25,862	2,173,960
NVIDIA Corp. (b)	36,867	1,733,118

		3,907,078
Software — 6.3%
Activision Blizzard, Inc.	63,568	2,519,200
Microsoft Corp.	101,290	5,183,009

		7,702,209
Specialty Retail — 7.8%
GNC Holdings, Inc., Class A	18,885	458,717
Home Depot, Inc.	31,714	4,049,561
Lowe’s Cos., Inc.	35,600	2,818,452

Portfolio Abbreviations
ADR	American Depositary Receipts

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	5

Schedule of Investments (continued)	BlackRock Large Cap Growth V.I. Fund

Common Stocks	Shares	Value
Specialty Retail (continued)
Ross Stores, Inc.	40,561	$2,299,403

		9,626,133
Technology Hardware, Storage & Peripherals — 7.5%
Apple Inc.	80,735	7,718,266
EMC Corp.	53,705	1,459,165

		9,177,431
Tobacco — 3.5%
Altria Group, Inc.	63,080	4,349,997
Total Long-Term Investments (Cost — $99,204,409) — 98.6%		121,278,158

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.40% (c)(d)	184,081	$184,081
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.59% (c)(d)(e)	$5,309	5,309,142
Total Short-Term Securities (Cost — $5,493,223) — 4.5%		5,493,223
Total Investments (Cost — $104,697,632) — 103.1%		126,771,381
Liabilities in Excess of Other Assets — (3.1)%		(3,753,679)

Net Assets — 100.0%		$123,017,702

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	During the six months ended June 30, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2015	Net Activity	Shares/Beneficial Interest Held at June 30, 2016	Value at June 30, 2016	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	3,211,665	(3,027,584)	184,081	$ 184,081	$7,593
BlackRock Liquidity Series, LLC, Money Market Series	$3,728,591	$ 1,580,551	$5,309,142	5,309,142	7,963	[1]
Total				$5,493,223	$15,556

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	Current yield as of period end.

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Categorized by Risk Exposure

For the six months ended June 30, 2016, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contacts	Total
Net Realized Gain from:
Futures contracts	—	—	$90,064	—	—	—	$90,064
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contacts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	$(39,568)	—	—	—	$(39,568)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,077,038

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Schedule of Investments (concluded)	BlackRock Large Cap Growth V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$121,278,158	—	—	$121,278,158
Short-Term Securities	184,081	$5,309,142	—	5,493,223

Total	$121,462,239	$5,309,142	—	$126,771,381

[1] See above Schedule of Investments for values in each industry.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, collateral on securities loaned at value of $5,309,142 is categorized as Level 2 within the disclosure hierarchy.

During the six months ended June 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	7

Statement of Assets and Liabilities

June 30, 2016 (unaudited)	BlackRock Large Cap Growth V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $5,291,595) (cost — $99,204,409)	$121,278,158
Investments at value — affiliated (cost — $5,493,223)	5,493,223
Receivables:
Investments sold	1,732,503
Securities lending income — affiliated	1,708
Capital shares sold	3,958
Dividends — affiliated	647
Dividends — unaffiliated	142,570
From the Manager	29,451
Prepaid expenses	302

Total assets	128,682,520

Liabilities
Collateral on securities loaned at value	5,309,142
Payables:
Investments purchased	97,989
Capital shares redeemed	68,924
Distribution fees	7,292
Investment advisory fees	66,926
Officer’s and Directors’ fees	2,570
Other accrued expenses	14,481
Other affiliates	700
Professional fees	19,787
Transfer agent fees	77,007

Total liabilities	5,664,818

Net Assets	$123,017,702

Net Assets Consist of
Paid-in capital	$96,005,029
Undistributed net investment income	414,819
Accumulated net realized gain	4,524,105
Net unrealized appreciation (depreciation)	22,073,749

Net Assets	$123,017,702

Net Asset Value
Class I — Based on net assets of $87,080,668 and 6,476,599 shares outstanding, 100 million shares authorized, $0.10 par value	$13.45

Class III — Based on net assets of $35,937,034 and 2,695,448 shares outstanding, 100 million shares authorized, $0.10 par value	$13.33

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Statement of Operations

Six Months Ended June 30, 2016 (unaudited)	BlackRock Large Cap Growth V.I. Fund

Investment Income
Dividends — unaffiliated	$969,297
Securities lending — affiliated — net	7,963
Dividends — affiliated	7,593
Foreign taxes withheld	(2,840)

Total income	982,013

Expenses
Investment advisory	414,982
Transfer agent	2,418
Transfer agent — class specific	130,353
Distribution — class specific	44,405
Professional	22,148
Accounting services	16,581
Officer and Directors	10,457
Printing	8,643
Custodian	3,845
Miscellaneous	5,070

Total expenses	658,902
Less:
Fees waived by the Manager	(1,368)
Transfer agent fees reimbursed — class specific	(85,541)

Total expenses after fees waived and/or reimbursed	571,993

Net investment income	410,020

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments	4,495,439
Futures contracts	90,064

4,585,503

Net change in unrealized appreciation (depreciation) on:
Investments	(6,605,164)
Futures contracts	(39,568)

(6,644,732)

Total realized and unrealized loss	(2,059,229)

Net Decrease in Net Assets Resulting from Operations	$(1,649,209)

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	9

Statements of Changes in Net Assets	BlackRock Large Cap Growth V.I. Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

Operations
Net investment income	$410,020	$736,453
Net realized gain	4,585,503	6,419,484
Net change in unrealized appreciation (depreciation)	(6,644,732)	(3,326,946)

Net increase (decrease) in net assets resulting from operations	(1,649,209)	3,828,991

Distributions to Shareholders[1]
From net investment income:
Class I	—	(597,684)
Class III	—	(142,881)
From net realized gain:
Class I	—	(5,506,016)
Class III	—	(2,107,188)

Decrease in net assets resulting from distributions to shareholders	—	(8,353,769)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(11,635,480)	408,212

Net Assets
Total decrease in net assets	(13,284,689)	(4,116,566)
Beginning of period	136,302,391	140,418,957

End of period	$123,017,702	$136,302,391

Undistributed net investment income, end of period	$414,819	$4,799

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Financial Highlights	BlackRock Large Cap Growth V.I. Fund

	Class I
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31,
		2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$13.59	$14.08	$14.22	$11.54	$10.99	$10.84

Net investment income[1]	0.05	0.08	0.09	0.09	0.17	0.09
Net realized and unrealized gain (loss)	(0.19)	0.31	1.92	3.82	1.48	0.19

Net increase (decrease) from investment operations	(0.14)	0.39	2.01	3.91	1.65	0.28

Distributions:[2]
From net investment income	—	(0.09)	(0.08)	(0.10)	(0.18)	(0.10)
From net realized gain	—	(0.79)	(2.07)	(1.13)	(0.92)	(0.03)

Total distributions	—	(0.88)	(2.15)	(1.23)	(1.10)	(0.13)

Net asset value, end of period	$13.45	$13.59	$14.08	$14.22	$11.54	$10.99

Total Return[3]
Based on net asset value	(1.03)%[4]	2.73%	14.16%	33.92%	15.22%	2.55%

Ratios to Average Net Assets
Total expenses	0.96%[5]	0.95%	0.96%	0.97%	0.91%	0.78%

Total expenses after fees waived and/or reimbursed	0.83%[5]	0.82%	0.83%	0.84%	0.82%	0.78%

Net investment income	0.71%[5]	0.59%	0.57%	0.70%	1.38%	0.81%

Supplemental Data
Net assets, end of period (000)	$87,081	$98,485	$108,329	$107,378	$91,778	$90,543

Portfolio turnover rate	21%	35%	51%	36%	102%	106%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	11

Financial Highlights (concluded)	BlackRock Large Cap Growth V.I. Fund

	Class III
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31,
		2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$13.50	$13.99	$14.14	$11.49	$10.96	$10.81

Net investment income[1]	0.03	0.05	0.05	0.06	0.14	0.07
Net realized and unrealized gain (loss)	(0.20)	0.30	1.92	3.79	1.46	0.19

Net increase (decrease) from investment operations	(0.17)	0.35	1.97	3.85	1.60	0.26

Distributions:[2]
From net investment income	—	(0.05)	(0.05)	(0.07)	(0.15)	(0.08)
From net realized gain	—	(0.79)	(2.07)	(1.13)	(0.92)	(0.03)

Total distributions	—	(0.84)	(2.12)	(1.20)	(1.07)	(0.11)

Net asset value, end of period	$13.33	$13.50	$13.99	$14.14	$11.49	$10.96

Total Return[3]
Based on net asset value	(1.26)%[4]	2.51%	13.96%	33.58%	14.82%	2.33%

Ratios to Average Net Assets
Total expenses	1.22%[5]	1.21%	1.22%	1.22%	1.16%	1.03%

Total expenses after fees waived and/or reimbursed	1.08%[5]	1.07%	1.09%	1.09%	1.08%	1.03%

Net investment income	0.46%[5]	0.35%	0.32%	0.45%	1.16%	0.65%

Supplemental Data
Net assets, end of period (000)	$35,937	$37,818	$32,090	$20,864	$11,528	$8,677

Portfolio turnover rate	21%	35%	51%	36%	102%	106%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Financial Statements (Unaudited)	BlackRock Large Cap Growth V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Large Cap Growth V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of the Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	13

Notes to Financial Statements (continued)	BlackRock Large Cap Growth V.I. Fund

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value each business day.

•

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments and derivative financial instruments are typically categorized as Level 3. The fair value hierarchy for the Fund’s investments and derivative financial instruments has been included in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization ofa value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Financial Statements (continued)	BlackRock Large Cap Growth V.I. Fund

the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount[2]
JP Morgan Securities LLC	$2,036,521	$(2,035,068)	$1,453
State Street Bank and Trust Co.	3,255,074	(3,255,074)	—

Total	$5,291,595	$(5,290,142)	$1,453

[1]

Collateral with a value of $5,309,142 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

[2]

The market value of the loaned securities is determined as of June 30, 2016. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: The Fund invests in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	15

Notes to Financial Statements (continued)	BlackRock Large Cap Growth V.I. Fund

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee, which is determined by calculating a percentage of the Fund’s average daily net assets based on the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.65%
$1 Billion - $3 Billion	0.61%
$3 Billion - $5 Billion	0.59%
$5 Billion - $10 Billion	0.57%
Greater than $10 Billion	0.55%

Distribution Fees

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

For the six months ended June 30, 2016, the class specific distribution fees borne directly by Class III were $44,405.

Transfer Agent

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the six months ended June 30, 2016, the Fund paid the following amounts to affiliates in return for these services, which is included in transfer agent — class specific in the Statement of Operations:

Class I	Class III	Total
$93,653	$36,700	$130,353

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

Expense Limitations, Waivers and Reimbursements

The Manager, with respect to the Fund, contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows:

Class I	1.25%
Class III	1.50%

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Financial Statements (continued)	BlackRock Large Cap Growth V.I. Fund

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2017, unless approved by the Board, including a majority of the Independent Directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a majority of the outstanding voting securities of the Fund.

The Manager, with respect to the Fund, voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is included in fees waived by the Manager in the Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investments in other affiliated investment companies, if any. For the six months ended June 30, 2016, the amount waived was $1,368.

The Manager has contractually agreed to reimburse transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.07%
Class III	0.07%

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2017 unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund.

These amounts are shown as transfer agent fees reimbursed — class specific in the Statement of Operation. Class specific expense waivers and/or reimbursements are as follows:

	Class I	Class III	Total
Transfer Agent Fees Reimbursed	$61,308	$24,233	$85,541

For the six months ended June 30, 2016, the Fund reimbursed the Manager $718 for certain accounting services, which is included in accounting services in the Statement of Operations.

Securities Lending

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the six months ended June 30, 2016, the Fund paid BIM $2,865 for securities lending agent services.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	17

Notes to Financial Statements (continued)	BlackRock Large Cap Growth V.I. Fund

Officers and Directors

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Officer and Directors in the Statement of Operations.

7. Purchases and Sales:

For the six months ended June 30, 2016, purchases and sales of investments, excluding short-term securities, were $25,932,873 and $35,683,937, respectively.

8. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2015. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of June 30, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$104,882,295

Gross unrealized appreciation	$24,738,855
Gross unrealized depreciation	(2,849,769)

Net unrealized appreciation	$21,889,086

9. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2016, the Fund did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political or/and social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Financial Statements (concluded)	BlackRock Large Cap Growth V.I. Fund

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: As of period end, the Fund invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class l
Shares sold	137,036	$1,799,369	291,593	$4,171,239
Shares issued in reinvestment of distributions	—	—	441,977	6,103,700
Shares redeemed	(904,792)	(12,055,227)	(1,180,358)	(16,844,312)

Net decrease	(767,756)	$(10,255,858)	(446,788)	$(6,569,373)

Class lll
Shares sold	357,404	$4,564,805	1,229,537	$17,336,452
Shares issued in reinvestment of distributions	—	—	164,216	2,250,069
Shares redeemed	(463,638)	(5,944,427)	(885,404)	(12,608,936)

Net increase (decrease)	(106,234)	$(1,379,622)	508,349	$6,977,585

Total Net Increase (Decrease)	(873,990)	$(11,635,480)	61,561	$408,212

12. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

The Fund paid a net investment income and a long-term capital gain distribution in the following amounts per share on July 22, 2016 to shareholders of record on July 20, 2016:

	Net Investment Income	Long-Term Capital Gain
Class I	$0.000280	$0.018157
Class III	$0.000280	$0.018157

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	19

JUNE 30, 2016

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶   BlackRock Large Cap Value V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of June 30, 2016	BlackRock Large Cap Value V.I. Fund

Investment Objective

BlackRock Large Cap Value V.I. Fund’s (the “Fund”) investment objective is to seek long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2016, the Fund underperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

•

Financials was the prime detractor from relative performance. Bank holdings, including Bank of America Corp. and Citigroup Inc., underperformed early in 2016 on speculation that low commodity prices would weigh further on inflation expectations and credit markets. At the same time, market volatility and uncertainty led to a sharp slowdown in mergers & acquisitions, equity & debt underwriting and trading activity, which resulted in negatively revised expectations for bank earnings reports. More recently, the group experienced weakness as the Brexit result exacerbated the concern around lower long-term rates and the perpetual Fed waiting game. Elsewhere in the sector, insurance was a drag, as was an underweight to real estate investment trusts (“REITs”).

•

Consumer discretionary also hindered relative returns in the period. Cruise operator Carnival Corp. underperformed as rising oil prices are expected to modestly pressure the company’s near-term earnings. Moreover, recent terrorist incidents have continued to weigh on US-sourced demand for European cruises. Auto components holdings Lear Corp. and Goodyear Tire & Rubber Co. also weighed in the sector. Lear underperformed on concerns around peaking domestic auto sales, while Goodyear Tire & Rubber fell on in-line first-quarter earnings results that failed to meet elevated investor expectations.

•

Health care was an added source of weakness, most notably the position in Teva Pharmaceutical Industries Ltd. The broader generics space has been under extreme pressure, with rival companies seeing high rates of deflation in their businesses, which has caused contagion to Teva. Concerns that the acquisition of Allergan’s generics unit will be delayed also dampened sentiment for the shares, though the timing has little fundamental impact as long as the deal closes.

•

Elsewhere, the Fund’s long-standing underweight to stability/bond proxies, especially utilities and telecommunication services, proved disadvantageous in the six months. The sectors significantly outperformed amid the broad flight to safety in the period, with investors’ search for yield in the lower for longer interest rate environment lending additional support.

•

On the positive side, managed-care holding UnitedHealth Group Inc. was a top contributor. Managed-care stocks broadly performed well on continued strong fundamentals. The companies appear to be managing cost trends well, and pricing remains solid in the majority of businesses. Though the healthcare exchanges continue to struggle, UnitedHealth has almost entirely withdrawn from these markets to address investor concerns. Positive developments in its services arm, Optum, further supported UnitedHealth shares as the unit won several high-profile contracts from CVS, aided by its new partnership with Walgreens Boots Alliance.

•

Select holdings within the consumer sectors also added value. Tobacco holding Altria Group Inc. gained as the company delivered solid earnings upside and maintained 2016 earnings growth guidance of 7% — 9%. The stock was also a beneficiary of the broader flight to high-yielding dividend growers in the period. Media name Comcast Corp. outperformed on better than expected earnings results. The company delivered the best subscriber growth numbers (in both video and high speed data) in over eight years, confirming it is gaining share despite fears that competition from over-the-top (internet-based distribution) is driving accelerated “cord cutting”. In addition, Comcast’s operations, profits and free cash flow generation were increasingly attractive to investors seeking stability and total yield.

•

Information technology (“IT”) holding NVIDIA Corp. was an additional standout in the period. The company delivered strong quarterly results, driven by 17% gaming growth, despite tough comparisons and ahead of a new product cycle. Also notable, datacenter growth accelerated and automotive demand remains robust. An underweight to poor-performing Wells Fargo & Co. benefited as well.

Describe recent portfolio activity.

•

Due to a combination of portfolio trading activity and market movement during the six-month period, the Fund’s exposure to the health care sector increased, particularly within pharmaceuticals and biotechnology. Exposure to energy and materials also increased. The largest reduction was in financials, largely with respect to banks and insurance. Industrials exposure also declined.

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Value Index, the Fund ended the period with its largest sector overweights in health care, consumer discretionary and IT. Financials (primarily REITs), utilities and telecommunication services were the most significant underweights.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

BlackRock Large Cap Value V.I. Fund

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance related fees and expenses. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower. The returns for Class III Shares prior to January 27, 2009, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[2]

Under normal circumstances, the Fund invests at least 80% of its assets in a diversified portfolio of equity securities, primarily common stock, of large cap companies located in the United States included at the time of purchase in the Russell 1000® Value Index.

[3]	An unmanaged index that is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values.

Performance Summary for the Period Ended June 30, 2016

		Average Annual Total Returns
	6-Month Total Returns[5]	1 Year[5]	5 Years[5]	10 Years[5]
Class I4	(0.52)%	(2.39)%	8.62%	4.15%
Class II4	(0.61)	(2.56)	8.41	3.98
Class III[4]	(0.70)	(2.72)	8.24	3.80	[6]
Russell 1000® Value Index	6.30	2.86	11.35	6.13

[4]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower.

[5]	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[6]

The returns for Class III Shares prior to January 27, 2009, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[7]	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[7]	Annualized Expense Ratio
Class I	$1,000.00	$994.80	$3.92	$1,000.00	$1,020.93	$3.97	0.79%
Class II	$1,000.00	$993.90	$4.91	$1,000.00	$1,019.94	$4.97	0.99%
Class III	$1,000.00	$993.00	$5.70	$1,000.00	$1,019.14	$5.77	1.15%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	3

BlackRock Large Cap Value V.I. Fund

Portfolio Information as of June 30, 2016

Sector Allocation	Percent of Net Assets
Financials	22%
Health Care	18
Information Technology	15
Energy	11
Consumer Discretionary	11
Consumer Staples	7
Industrials	7
Materials	4
Utilities	2
Telecommunication Services	1
Short-Term Securities	10
Liabilities in Excess of Other Assets	(8)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2016 and held through June 30, 2016) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Schedule of Investments June 30, 2016 (Unaudited)	BlackRock Large Cap Value V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.6%
Raytheon Co.	11,346	$1,542,489
Airlines — 1.6%
Delta Air Lines, Inc.	2,337	85,137
JetBlue Airways Corp. (a)	16,710	276,718
Southwest Airlines Co.	19,186	752,283
United Continental Holdings, Inc. (a)	10,900	447,336

		1,561,474
Auto Components — 3.2%
Goodyear Tire & Rubber Co.	54,983	1,410,864
Lear Corp.	16,040	1,632,230

		3,043,094
Banks — 15.7%
Bank of America Corp.	246,273	3,268,043
Citigroup, Inc.	46,488	1,970,626
JPMorgan Chase & Co.	76,006	4,723,013
SunTrust Banks, Inc.	40,072	1,646,158
U.S. Bancorp	69,579	2,806,121
Wells Fargo & Co.	11,573	547,750

		14,961,711
Biotechnology — 1.8%
Amgen, Inc.	5,325	810,199
Gilead Sciences, Inc.	10,906	909,778

		1,719,977
Building Products — 1.2%
Owens Corning	21,580	1,111,802
Capital Markets — 2.0%
Goldman Sachs Group, Inc.	12,719	1,889,789
Chemicals — 1.8%
Dow Chemical Co.	15,880	789,395
Eastman Chemical Co.	14,429	979,729

		1,769,124
Communications Equipment — 3.3%
Cisco Systems, Inc.	110,025	3,156,617
Construction & Engineering — 0.6%
AECOM (a)(b)	12,149	385,974
EMCOR Group, Inc.	4,531	223,197

		609,171
Consumer Finance — 0.9%
SLM Corp. (a)	134,153	829,066
Containers & Packaging — 1.0%
Avery Dennison Corp.	13,061	976,310
Diversified Financial Services — 1.0%
Berkshire Hathaway, Inc., Class B (a)	6,443	932,882

Common Stocks	Shares	Value
Diversified Telecommunication Services — 0.9%
AT&T Inc.	18,872	$815,459
Electric Utilities — 0.7%
FirstEnergy Corp.	19,004	663,430
Electronic Equipment, Instruments & Components — 1.5%
CDW Corp.	24,120	966,730
Flextronics International Ltd. (a)	40,090	473,062

		1,439,792
Energy Equipment & Services — 1.7%
Schlumberger Ltd.	18,327	1,449,299
Weatherford International PLC (a)(b)	40,296	223,643

		1,672,942
Food & Staples Retailing — 3.4%
CVS Health Corp.	18,196	1,742,085
Walgreens Boots Alliance, Inc.	18,358	1,528,671

		3,270,756
Food Products — 0.9%
Tyson Foods, Inc., Class A (b)	13,037	870,741
Health Care Providers & Services — 9.9%
Aetna, Inc.	19,638	2,398,389
Centene Corp. (a)(b)	13,911	992,828
Cigna Corp.	8,674	1,110,185
Humana, Inc.	4,873	876,555
Laboratory Corp. of America Holdings (a)	8,396	1,093,747
UnitedHealth Group, Inc.	13,511	1,907,753
Universal Health Services, Inc., Class B	8,007	1,073,739

		9,453,196
Hotels, Restaurants & Leisure — 2.0%
Carnival Corp. (b)	43,635	1,928,667
Household Durables — 2.0%
DR Horton, Inc.	44,792	1,410,052
Lennar Corp., Class A	11,148	513,923

		1,923,975
Industrial Conglomerates — 0.9%
General Electric Co.	26,674	839,697
Insurance — 3.0%
American International Group, Inc.	25,537	1,350,652
Travelers Cos., Inc.	12,633	1,503,832

		2,854,484
IT Services — 1.0%
Amdocs Ltd.	17,001	981,298
Media — 2.7%
Comcast Corp., Class A	39,970	2,605,644

Portfolio Abbreviation

ADR	American Depositary Receipts

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	5

Schedule of Investments (continued)	BlackRock Large Cap Value V.I. Fund

Common Stocks	Shares	Value
Metals & Mining — 0.9%
Rio Tinto PLC — ADR (b)	29,015	$908,169
Multi-Utilities — 1.5%
Public Service Enterprise Group, Inc.	22,632	1,054,878
SCANA Corp.	4,855	367,329

		1,422,207
Oil, Gas & Consumable Fuels — 9.5%
Anadarko Petroleum Corp.	4,927	262,363
BP PLC — ADR (b)	50,457	1,791,728
Chevron Corp.	19,315	2,024,791
Exxon Mobil Corp.	19,345	1,813,400
Hess Corp.	4,260	256,026
Marathon Oil Corp.	12,359	185,509
Statoil ASA — ADR	12,800	221,568
Suncor Energy, Inc.	64,135	1,778,464
Tesoro Corp.	4,414	330,697
Valero Energy Corp. (b)	7,231	368,781

		9,033,327
Pharmaceuticals — 6.5%
Johnson & Johnson	8,435	1,023,165
Merck & Co., Inc.	8,802	507,083
Mylan NV (a)	5,277	228,177
Pfizer, Inc.	88,380	3,111,860
Teva Pharmaceutical Industries Ltd. — ADR	26,020	1,306,985

		6,177,270
Road & Rail — 0.6%
Norfolk Southern Corp.	6,398	544,662
Semiconductors & Semiconductor Equipment — 3.1%
Intel Corp.	21,980	720,944
Lam Research Corp. (b)	15,732	1,322,432
NVIDIA Corp. (b)	18,567	872,835

		2,916,211
Software — 3.1%
Activision Blizzard, Inc.	44,692	1,771,144
Microsoft Corp.	22,365	1,144,417

		2,915,561

Common Stocks	Shares	Value
Specialty Retail — 0.9%
GNC Holdings, Inc., Class A	23,804	$578,199
Lowe’s Cos., Inc.	4,118	326,022

		904,221
Technology Hardware, Storage & Peripherals — 3.5%
Apple Inc.	19,422	1,856,743
EMC Corp.	48,722	1,323,777
Western Digital Corp.	4,443	209,976

		3,390,496
Tobacco — 2.2%
Altria Group, Inc.	30,143	2,078,661
Total Common Stocks — 98.1%		93,714,372
Total Long-Term Investments (Cost — $76,947,427) — 98.1%		93,714,372

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.40% (c)(d)	1,009,793	1,009,793
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.59% (c)(d)(e)	$ 8,091	8,090,639
Total Short-Term Securities (Cost — $9,100,432) — 9.6%		9,100,432
Total Investments (Cost — $86,047,859) — 107.7%		102,814,804
Liabilities in Excess of Other Assets — (7.7)%		(7,312,565)

Net Assets — 100.0%		$95,502,239

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	During the six months ended June 30, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2015	Net Activity	Shares/Beneficial Interest Held at June 30, 2016	Value at June 30, 2016	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	415,233	594,560	1,009,793	$1,009,793	$1,660
BlackRock Liquidity Series, LLC, Money Market Series	$2,974,751	$5,115,888	$8,090,639	8,090,639	6,970	[1]

Total				$9,100,432	$8,630

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	Current yield as of period end.

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Schedule of Investments (concluded)	BlackRock Large Cap Value V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$93,714,372	—	—	$93,714,372
Short-Term Securities	1,009,793	$8,090,639	—	9,100,432

Total	$94,724,165	$8,090,639	—	$102,814,804

[1] See above Schedule of Investments for values in each industry.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, collateral on securities loaned at value of $8,090,639 are categorized as Level 2 within the disclosure hierarchy.

During the six months ended June 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	7

Statement of Assets and Liabilities

June 30, 2016 (unaudited)	BlackRock Large Cap Value V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $8,048,510) (cost — $76,947,427)	$93,714,372
Investments at value — affiliated (cost — $9,100,432)	9,100,432
Receivables:
Investments sold	1,138,164
Securities lending income — affiliated	2,063
Capital shares sold	699
Dividends — affiliated	133
Dividends — unaffiliated	86,987
From the Manager	32,944
Prepaid expenses	227

Total assets	104,076,021

Liabilities
Collateral on securities loaned at value	8,090,639
Payables:
Investments purchased	297,153
Capital shares redeemed	30,164
Distribution fees	1,121
Investment advisory fees	52,975
Officer’s and Directors’ fees	2,557
Other accrued expenses	35,647
Other affiliates	551
Transfer agent fees	62,975

Total liabilities	8,573,782

Net Assets	$95,502,239

Net Assets Consist of
Paid-in capital	$76,718,697
Undistributed net investment income	641,159
Accumulated net realized gain	1,375,438
Net unrealized appreciation (depreciation)	16,766,945

Net Assets	$95,502,239

Net Asset Value
Class I — Based on net assets of $87,550,673 and 7,658,687 shares outstanding, 100 million shares authorized, $0.10 par value	$11.43

Class II — Based on net assets of $6,055,404 and 528,762 shares outstanding, 100 million shares authorized, $0.10 par value	$11.45

Class III — Based on net assets of $1,896,162 and 167,891 shares outstanding, 100 million shares authorized, $0.10 par value	$11.29

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Statement of Operations

Six Months Ended June 30, 2016 (unaudited)	BlackRock Large Cap Value V.I. Fund

Investment Income
Dividends — unaffiliated	$1,023,460
Securities lending — affiliated — net	6,970
Dividends — affiliated	1,660
Foreign taxes withheld	(9,150)

Total income	1,022,940

Expenses
Investment advisory	356,260
Transfer agent	2,418
Transfer agent — class specific	100,998
Professional	21,839
Accounting services	13,095
Officer and Directors	10,270
Printing	6,488
Distribution — class specific	6,535
Custodian	5,355
Miscellaneous	4,827

Total expenses	528,085
Less:
Fees waived by the Manager	(45,996)
Transfer agent fees reimbursed — class specific	(98,638)

Total expenses after fees waived and/or reimbursed	383,451

Net investment income	639,489

Realized and Unrealized Gain (Loss)
Net realized gain from investments	2,469,069
Net change in unrealized appreciation (depreciation) on investments	(3,710,203)

Total realized and unrealized loss	(1,241,134)

Net Decrease in Net Assets Resulting from Operations	$(601,645)

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	9

Statements of Changes in Net Assets	BlackRock Large Cap Value V.I. Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

Operations
Net investment income	$639,489	$1,216,396
Net realized gain	2,469,069	6,196,830
Net change in unrealized appreciation (depreciation)	(3,710,203)	(9,348,119)

Net decrease in net assets resulting from operations	(601,645)	(1,934,893)

Distributions to Shareholders[1]
From net investment income:
Class I	—	(1,145,336)
Class II	—	(59,859)
Class III	—	(15,449)
From net realized gain:
Class I	—	(6,785,472)
Class II	—	(412,379)
Class III	—	(131,738)

Decrease in net assets resulting from distributions to shareholders	—	(8,550,233)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(5,368,725)	(3,545,460)

Net Assets
Total decrease in net assets	(5,970,370)	(14,030,586)
Beginning of period	101,472,609	115,503,195

End of period	$95,502,239	$101,472,609

Undistributed net investment income, end of period	$641,159	$1,670

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Financial Highlights	BlackRock Large Cap Value V.I. Fund

	Class I
	Six Months
	Ended
	June 30,
	2016	Year Ended December 31,
	(Unaudited)	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$11.49	$12.74	$13.22	$10.73	$9.59	$9.80

Net investment income[1]	0.07	0.14	0.15	0.14	0.15	0.12
Net realized and unrealized gain (loss)	(0.13)	(0.36)	1.47	3.46	1.15	(0.19)

Net increase (decrease) from investment operations	(0.06)	(0.22)	1.62	3.60	1.30	(0.07)

Distributions:[2]
From net investment income	—	(0.15)	(0.16)	(0.16)	(0.16)	(0.14)
From net realized gain	—	(0.88)	(1.94)	(0.95)	—	—

Total distributions	—	(1.03)	(2.10)	(1.11)	(0.16)	(0.14)

Net asset value, end of period	$11.43	$11.49	$12.74	$13.22	$10.73	$9.59

Total Return[3]
Based on net asset value	(0.52)%[4]	(1.72)%	12.22%	33.61%	13.58%	(0.76)%

Ratios to Average Net Assets
Total expenses	1.10%[5]	1.08%	1.08%	1.08%	1.01%	0.88%

Total expenses after fees waived and/or reimbursed	0.79%[5]	0.77%	0.77%	0.78%	0.82%	0.88%

Net investment income	1.36%[5]	1.14%	1.10%	1.10%	1.41%	1.13%

Supplemental Data
Net assets, end of period (000)	$87,551	$93,983	$109,570	$115,094	$97,758	$98,462

Portfolio turnover rate	26%	29%	35%	41%	114%	117%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	11

Financial Highlights (continued)	BlackRock Large Cap Value V.I. Fund

	Class II
	Six Months
	Ended
	June 30,
	2016	Year Ended December 31,
	(Unaudited)	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$11.52	$12.77	$13.25	$10.75	$9.60	$9.81

Net investment income[1]	0.07	0.12	0.13	0.11	0.12	0.11
Net realized and unrealized gain (loss)	(0.14)	(0.36)	1.46	3.47	1.16	(0.19)

Net increase (decrease) from investment operations	(0.07)	(0.24)	1.59	3.58	1.28	(0.08)

Distributions:[2]
From net investment income	—	(0.13)	(0.13)	(0.13)	(0.13)	(0.13)
From net realized gain	—	(0.88)	(1.94)	(0.95)	—	—

Total distributions	—	(1.01)	(2.07)	(1.08)	(0.13)	(0.13)

Net asset value, end of period	$11.45	$11.52	$12.77	$13.25	$10.75	$9.60

Total Return[3]
Based on net asset value	(0.61)%[4]	(1.96)%	11.94%	33.39%	13.35%	(0.89)%

Ratios to Average Net Assets
Total expenses	1.26%[5]	1.19%	1.23%	1.20%	1.18%	1.03%

Total expenses after fees waived and/or reimbursed	0.99%[5]	0.96%	0.97%	0.98%	1.00%	1.03%

Net investment income	1.18%[5]	0.95%	0.92%	0.90%	1.22%	0.99%

Supplemental Data
Net assets, end of period (000)	$6,055	$5,680	$4,002	$5,324	$3,682	$2,909

Portfolio turnover rate	26%	29%	35%	41%	114%	117%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Financial Highlights (concluded)	BlackRock Large Cap Value V.I. Fund

	Class III
	Six Months
	Ended
	June 30,
	2016	Year Ended December 31,
	(Unaudited)	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$11.37	$12.61	$13.12	$10.66	$9.52	$9.74

Net investment income[1]	0.05	0.10	0.10	0.09	0.12	0.10
Net realized and unrealized gain (loss)	(0.13)	(0.36)	1.44	3.44	1.14	(0.20)

Net increase (decrease) from investment operations	(0.08)	(0.26)	1.54	3.53	1.26	(0.10)

Distributions:[2]
From net investment income	—	(0.10)	(0.11)	(0.12)	(0.12)	(0.12)
From net realized gain	—	(0.88)	(1.94)	(0.95)	—	—

Total distributions	—	(0.98)	(2.05)	(1.07)	(0.12)	(0.12)

Net asset value, end of period	$11.29	$11.37	$12.61	$13.12	$10.66	$9.52

Total Return[3]
Based on net asset value	(0.70)%[4]	(2.11)%	11.72%	33.16%	13.26%	(1.09)%

Ratios to Average Net Assets
Total expenses	1.34%[5]	1.34%	1.32%	1.33%	1.26%	1.13%

Total expenses after fees waived and/or reimbursed	1.15%[5]	1.13%	1.13%	1.14%	1.15%	1.13%

Net investment income	1.00%[5]	0.78%	0.73%	0.74%	1.13%	0.93%

Supplemental Data
Net assets, end of period (000)	$1,896	$1,810	$1,931	$1,576	$987	$928

Portfolio turnover rate	26%	29%	35%	41%	114%	117%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	13

Notes to Financial Statements (Unaudited)	BlackRock Large Cap Value V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Large Cap Value V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Financial Statements (continued)	BlackRock Large Cap Value V.I. Fund

•	Investments in open-end U.S. mutual funds are valued at net asset value each business day.

•

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for the Fund’s investments have been included in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	15

Notes to Financial Statements (continued)	BlackRock Large Cap Value V.I. Fund

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
JP Morgan Securities LLC	$5,006,135	$(5,006,135)	—
Morgan Stanley	2,209,886	(2,209,886)	—
State Street Bank & Trust Company	832,489	(832,489)	—

Total	$8,048,510	$(8,048,510)	—

[1]

Collateral with a value of $8,090,639 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee, which is determined by calculating a percentage of the Fund’s average daily net assets based on the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.75%
$1 Billion - $3 Billion	0.71%
$3 Billion - $5 Billion	0.68%
$5 Billion - $10 Billion	0.65%
Greater than $10 Billion	0.64%

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Financial Statements (continued)	BlackRock Large Cap Value V.I. Fund

Distribution Fees

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Class II	Class III
Distribution Fee	0.15%	0.25%

For the six months ended June 30, 2016, the following table shows the class specific distribution fees borne directly by each share class of the Fund:

Class II	Class III	Total
$4,252	$2,283	$6,535

Transfer Agent

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the six months ended June 30, 2016, the Fund paid the following amounts to affiliates in return for these services, which is included in transfer agent — class specific in the Statement of Operations:

Class I	Class II	Class III	Total
$92,808	$6,349	$1,841	$100,998

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

Expense Limitations, Waivers and Reimbursements

The Manager, with respect to the Fund, contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows:

Class I	1.25%
Class II	1.40%
Class III	1.50%

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2017, unless approved by the Board, including a majority of the Independent Directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a majority of outstanding voting securities of the Fund.

The Manager has agreed to voluntarily waive 0.05% of its investment advisory fee payable by the Fund. Prior to June 16, 2016, the waiver was 0.10%. This voluntary waiver may be reduced or discontinued at any time without notice. For the six months ended June 30, 2016, the Manager waived $45,693, which is included in fees waived by the Manager in the Statement of Operations.

The Manager, with respect to the Fund, voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is included in fees waived by the Manager in the Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. For the six months ended June 30, 2016, the amount waived was $303.

The Manager has contractually agreed to reimburse transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.00%
Class II	0.05%
Class III	0.11%

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	17

Notes to Financial Statements (continued)	BlackRock Large Cap Value V.I. Fund

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2017 unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund.

These amounts are shown as transfer agent fees reimbursed — class specific in the Statement of Operations. Class specific expense waivers and/or reimbursements are as follows:

	Class I	Class II	Class III	Total
Transfer Agent Fees Reimbursed	$92,808	$4,997	$833	$98,638

For the six months ended June 30, 2016, the Fund reimbursed the Manager $551 for certain accounting services, which is included in accounting services in the Statement of Operations.

Securities Lending

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the six months ended June 30, 2016, the Fund paid BIM $2,508 for securities lending agent services.

Officers and Directors

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Officer and Directors in the Statement of Operations.

6. Purchases and Sales:

For the six months ended June 30, 2016, purchases and sales of investments, excluding short-term securities, were $24,533,735 and $30,545,885, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2015. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Financial Statements (continued)	BlackRock Large Cap Value V.I. Fund

As of June 30, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$87,643,187

Gross unrealized appreciation	$17,894,397
Gross unrealized depreciation	(2,722,780)

Net unrealized appreciation	$15,171,617

8. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2016, the Fund did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political or/and social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2016		Year Ended December 31, 2015

	Shares	Amount	Shares	Amount
Class l
Shares sold	119,801	$1,317,180	192,858	$2,428,202
Shares issued in reinvestment of distributions	—	—	674,510	7,930,808
Shares redeemed	(641,422)	(7,151,153)	(1,290,868)	(16,250,700)

Net decrease	(521,621)	$(5,833,973)	(423,500)	$(5,891,690)

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	19

Notes to Financial Statements (concluded)	BlackRock Large Cap Value V.I. Fund

	Six Months Ended June 30, 2016		Year Ended December 31, 2015

	Shares	Amount	Shares	Amount
Class ll
Shares sold	136,290	$1,484,548	338,290	$4,262,284
Shares issued in reinvestment of distributions	—	—	40,057	472,238
Shares redeemed	(100,591)	(1,106,725)	(198,689)	(2,459,051)

Net increase	35,699	$377,823	179,658	$2,275,471

Class lll
Shares sold	20,227	$216,149	16,120	$200,909
Shares issued in reinvestment of distributions	—	—	12,646	147,187
Shares redeemed	(11,498)	(128,724)	(22,713)	(277,337)

Net increase	8,729	$87,425	6,053	$70,759

Total Net Decrease	(477,193)	$(5,368,725)	(237,789)	$(3,545,460)

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

The Fund paid a long-term capital gain distribution in the following amounts per share on July 22, 2016 to shareholders of record on July 20, 2016:

Long-Term Capital Gain
Class I	$0.061033
Class II	$0.061033
Class III	$0.061033

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

JUNE 30, 2016

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶   BlackRock Managed Volatility V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of June 30, 2016	BlackRock Managed Volatility V.I. Fund

Investment Objective

BlackRock Managed Volatility V.I. Fund’s (the “Fund”) investment objective is to seek a level of current income and degree of stability of principal not normally available from an investment solely in equity securities, as well as the opportunity for capital appreciation greater than is normally available from an investment solely in debt securities.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended June 30, 2016, the Fund underperformed both its blended benchmark (50% MSCI All Country World Index (“ACWI”)/50% Citi World Government Bond Index (“WGBI”) (hedged into USD)) and its performance benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index.

What factors influenced performance?

•

Within fixed income, a short position in U.S. bonds was the main drag on performance as the expected timetable for U.S. rate increases was pushed back and risk aversion rose in the wake of the U.K. vote to leave the European Union, driving U.S. Treasury yields sharply lower. On the equity side, international exposure weighed on returns given the heightened political uncertainty in Europe. Currency strength also posed head-winds for international equities, particularly in Europe and Japan.

•

Exposure to global equities supported performance as firmer economic activity offset Brexit concerns and underpinned positive equity returns. Gains were concentrated in U.S. stocks, which outperformed their international developed counterparts on the back of renewed strength in domestic economic data. Within fixed income, exposure to international bonds added value as weak inflation dynamics supported policy easing, particularly in Europe and Asia.

Describe recent portfolio activity.

•

The Fund’s overall risk profile was reduced over the period, primarily through decreasing exposure to U.S. and European equities. In terms of currency positioning, the Fund initiated a short position in the euro against the U.S. dollar on expectations that continued economic divergence would drive renewed divergence in monetary policy. This view also led the Fund to favor international bonds relative to U.S. bonds given weakness in inflation and expectations of policy action by central banks overseas.

•

Derivatives such as futures contracts are used by the investment adviser team as a means to manage risk and/or take outright views on interest rates, credit risk and/or foreign exchange positions in the Fund. During the period, the Fund’s use of derivatives had a positive impact on the absolute performance of the Fund.

•	The Fund held a relatively high allocation to cash as a means of reducing overall portfolio volatility. The cash position did not have a material impact on performance.

Describe portfolio positioning at period end.

•

From a broad asset allocation perspective, the Fund maintained exposure to U.S., European and Japanese equities, while continuing to favor global bonds over U.S. Treasuries. Within the United States, the Fund remained long equities and cautious on fixed income given a re-acceleration in economic activity and firming in inflationary pressures. In Europe, the Fund held a long equity position on the view that monetary policy is likely to remain accommodative as the European Central Bank assesses the impact on economic activity of the British referendum. In Japan, equity exposure was motivated by an expectation that the central bank will respond to the recent tightening in financial conditions and, in turn, provide a tailwind for equities. Finally, the Fund continued to favor global bonds relative to U.S. bonds given stronger inflation dynamics in the latter market.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]
Investment Companies	99%
Non-Agency Mortgage-Backed Securities	1

[1]	Total investments exclude short-term securities.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

BlackRock Managed Volatility V.I. Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[2]

The Fund uses an asset allocation strategy, investing varying percentages of its portfolio in three major categories: stocks, bonds and money market investments. The Fund’s total returns prior to January 22, 2013 are the returns of the Fund when it followed different investment strategies under the name BlackRock Balanced Capital V.I. Fund.

[3]

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 46 country indexes comprising of 23 developed and 23 emerging market country indexes.

[4]	A market capitalization weighted bond index consisting of government bond markets of 23 countries, including the United States.

[5]	A customized weighted index comprised of the returns of 50% MSCI ACWI/50% Citigroup WGBI (hedged into USD).

[6]

An unmanaged index that tracks 3-month U.S. Treasury securities. Effective June 2, 2014, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index was added to the performance benchmarks against which the Fund measures its performance.

Performance Summary for the Period Ended June 30, 2016

		Average Annual Total Returns
	6-Month Total Returns[8]	1 Year[8]	5 Years[8]	10 Years[8]
Class I7	(0.46)%	(2.30)%	3.79%	3.39%
50% MSCI ACWI/50% Citigroup WGBI (hedged into USD)	4.10	2.69	5.52	5.05
MSCI ACWI	1.23	(3.73)	5.38	4.26
Citigroup WGBI (hedged into USD)	6.71	8.84	5.11	4.97
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.15	0.19	0.09	1.04

[7]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to January 22, 2013 are the returns of the Fund when it followed different investment strategies under the name BlackRock Balanced Capital V.I. Fund.

[8]	For a portion of the period, the Fund’s investment adviser waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example

	Actual			Hypothetical[10]
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[9]	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[9]	Annualized Expense Ratio
Class I	$1,000.00	$995.40	$4.96	$1,000.00	$1,019.89	$5.02	1.00%

[9]

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[10]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	3

Disclosure of Expenses	BlackRock Managed Volatility V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2016 and held through June 30, 2016) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Schedule of Investments June 30, 2016 (Unaudited)	BlackRock Managed Volatility V.I. Fund
(Percentages shown are based on Net Assets)

Asset-Backed Securities (a)	Par (000)	Value
Countrywide Asset-Backed Certificates, Series 2004-5, Class A, 1.35%, 10/25/34	$7	$ 6,943
Morgan Stanley ABS Capital I, Inc., Trust, Series 2005-HE1, Class A2MZ, 1.05%, 12/25/34	8	6,942
Structured Asset Investment Loan Trust, Series 2004-8, Class M4, 1.95%, 9/25/34	11	9,571
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-23XS, Class 2A1, 0.75%, 1/25/35	11	9,641
Total Asset-Backed Securities — 0.2%		33,097

Investment Companies	Shares
iShares 1-3 Year Credit Bond ETF (b)(c)	15,923	1,689,271
iShares 3-7 Year Treasury Bond ETF (c)	6,491	826,629
iShares Core U.S. Aggregate Bond ETF (c)	17,278	1,944,984
iShares MSCI EAFE ETF (b)(c)	21,263	1,186,688
SPDR Barclays International Treasury Bond ETF (b)	80,574	4,605,610
Total Investment Companies — 61.8%		10,253,182

Non-Agency Mortgage-Backed Securities	Par (000)
Collateralized Mortgage Obligations — 0.4%
Countrywide Alternative Loan Trust, Series 2007-22, Class 2A16, 6.50%, 9/25/37	$28	19,827
Credit Suisse Mortgage Capital Certificates:
Series 2011-2R, Class 2A1, 2.90%, 7/27/36 (a)(d)	15	14,975
Series 2011-5R, Class 2A1, 2.97%, 8/27/46 (a)(d)	20	19,773
Impac Secured Assets CMN Owner Trust, Series 2004-3, Class 1A4, 1.25%, 11/25/34 (a)	4	3,779
Total Non-Agency Mortgage-Backed Securities — 0.4%		58,354

Other Interests (e)	Beneficial Interest (000)	Value
Capital Markets — 0.0%
Lehman Brothers Holdings, Inc. (f)(g)	$25	—
Total Long-Term Investments (Cost — $10,718,956) — 62.4%		$10,344,633

Short-Term Securities	Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.40% (c)(h)	5,851,791	5,851,791
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.59% (c)(h)(i)	$5,810	5,810,457
Total Short-Term Securities (Cost — $11,662,248) — 70.3%		11,662,248
Total Investments (Cost — $22,381,204) — 132.7%		22,006,881
Liabilities in Excess of Other Assets — (32.7)%		(5,427,330)

Net Assets — 100.0%		$16,579,551

Portfolio Abbreviations
AUD	Australian Dollar	ETF	Exchange Traded Fund	MSCI	Morgan Stanley Capital International
CAD	Canadian Dollar	GBP	British Pound	SPDR	Standard & Poor’s Depositary Receipts
CHF	Swiss Franc	JPY	Japanese Yen	USD	U.S. Dollar

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	5

Schedule of Investments (continued)	BlackRock Managed Volatility V.I. Fund

Notes to Schedule of Investments

(a)	Variable rate security. Rate as of period end.

(b)	Security, or a portion of security, is on loan.

(c)	During the six months ended June 30, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2015	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2016	Value at June 30, 2016	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	$7,158,009	—		(1,306,218)[1]	$5,851,791	$ 5,851,791	$12,795
BlackRock Liquidity Series, LLC, Money Market Series	—	5,810,457	[2]	—	$5,810,457	5,810,457	7,335	[3]
iShares 1-3 Year Credit Bond ETF	15,923	—		—	15,923	1,689,271	9,830
iShares 3-7 Year Treasury Bond ETF	6,491	—		—	6,491	826,629	4,572
iShares Core U.S. Aggregate Bond ETF	17,278	—		—	17,278	1,944,984	18,892
iShares MSCI EAFE ETF	27,461	—		—	21,263	1,186,688	24,980

Total						$17,309,820	$78,404

[1]	Represents net shares/beneficial interest sold.

[2]	Represents net shares/beneficial interest purchased.

[3]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(f)	Issuer filed for bankruptcy and/or is in default of interest payments.

(g)	Non-income producing security.

(h)	Current yield as of period end.

(i)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Long (Short)	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(3)	AUD Currency	September 2016	USD	222,720	$ 84
(1)	CAD Currency	September 2016	USD	77,120	1,228
(1)	CHF Currency	September 2016	USD	128,300	1,873
(20)	Euro Currency	September 2016	USD	2,776,875	73,589
2	Euro STOXX 50 Index	September 2016	USD	63,367	895
(9)	GBP Currency	September 2016	USD	745,200	73,841
(21)	JPY Currency	September 2016	USD	2,548,088	(93,489)
10	S&P 500 E-Mini Index	September 2016	USD	1,045,100	3,238
5	TOPIX Index	September 2016	USD	603,060	14,699
(11)	U.S. Treasury Notes (10 Year)	September 2016	USD	1,462,828	(38,345)
(12)	U.S. Ultra Treasury Bonds	September 2016	USD	2,236,500	(116,751)
Total					$ (79,138)

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Managed Volatility V.I. Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments were as follows:

Assets - Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	$4,133	$150,615	$ 14,699	—	$169,447
Liabilities - Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	$ 93,489	$155,096	—	$248,585

[1]

Includes cumulative appreciation (depreciation) on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the six months ended June 30, 2016, the effect of derivative financial instruments in the Statement of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	$(169,067)	$(433,651)	$(61,326)	—	$(664,044)
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	$58,549	$100,952	$(159,489)	—	$12

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$4,458,367
Average notional value of contracts — short	$10,654,252

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$ 64,814	$ 473

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(64,814)	(473)

Total derivative assets and liabilities subject to an MNA	—	—

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$33,097	—	$33,097
Investment Companies	$10,253,182	—	—	10,253,182
Non-Agency Mortgage-Backed Securities	—	58,354	—	58,354
Other Interests	—	—	—	—
Short-Term Securities	5,851,791	5,810,457	—	11,662,248

Total	$16,104,973	$5,901,908	$—	$22,006,881

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	7

Schedule of Investments (concluded)	BlackRock Managed Volatility V.I. Fund

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Equity contracts	$4,133	—	—	$4,133
Foreign currency exchange contracts	150,615	—	—	150,615
Interest rate contracts	14,699	—	—	14,699
Liabilities:
Foreign currency exchange contracts	(93,489)	—	—	(93,489)
Interest rate contracts	(155,096)	—	—	(155,096)

Total	$(79,138)	—	—	$(79,138)

[1]     Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$59,895	—	—	$59,895
Foreign currency at value	13,502	—	—	13,502
Cash pledged for futures contracts	345,750	—	—	345,750
Liabilities:
Collateral on securities loaned at value.	—	$(5,810,457)	—	(5,810,457)

Total	$419,147	$(5,810,457)	—	$(5,391,310)

During the six months ended June 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)	BlackRock Managed Volatility V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $5,714,597) (cost — $4,944,138)	$4,697,061
Investments at value — affiliated (cost — $17,437,066)	17,309,820
Cash	59,895
Cash pledged for futures contracts	345,750
Foreign currency at value (cost — $17,706)	13,502
Receivables:
Securities lending income — affiliated	1,419
Dividends — affiliated	2,093
Interest	242
From the Manager	5,819
Variation margin receivable on futures contracts	64,814
Prepaid expenses	41
Other assets	442

Total assets	22,500,898

Liabilities
Collateral on securities loaned at value	5,810,457
Payables:
Capital shares redeemed	828
Investment advisory fees	5,794
Officer’s and Directors’ fees	907
Other accrued expenses	102,787
Other affiliates	101
Variation margin payable on futures contracts	473

Total liabilities	5,921,347

Net Assets	$16,579,551

Net Assets Consist of
Paid-in capital	$17,580,660
Accumulated net investment loss	(5,130)
Accumulated net realized loss	(538,757)
Net unrealized appreciation (depreciation)	(457,222)

Net Assets	$16,579,551

Net Asset Value
Class I — Based on net assets of $16,579,551 and 1,273,587 shares outstanding, 100 million shares authorized, $0.10 par value	$13.02

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	9

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)	BlackRock Managed Volatility V.I. Fund

Investment Income
Dividends — affiliated	$71,069
Securities lending — affiliated — net	7,335
Interest	2,205

Total income	80,609

Expenses
Investment advisory	47,258
Professional	37,271
Transfer agent	2,427
Transfer agent — class specific	17,612
Printing	7,819
Accounting services	4,680
Officer and Directors	2,863
Custodian	1,766
Miscellaneous	3,633

Total expenses	125,329
Less:
Fees waived by the Manager	(21,722)
Transfer agent fees reimbursed — class specific	(17,612)

Total expenses after fees waived and/or reimbursed	85,995

Net investment loss	(5,386)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(13,783)
Futures contracts	(664,044)
Foreign currency transactions	75,984

(601,843)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	444,651
Investments — affiliated	66,675
Futures contracts	12
Foreign currency translations	5,222

516,560

Net realized and unrealized loss	(85,283)

Net Decrease in Net Assets Resulting from Operations	$(90,669)

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Statements of Changes in Net Assets	BlackRock Managed Volatility V.I. Fund

	Six Months
	Ended
	June 30,	Year Ended
	2016	December 31,
Decrease in Net Assets:	(Unaudited)	2015

Operations
Net investment loss	$(5,386)	$(91,974)
Net realized gain (loss)	(601,843)	741,025
Net change in unrealized appreciation (depreciation)	516,560	(713,526)

Net decrease in net assets resulting from operations	(90,669)	(64,475)

Distributions to Shareholders[1]
From net realized gain	—	(765,860)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(1,509,397)	(2,272,790)

Net Assets
Total decrease in net assets	(1,600,066)	(3,103,125)
Beginning of period	18,179,617	21,282,742

End of period	$16,579,551	$18,179,617

Undistributed (accumulated) net investment income (loss), end of period	$(5,130)	$256

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	11

Financial Highlights	BlackRock Managed Volatility V.I. Fund

	Class I
	Six Months Ended June 30, 2016	Year Ended December 31,
	(Unaudited)	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$ 13.08	$13.70	$14.41	$13.28	$12.26	$12.07

Net investment income (loss)[1]	(0.00)[2]	(0.06)	0.04	0.07	0.20	0.21
Net realized and unrealized gain (loss)	(0.06)	(0.01)	0.29	1.60	1.01	0.26

Net increase (decrease) from investment operations	(0.06)	(0.07)	0.33	1.67	1.21	0.47

Distributions from:[3]
Net investment income	—	—	—	(0.13)	(0.19)	(0.28)
Net realized gain	—	(0.55)	(1.04)	(0.41)	—	—

Total distributions	—	(0.55)	(1.04)	(0.54)	(0.19)	(0.28)

Net asset value, end of period	$ 13.02	$13.08	$13.70	$14.41	$13.28	$12.26

Total Return[4]
Based on net asset value	(0.46)%[5]	(0.57)%	2.28%	12.62%	9.88%	3.84%

Ratios to Average Net Assets
Total expenses[6]	1.46%[7]	1.47%	1.60%	1.78%	1.36%	1.16%

Total expenses after fees waived and/or reimbursed[6]	1.00%[7]	1.00%	1.07%	1.23%	1.22%	1.14%

Total expenses after fees waived and/or reimbursed and excluding interest expense[6]	1.00%[7]	1.00%	1.07%	1.23%	1.22%	1.13%

Net investment income (loss)[6]	(0.06)%[7]	(0.46)%	0.25%	0.47%	1.49%	1.71%

Supplemental Data
Net assets, end of period (000)	$16,580	$18,180	$21,283	$24,092	$25,975	$26,860

Portfolio turnover rate	0%	13%	64%	241%[8]	502%[8]	570%[8]

[1]	Based on average shares outstanding.
[2]	Amount is greater than $(0.005) per share.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
[5]	Aggregate total return.
[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended June 30, 2016	Year Ended December 31,
	(Unaudited)	2015	2014	2013	2012	2011

Investments in underlying funds	0.25%	0.23%	0.23%	0.22%	—	—

[7]	Annualized.
[8]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended June 30, 2016	Year Ended December 31,
	(Unaudited)	2015	2014	2013	2012	2011

Portfolio turnover rate (excluding MDRs)	0%	13%	64%	229%	400%	400%

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Financial Statements (Unaudited)	BlackRock Managed Volatility V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Managed Volatility V.I. Fund (the “Fund”). The Fund is classified as diversified.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Defensive Positions: Investment policies may vary for temporary defensive purposes during periods in which the investment adviser believes that conditions in the securities markets or other economic, financial or political conditions warrant. Under such conditions, the Fund may invest up to 100% of its total assets in U.S. Government securities, certificates of deposit, repurchase agreements that involve purchases of debt securities, bankers’ acceptances and other bank obligations, commercial paper, money market funds and/or other debt securities, or may hold its assets in cash. The investment adviser applies this defensive position as applicable and consistent with the Fund’s investment policies.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts), that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	13

Notes to Financial Statements (continued)	BlackRock Managed Volatility V.I. Fund

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the bench-mark yield based on the unique attributes of the tranche.

•	Investments in open-end registered investment companies are valued at net asset value each business day.

•

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•	Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Financial Statements (continued)	BlackRock Managed Volatility V.I. Fund

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for the Fund’s investments and derivative financial instruments has been included in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Fund may subsequently have to reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	15

Notes to Financial Statements (continued)	BlackRock Managed Volatility V.I. Fund

in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund’s initial investment in the IOs may not fully recoup.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as investment companies in the Fund’s Schedule of Investments, and the value any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc.	$ 26,947	$ (26,947)	—
JP Morgan Securities LLC	5,687,650	(5,687,650)	—

Total	$5,714,597	$(5,714,597)	—

[1]

Collateral with a value of $5,810,457 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Financial Statements (continued)	BlackRock Managed Volatility V.I. Fund

Futures Contracts: The Fund invests in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee, which is determined by calculating a percentage of the Fund’s average daily net assets, based on the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.55%
$1 Billion — $3 Billion	0.52%
$3 Billion — $5 Billion	0.50%
$5 Billion — $10 Billion	0.48%
Greater than $10 Billion	0.47%

The Manager, with respect to the Fund, entered into sub-advisory agreements with BlackRock International Limited (“BIL”), BlackRock Asset Management North Asia Limited (“BNA”) and BlackRock (Singapore) Limited (“BSL”), each an affiliate of the Manager. The Manager pays BIL, BNA and BSL, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

Distribution Fees

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund. For the six months ended June 30, 2016, the Fund had no distribution fees.

Transfer Agent

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the six months ended June 30, 2016, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	17

Notes to Financial Statements (continued)	BlackRock Managed Volatility V.I. Fund

Expense Limitations, Waivers and Reimbursements

The Manager, with respect to the Fund, contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets is 1.00% for Class I. This amount is included in fees waived by the Manager in the Statement of Operations. For the six months ended June 30, 2016, the amount waived was $19,403.

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2017 unless approved by the Board, including a majority of the Independent Directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a majority of the outstanding voting securities of the Fund.

The Manager, with respect to the Fund, voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. In addition, the Manager has contractually agreed to waive the management fee on assets estimated to be attributed to the Fund’s investments in other equity and fixed-income mutual funds managed by Manager of its affiliates, if any. This amount is included in fees waived by the Manager in the Statement of Operations. For the six months ended June 30, 2016, the amount waived was $2,319.

The Manager has contractually agreed to reimburse all transfer agent fees for Class I Shares.

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2017, unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund.

For the six months ended June 30, 2016, the Fund reimbursed the Manager $99 for certain accounting services, which is included in accounting services in the Statement of Operations.

Securities Lending

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the six months ended June 30, 2016, the Fund paid BIM $1,717 for securities lending agent services.

Officers and Directors

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

7. Purchases and Sales:

For the six months ended June 30, 2016, purchases and sales of investments, including paydowns and excluding short-term securities, were $0 and $354,897, respectively.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Financial Statements (continued)	BlackRock Managed Volatility V.I. Fund

8. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2015. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of June 30, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$22,380,952

Gross unrealized appreciation	$67,461
Gross unrealized depreciation	(441,532)

Net unrealized depreciation	$(374,071)

9. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2016, the Fund did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	19

Notes to Financial Statements (concluded)	BlackRock Managed Volatility V.I. Fund

11. Capital Share Transactions:

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class I
Shares sold	6,688	$86,513	22,048	$299,746
Shares issued in reinvestment of distributions	—	—	57,130	765,860
Shares redeemed	(123,382)	(1,595,910)	(242,731)	(3,338,396)

Net decrease	(116,694)	$(1,509,397)	(163,553)	$(2,272,790)

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

JUNE 30, 2016

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶   BlackRock S&P 500 Index V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of June 30, 2016	BlackRock S&P 500 Index V.I. Fund

Investment Objective

BlackRock S&P 500 Index V.I. Fund’s (the “Fund”) investment objective is to seek investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard and Poor’s (“S&P”) 500® Index.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2016, the Fund’s Class I and Class II Shares returned 3.62% and 3.54%, respectively, while the benchmark S&P 500® Index returned 3.84%.

•	Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses.

Describe the market environment.

•	Market-moving events and headlines in the first half of the year have been dominated by slowing global growth fears and geopolitical events.

•

The first week of the year was the worst start to a year since 2009, and by February 11, the S&P 500® Total Return Index hit a low for the year of (10.27)%. With fears of a global economic slowdown, oil prices cratering, and terrorist attacks in Istanbul, Jakarta and Pakistan, equities suffered.

•

Russia and Saudi Arabia agreed to freeze oil production, and oil began to rebound in February. U.S. equities responded in kind, aided by dovish comments from Fed officials. In March, the European Central Bank unexpectedly cut rates and increased asset purchases, while the Fed kept rates unchanged and scaled back the expected number of rate hikes this year. Despite the terror attacks in Brussels, the market rallied in March and the S&P 500® Index ended the first quarter up 1.35%.

•

Domestic equity markets posted gains in the first half of the year despite increased volatility in June from the “Brexit”, i.e., the United Kingdom’s vote to leave the European Union. Following the vote, equity markets declined worldwide and investors rushed to high quality assets, driving U.S. Treasury yields further down. However, U.S. equities capitalized on the upward momentum from their March rally, which continued through the second quarter as commodities rebounded and dovish comments from the Fed fueled the market.

Describe recent portfolio activity.

•

During the period, as changes were made to the composition of the S&P 500® Index, the Fund purchased and sold securities to maintain its objective of seeking to correspond to the risks and return of the benchmark index.

Describe portfolio positioning at period end.

•	The Fund remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Net Assets
Information Technology	19%
Financials	15
Health Care	14
Consumer Discretionary	12
Consumer Staples	10
Industrials	9
Energy	7
Utilities	3
Telecommunication Services	3
Materials	3
Short-Term Securities	9
Liabilities in Excess of Other Assets	(4)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

BlackRock S&P 500 Index V.I. Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[2]	Under normal circumstances, the Fund invests at least 80% of its assets in the common stocks represented in the S&P 500® Index and in derivative instruments linked to the S&P 500®Index.

[3]	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

Performance Summary for the Period Ended June 30, 2016
		Average Annual Total Returns
	6-Month Total Returns[5]	1 Year[5]	5 Years[5]	10 Years[5]
Class I4	3.62%	3.60%	11.70%	7.08%
Class II4	3.54	3.45	11.52	6.88
S&P 500® Index	3.84	3.99	12.10	7.43

[4]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[5]	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[7]
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[6]	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[6]	Annualized Expense Ratio
Class I	$1,000.00	$1,036.20	$1.57	$1,000.00	$1,023.32	$1.56	0.31%
Class II	$1,000.00	$1,035.40	$2.33	$1,000.00	$1,022.58	$2.31	0.46%

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	3

Disclosure of Expenses	BlackRock S&P 500 Index V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2016 and held through June 30, 2016) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Schedule of Investments June 30, 2016 (Unaudited)	BlackRock S&P 500 Index V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 2.5%
Boeing Co.	5,986	$777,402
General Dynamics Corp.	2,911	405,328
Honeywell International, Inc.	7,617	886,009
L-3 Communications Holdings, Inc.	782	114,712
Lockheed Martin Corp.	2,620	650,205
Northrop Grumman Corp.	1,803	400,771
Raytheon Co.	2,977	404,723
Rockwell Collins, Inc.	1,325	112,811
Textron, Inc.	2,719	99,407
TransDigm Group, Inc. (a)(b)	535	141,074
United Technologies Corp.	7,733	793,019

		4,785,461
Air Freight & Logistics — 0.7%
C.H. Robinson Worldwide, Inc.	1,388	103,059
Expeditors International of Washington, Inc.	1,847	90,577
FedEx Corp.	2,495	378,691
United Parcel Service, Inc., Class B	6,883	741,437

		1,313,764
Airlines — 0.5%
Alaska Air Group, Inc.	1,242	72,396
American Airlines Group, Inc.	5,777	163,547
Delta Air Lines, Inc.	7,752	282,405
Southwest Airlines Co.	6,345	248,787
United Continental Holdings, Inc. (a)	3,356	137,730

		904,865
Auto Components — 0.3%
BorgWarner, Inc.	2,227	65,741
Delphi Automotive PLC	2,738	171,399
Goodyear Tire & Rubber Co.	2,680	68,769
Johnson Controls, Inc.	6,409	283,662

		589,571
Automobiles — 0.5%
Ford Motor Co.	38,638	485,680
General Motors Co.	13,934	394,332
Harley-Davidson, Inc.	1,867	84,575

		964,587
Banks — 5.0%
Bank of America Corp.	102,586	1,361,316
BB&T Corp. (b)	8,206	292,216
Citigroup, Inc.	29,273	1,240,882
Citizens Financial Group, Inc.	5,350	106,893
Comerica, Inc.	1,667	68,564
Fifth Third Bancorp	7,949	139,823
Huntington Bancshares, Inc.	7,688	68,731
JPMorgan Chase & Co.	36,540	2,270,596
KeyCorp	8,158	90,146
M&T Bank Corp.	1,604	189,641
People’s United Financial, Inc.	3,233	47,396
PNC Financial Services Group, Inc. (c)	4,998	406,787
Regions Financial Corp.	12,890	109,694
SunTrust Banks, Inc.	4,953	203,469
U.S. Bancorp	16,289	656,935
Wells Fargo & Co.	46,181	2,185,747
Zions Bancorporation	2,099	52,748

		9,491,584
Beverages — 2.2%
Brown-Forman Corp., Class B	1,022	101,955
Coca-Cola Co.	38,819	1,759,665
Constellation Brands, Inc., Class A	1,753	289,946
Dr Pepper Snapple Group, Inc.	1,847	178,476
Molson Coors Brewing Co., Class B	1,824	184,461

Common Stocks	Shares	Value
Beverages (continued)
Monster Beverage Corp. (a)	1,407	$226,119
PepsiCo, Inc.	14,408	1,526,384

		4,267,006
Biotechnology — 2.8%
AbbVie, Inc.	16,166	1,000,837
Alexion Pharmaceuticals, Inc. (a)	2,238	261,309
Amgen, Inc.	7,487	1,139,147
Biogen, Inc. (a)(b)	2,174	525,717
Celgene Corp. (a)	7,776	766,947
Gilead Sciences, Inc.	13,310	1,110,320
Regeneron Pharmaceuticals, Inc. (a)	777	271,352
Vertex Pharmaceuticals, Inc. (a)(b)	2,443	210,147

		5,285,776
Building Products — 0.1%
Allegion PLC	993	68,944
Fortune Brands Home & Security, Inc.	1,531	88,752
Masco Corp.	3,257	100,772

		258,468
Capital Markets — 1.7%
Affiliated Managers Group, Inc. (a)	526	74,045
Ameriprise Financial, Inc.	1,711	153,733
Bank of New York Mellon Corp.	10,700	415,695
BlackRock, Inc. (c)	1,260	431,588
Charles Schwab Corp.	11,937	302,125
E*TRADE Financial Corp. (a)	2,856	67,087
Franklin Resources, Inc. (b)	3,654	121,934
Goldman Sachs Group, Inc.	3,861	573,667
Invesco Ltd.	4,056	103,590
Legg Mason, Inc.	1,051	30,994
Morgan Stanley	15,129	393,051
Northern Trust Corp.	2,182	144,579
State Street Corp.	3,969	214,008
T. Rowe Price Group, Inc.	2,456	179,214

		3,205,310
Chemicals — 2.0%
Air Products & Chemicals, Inc.	1,931	274,279
Albemarle Corp.	1,121	88,906
CF Industries Holdings, Inc.	2,227	53,671
Dow Chemical Co.	11,222	557,846
E I du Pont de Nemours & Co.	8,669	561,751
Eastman Chemical Co.	1,489	101,103
Ecolab, Inc.	2,651	314,409
FMC Corp.	1,384	64,093
International Flavors & Fragrances, Inc.	802	101,108
LyondellBasell Industries NV, Class A	3,438	255,856
Monsanto Co.	4,373	452,212
Mosaic Co. (b)	3,618	94,719
PPG Industries, Inc.	2,653	276,310
Praxair, Inc. (b)	2,833	318,401
Sherwin-Williams Co.	777	228,182

		3,742,846
Commercial Services & Supplies — 0.4%
Cintas Corp.	896	87,924
Pitney Bowes, Inc.	1,919	34,158
Republic Services, Inc.	2,417	124,016
Stericycle, Inc. (a)	832	86,628
Tyco International PLC	4,202	179,005
Waste Management, Inc.	4,096	271,442

		783,173
Communications Equipment — 0.9%
Cisco Systems, Inc.	50,099	1,437,340

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	5

Schedule of Investments (continued)	BlackRock S&P 500 Index V.I. Fund

Common Stocks	Shares	Value
Communications Equipment (continued)
F5 Networks, Inc. (a)	698	$79,460
Harris Corp.	1,203	100,378
Juniper Networks, Inc.	3,420	76,916
Motorola Solutions, Inc.	1,606	105,948

		1,800,042
Construction & Engineering — 0.1%
Fluor Corp.	1,425	70,224
Jacobs Engineering Group, Inc. (a)	1,274	63,458
Quanta Services, Inc. (a)	1,687	39,003

		172,685
Construction Materials — 0.2%
Martin Marietta Materials, Inc.	649	124,608
Vulcan Materials Co.	1,345	161,884

		286,492
Consumer Finance — 0.7%
American Express Co.	8,132	494,100
Capital One Financial Corp.	5,117	324,981
Discover Financial Services	4,105	219,987
Navient Corp.	3,561	42,554
Synchrony Financial (a)	8,275	209,192

		1,290,814
Containers & Packaging — 0.3%
Avery Dennison Corp.	856	63,986
Ball Corp. (b)	1,737	125,568
International Paper Co.	4,152	175,962
Owens-Illinois, Inc. (a)	1,677	30,203
Sealed Air Corp.	1,979	90,975
WestRock Co.	2,568	99,818

		586,512
Distributors — 0.1%
Genuine Parts Co.	1,468	148,635
LKQ Corp. (a)	3,046	96,558

		245,193
Diversified Consumer Services — 0.0%
H&R Block, Inc.	2,409	55,407
Diversified Financial Services — 2.1%
Berkshire Hathaway, Inc., Class B (a)	18,722	2,710,758
CME Group, Inc.	3,383	329,504
Intercontinental Exchange, Inc.	1,188	304,080
Leucadia National Corp.	3,467	60,083
Moody’s Corp.	1,675	156,964
Nasdaq, Inc.	1,169	75,599
S&P Global, Inc.	2,633	282,416

		3,919,404
Diversified Telecommunication Services — 2.8%
AT&T Inc.	61,524	2,658,452
CenturyLink, Inc.	5,329	154,594
Frontier Communications Corp. (b)	12,108	59,814
Level 3 Communications, Inc. (a)	2,831	145,768
Verizon Communications, Inc.	40,745	2,275,201

		5,293,829
Electric Utilities — 2.1%
Alliant Energy Corp.	2,268	90,040
American Electric Power Co., Inc.	4,888	342,600
Duke Energy Corp.	6,872	589,549
Edison International	3,242	251,806
Entergy Corp.	1,745	141,956
Eversource Energy	3,131	187,547
Exelon Corp.	9,146	332,549

Common Stocks	Shares	Value
Electric Utilities (continued)
FirstEnergy Corp.	4,205	$146,797
NextEra Energy, Inc.	4,603	600,231
PG&E Corp.	4,923	314,678
Pinnacle West Capital Corp.	1,082	87,707
PPL Corp.	6,706	253,151
Southern Co.	9,380	503,049
Xcel Energy, Inc.	5,034	225,422

		4,067,082
Electrical Equipment — 0.5%
Acuity Brands, Inc.	435	107,863
AMETEK, Inc.	2,382	110,120
Eaton Corp. PLC	4,556	272,130
Emerson Electric Co. (b)	6,388	333,198
Rockwell Automation, Inc.	1,323	151,907

		975,218
Electronic Equipment, Instruments & Components — 0.3%
Amphenol Corp., Class A	3,045	174,570
Corning, Inc.	10,745	220,058
FLIR Systems, Inc.	1,378	42,649
TE Connectivity Ltd.	3,666	209,365

		646,642
Energy Equipment & Services — 1.0%
Baker Hughes, Inc.	4,314	194,691
Diamond Offshore Drilling, Inc.	668	16,252
FMC Technologies, Inc. (a)	2,368	63,155
Halliburton Co.	8,506	385,237
Helmerich & Payne, Inc. (b)	1,024	68,741
National Oilwell Varco, Inc.	3,830	128,879
Schlumberger Ltd.	13,829	1,093,597
Transocean Ltd.	3,493	41,532

		1,992,084
Food & Staples Retailing — 2.2%
Costco Wholesale Corp.	4,378	687,521
CVS Health Corp.	10,735	1,027,769
Kroger Co.	9,531	350,645
Sysco Corp.	5,239	265,827
Walgreens Boots Alliance, Inc.	8,585	714,873
Wal-Mart Stores, Inc.	15,262	1,114,431
Whole Foods Market, Inc. (b)	3,270	104,705

		4,265,771
Food Products — 1.8%
Archer-Daniels-Midland Co.	5,867	251,636
Campbell Soup Co. (b)	1,809	120,353
ConAgra Foods, Inc.	4,295	205,344
General Mills, Inc.	5,924	422,500
Hershey Co.	1,445	163,993
Hormel Foods Corp.	2,655	97,173
JM Smucker Co.	1,179	179,691
Kellogg Co.	2,477	202,247
Kraft Heinz Co.	5,925	524,244
McCormick & Co, Inc., Non-Voting Shares	1,163	124,057
Mead Johnson Nutrition Co.	1,831	166,163
Mondelez International, Inc., Class A	15,616	710,684
Tyson Foods, Inc., Class A (b)	3,004	200,637

		3,368,722
Gas Utilities — 0.0%
AGL Resources, Inc.	1,162	76,657
Health Care Equipment & Supplies — 2.3%
Abbott Laboratories	14,654	576,049
Baxter International, Inc.	5,398	244,098

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock S&P 500 Index V.I. Fund

Common Stocks	Shares	Value
Health Care Equipment & Supplies (continued)
Becton Dickinson and Co.	2,112	$358,174
Boston Scientific Corp. (a)	13,391	312,948
CR Bard, Inc.	726	170,726
DENTSPLY SIRONA, Inc.	2,341	145,236
Edwards Lifesciences Corp. (a)	2,128	212,225
Hologic, Inc. (a)	2,517	87,088
Intuitive Surgical, Inc. (a)	381	251,997
Medtronic PLC	13,999	1,214,693
St. Jude Medical, Inc.	2,776	216,528
Stryker Corp.	3,124	374,349
Varian Medical Systems, Inc. (a)	919	75,569
Zimmer Biomet Holdings, Inc.	1,989	239,436

		4,479,116
Health Care Providers & Services — 2.6%
Aetna, Inc.	3,474	424,280
AmerisourceBergen Corp.	1,902	150,867
Anthem, Inc.	2,591	340,302
Cardinal Health, Inc.	3,267	254,859
Centene Corp. (a)(b)	1,733	123,684
Cigna Corp.	2,543	325,479
DaVita HealthCare Partners, Inc. (a)	1,670	129,124
Express Scripts Holding Co. (a)	6,296	477,237
HCA Holdings, Inc. (a)	3,028	233,186
Henry Schein, Inc. (a)	825	145,860
Humana, Inc. (b)	1,471	264,603
Laboratory Corp. of America Holdings (a)	991	129,098
McKesson Corp.	2,271	423,882
Patterson Cos., Inc.	887	42,478
Quest Diagnostics, Inc.	1,435	116,823
UnitedHealth Group, Inc.	9,502	1,341,682
Universal Health Services, Inc., Class B	917	122,970

		5,046,414
Health Care Technology — 0.1%
Cerner Corp. (a)	2,967	173,866
Hotels, Restaurants & Leisure — 1.6%
Carnival Corp. (b)	4,477	197,883
Chipotle Mexican Grill, Inc. (a)	293	118,009
Darden Restaurants, Inc.	1,174	74,361
Marriott International, Inc., Class A	1,917	127,403
McDonald’s Corp.	8,777	1,056,224
Royal Caribbean Cruises Ltd. (b)	1,715	115,162
Starbucks Corp.	14,714	840,464
Starwood Hotels & Resorts Worldwide, Inc.	1,642	121,426
Wyndham Worldwide Corp. (b)	1,139	81,131
Wynn Resorts Ltd. (b)	831	75,322
Yum! Brands, Inc.	4,058	336,489

		3,143,874
Household Durables — 0.5%
DR Horton, Inc.	3,184	100,232
Garmin Ltd.	1,226	52,007
Harman International Industries, Inc.	734	52,716
Leggett & Platt, Inc.	1,408	71,963
Lennar Corp., Class A	1,711	78,877
Mohawk Industries, Inc. (a)	639	121,257
Newell Brands, Inc.	4,541	220,556
PulteGroup, Inc.	3,325	64,804
Whirlpool Corp.	782	130,312

		892,724
Household Products — 1.9%
Church & Dwight Co., Inc.	1,263	129,950
Clorox Co.	1,286	177,970
Colgate-Palmolive Co.	8,895	651,114

Common Stocks	Shares	Value
Household Products (continued)
Kimberly-Clark Corp.	3,597	$494,516
Procter & Gamble Co.	26,600	2,252,222

		3,705,772
Independent Power and Renewable Electricity Producers — 0.1%
AES Corp.	6,698	83,591
NRG Energy, Inc.	3,283	49,212

		132,803
Industrial Conglomerates — 2.5%
3M Co.	6,028	1,055,623
Danaher Corp.	5,960	601,960
General Electric Co.	91,899	2,892,980
Roper Technologies, Inc.	999	170,389

		4,720,952
Insurance — 2.5%
Aflac, Inc.	4,155	299,825
Allstate Corp.	3,766	263,432
American International Group, Inc.	11,182	591,416
Aon PLC	2,689	293,719
Arthur J. Gallagher & Co.	1,761	83,824
Assurant, Inc.	646	55,756
Chubb Ltd.	4,597	600,874
Cincinnati Financial Corp.	1,439	107,767
Hartford Financial Services Group, Inc.	3,915	173,748
Lincoln National Corp.	2,465	95,568
Loews Corp.	2,709	111,313
Marsh & McLennan Cos., Inc.	5,186	355,034
MetLife, Inc.	10,984	437,493
Principal Financial Group, Inc.	2,644	108,695
Progressive Corp.	5,816	194,836
Prudential Financial, Inc.	4,418	315,180
Torchmark Corp.	1,136	70,228
Travelers Cos., Inc.	2,943	350,335
Unum Group	2,433	77,345
Willis Towers Watson PLC	1,360	169,062
XL Group PLC	2,974	99,064

		4,854,514
Internet & Catalog Retail — 2.1%
Amazon.com, Inc. (a)	3,868	2,768,018
Expedia, Inc.	1,157	122,989
Netflix, Inc. (a)	4,259	389,613
Priceline Group, Inc. (a)	494	616,715
TripAdvisor, Inc. (a)(b)	1,178	75,745

		3,973,080
Internet Software & Services — 3.9%
Akamai Technologies, Inc. (a)	1,784	99,779
Alphabet, Inc.:
Class A (a)	2,935	2,064,861
Class C (a)	2,958	2,047,232
eBay, Inc. (a)	10,779	252,336
Facebook, Inc., Class A (a)	23,102	2,640,097
VeriSign, Inc. (a)	961	83,088
Yahoo!, Inc. (a)	8,651	324,932

		7,512,325
IT Services — 3.5%
Accenture PLC, Class A	6,253	708,402
Alliance Data Systems Corp. (a)	598	117,160
Automatic Data Processing, Inc.	4,558	418,743
Cognizant Technology Solutions Corp., Class A (a)	6,049	346,245
CSRA, Inc.	1,428	33,458

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	7

Schedule of Investments (continued)	BlackRock S&P 500 Index V.I. Fund

Common Stocks	Shares	Value
IT Services (continued)
Fidelity National Information Services, Inc.	2,711	$199,746
Fiserv, Inc. (a)(b)	2,218	241,163
Global Payments, Inc.	1,533	109,426
International Business Machines Corp. (b)	8,800	1,335,664
MasterCard, Inc., Class A	9,703	854,446
Paychex, Inc. (b)	3,170	188,615
PayPal Holdings, Inc. (a)	11,067	404,056
Teradata Corp. (a)	1,400	35,098
Total System Services, Inc.	1,629	86,516
Visa, Inc., Class A	19,113	1,417,611
Western Union Co.	5,148	98,739
Xerox Corp.	9,314	88,390

		6,683,478
Leisure Products — 0.1%
Hasbro, Inc.	1,131	94,993
Mattel, Inc.	3,313	103,664

		198,657
Life Sciences Tools & Services — 0.6%
Agilent Technologies, Inc.	3,336	147,985
Illumina, Inc. (a)(b)	1,461	205,095
PerkinElmer, Inc.	1,100	57,662
Thermo Fisher Scientific, Inc.	3,947	583,209
Waters Corp. (a)	789	110,973

		1,104,924
Machinery — 1.2%
Caterpillar, Inc.	5,773	437,651
Cummins, Inc.	1,588	178,555
Deere & Co. (b)	2,964	240,203
Dover Corp.	1,562	108,278
Flowserve Corp.	1,299	58,676
Illinois Tool Works, Inc.	3,259	339,457
Ingersoll-Rand PLC	2,525	160,792
PACCAR, Inc.	3,548	184,035
Parker-Hannifin Corp.	1,321	142,734
Pentair PLC	1,865	108,711
Snap-on, Inc.	565	89,168
Stanley Black & Decker, Inc.	1,492	165,940
Xylem, Inc.	1,720	76,798

		2,290,998
Media — 2.6%
CBS Corp., Class B, Non-Voting Shares	4,178	227,450
Comcast Corp., Class A	24,219	1,578,837
Discovery Communications, Inc.:
Class A (a)	1,525	38,476
Class C (a)	2,448	58,385
Interpublic Group of Cos., Inc.	4,080	94,248
News Corp.:
Class A	3,904	44,310
Class B	1,142	13,327
Omnicom Group, Inc. (b)	2,363	192,561
Scripps Networks Interactive, Inc., Class A (b)	973	60,589
TEGNA, Inc.	2,192	50,789
Time Warner, Inc.	7,855	577,657
Twenty-First Century Fox, Inc.:
Class A	10,951	296,225
Class B	4,309	117,420
Viacom, Inc., Class B	3,396	140,832
Walt Disney Co.	14,939	1,461,333

		4,952,439
Metals & Mining — 0.3%
Alcoa, Inc.	12,940	119,954
Freeport-McMoRan, Inc.	12,753	142,068

Common Stocks	Shares	Value
Metals & Mining (continued)
Newmont Mining Corp.	5,343	$209,018
Nucor Corp.	3,104	153,369

		624,409
Multiline Retail — 0.6%
Dollar General Corp. (b)	2,897	272,318
Dollar Tree, Inc. (a)	2,328	219,391
Kohl’s Corp.	1,901	72,086
Macy’s, Inc.	3,055	102,679
Nordstrom, Inc. (b)	1,323	50,340
Target Corp.	5,889	411,170

		1,127,984
Multi-Utilities — 1.2%
Ameren Corp.	2,394	128,270
CenterPoint Energy, Inc.	4,158	99,792
CMS Energy Corp.	2,819	129,279
Consolidated Edison, Inc.	3,040	244,538
Dominion Resources, Inc.	6,158	479,893
DTE Energy Co.	1,764	174,848
NiSource, Inc.	3,292	87,304
Public Service Enterprise Group, Inc.	5,040	234,914
SCANA Corp.	1,396	105,621
Sempra Energy	2,354	268,403
TECO Energy, Inc.	2,436	67,331
WEC Energy Group, Inc.	3,117	203,540

		2,223,733
Oil, Gas & Consumable Fuels — 6.0%
Anadarko Petroleum Corp.	5,022	267,421
Apache Corp.	3,715	206,814
Cabot Oil & Gas Corp.	4,650	119,691
Chesapeake Energy Corp. (a)(b)	5,314	22,744
Chevron Corp.	18,835	1,974,473
Cimarex Energy Co.	914	109,058
Columbia Pipeline Group, Inc.	4,052	103,285
Concho Resources, Inc. (a)	1,310	156,244
ConocoPhillips	12,258	534,449
Devon Energy Corp.	5,178	187,703
EOG Resources, Inc. (b)	5,456	455,140
EQT Corp.	1,727	133,722
Exxon Mobil Corp. (b)	41,437	3,884,304
Hess Corp.	2,681	161,128
Kinder Morgan, Inc.	18,171	340,161
Marathon Oil Corp.	8,660	129,987
Marathon Petroleum Corp.	5,235	198,721
Murphy Oil Corp.	1,682	53,403
Newfield Exploration Co. (a)	1,999	88,316
Noble Energy, Inc.	4,207	150,905
Occidental Petroleum Corp.	7,594	573,803
ONEOK, Inc.	1,986	94,236
Phillips 66	4,679	371,232
Pioneer Natural Resources Co.	1,611	243,599
Range Resources Corp.	1,599	68,981
Southwestern Energy Co (a)	3,980	50,068
Spectra Energy Corp.	6,838	250,476
Tesoro Corp.	1,217	91,178
Valero Energy Corp. (b)	4,684	238,884
Williams Cos., Inc.	6,672	144,315

		11,404,441
Personal Products — 0.1%
Estee Lauder Cos., Inc., Class A	2,180	198,424
Pharmaceuticals — 5.6%
Allergan PLC (a)	3,954	913,730
Bristol-Myers Squibb Co.	16,621	1,222,475

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock S&P 500 Index V.I. Fund

Common Stocks	Shares	Value
Pharmaceuticals (continued)
Eli Lilly & Co.	9,697	$763,639
Endo International PLC (a)	2,047	31,913
Johnson & Johnson	27,491	3,334,658
Mallinckrodt PLC (a)	1,139	69,228
Merck & Co., Inc.	27,628	1,591,649
Mylan NV (a)	4,165	180,095
Perrigo Co. PLC	1,453	131,744
Pfizer, Inc.	60,605	2,133,902
Zoetis, Inc.	4,496	213,380

		10,586,413
Professional Services — 0.3%
Dun & Bradstreet Corp.	377	45,934
Equifax, Inc.	1,174	150,742
Nielsen Holdings PLC	3,556	184,805
Robert Half International, Inc.	1,308	49,913
Verisk Analytics, Inc. (a)	1,559	126,404

		557,798
Real Estate Investment Trusts (REITs) — 3.0%
American Tower Corp.	4,227	480,229
Apartment Investment & Management Co., Class A	1,610	71,098
AvalonBay Communities, Inc.	1,370	247,134
Boston Properties, Inc.	1,524	201,016
Crown Castle International Corp. (b)	3,309	335,632
Digital Realty Trust, Inc.	1,460	159,125
Equinix, Inc.	688	266,758
Equity Residential	3,605	248,312
Essex Property Trust, Inc.	639	145,750
Extra Space Storage, Inc.	1,230	113,824
Federal Realty Investment Trust (b)	705	116,713
General Growth Properties, Inc.	5,754	171,584
HCP, Inc.	4,580	162,040
Host Hotels & Resorts, Inc. (b)	7,324	118,722
Iron Mountain, Inc.	2,399	95,552
Kimco Realty Corp.	4,068	127,654
Macerich Co.	1,292	110,324
Prologis, Inc.	5,263	258,098
Public Storage	1,475	376,995
Realty Income Corp. (b)	2,541	176,244
Simon Property Group, Inc.	3,087	669,568
SL Green Realty Corp.	966	102,850
UDR, Inc.	2,600	95,992
Ventas, Inc.	3,312	241,180
Vornado Realty Trust	1,745	174,706
Welltower, Inc.	3,526	268,575
Weyerhaeuser Co.	7,467	222,293

		5,757,968
Real Estate Management & Development — 0.0%
CBRE Group, Inc., Class A (a)	2,796	74,038
Road & Rail — 0.8%
CSX Corp.	9,545	248,934
JB Hunt Transport Services, Inc.	900	72,837
Kansas City Southern	1,097	98,829
Norfolk Southern Corp.	2,962	252,155
Ryder System, Inc.	568	34,728
Union Pacific Corp.	8,424	734,994

		1,442,477
Semiconductors & Semiconductor Equipment — 2.7%
Analog Devices, Inc.	3,035	171,902
Applied Materials, Inc.	10,884	260,889
Broadcom Ltd.	3,698	574,669
First Solar, Inc. (a)(b)	774	37,524

Common Stocks	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Intel Corp.	47,103	$1,544,978
KLA-Tencor Corp.	1,514	110,901
Lam Research Corp. (b)	1,566	131,638
Linear Technology Corp.	2,350	109,345
Microchip Technology, Inc. (b)	2,148	109,032
Micron Technology, Inc. (a)	10,475	144,136
NVIDIA Corp. (b)	5,067	238,200
Qorvo, Inc. (a)	1,303	72,004
QUALCOMM, Inc.	14,677	786,247
Skyworks Solutions, Inc.	1,899	120,169
Texas Instruments, Inc.	10,061	630,322
Xilinx, Inc.	2,500	115,325

		5,157,281
Software — 4.0%
Activision Blizzard, Inc.	4,985	197,556
Adobe Systems, Inc. (a)	4,964	475,502
Autodesk, Inc. (a)	2,279	123,385
CA, Inc.	3,021	99,179
Citrix Systems, Inc. (a)	1,568	125,581
Electronic Arts, Inc. (a)	3,045	230,689
Intuit, Inc.	2,559	285,610
Microsoft Corp. (d)	78,565	4,020,171
Oracle Corp.	31,105	1,273,128
Red Hat, Inc. (a)	1,798	130,535
salesforce.com, Inc. (a)	6,363	505,286
Symantec Corp.	6,029	123,836

		7,590,458
Specialty Retail — 2.5%
Advance Auto Parts, Inc.	722	116,697
AutoNation, Inc. (a)	724	34,014
AutoZone, Inc. (a)	301	238,946
Bed Bath & Beyond, Inc.	1,635	70,665
Best Buy Co., Inc.	2,854	87,332
CarMax, Inc. (a)	1,914	93,843
Foot Locker, Inc.	1,400	76,804
Gap, Inc. (b)	2,340	49,655
Home Depot, Inc.	12,430	1,587,187
L Brands, Inc. (b)	2,509	168,429
Lowe’s Cos., Inc.	8,858	701,288
O’Reilly Automotive, Inc. (a)	965	261,611
Ross Stores, Inc.	4,012	227,440
Signet Jewelers Ltd.	777	64,033
Staples, Inc.	6,626	57,116
Tiffany & Co.	1,081	65,552
TJX Cos., Inc.	6,657	514,120
Tractor Supply Co. (b)	1,310	119,446
Ulta Salon Cosmetics & Fragrance, Inc. (a)	633	154,224
Urban Outfitters, Inc. (a)	856	23,540

		4,711,942
Technology Hardware, Storage & Peripherals — 3.4%
Apple Inc.	54,751	5,234,196
EMC Corp.	19,389	526,799
Hewlett Packard Enterprise Co.	16,605	303,373
Hewlett-Packard Co. (a)	17,072	214,254
NetApp, Inc.	2,870	70,573
Seagate Technology PLC (b)	2,889	70,376
Western Digital Corp.	2,732	129,114

		6,548,685
Textiles, Apparel & Luxury Goods — 0.8%
Coach, Inc.	2,713	110,528
Hanesbrands, Inc.	3,834	96,348
Michael Kors Holdings Ltd. (a)	1,818	89,955

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	9

Schedule of Investments (continued)	BlackRock S&P 500 Index V.I. Fund

Common Stocks	Shares	Value
Textiles, Apparel & Luxury Goods (continued)
NIKE, Inc., Class B	13,307	$734,546
PVH Corp.	789	74,347
Ralph Lauren Corp.	582	52,159
Under Armour, Inc., Class A (a)(b)	1,793	71,953
Under Armour, Inc., Class C (a)	1,805	65,702
VF Corp.	3,382	207,959

		1,503,497
Tobacco — 1.8%
Altria Group, Inc.	19,513	1,345,616
Philip Morris International, Inc.	15,507	1,577,372
Reynolds American, Inc.	8,264	445,678

		3,368,666
Trading Companies & Distributors — 0.2%
Fastenal Co.	2,928	129,974
United Rentals, Inc. (a)	900	60,390
W.W. Grainger, Inc. (b)	572	129,987

		320,351
Water Utilities — 0.1%
American Water Works Co., Inc.	1,735	146,625
Total Long-Term Investments (Cost — $67,222,128) — 95.3%		181,846,091

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.40% (c)(e)	8,868,035	$8,868,035
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.59% (c)(e)(f)	$8,292	8,292,298
Total Short-Term Securities (Cost — $17,160,333) — 9.0%		17,160,333
Total Investments (Cost — $84,382,461) — 104.3%		199,006,424
Liabilities in Excess of Other Assets — (4.3)%		(8,183,854)

Net Assets — 100.0%		$190,822,570

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	During the six months ended June 30, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2015	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2016	Value at June 30, 2016	Income		Realized Gain
BlackRock, Inc.	1,316	—		(56)	1,260	$431,588	$5,821		$7,336
BlackRock Liquidity Funds, TempFund, Institutional Class	2,417,775	6,450,260	[1]	—	8,868,035	8,868,035	7,622		—
BlackRock Liquidity Series, LLC, Money Market Series	$4,672,922	$3,619,376	[2]	—	$8,292,298	8,292,298	7,024	[3]	—
PNC Financial Services Group, Inc.	5,319	—		(321)	4,998	406,787	5,180		14,563
Total						$17,998,708	$25,647		$21,899

[1]	Represents net shares purchased.

[2]	Represents net beneficial interest purchased.

[3]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	All or a portion of security has been pledged in connection with outstanding futures contracts.

(e)	Current yield as of period end.

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock S&P 500 Index V.I. Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Long	Issue	Expiration	Notional Value	Unrealized Appreciation
88	S&P 500 E-Mini Index	September 2016	$9,196,880	$53,673

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

			Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets - Derivative Financial Instruments
Futures contracts	Net unrealized appreciation	[1]	—	—	$53,673	—	—	—	$53,673

[1]

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the six months ended June 30, 2016, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain from:
Futures contracts	—	—	$24,336	—	—	—	$24,336
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	$70,173	—	—	—	$70,173

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts - long	$4,803,590

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$103,003	—

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(103,003)	—

Total derivative assets and liabilities subject to an MNA	—	—

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	11

Schedule of Investments (concluded)	BlackRock S&P 500 Index V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$181,846,091	—	—	$181,846,091
Short-Term Securities	8,868,035	$8,292,298	—	17,160,333

Total	$190,714,126	$8,292,298	—	$199,006,424

Derivative Financial Instruments[2]
Assets:
Equity contracts	$53,673	—	—	$53,673

[1]    See above Schedule of Investments for values in each industry.

[2]    Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2016, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$112,292	—	—	$112,292
Liabilities:
Collateral on securities loaned at value	—	$(8,292,298)	—	(8,292,298)

Total	$112,292	$(8,292,298)	—	$(8,180,006)

During the six months ended June 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)	BlackRock S&P 500 Index V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $8,206,599) (cost — $66,774,220)	$181,007,716
Investments at value — affiliated (cost — $17,608,241)	17,998,708
Cash	112,292
Receivables:
Investments sold	1,740
Securities lending income — affiliated	1,812
Capital shares sold	626
Dividends — affiliated	1,523
Dividends — unaffiliated	207,680
From the Manager	15,498
Variation margin on futures contracts	103,003
Prepaid expenses	10,422

Total assets	199,461,020

Liabilities
Collateral on securities loaned at value	8,292,298
Payables:
Investments purchased	201,724
Capital shares redeemed	14,630
Distribution fees	313
Investment advisory fees	30,085
Officer’s and Directors’ fees	2,782
Other accrued expenses	95,601
Other affiliates	1,017

Total liabilities	8,638,450

Net Assets	$190,822,570

Net Assets Consist of
Paid-in capital	$72,217,865
Undistributed net investment income	1,665,656
Accumulated net realized gain	2,261,413
Net unrealized appreciation (depreciation)	114,677,636

Net Assets	$190,822,570

Net Asset Value
Class I — Based on net assets of $188,245,086 and 9,521,964 shares outstanding, 100 million shares authorized, $0.10 par value	$19.77

Class II — Based on net assets of $2,577,484 and 131,411 shares outstanding, 100 million shares authorized, $0.10 par value	$19.61

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	13

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)	BlackRock S&P 500 Index V.I. Fund

Investment Income
Dividends — affiliated	$18,623
Dividends — unaffiliated	1,920,584
Securities lending — affiliated — net	7,024

Total income	1,946,231

Expenses
Investment advisory	270,062
Transfer agent	2,429
Transfer agent — class specific	46,420
Professional	27,300
Accounting services	21,946
Custodian	13,950
Officer and Directors	10,814
Printing	9,947
Distribution — class specific	1,643
Miscellaneous	15,558

Total expenses	420,069
Less:
Fees waived by the Manager	(91,408)
Transfer agent fees reimbursed — class specific	(46,420)

Total expenses after fees waived and reimbursed	282,241

Net investment income	1,663,990

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments — unaffiliated	6,512,012
Investments — affiliated	21,899
Futures contracts	24,336

6,558,247

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(1,734,980)
Investments — affiliated	(91,504)
Futures contracts	70,173

(1,756,311)

Net realized and unrealized gain	4,801,936

Net Increase in Net Assets Resulting from Operations	$6,465,926

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Statements of Changes in Net Assets	BlackRock S&P 500 Index V.I. Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

Operations
Net investment income	$1,663,990	$3,529,445
Net realized gain	6,558,247	13,787,874
Net change in unrealized appreciation (depreciation)	(1,756,311)	(14,654,572)

Net increase in net assets resulting from operations	6,465,926	2,662,747

Distributions to Shareholders[1]
From net investment income:
Class I	—	(3,773,318)
Class II	—	(33,237)
From net realized gain:
Class I	—	(12,239,083)
Class II	—	(117,425)

Decrease in net assets resulting from distributions to shareholders	—	(16,163,063)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(4,471,639)	(3,662,364)

Net Assets
Total increase (decrease) in net assets	1,994,287	(17,162,680)
Beginning of period	188,828,283	205,990,963

End of period	$190,822,570	$188,828,283

Undistributed net investment income, end of period	$1,665,656	$1,666

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	15

Financial Highlights	BlackRock S&P 500 Index V.I. Fund

	Class I
	Six Months Ended June 30, 2016	Year Ended December 31,
	(Unaudited)	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$19.08	$20.63	$19.43	$15.43	$13.92	$14.52

Net investment income[1]	0.17	0.37	0.35	0.30	0.29	0.24
Net realized and unrealized gain (loss)	0.52	(0.14)	2.25	4.61	1.87	0.02

Net increase from investment operations	0.69	0.23	2.60	4.91	2.16	0.26

Distributions:[2]
From net investment income	—	(0.42)	(0.36)	(0.31)	(0.30)	(0.26)
From net realized gain	—	(1.36)	(1.04)	(0.60)	(0.35)	(0.60)

Total distributions	—	(1.78)	(1.40)	(0.91)	(0.65)	(0.86)

Net asset value, end of period	$19.77	$19.08	$20.63	$19.43	$15.43	$13.92

Total Return[3]
Based on net asset value	3.62%[4]	1.05%	13.30%	31.87%	15.60%	1.70%

Ratios to Average Net Assets
Total expenses	0.46%[5]	0.46%	0.46%	0.46%	0.46%	0.43%

Total expenses after fees waived and reimbursed	0.31%[5]	0.31%	0.34%	0.41%	0.43%	0.43%

Net investment income	1.85%[5]	1.76%	1.70%	1.69%	1.87%	1.65%

Supplemental Data
Net assets, end of period (000)	$188,245	$187,048	$204,029	$199,825	$158,160	$147,145

Portfolio turnover rate	2%	4%	3%	4%	4%	4%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

See Notes to Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Financial Highlights (concluded)	BlackRock S&P 500 Index V.I. Fund

	Class II
	Six Months Ended June 30, 2016	Year Ended December 31,
	(Unaudited)	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$18.94	$20.49	$19.31	$15.34	$13.84	$14.44

Net investment income[1]	0.16	0.33	0.32	0.27	0.26	0.22
Net realized and unrealized gain (loss)	0.51	(0.13)	2.22	4.58	1.86	0.02

Net increase from investment operations	0.67	0.20	2.54	4.85	2.12	0.24

Distributions:[2]
From net investment income	—	(0.39)	(0.32)	(0.28)	(0.27)	(0.24)
From net realized gain	—	(1.36)	(1.04)	(0.60)	(0.35)	(0.60)

Total distributions	—	(1.75)	(1.36)	(0.88)	(0.62)	(0.84)

Net asset value, end of period	$19.61	$18.94	$20.49	$19.31	$15.34	$13.84

Total Return[3]
Based on net asset value	3.54%[4]	0.89%	13.11%	31.67%	15.44%	1.58%

Ratios to Average Net Assets
Total expenses	0.61%[5]	0.61%	0.60%	0.60%	0.61%	0.58%

Total expenses after fees waived and reimbursed	0.46%[5]	0.46%	0.48%	0.56%	0.58%	0.58%

Net investment income	1.67%[5]	1.61%	1.55%	1.54%	1.72%	1.52%

Supplemental Data
Net assets, end of period (000)	$2,577	$1,780	$1,962	$1,828	$1,584	$1,355

Portfolio turnover rate	2%	4%	3%	4%	4%	4%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	17

Notes to Financial Statements (Unaudited)	BlackRock S&P 500 Index V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock S&P 500 Index V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class II Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Financial Statements (continued)	BlackRock S&P 500 Index V.I. Fund

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value each business day.

•

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for the Fund’s investments and derivative financial instruments has been included in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	19

Notes to Financial Statements (continued)	BlackRock S&P 500 Index V.I. Fund

day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount[2]
BNP Paribas S.A.	$520,397	$(520,397)	—
Citigroup Global Markets, Inc.	285,399	(285,399)	—
Goldman Sachs & Co.	687,204	(687,204)	—
JP Morgan Securities LLC	2,204,814	(2,204,814)	—
Morgan Stanley	3,143,751	(3,143,751)	—
Nomura Securities International, Inc.	1,349,856	(1,349,856)	—
UBS Securities LLC	15,178	(15,150)	$28

Total	$8,206,599	$(8,206,571)	$28

[1]

Collateral with a value of $8,292,298 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

[2]

The market value of the loaned securities is determined as of June 30, 2016. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: The Fund invests in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Financial Statements (continued)	BlackRock S&P 500 Index V.I. Fund

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee of 0.30%, which is determined by calculating a percentage of the Fund’s average daily net assets.

Distribution Fees

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.15% based upon the average daily net assets attributable to Class II.

For the six months ended June 30, 2016, the class specific distribution fees borne directly by Class II is $1,643.

Transfer Agent

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the six months ended June 30, 2016, the Fund paid the following amounts to affiliates in return for these services, which is included in transfer agent — class specific in the Statement of Operations:

Class I	Class II	Total
$45,956	$464	$46,420

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

Expense Limitations, Waivers and Reimbursements

The Manager, with respect to the Fund, contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows:

Class I	1.25%
Class II	1.40%

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2017, unless approved by the Board, including a majority of the Independent Directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a majority of the outstanding voting securities of the Fund.

The Manager, with respect to the Fund, voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is included in fees waived by the Manager in the

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	21

Notes to Financial Statements (continued)	BlackRock S&P 500 Index V.I. Fund

Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investments in other affiliated investment companies, if any. For the six months ended June 30, 2016, the amount waived was $1,381.

BlackRock has contractually agreed to waive 0.10% of its management fee through April 30, 2017. This amount is included in fees waived by the Manager in the Statement of Operations. For the six months ended June 30, 2016, the waiver was $90,027.

The Manager has contractually agreed to reimburse all transfer agent fees for Class I and Class II.

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2017, unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund.

These amounts are shown as transfer agent fees reimbursed — class specific in the Statement of Operations. Class specific expense waivers and/or reimbursements are as follows:

	Class I	Class II	Total
Transfer Agent Fees Reimbursed	$45,956	$464	$46,420

For the six months ended June 30, 2016, the Fund reimbursed the Manager $1,015 for certain accounting services, which is included in accounting services in the Statement of Operations.

Securities Lending

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the six months ended June 30, 2016, the Fund paid BIM $2,614 for securities lending agent services.

Officers and Directors

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Officer and Directors in the Statement of Operations.

Other Transactions

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended June 30, 2016, the purchase and sale transactions which resulted in net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Loss
$1,987,742	$263,369	$(201,779)

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Financial Statements (continued)	BlackRock S&P 500 Index V.I. Fund

7. Purchases and Sales:

For the six months ended June 30, 2016, purchases and sales of investments, excluding short-term securities, were $3,992,475 and $13,115,426, respectively.

8. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2015. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of June 30, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$89,824,272

Gross unrealized appreciation	$111,701,311
Gross unrealized depreciation	(2,519,159)

Net unrealized appreciation	$109,182,152

9. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2016, the Fund did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	23

Notes to Financial Statements (concluded)	BlackRock S&P 500 Index V.I. Fund

to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class I
Shares sold	801,710	$14,997,544	1,265,682	$25,868,715
Shares issued in reinvestment of distributions	—	—	832,898	16,012,401
Shares redeemed	(1,083,594)	(20,158,428)	(2,186,358)	(45,490,878)

Net decrease	(281,884)	$(5,160,884)	(87,778)	$(3,609,762)

Class II
Shares sold	39,194	$722,349	10,619	$221,862
Shares issued in reinvestment of distributions	—	—	7,893	150,662
Shares redeemed	(1,758)	(33,104)	(20,309)	(425,126)

Net increase (decrease)	37,436	$689,245	(1,797)	$(52,602)

Total Net Decrease	(244,448)	$(4,471,639)	(89,575)	$(3,662,364)

12. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

The Fund paid a short-term and long-term capital gain distributions in the following amounts per share on July 22, 2016 to shareholders of record on July 20, 2016:

	Short-Term Capital Gain	Long-Term Capital Gain
Class I	$0.012854	$0.107342
Class II	$0.012854	$0.107342

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

JUNE 30, 2016

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶   BlackRock Total Return V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of June 30, 2016	BlackRock Total Return V.I. Fund

Investment Objective

BlackRock Total Return V.I. Fund’s (the “Fund”) investment objective is to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2016, the Fund underperformed its benchmark, the Barclays U.S. Aggregate Bond Index.

What factors influenced performance?

•

The Fund’s underweight allocation to U.S. investment grade credit detracted from performance, as did its European peripheral duration exposure. The Fund’s management of currency exposures was also a negative contributor to performance.

•

Positive performance for the year was driven by allocations to U.S. securitized assets including commercial mortgage-backed securities, asset-backed securities and non-agency residential mortgage-backed securities. In addition, allocations to high yield corporates, municipal bonds, agency mortgage-backed securities (“MBS”) and emerging markets debt added to relative return.

Describe recent portfolio activity.

•

The Fund maintained a generally defensive stance while tactically shifting its stance with respect to overall portfolio duration (and corresponding interest rate sensitivity). Through the first quarter of 2016, the Fund maintained a neutral duration, but shifted to an underweight as the U.S. Federal Reserve struck a surprisingly hawkish tone in April. As the U.K. referendum approached, expecting safe-haven assets to be in demand, the Fund returned to a neutral duration stance. Towards the end of the period, taking into consideration the extent of the rally within U.S. Treasuries alongside generally stable U.S. economic data, the Fund moved to a slight duration underweight. Additionally, given the spread compression between higher and lower quality assets across the fixed income universe since the middle of February, the Fund increased exposure to higher quality assets such as U.S. investment grade credit, agency MBS and municipal bonds. The Fund was overweight securitized assets, modestly increasing this allocation during the second quarter of 2016. With respect to currency exposures, the Fund tactically maintained a long U.S. dollar bias during the period.

•

The Fund held derivatives, most notably futures contracts, during the period as a part of its investment strategy. Derivatives are used as a means to obtain exposure and/or take outright views on equities, interest rates, credit risk and/or foreign exchange positions. The use of derivatives did not have a material impact on performance.

Describe portfolio positioning at period end.

•

The Fund ended the quarter positioned slightly underweight duration. In the expectation that the global demand for yield will support high quality credit sectors, the Fund was overweight U.S. investment grade credit and agency MBS. The Fund maintained an increased allocation to municipals, modest exposure to U.S. high yield corporate and emerging market debt, and remained overweight securitized assets. The Fund remained slightly long the U.S. dollar versus the Chinese renminbi, the Saudi Arabian Riyal and British pound.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]
U.S. Government Sponsored Agency Securities	37%
Corporate Bonds	24
U.S. Treasury Obligations	20
Asset-Backed Securities	9
Non-Agency Mortgage-Backed Securities	6
Taxable Municipal Bonds	3
Foreign Government Obligations	1

[1]	Total investments exclude short-term securities and options purchased.

Credit Quality Allocations[1]	Percent of Total Investments[2]
AAA/Aaa[3]	61%
AA/Aa	8
A	12
BBB/Baa	12
BB/Ba	1
B	1
CCC/Caa	1
CC/Ca	1
N/R	3

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]	Total investments exclude short-term securities and options purchased.

[3]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

BlackRock Total Return V.I. Fund

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to August 14, 2012, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

[2]

Under normal circumstances, the Fund invests at least 80%, and typically invests 90% or more, of its assets in fixed income securities, such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred stocks, government obligations and money market securities.

[3]

A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

Performance Summary for the Period Ended June 30, 2016

				Average Annual Total Returns
	Standardized 30-Day Yields[5]	Unsubsidized 30-Day Yields[5]	6-Month Total Returns[6]	1 Year[6]	5 Years[6]	10 Years[6]
Class I4	1.55%	1.33%	4.96%	5.09%	4.45%	4.66%
Class III[4]	1.25	1.20	4.85	4.82	4.16[7]	4.38[7]
Barclays U.S. Aggregate Bond Index	—	—	5.31	6.00	3.76	5.13

[4]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns.

[5]	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

[6]	For a portion of the period, the Fund’s investment adviser waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.

[7]

The returns for Class III Shares prior to August 14, 2012, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example

	Actual				Hypothetical[10]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[8]	Expenses Paid During the Period[9]	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[8]	Ending Account Value June 30, 2016	Expenses Paid During the Period[9]
Class I	$1,000.00	$1,049.60	$3.11	$3.01	$1,000.00	$1,021.83	$3.07	$1,021.93	$2.97
Class III	$1,000.00	$1,048.50	$4.58	$4.48	$1,000.00	$1,020.39	$4.52	$1,020.49	$4.42

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.61% for Class I and 0.90% for Class III), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[9]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.59% for Class I and 0.88% for Class III), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[10]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	3

Disclosure of Expenses	BlackRock Total Return V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2016 and held through June 30, 2016) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Fund’s shareholders, and the value of these portfolio holdings is reflected in the Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on the Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that the Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by the Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Schedule of Investments June 30, 2016 (Unaudited)	BlackRock Total Return V.I. Fund
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
ACAS CLO Ltd., Series 2012-1A, Class BR, 2.97%, 9/20/23 (a)(b)	USD	250	$249,786
ACE Securities Corp. Home Equity Loan Trust, Series 2003-OP1, Class A2, 1.17%, 12/25/33 (b)		122	100,605
ALM V Ltd., Series 2012-5A, Class A2R, 2.78%, 10/18/27 (a)(b)		250	248,753
ALM XIV Ltd., Series 2014-14A, Class A1, 2.06%, 7/28/26 (a)(b)		1,250	1,244,391
AMMC CLO IX Ltd., Series 2011-9A, Class B1R, 3.13%, 1/15/22 (a)(b)		290	290,000
AMMC CLO XII Ltd., Series 2013-12A, Class B, 2.53%, 5/10/25 (a)(b)		500	492,171
Anchorage Capital CLO Ltd., Series 2013-1A, Class A2A, 2.38%, 7/13/25 (a)(b)		250	242,477
Apidos CLO XII, Series 2013-12A, Class A, 1.73%, 4/15/25 (a)(b)		500	495,100
Apidos CLO XV, Series 2013-15A, Class A1, 1.98%, 10/20/25 (a)(b)		500	495,305
Argent Mortgage Loan Trust, Series 2005-W1, Class A2, 0.69%, 5/25/35 (b)		73	56,336
Atlas Senior Loan Fund IV Ltd., Series 2013-2A, Class A1L, 2.13%, 2/17/26 (a)(b)		250	249,375
B2R Mortgage Trust:
Series 2015-1, Class A1, 2.52%, 5/15/48 (a)		94	95,045
Series 2015-2, Class A, 3.34%, 11/15/48 (a)		98	101,472
Babson CLO Ltd., Series 2013-IA, Class A, 1.73%, 4/20/25 (a)(b)		250	247,358
BankAmerica Manufactured Housing Contract Trust, Series 1998-2, Class B1, 7.93%, 12/10/25 (b)		300	287,250
Battalion CLO IV Ltd., Series 2013-4A, Class A1, 2.04%, 10/22/25 (a)(b)		250	247,947
Bayview Financial Revolving Asset Trust:
Series 2004-B, Class A1, 1.45%, 5/28/39 (a)(b)		170	124,057
Series 2005-E, Class A1, 1.44%, 12/28/40 (a)(b)		123	90,307
Bayview Opportunity Master Fund IIIA Trust, Series 2014-16RP, Class A, 3.84%, 11/28/29 (a)(c)		49	48,588
BCMSC Trust:
Series 2000-A, Class A2, 7.58%, 6/15/30 (b)		40	21,077
Series 2000-A, Class A3, 7.83%, 6/15/30 (b)		37	20,207
Series 2000-A, Class A4, 8.29%, 6/15/30 (b)		64	36,684

Asset-Backed Securities		Par (000)	Value
Bear Stearns Asset-Backed Securities I Trust:
Series 2006-HE10, Class 22A, 0.59%, 12/25/36 (b)	USD	81	$67,358
Series 2007-FS1, Class 1A3, 0.62%, 5/25/35 (b)		86	71,368
Series 2007-HE2, Class 23A, 0.59%, 3/25/37 (b)		70	52,784
Bear Stearns Asset-Backed Securities Trust, Series 2005-4, Class M2, 1.25%, 1/25/36 (b)		30	28,206
Benefit Street Partners CLO Ltd., Series 2012-IA, Class A2R, 2.88%, 10/15/25 (a)(b)		500	499,350
BlueMountain CLO Ltd.:
Series 2013-2A, Class A, 1.84%, 1/22/25 (a)(b)		250	247,652
Series 2013-3A, Class A, 2.04%, 10/29/25 (a)(b)		250	248,622
Series 2013-4A, Class A, 2.13%, 4/15/25 (a)(b)		250	250,000
Carlyle Global Market Strategies CLO Ltd., Series 2012-4A, Class A, 2.02%, 1/20/25 (a)(b)		300	299,368
Carrington Mortgage Loan Trust: Series 2006-FRE2, Class A2, 0.57%, 10/25/36 (b)		93	53,242
Series 2006-FRE2, Class A3, 0.61%, 10/25/36 (b)		209	131,873
Series 2006-FRE2, Class A5, 0.53%, 10/25/36 (b)		31	17,841
Series 2006-NC2, Class A3, 0.60%, 6/25/36 (b)		500	427,181
Series 2007-HE1, Class A2, 0.60%, 6/25/37 (b)		655	594,034
Series 2007-RFC1, Class A4, 0.67%, 12/25/36 (b)		100	54,611
C-BASS Trust:
Series 2006-CB9, Class A2, 0.56%, 11/25/36 (b)		41	24,758
Series 2006-CB9, Class A4, 0.68%, 11/25/36 (b)		19	11,462
Series 2007-CB1, Class AF2, 3.93%, 1/25/37 (c)		199	95,819
CHLUPA Trust, Series 2013-VM, Class A, 3.33%, 8/15/20 (a)		54	54,237
CIFC Funding Ltd.:
Series 2011-1AR, Class A1R, 1.93%, 1/19/23 (a)(b)		66	66,218
Series 2014-2A, Class A1L, 2.14%, 5/24/26 (a)(b)		250	248,128

Portfolio Abbreviations
AGM	Assurance Guaranty Municipal Corp.	COP	Colombian Peso	MXIBTIIE	Mexican Equilibrium Interbank Interest Rate
AMBAC	AMBAC Assurance Corp.	EUR	Euro	OTC	Over-the-counter
AUD	Australian Dollar	GBP	British Pound	PLN	Polish Zloty
BRL	Brazilian Real	GO	General Obligation	RB	Revenue Bonds
BZDIOVER	Overnight Brazil CETIP Interbank Rate	IDR	Indonesian Rupiah	RUB	Russian Ruble
CDO	Collateralized Debt Obligation	JPY	Japanese Yen	TBA	To-be-announced
CLO	Collateralized Loan Obligation	KRW	South Korean Won	TRY	Turkish Lira
CNH	Chinese Yuan Offshore	LIBOR	London Interbank Offered Rate	USD	U.S. Dollar
CNY	Chinese Yuan	MXN	Mexican Peso

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	5

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Asset-Backed Securities		Par (000)	Value
Citigroup Mortgage Loan Trust, Series 2006-NC1, Class A2D, 0.70%, 8/25/36 (b)	USD	100	$73,848
Colony American Homes, Series 2015-1A, Class A, 1.65%, 7/17/32 (a)(b)		100	98,940
Conseco Finance Securitizations Corp., Series 2000-4, Class A6, 8.31%, 5/01/32 (b)		157	95,361
Conseco Financial Corp.:
Series 1997-3, Class M1, 7.53%, 3/15/28 (b)		65	63,905
Series 1999-5, Class A5, 7.86%, 3/01/30 (b)		55	46,493
Series 1999-5, Class A6, 7.50%, 3/01/30 (b)		39	32,422
Countrywide Asset-Backed Certificates:
Series 2003-BC3, Class A2, 1.07%, 9/25/33 (b)		127	118,213
Series 2004-5, Class A, 1.35%, 10/25/34 (b)		143	140,587
Series 2006-S10, Class A3, 0.77%, 10/25/36 (b)		80	67,800
Series 2006-SPS1, Class A, 0.67%, 12/25/25 (b)		4	3,911
Series 2007-S3, Class A3, 0.83%, 5/25/37 (b)		108	81,654
Credit-Based Asset Servicing & Securitization LLC:
Series 2006-SL1, Class A2, 6.06%, 9/25/36 (a)(c)		97	27,085
Series 2007-CB6, Class A4, 0.79%, 7/25/37 (a)(b)		75	46,130
Series 2007-RP1, Class A, 0.76%, 5/25/46 (a)(b)		54	43,187
CT CDO IV Ltd., Series 2006-4A, Class A1, 0.76%, 10/20/43 (a)(b)		2	2,069
CWABS Revolving Home Equity Loan Trust, Series 2004-U, Class 2A, 0.71%, 3/15/34 (b)		61	47,268
CWHEQ Home Equity Loan Trust:
Series 2006-S5, Class A4, 5.84%, 6/25/35		21	20,917
Series 2006-S5, Class A5, 6.16%, 6/25/35		18	16,251
Series 2007-S1, Class A3, 5.81%, 11/25/36 (b)		102	101,389
CWHEQ Revolving Home Equity Loan Resecuritization Trust, Series 2006-RES, Class 4Q1B, 0.73%, 12/15/33 (a)(b)		37	30,479
CWHEQ Revolving Home Equity Loan Resuritization Trust, Series 2006-RES, Class 5B1B, 0.62%, 5/15/35 (a)(b)		26	21,606
CWHEQ Revolving Home Equity Loan Trust, Series 2005-B, Class 2A, 0.62%, 5/15/35 (b)		48	39,970
DCP Rights LLC, Series 2014-1A, Class A, 5.46%, 10/25/44 (a)		221	220,095
Dryden XXV Senior Loan Fund, Series 2012-25A, Class A, 2.01%, 1/15/25 (a)(b)		260	259,039
Eastland CLO Ltd., Series 2007-1A, Class A2A, 0.87%, 5/01/22 (a)(b)		292	289,489
First Franklin Mortgage Loan Trust, Series 2006-FF5, Class 2A3, 0.61%, 4/25/36 (b)		48	41,542
Flatiron CLO Ltd., Series 2011-1A, Class A, 2.18%, 1/15/23 (a)(b)		274	274,163
GFT Mortgage Loan Trust, Series 2015-GFT2, Class A, 4.34%, 6/25/59 (a)(c)		115	115,087

Asset-Backed Securities		Par (000)	Value
GMACM Home Equity Loan Trust, Series 2006-HE4, Class A2, 0.63%, 12/25/36 (b)	USD	192	$170,116
GSAA Trust, Series 2007-2, Class AF3, 5.92%, 3/25/37 (b)		33	14,181
GSAMP Trust:
Series 2006-FM2, Class A2B, 0.57%, 9/25/36 (b)		91	40,811
Series 2007-H1, Class A1B, 0.65%, 1/25/47 (b)		36	22,724
GT Loan Financing I Ltd., Series 2013-1A, Class A, 1.90%, 10/28/24 (a)(b)		250	247,559
Highbridge Loan Management Ltd.:
Series 2012-1AR, Class A2R, 2.90%, 9/20/22 (a)(b)		250	250,346
Series 6A-2015, Class A, 2.08%, 5/05/27 (a)(b)		250	247,815
Home Equity Mortgage Loan Asset-Backed Trust, Series 2004-A, Class M2, 2.46%, 7/25/34 (b)		36	33,940
Home Equity Mortgage Trust, Series 2006-2, Class 1A1, 5.87%, 7/25/36 (c)		95	40,501
Home Loan Mortgage Loan Trust, Series 2005-1, Class A3, 0.80%, 4/15/36 (b)		39	34,934
Invitation Homes Trust:
Series 2014-SFR1, Class A, 1.45%, 6/17/31 (a)(b)		98	96,214
Series 2014-SFR3, Class A, 1.65%, 12/17/31 (a)(b)		100	99,087
Series 2015-SFR3, Class A, 1.75%, 8/17/32 (a)(b)		99	98,098
JPMorgan Mortgage Acquisition Trust:
Series 2006-WF1, Class A3A, 5.83%, 7/25/36 (c)		318	172,695
Series 2006-WF1, Class A5, 6.41%, 7/25/36 (c)		70	37,909
Series 2006-WF1, Class A6, 6.00%, 7/25/36 (c)		64	34,555
LCM XI LP, Series 11A, Class B, 2.78%, 4/19/22 (a)(b)		250	250,003
Lehman ABS Manufactured Housing Contract Trust:
Series 2001-B, Class M1, 6.63%, 4/15/40 (b)		90	96,410
Series 2001-B, Class M2, 7.17%, 4/15/40 (b)		276	188,766
Litigation Fee Residual Funding LLC, Series 2015-1, Class A, 4.00%, 10/01/27 (a)		124	122,907
Long Beach Mortgage Loan Trust:
Series 2006-10, Class 2A3, 0.61%, 11/25/36 (b)		104	43,127
Series 2006-10, Class 2A4, 0.67%, 11/25/36 (b)		78	32,743
Series 2006-2, Class 2A3, 0.64%, 3/25/46 (b)		754	321,579
Series 2006-2, Class 2A4, 0.74%, 3/25/46 (b)		64	28,274
Series 2006-3, Class 2A3, 0.63%, 5/25/46 (b)		273	95,149
Series 2006-4, Class 2A4, 0.71%, 5/25/36 (b)		67	28,167
Series 2006-7, Class 2A2, 0.56%, 8/25/36 (b)		67	32,010
Series 2006-9, Class 2A3, 0.61%, 10/25/36 (b)		126	51,533
Series 2006-9, Class 2A4, 0.68%, 10/25/36 (b)		148	61,650
Madison Avenue Manufactured Housing Contract Trust, Series 2002-A, Class B2, 3.70%, 3/25/32 (b)		40	39,325

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Asset-Backed Securities		Par (000)	Value
Madison Park Funding X Ltd., Series 2012-10A, Class B1, 2.98%, 1/20/25 (a)(b)	USD	250	$250,586
MASTR Specialized Loan Trust, Series 2006-3, Class A, 0.71%, 6/25/46 (a)(b)		24	20,190
Merrill Lynch Mortgage Investors Trust, Series 2006-RM3, Class A2B, 0.54%, 6/25/37 (b)		30	8,482
Morgan Stanley ABS Capital I, Inc., Trust, Series 2005-HE1, Class A2MZ, 1.05%, 12/25/34 (b)		155	139,993
Morgan Stanley IXIS Real Estate Capital Trust, Series 2006-2, Class A2, 0.56%, 11/25/36 (b)		39	16,995
Mountain Hawk I CLO Ltd., Series 2013-1A, Class B1, 2.81%, 1/20/24 (a)(b)		250	240,156
Navient Private Education Loan Trust:
Series 2014-AA, Class A2B, 1.44%, 2/15/29 (a)(b)		670	664,770
Series 2014-CTA, Class B, 2.19%, 10/17/44 (a)(b)		200	183,710
Series 2015-AA, Class A3, 2.14%, 11/15/30 (a)(b)		203	201,073
Series 2016-AA, Class A2B, 2.59%, 12/15/45 (a)(b)		110	110,562
Series 2016-AA, Class B, 3.50%, 12/16/58 (a)		100	84,737
NextGear Floorplan Master Owner Trust, Series 2015-1A, Class B, 2.18%, 7/15/19 (a)(b)		100	99,115
Northwoods Capital IX Ltd., Series 2012-9A, Class A, 2.05%, 1/18/24 (a)(b)		260	259,408
Oakwood Mortgage Investors, Inc.:
Series 2001-D, Class A2, 5.26%, 1/15/19 (b)		30	22,262
Series 2001-D, Class A4, 6.93%, 9/15/31 (b)		17	14,595
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class A, 1.75%, 7/17/25 (a)(b)		260	256,048
OHA Credit Partners VII Ltd., Series 2012-7A, Class A, 2.06%, 11/20/23 (a)(b)		250	249,359
OHA Loan Funding Ltd., Series 2013-2A, Class A, 1.92%, 8/23/24 (a)(b)		225	222,783
OneMain Financial Issuance Trust:
Series 2014-1A, Class A, 2.43%, 6/18/24 (a)		160	160,273
Series 2014-1A, Class B, 3.24%, 6/18/24 (a)		200	200,171
Series 2014-2A, Class B, 3.02%, 9/18/24 (a)		100	99,503
Series 2014-2A, Class D, 5.31%, 9/18/24 (a)		200	197,906
Option One Mortgage Acceptance Corp. Asset-Backed Certificates, Series 2003-4, Class A2, 1.09%, 7/25/33 (b)		222	205,746
OZLM Funding IV Ltd., Series 2013-4A, Class A1, 1.79%, 7/22/25 (a)(b)		390	386,373
OZLM Funding Ltd., Series 2012-2A, Class A1, 2.12%, 10/30/23 (a)(b)		360	359,525
Palmer Square Loan Funding Ltd., Series 2016-2A, Class B, 3.79%, 6/21/24 (a)(b)		250	247,114
Pretium Mortgage Credit Partners I LLC, Series 2016-NPL3, Class A1, 4.38%, 5/27/31 (a)(c)		237	237,252
Race Point VIII CLO Ltd., Series 2013-8A, Class A, 1.87%, 2/20/25 (a)(b)		250	247,200
Race Point X CLO Ltd., Series 2016-10A, Class A, 2.23%, 7/25/28 (a)(b)		250	250,000
RASC Trust, Series 2003-KS5, Class AIIB, 1.03%, 7/25/33 (b)		80	70,341

Asset-Backed Securities		Par (000)	Value
RCO Mortgage LLC, Series 2015-NQM1, Class A, 3.94%, 11/25/45 (a)(b)	USD	56	$55,561
RMAT LLC, Series 2015-RPL1, Class A1, 3.97%, 5/26/20 (a)(c)		90	89,750
Santander Drive Auto Receivables Trust:
Series 2014-S4, Class R, 1.43%, 4/16/19 (a)		3	3,444
Series 2014-S5, Class R, 1.43%, 6/18/19 (a)		1	1,234
Scholar Funding Trust, Series 2011-A, Class A, 1.53%, 10/28/43 (a)(b)		127	120,571
SG Mortgage Securities Trust, Series 2006-OPT2, Class A3D, 0.66%, 10/25/36 (b)		100	60,621
SLM Private Credit Student Loan Trust:
Series 2004-B, Class A2, 0.85%, 6/15/21 (b)		67	66,833
Series 2004-B, Class A3, 0.98%, 3/15/24 (b)		450	420,676
Series 2006-C, Class A4, 0.82%, 3/15/23 (b)		37	36,875
SLM Private Education Loan Trust:
Series 2011-B, Class A3, 2.69%, 6/16/42 (a)(b)		100	102,720
Series 2012-A, Class A1, 1.84%, 8/15/25 (a)(b)		163	162,999
SMB Private Education Loan Trust:
Series 2014-A, Class A1, 0.94%, 9/15/21 (a)(b)		79	79,372
Series 2014-A, Class A3, 1.93%, 4/15/32 (a)(b)		100	96,567
Series 2015-A, Class A3, 1.94%, 2/17/32 (a)(b)		100	98,431
Series 2015-B, Class A3, 2.19%, 5/17/32 (a)(b)		560	561,403
Series 2015-B, Class B, 3.50%, 12/17/40 (a)		100	98,403
Series 2015-C, Class A3, 2.39%, 8/16/32 (a)(b)		100	101,696
Series 2016-A, Class A2A, 2.70%, 5/15/31 (a)		700	709,598
Series 2016-A, Class A2B, 1.94%, 5/15/31 (a)(b)		170	169,782
Sound Point CLO XI Ltd., Series 2016-1A, Class A, 2.18%, 7/20/28 (a)(b)		250	249,625
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-23XS, Class 2A1, 0.75%, 1/25/35 (b)		205	187,999
Sunset Mortgage Loan Co. LLC, Series 2014-NPL2, Class A, 3.72%, 11/16/44 (a)(c)		32	32,143
SWAY Residential Trust, Series 2014-1, Class A, 1.75%, 1/17/32 (a)(b)		193	192,053
Symphony CLO XII Ltd.:
Series 2013-12A, Class A, 1.93%, 10/15/25 (a)(b)		255	252,846
Series 2013-12A, Class C, 3.38%, 10/15/25 (a)(b)		250	239,165
Symphony CLO XV Ltd., Series 2014-15A, Class B1, 2.83%, 10/17/26 (a)(b)		250	248,779
Synchrony Credit Card Master Note Trust, Series 2016-2, Class A, 2.04%, 5/15/24		340	346,320
TICP CLO III Ltd., Series 2014-3A, Class A, 2.17%, 1/20/27 (a)(b)		250	248,421
Tricon American Homes Trust, Series 2015-SFR1, Class A, 1.69%, 5/17/32 (a)(b)		100	98,138
Venture XIX CLO Ltd., Series 2014-19A, Class A, 2.23%, 1/15/27 (a)(b)		250	249,025
VOLT XLIV LLC, Series 2016-NPL4, Class A1, 4.25%, 4/25/46 (a)(c)		98	98,665

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	7

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Asset-Backed Securities		Par (000)	Value
VOLT XLVI LLC, Series 2016-NPL6, Class A1, 3.84%, 6/25/46 (a)(c)	USD	590	$590,000
VOLT XLVII LLC, Series 2016-NPL7, Class A1, 3.75%, 6/25/46 (a)(c)		670	670,000
Voya Investment Management CLO Ltd., Series 2013-2A, Class A1, 1.79%, 4/25/25 (a)(b)		250	247,228
Wachovia Asset Securitization Issuance II LLC Trust, Series 2007-HE2A, Class A, 0.58%, 7/25/37 (a)(b)		137	116,172
Washington Mutual Asset-Backed Certificates, Series 2006-HE4, Class 2A2, 0.63%, 9/25/36 (b)		188	87,804
WVUE, Series 2015-1A, Class A, 4.50%, 9/25/20 (a)(c)		69	69,122
Total Asset-Backed Securities — 9.0%			27,446,700

Corporate Bonds
Aerospace & Defense — 0.3%
BAE Systems Holdings, Inc.:
2.85%, 12/15/20 (a)		39	39,851
3.85%, 12/15/25 (a)		25	26,499
4.75%, 10/07/44 (a)		8	8,728
Boeing Co.:
2.20%, 10/30/22		11	11,293
2.60%, 10/30/25		16	16,661
Lockheed Martin Corp.:
3.10%, 1/15/23		16	16,864
3.55%, 1/15/26		44	47,795
3.60%, 3/01/35		68	68,935
4.50%, 5/15/36		18	20,092
4.07%, 12/15/42		94	100,071
4.70%, 5/15/46		50	58,939
Northrop Grumman Corp., 3.85%, 4/15/45		38	39,559
United Technologies Corp.:
1.78%, 5/04/18 (c)		284	286,551
4.15%, 5/15/45		58	63,706

			805,544
Air Freight & Logistics — 0.2%
FedEx Corp.:
4.90%, 1/15/34		185	209,984
3.90%, 2/01/35		27	27,447
4.10%, 2/01/45		88	89,474
4.75%, 11/15/45		54	60,178
4.55%, 4/01/46		94	101,999

			489,082
Airlines — 0.2%
American Airlines Group, Inc., 4.63%, 3/01/20 (a)		69	65,895
American Airlines Pass-Through Trust, Series 2015-1, Class A, 3.38%, 5/01/27		256	257,394
Southwest Airlines Co.:
2.75%, 11/06/19		33	34,115
2.65%, 11/05/20		81	83,605
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A, 4.20%, 9/15/28 (a)		40	39,248
United Airlines Pass-Through Trust, Series 2014-1, Class B, 4.75%, 10/11/23		17	17,373

			497,630
Auto Components — 0.1%
BorgWarner, Inc., 3.38%, 3/15/25		67	68,509
Delphi Automotive PLC, 4.25%, 1/15/26		100	109,284

			177,793

Corporate Bonds		Par (000)	Value
Automobiles — 0.1%
Daimler Finance North America LLC, 2.45%, 5/18/20 (a)	USD	150	$154,356
Banks — 2.1%
Bank of America Corp.:
2.25%, 4/21/20		501	503,801
3.30%, 1/11/23		202	207,888
3.88%, 8/01/25		558	591,933
4.88%, 4/01/44		22	25,071
BB&T Corp., 2.45%, 1/15/20		96	98,675
Citigroup, Inc.:
1.80%, 2/05/18		142	142,582
2.50%, 9/26/18		191	194,786
2.50%, 7/29/19		453	461,439
3.50%, 5/15/23		114	116,339
3.88%, 3/26/25		135	136,365
Cooperatieve Rabobank UA, 4.38%, 8/04/25		250	261,132
Fifth Third Bank, 2.25%, 6/14/21		216	219,369
JPMorgan Chase & Co.:
1.35%, 2/15/17		225	225,457
2.20%, 10/22/19		71	72,169
2.75%, 6/23/20		42	43,278
2.55%, 10/29/20		205	209,446
3.88%, 9/10/24		261	270,223
3.90%, 7/15/25		196	211,398
3.20%, 6/15/26		465	477,940
4.25%, 10/01/27		95	100,513
U.S. Bancorp:
2.95%, 7/15/22		190	197,721
3.10%, 4/27/26		136	141,460
Washington Mutual Bank, 0.00%, 5/01/09 (b)(d)(e)		250	52,500
Wells Fargo & Co.:
2.60%, 7/22/20		77	79,134
2.55%, 12/07/20		95	97,768
3.55%, 9/29/25		175	186,505
3.00%, 4/22/26		825	840,965
3.90%, 5/01/45		130	136,451
4.90%, 11/17/45		51	55,809

			6,358,117
Beverages — 0.5%
Anheuser-Busch InBev Finance, Inc.:
2.65%, 2/01/21		316	327,697
3.30%, 2/01/23		185	194,929
3.65%, 2/01/26		412	441,353
4.70%, 2/01/36		75	84,280
4.90%, 2/01/46		110	128,903
Anheuser-Busch InBev Worldwide, Inc., 3.75%, 7/15/42		35	35,020
Molson Coors Brewing Co.:
3.00%, 7/15/26		197	196,806
5.00%, 5/01/42		25	28,019
4.20%, 7/15/46		71	71,304
PepsiCo., Inc., 4.45%, 4/14/46		140	163,377

			1,671,688
Biotechnology — 0.7%
AbbVie, Inc.:
2.50%, 5/14/20		439	448,800
2.90%, 11/06/22		106	108,080
4.50%, 5/14/35		38	39,716
Amgen, Inc.:
2.13%, 5/01/20		107	108,690
4.40%, 5/01/45		88	91,420
4.66%, 6/15/51 (a)		200	208,963

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Corporate Bonds		Par (000)	Value
Biotechnology (continued)
Biogen, Inc.:
2.90%, 9/15/20	USD	44	$45,855
3.63%, 9/15/22		76	80,675
4.05%, 9/15/25		63	67,816
5.20%, 9/15/45		50	56,227
Celgene Corp.:
2.25%, 5/15/19		81	82,350
3.25%, 8/15/22		82	84,694
Gilead Sciences, Inc.:
2.35%, 2/01/20		20	20,516
3.65%, 3/01/26		74	80,525
4.60%, 9/01/35		27	30,021
4.80%, 4/01/44		328	369,010
4.50%, 2/01/45		105	114,452
4.75%, 3/01/46		75	85,283

			2,123,093
Building Products — 0.0%
Standard Industries, Inc., 6.00%, 10/15/25 (a)		34	35,530
Capital Markets — 1.6%
Bank of New York Mellon Corp.:
2.10%, 1/15/19		176	179,931
2.05%, 5/03/21		946	960,872
Credit Suisse AG, 3.00%, 10/29/21		259	265,293
Credit Suisse Group Funding Guernsey Ltd., 2.75%, 3/26/20		250	246,825
Goldman Sachs Group, Inc.:
2.63%, 1/31/19		263	269,172
2.00%, 4/25/19		68	68,698
2.60%, 4/23/20		138	140,297
2.75%, 9/15/20		65	66,348
2.63%, 4/25/21		143	145,020
3.50%, 1/23/25		73	75,008
3.75%, 5/22/25		452	472,056
4.80%, 7/08/44		45	49,814
4.75%, 10/21/45		98	108,024
Jefferies Group LLC, 6.50%, 1/20/43		30	29,788
Morgan Stanley:
2.80%, 6/16/20		239	244,881
3.75%, 2/25/23		193	204,421
3.70%, 10/23/24		126	131,843
4.00%, 7/23/25		581	622,128
3.88%, 1/27/26		187	198,517
4.30%, 1/27/45		137	144,199
State Street Corp., 2.65%, 5/19/26		293	298,973

			4,922,108
Chemicals — 0.2%
Agrium, Inc., 4.13%, 3/15/35		46	44,422
CF Industries, Inc.:
3.45%, 6/01/23		60	59,946
5.38%, 3/15/44		92	86,761
Dow Chemical Co.:
4.38%, 11/15/42		23	23,486
4.63%, 10/01/44		39	41,300
Eastman Chemical Co., 4.80%, 9/01/42		59	61,154
Ecolab, Inc., 2.25%, 1/12/20		64	65,150
Monsanto Co., 3.60%, 7/15/42		56	48,399
Sherwin-Williams Co., 4.00%, 12/15/42		20	19,959

			450,577
Commercial Services & Supplies — 0.1%
Aviation Capital Group Corp., 2.88%, 9/17/18 (a)		160	158,400
Republic Services, Inc., 3.20%, 3/15/25		121	126,392

Corporate Bonds		Par (000)	Value
Commercial Services & Supplies (continued)
Waste Management, Inc.:
3.13%, 3/01/25	USD	47	$49,143
3.90%, 3/01/35		56	58,681

			392,616
Communications Equipment — 0.1%
Harris Corp.:
2.70%, 4/27/20		28	28,381
4.85%, 4/27/35		100	109,778
5.05%, 4/27/45		40	45,369
Juniper Networks, Inc., 3.30%, 6/15/20		63	64,958

			248,486
Consumer Finance — 2.0%
American Express Credit Corp.:
1.13%, 6/05/17		334	333,954
2.25%, 8/15/19		177	180,685
Capital One Financial Corp.:
4.75%, 7/15/21		5	5,566
4.20%, 10/29/25		107	110,000
Capital One N.A., 2.95%, 7/23/21		513	527,166
Ford Motor Credit Co. LLC:
1.72%, 12/06/17		690	691,468
2.15%, 1/09/18		200	201,751
2.02%, 5/03/19		1,240	1,250,551
3.34%, 3/18/21		359	372,329
4.25%, 9/20/22		200	215,678
General Motors Financial Co., Inc.:
2.63%, 7/10/17		480	484,437
4.75%, 8/15/17		230	237,322
3.10%, 1/15/19		41	41,884
3.70%, 11/24/20		117	120,207
3.20%, 7/06/21		600	600,955
3.45%, 4/10/22		88	87,938
4.00%, 1/15/25		151	152,783
Synchrony Financial:
2.60%, 1/15/19		94	95,029
2.70%, 2/03/20		48	48,131
4.50%, 7/23/25		105	108,874
Toyota Motor Credit Corp., 2.75%, 5/17/21		159	166,671

			6,033,379
Containers & Packaging — 0.0%
International Paper Co.:
3.65%, 6/15/24		59	62,390
4.80%, 6/15/44		66	67,099

			129,489
Diversified Consumer Services — 0.0%
Wesleyan University, 4.78%, 7/01/16		79	84,740
Diversified Financial Services — 0.8%
Berkshire Hathaway, Inc., 3.13%, 3/15/26		307	321,903
BP Capital Markets PLC, 2.24%, 5/10/19		459	471,345
GE Capital International Funding Co., 3.37%, 11/15/25 (a)		319	346,188
General Electric Capital Corp.:
3.15%, 9/07/22		153	164,197
3.10%, 1/09/23		201	214,710
Intercontinental Exchange, Inc.:
2.75%, 12/01/20		58	60,733
3.75%, 12/01/25		37	39,914
Moody’s Corp., 4.50%, 9/01/22		54	60,035

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	9

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Corporate Bonds		Par (000)	Value
Diversified Financial Services (continued)
Shell International Finance BV:
2.13%, 5/11/20	USD	455	$464,385
4.13%, 5/11/35		291	313,810
3.63%, 8/21/42		44	42,343
Woodside Finance Ltd., 3.65%, 3/05/25 (a)		16	15,629

			2,515,192
Diversified Telecommunication Services — 1.3%
AT&T Inc.:
2.38%, 11/27/18		69	70,417
2.30%, 3/11/19		91	92,937
2.45%, 6/30/20		184	187,856
4.60%, 2/15/21		451	493,523
3.88%, 8/15/21		123	132,511
3.00%, 6/30/22		682	698,418
3.40%, 5/15/25		365	373,361
6.38%, 3/01/41		43	52,329
4.30%, 12/15/42		104	100,694
4.75%, 5/15/46		45	46,119
Verizon Communications, Inc.:
2.63%, 2/21/20		231	239,054
3.45%, 3/15/21		212	227,143
5.05%, 3/15/34		55	61,044
4.40%, 11/01/34		224	230,977
3.85%, 11/01/42		350	329,161
4.86%, 8/21/46		535	584,802

			3,920,346
Electric Utilities — 1.3%
Alabama Power Co., 2.80%, 4/01/25		21	21,754
Commonwealth Edison Co., 4.70%, 1/15/44		136	163,657
Duke Energy Carolinas LLC:
4.25%, 12/15/41		180	201,696
3.75%, 6/01/45		100	105,584
Duke Energy Corp.:
3.05%, 8/15/22		6	6,235
3.75%, 4/15/24		75	80,534
4.80%, 12/15/45		75	86,834
Duke Energy Florida LLC, 3.85%, 11/15/42		53	56,006
Emera U.S. Finance LP:
2.15%, 6/15/19 (a)		147	148,710
2.70%, 6/15/21 (a)		222	226,226
3.55%, 6/15/26 (a)		175	179,067
Entergy Arkansas, Inc., 3.70%, 6/01/24		172	188,541
Exelon Corp.:
2.85%, 6/15/20		161	166,082
2.45%, 4/15/21		38	38,535
Florida Power & Light Co., 3.80%, 12/15/42		44	47,359
Northern States Power Co., 3.60%, 5/15/46		262	275,481
PacifiCorp:
3.60%, 4/01/24		284	311,947
3.35%, 7/01/25		251	271,375
Progress Energy, Inc., 4.88%, 12/01/19		16	17,616
Public Service Co. of Colorado, 2.50%, 3/15/23		103	105,130
Puget Sound Energy, Inc., 4.30%, 5/20/45		133	152,192
Southern California Edison Co., 1.25%, 11/01/17		47	47,229
Southern Co., 3.25%, 7/01/26		818	849,675
Trans-Allegheny Interstate Line Co., 3.85%, 6/01/25 (a)		161	172,134

			3,919,599
Electrical Equipment — 0.0%
Rockwell Automation, Inc., 2.88%, 3/01/25		78	80,935

Corporate Bonds		Par (000)	Value
Energy Equipment & Services — 0.1%
Schlumberger Holdings Corp., 3.00%, 12/21/20 (a)	USD	164	$171,045
Transocean, Inc., 6.80%, 3/15/38		16	10,440

			181,485
Food & Staples Retailing — 0.2%
CVS Health Corp.:
4.00%, 12/05/23		76	84,045
5.30%, 12/05/43		58	72,403
Sysco Corp., 4.50%, 4/01/46		46	49,069
Walgreens Boots Alliance, Inc.:
4.80%, 11/18/44		387	416,333
4.65%, 6/01/46		8	8,532
Wal-Mart Stores, Inc.:
2.55%, 4/11/23		58	60,537
4.00%, 4/11/43		35	38,850

			729,769
Food Products — 0.1%
Kraft Heinz Foods Co.:
3.00%, 6/01/26 (a)		132	133,079
6.88%, 1/26/39		28	38,234

			171,313
Health Care Equipment & Supplies — 0.7%
Abbott Laboratories, 2.55%, 3/15/22		205	209,676
Becton Dickinson and Co.:
1.45%, 5/15/17		96	96,249
1.80%, 12/15/17		34	34,278
2.68%, 12/15/19		130	133,709
3.13%, 11/08/21		59	61,905
4.69%, 12/15/44		30	33,797
Boston Scientific Corp.:
2.65%, 10/01/18		82	83,819
2.85%, 5/15/20		100	103,594
3.85%, 5/15/25		179	189,338
Medtronic, Inc.:
2.50%, 3/15/20		67	69,487
3.13%, 3/15/22		63	66,782
3.63%, 3/15/24		345	379,716
4.63%, 3/15/44		190	221,908
4.63%, 3/15/45		93	109,358
St. Jude Medical, Inc.:
2.80%, 9/15/20		75	77,316
3.88%, 9/15/25		25	26,629
Stryker Corp.:
3.38%, 11/01/25		35	36,729
3.50%, 3/15/26		80	84,870
4.63%, 3/15/46		69	77,524
Zimmer Biomet Holdings, Inc.:
3.55%, 4/01/25		41	42,259
4.25%, 8/15/35		89	89,219

			2,228,162
Health Care Providers & Services — 1.0%
Aetna, Inc.:
2.40%, 6/15/21		268	273,436
3.20%, 6/15/26		467	480,461
4.50%, 5/15/42		88	93,158
4.13%, 11/07/42		32	32,381
AmerisourceBergen Corp.:
1.15%, 5/15/17		109	108,972
3.25%, 3/01/25		21	22,028
4.25%, 3/01/45		21	22,189

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Corporate Bonds		Par (000)	Value
Health Care Providers & Services (continued)
Anthem, Inc.:
1.88%, 1/15/18	USD	276	$277,562
2.30%, 7/15/18		457	463,574
Series A, 3.70%, 8/15/21		161	172,107
3.30%, 1/15/23		172	177,663
4.65%, 8/15/44		50	53,247
Baylor Scott & White Holdings, 4.19%, 11/15/45		40	44,600
Catholic Health Initiatives, 4.35%, 11/01/42		30	30,264
Cigna Corp., 3.25%, 4/15/25		181	183,840
Dignity Health, 5.27%, 11/01/64		45	53,623
Express Scripts Holding Co.:
1.25%, 6/02/17		79	78,945
3.90%, 2/15/22		63	67,516
Laboratory Corp. of America Holdings, 2.63%, 2/01/20		63	64,348
New York & Presbyterian Hospital, 3.56%, 8/01/36		40	42,105
Ochsner Clinic Foundation, 5.90%, 5/15/45		35	44,214
Southern Baptist Hospital of Florida, Inc., 4.86%, 7/15/45		35	42,718
UnitedHealth Group, Inc.:
2.70%, 7/15/20		46	47,910
2.88%, 12/15/21		85	89,527
3.35%, 7/15/22		45	48,142
4.63%, 7/15/35		16	18,582
3.95%, 10/15/42		133	139,151

			3,172,263
Hotels, Restaurants & Leisure — 0.1%
McDonald’s Corp.:
2.75%, 12/09/20		34	35,496
3.70%, 1/30/26		32	34,574
4.70%, 12/09/35		25	28,201
4.60%, 5/26/45		25	27,903
4.88%, 12/09/45		27	31,571

			157,745
Household Durables — 0.1%
Newell Brands, Inc.:
2.88%, 12/01/19		164	168,541
4.20%, 4/01/26		119	129,002

			297,543
Household Products — 0.1%
Kimberly-Clark Corp.:
1.90%, 5/22/19		185	189,786
2.65%, 3/01/25		35	36,783
2.75%, 2/15/26		67	70,334

			296,903
Industrial Conglomerates — 0.3%
Eaton Corp., 2.75%, 11/02/22		437	448,000
General Electric Co., 4.50%, 3/11/44		305	351,964

			799,964
Insurance — 1.4%
Aflac, Inc., 3.63%, 6/15/23		53	56,712
Allstate Corp., 3.15%, 6/15/23		43	45,727
American International Group, Inc.:
3.38%, 8/15/20		87	91,278
3.75%, 7/10/25		72	73,383
3.90%, 4/01/26		1,108	1,141,829
3.88%, 1/15/35		59	56,490
4.50%, 7/16/44		87	84,168
4.38%, 1/15/55		47	43,455
Aon PLC, 4.75%, 5/15/45		110	117,996

Corporate Bonds		Par (000)	Value
Insurance (continued)
Lincoln National Corp., 3.35%, 3/09/25	USD	31	$30,788
Loews Corp., 2.63%, 5/15/23		53	53,437
Marsh & McLennan Cos., Inc., 3.75%, 3/14/26		18	18,984
MassMutual Global Funding II, 2.35%, 4/09/19 (a)		200	205,245
MetLife, Inc., 4.05%, 3/01/45		143	140,870
Metropolitan Life Global Funding I:
1.30%, 4/10/17 (a)		920	922,872
2.30%, 4/10/19 (a)		407	416,495
Prudential Financial, Inc.:
4.50%, 11/15/20		392	432,607
4.60%, 5/15/44		153	164,263
Travelers Cos., Inc., 4.60%, 8/01/43		120	143,433
XLIT Ltd., 2.30%, 12/15/18		85	85,875

			4,325,907
Internet & Catalog Retail — 0.0%
Amazon.com, Inc., 2.60%, 12/05/19		129	134,555
IT Services — 0.9%
Fidelity National Information Services, Inc., 3.63%, 10/15/20		12	12,685
Hewlett Packard Enterprise Co.:
2.85%, 10/05/18 (a)		470	481,308
3.60%, 10/15/20 (a)		228	237,982
International Business Machines Corp., 3.45%, 2/19/26		940	1,022,344
MasterCard, Inc., 3.38%, 4/01/24		120	130,033
Total System Services, Inc., 4.80%, 4/01/26		235	254,830
Visa, Inc.:
2.80%, 12/14/22		198	208,888
3.15%, 12/14/25		291	311,111
4.15%, 12/14/35		53	59,941

			2,719,122
Life Sciences Tools & Services — 0.0%
Thermo Fisher Scientific, Inc.:
3.30%, 2/15/22		76	78,849
3.65%, 12/15/25		31	32,547

			111,396
Machinery — 0.1%
Ingersoll-Rand Luxembourg Finance SA:
2.63%, 5/01/20		52	52,839
4.65%, 11/01/44		16	17,155
John Deere Capital Corp., 3.35%, 6/12/24		142	152,922

			222,916
Media — 1.7%
21st Century Fox America, Inc.:
3.70%, 9/15/24		48	51,826
3.70%, 10/15/25		25	27,080
4.75%, 9/15/44		37	40,992
4.95%, 10/15/45		12	13,664
CBS Corp., 2.30%, 8/15/19		96	97,477
Charter Communications Operating LLC/Charter Communications Operating Capital:
3.58%, 7/23/20 (a)		118	123,362
4.46%, 7/23/22 (a)		336	361,111
4.91%, 7/23/25 (a)		666	728,139
6.38%, 10/23/35 (a)		99	117,234

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	11

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Corporate Bonds		Par (000)	Value
Media (continued)
Comcast Corp.:
2.75%, 3/01/23	USD	443	$463,935
3.38%, 8/15/25		279	301,469
3.15%, 3/01/26		744	791,905
4.25%, 1/15/33		35	38,618
4.40%, 8/15/35		196	221,087
4.60%, 8/15/45		45	51,811
Discovery Communications LLC:
3.45%, 3/15/25		59	57,725
4.90%, 3/11/26		567	601,289
4.88%, 4/01/43		29	26,162
Interpublic Group of Cos., Inc.:
4.00%, 3/15/22		62	65,992
3.75%, 2/15/23		55	57,259
NBCUniversal Media LLC, 4.45%, 1/15/43		76	85,084
Scripps Networks Interactive, Inc., 2.75%, 11/15/19		65	66,356
Time Warner Cable, Inc.:
5.00%, 2/01/20		58	63,043
4.13%, 2/15/21		160	169,382
4.00%, 9/01/21		22	23,385
5.50%, 9/01/41		63	66,174
4.50%, 9/15/42		9	8,383
Time Warner, Inc.:
2.10%, 6/01/19		260	263,496
3.60%, 7/15/25		50	52,907
4.65%, 6/01/44		121	127,186
Viacom, Inc.:
2.75%, 12/15/19		19	19,276
4.50%, 3/01/21		69	75,066

			5,257,875
Metals & Mining — 0.2%
Barrick Gold Corp., 4.10%, 5/01/23		140	147,681
Newmont Mining Corp., 4.88%, 3/15/42		50	49,440
Novelis, Inc., 8.75%, 12/15/20		310	323,175
Nucor Corp., 5.20%, 8/01/43		40	43,253
Rio Tinto Finance USA PLC, 4.13%, 8/21/42		110	108,591

			672,140
Multiline Retail — 0.1%
Macy’s Retail Holdings, Inc., 4.50%, 12/15/34		59	52,267
Target Corp.:
3.50%, 7/01/24		28	31,026
4.00%, 7/01/42		76	82,148

			165,441
Multi-Utilities — 0.5%
Berkshire Hathaway Energy Co.:
2.40%, 2/01/20		50	51,358
3.50%, 2/01/25		50	53,926
CenterPoint Energy Houston Electric LLC, 4.50%, 4/01/44		44	51,910
CMS Energy Corp., 3.88%, 3/01/24		198	215,335
Consumers Energy Co., 3.95%, 5/15/43		44	47,654
Dominion Resources, Inc.:
1.95%, 8/15/16		161	161,154
2.50%, 12/01/19		171	174,707
DTE Electric Co., 3.95%, 6/15/42		102	110,691
DTE Energy Co.:
2.40%, 12/01/19		40	40,842
3.50%, 6/01/24		104	110,384
NiSource Finance Corp., 3.85%, 2/15/23		86	92,813
Pacific Gas & Electric Co.:
4.75%, 2/15/44		51	60,250
4.30%, 3/15/45		44	49,336
PG&E Corp., 2.40%, 3/01/19		71	72,392

Corporate Bonds		Par (000)	Value
Multi-Utilities (continued)
Sempra Energy, 2.88%, 10/01/22	USD	44	$45,012
Virginia Electric & Power Co.:
3.45%, 2/15/24		50	54,152
4.45%, 2/15/44		44	50,573
4.20%, 5/15/45		143	159,268

			1,601,757
Oil, Gas & Consumable Fuels — 1.6%
Anadarko Petroleum Corp.:
7.95%, 6/15/39		40	48,773
4.50%, 7/15/44		99	90,925
Apache Corp., 4.25%, 1/15/44		100	96,804
California Resources Corp., 8.00%, 12/15/22 (a)		15	10,650
Chevron Corp.:
2.19%, 11/15/19		35	35,982
1.96%, 3/03/20		288	291,684
ConocoPhillips Co., 4.95%, 3/15/26		320	362,855
CONSOL Energy, Inc., 5.88%, 4/15/22		70	61,075
Continental Resources, Inc.:
3.80%, 6/01/24		55	47,987
4.90%, 6/01/44		63	51,975
Devon Energy Corp., 5.85%, 12/15/25		70	77,216
Enterprise Products Operating LLC:
3.90%, 2/15/24		57	60,326
3.70%, 2/15/26		300	312,197
4.45%, 2/15/43		245	242,931
EOG Resources, Inc., 2.45%, 4/01/20		343	347,824
Exxon Mobil Corp.:
1.82%, 3/15/19		529	539,041
4.11%, 3/01/46		118	133,083
Kinder Morgan Energy Partners LP:
3.50%, 3/01/21		674	676,197
5.63%, 9/01/41		15	14,358
4.70%, 11/01/42		89	80,183
Kinder Morgan, Inc., 3.05%, 12/01/19		33	33,345
Marathon Petroleum Corp., 4.75%, 9/15/44		40	34,109
MEG Energy Corp.:
6.50%, 3/15/21 (a)		16	12,400
7.00%, 3/31/24 (a)		140	107,800
Noble Energy, Inc., 5.05%, 11/15/44		70	70,492
Occidental Petroleum Corp., 3.40%, 4/15/26		120	126,563
Phillips 66, 4.88%, 11/15/44		43	46,937
Pioneer Natural Resources Co., 4.45%, 1/15/26		50	54,475
Plains All American Pipeline LP/PAA Finance Corp., 4.65%, 10/15/25		110	111,061
Sabine Pass Liquefaction LLC, 5.63%, 2/01/21		300	303,000
Sunoco Logistics Partners Operations LP, 5.35%, 5/15/45		50	49,547
TransCanada PipeLines Ltd.:
1.88%, 1/12/18		48	48,230
2.50%, 8/01/22		44	43,707
4.63%, 3/01/34		119	125,118
Valero Energy Corp., 3.65%, 3/15/25		177	177,247

			4,926,097
Paper & Forest Products — 0.0%
Georgia-Pacific LLC, 7.38%, 12/01/25		97	129,268
Pharmaceuticals — 1.1%
Actavis Funding SCS:
2.35%, 3/12/18		354	358,825
3.00%, 3/12/20		578	596,108

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Corporate Bonds		Par (000)	Value
Pharmaceuticals (continued)
AstraZeneca PLC:
3.38%, 11/16/25	USD	145	$152,010
4.38%, 11/16/45		42	45,807
Bristol-Myers Squibb Co., 4.50%, 3/01/44		62	76,568
Eli Lilly & Co., 3.70%, 3/01/45		42	44,733
GlaxoSmithKline Capital PLC, 2.85%, 5/08/22		69	72,606
Johnson & Johnson, 2.45%, 3/01/26		367	379,793
Mylan, Inc., 3.13%, 1/15/23 (a)		60	59,580
Novartis Capital Corp.:
4.40%, 4/24/20		125	139,257
3.00%, 11/20/25		60	63,732
4.00%, 11/20/45		40	45,596
Pfizer, Inc.:
2.75%, 6/03/26		707	729,063
4.30%, 6/15/43		58	65,186
4.40%, 5/15/44		43	49,014
Roche Holdings, Inc.:
2.88%, 9/29/21 (a)		200	212,730
3.00%, 11/10/25 (a)		200	212,758
Teva Pharmaceutical Finance Co. BV, 3.65%, 11/10/21		47	49,807
Zoetis, Inc., 3.25%, 2/01/23		42	42,799

			3,395,972
Real Estate Investment Trusts (REITs) — 0.3%
American Tower Corp.:
3.30%, 2/15/21		81	84,499
3.45%, 9/15/21		77	80,146
4.40%, 2/15/26		16	17,371
3.38%, 10/15/26		228	229,186
AvalonBay Communities, Inc., 3.50%, 11/15/25		13	13,683
Crown Castle International Corp.:
3.40%, 2/15/21		48	50,109
3.70%, 6/15/26		37	38,173
ERP Operating LP, 3.38%, 6/01/25		53	55,902
Omega Healthcare Investors, Inc., 4.50%, 4/01/27		38	37,849
Prologis LP, 3.75%, 11/01/25		22	23,448
Simon Property Group LP:
2.50%, 7/15/21		48	49,453
3.38%, 10/01/24		87	93,319
4.25%, 10/01/44		53	57,190

			830,328
Road & Rail — 0.5%
Burlington Northern Santa Fe LLC:
3.45%, 9/15/21		35	37,930
3.00%, 3/15/23		61	64,151
4.15%, 4/01/45		28	30,493
4.70%, 9/01/45		35	41,158
Canadian National Railway Co., 2.75%, 3/01/26		210	219,329
CSX Corp.:
3.35%, 11/01/25		39	41,447
4.10%, 3/15/44		42	44,868
Norfolk Southern Corp.:
2.90%, 6/15/26		314	323,083
4.45%, 6/15/45		55	60,609
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.38%, 2/01/22 (a)		133	135,632
Ryder System, Inc., 2.45%, 9/03/19		75	76,267
Union Pacific Corp.:
3.38%, 2/01/35		27	27,201
4.05%, 11/15/45		9	9,747
3.88%, 2/01/55		214	218,096
4.38%, 11/15/65		45	48,115

Corporate Bonds		Par (000)	Value
Road & Rail (continued)
Union Pacific Railroad Co. Pass-Through Trust, Series 2014-1, 3.23%, 5/14/26	USD	106	$111,369

			1,489,495
Semiconductors & Semiconductor Equipment — 0.1%
Analog Devices, Inc.:
3.90%, 12/15/25		20	22,294
5.30%, 12/15/45		20	24,096
Lam Research Corp.:
2.80%, 6/15/21		116	118,754
3.90%, 6/15/26		170	178,973
QUALCOMM, Inc., 4.80%, 5/20/45		64	67,134

			411,251
Software — 0.7%
Microsoft Corp.:
3.50%, 2/12/35		231	239,008
4.45%, 11/03/45		10	11,277
Oracle Corp.:
2.80%, 7/08/21		884	927,867
2.65%, 7/15/26		574	575,440
3.25%, 5/15/30		223	230,544
4.00%, 7/15/46		210	211,591
4.38%, 5/15/55		60	63,024

			2,258,751
Specialty Retail — 0.1%
Home Depot, Inc.:
3.35%, 9/15/25		21	22,886
5.40%, 9/15/40		28	36,420
4.40%, 3/15/45		40	46,351
Lowe’s Cos., Inc.:
3.38%, 9/15/25		22	24,058
4.25%, 9/15/44		63	70,086
4.38%, 9/15/45		17	19,480
QVC, Inc.:
3.13%, 4/01/19		42	43,117
5.13%, 7/02/22		80	86,245

			348,643
Technology Hardware, Storage & Peripherals — 0.6%
Apple Inc.:
2.10%, 5/06/19		481	495,003
3.25%, 2/23/26		467	495,756
3.45%, 2/09/45		39	36,646
4.65%, 2/23/46		749	846,053
HP, Inc., 3.75%, 12/01/20		16	16,901

			1,890,359
Textiles, Apparel & Luxury Goods — 0.0%
NIKE, Inc., 3.88%, 11/01/45		61	67,622
Tobacco — 0.5%
Altria Group, Inc.:
2.63%, 1/14/20		64	66,531
2.85%, 8/09/22		46	48,182
4.25%, 8/09/42		34	37,122
5.38%, 1/31/44		190	243,599
Philip Morris International, Inc.:
1.13%, 8/21/17		224	224,452
2.75%, 2/25/26		746	769,321
4.13%, 3/04/43		48	51,485
4.88%, 11/15/43		105	124,998
Reynolds American, Inc.:
2.30%, 6/12/18		60	60,963
3.25%, 6/12/20		25	26,427

			1,653,080

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	13

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Corporate Bonds	Par (000)	Value
Trading Companies & Distributors — 0.0%
GATX Corp., 2.60%, 3/30/20	USD 59	$58,639
Wireless Telecommunication Services — 0.2%
America Movil SAB de CV, 2.38%, 9/08/16	385	386,130
Orange SA, 5.50%, 2/06/44	55	69,048
Rogers Communications, Inc.:
3.63%, 12/15/25	25	26,709
5.00%, 3/15/44	22	24,990
Vodafone Group PLC, 2.50%, 9/26/22	61	60,164

		567,041
Total Corporate Bonds — 24.9%		76,283,102

Foreign Agency Obligations
Argentina — 0.0%
YPF SA:
8.75%, 4/04/24 (a)	12	12,900
8.50%, 7/28/25 (a)	41	43,316

		56,216
Brazil — 0.2%
Petrobras Global Finance BV:
8.38%, 5/23/21	330	340,560
6.75%, 1/27/41	29	23,273
6.85%, 6/05/15	106	80,560

		444,393
Norway — 0.1%
Statoil ASA, 2.90%, 11/08/20	280	291,619
Venezuela — 0.0%
Petroleos de Venezuela SA:
6.00%, 5/16/24	238	84,169
6.00%, 11/15/26	54	18,830

		102,999
Total Foreign Agency Obligations — 0.3%		895,227

Foreign Government Obligations
Argentina — 0.2%
Republic of Argentina:
6.25%, 4/22/19 (a)	391	407,617
6.88%, 4/22/21 (a)	150	159,975

		567,592
Brazil — 0.0%
Federative Republic of Brazil, 7.13%, 1/20/37	36	40,500
Colombia — 0.1%
Republic of Colombia, 4.00%, 2/26/24	205	214,123
Germany — 0.3%
Deutsche Bundesrepublik Inflation Linked Bonds, 0.10%, 4/15/26	EUR 670	830,440
Indonesia — 0.2%
Republic of Indonesia:
2.63%, 6/14/23 (a)	110	123,159
8.38%, 3/15/24	1,211,000	96,651
8.75%, 5/15/31	1,523,000	126,691
6.63%, 5/15/33	709,000	46,703
8.38%, 3/15/34	IDR2,719,000	218,137
8.25%, 5/15/36	1,377,000	110,045

		721,386

Foreign Government Obligations		Par (000)	Value
Mexico — 0.4%
United Mexican States:
4.75%, 6/14/18	MXN	2,300	$125,566
4.00%, 10/02/23	USD	950	1,022,723

			1,148,289
Peru — 0.0%
Republic of Peru, 7.35%, 7/21/25		100	136,000
Poland — 0.1%
Republic of Poland, 1.50%, 4/25/20		1,683	419,865
Russia — 0.0%
Russian Federation, 7.00%, 8/16/23		940	13,730
Turkey — 0.2%
Republic of Turkey, 5.75%, 3/22/24		530	591,008
Venezuela — 0.0%
Bolivarian Republic of Venezuela:
8.25%, 10/13/24		58	24,215
7.00%, 3/31/38		66	26,235

			50,450
Total Foreign Government Obligations — 1.5%			4,733,383

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 2.0%
Adjustable Rate Mortgage Trust, Series 2005-12, Class 4A1, 3.67%, 3/25/36 (b)		55	39,290
Ajax Mortgage Loan Trust:
Series 2015-C, Class A, 3.88%, 3/25/57 (a)(c)		257	254,023
Series 2016-A, Class A, 4.25%, 8/25/64 (a)(c)		137	135,701
American Home Mortgage Assets Trust:
Series 2006-3, Class 2A11, 1.35%, 10/25/46 (b)		95	65,622
Series 2006-4, Class 1A12, 0.65%, 10/25/46 (b)		115	75,759
Series 2006-5, Class A1, 1.33%, 11/25/46 (b)		157	73,244
Series 2007-1, Class A1, 1.11%, 2/25/47 (b)		88	47,890
Angel Oak Mortgage Trust LLC, Series 2015-1, Class A, 4.50%, 11/25/45 (a)(c)		72	72,682
Bear Stearns ALT-A Trust II, Series 2007-1, Class 1A1, 2.87%, 9/25/47 (b)		136	86,220
Bear Stearns Mortgage Funding Trust:
Series 2007-AR1, Class 1A1, 0.61%, 1/25/37 (b)		48	36,291
Series 2007-AR2, Class A1, 0.62%, 3/25/37 (b)		236	189,548
Series 2007-AR3, Class 1A1, 0.59%, 3/25/37 (b)		25	20,514
Series 2007-AR4, Class 1A1, 0.65%, 9/25/47 (b)		105	83,215
Series 2007-AR4, Class 2A1, 0.66%, 6/25/37 (b)		34	27,901
COLT LLC, Series 2015-1, Class A1V, 3.45%, 12/26/45 (a)(b)		81	80,038
COLT Mortgage Loan Trust, Series 2016-1, Class A1, 3.00%, 5/25/46 (a)		100	100,723

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Collateralized Mortgage Obligations (continued)
Countrywide Alternative Loan Trust:
Series 2005-72, Class A3, 0.75%, 1/25/36 (b)	USD	125	$104,304
Series 2005-76, Class 2A1, 1.44%, 2/25/36 (b)		41	35,290
Series 2005-80CB, Class 4A1, 6.00%, 2/25/36		50	38,678
Series 2006-15CB, Class A1, 6.50%, 6/25/36		16	10,251
Series 2006-OA14, Class 1A1, 2.14%, 11/25/46 (b)		148	123,833
Series 2006-OA16, Class A1D, 0.72%, 10/25/46 (b)		25	19,501
Series 2006-OA6, Class 1A2, 0.66%, 7/25/46 (b)		61	50,912
Series 2006-OA8, Class 1A1, 0.64%, 7/25/46 (b)		23	18,616
Series 2007-22, Class 2A16, 6.50%, 9/25/37		834	600,487
Series 2007-OA2, Class 1A1, 1.25%, 3/25/47 (b)		488	374,020
Series 2007-OA3, Class 1A1, 0.59%, 4/25/47 (b)		36	30,132
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-OA4, Class A1, 1.37%, 4/25/46 (b)		217	118,363
Credit Suisse Mortgage Capital Certificates:
Series 2013-5R, Class 1A6, 0.69%, 2/27/36 (a)(b)		45	34,200
Series 2014-11R, Class 16A1, 3.17%, 9/27/47 (a)(b)		92	87,399
Series 2015-10R, Class 4A1, 4.75%, 7/27/37 (a)(b)		68	67,768
Series 2015-5R, Class 3A1, 4.75%, 1/29/37 (a)		26	25,502
Series 2015-6R, Class 5A1, 0.62%, 1/27/37 (a)(b)		34	31,050
Series 2015-6R, Class 5A2, 0.62%, 10/27/36 (a)(b)		60	26,450
Series 2015-8R, Class 5A1, 4.75%, 8/27/37 (a)(b)		37	37,054
Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-RMP1, Class A2, 0.60%, 12/25/36 (b)		176	142,046
GreenPoint Mortgage Funding Trust, Series 2006-AR2, Class 4A1, 2.41%, 3/25/36 (b)		38	30,504
Impac Secured Assets CMN Owner Trust, Series 2004-3, Class 1A4, 1.25%, 11/25/34 (b)		96	93,720
Lehman XS Trust, Series 2007-20N, Class A1, 1.59%, 12/25/37 (b)		51	38,077
LSTAR Securities Investment Trust:
Series 2014-1, Class Note, 3.54%, 9/01/21 (a)(b)		245	242,299
Series 2015-10, Class A1, 2.44%, 11/01/20 (a)(b)		64	62,154
Series 2015-10, Class A2, 3.94%, 11/01/20 (a)(b)		110	105,050
Series 2015-2, Class A, 2.44%, 1/01/20 (a)(b)		86	84,402
Series 2015-3, Class A, 2.44%, 3/01/20 (a)(b)		251	246,423
Series 2015-8, Class A1, 2.44%, 8/01/20 (a)(b)		82	80,253
Series 2016-2, Class A, 2.43%, 3/01/21 (a)(b)		396	387,524
MASTR Resecuritization Trust, Series 2008-3, Class A1, 0.87%, 8/25/37 (a)(b)		52	36,488

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Morgan Stanley Resecuritization Trust, Series 2014-R8, Class 3B1, 1.13%, 6/26/47 (a)(b)	USD	93	$81,956
Mortgage Loan Resecuritization Trust, Series 2009-RS1, Class A85, 0.77%, 4/16/36 (a)(b)		562	452,841
New Residential Mortgage Loan Trust, Series 2015-2A, Class A2, 3.75%, 8/25/55 (a)(b)		87	88,753
Nomura Resecuritization Trust, Series 2014-3R, Class 3A9, 0.96%, 11/26/35 (a)(b)		100	88,464
RALI Trust:
Series 2006-QO2, Class A1, 0.67%, 2/25/46 (b)		281	121,929
Series 2007-QH1, Class A1, 0.61%, 2/25/37 (b)		119	96,195
Series 2007-QH6, Class A1, 0.64%, 7/25/37 (b)		65	50,808
Series 2007-QH9, Class A1, 1.67%, 11/25/37 (b)		65	43,310
RBSSP Resecuritization Trust, Series 2012-2, Class 1A6, 0.57%, 5/26/47 (a)(b)		7	6,417
Structured Asset Mortgage Investments II Trust, Series 2006-AR4, Class 3A1, 0.64%, 6/25/36 (b)		68	53,212
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-4, Class 3A1, 6.50%, 5/25/36 (c)		74	52,835
Wedgewood Real Estate Trust, Series 2016-1, Class A1, 3.45%, 7/15/46 (a)(b)		100	99,993

			6,008,124
Commercial Mortgage-Backed Securities — 4.0%
Banc of America Commercial Mortgage Trust:
Series 2007-1, Class A4, 5.45%, 1/15/49		143	145,389
Series 2007-1, Class AMFX, 5.48%, 1/15/49 (b)		45	44,498
Series 2007-2, Class AM, 5.80%, 4/10/49 (b)		35	36,050
Series 2007-3, Class A1A, 5.72%, 6/10/49 (b)		250	256,401
Series 2007-3, Class A4, 5.72%, 6/10/49 (b)		453	460,890
Series 2007-3, Class AJ, 5.72%, 6/10/49 (b)		40	40,202
Series 2007-5, Class AM, 5.77%, 2/10/51 (b)		85	87,799
Banc of America Merrill Lynch Commercial Mortgage Securities Trust:
Series 2013-DSNY, Class E, 3.04%, 9/15/26 (a)(b)		100	99,568
Series 2015-200P, Class F, 3.60%, 4/14/33 (a)(b)		200	184,613
Barclays Commercial Mortgage Trust, Series 2015-SRCH, Class A1, 3.31%, 8/10/35 (a)		100	105,971
Bayview Commercial Asset Trust:
Series 2005-2A, Class A1, 0.76%, 8/25/35 (a)(b)		93	79,737
Series 2006-3A, Class A2, 0.75%, 10/25/36 (a)(b)		32	25,945
Series 2007-2A, Class A1, 0.72%, 7/25/37 (a)(b)		58	48,277
Series 2007-4A, Class A1, 0.90%, 9/25/37 (a)(b)		196	159,185

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	15

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Bear Stearns Commercial Mortgage Securities Trust:
Series 2007-PW15, Class A1A, 5.32%, 2/11/44	USD	167	$169,937
Series 2007-PW16, Class AM, 5.91%, 6/11/40 (b)		41	42,376
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL, 1.96%, 7/05/33 (a)(b)		100	98,529
BWAY Mortgage Trust:
Series 2013-1515, Class A2, 3.45%, 3/10/25 (a)		150	160,025
Series 2013-1515, Class C, 3.45%, 3/10/33 (a)		105	106,263
Series 2013-1515, Class F, 3.93%, 3/10/33 (a)(b)		100	92,776
BXHTL Mortgage Trust, Series 2015-JWRZ, Class A, 1.67%, 5/15/29 (a)(b)		100	99,662
CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class D, 5.49%, 4/10/29 (a)(b)		20	20,145
CD Mortgage Trust, Series 2006-CD3, Class AM, 5.65%, 10/15/48		40	40,297
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class A, 1.84%, 12/15/27 (a)(b)		529	528,990
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class A4, 3.28%, 5/10/58		20	21,033
CGGS Commercial Mortgage Trust:
Series 2016-RNDB, Class CFL, 3.94%, 2/15/33 (a)(b)		120	120,304
Series 2016-RNDB, Class DFL, 5.19%, 2/15/33 (a)(b)		100	101,574
Citigroup Commercial Mortgage Trust:
Series 2016-C1, Class C, 5.12%, 5/10/49 (b)		40	39,672
Series 2016-GC37, Class C, 4.92%, 2/10/26		20	20,024
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5, Class AMA, 6.33%, 11/15/44 (b)		127	133,947
COBALT CMBS Commercial Mortgage Trust, Series 2007-C3, Class AM, 5.96%, 5/15/46 (b)		86	88,677
Commercial Mortgage Pass-Through Certificates:
Series 2007-C9, Class AJFL, 1.14%, 12/10/49 (a)(b)		90	85,233
Series 2010-RR1, Class GEB, 5.54%, 12/11/49 (a)(b)		110	111,530
Series 2012-LTRT, Class A2, 3.40%, 10/05/30 (a)		180	188,932
Series 2014-CR21, Class A3, 3.53%, 12/10/47		160	172,829
Series 2014-FL5, Class D, 4.44%, 10/15/31 (a)(b)		100	89,493
Series 2014-LC15, Class A4, 4.01%, 4/10/47		100	111,160
Series 2015-LC19, Class C, 4.26%, 2/10/48 (b)		40	39,369
Series 2015-LC19, Class D, 2.87%, 2/10/48 (a)		60	43,681
Series 2015-LC21, Class C, 4.46%, 6/10/25 (b)		150	136,574
Series 2016-DC2, Class B, 3.93%, 2/10/49 (b)		20	21,818
Series 2016-DC2, Class C, 4.80%, 2/10/49 (b)		40	38,598
Series 2007-GG11, Class AM, 5.87%, 12/10/49 (b)		130	134,479
Core Industrial Trust, Series 2015-TEXW, Class A, 3.08%, 2/10/34 (a)		100	104,958

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Countrywide Commercial Mortgage Trust, Series 2007-MF1, Class A, 6.27%, 11/12/43 (a)(b)	USD	35	$35,892
Credit Suisse Commercial Mortgage Trust, Series 2008-C1, Class A3, 6.27%, 2/15/41 (b)		80	83,238
Credit Suisse Mortgage Capital Certificates:
Series 2010-RR2, Class 2A, 6.14%, 9/15/39 (a)(b)		271	276,140
Series 2015-DEAL, Class D, 3.54%, 4/15/29 (a)(b)		100	96,367
Series 2015-GLPB, Class A, 3.64%, 11/15/34 (a)		100	108,058
CSAIL Commercial Mortgage Trust:
Series 2015-C1, Class D, 3.80%, 4/17/50 (a)(b)		450	358,498
Series 2015-C3, Class D, 3.36%, 8/15/48 (b)		250	177,312
Series 2016-C6, Class C, 4.91%, 1/15/49 (b)		40	40,948
Deutsche Bank Re-REMIC Trust:
Series 2011-C32, Class A3A, 5.89%, 6/17/49 (a)(b)		165	167,761
Series 2013-EZ3, Class A, 1.64%, 12/18/49 (a)(b)		31	31,477
Eleven Madison Mortgage Trust, Series 2015-11MD, Class A, 3.67%, 9/10/35 (a)(b)		100	108,669
Extended Stay America Trust, Series 2013-ESH7, Class A27, 2.96%, 12/05/31 (a)		142	142,819
FREMF Mortgage Trust:
Series 2015-K47, Class B, 3.72%, 6/25/48 (a)(b)		47	44,920
Series 2015-K50, Class B, 3.78%, 10/25/48 (a)(b)		110	104,757
Series 2016-K54, Class B, 3.85%, 2/25/26 (a)(b)		90	86,279
GAHR Commercial Mortgage Trust:
Series 2015-NRF, Class AFL1, 1.74%, 12/15/16 (a)(b)		99	99,147
Series 2015-NRF, Class EFX, 3.38%, 12/15/34 (a)(b)		100	95,941
Series 2015-NRF, Class FFX, 3.38%, 12/15/34 (a)(b)		60	56,386
GS Mortgage Securities Corp. II, Series 2013-KING, Class E, 3.55%, 12/10/27 (a)(b)		360	344,558
GS Mortgage Securities Trust, Series 2007-GG10, Class A4, 5.99%, 8/10/45 (b)		96	98,307
Hilton USA Trust, Series 2013-HLT, Class EFX, 4.60%, 11/05/30 (a)(b)		290	291,822
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C22, Class A4, 3.80%, 9/15/47		200	219,410
Series 2014-C22, Class D, 4.56%, 9/15/47 (a)(b)		200	156,254
JPMDB Commercial Mortgage Securities Trust, Series 2016-C2, Class A4, 3.14%, 6/15/49		70	73,602
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2006-CB16, Class AM, 5.59%, 5/12/45		102	101,986
Series 2007-LD11, Class A4, 5.93%, 5/15/17 (b)		200	203,597
Series 2007-LDPX, Class AM, 5.46%, 1/15/49 (b)		235	231,193
Series 2008-C2, Class ASB, 6.13%, 2/12/51 (b)		48	49,370
Series 2014-FL6, Class A, 1.84%, 11/15/31 (a)(b)		97	96,844

See Notes to Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Series 2015-CSMO, Class D, 3.74%, 1/15/32 (a)(b)	USD	100	$99,184
Series 2015-JP1, Class C, 4.90%, 1/15/49 (b)		20	20,344
Series 2015-JP1, Class D, 4.40%, 1/15/49 (b)		50	44,322
Series 2015-SGP, Class A, 2.13%, 7/15/36 (a)(b)		261	260,837
Series 2015-UES, Class E, 3.62%, 9/05/32 (a)(b)		100	96,273
Series 2016-ATRM, Class D, 5.35%, 10/05/28 (a)		100	100,535
LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class AJ, 5.48%, 2/15/40		30	30,165
Lone Star Portfolio Trust, Series 2015-LSP, Class A1A2, 2.24%, 9/15/28 (a)(b)		71	72,433
Merrill Lynch Mortgage Trust, Series 2007-C1, Class A1A, 6.02%, 6/12/50 (b)		105	107,520
ML-CFC Commercial Mortgage Trust, Series 2007-7, Class A4, 5.74%, 6/12/50 (b)		90	92,300
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2015-C25, Class C, 4.68%, 10/15/48 (b)		200	198,107
Series 2015-C26, Class D, 3.06%, 10/15/48 (a)		110	76,049
Morgan Stanley Capital I Trust:
Series 2007-HQ11, Class AMFL, 0.62%, 2/12/44 (b)		25	24,517
Series 2007-HQ12, Class AM, 5.90%, 4/12/49 (b)		95	95,659
Series 2007-IQ13, Class AM, 5.41%, 3/15/44		120	122,302
Series 2007-IQ15, Class AM, 6.10%, 6/11/49 (b)		405	417,553
Morgan Stanley Re-REMIC Trust, Series 2012-XA, Class A, 2.00%, 7/27/49 (a)		52	51,935
RBSCF Trust, Series 2010-RR3, Class WBTA, 6.15%, 2/16/51 (a)(b)		690	691,837
SCG Trust, Series 2013-SRP1, Class AJ, 2.38%, 11/15/26 (a)(b)		120	119,661
STRIPs Ltd.:
Series 2012-1A, Class A, 1.50%, 12/25/44 (a)		43	42,529
Series 2012-1A, Class B, 0.50%, 12/25/44 (a)		100	90,141
Velocity Commercial Capital Loan Trust:
Series 2015-1, Class AFL, 2.88%, 6/25/45 (a)(b)		205	206,449
Series 2016-1, Class AFL, 2.89%, 4/25/46 (a)(b)		183	183,357
Wachovia Bank Commercial Mortgage Trust:
Series 2006-C28, Class AJ, 5.63%, 10/15/48 (b)		12	11,975
Series 2006-C29, Class AM, 5.34%, 11/15/48		30	30,290
Wells Fargo Commercial Mortgage Trust:
Series 2015-C27, Class C, 3.89%, 2/15/48		30	27,702
Series 2015-C31, Class D, 3.85%, 11/15/48		20	14,056
Wells Fargo Resecuritization Trust, Series 2012-IO, Class A, 1.75%, 8/20/21 (a)		7	7,427

			12,254,421

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities — 0.5%
Barclays Commercial Mortgage Trust, Series 2015-SRCH, Class XA, 1.12%, 8/10/35 (a)(b)	USD	1,030	$83,275
BB-UBS Trust, Series 2012-SHOW, Class XA, 0.73%, 11/05/36 (a)(b)		3,475	160,435
CFCRE Commercial Mortgage Trust:
Series 2016-C4, Class XA, 1.78%, 5/10/58 (b)		309	38,529
Series 2016-C4, Class XB, 0.89%, 5/10/58 (b)		170	10,599
Citigroup Commercial Mortgage Trust:
Series 2014-GC19, Class XA, 1.46%, 3/10/47 (b)		1,103	71,964
Series 2016-P3, Class XA, 1.88%, 4/15/49 (b)		1,000	119,045
Commercial Mortgage Pass-Through Certificates:
Series 2013-LC6, Class XA, 1.87%, 1/10/46 (b)		876	54,769
Series 2014-CR14, Class XA, 1.00%, 2/10/47 (b)		1,238	45,141
Series 2015-3BP, Class XA, 0.17%, 2/10/35 (a)(b)		1,916	15,041
Series 2015-CR23, Class XA, 1.15%, 5/10/48 (b)		615	36,335
Series 2016-DC2, Class XA, 1.14%, 2/10/26 (b)		629	46,235
Credit Suisse Mortgage Capital Certificates, Series 2015-GLPA, Class XA, 0.40%, 11/15/37 (a)(b)		1,000	22,700
GS Mortgage Securities Corp. II, Series 2013-GC10, Class XA, 1.75%, 2/10/46 (b)		1,568	123,194
Hilton USA Trust, Series 2013-HLT, Class X1FX, 0.00%, 11/05/30 (a)(b)		2,340	23
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C21, Class XA, 1.26%, 8/15/47 (b)		987	64,436
Series 2014-C22, Class XA, 1.12%, 9/15/47 (b)		1,043	58,809
Series 2014-C23, Class XA, 1.02%, 9/15/47 (b)		1,720	68,207
Series 2015-C28, Class XA, 1.34%, 10/15/48 (b)		994	65,999
Series 2015-C33, Class XA, 1.20%, 12/15/48 (b)		428	30,397
Series 2016-C1, Class XA, 1.56%, 3/15/49 (b)		999	91,576
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C19, Class XA, 1.30%, 12/15/47 (b)		611	37,201
Series 2014-C19, Class XF, 1.34%, 12/15/47 (a)(b)		130	8,722
Series 2015-C25, Class XA, 1.15%, 10/15/48 (b)		523	40,345
Series 2015-C26, Class XD, 1.50%, 10/15/48 (a)(b)		120	12,985
Series 2016-C29, Class XB, 1.12%, 5/15/49 (b)		1,020	82,009
Morgan Stanley Capital I Trust, Series 2016-UBS9, Class XD, 1.70%, 3/15/49 (a)(b)		1,000	118,730
Wells Fargo Commercial Mortgage Trust, Series 2016-C33, 1.98%, 3/17/59 (b)		399	47,601

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	17

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (continued)
WF-RBS Commercial Mortgage Trust:
Series 2012-C9, Class XA, 2.29%, 11/15/45 (a)(b)	USD 341	$29,036
Series 2014-C24, Class XA, 1.12%, 11/15/47 (b)	818	45,656
Series 2014-LC14, Class XA, 1.40%, 3/15/47 (b)	970	64,816

		1,693,810
Total Non-Agency Mortgage-Backed Securities — 6.5%		19,956,355

Other Interests (f)	Beneficial Interest (000)
Capital Markets — 0.0%
Lehman Brothers Holdings Capital Trust VII (d)(e)	185	—
Lehman Brothers Holdings, Inc. (d)(e)	1,025	—
Total Other Interests — 0.0%		—

Preferred Securities	Par (000)
Capital Trusts
Capital Markets — 0.0%
State Street Capital Trust IV, 1.65%, 6/01/77 (b)	40	33,413
Media — 0.1%
NBCUniversal Enterprise, Inc., 5.25% (a)(g)	200	206,250
Total Capital Trusts — 0.1%		239,663

Preferred Stocks	Shares
Thrifts & Mortgage Finance — 0.0%
Fannie Mae, Series S, 8.25%	10,000	44,700
Freddie Mac, Series Z, 8.38%	10,000	44,500

		89,200
Total Preferred Stocks — 0.0%		89,200

Trust Preferreds
Banks — 0.1%
Citigroup Capital XIII, 7.01%, 10/30/40 (b)	13,971	364,224
Consumer Finance — 0.1%
GMAC Capital Trust I, 6.41%, 2/15/40 (b)	13,000	322,660
Total Trust Preferreds — 0.2%		686,884
Total Preferred Securities — 0.3%		1,015,747

Taxable Municipal Bonds	Par (000)
Arizona Health Facilities Authority RB, 1.23%, 1/01/37 (b)	65	60,479
Bay Area Toll Authority RB:
6.92%, 4/01/40	65	95,091
7.04%, 4/01/50	45	70,712
California State Public Works Board RB, 8.36%, 10/01/34	35	54,110

Taxable Municipal Bonds		Par (000)	Value
City of Atlanta, GA Water & Wastewater Revenue RB, 5.00%, 11/01/33	USD	55	$68,453
City of San Jose, CA Airport Revenue RB, AMBAC, 5.00%, 3/01/37		30	30,798
City of Seattle, WA Municipal Light & Power Revenue RB, 5.00%, 4/01/23-4/01/25		115	145,697
City Public Service Board of San Antonio, TX RB, 5.81%, 2/01/41		90	125,668
Clark County School District GO, 5.00%, 6/15/23-6/15/28		350	439,327
Colorado Health Facilities Authority RB, 5.25%, 2/01/31		45	51,251
Commonwealth of Massachusetts GO, 5.00%, 7/01/22-7/01/28		385	486,653
Contra Costa Community College District GO, 6.50%, 8/01/34		10	13,765
County of Miami-Dade, FL Aviation Revenue RB, 5.00%, 10/01/38		10	11,863
County of Miami-Dade, FL GO, 5.00%, 7/01/29-7/01/38		350	442,900
County of Sacramento, CA Airport System Revenue RB, AGM, 5.25%, 7/01/39		25	26,871
Energy Northwest RB:
2.81%, 7/01/24		95	100,010
5.00%, 7/01/27-7/01/28		70	91,359
Grant County Public Utility District No. 2 RB, 4.58%, 1/01/40		15	16,375
Health & Educational Facilities Authority of the State of Missouri RB, 5.00%, 11/15/29-11/15/34		75	94,054
Horry County School District, SC GO, 5.00%, 3/01/19-3/01/25		225	274,735
Las Vegas Valley Water District GO, 5.00%, 6/01/41		20	24,805
Los Angeles Community College District GO, 6.60%, 8/01/42		55	84,022
Los Angeles Department of Water & Power RB, 6.60%, 7/01/50		30	46,616
Los Angeles Unified School District GO, 6.76%, 7/01/34		150	216,210
Massachusetts Clean Water Trust RB, 5.00%, 2/01/25-2/01/28		155	204,008
Massachusetts Development Finance Agency RB, 5.00%, 7/01/44		95	111,613
Metropolitan Transportation Authority RB:
6.67%, 11/15/39		55	79,249
6.69%, 11/15/40		30	43,247
Metropolitan Washington Airports Authority Dulles Toll Road Revenue RB, 7.46%, 10/01/46		30	46,391
Miami-Dade County Educational Facilities Authority RB, 5.07%, 4/01/50		30	35,767
Municipal Electric Authority of Georgia RB, 6.64%, 4/01/57		40	52,673
New Jersey Educational Facilities Authority RB, 5.00%, 7/01/23		55	69,441
New Jersey State Turnpike Authority RB, 7.41%, 1/01/40		60	93,920
New Jersey Turnpike Authority RB, 5.00%, 1/01/45		20	23,961
New York City Water & Sewer System RB:
5.75%, 6/15/41		35	48,397
6.01%, 6/15/42		25	35,951
5.38%, 6/15/43		200	235,720
5.50%, 6/15/43		240	284,390
5.88%, 6/15/44		40	57,496
New York State Dormitory Authority RB:
5.00%, 3/15/32		40	50,894
5.39%, 3/15/40		30	39,769

See Notes to Financial Statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Taxable Municipal Bonds		Par (000)	Value
New York State Housing Finance Agency RB, 3.25%, 11/01/41	USD	25	$25,403
New York State Thruway Authority RB, 5.00%, 5/01/19-1/01/31		35	42,054
New York State Urban Development Corp. RB, 5.00%, 3/15/24-3/15/28		400	518,602
New York Transportation Development Corp. RB:
5.00%, 7/01/41-7/01/46		125	144,149
5.25%, 1/01/50		100	117,066
Orange County Local Transportation Authority RB, 6.91%, 2/15/41		75	109,263
Port Authority of New York & New Jersey RB, 4.96%, 8/01/46		80	99,415
Regents of the University of California Medical Center Pooled Revenue RB, 6.58%, 5/15/49		75	108,312
State of California GO:
5.00%, 9/01/27-9/01/32		140	182,592
7.50%, 4/01/34		60	91,010
4.99%, 4/01/39		40	43,312
7.55%, 4/01/39		265	419,309
7.30%, 10/01/39		25	37,832
7.35%, 11/01/39		50	76,034
7.60%, 11/01/40		40	64,704
State of Georgia GO, 5.00%, 7/01/23-2/01/29 (h)		420	542,105
State of Hawaii GO, 5.00%, 4/01/19-4/01/23		225	265,953
State of Illinois GO, 5.10%, 6/01/33		220	211,189
State of Maryland GO, 5.00%, 6/01/21-6/01/24		200	248,526
State of Nevada Highway Improvement Revenue RB, 5.00%, 12/01/27-12/01/28		65	84,596
State of North Carolina GO, 5.00%, 6/01/24-6/01/26		325	427,746
State of Ohio GO, 5.00%, 12/15/23-12/15/24		185	236,206
State of Washington GO, 5.00%, 8/01/25-8/01/32 (h)		485	625,441
State of Wisconsin GO, 5.00%, 5/01/34		100	125,381
Texas Private Activity Bond Surface
Transportation Corp. RB, 5.00%, 12/31/55		50	58,213
University of California RB, 4.86%, 5/15/12		20	22,297
Virginia Public School Authority RB, 5.00%, 8/01/25		30	39,463
West Virginia Hospital Finance Authority RB, 5.00%, 6/01/19-6/01/24		165	195,096
Total Taxable Municipal Bonds — 3.2%			9,745,980

U.S. Government Sponsored Agency Securities
Collateralized Mortgage Obligations — 0.1%
Fannie Mae:
Series 2013-C01, Class M2, 5.70%, 10/25/23 (b)		220	232,918
Series 2016-C02, Class 1M2, 6.44%, 9/25/28 (b)		20	21,136

			254,054
Commercial Mortgage-Backed Securities — 0.0%
Freddie Mac:
Series K050, Class A2, 3.33%, 8/25/25 (b)		80	88,191
Series K052, Class A2, 3.15%, 11/25/25		56	60,347
Series K055, Class A2, 2.67%, 3/25/26		75	78,538

			227,076

U.S. Government Sponsored Agency Securities		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities — 0.1%
Fannie Mae:
Series 2013-M5, Class X2, 2.32%, 1/25/22 (b)	USD	529	$46,346
Series 2014-M13, Class X2, 0.24%, 2/25/24 (b)		3,743	40,631
Freddie Mac:
Series K049, Class X1, 0.74%, 7/25/25 (b)		241	10,770
Series K055, Class X1, 1.37%, 3/25/26 (b)		747	78,281
Series K721, Class X1, 0.46%, 8/25/22 (b)		359	6,563
Ginnie Mae:
Series 2012-120, Class IO, 0.90%, 2/16/53 (b)		996	60,852
Series 2016-87, Class IO, 1.01%, 8/16/58 (b)		280	23,363

			266,806
Mortgage-Backed Securities — 37.9%
Fannie Mae Mortgage-Backed Securities:
2.35%, 8/01/38 (b)		131	137,871
2.50%, 4/01/30-7/01/31 (i)		1,451	1,502,579
2.80%, 3/01/41 (b)		65	68,521
2.95%, 3/01/41 (b)		28	29,583
3.00%, 11/01/26-7/01/46 (i)		12,708	13,293,501
3.16%, 12/01/40 (b)		93	97,627
3.37%, 6/01/41 (b)		74	76,830
3.50%, 7/01/26-7/01/46 (i)		11,920	12,641,440
3.52%, 9/01/41 (b)		81	85,236
4.00%, 2/01/25-7/01/46 (i)		16,187	17,430,696
4.50%, 2/01/25-7/01/46 (i)		4,926	5,402,650
5.00%, 9/01/33-7/01/46 (i)		3,441	3,830,851
5.50%, 2/01/35-7/01/46 (i)		956	1,082,991
6.00%, 2/01/17-7/01/46 (i)		1,038	1,192,712
6.50%, 5/01/40		286	332,111
Freddie Mac Mortgage-Backed Securities:
2.50%, 3/01/30-7/01/31 (i)		1,501	1,554,393
2.88%, 4/01/38 (b)		147	155,989
3.00%, 5/01/27-7/01/46 (b)(i)		4,719	4,937,437
3.50%, 7/01/31-7/01/46 (i)		11,026	11,692,263
4.00%, 7/01/31-7/01/46 (i)		5,064	5,418,411
4.50%, 2/01/39-7/01/46 (i)		1,501	1,640,694
5.00%, 8/01/40-7/01/46 (i)		1,308	1,444,315
5.50%, 5/01/40-7/01/46 (i)		527	591,129
Ginnie Mae Mortgage-Backed Securities:
3.00%, 7/15/46 (i)		4,479	4,682,596
3.50%, 12/20/41-7/15/46 (i)		13,818	14,663,702
4.00%, 9/20/40-7/15/46 (i)		7,075	7,567,828
4.50%, 12/20/39-7/15/46 (i)		2,298	2,509,745
5.00%, 12/15/38-7/15/46 (i)		1,345	1,483,187
5.50%, 7/15/46 (i)		500	561,797

			116,108,685
Total U.S. Government Sponsored Agency Securities — 38.1%			116,856,621

U.S. Treasury Obligations
U.S. Treasury Bonds:
2.88%, 8/15/45		3,910	4,390,504
3.00%, 11/15/45		2,513	2,889,558
U.S. Treasury Inflation Indexed Notes, 0.63%, 1/15/26		2,875	3,027,856

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	19

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

U.S. Treasury Obligations	Par (000)	Value
U.S. Treasury Notes:
0.75%, 2/28/18-2/15/19	USD 19,362	$19,411,945
0.88%, 3/31/18-5/31/18	8,217	8,257,832
1.00%, 3/15/19	1,830	1,845,513
1.25%, 3/31/21	7,380	7,465,911
1.38%, 4/30/21	6,511	6,623,419
1.50%, 3/31/23	1,600	1,623,062
1.63%, 4/30/23-2/15/26	3,281	3,343,573
2.00%, 8/15/25	2,405	2,514,259
2.25%, 11/15/25	1,686	1,798,751
Total U.S. Treasury Obligations — 20.6%		63,192,183
Total Long-Term Investments (Cost — $314,280,966) — 104.4%		320,125,298

Short-Term Securities
Borrowed Bond Agreements — 1.0% (j)
BNP Paribas Securities Corp., 0.46%, Open (k) (Purchased on 6/14/16 to be repurchased at $378,966, collateralized by U.S. Treasury Bonds, 2.50% due at 5/15/46, par and fair value of USD 371,000 and $386,608, respectively)	379	378,884
BNP Paribas Securities Corp., 0.77%, Open (k) (Purchased on 5/03/16 to be repurchased at $177,870, collateralized by U.S. Treasury Notes, 2.13% due at 12/31/22, par and fair value of USD 170,000 and $179,237, respectively)	178	177,650
Deutsche Bank Securities, Inc., 0.00%, 7/01/16 (Purchased on 6/30/16 to be repurchased at $146,650, collateralized by U.S. Treasury Bonds, 2.50% due at 2/15/46, par and fair value of USD 140,000 and $145,781, respectively)	147	146,650
J.P. Morgan Securities LLC, 0.00%, 7/01/16 (Purchased on 6/30/16 to be repurchased at $2,390,325, collateralized by U.S. Treasury Notes, 1.63% due at 5/15/26, par and fair value of USD 2,355,000 and $2,383,795, respectively)	2,390	2,390,325

		3,093,509
	Shares
Money Market Fund — 10.9%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.40% (l)(m)	33,391,456	33,391,456
Total Short-Term Securities (Cost — $36,484,965) — 11.9%		36,484,965

Options Purchased			Value
(Cost — $52,737) — 0.0%			$27,656
Total Investments Before Borrowed Bonds, TBA Sale Commitments and Options Written (Cost — $350,818,668) — 116.3%			356,637,919

Borrowed Bonds		Par (000)
U.S. Treasury Obligations — (1.0)%
U.S. Treasury Bonds,
2.50%, 2/15/46	USD	140	(145,781)
2.50%, 5/15/46		371	(386,608)
U.S. Treasury Notes,
2.13%, 12/31/22		170	(179,237)
1.63%, 5/15/26		2,355	(2,383,795)
Total Borrowed Bonds (Proceeds — $3,031,134) — (1.0)%			(3,095,421)

TBA Sale Commitments (i)
Fannie Mae Mortgage-Backed Securities:
2.50%, 7/01/31		1,009	(1,043,745)
3.00%, 7/01/31-7/01/46		9,261	(9,617,292)
3.50%, 7/01/31-7/01/46		1,944	(2,055,889)
4.00%, 7/01/31-7/01/46		3,981	(4,265,704)
4.50%, 7/01/46		1,995	(2,177,657)
5.00%, 7/01/46		2,211	(2,456,338)
5.50%, 7/01/46		226	(254,038)
6.50%, 7/01/46		1	(1,153)
Freddie Mac Mortgage-Backed Securities:
2.50%, 7/01/31		75	(77,558)
3.00%, 7/01/46		1,025	(1,062,570)
3.50%, 7/01/46		4,877	(5,141,425)
4.00%, 7/01/46		1,400	(1,498,437)
5.00%, 7/01/46		460	(507,781)
Ginnie Mae Mortgage-Backed Securities:
3.50%, 7/15/46		5,845	(6,203,691)
4.00%, 7/15/46		3,061	(3,271,922)
4.50%, 7/15/46		201	(218,431)
5.00%, 7/15/46		326	(362,715)
Total TBA Sale Commitments (Proceeds — $40,031,406) — (13.1)%			(40,216,346)

Options Written
(Premiums Received — $33,513) — (0.0)%			(4,897)
Total Investments Net of Borrowed Bonds, TBA Sale Commitments and Options Written — 102.2%			313,321,255
Liabilities in Excess of Other Assets — (2.2)%			(6,847,988)

Net Assets — 100.0%			$306,473,267

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate as of period end.

(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(d)	Issuer filed for bankruptcy and/or is in default of interest payments.

(e)	Non-income producing security.

(f)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(g)	Perpetual security with no stated maturity date.

(h)	When-issued security.

See Notes to Financial Statements.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

(i)	Represents or includes a TBA transaction. Unsettled TBA transactions as of June 30, 2016 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$(1,613,260)	$ (7,824)
BNP Paribas Securities Corp.	$719,452	$ 4,165
Citigroup Global Markets, Inc.	$2,484,614	$14,185
Credit Suisse Securities (USA) LLC	$(610,380)	$ (9,394)
Daiwa Capital Markets America, Inc.	$1,579,410	$12,441
Deutsche Bank Securities, Inc.	$805,033	$ 1,501
Goldman Sachs & Co.	$3,459,142	$ (6,084)
J.P. Morgan Securities LLC	$3,487,960	$ 9,218
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$2,579,288	$ 552
Morgan Stanley & Co. LLC	$1,867,825	$ 4,273
Nomura Securities International, Inc.	$(538,230)	$ (8,223)
RBC Capital Markets, LLC	$794,674	$ 3,943
Wells Fargo Securities, LLC	$1,005,129	$ 3,593

(j)	Certain agreements have no stated maturity and can be terminated by either party at any time.

(k)	The amount to be repurchased assumes the maturity will be the day after the period end.

(l)	During the six months ended June 30, 2016, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2015	Net Activity	Shares Held at June 30, 2016	Value at June 30, 2016	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	18,757,657	14,633,799	33,391,456	$33,391,456	$41,357

(m)	Current yield as of period end.

•	For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Long (Short)	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(3)	Euro-Bobl	September 2016	USD	444,790	$ (3,485)
(18)	Euro-BTP Italian Government Bond	September 2016	USD	2,848,718	(24,272)
(23)	Euro-Bund	September 2016	USD	4,265,631	(25,931)
23	U.S. Treasury Bonds (30 Year)	September 2016	USD	3,963,906	161,386
109	U.S. Treasury Notes (10 Year)	September 2016	USD	14,495,297	52,025
23	U.S. Treasury Notes (2 Year)	September 2016	USD	5,044,547	11,748
160	U.S. Treasury Notes (5 Year)	September 2016	USD	19,546,250	233,315
37	U.S. Ultra Treasury Bonds	September 2016	USD	6,895,875	312,198
(4)	Euro Dollar	December 2016	USD	993,250	(3,005)
Total					$713,979

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
TRY	843,530	USD	290,000	Deutsche Bank AG	7/01/16	$ 3,176
TRY	842,329	USD	290,000	Morgan Stanley & Co. International PLC	7/01/16	2,758
USD	580,000	TRY	1,702,520	Morgan Stanley & Co. International PLC	7/01/16	(11,725)
CAD	741,116	USD	570,000	Deutsche Bank AG	7/05/16	3,653

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	21

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	525,008	USD	580,000	Morgan Stanley & Co. International PLC	7/05/16	$ 2,740
EUR	580,000	USD	640,764	Morgan Stanley & Co. International PLC	7/05/16	3,015
GBP	422,919	USD	580,000	JPMorgan Chase Bank N.A.	7/05/16	(16,961)
JPY	59,398,670	USD	580,000	Goldman Sachs International	7/05/16	(4,704)
RUB	18,061,978	USD	280,000	Société Générale	7/05/16	2,070
RUB	18,730,488	USD	290,000	Société Générale	7/05/16	2,510
SEK	4,949,953	USD	580,000	BNP Paribas S.A.	7/05/16	5,182
USD	290,000	CAD	370,928	Royal Bank of Scotland PLC	7/05/16	2,887
USD	280,000	CAD	358,992	State Street Bank and Trust Co.	7/05/16	2,126
USD	290,000	EUR	256,333	Citibank N.A.	7/05/16	5,480
USD	642,318	EUR	580,000	Morgan Stanley & Co. International PLC	7/05/16	(1,461)
USD	290,000	EUR	256,825	Morgan Stanley & Co. International PLC	7/05/16	4,934
USD	290,000	GBP	197,224	HSBC Bank PLC	7/05/16	27,432
USD	290,000	GBP	197,331	Northern Trust Corp.	7/05/16	27,290
USD	290,000	JPY	30,249,447	Citibank N.A.	7/05/16	(2,976)
USD	290,000	JPY	30,336,276	Morgan Stanley & Co. International PLC	7/05/16	(3,817)
USD	570,000	RUB	37,477,500	Morgan Stanley & Co. International PLC	7/05/16	(16,078)
USD	290,000	SEK	2,400,743	Barclays Bank PLC	7/05/16	6,185
USD	290,000	SEK	2,391,473	Deutsche Bank AG	7/05/16	7,281
BRL	980,925	USD	290,000	Goldman Sachs International	7/06/16	14,774
BRL	984,405	USD	290,000	Royal Bank of Scotland PLC	7/06/16	15,855
COP	384,150,000	USD	130,000	BNP Paribas S.A.	7/06/16	1,330
COP	387,855,000	USD	130,000	BNP Paribas S.A.	7/06/16	2,597
COP	476,992,000	USD	160,000	Credit Suisse International	7/06/16	3,071
COP	472,960,000	USD	160,000	HSBC Bank PLC	7/06/16	1,692
USD	580,000	BRL	2,001,000	Morgan Stanley & Co. International PLC	7/06/16	(41,712)
USD	100,000	COP	298,500,000	BNP Paribas S.A.	7/06/16	(2,049)
USD	255,000	COP	764,334,450	Credit Suisse International	7/06/16	(6,305)
USD	105,000	COP	313,950,000	HSBC Bank PLC	7/06/16	(2,331)
USD	120,000	COP	358,200,000	Royal Bank of Scotland PLC	7/06/16	(2,459)
USD	846,436	EUR	758,000	Barclays Bank PLC	7/06/16	5,052
USD	28,327	EUR	25,000	Morgan Stanley & Co. International PLC	7/06/16	577
IDR	3,851,200,000	USD	290,000	JPMorgan Chase Bank N.A.	7/11/16	981
IDR	3,852,070,000	USD	290,000	Standard Chartered Bank	7/11/16	1,047
USD	580,000	IDR	7,818,400,000	Standard Chartered Bank	7/11/16	(10,726)
MXN	1,441,422	USD	77,575	Citibank N.A.	7/13/16	1,168
MXN	1,572,144	USD	84,619	Citibank N.A.	7/13/16	1,265
MXN	2,365,050	USD	127,825	Goldman Sachs International	7/13/16	1,374
MXN	3,003,622	USD	161,589	Royal Bank of Scotland PLC	7/13/16	2,495
MXN	709,072	USD	38,020	State Street Bank and Trust Co.	7/13/16	716
USD	29,190	MXN	540,062	BNP Paribas S.A.	7/13/16	(313)
USD	129,114	MXN	2,365,050	JPMorgan Chase Bank N.A.	7/13/16	(86)
USD	127,275	MXN	2,331,354	JPMorgan Chase Bank N.A.	7/13/16	(84)
USD	58,762	MXN	1,076,364	JPMorgan Chase Bank N.A.	7/13/16	(39)
USD	16,081	MXN	294,566	JPMorgan Chase Bank N.A.	7/13/16	(11)
USD	134,073	MXN	2,483,915	Morgan Stanley & Co. International PLC	7/13/16	(1,620)
JPY	26,264,455	USD	245,000	Standard Chartered Bank	7/14/16	9,452
KRW	144,393,600	USD	124,800	Morgan Stanley & Co. International PLC	7/14/16	540
KRW	72,945,600	USD	62,400	Standard Chartered Bank	7/14/16	920

See Notes to Financial Statements.

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	245,000	JPY	26,152,476	Royal Bank of Scotland PLC	7/14/16	$ (8,367)
USD	312,000	KRW	362,871,600	JPMorgan Chase Bank N.A.	7/14/16	(2,989)
USD	14,305	RUB	945,261	JPMorgan Chase Bank N.A.	7/20/16	(396)
CNH	2,592,470	USD	390,000	Deutsche Bank AG	7/29/16	(1,475)
USD	1,120,000	CNH	7,383,488	Barclays Bank PLC	7/29/16	13,462
USD	1,470,000	CNH	9,797,418	UBS AG	7/29/16	1,695
COP	190,287,500	USD	65,000	Credit Suisse International	8/01/16	(341)
COP	192,270,000	USD	65,000	Credit Suisse International	8/01/16	333
COP	278,236,000	USD	95,000	Standard Chartered Bank	8/01/16	(456)
COP	398,655,000	USD	135,000	Standard Chartered Bank	8/01/16	462
USD	819,992	EUR	738,000	Morgan Stanley & Co. International PLC	8/03/16	(249)
EUR	221,303	USD	250,491	Royal Bank of Scotland PLC	8/12/16	(4,508)
USD	252,901	EUR	221,303	Royal Bank of Scotland PLC	8/12/16	6,918
EUR	110,045	USD	123,649	Citibank N.A.	8/16/16	(1,314)
JPY	26,127,118	USD	245,000	Royal Bank of Scotland PLC	8/16/16	8,391
PLN	1,031,858	USD	260,718	BNP Paribas S.A.	8/16/16	512
PLN	970,500	USD	250,578	JPMorgan Chase Bank N.A.	8/16/16	(4,881)
PLN	2,250,673	USD	562,124	Royal Bank of Scotland PLC	8/16/16	7,668
PLN	2,278,086	USD	587,893	State Street Bank and Trust Co.	8/16/16	(11,161)
USD	250,523	EUR	221,303	Royal Bank of Scotland PLC	8/16/16	4,505
USD	6,748	GBP	5,000	Barclays Bank PLC	8/16/16	89
USD	67,540	GBP	50,000	BNP Paribas S.A.	8/16/16	949
USD	67,542	GBP	50,000	BNP Paribas S.A.	8/16/16	951
USD	67,385	GBP	50,000	Deutsche Bank AG	8/16/16	794
USD	60,747	GBP	45,000	JPMorgan Chase Bank N.A.	8/16/16	815
USD	67,577	GBP	50,000	JPMorgan Chase Bank N.A.	8/16/16	986
USD	27,019	GBP	20,000	Royal Bank of Scotland PLC	8/16/16	382
USD	52,500	JPY	5,400,570	BNP Paribas S.A.	8/16/16	123
USD	70,000	JPY	7,191,800	BNP Paribas S.A.	8/16/16	251
USD	52,500	JPY	5,396,212	Goldman Sachs International	8/16/16	165
USD	70,000	JPY	7,200,200	Morgan Stanley & Co. International PLC	8/16/16	170
USD	127,397	MXN	2,365,050	Goldman Sachs International	8/16/16	(1,354)
USD	1,952,857	PLN	7,618,904	Royal Bank of Scotland PLC	8/16/16	24,015
USD	147,970	PLN	573,619	State Street Bank and Trust Co.	8/16/16	2,749
USD	374,836	IDR	5,035,921,938	Nomura Securities International, Inc.	8/22/16	(2,722)
AUD	1,868,000	USD	1,381,153	Bank of America N.A.	9/21/16	7,741
AUD	1,870,000	USD	1,383,707	Morgan Stanley & Co. International PLC	9/21/16	6,674
CNH	7,344,727	USD	1,099,000	HSBC Bank PLC	9/21/16	(850)
USD	2,747,299	AUD	3,738,000	State Street Bank and Trust Co.	9/21/16	(31,976)
Total						$ 65,929

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	23

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

OTC Barrier Options Purchased
Description	Put/ Call	Type of Option	Counterparty	Expiration Date	Strike Price		Barrier Price		Notional Amount (000)		Value
GBP Currency	Put	Down-and-Out	BNP Paribas S.A.	7/27/16	USD	1.34	USD	1.25	GBP	1,366	$14,774

Exchange-Traded Options Purchased
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
U.S. Treasury Notes (10 Year) Futures	Put	7/22/16	USD	132.00	39	$10,360
U.S. Treasury Notes (10 Year) Futures	Put	7/22/16	USD	130.50	32	2,500
Total						$12,860

OTC Options Purchased
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
USD Currency	Call	HSBC Bank PLC	7/29/16	CNH	7.25	USD	5,226	$22

Exchange-Traded Options Written
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
U.S. Treasury Notes (10 Year) Futures	Call	7/22/16	USD	135.00	39	$(4,875)

OTC Options Written
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount		Value
USD Currency	Call	Deutsche Bank AG	7/29/16	CNH	7.25	USD	5,226	$(22)

Centrally Cleared Credit Default Swaps — Sell Protection
Index	Receive Fixed Rate	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
CDX.NA.HY Series 26 Version 1	5.00%	6/20/21	B+	USD	4,693	$ 54,597
CDX.NA.IG Series 26 Version 1	1.00%	6/20/21	BBB+	USD	28,966	104,720
Total						$159,317

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps
Fixed Rate	Floating Rate	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.65%[1]	3-month LIBOR	N/A	11/26/16	USD	535	$ 40
1.26%[1]	3-month LIBOR	N/A	1/12/17	USD	7,141	(55,227)
1.44%[1]	3-month LIBOR	6/15/20[2]	6/14/21	USD	14,915	(13,463)
1.51%[1]	3-month LIBOR	6/14/20[2]	6/14/21	USD	14,735	(22,941)
2.13%[3]	3-month LIBOR	N/A	8/25/25	USD	60	4,680

See Notes to Financial Statements.

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Fixed Rate	Floating Rate	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
2.27%[1]	3-month LIBOR	N/A	9/11/25	USD	91	$ (8,224)
1.46%[1]	3-month LIBOR	N/A	6/28/26	USD	287	(2,315)
1.46%[1]	3-month LIBOR	N/A	6/28/26	USD	72	(582)
Total						$(98,032)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Forward swap.

[3]	Fund pays the floating rate and receives the fixed rate.

OTC Credit Default Swaps — Buy Protection
Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	JPMorgan Chase Bank N.A.	6/20/20	USD	135	$ 1,507	$ 945	$ 562
United Mexican States	1.00%	Bank of America N.A.	9/20/20	USD	135	2,092	1,436	656
Loews Corp.	1.00%	Barclays Bank PLC	12/20/20	USD	120	(3,525)	(3,786)	261
Valero Energy Corp.	1.00%	Morgan Stanley Capital Services LLC	12/20/20	USD	130	2,933	2,872	61
HSBC Bank PLC	1.00%	Bank of America N.A.	6/20/21	EUR	659	(78)	39	(117)
HSBC Bank PLC	1.00%	Bank of America N.A.	6/20/21	EUR	267	(31)	(559)	528
Standard Chartered PLC	1.00%	Bank of America N.A.	6/20/21	EUR	250	7,426	5,548	1,878
Standard Chartered PLC	1.00%	Bank of America N.A.	6/20/21	EUR	50	1,485	1,110	375
Standard Chartered PLC	1.00%	BNP Paribas S.A.	6/20/21	EUR	58	1,723	1,555	168
Standard Chartered PLC	1.00%	BNP Paribas S.A.	6/20/21	EUR	55	1,826	2,880	(1,054)
Standard Chartered PLC	1.00%	BNP Paribas S.A.	6/20/21	EUR	44	1,306	1,179	127
HSBC Bank PLC	1.00%	Citibank N.A.	6/20/21	EUR	240	(28)	(554)	526
HSBC Bank PLC	1.00%	Citibank N.A.	6/20/21	EUR	139	(16)	(321)	305
HSBC Bank PLC	1.00%	Citibank N.A.	6/20/21	EUR	110	(13)	(254)	241
HSBC Bank PLC	1.00%	Citibank N.A.	6/20/21	EUR	73	(9)	(169)	160
HSBC Bank PLC	1.00%	Citibank N.A.	6/20/21	EUR	61	(7)	(141)	134
HSBC Bank PLC	1.00%	Citibank N.A.	6/20/21	EUR	37	(5)	(86)	81
HSBC Bank PLC	1.00%	Credit Suisse International	6/20/21	EUR	501	311	2,265	(1,954)
HSBC Bank PLC	1.00%	JPMorgan Chase Bank N.A.	6/20/21	EUR	170	(20)	(677)	657
HSBC Bank PLC	1.00%	JPMorgan Chase Bank N.A.	6/20/21	EUR	8	(1)	(32)	31
HSBC Bank PLC	1.00%	JPMorgan Chase Bank N.A.	6/20/21	EUR	3	(1)	(4)	3
Standard Chartered PLC	1.00%	JPMorgan Chase Bank N.A.	6/20/21	EUR	89	2,670	4,659	(1,989)
Republic of South Africa	1.00%	Bank of America N.A.	6/20/21	USD	100	8,186	10,611	(2,425)
Republic of the Philippines	1.00%	Bank of America N.A.	6/20/21	USD	14	86	65	21
Russian Federation	1.00%	Bank of America N.A.	6/20/21	USD	70	4,212	4,441	(229)
Federation of Malaysia	1.00%	Barclays Bank PLC	6/20/21	USD	167	4,256	4,887	(631)
Republic of South Africa	1.00%	Barclays Bank PLC	6/20/21	USD	230	18,827	25,356	(6,529)
Republic of South Africa	1.00%	Barclays Bank PLC	6/20/21	USD	120	9,823	12,058	(2,235)
Republic of the Philippines	1.00%	Barclays Bank PLC	6/20/21	USD	165	1,048	1,015	33
Republic of the Philippines	1.00%	Barclays Bank PLC	6/20/21	USD	99	629	655	(26)
Republic of the Philippines	1.00%	Barclays Bank PLC	6/20/21	USD	78	493	481	12
Republic of the Philippines	1.00%	Barclays Bank PLC	6/20/21	USD	66	419	406	13
Republic of the Philippines	1.00%	Barclays Bank PLC	6/20/21	USD	66	420	437	(17)
Republic of the Philippines	1.00%	Barclays Bank PLC	6/20/21	USD	65	411	431	(20)
Republic of the Philippines	1.00%	Barclays Bank PLC	6/20/21	USD	64	405	421	(16)
Republic of the Philippines	1.00%	Barclays Bank PLC	6/20/21	USD	64	405	421	(16)
Republic of the Philippines	1.00%	Barclays Bank PLC	6/20/21	USD	64	405	480	(75)
Republic of the Philippines	1.00%	Barclays Bank PLC	6/20/21	USD	52	329	321	8
Australia & New Zealand Banking Group Ltd.	1.00%	BNP Paribas S.A.	6/20/21	USD	1,073	(8,465)	11,493	(19,958)

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	25

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Republic of South Africa	1.00%	BNP Paribas S.A.	6/20/21	USD	60	$ 4,912	$ 6,553	$ (1,641)
Republic of South Africa	1.00%	BNP Paribas S.A.	6/20/21	USD	55	4,502	5,830	(1,328)
Federation of Malaysia	1.00%	Citibank N.A.	6/20/21	USD	9	233	217	16
Prudential Financial, Inc.	1.00%	Citibank N.A.	6/20/21	USD	372	4,957	4,875	82
Prudential Financial, Inc.	1.00%	Citibank N.A.	6/20/21	USD	150	1,999	1,966	33
Republic of South Africa	1.00%	Citibank N.A.	6/20/21	USD	225	18,423	18,396	27
Republic of South Africa	1.00%	Citibank N.A.	6/20/21	USD	65	5,321	6,610	(1,289)
Republic of South Africa	1.00%	Citibank N.A.	6/20/21	USD	1	82	105	(23)
Republic of the Philippines	1.00%	Citibank N.A.	6/20/21	USD	90	570	594	(24)
Republic of the Philippines	1.00%	Citibank N.A.	6/20/21	USD	73	465	420	45
Australia & New Zealand Banking Group Ltd.	1.00%	Deutsche Bank AG	6/20/21	USD	882	(6,960)	11,297	(18,257)
Commonwealth Bank of Australia	1.00%	Deutsche Bank AG	6/20/21	USD	460	(3,625)	4,511	(8,136)
Commonwealth Bank of Australia	1.00%	Deutsche Bank AG	6/20/21	USD	132	(1,043)	2,326	(3,369)
Republic of South Africa	1.00%	Goldman Sachs International	6/20/21	USD	60	4,912	6,564	(1,652)
Republic of South Africa	1.00%	HSBC Bank PLC	6/20/21	USD	65	5,321	7,082	(1,761)
Republic of South Africa	1.00%	HSBC Bank PLC	6/20/21	USD	65	5,321	7,155	(1,834)
Australia & New Zealand Banking Group Ltd.	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	526	(4,151)	5,457	(9,608)
Australia & New Zealand Banking Group Ltd.	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	227	(1,796)	2,915	(4,711)
Commonwealth Bank of Australia	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	405	(3,190)	5,002	(8,192)
National Australia Bank Ltd.	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	310	(2,533)	3,239	(5,772)
Republic of South Africa	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	140	11,460	14,687	(3,227)
Republic of the Philippines	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	217	1,379	1,166	213
Republic of the Philippines	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	85	538	487	51
Republic of the Philippines	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	20	129	125	4
CMBX.NA Series 8 AAA	0.50%	Credit Suisse International	10/17/57	USD	70	2,609	3,160	(551)
Total						$111,269	$212,623	$(101,354)

OTC Credit Default Swaps — Sell Protection
Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Transocean Ltd.	1.00%	Goldman Sachs International	6/20/19	BB-	USD	95	$(14,355)	$ (1,770)	$(12,585)
Transocean Ltd.	1.00%	Goldman Sachs International	6/20/19	BB-	USD	15	(2,267)	(279)	(1,988)
United Mexican States	1.00%	Bank of America N.A.	6/20/20	BBB+	USD	135	(1,507)	(1,096)	(411)
United Mexican States	1.00%	JPMorgan Chase Bank N.A.	9/20/20	BBB+	USD	135	(2,092)	(1,251)	(841)
Federative Republic of Brazil	1.00%	Barclays Bank PLC	6/20/21	BB	USD	307	(29,519)	(33,495)	3,976
CMBX.NA Series 7 A	2.00%	Deutsche Bank AG	1/17/47	A-	USD	50	(3,439)	(3,970)	531
CMBX.NA Series 3 AM	0.50%	Credit Suisse International	12/13/49	BBB	USD	390	(7,996)	(35,444)	27,448
CMBX.NA Series 4 AM	0.50%	Deutsche Bank AG	2/17/51	BB+	USD	95	(2,619)	(13,051)	10,432
CMBX.NA Series 8 A	2.00%	Goldman Sachs International	10/17/57	Not Rated	USD	60	(6,486)	(6,270)	(216)
CMBX.NA Series 8 A	2.00%	Morgan Stanley Capital Services LLC	10/17/57	Not Rated	USD	400	(43,244)	(45,027)	1,783
CMBX.NA Series 8 A	2.00%	Morgan Stanley Capital Services LLC	10/17/57	Not Rated	USD	25	(2,703)	(2,379)	(324)

See Notes to Financial Statements.

26	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA Series 8 A	2.00%	Morgan Stanley Capital Services LLC	10/17/57	Not Rated	USD	25	$ (2,703)	$ (2,362)	$ (341)
CMBX.NA Series 8 AA	1.50%	Goldman Sachs International	10/17/57	Not Rated	USD	50	(3,620)	(4,978)	1,358
CMBX.NA Series 9 A	2.00%	Credit Suisse International	9/17/58	Not Rated	USD	40	(5,274)	(5,769)	495
CMBX.NA Series 9 A	2.00%	J.P. Morgan Securities LLC	9/17/58	Not Rated	USD	16	(2,088)	(2,010)	(78)
CMBX.NA Series 9 A	2.00%	Morgan Stanley Capital Services LLC	9/17/58	Not Rated	USD	40	(5,273)	(5,713)	440
CMBX.NA Series 9 BBB-	3.00%	Credit Suisse International	9/17/58	Not Rated	USD	50	(11,202)	(9,756)	(1,446)
Total							$(146,387)	$(174,620)	$28,233

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaps
Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
6.51%[1]	1-day COOIS	Credit Suisse International	7/06/16	COP	3,087,570	$591	—	$591
6.64%[1]	1-day COOIS	Credit Suisse International	8/22/16	COP	1,232,921	917	—	917
1.92%[1]	3-month KRW Certificate of Deposit	Deutsche Bank AG	11/10/17	KRW	205,250	1,677	$374	1,303
1.69%[2]	3-month KRW Certificate of Deposit	Deutsche Bank AG	11/10/17	KRW	205,250	(1,058)	—	(1,058)
4.55%[2]	28-day MXIBTIIE	Barclays Bank PLC	3/21/18	MXN	826	310	12	298
4.85%[2]	28-day MXIBTIIE	Bank of America N.A.	11/01/18	MXN	716	201	2	199
12.24%[1]	1-day BZDIOVER	Bank of America N.A.	1/02/19	BRL	1,948	(779)	—	(779)
12.46%[1]	1-day BZDIOVER	Bank of America N.A.	1/02/19	BRL	925	636	—	636
12.29%[1]	1-day BZDIOVER	Bank of America N.A.	1/02/19	BRL	923	(383)	—	(383)
12.52%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/19	BRL	924	1,043	—	1,043
12.31%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/19	BRL	532	540	—	540
2.57%[1]	3-month LIBOR	Deutsche Bank AG	10/27/20	USD	300	22,070	—	22,070
11.41%[2]	1-day BZDIOVER	Bank of America N.A.	1/04/21	BRL	162	3,030	—	3,030
12.05%[1]	1-day BZDIOVER	Bank of America N.A.	1/04/21	BRL	87	(522)	—	(522)
12.75%[1]	1-day BZDIOVER	Citibank N.A.	1/04/21	BRL	553	5,385	—	5,385
11.84%[1]	1-day BZDIOVER	HSBC Bank PLC	1/04/21	BRL	58	(589)	—	(589)
12.74%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/21	BRL	380	3,635	—	3,635
11.72%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/21	BRL	16	(205)	—	(205)
3.30%[2]	3-month LIBOR	Morgan Stanley Capital Services LLC	5/06/21	USD	700	(80,700)	—	(80,700)
2.77%[1]	7-day China Fixing Repo Rates	Bank of America N.A.	5/12/21	CNY	945	1,385	(1)	1,386
2.75%[1]	7-day China Fixing Repo Rates	Bank of America N.A.	5/12/21	CNY	755	989	(1)	990
2.75%[1]	7-day China Fixing Repo Rates	Bank of America N.A.	5/12/21	CNY	755	989	(1)	990
2.75%[1]	7-day China Fixing Repo Rates	Bank of America N.A.	5/12/21	CNY	608	811	(4)	815
2.74%[1]	7-day China Fixing Repo Rates	Bank of America N.A.	5/12/21	CNY	605	765	(3)	768
2.75%[1]	7-day China Fixing Repo Rates	Bank of America N.A.	5/12/21	CNY	380	497	(1)	498
2.73%[1]	7-day China Fixing Repo Rates	Bank of America N.A.	5/12/21	CNY	380	430	(1)	431
3.27%[2]	3-month LIBOR	Deutsche Bank AG	5/16/21	USD	470	(53,332)	—	(53,332)
12.92%[1]	1-day BZDIOVER	Bank of America N.A.	1/02/23	BRL	516	8,519	—	8,519
12.62%[1]	1-day BZDIOVER	Bank of America N.A.	1/02/23	BRL	138	1,474	—	1,474

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	27

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
12.73%[1]	1-day BZDIOVER	Bank of America N.A.	1/02/23	BRL	118	$ 1,520	—	$ 1,520
12.37%[1]	1-day BZDIOVER	Citibank N.A.	1/02/23	BRL	231	1,404	—	1,404
12.75%[1]	1-day BZDIOVER	Citibank N.A.	1/02/23	BRL	120	1,595	—	1,595
2.16%[2]	3-month LIBOR	Bank of America N.A.	5/28/23	USD	200	(13,759)	—	(13,759)
2.31%[2]	3-month LIBOR	Deutsche Bank AG	5/31/23	USD	200	(15,851)	—	(15,851)
5.73%[2]	28-day MXIBTIIE	Bank of America N.A.	1/03/25	MXN	672	521	$ 9	512
6.43%[1]	28-day MXIBTIIE	Bank of America N.A.	6/06/25	MXN	541	945	(9)	954
6.33%[1]	28-day MXIBTIIE	Citibank N.A.	6/09/25	MXN	271	370	(1)	371
6.33%[1]	28-day MXIBTIIE	Citibank N.A.	7/17/25	MXN	864	1,115	(4)	1,119
6.32%[1]	28-day MXIBTIIE	Morgan Stanley Capital Services LLC	7/17/25	MXN	1,733	2,203	(9)	2,212
6.31%[2]	28-day MXIBTIIE	Deutsche Bank AG	8/11/25	MXN	3,395	(4,125)	16	(4,141)
6.27%[1]	28-day MXIBTIIE	Bank of America N.A.	12/05/25	MXN	122	129	(2)	131
6.30%[1]	28-day MXIBTIIE	Goldman Sachs International	6/15/26	MXN	7,878	7,588	(25)	7,613
Total						$(98,019)	$351	$(98,370)

[1]	Fund pays the floating rate and receives the fixed rate.

[2]	Fund pays the fixed rate and receives the floating rate.

Transactions in Options Written for the Period Ended June 30, 2016

	Calls				Puts

		Notional (000)				Notional (000)

	Contracts	GBP	USD	Premiums Received	Contracts	AUD	USD	Premiums Received

Outstanding options, beginning of period	—	—	—	—	—	—	—	—
Options written	205	7,160	6,346	$184,161	—	5,700	—	$ 67,700
Options exercised	—	—	—	—	—	—	—	—
Options expired	—	—	—	—	—	—	—	—
Options closed	(166)	(7,160)	(1,120)	(150,648)	—	(5,700)	—	(67,700)

Outstanding options, end of period	39	—	5,226	$33,513	—	—	—	—

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Assets - Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$770,672	—	$ 770,672
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$264,425	—	—	264,425
Options purchased	Investments at value — unaffiliated[2]	—	—	—	—	27,656	—	27,656
	Unrealized appreciation on OTC swaps;
Swaps - OTC	Swap premiums paid	—	$272,981	—	—	73,362	—	346,343
Swaps - centrally cleared	Net unrealized appreciation[1]	—	159,317	—	—	4,720	—	164,037
Total		—	$432,298	—	$264,425	$876,410	—	$1,573,133

Liabilities - Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$ 56,693	—	$ 56,693
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$198,496	—	—	198,496
Options written	Options written at value	—	—	—	—	4,897	—	4,897
	Unrealized depreciation on OTC swaps;
Swaps - OTC	Swap premiums received	—	$308,099	—	—	171,381	—	479,480
Swaps - centrally cleared	Net unrealized depreciation[1]	—	—	—	—	102,752	—	102,752
Total		—	$308,099	—	$198,496	$335,723	—	$842,318

See Notes to Financial Statements.

28	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

For the six months ended June 30, 2016, the effect of derivative financial instruments in the Statement of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$1,760,697	—	$1,760,697
Foreign currency transactions	—	—	—	$(126,278)	—	—	(126,278)
Options purchased[1]	—	—	—	—	(152,124)	—	(152,124)
Options written	—	—	—	—	(14,355)	—	(14,355)
Swaps	—	$ 33,173	—	—	45,293	—	78,466

Total	—	$ 33,173	—	$(126,278)	$1,639,511	—	$1,546,406

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$ 723,161	—	$ 723,161
Foreign currency translations	—	—	—	$ 87,039	—	—	87,039
Options purchased[2]	—	—	—	—	(15,132)	—	(15,132)
Options written	—	—	—	—	28,616	—	28,616
Swaps	—	$151,133	—	—	(69,936)	—	81,197

Total	—	$151,133	—	$ 87,039	$ 666,709	—	$ 904,881

[1]	Options purchased are included in net realized gain (loss) from investments.

[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts - long	$47,145,051
Average notional value of contracts - short	$5,412,976
Forward foreign currency exchange contracts:
Average amounts purchased - in USD	$14,080,488
Average amounts sold - in USD	$8,410,853
Options:
Average value of option contracts purchased	$121,960
Average value of option contracts written	$92,041
Credit default swaps:
Average notional value - buy protection	$13,137,455
Average notional value - sell protection	$20,756,500
Interest rate swaps:
Average notional value - pays fixed rate	$26,495,024
Average notional value - receives fixed rate	$5,515,631

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$ 15,785		$ 72,623
Forward foreign currency exchange contracts	264,425		198,496
Options	27,656	[1]	4,897
Swaps - centrally cleared	57,085		—
Swaps - OTC[2]	346,343		479,480

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$711,294		$755,496
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(85,730)		(77,498)

Total derivative assets and liabilities subject to an MNA	$625,564		$677,998

[1]	Includes options purchased at value which is included in Investments at value - unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.

[2]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statement of Assets and Liabilities.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	29

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$ 57,313	$ (20,303)	—	—	$ 37,010
Barclays Bank PLC	76,770	(46,846)	—	—	29,924
BNP Paribas S.A.	56,454	(26,343)	—	—	30,111
Citibank N.A.	52,620	(7,156)	—	—	45,464
Credit Suisse International	38,280	(38,280)	—	—	—
Deutsche Bank AG	67,764	(67,764)	—	—	—
Goldman Sachs International	31,848	(31,848)	—	—	—
HSBC Bank PLC	43,383	(7,365)	—	—	36,018
JPMorgan Chase Bank N.A.	48,203	(48,203)	—	—	—
Morgan Stanley & Co. International PLC	21,408	(21,408)	—	—	—
Morgan Stanley Capital Services LLC	7,368	(7,368)	—	—	—
Northern Trust Corp.	27,290	—	—	—	27,290
Royal Bank of Scotland PLC	73,116	(15,334)	—	—	57,782
Société Générale	4,580	—	—	—	4,580
Standard Chartered Bank	11,881	(11,182)	—	—	699
State Street Bank and Trust Co.	5,591	(5,591)	—	—	—
UBS AG	1,695	—	—	—	1,695
Total	$625,564	$(354,991)	—	—	$270,573

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$ 20,303	$ (20,303)	—	—	—
Barclays Bank PLC	46,846	(46,846)	—	—	—
BNP Paribas S.A.	26,343	(26,343)	—	—	—
Citibank N.A.	7,156	(7,156)	—	—	—
Credit Suisse International	61,566	(38,280)	—	—	$ 23,286
Deutsche Bank AG	122,662	(67,764)	—	—	54,898
Goldman Sachs International	35,821	(31,848)	—	—	3,973
HSBC Bank PLC	7,365	(7,365)	—	—	—
J.P. Morgan Securities LLC	2,088	—	—	—	2,088
JPMorgan Chase Bank N.A.	61,956	(48,203)	—	—	13,753
Morgan Stanley & Co. International PLC	76,662	(21,408)	—	—	55,254
Morgan Stanley Capital Services LLC	136,855	(7,368)	—	—	129,487
Nomura Securities International, Inc.	2,722	—	—	—	2,722
Royal Bank of Scotland PLC	15,334	(15,334)	—	—	—
Standard Chartered Bank	11,182	(11,182)	—	—	—
State Street Bank and Trust Co.	43,137	(5,591)	—	—	37,546
Total	$677,998	$(354,991)	—	—	$323,007

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

See Notes to Financial Statements.

30	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$21,939,989	$5,506,711	$27,446,700
Corporate Bonds	—	76,283,102	—	76,283,102
Foreign Agency Obligations	—	895,227	—	895,227
Foreign Government Obligations	—	4,733,383	—	4,733,383
Non-Agency Mortgage-Backed Securities	—	18,402,844	1,553,511	19,956,355
Other Interests	—	—	—	—
Preferred Securities	$776,084	239,663	—	1,015,747
Taxable Municipal Bonds	—	9,745,980	—	9,745,980
U.S. Government Sponsored Agency Securities	—	116,856,621	—	116,856,621
U.S. Treasury Obligations	—	63,192,183	—	63,192,183
Short-Term Securities:
Money Market Fund	33,391,456	—	—	33,391,456
Borrowed Bond Agreements	—	3,093,509	—	3,093,509
Options Purchased:
Foreign currency exchange contracts	—	14,796	—	14,796
Interest rate contracts	12,860	—	—	12,860
Liabilities:
Investments:
Borrowed Bonds	—	(3,095,421)	—	(3,095,421)
TBA Sale Commitments	—	(40,216,346)	—	(40,216,346)

Total	$34,180,400	$272,085,530	$7,060,222	$313,326,152

Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$213,092	—	$213,092
Foreign currency exchange contracts	—	264,425	—	264,425
Interest rate contracts	$770,672	77,669	—	848,341
Liabilities:
Credit contracts	—	(126,896)	—	(126,896)
Foreign currency exchange contracts	—	(198,518)	—	(198,518)
Interest rate contracts	(61,568)	(274,071)	—	(335,639)

Total	$709,104	$(44,299)	—	$664,805

[1]     Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$50,229	—	—	$50,229
Foreign currency at value	332,195	—	—	332,195
Cash Pledged:
Futures contracts	514,050	—	—	514,050
Centrally cleared swaps	935,960	—	—	935,960

Total	$1,832,434	—	—	$1,832,434

During the period ended June 30, 2016, there were no transfers between Level 1 and Level 2.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	31

Schedule of Investments (concluded)	BlackRock Total Return V.I. Fund

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Non-Agency Mortgage- Backed Securities	Other Interests	Total
Assets:
Opening Balance, as of December 31, 2015	$3,225,869	$1,508,987	$122	$4,734,978
Transfers into Level 3	146,736	—	—	146,736
Transfers out of Level 3	(873,873)	(501,499)	—	(1,375,372)
Accrued discounts/premiums	2,480	5,756	—	8,236
Net realized gain (loss)	2,503	3,455	—	5,958
Net change in unrealized appreciation (depreciation)[1,2]	(28,393)	(34,499)	(122)	(63,014)
Purchases	3,528,004	949,676	—	4,477,680
Sales	(496,615)	(378,365)	—	(874,980)

Closing Balance, as of June 30, 2016	$5,506,711	$1,553,511	—	$7,060,222

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2016[2]	$(30,662)	$(42,026)	$(122)	$(72,810)

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2016 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

32	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)	BlackRock Total Return V.I. Fund

Assets
Investments at value — unaffiliated (cost — $317,427,212)	$323,246,463
Investments at value — affiliated (cost — $33,391,456)	33,391,456
Cash	50,229
Cash pledged:
Futures contracts	514,050
Centrally cleared swaps	935,960
Foreign currency at value (cost — $330,281)	332,195
Receivables:
Investments sold	702,423
Swaps	1,358
TBA sale commitments	40,031,406
Capital shares sold	16,170,215
Dividends — affiliated	10,564
Interest	1,291,700
From the Manager	61,825
Principal paydowns	1,341
Variation margin on futures contracts	15,785
Variation margin on centrally cleared swaps	57,085
Swap premiums paid	219,619
Unrealized appreciation on:
Forward foreign currency exchange contracts	264,425
OTC swaps	126,724
Prepaid expenses	432
Other assets	33,691

Total assets	417,458,946

Liabilities
Borrowed bonds at value (proceeds — $3,031,134)	3,095,421
Options written at value (premiums received — $33,513)	4,897
TBA sale commitments at value (proceeds — $40,031,406)	40,216,346
Payables:
Investments purchased	66,158,596
Swaps	25,988
Capital shares redeemed	615
Distribution fees	25,806
Income dividends	417,082
Interest expense	7,398
Investment advisory fees	106,232
Officer’s and Directors’ fees	2,397
Other affiliates	989
Variation margin on futures contracts	72,623
Swap premiums received	181,265
Unrealized depreciation on:
Forward foreign currency exchange contracts	198,496
OTC swaps	298,215
Other accrued expenses payable	173,313

Total liabilities	110,985,679

Net Assets	$306,473,267

Net Assets Consist of
Paid-in capital	$324,083,159
Distributions in excess of net investment income	(144,236)
Accumulated net realized loss	(23,769,173)
Net unrealized appreciation (depreciation)	6,303,517

Net Assets	$306,473,267

Net Asset Value
Class I — Based on net assets of $166,073,895 and 13,642,267 shares outstanding, 600 million shares authorized, $0.10 par value	$12.17

Class III — Based on net assets of $140,399,372 and 11,671,307 shares outstanding, 100 million shares authorized, $0.10 par value	$12.03

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	33

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)	BlackRock Total Return V.I. Fund

Investment Income
Interest	$3,110,148
Dividends	23,939
Dividends — affiliated	41,357
Foreign taxes withheld	(62)

Total income	3,175,382

Expenses
Investment advisory	599,893
Transfer agent	2,386
Transfer agent — class specific	189,451
Distribution — class specific	127,116
Custodian	42,643
Professional	35,153
Accounting services	25,769
Printing	10,974
Officer and Directors	10,861
Registration	4,856
Miscellaneous	21,139

Total expenses excluding interest expense	1,070,241
Interest expense	30,087

Total expenses	1,100,328
Less:
Fees waived by the Manager	(7,295)
Transfer agent fees reimbursed — class specific	(166,506)

Total expenses after fees waived and reimbursed	926,527

Net investment income	2,248,855

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Borrowed bonds	(152,806)
Foreign currency transactions	(52,758)
Futures contracts	1,760,697
Investments (net of $1,940 foreign capital gain tax)	21,855
Options written	(14,355)
Swaps	78,466

1,641,099

Net change in unrealized appreciation (depreciation) on:
Borrowed bonds	(106,473)
Foreign currency translations	89,216
Futures contracts	723,161
Investments	7,669,892
Options written	28,616
Swaps	81,197

8,485,609

Net realized and unrealized gain	10,126,708

Net Increase in Net Assets Resulting from Operations	$12,375,563

See Notes to Financial Statements.

34	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Statements of Changes in Net Assets	BlackRock Total Return V.I. Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

Operations
Net investment income	$2,248,855	$3,059,654
Net realized gain	1,641,099	681,785
Net change in unrealized appreciation (depreciation)	8,485,609	(3,541,127)

Net increase in net assets resulting from operations	12,375,563	200,312

Distributions to Shareholders[1]
From net investment income:
Class I	(1,512,672)	(3,011,155)
Class III	(861,203)	(392,472)

Decrease in net assets resulting from distributions to shareholders	(2,373,875)	(3,403,627)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	73,582,122	88,027,041

Net Assets
Total increase in net assets	83,583,810	84,823,726
Beginning of period	222,889,457	138,065,731

End of period	$306,473,267	$222,889,457

Distributions in excess of net investment income, end of period	$(144,236)	$(19,216)

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	35

Financial Highlights	BlackRock Total Return V.I. Fund

	Class I
	Six Months Ended June 30, 2016
		Year Ended December 31,
	(Unaudited)	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$11.71	$11.93	$11.51	$12.01	$11.49	$11.29

Net investment income[1]	0.11	0.22	0.32	0.32	0.38	0.46
Net realized and unrealized gain (loss)	0.47	(0.19)	0.44	(0.45)	0.55	0.21

Net increase (decrease) from investment operations	0.58	0.03	0.76	(0.13)	0.93	0.67

Distributions from net investment income[2]	(0.12)	(0.25)	(0.34)	(0.37)	(0.41)	(0.47)

Net asset value, end of period	$12.17	$11.71	$11.93	$11.51	$12.01	$11.49

Total Return[3]
Based on net asset value	4.96%[4]	0.26%	6.66%	(1.14)%	8.25%	6.07%

Ratios to Average Net Assets
Total expenses[5]	0.83%[6]	0.92%	0.88%	0.87%	0.80%	0.69%

Total expenses after fees reimbursed and paid indirectly[5]	0.61%[6]	0.74%	0.69%	0.67%	0.67%	0.69%

Total expenses after fees reimbursed and paid indirectly and excluding interest expense[5]	0.59%[6]	0.69%	0.66%	0.65%	0.64%	0.64%

Net investment income[5]	1.90%[6]	1.89%	2.68%	2.75%	3.24%	4.04%

Supplemental Data
Net assets, end of period (000)	$166,074	$154,046	$130,765	$135,943	$162,921	$171,452

Portfolio turnover rate[7]	299%	900%	772%	724%	953%	1,203%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended June 30, 2016
		Year Ended December 31,
	(Unaudited)	2015	2014	2013	2012	2011
Investments in underlying funds	0.01%	0.01%	—	—	—	—

[6]	Annualized.

[7]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended June 30, 2016
		Year Ended December 31,
	(Unaudited)	2015	2014	2013	2012	2011
Portfolio turnover rate (excluding MDRs)	205%	625%	560%	498%	729%	755%

See Notes to Financial Statements.

36	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Financial Highlights (concluded)	BlackRock Total Return V.I. Fund

	Class III
	Six Months Ended June 30, 2016				Period August 14, 2012[1] to December 31, 2012	Period April 25, 2012[1] to June 19, 2012[2]
		Year Ended December 31,
	(Unaudited)	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of period	$11.57	$11.79	$11.38	$11.86	$11.71	$11.65

Net investment income[3]	0.09	0.18	0.27	0.28	0.13	0.05
Net realized and unrealized gain (loss)	0.47	(0.19)	0.44	(0.42)	0.16	0.07

Net increase (decrease) from investment operations	0.56	(0.01)	0.71	(0.14)	0.29	0.12

Distributions from net investment income[4]	(0.10)	(0.21)	(0.30)	(0.34)	(0.14)	(0.06)

Net asset value, end of period	$12.03	$11.57	$11.79	$11.38	$11.86	$11.71

Total Return[5]
Based on net asset value	4.85%[6]	(0.08)%	6.28%	(1.30)%	2.50%[6]	1.00%[6]

Ratios to Average Net Assets
Total expenses[7]	0.93%[8]	1.06%	1.11%	1.06%	0.95%[8]	1.09%[8]

Total expenses after fees reimbursed and paid indirectly[7]	0.90%[8]	1.04%	1.01%	0.96%	0.95%[8]	0.98%8

Total expenses after fees reimbursed and paid indirectly and excluding interest expense[7]	0.88%[8]	0.98%	0.98%	0.94%	0.91%[8]	0.95%[8]

Net investment income[7]	1.58%[8]	1.54%	2.31%	2.45%	2.83%[8]	3.22%[8]

Supplemental Data
Net assets, end of period (000)	$140,399	$68,844	$7,300	$2,750	$344	—[2]

Portfolio turnover rate[9]	299%	900%	772%	724%	953%	953%

[1]	Recommencement of operations.

[2]	There were no Class III Shares outstanding as of June 19, 2012.

[3]	Based on average shares outstanding.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended June 30, 2016
		Year Ended December 31,
	(Unaudited)	2015	2014	2013	2012
Investments in underlying funds	0.01%	0.01%	—	—	—

[8]	Annualized.

[9]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended June 30, 2016
		Year Ended December 31,
	(Unaudited)	2015	2014	2013	2012
Portfolio turnover rate (excluding MDRs)	205%	625%	560%	498%	729%	*

*	The portfolio turnover is from period August 14, 2012 to December 31, 2012 and period April 25, 2012 to June 19, 2012.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	37

Notes to Financial Statements (Unaudited)	BlackRock Total Return V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Total Return V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares recommenced on April 25, 2012, were redeemed on June 19, 2012 and recommenced on August 14, 2012.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written and swaps), or certain borrowings (e.g., reverse repurchase agreements) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

38	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

•	Investments in open-end U.S. mutual funds are valued at net asset value each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	39

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for the Fund’s investments and derivative financial instruments has been included in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Fund may subsequently have to reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

40	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	41

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of the these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Forward Commitments and When-Issued Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, the Fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, TBA commitments may be entered into by the Fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by the Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Typically, the Fund is permitted to sell, repledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to the Fund is not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, the Fund borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and the Fund at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. The Fund may also experience delays in gaining access to the collateral.

42	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. The Fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, the Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If the Fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, the Fund would still be required to pay the full repurchase price. Further, the Fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, the Fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Fund to the counterparties are recorded as a component of interest expense in the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

For the six months ended June 30, 2016, the average amount of reverse repurchase agreements, and the daily weighted average interest rate for the Fund were $410,990 and (1.16)%, respectively.

Borrowed bond agreements and reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (each, an “MRA”), which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. With borrowed bond agreements and reverse repurchase transactions, typically the Fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of the Fund’s open borrowed bond agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Borrowed Bond Agreements[1]	Borrowed Bonds at Value including Accrued Interest[2]	Exposure Due (to) / from Counterparty before Collateral	Net Exposure Due (to)/from Counterparty[3]
BNP Paribas Securities Corp.	$556,534	$(567,039)	$(10,505)	$(10,505)
Deutsche Bank Securities, Inc.	146,650	(147,098)	(448)	(448)
J.P. Morgan Securities LLC	2,390,325	(2,388,682)	1,643	1,643
Total	$3,093,509	$(3,102,819)	$(9,310)	$(9,310)

[1]	Included in Investments at value — unaffiliated in the Statement of Assets and Liabilities.

[2]	Includes accrued interest on borrowed bonds in the amount of $7,398 which is shown as interest expense payable in the Statement of Assets and Liabilities.

[3]	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

Short Sale Transactions: In short sale transactions, the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the security to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty interest on the security sold short, which, if applicable, is shown as interest expense in the Statement of Operations. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	43

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which the Fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that the Fund will be able to close out a short position at a particular time or at an acceptable price.

5. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: The Fund invests in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to gain or reduce exposure, to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked to market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

44	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

•

Swaptions — The Fund purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: The Fund enters into swap contracts to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•

Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

•	Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	45

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Interest rate caps and floors — The Fund enters into interest rate caps and floors to gain or reduce exposure to interest rates (interest rate risk). Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes exceed a specified rate, or “cap”. Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes fall below a specified rate, or “floor”. The maximum potential amount of future payments that the Fund would be required to make under an interest rate cap would be the notional amount times the percentage increase in interest rates determined by the difference between the interest rate index current value and the value at the time the cap was entered into.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

46	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

Investment Advisory

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s and BlackRock High Yield V.I. Fund’s, a series of the Company, aggregate average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
Up to $250 Million	0.50%
Over $250 Million up to $500 Million	0.45%
Over $500 Million up to $750 Million	0.40%
Over $750 Million	0.35%

For the six months ended June 30, 2016, the aggregate average daily net assets of the Fund and the Company’s BlackRock High Yield V.I. Fund were approximately $508,857,986.

Distribution Fees

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

For the six months ended June 30, 2016, the class specific distribution fees borne directly by Class III is $127,116.

Transfer Agent

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the six months ended June 30, 2016, the Fund paid the following amounts to affiliates in return for these services, which is included in transfer agent — class specific in the Statement of Operations:

Class I	Class III	Total
$158,462	$30,989	$189,451

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

Expense Limitations, Waivers and Reimbursements

The Manager, with respect to the Fund, contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows:

Class I	1.25%
Class III	1.50%

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2017 unless approved by the Board, including a majority of the Independent Directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a majority of the outstanding voting securities of the Fund.

The Manager, with respect to the Fund, voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by the Manager in the Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. For the six months ended June 30, 2016, the amount waived was $7,295.

The Manager has contractually agreed to reimburse transfer agent fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.00%
Class III	0.06%

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2017 unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	47

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

These amounts waived and/or reimbursed are included in fees waived by the Manager, and shown as transfer agent fees reimbursed — class specific in the Statement of Operations. Class specific expense waivers and/or reimbursements are as follows:

	Class I	Class III	Total
Transfer Agent Fees Reimbursed	$158,466	$8,040	$166,506

For the six months ended June 30, 2016, the Fund reimbursed the Manager $1,068 for certain accounting services, which is included in accounting services in the Statement of Operations.

Officers and Directors

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Officer and Directors in the Statement of Operations.

Other Transactions

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended June 30, 2016, the purchase and sale transactions which resulted in net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain
$136,466	$13,319	$1,119

7. Purchases and Sales:

For the six months ended June 30, 2016, purchases and sales of investments, including paydowns and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$580,365,157	$558,646,075
U.S. Government Securities	$169,896,962	$145,361,287

For the six months ended June 30, 2016, purchases and sales related to mortgage dollar rolls were $220,709,363 and $220,713,458, respectively.

8. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2015. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of December 31, 2015, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,
2016	$ 709,087
2017	24,152,425

Total	$24,861,512

As of June 30, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:
Tax cost	$351,002,236

Gross unrealized appreciation	$ 6,482,647
Gross unrealized depreciation	(846,964)

Net unrealized appreciation	$ 5,635,683

48	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

9. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2016, the Fund did not borrow under the credit agreement.

10. Principal Risks:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease the Fund’s ability to buy or sell bonds. As a result, the Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If the Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased, futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	49

Notes to Financial Statements (concluded)	BlackRock Total Return V.I. Fund

a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class I
Shares sold	1,514,141	$ 18,376,751	3,999,034	$ 47,243,403
Shares issued in reinvestment of distributions	129,488	1,537,741	254,419	3,034,094
Shares redeemed	(1,156,432)	(13,830,486)	(2,059,998)	(24,514,021)

Net increase	487,197	$ 6,084,006	2,193,455	$ 25,763,476

Class III
Shares sold	5,952,546	$70,207,928	5,907,118	$69,027,091
Shares issued in reinvestment of distributions	65,951	775,168	26,674	313,146
Shares redeemed	(296,919)	(3,484,980)	(603,431)	(7,076,672)

Net increase	5,721,578	$67,498,116	5,330,361	$62,263,565

Total Net Increase	6,208,775	$73,582,122	7,523,816	$88,027,041

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

50	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

JUNE 30, 2016

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶   BlackRock U.S. Government Bond V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of June 30, 2016	BlackRock U.S. Government Bond V.I. Fund

Investment Objective

BlackRock U.S. Government Bond V.I. Fund’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2016, the Fund’s Class I performed in line with and Class III underperformed its benchmark, the Barclays U.S. Government/Mortgage Index.

What factors influenced performance?

•

The principal detractors from the Fund’s performance versus the benchmark included the use of interest rate swaps. Specifically, the Fund held fixed-rate payer positions (with a corresponding right to receive payments based upon a floating rate index) designed to benefit from an upward move in shorter-term rates. This position declined in value as interest rates fell during the period. In addition, the Fund’s stance with respect to overall portfolio duration (and corresponding interest rate sensitivity) and positioning along the yield curve acted to constrain returns. Finally, positioning with respect to currency weightings detracted as well.

•

Positive contributors to performance during the six-month period include allocations to securitized assets including commercial mortgage-backed securities (“CMBS”), particularly interest-only and agency CMBS. Also contributing were positions in asset-backed securities (“ABS”) and exposure to the 10-year segment of the treasury inflation protected security (“TIPS”) curve. The Fund’s overweighting of 30-year agency mortgage-backed securities (“MBS”) also added to performance during the period.

Describe recent portfolio activity.

•

During the six-month period, the Fund increased its allocation to swap payer positions, as well as to 10-year TIPS. The Fund’s allocation to currency trades was reduced, and its position in CMBS trimmed. The portfolio increased its allocation to MBS with strong call protection characteristics, while further reducing exposure to to-be-announced MBS contracts. The Fund also increased its exposure to higher coupon MBS with a more stable profile with respect to carry (incremental income) and less sensitivity to refinancing risk.

Describe portfolio positioning at period end.

•

The Fund finished the six-month period underweight in duration, implemented primarily via short Treasury positions and fixed-rate payer positions in interest rate swaps. The Fund had a long 10-year TIPS position, and was overweight CMBS and slightly overweight ABS. The Fund was essentially neutrally weighted with respect to its MBS exposure relative to the benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]
U.S. Government Sponsored Agency Securities	62%
U.S. Treasury Obligations	31
Non-Agency Mortgage-Backed Securities	4
Asset-Backed Securities	3

[1]	Total investments exclude short-term securities and options purchased.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

BlackRock U.S. Government Bond V.I. Fund

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance related fees and expenses. The returns for Class III Shares prior to July 15, 2013, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

[2]

The Fund invests, under normal circumstances, at least 80% of its assets in bonds that are issued or guaranteed by the U.S. Government and its agencies. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Government Income V.I. Fund”.

[3]	An index that measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac.

[4]	An unmanaged index that includes the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet certain maturity and liquidity criteria.

Performance Summary for the Period Ended June 30, 2016

	Standardized 30-Day Yields[6]	Unsubsidized 30-Day Yields[6]	6-Month Total Returns[7]	Average Annual Total Returns
				1 Year[7]	5 Years[7]		10 Years[7]
Class I5	1.34%	1.07%	4.32%	4.91%	2.83%		3.90%
Class III[5]	1.03	0.92	4.17	4.52	2.56	[8]	3.63	[8]
Barclays U.S. Government/Mortgage Index	—	—	4.33	5.33	3.20		4.84
Barclays U.S. Mortgage-Backed Securities Index	—	—	3.10	4.34	3.01		4.96

[5]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Government Income V.I. Fund”.

[6]	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

[7]	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[8]

The returns for Class III Shares prior to July 15, 2013, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example

	Actual				Hypothetical[11]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[9]	Expenses Paid During the Period[10]	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[9]	Ending Account Value June 30, 2016	Expenses Paid During the Period[10]
Class I	$1,000.00	$1,043.20	$3.96	$3.51	$1,000.00	$1,020.98	$3.92	$1,021.43	$3.47
Class III	$1,000.00	$1,041.70	$5.53	$5.08	$1,000.00	$1,019.44	$5.47	$1,019.89	$5.02

[9]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.78% for Class I and 1.09% for Class III), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[10]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.69% for Class I and 1.00% for Class III), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[11]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	3

Disclosure of Expenses	BlackRock U.S. Government Bond V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2016 and held through June 30, 2016) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to Fund shareholders, and the value of these portfolio holdings is reflected in the Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on Fund performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that the Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by the Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Schedule of Investments June 30, 2016 (Unaudited)	BlackRock U.S. Government Bond V.I. Fund
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Cedar Funding III CLO Ltd., Series 2014-3A, Class A1, 2.17%, 5/20/26 (a)(b)	USD	500	$499,029
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1L, 1.73%, 8/15/25 (a)(b)		700	690,835
OCP CLO Ltd., Series 2012-2A, Class A2, 2.13%, 11/22/23 (a)(b)		661	659,525
OHA Credit Partners VIII Ltd., Series 2013-8A, Class A, 1.75%, 4/20/25 (a)(b)		500	494,150
Progress Residential Trust, Series 2015-SFR1, Class A, 1.84%, 2/17/32 (a)(b)		497	496,379
SMB Private Education Loan Trust, Series 2015-C, Class A3, 2.39%, 8/16/32 (a)(b)		200	203,391
Tricon American Homes Trust, Series 2015-SFR1, Class A, 1.69%, 5/17/32 (a)(b)		199	196,277
Washington Mill CLO Ltd., Series 2014-1A, Class A1, 2.13%, 4/20/26 (a)(b)		500	499,300
Total Asset-Backed Securities — 4.2%			3,738,886

Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — 2.9%
Banc of America Commercial Mortgage Trust, Series 2007-1, Class A4, 5.45%, 1/15/49	USD	421	427,614
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL, 1.96%, 7/05/33 (a)(b)		700	689,703
Commercial Mortgage Pass-Through Certificates, Series 2015-CR25, Class A4, 3.76%, 8/10/48		400	438,696
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class AFL1, 1.74%, 12/15/16 (a)(b)		991	991,470

			2,547,483
Interest Only Commercial Mortgage-Backed Securities — 2.6%
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class XA, 1.78%, 5/10/58 (b)		1,724	215,254
Commercial Mortgage Pass-Through Certificates:
Series 2013-CR7, Class XA, 1.47%, 3/10/46 (b)		3,644	226,873
Series 2014-CR14, Class XA, 1.00%, 2/10/47 (b)		1,403	51,184
Series 2015-CR22, Class XA, 1.58%, 3/10/48 (b)		2,379	141,831
Series 2015-CR24, Class XA, 0.88%, 8/10/55 (b)		1,189	71,307
Series 2015-CR25, Class XA, 0.97%, 8/10/48 (b)		2,286	148,387

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (continued)
Series 2015-LC19, Class XA, 1.23%, 2/10/48 (b)	USD	1,585	$122,731
Series 2015-LC21, Class XA, 1.02%, 7/10/48 (b)		6,942	348,352
Core Industrial Trust:
Series 2015-CALW, Class XA, 0.81%, 2/10/34 (a)(b)		3,895	159,062
Series 2015-TEXW, Class XA, 0.77%, 2/10/34 (a)(b)		3,300	128,907
Series 2015-WEST, Class XA, 0.93%, 2/10/37 (a)(b)		1,600	110,438
FREMF Mortgage Trust, Series 2015-K718, Class X2A, 0.10%, 2/25/22 (a)(b)		23,039	106,482
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2015-C25, Class XA, 1.15%, 10/15/48 (b)		797	61,477
Series 2016-C29, Class XA, 1.66%, 5/15/49 (b)		999	114,432
Wells Fargo Commercial Mortgage Trust:
Series 2015-C30, Class XA, 1.17%, 9/15/58 (b)		992	66,888
Series 2015-NXS4, Class XA, 0.97%, 12/15/48 (b)		1,495	97,130
WF-RBS Commercial Mortgage Trust, Series 2014-LC14, Class XA, 1.40%, 3/15/47 (b)		1,598	106,789

			2,277,524
Total Non-Agency Mortgage-Backed Securities — 5.5%			4,825,007

U.S. Government Sponsored Agency Securities
Agency Obligations — 3.8%
Federal Home Loan Bank, 4.00%, 4/10/28		500	596,187
Freddie Mac, 6.25%, 7/15/32		1,800	2,723,247

			3,319,434
Collateralized Mortgage Obligations — 0.4% Collateralized Mortgage Obligations (concluded)
Ginnie Mae, Series 2014-107, Class WX, 6.83%, 7/20/39 (b)		270	321,514
Interest Only Commercial Mortgage-Backed Securities — 0.1%
Freddie Mac:
Series K043, Class X1, 0.68%, 12/25/24 (b)		3,189	125,970
Series K718, Class X1, 0.77%, 1/25/22 (b)		333	10,097

Portfolio Abbreviations
AUD	Australian Dollar	INR	Indian Rupee	SAR	Saudi Arabian Riyal
BRL	Brazilian Real	JPY	Japanese Yen	SEK	Swedish Krona
CAD	Canadian Dollar	KRW	Korean Won	TBA	To-be-announced
CNH	Chinese Yuan Offshore	LIBOR	London Interbank Offered Rate	TRY	Turkish Lira
COP	Colombian Peso	MXIBTIIE	Mexico Interbank TIIE 28 Day	USD	U.S. Dollar
EUR	Euro	MXN	Mexican Peso	ZAR	South African Rand
GBP	British Pound	OTC	Over-the-counter
IDR	Indonesian Rupiah	RUB	Russian Ruble

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	5

Schedule of Investments (continued)	BlackRock U.S. Government Bond V.I. Fund

U.S. Government Sponsored Agency Securities		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (concluded)
Ginnie Mae:
Series 2002-83, Class IO, 0.00%, 10/16/42 (b)	USD	996	$—
Series 2003-109, Class IO, 0.00%, 11/16/43 (b)		2,624	26
Series 2003-17, Class IO, 0.00%, 3/16/43 (b)		2,420	—

			136,093
Mortgage-Backed Securities — 85.2%
Fannie Mae Mortgage-Backed Securities:
2.50%, 4/01/30-7/01/31 (c)		1,090	1,129,206
2.80%, 3/01/41 (b)		80	84,795
2.95%, 3/01/41 (b)		42	44,375
3.00%, 11/01/26-7/01/46 (c)		9,560	9,997,595
3.37%, 6/01/41 (b)		74	76,830
3.50%, 7/01/26-7/01/46 (c)		11,002	11,671,309
3.52%, 9/01/41 (b)		81	85,236
4.00%, 9/01/25-7/01/46 (c)		13,194	14,190,941
4.50%, 5/01/24-7/01/46 (c)		3,407	3,731,917
5.00%, 9/01/33-7/01/46 (c)		3,206	3,565,623
5.50%, 5/01/34-7/01/46 (c)		562	635,168
6.00%, 4/01/35-6/01/41		503	582,130
6.50%, 5/01/40		102	118,022
Freddie Mac Mortgage-Backed Securities:
2.50%, 3/01/30-7/01/31 (c)		599	620,650
2.77%, 10/01/45 (b)		258	266,582
3.00%, 5/01/27-7/01/46 (c)		2,000	2,086,063
3.50%, 7/01/31-7/01/46 (c)		4,017	4,255,923
4.00%, 8/01/40-7/01/46 (c)		1,986	2,132,585
4.50%, 2/01/39-7/01/45		773	844,590
5.00%, 8/01/40-7/01/46 (c)		450	497,511
5.50%, 6/01/41		243	272,393
8.00%, 12/01/29-7/01/30		47	59,110
Ginnie Mae Mortgage-Backed Securities:
3.00%, 7/15/46 (c)		2,073	2,167,204
3.50%, 12/20/41-7/15/46 (c)		6,612	7,017,647
4.00%, 9/20/40-7/15/46 (c)		3,173	3,395,720
4.50%, 12/20/39-7/15/46 (c)		3,159	3,457,938
5.00%, 12/15/38-7/15/46 (c)		848	944,827
5.50%, 1/15/34		915	1,053,190

			74,985,080
Total U.S. Government Sponsored Agency Securities — 89.5%			78,762,121

U.S. Treasury Obligations
U.S. Treasury Bonds:
2.88%, 8/15/45 (d)		3,782	4,246,661
3.00%, 11/15/45		1,831	2,105,364
2.50%, 2/15/46		286	297,809
U.S. Treasury Inflation Indexed Notes, 0.63%, 1/15/26		907	955,216

U.S. Treasury Obligations		Par (000)	Value
U.S. Treasury Notes:
0.88%, 6/15/17-4/15/19	USD	6,319	$6,349,301
0.75%, 2/28/18-4/30/18		6,780	6,799,068
1.25%, 3/31/21		3,614	3,656,071
1.38%, 4/30/21		3,439	3,498,378
1.50%, 2/28/23-3/31/23		2,577	2,614,189
2.50%, 8/15/23		1,610	1,744,145
2.38%, 8/15/24 (d)		1,478	1,591,251
2.00%, 8/15/25		2,357	2,464,078
2.25%, 11/15/25		1,266	1,350,664
1.63%, 2/15/26		1,318	1,332,322
Total U.S. Treasury Obligations — 44.3%			39,004,517
Total Long-Term Investments (Cost — $123,754,403) — 143.5%			126,330,531

Short-Term Securities		Par (000)
Borrowed Bond Agreements — 1.2%
BNP Paribas Securities Corp., 0.72%, Open (e) (Purchased on 5/03/16 to be repurchased at $398,402, collateralized by U.S. Treasury Notes, 1.38% due at 1/31/21, par and fair value of USD 394,000 and $400,972, respectively)		398	397,940
BNP Paribas Securities Corp., 0.76%, Open (e) (Purchased on 5/03/16 to be repurchased at $605,991, collateralized by U.S. Treasury Notes, 1.38% due at 9/30/20, par and fair value of USD 600,000 and $610,898, respectively)		605	605,250
J.P. Morgan Securities LLC, 0.00%, 7/01/16 (Purchased on 6/30/16 to be repurchased at $21,315, collateralized by U.S. Treasury Notes, 1.63% due at 5/15/26, par and fair value of USD 21,000 and $21,257, respectively)		21	21,315

Total Borrowed Bond Agreements			1,024,505
		Shares
Money Market Funds — 7.6%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.40% (f)(g)		6,683,964	6,683,964
Total Short-Term Securities (Cost — $7,708,469) — 8.8%			7,708,469

Options Purchased
(Cost — $24,248) — 0.0%			15,428
Total Investments Before Options Written, Borrowed Bonds and TBA Sale Commitments
(Cost — $131,487,120) — 152.3%			134,054,428

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock U.S. Government Bond V.I. Fund

Options Written			Value
(Premiums Received — $ 92,774) — (0.1)%			$(73,317)

Borrowed Bonds		Par (000)
U.S. Treasury Obligations — (1.2)%
U.S. Treasury Notes:
1.38%, 9/30/20	USD	600	(610,898)
1.38%, 1/31/21		394	(400,972)
1.63%, 5/15/26		21	(21,257)
(Proceeds — $1,009,340) — (1.2)%			(1,033,127)

TBA Sale Commitments (c)
Fannie Mae Mortgage-Backed Securities:
2.50%, 7/01/31		1,334	(1,379,360)
3.00%, 7/01/31-7/01/46		8,458	(8,797,183)
3.50%, 7/01/31-7/01/46		5,573	(5,882,779)
4.00%, 7/01/46		4,606	(4,938,363)
4.50%, 7/01/46		972	(1,060,994)
5.00%, 7/01/46		1,825	(2,027,688)
6.00%, 7/01/46		23	(26,302)

TBA Sale Commitments		Par (000)	Value
Freddie Mac Mortgage-Backed Securities:
3.00%, 7/01/46	USD	141	$(146,168)
3.50%, 7/01/46		1,199	(1,264,008)
4.00%, 7/01/46		400	(428,125)
4.50%, 7/01/46		77	(83,966)
5.00%, 7/01/46		53	(58,505)
Ginnie Mae Mortgage-Backed Securities:
3.00%, 7/15/46		25	(26,115)
3.50%, 7/15/46		2,959	(3,140,588)
4.00%, 7/15/46		1,325	(1,416,437)
4.50%, 7/15/46		1,101	(1,181,505)
5.00%, 7/15/46		330	(367,166)
5.50%, 7/15/46		900	(1,011,234)
Total TBA Sale Commitments (Proceeds — $33,073,835) — (37.7)%			(33,236,486)
Total Investments Net of Options Written, Borrowed Bonds and TBA Sale Commitments — 113.3%			$99,711,498
Liabilities in Excess of Other Assets — (13.3)%			(11,699,604)

Net Assets — 100.0%			$88,011,894

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate as of period end.

(c)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$1,916,885	$ 9,407
BNP Paribas Securities Corp.	$(769,479)	$(5,240)
Citigroup Global Markets, Inc.	$920,313	$ 5,942
Credit Suisse Securities (USA) LLC	$(1,650,703)	$(4,589)
Daiwa Capital Markets America, Inc.	$736,637	$ 5,918
Deutsche Bank Securities, Inc.	$(208,618)	$(3,785)
Goldman Sachs & Co.	$3,908,215	$(3,476)
J.P. Morgan Securities LLC	$(391,268)	$(2,882)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$391,807	$(1,239)
Morgan Stanley & Co. LLC	$1,288,159	$ 3,159
Nomura Securities International, Inc.	$332,331	$ 433
RBC Capital Markets, LLC	$204,697	$ (96)
Wells Fargo Securities, LLC	$354,507	$ 629

(d)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(e)	The amount to be repurchased assumes the maturity will be the day after the period end.

(f)	During the six months ended June 30, 2016, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2015	Net Activity	Shares Held at June 30, 2016	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	1,354,283	5,329,681	6,683,964	$4,043

(g)	Current yield as of period end.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	7

Schedule of Investments (continued)	BlackRock U.S. Government Bond V.I. Fund

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Underlying Collateral	Remaining Contractual Maturity of the Agreements
BNP Paribas Securities Corp.	0.41%	5/03/16	Open	$1,564,833	$1,565,866	U.S. Treasury Obligations	Open/Demand	[1]
BNP Paribas Securities Corp.	0.42%	5/03/16	Open	3,161,250	3,163,389	U.S. Treasury Obligations	Open/Demand	[1]
Total				$4,726,083	$4,729,255

[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Long (Short)	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
1	Euro Dollar	September 2016	USD	248,388	$ 211
(5)	Euro-BTP Italian Government Bond	September 2016	USD	791,311	(6,918)
(6)	Euro-Bund	September 2016	USD	1,112,773	(3,023)
(19)	U.S. Treasury Bonds (30 Year)	September 2016	USD	3,274,531	(121,903)
(19)	U.S. Treasury Notes (10 Year)	September 2016	USD	2,526,703	2,776
(42)	U.S. Treasury Notes (2 Year)	September 2016	USD	9,211,781	(61,401)
51	U.S. Treasury Notes (5 Year)	September 2016	USD	6,230,367	96,723
7	U.S. Ultra Treasury Bonds	September 2016	USD	1,304,625	83,686
45	Euro Dollar	December 2016	USD	11,174,063	20,693
(44)	Euro Dollar	December 2017	USD	10,909,250	(37,672)
Total					$ (26,828)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
TRY	261,785	USD	90,000	Deutsche Bank AG	7/01/16	$ 985
TRY	261,412	USD	90,000	Morgan Stanley & Co. International PLC	7/01/16	856
USD	180,000	TRY	528,368	Morgan Stanley & Co. International PLC	7/01/16	(3,639)
BRL	24,164	USD	7,000	Goldman Sachs International	7/05/16	510
BRL	35,695	USD	10,000	Goldman Sachs International	7/05/16	1,094
BRL	43,536	USD	12,000	Goldman Sachs International	7/05/16	1,531
BRL	95,898	USD	26,600	HSBC Bank PLC	7/05/16	3,205
BRL	24,514	USD	7,000	JPMorgan Chase Bank N.A.	7/05/16	619
BRL	47,600	USD	14,000	Morgan Stanley & Co. International PLC	7/05/16	794
BRL	3,746	USD	1,039	Royal Bank of Scotland PLC	7/05/16	125
BRL	36,150	USD	10,000	Royal Bank of Scotland PLC	7/05/16	1,235
CAD	234,037	USD	180,000	Deutsche Bank AG	7/05/16	1,154
COP	24,165,600	USD	8,000	Credit Suisse International	7/05/16	264
EUR	162,934	USD	180,000	Morgan Stanley & Co. International PLC	7/05/16	850
EUR	180,000	USD	198,858	Morgan Stanley & Co. International PLC	7/05/16	936
GBP	131,251	USD	180,000	JPMorgan Chase Bank N.A.	7/05/16	(5,264)
JPY	18,434,070	USD	180,000	Goldman Sachs International	7/05/16	(1,460)
MXN	245,876	USD	13,435	JPMorgan Chase Bank N.A.	7/05/16	7

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock U.S. Government Bond V.I. Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MXN	364,258	USD	21,000	JPMorgan Chase Bank N.A.	7/05/16	$(1,086)
RUB	5,805,636	USD	90,000	Société Générale	7/05/16	665
RUB	5,812,910	USD	90,000	Société Générale	7/05/16	779
SEK	1,536,192	USD	180,000	BNP Paribas S.A.	7/05/16	1,608
USD	8,574	BRL	31,201	Goldman Sachs International	7/05/16	(1,123)
USD	14,000	BRL	46,830	Goldman Sachs International	7/05/16	(555)
USD	36,065	BRL	120,637	Goldman Sachs International	7/05/16	(1,429)
USD	14,000	BRL	47,474	Morgan Stanley & Co. International PLC	7/05/16	(755)
USD	15,000	BRL	52,425	Royal Bank of Scotland PLC	7/05/16	(1,294)
USD	90,000	CAD	115,116	Royal Bank of Scotland PLC	7/05/16	896
USD	90,000	CAD	115,390	State Street Bank and Trust Co.	7/05/16	683
USD	8,000	COP	25,139,120	Credit Suisse International	7/05/16	(596)
USD	90,000	EUR	79,552	Citibank N.A.	7/05/16	1,701
USD	90,000	EUR	79,704	Morgan Stanley & Co. International PLC	7/05/16	1,531
USD	199,340	EUR	180,000	Morgan Stanley & Co. International PLC	7/05/16	(453)
USD	90,000	GBP	61,208	HSBC Bank PLC	7/05/16	8,513
USD	90,000	GBP	61,241	Northern Trust Corp.	7/05/16	8,469
USD	90,000	JPY	9,387,759	Citibank N.A.	7/05/16	(924)
USD	90,000	JPY	9,414,706	Morgan Stanley & Co. International PLC	7/05/16	(1,185)
USD	8,935	MXN	166,036	Citibank N.A.	7/05/16	(142)
USD	10,500	MXN	191,034	Goldman Sachs International	7/05/16	56
USD	15,000	MXN	274,515	JPMorgan Chase Bank N.A.	7/05/16	(8)
USD	180,000	RUB	11,835,000	Morgan Stanley & Co. International PLC	7/05/16	(5,077)
USD	90,000	SEK	745,058	Barclays Bank PLC	7/05/16	1,919
USD	90,000	SEK	742,181	Deutsche Bank AG	7/05/16	2,260
BRL	304,425	USD	90,000	Goldman Sachs International	7/06/16	4,585
BRL	305,505	USD	90,000	Royal Bank of Scotland PLC	7/06/16	4,921
COP	118,200,000	USD	40,000	BNP Paribas S.A.	7/06/16	409
COP	119,340,000	USD	40,000	BNP Paribas S.A.	7/06/16	799
COP	149,060,000	USD	50,000	Credit Suisse International	7/06/16	960
COP	147,800,000	USD	50,000	HSBC Bank PLC	7/06/16	529
EUR	12,801	RUB	920,001	Deutsche Bank AG	7/06/16	(154)
MXN	223,253	USD	12,000	Morgan Stanley & Co. International PLC	7/06/16	204
MXN	73,934	USD	4,000	State Street Bank and Trust Co.	7/06/16	42
RUB	970,501	EUR	12,801	Deutsche Bank AG	7/06/16	943
RUB	866,450	USD	13,000	Deutsche Bank AG	7/06/16	527
RUB	876,200	USD	13,000	Deutsche Bank AG	7/06/16	680
USD	180,000	BRL	621,000	Morgan Stanley & Co. International PLC	7/06/16	(12,945)
USD	35,000	COP	104,475,000	BNP Paribas S.A.	7/06/16	(717)
USD	80,000	COP	239,791,200	Credit Suisse International	7/06/16	(1,978)
USD	30,000	COP	89,700,000	HSBC Bank PLC	7/06/16	(666)
USD	35,000	COP	104,475,000	Royal Bank of Scotland PLC	7/06/16	(717)
USD	16,000	MXN	298,691	Citibank N.A.	7/06/16	(328)
USD	13,000	RUB	853,034	BNP Paribas S.A.	7/06/16	(318)
USD	13,000	RUB	841,750	Deutsche Bank AG	7/06/16	(142)
MXN	221,845	USD	12,000	Goldman Sachs International	7/07/16	126
MXN	493,906	USD	25,965	Goldman Sachs International	7/07/16	1,032
USD	4,000	MXN	74,855	Deutsche Bank AG	7/07/16	(92)
USD	25,965	MXN	484,966	Deutsche Bank AG	7/07/16	(543)

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	9

Schedule of Investments (continued)	BlackRock U.S. Government Bond V.I. Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	4,000	MXN	74,883	Royal Bank of Scotland PLC	7/07/16	$ (93)
USD	4,000	MXN	74,832	UBS AG	7/07/16	(90)
TRY	26,148	USD	9,000	Morgan Stanley & Co. International PLC	7/08/16	72
USD	9,000	TRY	26,146	BNP Paribas S.A.	7/08/16	(71)
USD	7,700	ZAR	122,187	Citibank N.A.	7/08/16	(582)
USD	9,965	ZAR	158,208	Citibank N.A.	7/08/16	(759)
USD	19,250	ZAR	305,413	HSBC Bank PLC	7/08/16	(1,452)
ZAR	248,010	USD	16,200	BNP Paribas S.A.	7/08/16	611
ZAR	161,641	USD	10,800	Goldman Sachs International	7/08/16	157
ZAR	150,637	USD	9,915	Morgan Stanley & Co. International PLC	7/08/16	296
CNH	200,235	USD	30,000	BNP Paribas S.A.	7/11/16	29
IDR	1,195,200,000	USD	90,000	JPMorgan Chase Bank N.A.	7/11/16	304
IDR	1,195,470,000	USD	90,000	Standard Chartered Bank	7/11/16	325
USD	180,000	IDR	2,426,400,000	Standard Chartered Bank	7/11/16	(3,329)
INR	1,075,520	USD	16,000	JPMorgan Chase Bank N.A.	7/13/16	(103)
USD	16,000	INR	1,091,680	Standard Chartered Bank	7/13/16	(136)
USD	10,000	ZAR	148,850	BNP Paribas S.A.	7/13/16	(79)
USD	10,000	ZAR	147,377	Morgan Stanley & Co. International PLC	7/13/16	21
ZAR	149,774	USD	10,000	Citibank N.A.	7/13/16	142
ZAR	151,441	USD	10,000	Goldman Sachs International	7/13/16	255
CAD	12,329	USD	9,500	Deutsche Bank AG	7/14/16	43
CAD	12,263	USD	9,500	Royal Bank of Canada	7/14/16	(7)
CAD	6,171	USD	4,750	Royal Bank of Scotland PLC	7/14/16	27
EUR	15,000	USD	16,953	Royal Bank of Scotland PLC	7/14/16	(298)
JPY	1,715,375	USD	16,000	Citibank N.A.	7/14/16	619
JPY	1,072,018	USD	10,000	Standard Chartered Bank	7/14/16	386
KRW	6,016,400	USD	5,200	Morgan Stanley & Co. International PLC	7/14/16	23
KRW	3,039,400	USD	2,600	Standard Chartered Bank	7/14/16	38
MYR	32,606	USD	8,000	JPMorgan Chase Bank N.A.	7/14/16	80
RUB	717,283	USD	11,000	BNP Paribas S.A.	7/14/16	174
RUB	1,377,653	USD	21,000	BNP Paribas S.A.	7/14/16	462
RUB	1,384,110	USD	21,000	Deutsche Bank AG	7/14/16	562
USD	9,500	CAD	12,170	Morgan Stanley & Co. International PLC	7/14/16	80
USD	17,067	EUR	15,000	Morgan Stanley & Co. International PLC	7/14/16	412
USD	26,000	JPY	2,775,364	Royal Bank of Scotland PLC	7/14/16	(888)
USD	13,000	KRW	15,119,650	JPMorgan Chase Bank N.A.	7/14/16	(125)
USD	18,900	RUB	1,219,239	Deutsche Bank AG	7/14/16	(94)
USD	10,500	RUB	701,400	Morgan Stanley & Co. International PLC	7/14/16	(427)
USD	11,000	RUB	710,710	Société Générale	7/14/16	(72)
USD	16,000	TWD	515,760	JPMorgan Chase Bank N.A.	7/14/16	7
USD	9,093	MXN	168,812	Bank of America N.A.	7/19/16	(123)
USD	9,507	MXN	176,246	Bank of America N.A.	7/19/16	(116)
TRY	44,554	USD	15,200	HSBC Bank PLC	7/22/16	204
TRY	22,446	USD	7,600	Royal Bank of Scotland PLC	7/22/16	161
USD	22,800	TRY	66,296	Citibank N.A.	7/22/16	(122)
MXN	113,730	USD	6,000	BNP Paribas S.A.	7/28/16	204
BRL	47,193	USD	14,000	Goldman Sachs International	8/02/16	536
BRL	121,571	USD	36,065	Goldman Sachs International	8/02/16	1,382
EUR	7,600	RUB	553,052	Deutsche Bank AG	8/16/16	(90)

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock U.S. Government Bond V.I. Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	15,000	USD	17,005	Deutsche Bank AG	8/16/16	$ (330)
EUR	9,450	USD	10,487	JPMorgan Chase Bank N.A.	8/16/16	18
JPY	2,772,673	USD	26,000	Royal Bank of Scotland PLC	8/16/16	890
MXN	166,721	USD	8,935	Citibank N.A.	8/16/16	141
MXN	228,688	USD	12,000	Deutsche Bank AG	8/16/16	449
MXN	486,970	USD	25,965	Deutsche Bank AG	8/16/16	545
MXN	225,039	USD	12,000	Royal Bank of Scotland PLC	8/16/16	251
RUB	559,497	EUR	7,600	Deutsche Bank AG	8/16/16	190
RUB	1,000,200	USD	15,000	Deutsche Bank AG	8/16/16	443
RUB	1,341,360	USD	20,700	Deutsche Bank AG	8/16/16	10
USD	10,419	EUR	9,450	Royal Bank of Scotland PLC	8/16/16	(86)
USD	16,971	EUR	15,000	Royal Bank of Scotland PLC	8/16/16	296
USD	3,000	JPY	308,604	BNP Paribas S.A.	8/16/16	7
USD	10,000	JPY	1,027,400	BNP Paribas S.A.	8/16/16	36
USD	3,000	JPY	308,355	Goldman Sachs International	8/16/16	9
USD	10,000	JPY	1,028,600	Morgan Stanley & Co. International PLC	8/16/16	24
USD	12,000	MXN	229,179	Citibank N.A.	8/16/16	(476)
USD	9,900	MXN	185,629	Goldman Sachs International	8/16/16	(205)
USD	12,000	MXN	222,727	Goldman Sachs International	8/16/16	(125)
USD	4,000	MXN	74,239	State Street Bank and Trust Co.	8/16/16	(41)
USD	20,700	RUB	1,382,243	Deutsche Bank AG	8/16/16	(641)
USD	15,000	RUB	978,000	JPMorgan Chase Bank N.A.	8/16/16	(100)
AUD	661,000	USD	488,727	Bank of America N.A.	9/21/16	2,739
AUD	580,000	USD	429,171	Morgan Stanley & Co. International PLC	9/21/16	2,070
USD	912,092	AUD	1,241,000	State Street Bank and Trust Co.	9/21/16	(10,616)
USD	286,000	SAR	1,090,804	BNP Paribas S.A.	11/23/16	(3,730)
USD	213,000	SAR	809,507	Citibank N.A.	11/23/16	(2,014)
USD	290,000	SAR	1,105,480	Citibank N.A.	11/23/16	(3,628)
Total						$ 94

Exchange-Traded Options Purchased

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
U.S. Treasury Notes (10 Year) Futures	Put	7/22/16	USD	132.00	12	$3,187
U.S. Treasury Notes (10 Year) Futures	Put	7/22/16	USD	130.50	10	781
Total						$3,968

OTC Barrier Options Purchased

Description	Put/ Call	Type of Option	Counterparty	Expiration Date	Strike Price		Barrier Price		Notional Amount (000)		Value
USD Currency	Call	Up-and-out	Deutsche Bank AG	7/07/16	CNH	6.62	CNH	6.88	USD	30	$244
GBP Currency	Put	Down-and-Out	BNP Paribas S.A.	7/27/16	USD	1.34	USD	1.25	GBP	419	4,532
Total											$4,776

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	11

Schedule of Investments (continued)	BlackRock U.S. Government Bond V.I. Fund

OTC Options Purchased

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
USD Currency	Call	Citibank N.A.	7/01/16	MXN	17.65	USD	21	$925
USD Currency	Call	Morgan Stanley Capital Services LLC	7/01/16	TRY	2.95	USD	38	—
USD Currency	Call	UBS AG	7/01/16	RUB	64.50	USD	32	36
USD Currency	Call	BNP Paribas S.A.	7/08/16	ZAR	15.00	USD	31	149
USD Currency	Call	Goldman Sachs Bank USA	7/12/16	CAD	1.29	USD	19	204
USD Currency	Call	Goldman Sachs International	7/18/16	MXN	19.25	USD	28	92
USD Currency	Call	UBS AG	7/18/16	MXN	19.25	USD	16	53
USD Currency	Call	UBS AG	7/18/16	MXN	19.00	USD	12	66
USD Currency	Call	Deutsche Bank AG	8/05/16	JPY	106.00	USD	21	99
USD Currency	Call	BNP Paribas S.A.	8/16/16	SAR	3.78	USD	440	642
USD Currency	Call	Citibank N.A.	8/16/16	SAR	3.78	USD	445	649
USD Currency	Put	JPMorgan Chase Bank N.A.	7/15/16	MXN	18.50	USD	82	1,139
USD Currency	Put	JPMorgan Chase Bank N.A.	7/15/16	MXN	18.30	USD	31	270
GBP Currency	Put	Deutsche Bank AG	7/27/16	USD	1.45	GBP	16	1,871
GBP Currency	Put	HSBC Bank PLC	7/27/16	USD	1.35	GBP	16	489
Total								$6,684

Exchange-Traded Options Written

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
U.S. Treasury Notes (10 Year) Futures	Call	07/22/16	USD	135.00	12	$(1,500)

OTC Options Written

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
USD Currency	Call	JPMorgan Chase Bank N.A.	7/18/16	MXN	19.25	USD	16	$(53)
USD Currency	Call	JPMorgan Chase Bank N.A.	7/18/16	MXN	19.25	USD	28	(92)
GBP Currency	Put	Deutsche Bank AG	7/27/16	USD	1.35	GBP	16	(489)
GBP Currency	Put	HSBC Bank PLC	7/27/16	USD	1.45	GBP	16	(1,871)
Total								$(2,505)

OTC Interest Rate Swaptions Written

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
10-Year Interest Rate Swap	Deutsche Bank AG	Call	1.50%	Pay	3-month LIBOR	2/09/18	USD	190	$ (6,493)
2-Year Interest Rate Swap	Deutsche Bank AG	Call	0.90%	Pay	3-month LIBOR	4/05/18	USD	2,300	(14,074)
2-Year Interest Rate Swap	Deutsche Bank AG	Call	0.80%	Pay	3-month LIBOR	4/12/18	USD	5,650	(29,930)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	2.50%	Receive	3-month LIBOR	2/09/18	USD	190	(2,049)
2-Year Interest Rate Swap	Deutsche Bank AG	Put	1.90%	Receive	3-month LIBOR	4/05/18	USD	2,300	(4,221)
2-Year Interest Rate Swap	Deutsche Bank AG	Put	1.80%	Receive	3-month LIBOR	4/12/18	USD	5,650	(12,545)
Total									$(69,312)

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock U.S. Government Bond V.I. Fund

Centrally Cleared Interest Rate Swaps

Fixed Rate	Floating Rate	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.26%[1]	3-month LIBOR	N/A	1/12/17	USD	4,812	$(37,309)
1.37%[1]	3-month LIBOR	10/05/16[2]	11/30/20	USD	2,470	(42,119)
1.44%[1]	3-month LIBOR	6/15/20[2]	6/14/21	USD	4,640	(4,188)
1.51%[1]	3-month LIBOR	6/14/20[2]	6/14/21	USD	4,600	(7,162)
3.26%[3]	3-month LIBOR	N/A	11/18/24	USD	700	20,467
2.13%[3]	3-month LIBOR	N/A	8/25/25	USD	15	1,175
2.38%[1]	3-month LIBOR	N/A	4/24/45	USD	135	(17,840)
2.39%[1]	3-month LIBOR	N/A	4/24/45	USD	130	(17,511)
2.83%[3]	3-month LIBOR	N/A	7/10/45	USD	265	66,204
Total						$(38,283)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Forward swap.

[3]	Fund pays the floating rate and receives the fixed rate.

OTC Interest Rate Swaps

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
6.32%[1]	28-day MXIBTIIE	Goldman Sachs International	8/06/25	MXN	640	$ 829	$(3)	$ 832
6.31%[2]	28-day MXIBTIIE	Deutsche Bank AG	8/11/25	MXN	810	(988)	4	(992)
Total						$(159)	$ 1	$(160)

[1]	Fund pays the floating rate and receives the fixed rate.

[2]	Fund pays the fixed rate and receives the floating rate.

Transactions in Options Written for the Six Months Ended June 30, 2016

	Calls			Puts
		Notional (000)			Notional (000)
	Contracts	USD	Premiums Received	Contracts	GBP	USD	Premiums Received

Outstanding options, beginning of period	—	900	$ 35,730	—	—	900	$ 35,730
Options written	69	9,407	108,971	—	32	9,351	73,286
Options closed	(57)	(2,123)	(94,463)	—	—	(2,111)	(66,480)

Outstanding options, end of period	12	8,184	$ 50,238	—	32	8,140	$ 42,536

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	13

Schedule of Investments (continued)	BlackRock U.S. Government Bond V.I. Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$204,089	—	$204,089
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$74,732	—	—	74,732
Options purchased	Investments at value — unaffiliated[2]	—	—	—	11,460	3,968	—	15,428
Swaps — OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	—	—	836	—	836
Swaps — centrally cleared	Net unrealized appreciation[1]	—	—	—	—	87,846	—	87,846

Total		—	—	—	$86,192	$296,739	—	$382,931

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$230,917	—	$230,917
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$74,638		—	74,638
Options written	Options written at value	—	—	—	2,505	70,812	—	73,317
Swaps — OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	—	—	—	995	—	995
Swaps — centrally cleared	Net unrealized depreciation[1]	—	—	—	—	126,129	—	126,129

Total		—	—	—	$77,143	$428,853	—	$505,996

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

For the six months ended June 30, 2016, the effect of derivative financial instruments in the Statement of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$196,867	—	$196,867
Foreign currency transactions	—	—	—	$(874)	—	—	(874)
Options purchased[1]	—	—	—	12,932	(46,028)	—	(33,096)
Options written	—	—	—	—	(70,591)	—	(70,591)
Swaps	—	—	—	—	(394,276)	—	(394,276)

Total	—	—	—	$12,058	$(314,028)	—	$(301,970)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(7,725)	—	$(7,725)
Foreign currency translations	—	—	—	$(3,758)	—	—	(3,758)
Options purchased[2]	—	—	—	(8,725)	694	—	(8,031)
Options written	—	—	—	15	45,543	—	45,558
Swaps	—	—	—	—	100,465	—	100,465

Total	—	—	—	$(12,468)	$138,977	—	$126,509

[1]	Options purchased are included in net realized gain (loss) from investments.

[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock U.S. Government Bond V.I. Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$21,562,072
Average notional value of contracts — short	$25,366,052
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$3,360,997
Average amounts sold — in USD	$2,167,803
Options:
Average value of option contracts purchased	$24,950
Average value of option contracts written	$14,564
Average notional value of swaption contracts written	$9,530,000
Interest rate swaps:
Average notional value — pays fixed rate	$13,435,211
Average notional value — receives fixed rate	$1,579,027

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$21,230		$20,361
Forward foreign currency exchange contracts	74,732		74,638
Options	15,428	[1]	73,317
Swaps — centrally cleared	—		811
Swaps — OTC[2]	836		995

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$112,226		$170,122
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(25,198)		(22,672)

Total derivative assets and liabilities subject to an MNA	$87,028		$147,450

[1]	Includes options purchased at value which is included in Investments at value - unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.

[2]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statement of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a Master Netting Agreement (“MNA”) and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$ 2,739	$ (239)	—	—	$ 2,500
Barclays Bank PLC	1,919	—	—	—	1,919
BNP Paribas S.A.	9,662	(4,915)	—	—	4,747
Citibank N.A.	4,177	(4,177)	—	—	—
Credit Suisse International	1,224	(1,224)	—	—	—
Deutsche Bank AG	11,009	(11,009)	—	—	—
Goldman Sachs Bank USA	204	—	—	—	204
Goldman Sachs International	12,197	(4,900)	—	—	7,297
HSBC Bank PLC	12,940	(3,989)	—	—	8,951
JPMorgan Chase Bank N.A.	2,444	(2,444)	—	—	—
Morgan Stanley & Co. International PLC	8,169	(8,169)	—	—	—
Northern Trust Corp.	8,469	—	—	—	8,469
Royal Bank of Scotland PLC	8,802	(3,376)	—	—	5,426
Société Générale	1,444	(72)	—	—	1,372
Standard Chartered Bank	749	(749)	—	—	—
State Street Bank and Trust Co.	725	(725)	—	—	—
UBS AG	155	(90)	—	—	65

Total	$87,028	$(46,078)	—	—	$40,950

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	15

Schedule of Investments (continued)	BlackRock U.S. Government Bond V.I. Fund

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Bank of America N.A.	$ 239	$ (239)	—	—	—
BNP Paribas S.A.	4,915	(4,915)	—	—	—
Citibank N.A.	8,975	(4,177)	—	—	$ 4,798
Credit Suisse International	2,574	(1,224)	—	—	1,350
Deutsche Bank AG	72,879	(11,009)	—	—	61,870
Goldman Sachs International	4,900	(4,900)	—	—	—
HSBC Bank PLC	3,989	(3,989)	—	—	—
JPMorgan Chase Bank N.A.	6,831	(2,444)	—	—	4,387
Morgan Stanley & Co. International PLC	24,481	(8,169)	—	—	16,312
Royal Bank of Canada	7	—	—	—	7
Royal Bank of Scotland PLC	3,376	(3,376)	—	—	—
Société Générale	72	(72)	—	—	—
Standard Chartered Bank	3,465	(749)	—	—	2,716
State Street Bank and Trust Co.	10,657	(725)	—	—	9,932
UBS AG	90	(90)	—	—	—

Total	$147,450	$(46,078)	—	—	$101,372

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$2,745,436	$993,450	$3,738,886
Non-Agency Mortgage-Backed Securities	—	4,825,007	—	4,825,007
U.S. Government Sponsored Agency Securities	—	78,762,121	—	78,762,121
U.S. Treasury Obligations	—	39,004,517	—	39,004,517
Short-Term Securities:
Borrowed Bond Agreements	—	1,024,505	—	1,024,505
Money Market Funds	$.6,683,964	—	—	6,683,964
Options Purchased:
Foreign currency exchange contracts	—	11,460	—	11,460
Interest rate contracts	3,968	—	—	3,968
Liabilities:
Investments:
Borrowed Bonds	—	(1,033,127)	—	(1,033,127)
TBA Sale Commitments	—	(33,236,486)	—	(33,236,486)

Total	$6,687,932	$92,103,433	$993,450	$99,784,815

Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$74,732	—	$74,732
Interest rate contracts	$204,089	88,678	—	292,767
Liabilities:
Foreign currency exchange contracts	—	(77,143)	—	(77,143)
Interest rate contracts	(232,417)	(196,433)	—	(428,850)

Total	$(28,328)	$(110,166)	—	$(138,494)

[1]

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

See Notes to Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Schedule of Investments (concluded)	BlackRock U.S. Government Bond V.I. Fund

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$72,087	—	—	$72,087
Cash pledged:
Futures contracts	94,710	—	—	94,710
Centrally cleared swaps	44,940	—	—	44,940
Liabilities:
Cash received as collateral for reverse repurchase agreements	—	$(278,000)	—	(278,000)
Reverse repurchase agreements	—	(4,729,255)	—	(4,729,255)

Total	$211,737	$(5,007,255)	—	$(4,795,518)

During the six months ended June 30, 2016, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Non-Agency Mortgage-Backed Securities	Total
Assets:
Opening Balance, as of December 31, 2015	$1,483,775	$ 75,070	$1,558,845
Transfers into Level 3	—	—	—
Transfers out of Level 3	(498,125)	(75,070)	(573,195)
Accrued discounts/premiums	299	—	299
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation (depreciation)[1,2]	7,501	—	7,501
Purchases	—		—
Sales	—	—	—

Closing Balance, as of June 30, 2016	$993,450	—	$993,450

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2016[2]	$7,501	—	$7,501

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2016 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	17

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)	BlackRock U.S. Government Bond V.I. Fund

Assets
Investments at value — unaffiliated (cost — $124,803,156)	$127,370,464
Investments at value — affiliated (cost — $6,683,964)	6,683,964
Cash pledged:
Centrally cleared swaps	44,940
Futures contracts	94,710
Foreign currency at value (cost — $71,241)	72,087
Receivables:
Investments sold	95,463
TBA sale commitments	33,073,835
Dividends — affiliated	1,560
Interest	378,956
From the Manager	28,097
Principal paydowns	6,102
Swap premiums paid	4
Unrealized appreciation on:
Forward foreign currency exchange contracts	74,732
OTC swaps	832
Variation margin receivable on futures contracts	21,230
Prepaid expenses	190
Other assets	29,534

Total assets	167,976,700

Liabilities
Cash received as collateral for reverse repurchase agreements	278,000
Borrowed bonds at value (proceeds — $1,009,340)	1,033,127
Options written at value (premiums received — $92,774)	73,317
TBA sale commitments at value (proceeds — $33,073,835)	33,236,486
Reverse repurchase agreements	4,729,255
Payables:
Investments purchased	40,163,367
Capital shares redeemed	76,787
Distribution fees	1,143
Income dividends	122,734
Interest expense	4,380
Investment advisory fees	30,781
Officer’s and Directors’ fees	2,556
Other accrued expenses	115,609
Other affiliates	459
Swap premiums received	3
Unrealized depreciation on:
Forward foreign currency exchange contracts	74,638
OTC swaps	992
Variation margin payable on futures contracts	20,361
Variation margin payable on centrally cleared swaps	811

Total liabilities	79,964,806

Net Assets	$88,011,894

Net Assets Consist of
Paid-in capital	$89,215,547
Undistributed net investment income	106,876
Accumulated net realized loss	(3,676,068)
Net unrealized appreciation (depreciation)	2,365,539

Net Assets	$88,011,894

Net Asset Value
Class I — Based on net assets of $81,934,401 and 7,755,041 shares outstanding, 300 million shares authorized, $0.10 par value	$10.57

Class III — Based on net assets of $6,077,493 and 575,622 shares outstanding, 100 million shares authorized, $0.10 par value	$10.56

See Notes to Financial Statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)	BlackRock U.S. Government Bond V.I. Fund

Investment Income:
Interest	$1,020,005
Dividends — affiliated	4,043

Total income	1,024,048

Expenses:
Investment advisory	217,669
Transfer agent	2,384
Transfer agent — Class Specific	84,693
Professional	28,633
Custodian	32,229
Accounting Services	11,861
Officer and Directors	10,187
Printing	7,088
Distribution — Class Specific	6,334
Miscellaneous	7,524

Total expenses excluding interest expense	408,602
Interest expense	36,508

Total expenses	445,110
Less:
Fees waived by the Manager	(16,402)
Transfer agent fees reimbursed — Class Specific	(83,270)

Total expenses after fees waived and reimbursed	345,438

Net investment income	678,610

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	576,081
Futures contracts	196,867
Options written	(70,591)
Swaps	(394,276)
Foreign currency transactions	(6,985)
Borrowed bonds	(23,985)

277,111

Net change in unrealized appreciation (depreciation) on:
Investments	2,600,056
Futures contracts	(7,725)
Options written	45,558
Borrowed bonds	(26,431)
Swaps	100,465
Foreign currency translations	(2,724)

2,709,199

Net realized and unrealized gain	2,986,310

Net Increase in Net Assets Resulting from Operations	$3,664,920

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	19

Statements of Changes in Net Assets	BlackRock U.S. Government Bond V.I. Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

Operations
Net investment income	$678,610	$1,255,888
Net realized gain	277,111	497,713
Net change in unrealized appreciation (depreciation)	2,709,199	(1,307,223)

Net increase in net assets resulting from operations	3,664,920	446,378

Distributions to Shareholders[1]
From net investment income:
Class I	(792,490)	(1,748,149)
Class III	(41,567)	(31,059)

Decrease in net assets resulting from distributions to shareholders	(834,057)	(1,779,208)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	270,562	(7,481,244)

Net Assets
Total increase (decrease) in net assets	3,101,425	(8,814,074)
Beginning of period	84,910,469	93,724,543

End of period	$88,011,894	$84,910,469

Undistributed net investment income, end of period	$106,876	$262,323

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Financial Highlights	BlackRock U.S. Government Bond V.I. Fund

	Class I
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31,
		2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$10.23	$10.39	$10.04	$10.71	$10.76	$10.45

Net investment income[1]	0.08	0.15	0.19	0.13	0.23	0.29
Net realized and unrealized gain (loss)	0.36	(0.10)	0.39	(0.48)	0.03	0.36

Net increase (decrease) from investment operations	0.44	0.05	0.58	(0.35)	0.26	0.65

Distributions:[2]
From net investment income	(0.10)	(0.21)	(0.23)	(0.25)	(0.27)	(0.34)
From net realized gain	—	—	—	(0.07)	(0.04)	—

Total distributions	(0.10)	(0.21)	(0.23)	(0.32)	(0.31)	(0.34)

Net asset value, end of period	$10.57	$10.23	$10.39	$10.04	$10.71	$10.76

Total Return[3]
Based on net asset value	4.32%[4]	0.45%	5.87%	(3.25)%	2.41%	6.31%

Ratios to Average Net Assets
Total expenses	1.01%[5]	0.96%	0.89%	0.90%	0.83%	0.66%

Total expenses after fees waived and/or reimbursed	0.78%[5]	0.73%	0.69%	0.69%	0.69%	0.66%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.69%[5]	0.70%	0.66%	0.68%	0.68%	0.66%

Net investment income	1.58%[5]	1.41%	1.88%	1.24%	2.13%	2.80%

Supplemental Data
Net assets, end of period (000)	$81,934	$83,016	$92,975	$103,218	$130,938	$145,886

Portfolio turnover rate[6]	637%	1,581%	1,388%	1,956%	1,529%	2,601%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover is as follows:

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31,
		2015	2014	2013	2012	2011

Portfolio turnover rate (excluding MDRs)	423%	991%	956%	1,415%	1,119%	1,825%

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	21

Financial Highlights (concluded)	BlackRock U.S. Government Bond V.I. Fund

	Class III
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31,		Period July 15, 2013[1] to December 31, 2013	Period January 1, 2013 to July 9, 2013[2]	Period May 9, 2012[1] to December 31, 2012
		2015	2014

Per Share Operating Performance
Net asset value, beginning of period	$10.22	$10.39	$10.04	$10.19	$10.71	$10.77

Net investment income[3]	0.06	0.13	0.17	0.11	0.01	0.08
Net realized and unrealized gain (loss)	0.37	(0.12)	0.38	(0.09)	(0.38)	0.05

Net increase (decrease) from investment operations	0.43	0.01	0.55	0.02	(0.37)	0.13

Distributions:[4]
From net investment income	(0.09)	(0.18)	(0.20)	(0.10)	(0.15)	(0.15)
From net realized gain	—	—	—	(0.07)	—	(0.04)

Total distributions	(0.09)	(0.18)	(0.20)	(0.17)	(0.15)	(0.19)

Net asset value, end of period	$10.56	$10.22	$10.39	$10.04	$10.19	$10.71

Total Return[5]
Based on net asset value	4.17%[6]	0.08%	5.56%	0.26%[6]	(3.60)%[6]	1.24%	[6]

Ratios to Average Net Assets
Total expenses	1.16%[7]	1.11%	1.09%	0.86%[7]	1.66%[7]	1.14%	[7]

Total expenses after fees waived and/or reimbursed	1.09%[7]	1.00%	1.00%	0.85%[7]	0.85%[7]	1.01%	[7]

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.00%[7]	0.97%	0.98%	0.84%[7]	0.85%[7]	0.99%	[7]

Net investment income	1.22%[7]	1.27%	1.63%	2.30%[7]	0.25%[7]	1.20%	[7]

Supplemental Data
Net assets, end of period (000)	$6,077	$1,894	$750	$225	— [2]	$29

Portfolio turnover rate[8]	637%	1,581%	1,388%	1,956%	1,956%	1,529%

[1]	Recommencement of operations.

[2]	There were no Class III Shares outstanding from July 9, 2013 to July 14, 2013. On July 15, 2013, operations recommenced.

[3]	Based on average shares outstanding.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Annualized.

[8]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover is as follows:

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31,		Period July 15, 2013 to December 31, 2013	Period January 1, 2013 to July 9, 2013	Period May 9, 2012 to December 31, 2012
		2015	2014

Portfolio turnover rate (excluding MDRs)	423%	991%	956%	1,415%	1,415%	1,119%

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Financial Statements (Unaudited)	BlackRock U.S. Government Bond V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock U.S. Government Bond V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares recommenced on May 9, 2012, were redeemed on July 9, 2013 and recommenced on July 15, 2013.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written and swaps), or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund have an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	23

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

•	Investments in open-end U.S. mutual funds are valued at net asset value each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 – other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for the Fund’s investments and derivative financial instruments have been included in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Fund may subsequently have to reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	25

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, the Fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, TBA commitments may be entered into by the Fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by the Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Typically, the Fund is permitted to sell, repledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to the Fund are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, the Fund borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and the Fund at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. The Fund may also experience delays in gaining access to the collateral.

26	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker-dealers in which the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. The Fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, the Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If the Fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, the Fund would still be required to pay the full repurchase price. Further, the Fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, the Fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Fund to the counterparties are recorded as a component of interest expense in the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

For the six months ended June 30, 2016, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Fund were $15,927,557 and 0.31%, respectively.

Borrowed bond agreements and reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (each, an “MRA”), which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. With reverse repurchase transactions, typically the Fund and the counterparty under the MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of the Fund’s open borrowed bond agreements and reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Borrowed Bond Agreements[1]	Reverse Repurchase Agreements	Borrowed Bonds at Value Including Accrued Interest[2]	Net Amount before Collateral	Cash Collateral Received	Non-cash Collateral Pledged	Net Collateral (Received)/ Pledged[3]	Net Exposure Due (to)/from Counterparty[4]
BNP Paribas Securities Corp.	$1,003,190	$(4,729,255)	$(1,016,206)	$(4,742,271)	$(263,004)	$5,005,275	$4,742,271	—
J.P. Morgan Securities LLC	21,315	—	(21,301)	14	—	—	—	$14

Total	$1,024,505	$(4,729,255)	$(1,037,507)	$(4,742,257)	$(263,004)	$5,005,275	$4,742,271	$14

[1]	Included in Investments at value-unaffiliated in the Statement of Assets and Liabilities.

[2]	Includes accrued interest on borrowed bonds in the amount of $4,380 which is shown as interest expense payable in the Statement of Assets and Liabilities.

[3]

Net collateral with a value of $4,727,275 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[4]	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

5. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	27

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

Futures Contracts: The Fund invests in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to gain or reduce exposure, to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked to market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value – unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

•

Swaptions — The Fund purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign Currency options — The Fund purchases and writes foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

28	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: The Fund enters into swap contracts to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).
For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•

Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

•	Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	29

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee which is determined by calculating a percentage of the Fund’s average daily net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage, based on the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.50%
$1 Billion — $3 Billion	0.47%
$3 Billion — $5 Billion	0.45%
$5 Billion — $10 Billion	0.44%
Greater than $10 Billion	0.43%

30	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

Distribution Fees

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

For the six months ended June 30, 2016, the class specific distribution fees borne directly by Class III is $6,334.

Transfer Agent

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as Transfer agent — class specific. For the six months ended June 30, 2016, the Fund paid the following amounts to affiliates in return for these services, which is included in transfer agent — class specific in the Statement of Operations:

Class I	Class III	Total
$82,390	$2,303	$84,693

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

Expense Limitations, Waivers and Reimbursements

The Manager, with respect to the Fund, contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows:

Class I	1.25%
Class III	1.50%

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2017 unless approved by the Board, including a majority of the Independent Directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a majority of the outstanding voting securities of the Fund.

The Manager, with respect to the Fund, has agreed to voluntarily waive 0.10% of its investment advisory fee. Prior to June 15, 2016, the voluntary waiver was 0.03%. This voluntary waiver may be reduced or discontinued at any time without notice. For the six months ended June 30, 2016, the Manager waived $15,744, which is included in fees waived by the Manager in the Statement of Operations.

The Manager, with respect to the Fund, voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is included in fees waived by the Manager in the Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. For the six months ended June 30, 2016, the amount waived was $658.

The Manager has contractually agreed to reimburse transfer agent fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.00%
Class III	0.06%

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2017 unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund.

These amounts waived and/or reimbursed are included in fees waived by the Manager, and shown as transfer agent fees reimbursed — class specific in the Statement of Operations. Class specific expense waivers and/or reimbursements are as follows:

	Class I	Class III	Total
Transfer Agent Fees Reimbursed	$82,390	$880	$83,270

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	31

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

For the six months ended June 30, 2016, the Fund reimbursed the Manager $456 for certain accounting services, which is included in accounting services in the Statement of Operations.

Officers and Directors

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

7. Purchases and Sales:

For the six months ended June 30, 2016, purchases and sales of investments, including paydowns and mortgage dollar rolls and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$539,098,539	$585,149,134
U.S. Government Securities	$72,807,917	$66,675,276

For the six months ended June 30, 2016, purchases and sales related to mortgage dollar rolls were $205,499,901 and $205,533,312, respectively.

8. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2015. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of December 31, 2015, the Fund had a capital loss carryforward of $3,685,849 available to offset future realized capital gains. This amount is not subject to expiration.

As of June 30, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$131,654,071

Gross unrealized appreciation	$2,560,233
Gross unrealized depreciation	(159,876)

Net unrealized appreciation	$2,400,357

9. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2016, the Fund did not borrow under the credit agreement.

32	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

10. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy; the overall market and local, regional or global political or/and social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially exposes the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss of the amount in the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased, futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a prorata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

Class I	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Shares sold	181,568	$ 1,895,028	446,716	$ 4,605,226
Shares issued in reinvestment of distributions	79,661	826,412	170,922	1,774,199
Shares redeemed	(622,574)	(6,483,871)	(1,451,715)	(15,051,324)

Net decrease	(361,345)	$(3,762,431)	(834,077)	$ (8,671,899)

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	33

Notes to Financial Statements (concluded)	BlackRock U.S. Government Bond V.I. Fund

Class III	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Shares sold	578,064	$ 5,987,548	453,676	$ 4,699,960
Shares issued in reinvestment of distributions	3,754	38,980	2,638	27,289
Shares redeemed	(191,535)	(1,993,535)	(343,153)	(3,536,594)

Net increase	390,283	$ 4,032,993	113,161	$ 1,190,655

Total Net Increase (Decrease)	28,938	$ 270,562	(720,916)	$(7,481,244)

At June 30, 2016, 1,963 Class III Shares of the Fund were owned by BlackRock HoldCo 2, Inc., an affiliate of the Fund.

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

34	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

JUNE 30, 2016

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶   BlackRock Value Opportunities V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of June 30, 2016	BlackRock Value Opportunities V.I. Fund

Investment Objective

BlackRock Value Opportunities V.I. Fund’s (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2016, the Fund underperformed its benchmark, the Standard & Poor’s (“S&P”) SmallCap 600® Value Index.

What factors influenced performance?

•

The Fund’s overweight in the underperforming health care sector, along with its stock selection in the group, was the most significant detractor from performance in the first half of 2016. The adverse impact of selection was most pronounced in the health care equipment & supplies and life sciences tools & services industries. Selection in industrials, particularly within the aerospace & defense subsector, also hurt results. Stock selection in the information technology sector, mostly within the communications equipment group, was a further detractor.

•	The Fund’s overweight position in the energy sector, together with its stock selection in the energy equipment & services and oil, gas & consumable fuels industries, made the largest contribution to performance. Security selection in the materials sector, especially the paper & forest products industry, was an additional contributor of note.

Describe recent portfolio activity.

•

The Fund’s weightings in the consumer discretionary, energy, materials, and utilities sectors increased during the period. The Fund substantially reduced its allocation to financials and made smaller reductions in healthcare, consumer staples and industrials.

Describe portfolio positioning at period end.

•

Relative to the S&P SmallCap 600® Value Index, the Fund ended the period with overweight positions in the health care, financials and information technology sectors, while it was underweight in consumer discretionary, industrials, materials, telecommunications services, utilities and consumer staples.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Net Assets
Financials	20%
Industrials	17
Information Technology	16
Consumer Discretionary	14
Health Care	8
Utilities	8
Materials	7
Energy	7
Consumer Staples	2
Short-Term Securities	19
Liabilities in Excess of Other Assets	(18)

For Fund compliance purposes, the Fund’s classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

BlackRock Value Opportunities V.I. Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[2]	The Fund invests primarily in common stocks of small cap companies and emerging growth companies that the investment adviser believes have special investment value.

[3]	An unmanaged index that is a subset of the S&P 600® Index that consists of those stocks in the S&P 600® Index exhibiting the strongest value characteristics.

Performance Summary for the Period Ended June 30, 2016

		Average Annual Total Returns
	6-Month Total Returns[5]	1 Year[5]	5 Years[5]	10 Years[5]
Class I4	4.60%	(4.81)%	8.46%	5.44%
Class II4	4.53	(4.98)	8.29	5.28
Class III[4]	4.52	(4.97)	8.26	5.21
S&P SmallCap 600® Value Index	8.76	0.72	11.36	7.08

[4]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[5]	For a portion of the period, the Fund’s investment adviser waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[6]	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[6]	Annualized Expense Ratio
Class I	$1,000.00	$1,046.00	$4.63	$1,000.00	$1,020.34	$4.57	0.91%
Class II	$1,000.00	$1,045.30	$5.49	$1,000.00	$1,019.49	$5.42	1.08%
Class III	$1,000.00	$1,045.20	$5.59	$1,000.00	$1,019.39	$5.52	1.10%

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	3

Disclosure of Expenses	BlackRock Value Opportunities V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2016 and held through June 30, 2016) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Schedule of Investments June 30, 2016 (Unaudited)	BlackRock Value Opportunities V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 3.8%
Aerojet Rocketdyne Holdings, Inc. (a)	119,900	$2,191,772
American Science & Engineering, Inc.	28,265	1,057,394
Cubic Corp. (b)	57,700	2,317,232
KLX, Inc. (a)	55,500	1,720,500
Triumph Group, Inc. (b)	39,584	1,405,232

		8,692,130
Air Freight & Logistics — 1.3%
Forward Air Corp.	35,100	1,563,003
Hub Group, Inc., Class A (a)	35,125	1,347,746

		2,910,749
Auto Components — 0.5%
Dorman Products, Inc. (a)(b)	18,127	1,036,864
Banks — 7.2%
CenterState Banks, Inc.	95,600	1,505,700
Green Bancorp, Inc. (a)	106,013	924,433
IBERIABANK Corp.	21,800	1,302,114
NBT Bancorp, Inc.	62,700	1,795,101
OFG Bancorp	158,000	1,311,400
Opus Bank	58,687	1,983,621
Texas Capital Bancshares, Inc. (a)	42,700	1,996,652
TriState Capital Holdings, Inc. (a)	176,800	2,427,464
UMB Financial Corp. (b)	61,700	3,283,057

		16,529,542
Beverages — 0.6%
Cott Corp.	106,352	1,484,674
Biotechnology — 0.0%
XOMA Corp. (a)(b)	5,307	2,926
Building Products — 0.2%
Continental Building Products, Inc. (a)	24,600	546,858
Chemicals — 1.8%
Kraton Performance Polymers, Inc. (a)	63,577	1,775,706
Stepan Co.	39,465	2,349,351

		4,125,057
Commercial Services & Supplies — 2.5%
ABM Industries, Inc.	39,523	1,441,799
Essendant, Inc.	61,813	1,889,005
Matthews International Corp., Class A (b)	42,332	2,355,352

		5,686,156
Communications Equipment — 2.1%
ARRIS International PLC (a)	35,740	749,110
Ciena Corp. (a)(b)	87,700	1,644,375
NetScout Systems, Inc. (a)(b)	75,300	1,675,425
Viavi Solutions, Inc. (a)	112,454	745,570

		4,814,480
Construction & Engineering — 1.0%
EMCOR Group, Inc.	34,200	1,684,692
KBR, Inc.	53,000	701,720

		2,386,412
Consumer Finance — 1.3%
Cash America International, Inc.	11,628	495,585
First Cash Financial Services, Inc.	49,000	2,515,170

		3,010,755
Diversified Consumer Services — 0.3%
Regis Corp. (a)(b)	63,640	792,318
Electric Utilities — 2.5%
ALLETE, Inc.	46,300	2,992,369

Common Stocks	Shares	Value
Electric Utilities (continued)
El Paso Electric Co.	58,500	$2,765,295

		5,757,664
Electronic Equipment, Instruments & Components — 3.1%
Anixter International, Inc. (a)	19,300	1,028,304
FARO Technologies, Inc. (a)	12,000	405,960
Itron, Inc. (a)	59,400	2,560,140
MTS Systems Corp.	28,400	1,245,056
OSI Systems, Inc. (a)(b)	19,549	1,136,383
Sanmina Corp. (a)	24,600	659,526

		7,035,369
Energy Equipment & Services — 4.6%
CARBO Ceramics, Inc.	83,800	1,097,780
Dril-Quip, Inc. (a)	23,500	1,373,105
Newpark Resources, Inc. (a)	396,800	2,297,472
Patterson-UTI Energy, Inc. (b)	95,000	2,025,400
Superior Energy Services, Inc.	129,600	2,385,936
U.S. Silica Holdings, Inc.	44,000	1,516,680

		10,696,373
Food & Staples Retailing — 1.1%
Smart & Final Stores, Inc. (a)	61,300	912,757
SUPERVALU, Inc. (a)(b)	352,815	1,665,287

		2,578,044
Food Products — 0.5%
Pinnacle Foods, Inc.	24,943	1,154,611
Gas Utilities — 4.9%
Northwest Natural Gas Co.	31,900	2,067,758
South Jersey Industries, Inc. (b)	109,800	3,471,876
Southwest Gas Corp.	36,149	2,845,288
Spire, Inc.	41,000	2,904,440

		11,289,362
Health Care Equipment & Supplies — 5.1%
Invacare Corp. (b)	165,037	2,001,899
Merit Medical Systems, Inc. (a)	156,500	3,103,395
NuVasive, Inc. (a)	58,291	3,481,138
OraSure Technologies, Inc. (a)	341,976	2,021,078
Tandem Diabetes Care, Inc. (a)	151,135	1,139,558

		11,747,068
Health Care Providers & Services — 2.6%
Landauer, Inc.	77,567	3,192,658
Owens & Minor, Inc.	71,827	2,684,893

		5,877,551
Hotels, Restaurants & Leisure — 3.0%
Bloomin’ Brands, Inc.	96,630	1,726,778
Bob Evans Farms, Inc.	56,674	2,150,778
Interval Leisure Group, Inc.	166,294	2,644,075
Papa John’s International, Inc. (b)	7,034	478,312

		6,999,943
Household Durables — 0.4%
iRobot Corp. (a)(b)	6,300	221,004
Taylor Morrison Home Corp., Class A (a)	48,803	724,237

		945,241
Insurance — 3.1%
American Equity Investment Life Holding Co.	33,000	470,250
Atlas Financial Holdings, Inc. (a)	65,374	1,125,740
Heritage Insurance Holdings, Inc. (b)	85,900	1,028,223
Maiden Holdings Ltd.	98,400	1,204,416

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	5

Schedule of Investments (continued)	BlackRock Value Opportunities V.I. Fund

Common Stocks	Shares	Value
Insurance (continued)
ProAssurance Corp.	33,700	$1,804,635
Selective Insurance Group, Inc.	40,400	1,543,684

		7,176,948
Internet & Catalog Retail — 0.6%
1-800-Flowers.com, Inc., Class A (a)	155,793	1,405,253
Internet Software & Services — 0.6%
comScore, Inc. (a)	26,400	630,432
Rackspace Hosting, Inc. (a)	35,700	744,702

		1,375,134
IT Services — 1.9%
CACI International, Inc., Class A (a)	33,800	3,055,858
CSG Systems International, Inc.	32,009	1,290,283

		4,346,141
Life Sciences Tools & Services — 0.6%
Pacific Biosciences of California, Inc. (a)(b)	205,104	1,442,907
Machinery — 4.6%
Actuant Corp., Class A (b)	74,500	1,684,445
Albany International Corp., Class A	39,900	1,593,207
Astec Industries, Inc.	29,200	1,639,580
Chart Industries, Inc. (a)(b)	72,104	1,739,870
Franklin Electric Co., Inc.	51,800	1,711,990
Joy Global, Inc. (b)	19,800	418,572
Kennametal, Inc.	30,500	674,355
RBC Bearings, Inc. (a)	14,700	1,065,750

		10,527,769
Marine — 0.2%
Scorpio Bulkers, Inc. (a)(b)	191,500	534,285
Media — 1.3%
Cable One, Inc.	5,534	2,830,143
Carmike Cinemas, Inc. (a)	3,632	109,396

		2,939,539
Metals & Mining — 2.9%
Haynes International, Inc. (b)	80,147	2,571,116
Hecla Mining Co. (b)	387,900	1,978,290
Materion Corp. (b)	81,514	2,018,287

		6,567,693
Multiline Retail — 0.6%
Fred’s, Inc., Class A (b)	91,473	1,473,630
Oil, Gas & Consumable Fuels — 2.1%
Callon Petroleum Co. (a)	126,800	1,423,964
Eclipse Resources Corp. (a)(b)	319,400	1,066,796
Energen Corp.	35,300	1,701,813
Whiting Petroleum Corp. (a)(b)	70,900	656,534

		4,849,107
Paper & Forest Products — 2.2%
Clearwater Paper Corp. (a)	36,200	2,366,394
PH Glatfelter Co.	143,700	2,810,772

		5,177,166
Professional Services — 1.0%
Kforce, Inc.	35,300	596,217
TriNet Group, Inc. (a)	79,300	1,648,647

		2,244,864
Real Estate Investment Trusts (REITs) — 5.1%
Armada Hoffler Properties, Inc.	77,844	1,069,577
Cedar Realty Trust, Inc.	370,136	2,750,110

Common Stocks	Shares	Value
Real Estate Investment Trusts (REITs) (continued)
CyrusOne, Inc.	24,753	$1,377,752
LTC Properties, Inc. (b)	65,271	3,376,469
Pennsylvania Real Estate Investment Trust (b)	152,979	3,281,400

		11,855,308
Real Estate Management & Development — 1.2%
Marcus & Millichap, Inc. (a)	105,115	2,670,972
Road & Rail — 0.5%
ArcBest Corp.	69,220	1,124,825
Semiconductors & Semiconductor Equipment — 4.6%
DSP Group, Inc. (a)	82,967	880,280
Integrated Device Technology, Inc. (a)	72,200	1,453,386
Kulicke & Soffa Industries, Inc. (a)	151,200	1,840,104
Microsemi Corp. (a)(b)	36,331	1,187,297
Rambus, Inc. (a)(b)	120,400	1,454,432
Semtech Corp. (a)	15,200	362,672
Ultratech, Inc. (a)	89,800	2,062,706
Veeco Instruments, Inc. (a)	77,000	1,275,120

		10,515,997
Software — 3.3%
Bottomline Technologies, Inc. (a)	42,800	921,484
Mentor Graphics Corp.	65,900	1,401,034
PTC, Inc. (a)	47,100	1,770,018
Rovi Corp. (a)(b)	53,000	828,920
Verint Systems, Inc. (a)	49,400	1,636,622
Zynga, Inc., Class A (a)	404,200	1,006,458

		7,564,536
Specialty Retail — 4.0%
Caleres, Inc.	28,300	685,143
Children’s Place, Inc. (b)	11,244	901,544
DSW, Inc., Class A (b)	15,340	324,901
Five Below, Inc. (a)(b)	35,500	1,647,555
Genesco, Inc. (a)	1,388	89,262
GNC Holdings, Inc., Class A (b)	49,200	1,195,068
Hibbett Sports, Inc. (a)(b)	36,900	1,283,751
Murphy USA, Inc. (a)	15,234	1,129,753
Party City Holdco, Inc. (a)(b)	86,560	1,204,050
Penske Automotive Group, Inc.	24,031	756,015

		9,217,042
Technology Hardware, Storage & Peripherals — 0.4%
Diebold, Inc. (b)	36,300	901,329
Textiles, Apparel & Luxury Goods — 3.2%
Deckers Outdoor Corp. (a)	11,177	642,901
G-III Apparel Group Ltd. (a)	40,554	1,854,129
Oxford Industries, Inc.	22,900	1,296,598
Perry Ellis International, Inc. (a)	22,400	450,688
Steven Madden Ltd. (a)(b)	33,900	1,158,702
Wolverine World Wide, Inc.	97,890	1,989,125

		7,392,143
Thrifts & Mortgage Finance — 2.4%
Essent Group Ltd. (a)	73,700	1,607,397
HomeStreet, Inc. (a)	64,000	1,274,880
Northwest Bancshares, Inc. (b)	181,600	2,693,128

		5,575,405
Trading Companies & Distributors — 2.1%
Applied Industrial Technologies, Inc.	55,100	2,487,214
DXP Enterprises, Inc. (a)(b)	39,273	586,346
SiteOne Landscape Supply, Inc. (a)(b)	29,605	1,006,274

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Schedule of Investments (concluded)	BlackRock Value Opportunities V.I. Fund

Common Stocks	Shares	Value
Trading Companies & Distributors (continued)
WESCO International, Inc. (a)	13,600	$700,264

		4,780,098
Total Common Stocks — 98.9%		227,758,238

Warrants
Biotechnology — 0.0%
XOMA Corp. (Issued/exercisable 3/09/12, 0.50 Share for 1 Warrant, Expires 3/09/17, Strike Price $1.76) (a)	47,650	—
Total Long-Term Investments (Cost — $212,036,411) — 98.9%		227,758,238

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.40% (c)(d)	1,384,471	$1,384,471
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.59% (c)(d)(e)	$41,807	41,807,289
Total Short-Term Securities (Cost — $43,191,760) — 18.8%		43,191,760
Total Investments (Cost — $255,228,171) — 117.7%		270,949,998
Liabilities in Excess of Other Assets — (17.7)%		(40,738,643)

Net Assets — 100.0%		$230,211,355

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	During the six months ended June 30, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2015	Net Activity	Shares/Beneficial Interest Held at June 30, 2016	Value at June 30, 2016	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	1,410,711	(26,240)	1,384,471	$ 1,384,471	$3,400
BlackRock Liquidity Series, LLC, Money Market Series	$24,589,615	$17,217,674	$41,807,289	41,807,289	71,089	[1]
Total				$43,191,760	$74,489

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	Current yield as of period end.

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day. Securities loaned with a value of $590,241 have been sold and are pending settlement as of June 30, 2016.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

      Various inputs are used in determining the fair value investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

      The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$227,758,238	—	—	$227,758,238
Warrants[1]	—	—	—	—
Short-Term Securities	1,384,471	$41,807,289	—	43,191,760

Total	$229,142,709	$41,807,289	—	$270,949,998

[1]	See above Schedule of Investments for values in each industry.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, collateral on securities loaned at value of $41,807,289 is categorized as Level 2 within the disclosure hierarchy.

During the six months ended June 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	7

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)	BlackRock Value Opportunities V.I. Fund
Assets
Investments at value — unaffiliated (including securities loaned at value of $41,411,375) (cost — $212,036,411)	$227,758,238
Investments at value — affiliated (cost — $43,191,760)	43,191,760
Receivables:
Investments sold	1,716,329
Securities lending income — affiliated	10,377
Capital shares sold	61,866
Dividends — affiliated	299
Dividends — unaffiliated	216,577
From the Manager	38,891
Prepaid expenses	523

Total assets	272,994,860

Liabilities
Collateral on securities loaned at value	41,807,289
Payables:
Investments purchased	589,293
Capital shares redeemed	51,315
Distribution fees	1,656
Investment advisory fees	142,588
Officer’s and Directors’ fees	3,039
Other accrued expenses	187,046
Other affiliates	1,279

Total liabilities	42,783,505

Net Assets	$230,211,355

Net Assets Consist of
Paid-in capital	219,648,857
Undistributed net investment income	171,326
Accumulated net realized loss	(5,330,625)
Net unrealized appreciation (depreciation)	15,721,797

Net Assets	$230,211,355

Net Asset Value
Class I — Based on net assets of $221,043,289 and 9,091,358 shares outstanding, 100 million shares authorized, $0.10 par value	$24.31

Class II — Based on net assets of $3,053,311 and 125,894 shares outstanding, 100 million shares authorized, $0.10 par value	$24.25

Class III — Based on net assets of $6,114,755 and 318,680 shares outstanding, 10 million shares authorized, $0.10 par value	$19.19

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)	BlackRock Value Opportunities V.I. Fund

Investment Income
Dividends — affiliated	$3,400
Dividends — unaffiliated	1,096,564
Securities lending — affiliated — net	71,089
Foreign taxes withheld	(2,673)

Total income	1,168,380

Expenses
Investment advisory	823,433
Transfer agent	2,476
Transfer agent — class specific	200,290
Professional	26,850
Accounting services	26,353
Custodian	19,698
Officer and Directors	11,123
Distribution — class specific	9,530
Printing	7,687
Miscellaneous	7,650

Total expenses	1,135,090
Less:
Fees waived by the Manager	(620)
Transfer agent fees reimbursed — class specific	(124,688)

Total expenses after fees waived and reimbursed	1,009,782

Net investment income	158,598

Realized and Unrealized Gain (Loss)
Net realized loss from investments	(459,080)
Net change in unrealized appreciation (depreciation) on:
Investments	10,391,479
Foreign currency translations	50

10,391,529

Net realized and unrealized gain	9,932,449

Net Increase in Net Assets Resulting from Operations	$10,091,047

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	9

Statements of Changes in Net Assets	BlackRock Value Opportunities V.I. Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

Operations
Net investment income	$158,598	$649,751
Net realized gain (loss)	(459,080)	9,036,749
Net change in unrealized appreciation (depreciation)	10,391,529	(26,171,341)

Net increase (decrease) in net assets resulting from operations	10,091,047	(16,484,841)

Distributions to Shareholders[1]
From net investment income:
Class I	—	(651,545)
Class II	—	(3,112)
Class III	—	(9,719)
From net realized gain:
Class I	—	(17,292,816)
Class II	—	(245,993)
Class III	—	(610,854)
From return of capital:
Class I	—	(6,430)
Class II	—	(93)
Class III	—	(237)

Decrease in net assets resulting from distributions to shareholders	—	(18,820,799)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(9,832,059)	(7,368,829)

Net Assets
Total increase (decrease) in net assets	258,988	(42,674,469)
Beginning of period	229,952,367	272,626,836

End of period	$230,211,355	$229,952,367

Undistributed net investment income, end of period	$171,326	$12,728

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Financial Highlights	BlackRock Value Opportunities V.I. Fund

	Class I
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31,
		2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$23.24	$26.96	$27.48	$19.39	$17.16	$17.66

Net investment income[1]	0.02	0.07	0.10	0.09	0.09	0.07
Net realized and unrealized gain (loss)	1.05	(1.80)	1.35	8.13	2.23	(0.50)

Net increase (decrease) from investment operations	1.07	(1.73)	1.45	8.22	2.32	(0.43)

Distributions:[2]
From net investment income	—	(0.07)	(0.08)	(0.13)	(0.09)	(0.07)
From net realized gain	—	(1.92)	(1.89)	—	—	—
From return of capital	—	(0.00)[3]	—	—	—	—

Total distributions	—	(1.99)	(1.97)	(0.13)	(0.09)	(0.07)

Net asset value, end of period	$24.31	$23.24	$26.96	$27.48	$19.39	$17.16

Total Return[4]
Based on net asset value	4.60%[5]	(6.61)%	5.22%	42.40%	13.54%	(2.43)%

Ratios to Average Net Assets
Total expenses	1.02%[6]	1.01%	1.02%	1.00%	0.95%	0.84%

Total expenses after fees waived and reimbursed	0.91%[6]	0.90%	0.90%	0.90%	0.87%	0.84%

Net investment income	0.15%[6]	0.26%	0.37%	0.37%	0.48%	0.37%

Supplemental Data
Net assets, end of period (000)	$221,043	$220,681	$260,860	$279,345	$213,871	$216,551

Portfolio turnover rate	45%	61%	57%	66%	47%	45%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	11

Financial Highlights (continued)	BlackRock Value Opportunities V.I. Fund

	Class II
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31,
		2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$23.21	$26.91	$27.43	$19.35	$17.13	$17.62

Net investment income (loss)[1]	(0.00)[2]	0.02	0.05	0.05	0.06	0.04
Net realized and unrealized gain (loss)	1.04	(1.77)	1.34	8.12	2.22	(0.49)

Net increase (decrease) from investment operations	1.04	(1.75)	1.39	8.17	2.28	(0.45)

Distributions:[3]
From net investment income	—	(0.03)	(0.02)	(0.09)	(0.06)	(0.04)
From net realized gain	—	(1.92)	(1.89)	—	—	—
From return of capital	—	(0.00)[2]	—	—	—	—

Total distributions	—	(1.95)	(1.91)	(0.09)	(0.06)	(0.04)

Net asset value, end of period	$24.25	$23.21	$26.91	$27.43	$19.35	$17.13

Total Return[4]
Based on net asset value	4.53%[5]	(6.76)%	5.03%	42.25%	13.31%	(2.55)%

Ratios to Average Net Assets
Total expenses	1.21%[6]	1.18%	1.19%	1.14%	1.16%	0.99%

Total expenses after fees waived and reimbursed	1.08%[6]	1.07%	1.07%	1.04%	1.04%	0.99%

Net investment income (loss)	(0.02)%[6]	0.08%	0.20%	0.22%	0.31%	0.21%

Supplemental Data
Net assets, end of period (000)	$3,053	$3,120	$3,764	$4,701	$3,968	$3,980

Portfolio turnover rate	45%	61%	57%	66%	47%	45%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Financial Highlights (concluded)	BlackRock Value Opportunities V.I. Fund

	Class III
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31,
		2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$18.36	$21.73	$22.50	$15.90	$14.09	$14.50

Net investment income (loss)[1]	(0.00)[2]	0.01	0.04	0.02	0.04	0.02
Net realized and unrealized gain (loss)	0.83	(1.43)	1.11	6.67	1.83	(0.40)

Net increase (decrease) from investment operations	0.83	(1.42)	1.15	6.69	1.87	(0.38)

Distributions:[3]
From net investment income	—	(0.03)	(0.03)	(0.09)	(0.06)	(0.03)
From net realized gain	—	(1.92)	(1.89)	—	—	—
From return of capital	—	(0.00)[2]	—	—	—	—

Total distributions	—	(1.95)	(1.92)	(0.09)	(0.06)	(0.03)

Net asset value, end of period	$19.19	$18.36	$21.73	$22.50	$15.90	$14.09

Total Return[4]
Based on net asset value	4.52%[5]	(6.78)%	5.07%	42.08%	13.28%	(2.61)%

Ratios to Average Net Assets
Total expenses	1.31%[6]	1.29%	1.25%	1.32%	1.21%	1.09%

Total expenses after fees waived and reimbursed	1.10%[6]	1.09%	1.09%	1.09%	1.08%	1.09%

Net investment income (loss)	(0.04)%[6]	0.06%	0.18%	0.13%	0.28%	0.11%

Supplemental Data
Net assets, end of period (000)	$6,115	$6,152	$8,002	$8,764	$11,262	$10,571

Portfolio turnover rate	45%	61%	57%	66%	47%	45%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	13

Notes to Financial Statements (Unaudited)	BlackRock Value Opportunities V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Value Opportunities V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The portion of distributions, if any, that exceeds the Fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Financial Statements (continued)	BlackRock Value Opportunities V.I. Fund

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value each business day.

•

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for the Fund’s investments has been included in the Schedule of Investments.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	15

Notes to Financial Statements (continued)	BlackRock Value Opportunities V.I. Fund

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Warrants: Warrants entitle the Fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and the Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteedby the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Financial Statements (continued)	BlackRock Value Opportunities V.I. Fund

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount[2]
BNP Paribas S.A.	$765,762	$(765,762)	—
Citigroup Global Markets, Inc.	2,872,406	(2,859,403)	$13,003
Goldman Sachs & Co.	3,600,259	(3,600,259)	—
JP Morgan Securities LLC	12,642,228	(12,642,228)	—
Morgan Stanley	17,459,967	(17,459,967)	—
SG Americas Securities LLC	1,126,021	(1,126,021)	—
State Street Bank & Trust Co.	2,504,082	(2,495,045)	9,037
UBS Securities LLC	440,650	(440,650)	—

Total	$41,411,375	$(41,389,335)	$22,040

[1]

Collateral with a value of $41,807,289 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

[2]

The market value of the loaned securities is determined as of June 30, 2016. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee, which is determined by calculating a percentage of the Fund’s average daily net assets, based on the following annual rates:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.75%
$1 Billion - $3 Billion	0.71%
$3 Billion - $5 Billion	0.68%
$5 Billion - $10 Billion	0.65%
Greater than $10 Billion	0.64%

Distribution Fees

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates of 0.15% and 0.25% based upon the average daily net assets attributable to Class II and Class III, respectively.

For the six months ended June 30, 2016, the following table shows the class specific distribution fees borne directly by each share class of the Fund:

Class II	Class III	Total
$2,219	$7,311	$9,530

Transfer Agent

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	17

Notes to Financial Statements (continued)	BlackRock Value Opportunities V.I. Fund

annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the six months ended June 30, 2016, the Fund paid the following amounts to affiliates in return for these services, which is included in transfer agent — class specific in the Statement of Operations:

Class I	Class II	Class III	Total
$190,669	$3,199	$6,422	$200,290

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

Expense Limitations, Waivers and Reimbursements

The Manager, with respect to the Fund, contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows:

Class I	1.25%
Class II	1.40%
Class III	1.50%

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2017, unless approved by the Board, including a majority of the Independent Directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a majority of the outstanding voting securities of the Fund.

The Manager, with respect to the Fund, voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by the Manager in the Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. For the six months ended June 30, 2016, the amount waived was $620.

The Manager has contractually agreed to reimburse transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.07%
Class II	0.09%
Class III	0.01%

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2017, unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund.

These amounts are shown as transfer agent fees reimbursed — class specific in the Statement of Operations. Class specific expense waivers and/or reimbursements are as follows:

	Class I	Class II	Class III	Total
Transfer Agent Fees Reimbursed	$116,695	$1,865	$6,128	$124,688

For the six months ended June 30, 2016, the Fund reimbursed the Manager $1,265 for certain accounting services, which is included in accounting services in the Statement of Operations.

Securities Lending

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Notes to Financial Statements (continued)	BlackRock Value Opportunities V.I. Fund

Pursuant to a securities lending agreement, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the six months ended June 30, 2016, the Fund paid BIM $27,464 for securities lending agent services.

Officers and Directors

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Officer and Directors in the Statement of Operations.

Other Transactions

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended June 30, 2016, the purchase and sale transactions which resulted in net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain
$137,236	$1,136,406	$334,971

6. Purchases and Sales:

For the six months ended June 30, 2016, purchases and sales of investments, excluding short-term securities, were $99,402,542 and $110,145,778, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2015. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of June 30, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$255,834,750

Gross unrealized appreciation	$28,577,062
Gross unrealized depreciation	(13,461,814)

Net unrealized appreciation	$15,115,248

8. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration,

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016	19

Notes to Financial Statements (concluded)	BlackRock Value Opportunities V.I. Fund

legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2016, the Fund did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class I
Shares sold	178,569	$3,970,763	269,901	$7,098,928
Shares issued in reinvestment of distributions	—	—	739,405	17,950,791
Shares redeemed	(581,244)	(13,305,599)	(1,190,218)	(31,496,476)

Net decrease	(402,675)	$(9,334,836)	(180,912)	$(6,446,757)

Class II
Shares sold	17	$387	7,945	$209,975
Shares issued in reinvestment of distributions	—	—	10,266	249,198
Shares redeemed	(8,563)	(199,940)	(23,627)	(620,132)

Net decrease	(8,546)	$(199,553)	(5,416)	$(160,959)

Class III
Shares sold	6,154	$106,144	11,375	$242,760
Shares issued in reinvestment of distributions	—	—	32,182	620,810
Shares redeemed	(22,547)	(403,814)	(76,771)	(1,624,683)

Net decrease	(16,393)	$(297,670)	(33,214)	$(761,113)

Total Net Decrease	(427,614)	$(9,832,059)	(219,542)	$(7,368,829)

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Variable Series Funds, Inc. (the “Corporation”) met in person on April 12, 2016 (the “April Meeting”) and May 10-11, 2016 (the “May Meeting”) to consider the approval of the investment advisory agreements (collectively, the “Advisory Agreements”) between the Corporation, on behalf of BlackRock Basic Value V.I. Fund (the “Basic Value V.I. Fund”), BlackRock Capital Appreciation V.I. Fund (the “Capital Appreciation V.I. Fund”), BlackRock Equity Dividend V.I. Fund (the “Equity Dividend V.I. Fund”), BlackRock Global Allocation V.I. Fund (the “Global Allocation V.I. Fund”), BlackRock Global Opportunities V.I. Fund (the “Global Opportunities V.I. Fund”), BlackRock Government Money Market V.I. Fund (the “Government Money Market V.I. Fund”), BlackRock High Yield V.I. Fund (the “High Yield V.I. Fund”), BlackRock International V.I. Fund (the “International V.I. Fund”), BlackRock iShares Alternative Strategies V.I. Fund (the “iShares Alternative Strategies V.I. Fund”), BlackRock iShares Dynamic Allocation V.I. Fund (the “iShares Dynamic Allocation V.I. Fund”), BlackRock iShares Dynamic Fixed Income V.I. Fund (the “iShares Dynamic Fixed Income V.I. Fund”), BlackRock iShares Equity Appreciation V.I. Fund (the “iShares Equity Appreciation V.I. Fund), BlackRock Large Cap Core V.I. Fund (the “Large Cap Core V.I. Fund”), BlackRock Large Cap Growth V.I. Fund (the “Large Cap Growth V.I. Fund”), BlackRock Large Cap Value V.I. Fund (the “Large Cap Value V.I. Fund”), BlackRock Managed Volatility V.I. Fund (the “Managed Volatility V.I. Fund”), BlackRock S&P 500 Index V.I. Fund (the “S&P 500 Index V.I. Fund”), BlackRock Total Return V.I. Fund (the “Total Return V.I. Fund”), BlackRock U.S. Government Bond V.I. Fund (the “U.S. Government Bond V.I. Fund”) and BlackRock Value Opportunities V.I. Fund (the “Value Opportunities V.I. Fund”) (each, a “Fund,” and collectively, the “Funds”), each a series of the Corporation, and BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between the Manager and (a) BlackRock International Limited; (b) BlackRock Asset Management North Asia Limited; and (c) BlackRock (Singapore) Limited (collectively, the “Sub-Advisors”), respectively with respect to the Funds, as applicable. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of thirteen individuals, ten of whom were not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). One of the Board Members is a non-management interested Board Member by virtue of his former positions with BlackRock, Inc. and its affiliates. The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; administrative and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) each Fund’s compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Fund fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund (other than the Large Cap Growth V.I. Fund, the Global Opportunities V.I. Fund and the S&P 500 Index V.I. Fund) as compared with a peer group of funds as determined by Broadridge,1 for the Large Cap Growth V.I. Fund and the Global Opportunities V.I. Fund, customized peer groups selected by BlackRock (each a “Customized Peer Group”), and for the S&P 500 Index V.I. Fund, the performance of the Fund as compared with its benchmark; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; and (g) sales and redemption data regarding each Fund’s shares.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreements between the Manager and the Corporation, on behalf of each Fund, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors, with respect to each Fund, as applicable, each for a one-year term ending June 30, 2017. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance and each Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular,

1 Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) preparing periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing other administrative functions necessary for the operation of each Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock

The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund (other than the Large Cap Growth V.I. Fund, Global Opportunities V.I. Fund and the S&P 500 Index V.I. Fund) as compared to other funds in its applicable Broadridge category, for the Large Cap Growth V.I. Fund and the Global Opportunities V.I. Fund, Customized Peer Groups, and for the S&P 500 Index V.I. Fund, the performance of the Fund as compared with its benchmark. The Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. The Board was provided with information on the composition of the Broadridge performance universes and expense universes. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the Basic Value V.I. Fund ranked in the fourth, second and third quartiles, respectively, against its Broadridge Performance Universe. The Board and BlackRock reviewed and discussed the reasons for the Basic Value V.I. Fund’s underperformance during the one- and five-year periods.

The Board and BlackRock discussed BlackRock’s strategy for improving the Basic Value V.I. Fund’s investment performance. Discussions covered topics such as: investment risks undertaken by the Basic Value V.I. Fund; performance attribution; the Fund’s investment personnel; and the resources appropriate to support the Fund’s investment processes. The Board and BlackRock also discussed BlackRock’s active equity platform, and it was noted that BlackRock has recruited a Head of Global Active Equity, and has appointed a Chief Performance Officer to provide analysis of investment performance to senior management and the Board.

The Board noted that for the one-, three- and five-year periods reported, the Capital Appreciation V.I. Fund ranked in the second, third and fourth quartiles, respectively, against its Broadridge Performance Universe. The Board noted the Capital Appreciation V.I. Fund’s improved performance during the one-year period. The Board and BlackRock reviewed and discussed the reasons for the Capital Appreciation V.I. Fund’s underperformance during the three- and five-year periods.

The Board and BlackRock discussed BlackRock’s strategy for improving the Capital Appreciation V.I. Fund’s investment performance. Discussions covered topics such as: investment risks undertaken by the Capital Appreciation V.I. Fund; performance attribution; the Fund’s investment personnel; and the resources appropriate to support the Fund’s investment processes. The Board and BlackRock also discussed BlackRock’s active equity platform, and it was noted that BlackRock has recruited a Head of Global Active Equity, and has appointed a Chief Performance Officer to provide analysis of investment performance to senior management and the Board.

The Board noted that for the one-, three- and five-year periods reported, the Equity Dividend V.I. Fund ranked in the first, third and second quartiles, respectively, against its Broadridge Performance Universe.

The Board noted that for the one-, three- and five-year periods reported, the Global Allocation V.I. Fund ranked in the first, second and third quartiles, respectively, against its Broadridge Performance Universe.

The Board noted that for the one-, three- and five-year periods reported, the Global Opportunities V.I. Fund ranked in the first, fourth, and fourth quartiles, respectively, against its Customized Peer Group. BlackRock believes that the Customized Peer Group is an appropriate performance metric for the Global Opportunities V.I. Fund. The Board noted the Global Opportunities V.I. Fund’s improved performance during the one-year period. The Board and BlackRock reviewed and discussed the reasons for the Global Opportunities V.I. Fund’s underperformance during the three- and five-year periods.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

In response to the Board’s ongoing concerns about underperformance, among other factors, the Board and BlackRock agreed to a continuation of a contractual expense cap, as detailed in Section C.

The Board and BlackRock discussed BlackRock’s strategy for improving the Global Opportunities V.I. Fund’s investment performance. Discussions covered topics such as: investment risks undertaken by the Global Opportunities V.I. Fund; performance attribution; the Fund’s investment personnel; and the resources appropriate to support the Fund’s investment processes. The Board and BlackRock also discussed BlackRock’s active equity platform, and it was noted that BlackRock has recruited a Head of Global Active Equity, and has appointed a Chief Performance Officer to provide analysis of investment performance to senior management and the Board.

The Board noted that for the one-, three- and five-year periods reported, the Government Money Market V.I. Fund ranked in the first, first, and third quartiles, respectively, against its Broadridge Performance Universe. Additionally, the Board noted that the Government Money Market V.I. Fund performed within the one basis point threshold of its Broadridge Performance Universe peer median for the five-year period. The Board reviewed the Government Money Market V.I. Fund’s performance within the context of the low yield environment that has existed over the past few years. The Board noted that effective September 1, 2015, the Government Money Market V.I. Fund had undergone a change in its investment strategy, and in that connection had changed its name from BlackRock Money Market V.I. Fund to BlackRock Government Money Market V.I. Fund.

The quartile standing of the Government Money Market V.I. Fund in its Broadridge Performance Universe takes into account the Fund’s current yield only. The Board believes that a money market fund can only be understood holistically, accounting for current yield and risk. While the Board reviews the Government Money Market V.I. Fund’s current yield performance, it also examines the liquidity, duration, and credit quality of the Fund’s portfolio. In the Board’s view, BlackRock’s money market funds have performed well over the one-, three- and five-year periods given BlackRock’s emphasis on preserving capital and seeking as high a level of current income as is consistent with liquidity while simultaneously managing risk.

The Board noted that for the one-, three- and five-year periods reported, the High Yield V.I. Fund ranked in the third, first and first quartiles, respectively, against its Broadridge Performance Universe. The Board and BlackRock reviewed and discussed the reasons for the High Yield V.I. Fund’s underperformance during the one-year period.

The Board noted that for the one-, three- and five-year periods reported, the International V.I. Fund ranked in the third, third and fourth quartiles, respectively, against its Broadridge Performance Universe. The Board and BlackRock reviewed and discussed the reasons for the International V.I. Fund’s underperformance during these periods.

The Board and BlackRock discussed BlackRock’s strategy for improving the International V.I. Fund’s investment performance. Discussions covered topics such as: investment risks undertaken by the International V.I. Fund; performance attribution; the Fund’s investment personnel; and the resources appropriate to support the Fund’s investment processes. The Board and BlackRock also discussed BlackRock’s active equity platform, and it was noted that BlackRock has recruited a Head of Global Active Equity, and has appointed a Chief Performance Officer to provide analysis of investment performance to senior management and the Board.

The Board noted that for each of the one-year and since-inception periods reported, the iShares Alternative Strategies V.I. Fund ranked in the first quartile against its Broadridge Performance Universe.

The Board noted that for each of the one-year and since-inception periods reported, the iShares Dynamic Allocation V.I. Fund ranked in the third quartile against its Broadridge Performance Universe. The Board and BlackRock reviewed and discussed the reasons for the iShares Dynamic Allocation V.I. Fund’s underperformance during these periods.

The Board and BlackRock discussed BlackRock’s strategy for improving the iShares Dynamic Allocation V.I. Fund’s investment performance. Discussions covered topics such as: investment risks undertaken by the iShares Dynamic Allocation V.I. Fund; performance attribution; the Fund’s investment personnel; and the resources appropriate to support the Fund’s investment processes.

The Board noted that for each of the one-year and since-inception periods reported, the iShares Dynamic Fixed Income V.I. Fund ranked in the second quartile against its Broadridge Performance Universe.

The Board noted that for each of the one-year and since-inception periods reported, the iShares Equity Appreciation V.I. Fund ranked in the fourth quartile against its Broadridge Performance Universe. The Board and BlackRock reviewed and discussed the reasons for the iShares Equity Appreciation V.I. Fund’s underperformance during these periods.

The Board and BlackRock discussed BlackRock’s strategy for improving the iShares Equity Appreciation V.I. Fund’s investment performance. Discussions covered topics such as: investment risks undertaken by the iShares Equity Appreciation V.I. Fund; performance attribution; the Fund’s investment personnel; and the resources appropriate to support the Fund’s investment processes.

The Board noted that for the one-, three- and five-year periods reported, the Large Cap Core V.I. Fund ranked in the third, second and second quartiles, respectively, against its Broadridge Performance Universe. The Board and BlackRock reviewed and discussed the reasons for the Large Cap Core V.I. Fund’s underperformance during the one-year period.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

The Board noted that for the one-, three- and five-year periods reported, the Large Cap Growth V.I. Fund ranked in the fourth, third and second quartiles, respectively, against its Customized Peer Group. BlackRock believes that the Customized Peer Group is an appropriate performance metric for the Large Cap Growth V.I. Fund. The Board and BlackRock reviewed and discussed the reasons for the Large Cap Growth V.I. Fund’s underperformance during one- and three-year periods.

The Board and BlackRock discussed BlackRock’s strategy for improving the Large Cap Growth V.I. Fund’s investment performance. Discussions covered topics such as: investment risks undertaken by the Large Cap Growth V.I. Fund; performance attribution; the Fund’s investment personnel; and the resources appropriate to support the Fund’s investment processes. The Board and BlackRock also discussed BlackRock’s active equity platform, and it was noted that BlackRock has recruited a Head of Global Active Equity, and has appointed a Chief Performance Officer to provide analysis of investment performance to senior management and the Board.

The Board noted that for the one-, three- and five-year periods reported, the Large Cap Value V.I. Fund ranked in the first, first and second quartiles, respectively, against its Broadridge Performance Universe.

The Board noted that for each of the one-, three- and five-year periods reported, the Managed Volatility V.I. Fund ranked in the first quartile against its Broadridge Performance Universe.

The Board noted that for the past five one-year periods reported, the S&P 500 Index V.I. Fund’s net performance was within the tolerance range of its benchmark index for four of the five periods. BlackRock believes that net performance relative to the benchmark is an appropriate performance metric for the Fund.

The Board noted that for each of the one-, three- and five-year periods reported, the Total Return V.I. Fund ranked in the second quartile against its Broadridge Performance Universe.

The Board noted that for the one-, three- and five-year periods reported, the U.S. Government Bond V.I. Fund ranked in the third, second and third quartiles, respectively, against its Broadridge Performance Universe. The Board and BlackRock reviewed and discussed the reasons for the U.S. Government Bond V.I. Fund’s underperformance during one- and five-year periods.

The Board and BlackRock discussed BlackRock’s strategy for improving the U.S. Government Bond V.I. Fund’s investment performance. Discussions covered topics such as: investment risks undertaken by the U.S. Government Bond V.I. Fund; performance attribution; the Fund’s investment personnel; and the resources appropriate to support the Fund’s investment processes.

The Board noted that for the one-, three- and five-year periods reported, the Value Opportunities V.I. Fund ranked in the fourth, second, and third quartiles, respectively, against its Broadridge Performance Universe. The Board and BlackRock reviewed and discussed the reasons for the Value Opportunities V.I. Fund’s underperformance during one- and five-year periods.

The Board and BlackRock discussed BlackRock’s strategy for improving the Value Opportunities V.I. Fund’s investment performance. Discussions covered topics such as: investment risks undertaken by the Value Opportunities V.I. Fund; performance attribution; the Fund’s investment personnel; and the resources appropriate to support the Fund’s investment processes. The Board and BlackRock also discussed BlackRock’s active equity platform, and it was noted that BlackRock has recruited a Head of Global Active Equity, and has appointed a Chief Performance Officer to provide analysis of investment performance to senior management and the Board.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund

The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2015 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund level is difficult.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing each Fund, to each Fund. The Board may receive and review information from independent third parties as part of its annual evaluation. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board noted that the Basic Value V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that the Basic Value V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Basic Value V.I. Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the Basic Value V.I. Fund on a class-by-class basis.

The Board noted that the Capital Appreciation V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Capital Appreciation V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Capital Appreciation V.I. Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the Capital Appreciation V.I. Fund on a class-by-class basis.

The Board noted that the Equity Dividend V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Fund’s Expense Peers. The Board also noted that the Equity Dividend V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Equity Dividend V.I. Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the Equity Dividend V.I. Fund on a class-by-class basis.

The Board noted that the Global Allocation V.I. Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Fund’s Expense Peers. The Board also noted that the Global Allocation V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Global Allocation V.I. Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the Global Allocation V.I. Fund on a class-by-class basis.

The Board noted that the Global Opportunities V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Global Opportunities V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Global Opportunities V.I. Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. The Board also noted that BlackRock agreed to a lower contractual expense cap on a class-by-class basis. The expense cap reduction was implemented on June 1, 2015. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the contractual cap. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the Global Opportunities V.I. Fund on a class-by-class basis.

The Board noted that the Government Money Market V.I. Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the fourth quartile, relative to the Fund’s Expense Peers. The Board reviewed the Government Money Market V.I. Fund’s expenses within the context of the low yield environment and consequent expense waivers and reimbursements. The Board

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

also noted that the Government Money Market V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Government Money Market V.I. Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that BlackRock proposed, and the Board agreed to, a lower contractual expense cap on a class by class basis, which was implemented on March 1, 2016. The Board also noted that, in connection with the lower contractual expense cap, effective March 1, 2016, BlackRock had discontinued the cap on certain operational and recordkeeping fees for the Government Money Market V.I. Fund on a class-by-class basis. Finally, the Board noted that, to enable the Government Money Market V.I. Fund to maintain minimum levels of daily net investment income, BlackRock has voluntarily agreed to waive a portion of its fees and/or reimburse the Fund’s operating expenses as necessary. This waiver and/or reimbursement may be discontinued at any time without notice.

The Board noted that the High Yield V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that the High Yield V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the Fund, combined with the assets of Total Return V.I. Fund, increase above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the High Yield V.I. Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the High Yield V.I. Fund on a class-by-class basis.

The Board noted that the International V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Fund’s Expense Peers. The Board also noted that the International V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the International V.I. Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the International V.I. Fund on a class-by-class basis.

The Board noted that the varying fee structure for fund of funds can limit the value of management fee comparisons. The Board also noted that the iShares Alternative Strategies V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board further noted that the iShares Alternative Strategies V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. Additionally, the Board noted that BlackRock has contractually agreed to a cap on the iShares Alternative Strategies V.I. Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. The Board noted that BlackRock proposed, and the Board agreed to, a lower contractual expense cap on a class-by-class basis. The contractual expense cap reduction was implemented on August 1, 2015.

The Board noted that the varying fee structure for fund of funds can limit the value of management fee comparisons. The Board also noted that the iShares Dynamic Allocation V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board further noted that the iShares Dynamic Allocation V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. Additionally, the Board noted that BlackRock has contractually agreed to a cap on the iShares Dynamic Allocation V.I. Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. The Board noted that BlackRock proposed, and the Board agreed to, a lower contractual expense cap on a class-by-class basis. The contractual expense cap reduction was implemented on August 1, 2015.

The Board noted that the varying fee structure for fund of funds can limit the value of management fee comparisons. The Board also noted that the iShares Dynamic Fixed Income V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board further noted that the iShares Dynamic Fixed Income V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. Additionally, the Board noted that BlackRock has contractually agreed to a cap on the iShares Dynamic Fixed Income V.I. Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. The Board noted that BlackRock proposed, and the Board agreed to, a lower contractual expense cap on a class-by-class basis. The contractual expense cap reduction was implemented on August 1, 2015.

The Board noted that the varying fee structure for fund of funds can limit the value of management fee comparisons. The Board also noted that the iShares Equity Appreciation V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Fund’s Expense Peers. The Board further noted that the iShares Equity Appreciation V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. Additionally, the Board noted that BlackRock has contractually agreed to a cap on the iShares Equity Appreciation V.I. Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. The Board noted that BlackRock proposed, and the Board agreed to, a lower contractual expense cap on a class-by-class basis. The contractual expense cap reduction was implemented on August 1, 2015.

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Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

The Board noted that the Large Cap Core V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that the Large Cap Core V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Large Cap Core V.I. Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the Large Cap Core V.I. Fund on a class-by-class basis.

The Board noted that the Large Cap Growth V.I. Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Fund’s Expense Peers. The Board also noted that the Large Cap Growth V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Large Cap Growth V.I. Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the Large Cap Growth V.I. Fund on a class-by-class basis.

The Board noted that the Large Cap Value V.I. Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that the Large Cap Value V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Large Cap Value V.I. Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to reduce the existing voluntary advisory fee waiver. This voluntary waiver reduction was implemented on June 17, 2016. Finally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the Large Cap Value V.I. Fund on a class-by-class basis.

The Board noted that the Managed Volatility V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and fourth quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Managed Volatility V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Managed Volatility V.I. Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. Finally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the Managed Volatility V.I. Fund on a class-by-class basis. In addition, the Board noted that BlackRock had agreed to a lower contractual expense cap on a class-by-class basis. The contractual expense cap reduction was implemented on June 1, 2014. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the contractual cap.

The Board noted that the S&P 500 Index V.I. Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that BlackRock has contractually agreed to a cap on the S&P 500 Index V.I. Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock has contractually agreed to waive a portion of the advisory fee payable by the S&P 500 Index V.I. Fund. Finally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the S&P 500 Index V.I. Fund on a class-by-class basis.

The Board noted that the Total Return V.I. Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the third quartile, relative to the Fund’s Expense Peers. The Board also noted that the Total Return V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the Fund, combined with the assets of High Yield V.I. Fund, increase above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Total Return V.I. Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the Total Return V.I. Fund on a class-by-class basis.

The Board noted that the U.S. Government Bond V.I. Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the second and fourth quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the U.S. Government Bond V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the U.S. Government Bond V.I. Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the U.S. Government Bond V.I. Fund on a class-by-class basis. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to increase the existing voluntary advisory fee waiver. This waiver increase was implemented on June 15, 2016.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

The Board noted that the Value Opportunities V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Value Opportunities V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Value Opportunities V.I. Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the Value Opportunities V.I. Fund on a class-by-class basis.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that, except with respect to the Government Money Market V.I. Fund, it had considered the investment by BlackRock’s funds in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreements between the Manager and the Corporation, on behalf of each Fund, for a one-year term ending June 30, 2017, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors, with respect to each Fund, as applicable, for a one-year term ending June 30, 2017. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Additional Information

General Information

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com/prospectus/insurance; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com/prospectus/insurance or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

Officers and Directors

Robert M. Hernandez, Chair of the Board and Director

Fred G. Weiss, Vice Chair of the Board and Director

James H. Bodurtha, Director

Bruce R. Bond, Director

Donald W. Burton, Director

Honorable Stuart E. Eizenstat, Director

Robert Fairbairn, Director

Henry Gabbay, Director

John F. O’Brien, Director

Donald C. Opatrny, Director

Roberta Cooper Ramo, Director

David H. Walsh, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective May 6, 2016, Valerie G. Brown resigned as a Director of the Company.

Effective May 10, 2016, Kenneth A. Froot resigned as a Director of the Company.

On June 2, 2016, the Board appointed Henry R. Keizer as a Director of the Company, effective July 28, 2016.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisors BlackRock International Limited[1] Edinburgh, United Kingdom BlackRock Asset Management North Asia Limited[2] Hong Kong BlackRock (Singapore) Limited[2] 079912 Singapore	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Custodians The Bank of New York Mellon[3] New York, NY 10286 Brown Brothers Harriman & Co.[4] Boston, MA 02109

Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

1For BlackRock International V.I. Fund and BlackRock Managed Volatility V.I Fund.

2For BlackRock Managed Volatility V.I. Fund.

3For all Funds except BlackRock Global Allocation V.I. Fund, BlackRock International V.I. Fund and BlackRock Large Cap Growth V.I. Fund.

4For BlackRock Global Allocation V.I. Fund, BlackRock International V.I. Fund and BlackRock Large Cap Growth V.I. Fund.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2016

This report is only for distribution to shareholders of the Funds of BlackRock Variable Series Funds, Inc. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of non-money market fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. An investment in the BlackRock Government Money Market V.I. Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds. Statements and other information herein are as dated and are subject to change.

VS-6/16-SAR

Item 2 – Code of Ethics – Not Applicable to this semi-annual report

Item 3 – Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) –   The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) –   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) –  Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Variable Series Funds, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Variable Series Funds, Inc.

Date:	August 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Variable Series Funds, Inc.

Date:	August 25, 2016

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Variable Series Funds, Inc.

Date:	August 25, 2016

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